UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6161

PIMCO Funds: Multi-Manager Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: June 30

Date of reporting period: July 1, 2004 - December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

•	MMS Institutional Book

•	NACM Institutional Book

•	RCM Institutional Book

•	MMS Retail Book – Domestic

•	MMS Retail Book – International & Sector

•	MMS Retail Book – RCM Innovation Fund

•	MMS Retail Book – PEA Renaissance Fund

•	MMS Class D Book – Domestic

•	MMS Class D Book – International & Sector

•	MMS Class R Book

Semi-Annual Report

12.31.04

PIMCO Stock Funds

Share Classes Ins Institutional Adm Administrative

PEA CAPITAL LLC

PEA Value Fund

(Effective 02.11.05 OpCap Value Fund)

PEA Renaissance Fund

(Effective 02.11.05 OpCap Renaissance Fund)

PEA Growth & Income Fund

PEA Growth Fund

PEA Target Fund

PEA Opportunity Fund

RCM Innovation Fund

(formerly PEA Innovation Fund)

CADENCE CAPITAL MANAGEMENT

CCM Focused Growth Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

CCM Emerging Companies Fund

NFJ INVESTMENT GROUP NFJ Dividend Value Fund NFJ Large-Cap Value Fund NFJ Small-Cap Value Fund NFJ International Value Fund MULTI-MANAGER Asset Allocation Fund

Effective April 1, 2005,

the Multi-Manager Series

stock funds will be re-named

the Allianz Funds–please see

the back cover for more

information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in each Fund’s prospectus. Please read each prospectus carefully before you invest or send money.

2  PIMCO Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name—PIMCO Advisors—will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, call us at 1-800-927-4648 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

PIMCO Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Admin) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares, and the Institutional and Admin shares were first offered in (month/year): Asset Allocation (2/99), RCM Innovation (3/99 and 3/00, respectively) and PEA Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Admin shares were first offered in (month/year): PEA Growth (3/99), PEA Opportunity (3/99) and PEA Renaissance (12/97 and 8/98, respectively). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-800-927-4648.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-927-4648. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available upon request, by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov .

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Semi-Annual Report  |  12.31.04  5

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

•	Asset Allocation Fund seeks long-term capital appreciation and current income by investing in PIMCO Funds. Approximately 60% of the Fund will be invested in stock funds and 40% in bond funds.

•	The Fund’s Institutional Class Shares posted a total return of 7.31% for the six-month period ended December 31, 2004. This result trailed the 8.06% return of the Russell 3000 Index and the 7.56% return of the Fund’s custom blended benchmark (48% Russell 3000 Index; 12% MSCI All Country World Index Ex-US; 40% Lehman Brothers Aggregate Index).

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. But, a late-in-the-year rally allowed the market as a whole to post positive results. The bond market also performed well during the six-month period, gaining 4.18% (as measured by the Lehman Brothers Aggregate Bond Index).

•	Equity funds represented 64.1% of the overall portfolio as of December 31, 2004. Top performing funds for the six-month period included RCM Mid-Cap Growth Fund and PEA Renaissance Fund. PIMCO StocksPlus Fund, the largest equity holding in the portfolio, performed in line with the S&P 500 Index.

•	Fixed income funds represented 35.9% of the overall portfolio as of December 31, 2004. PIMCO Total Return, which represented the vast majority of the fixed-income assets, returned 4.42%, outperforming the 4.18% return of the Lehman Brothers Aggregate Bond Index. Other funds that contributed to fixed income performance included the PIMCO High Yield Fund, the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) and the PIMCO Emerging Markets Bond Fund. These Funds generally benefited from the decrease in yield spreads.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO Asset Allocation Fund Institutional Class (Inception 02/26/99)	7.31%	10.87%	4.73%	—	7.43%
Russell 3000 Index	8.06%	11.95%	–1.17%	—	—
Lehman Brothers Aggregate Bond Index	4.18%	4.34%	7.71%	—	—
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	7.56%	10.01%	2.85%	—	—
Lipper Balanced Fund Average	6.07%	7.93%	2.01%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,073.10	$1,024.70
Expenses Paid During Period	$0.52	$0.51

Expenses are equal to the expense ratio of 0.10% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value  For periods ended 12/31/04

	Asset Allocation Fund Institutional Class Shares	Russell 3000 Index	Lehman Brothers Aggregate Bond Index	All Asset Blended Index
02/28/1999	5,000,000	5,000,001	5,000,000	5,000,000
03/31/1999	5,096,185	5,183,501	5,027,708	5,128,143
04/30/1999	5,286,519	5,417,277	5,043,636	5,276,425
05/31/1999	5,219,902	5,314,349	4,999,459	5,180,058
06/30/1999	5,389,889	5,582,723	4,983,531	5,327,615
07/31/1999	5,332,499	5,413,567	4,962,314	5,256,082
08/31/1999	5,303,804	5,351,852	4,959,839	5,228,479
09/30/1999	5,267,203	5,214,845	5,017,370	5,192,757
10/31/1999	5,392,498	5,541,815	5,035,883	5,379,883
11/30/1999	5,498,517	5,696,986	5,035,522	5,477,858
12/31/1999	5,774,428	6,060,454	5,011,240	5,697,756
01/31/2000	5,611,911	5,822,884	4,994,831	5,545,958
02/29/2000	5,789,664	5,877,037	5,055,236	5,615,512
03/31/2000	6,029,605	6,337,209	5,121,832	5,881,493
04/30/2000	5,855,723	6,114,139	5,107,167	5,736,001
05/31/2000	5,789,239	5,942,332	5,104,823	5,639,960
06/30/2000	5,923,450	6,118,225	5,211,028	5,795,859
07/31/2000	5,928,601	6,009,932	5,258,331	5,740,189
08/31/2000	6,211,896	6,455,869	5,334,543	5,986,452
09/30/2000	6,096,817	6,163,419	5,368,082	5,831,468
10/31/2000	6,060,526	6,075,898	5,403,604	5,784,903
11/30/2000	5,827,229	5,515,700	5,491,958	5,535,553
12/31/2000	6,060,134	5,608,364	5,593,836	5,643,984
01/31/2001	6,140,782	5,800,170	5,685,315	5,783,715
02/28/2001	5,893,077	5,270,034	5,734,842	5,495,156
03/31/2001	5,673,080	4,926,428	5,763,632	5,287,594
04/30/2001	5,893,958	5,321,528	5,739,685	5,525,504
05/31/2001	5,905,584	5,364,100	5,774,357	5,541,773
06/30/2001	5,839,872	5,265,401	5,796,141	5,475,654
07/31/2001	5,857,498	5,178,521	5,925,724	5,466,667
08/31/2001	5,728,245	4,872,989	5,993,622	5,320,637
09/30/2001	5,450,722	4,443,191	6,063,432	5,052,429
10/31/2001	5,557,020	4,546,717	6,190,342	5,168,211
11/30/2001	5,787,332	4,896,815	6,104,984	5,359,066
12/31/2001	5,862,585	4,965,860	6,066,174	5,390,004
01/31/2002	5,838,826	4,903,786	6,115,305	5,347,443
02/28/2002	5,803,187	4,803,749	6,174,568	5,320,430
03/31/2002	5,968,231	5,014,153	6,071,849	5,431,551
04/30/2002	5,890,254	4,750,910	6,189,595	5,341,044
05/31/2002	5,860,263	4,695,800	6,242,186	5,336,443
06/30/2002	5,612,708	4,357,702	6,296,161	5,142,809
07/31/2002	5,249,033	4,011,265	6,372,133	4,911,211
08/31/2002	5,285,401	4,030,118	6,479,901	4,955,573
09/30/2002	4,962,646	3,606,552	6,584,664	4,674,587
10/31/2002	5,157,260	3,893,634	6,554,671	4,874,744
11/30/2002	5,388,363	4,129,199	6,552,928	5,043,925
12/31/2002	5,270,782	3,895,899	6,688,284	4,929,258
01/31/2003	5,185,177	3,800,450	6,693,994	4,852,211
02/28/2003	5,136,261	3,737,742	6,786,616	4,828,817
03/31/2003	5,152,328	3,776,989	6,781,387	4,840,424
04/30/2003	5,429,998	4,085,568	6,837,344	5,102,217
05/31/2003	5,744,691	4,332,337	6,964,827	5,327,194
06/30/2003	5,811,500	4,390,823	6,950,991	5,375,189
07/31/2003	5,836,523	4,491,373	6,717,321	5,379,152
08/31/2003	5,986,659	4,591,082	6,761,878	5,469,980
09/30/2003	6,008,602	4,541,039	6,940,860	5,517,655
10/31/2003	6,246,691	4,815,772	6,876,171	5,700,223
11/30/2003	6,334,408	4,882,229	6,892,614	5,758,345
12/31/2003	6,563,882	5,105,347	6,962,753	5,960,823
01/31/2004	6,683,569	5,212,049	7,018,784	6,051,325
02/29/2004	6,778,059	5,282,412	7,094,730	6,135,173
03/31/2004	6,795,769	5,219,551	7,147,908	6,123,088
04/30/2004	6,624,126	5,111,506	6,961,905	5,975,664
05/31/2004	6,662,269	5,185,623	6,934,034	6,009,335
06/30/2004	6,781,812	5,288,817	6,973,213	6,096,614
07/31/2004	6,602,839	5,088,900	7,042,340	5,988,851
08/31/2004	6,634,799	5,109,764	7,176,689	6,052,087
09/30/2004	6,722,890	5,188,455	7,196,147	6,126,772
10/31/2004	6,844,775	5,273,545	7,256,485	6,221,136
11/30/2004	7,094,959	5,518,765	7,198,606	6,391,953
12/31/2004	7,277,546	5,715,233	7,264,852	6,557,614

Sector Breakdown *

Total Return	30.5%
StocksPLUS	14.4%
RCM International Growth Equity	14.0%
PEA Renaissance	7.5%
PEA Value	6.8%
RCM Large-Cap Growth	6.1%
RCM Mid-Cap	5.8%
Other	14.9%

*	% of total investments as of Dec. 31, 2004

6  PIMCO Funds Semi-Annual Report  |  12.31.04

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its asset in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Institutional Class Shares returned 9.44% for the six-month period ended December 31, 2004. This return exceeded the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s strong relative performance was attributable to stock selection. For example, the Fund realized significant benefits from its holdings in the consumer discretionary sector, including MGM Mirage, Starbucks and D.R. Horton Inc. The Fund also saw contributions from its holdings in materials, such as Monsanto Co. and Phelps Dodge Corp.

•	Underweight exposure and careful stock selection in healthcare added to relative performance. While the healthcare sector as a whole did not deliver strong results, the Fund saw solid returns from several investments, including UnitedHealth Group Inc. and Aetna Inc.

•	Relative performance was hindered over the period by sector allocations, including an underweight to utilities and telecommunications. The Fund also saw disappointing results from several holdings in the financial sector, including Merrill Lynch & Co. Inc. and ACE Ltd.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO CCM Capital Appreciation Fund Institutional Class (Inception 03/08/91)	9.44%	12.56%	0.29%	13.04%	12.47%
PIMCO CCM Capital Appreciation Fund Administrative Class (Inception 07/31/96)	9.34%	12.30%	0.10%	—	12.22%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Multi-Cap Growth Fund Average	6.62%	10.71%	–7.51%	10.42%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,094.40	$1,093.40	$1,021.63	$1,020.37
Expenses Paid During Period	$3.75	$5.07	$3.62	$4.89

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Capital Appreciation Fund Institutional Class Shares	S&P 500 Index
03/31/1991	5,000,000	5,000,000
04/30/1991	4,854,350	5,012,000
05/31/1991	5,094,373	5,228,518
06/30/1991	4,820,061	4,989,052
07/31/1991	5,164,862	5,221,542
08/31/1991	5,327,032	5,345,293
09/30/1991	5,253,318	5,256,026
10/31/1991	5,433,351	5,326,457
11/30/1991	5,275,577	5,111,801
12/31/1991	6,008,526	5,696,591
01/31/1992	5,951,282	5,590,634
02/29/1992	6,015,540	5,663,312
03/31/1992	5,817,823	5,552,878
04/30/1992	5,805,268	5,716,132
05/31/1992	5,830,077	5,744,142
06/30/1992	5,646,491	5,658,669
07/31/1992	5,811,083	5,889,825
08/31/1992	5,666,801	5,769,261
09/30/1992	5,816,058	5,837,050
10/31/1992	6,018,924	5,857,187
11/30/1992	6,371,407	6,056,624
12/31/1992	6,459,843	6,130,939
01/31/1993	6,679,451	6,182,194
02/28/1993	6,599,169	6,266,457
03/31/1993	6,904,241	6,398,680
04/30/1993	6,735,135	6,244,023
05/31/1993	7,040,790	6,411,051
06/30/1993	7,153,400	6,429,835
07/31/1993	7,052,175	6,403,987
08/31/1993	7,310,181	6,646,954
09/30/1993	7,525,186	6,595,972
10/31/1993	7,543,860	6,732,443
11/30/1993	7,393,094	6,668,283
12/31/1993	7,603,513	6,748,903
01/31/1994	7,871,521	6,978,365
02/28/1994	7,764,846	6,788,973
03/31/1994	7,377,445	6,492,973
04/30/1994	7,405,400	6,576,213
05/31/1994	7,399,773	6,684,129
06/30/1994	7,191,566	6,520,301
07/31/1994	7,367,360	6,734,427
08/31/1994	7,587,534	7,010,539
09/30/1994	7,384,297	6,839,131
10/31/1994	7,554,006	6,992,806
11/30/1994	7,208,583	6,738,128
12/31/1994	7,279,887	6,838,055
01/31/1995	7,275,418	7,015,365
02/28/1995	7,638,905	7,288,754
03/31/1995	7,973,994	7,503,845
04/30/1995	8,248,506	7,724,833
05/31/1995	8,550,420	8,033,595
06/30/1995	8,920,691	8,220,215
07/31/1995	9,416,251	8,492,798
08/31/1995	9,507,671	8,514,115
09/30/1995	9,884,778	8,873,410
10/31/1995	9,700,127	8,841,732
11/30/1995	9,998,064	9,229,884
12/31/1995	9,983,895	9,407,652
01/31/1996	10,319,950	9,727,888
02/29/1996	10,710,996	9,818,066
03/31/1996	10,731,348	9,912,614
04/30/1996	10,866,103	10,058,726
05/31/1996	11,141,737	10,318,140
06/30/1996	11,121,089	10,357,452
07/31/1996	10,561,962	9,899,860
08/31/1996	11,016,637	10,108,648
09/30/1996	11,692,504	10,677,563
10/31/1996	11,987,428	10,972,050
11/30/1996	12,859,911	11,801,427
12/31/1996	12,658,812	11,567,641
01/31/1997	13,397,357	12,290,387
02/28/1997	13,259,311	12,386,744
03/31/1997	12,776,151	11,877,772
04/30/1997	13,183,386	12,586,875
05/31/1997	14,025,466	13,353,165
06/30/1997	14,625,966	13,951,386
07/31/1997	16,206,592	15,061,498
08/31/1997	15,599,190	14,217,753
09/30/1997	16,544,805	14,996,459
10/31/1997	16,248,006	14,495,577
11/30/1997	16,662,144	15,166,577
12/31/1997	16,991,599	15,426,988
01/31/1998	16,723,663	15,597,610
02/28/1998	17,951,702	16,722,510
03/31/1998	18,949,019	17,578,870
04/30/1998	18,963,905	17,755,713
05/31/1998	18,651,313	17,450,492
06/30/1998	19,447,678	18,159,332
07/31/1998	18,889,478	17,965,934
08/31/1998	15,808,216	15,368,420
09/30/1998	16,693,892	16,352,921
10/31/1998	17,460,487	17,683,067
11/30/1998	18,599,214	18,754,838
12/31/1998	19,980,246	19,835,492
01/31/1999	20,637,174	20,665,012
02/28/1999	19,812,008	20,022,744
03/31/1999	20,292,687	20,823,854
04/30/1999	20,989,673	21,630,362
05/31/1999	20,268,654	21,119,669
06/30/1999	21,502,398	22,291,811
07/31/1999	20,709,276	21,595,860
08/31/1999	20,300,699	21,488,291
09/30/1999	19,795,985	20,899,948
10/31/1999	21,181,945	22,222,497
11/30/1999	22,199,383	22,674,280
12/31/1999	24,435,384	24,009,796
01/31/2000	23,763,118	22,803,955
02/29/2000	25,653,256	22,371,873
03/31/2000	26,880,871	24,560,513
04/30/2000	25,701,971	23,821,487
05/31/2000	25,331,738	23,332,670
06/30/2000	26,403,465	23,907,821
07/31/2000	26,111,176	23,533,902
08/31/2000	29,131,498	24,995,593
09/30/2000	28,761,265	23,676,075
10/31/2000	28,020,799	23,575,926
11/30/2000	26,403,465	21,717,289
12/31/2000	27,862,325	21,823,397
01/31/2001	26,395,172	22,597,691
02/28/2001	25,036,696	20,537,234
03/31/2001	23,651,052	19,236,200
04/30/2001	24,995,942	20,731,045
05/31/2001	25,158,959	20,869,943
06/30/2001	24,072,179	20,361,969
07/31/2001	23,460,865	20,161,525
08/31/2001	22,496,348	18,899,414
09/30/2001	21,165,042	17,373,356
10/31/2001	21,137,873	17,704,666
11/30/2001	22,224,653	19,062,791
12/31/2001	22,597,918	19,229,781
01/31/2002	22,325,489	18,949,219
02/28/2002	21,698,905	18,583,783
03/31/2002	22,502,568	19,282,818
04/30/2002	21,780,633	18,113,700
05/31/2002	21,453,719	17,980,202
06/30/2002	20,200,550	16,699,293
07/31/2002	18,361,659	15,398,017
08/31/2002	18,429,766	15,499,644
09/30/2002	16,999,519	13,815,127
10/31/2002	17,857,667	15,031,121
11/30/2002	18,102,853	15,914,966
12/31/2002	17,328,377	14,979,993
01/31/2003	17,151,279	14,587,517
02/28/2003	16,933,312	14,368,705
03/31/2003	17,301,131	14,507,823
04/30/2003	18,268,360	15,703,548
05/31/2003	19,276,457	16,530,609
06/30/2003	19,439,932	16,741,490
07/31/2003	19,875,866	17,036,659
08/31/2003	20,393,538	17,368,925
09/30/2003	20,107,456	17,184,463
10/31/2003	21,388,013	18,156,588
11/30/2003	21,578,734	18,316,333
12/31/2003	22,028,291	19,276,925
01/31/2004	22,314,372	19,630,753
02/29/2004	22,709,438	19,903,609
03/31/2004	22,736,683	19,603,339
04/30/2004	21,646,848	19,295,597
05/31/2004	22,028,291	19,560,389
06/30/2004	22,654,946	19,940,739
07/31/2004	21,524,242	19,280,762
08/31/2004	21,524,242	19,358,751
09/30/2004	22,219,012	19,568,418
10/31/2004	22,709,438	19,867,370
11/30/2004	24,126,223	20,671,235
12/31/2004	24,794,137	21,374,649

Sector Breakdown *

Short-Term Instruments	17.5%
Technology	17.2%
Financial & Business Services	10.2%
Healthcare	9.8%
Consumer Services	8.2%
Energy	6.4%
Consumer Staples	5.9%
Capital Goods	5.7%
Consumer Discretionary	5.1%
Other	14.0%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  7

AN INTERNATIONAL STOCK FUND

PIMCO CCM Emerging Companies Fund

•	CCM Emerging Companies Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with very small market capitalizations (the portfolio managers define “very small” as companies with market capitalizations of at least $100 million and whose market capitalizations rank in the lower 50% of the Russell 2000 Index), that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

•	The Fund’s Institutional Class Shares returned 6.36% for the six-month period ended December 31, 2004. This performance trailed the 10.84% return of the Fund’s benchmark, the Russell 2000 Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months allowed for positive gains. Small-cap stocks outperformed the general market for the six months.

•	The Fund’s stock picking in information technology detracted from relative performance. For example, the Fund saw disappointing results from its investment in Anaren Inc., which provides microwave components and assemblies, and eCollege.com, which is an outsource provider of eLearning.

•	Relative performance was also hurt by stock selection in the energy sector. Fund holdings Edge Petroleum and Patina Oil & Gas Corp. detracted from results.

•	Fund performance was helped over the period by sector allocations, including an overweight in industrials. Performance also benefited from stock selection in consumer staples and telecommunications.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO CCM Emerging Companies Fund Institutional Class (Inception 06/25/93)	6.36%	12.43%	13.69%	16.08%	15.55%
PIMCO CCM Emerging Companies Fund Administrative Class (Inception 04/01/96)	6.21%	12.15%	13.42%	—	15.27%
Russell 2000 Index	10.84%	18.32%	6.61%	11.53%	—
Lipper Small-Cap Growth Fund Average	7.08%	10.65%	–1.82%	9.44%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,063.60	$1,062.10	$1,017.59	$1,016.33
Expenses Paid During Period	$7.85	$9.15	$7.68	$8.94

For each class of the Fund, expenses are equal to the expense ratio for the class (1.51% for Institutional Class, 1.76% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Emerging Companies Fund Institutional Class Shares	Russell 2000 Index
06/30/1993	5,000,000	5,000,000
07/31/1993	5,021,687	5,069,050
08/31/1993	5,277,282	5,287,932
09/30/1993	5,442,666	5,437,157
10/31/1993	5,547,911	5,577,164
11/30/1993	5,517,841	5,395,460
12/31/1993	5,893,716	5,579,823
01/31/1994	6,099,194	5,754,639
02/28/1994	6,084,159	5,733,749
03/31/1994	5,763,413	5,431,753
04/30/1994	5,903,739	5,463,963
05/31/1994	5,723,320	5,402,493
06/30/1994	5,487,771	5,220,213
07/31/1994	5,482,760	5,306,033
08/31/1994	5,808,518	5,601,580
09/30/1994	5,958,868	5,582,590
10/31/1994	5,953,856	5,560,037
11/30/1994	5,838,588	5,335,355
12/31/1994	5,953,856	5,478,183
01/31/1995	5,803,506	5,408,993
02/28/1995	6,003,973	5,634,170
03/31/1995	6,124,253	5,730,740
04/30/1995	6,389,871	5,858,077
05/31/1995	6,455,022	5,958,777
06/30/1995	6,941,154	6,267,918
07/31/1995	7,472,390	6,628,950
08/31/1995	7,602,693	6,766,103
09/30/1995	7,813,183	6,886,946
10/31/1995	7,707,938	6,578,962
11/30/1995	7,923,440	6,855,344
12/31/1995	8,111,989	7,036,188
01/31/1996	7,666,725	7,028,589
02/29/1996	8,040,337	7,247,670
03/31/1996	8,444,657	7,395,160
04/30/1996	9,355,656	7,790,579
05/31/1996	9,729,268	8,097,606
06/30/1996	9,452,898	7,765,118
07/31/1996	8,736,381	7,086,913
08/31/1996	9,268,651	7,498,379
09/30/1996	9,601,319	7,791,416
10/31/1996	9,350,538	7,671,350
11/30/1996	9,780,448	7,987,410
12/31/1996	10,044,807	8,196,760
01/31/1997	10,387,828	8,360,531
02/28/1997	10,073,392	8,157,788
03/31/1997	9,581,728	7,772,822
04/30/1997	9,324,462	7,794,508
05/31/1997	10,444,998	8,661,647
06/30/1997	11,348,288	9,032,885
07/31/1997	11,977,160	9,453,185
08/31/1997	12,520,277	9,669,663
09/30/1997	13,800,890	10,377,483
10/31/1997	13,292,075	9,921,911
11/30/1997	13,349,245	9,857,419
12/31/1997	13,730,013	10,029,924
01/31/1998	13,453,742	9,871,451
02/28/1998	14,488,151	10,601,938
03/31/1998	15,561,110	11,038,738
04/30/1998	15,708,883	11,099,782
05/31/1998	15,137,066	10,501,504
06/30/1998	15,201,315	10,523,557
07/31/1998	14,237,580	9,671,149
08/31/1998	11,635,495	7,793,012
09/30/1998	12,053,114	8,403,205
10/31/1998	12,001,715	8,746,055
11/30/1998	12,522,132	9,204,349
12/31/1998	13,197,781	9,774,098
01/31/1999	13,304,000	9,904,093
02/28/1999	12,374,579	9,101,862
03/31/1999	11,405,325	9,243,851
04/30/1999	12,500,715	10,072,100
05/31/1999	13,025,174	10,219,153
06/30/1999	13,277,445	10,681,058
07/31/1999	13,051,729	10,388,397
08/31/1999	12,573,741	10,004,027
09/30/1999	12,274,998	10,006,027
10/31/1999	12,122,308	10,046,052
11/30/1999	12,826,012	10,645,801
12/31/1999	13,914,763	11,850,906
01/31/2000	14,180,312	11,660,106
02/29/2000	16,596,807	13,585,189
03/31/2000	16,357,813	12,689,925
04/30/2000	15,235,868	11,925,992
05/31/2000	14,439,222	11,230,707
06/30/2000	16,676,471	12,210,024
07/31/2000	14,804,351	11,816,861
08/31/2000	16,643,278	12,718,488
09/30/2000	17,466,479	12,344,564
10/31/2000	16,065,709	11,793,997
11/30/2000	14,472,415	10,582,753
12/31/2000	16,392,464	11,491,812
01/31/2001	16,735,215	12,090,535
02/28/2001	15,729,314	11,297,396
03/31/2001	15,252,442	10,744,953
04/30/2001	16,720,313	11,585,209
05/31/2001	17,234,440	11,870,205
06/30/2001	17,390,914	12,279,727
07/31/2001	16,675,606	11,615,394
08/31/2001	16,086,968	11,240,217
09/30/2001	14,298,699	9,727,283
10/31/2001	15,394,014	10,296,330
11/30/2001	16,653,253	11,093,265
12/31/2001	18,031,472	11,777,720
01/31/2002	17,989,263	11,655,232
02/28/2002	17,668,479	11,335,878
03/31/2002	19,179,543	12,247,283
04/30/2002	20,116,572	12,358,733
05/31/2002	19,019,151	11,810,005
06/30/2002	18,250,956	11,224,229
07/31/2002	15,558,053	9,529,371
08/31/2002	15,785,979	9,505,547
09/30/2002	15,431,428	8,823,049
10/31/2002	15,558,053	9,106,269
11/30/2002	16,056,114	9,918,548
12/31/2002	15,189,033	9,366,085
01/31/2003	15,083,554	9,106,644
02/28/2003	14,824,650	8,831,624
03/31/2003	15,428,759	8,945,552
04/30/2003	16,368,484	9,793,590
05/31/2003	17,969,853	10,844,442
06/30/2003	18,890,401	11,040,726
07/31/2003	20,194,510	11,731,876
08/31/2003	20,884,920	12,269,196
09/30/2003	20,817,797	12,042,216
10/31/2003	22,486,289	13,053,762
11/30/2003	23,301,357	13,517,170
12/31/2003	23,512,316	13,791,569
01/31/2004	24,427,840	14,390,123
02/29/2004	24,302,996	14,519,634
03/31/2004	24,771,162	14,654,667
04/30/2004	23,262,628	13,907,279
05/31/2004	23,637,160	14,128,404
06/30/2004	24,854,391	14,723,210
07/31/2004	22,711,233	13,732,338
08/31/2004	22,024,590	13,662,303
09/30/2004	23,262,628	14,303,065
10/31/2004	23,533,124	14,584,836
11/30/2004	25,582,649	15,849,341
12/31/2004	26,435,297	16,318,481

Sector Breakdown *

Technology	17.4%
Short-Term Instruments	15.0%
Financial & Business Services	13.1%
Consumer Discretionary	12.7%
Healthcare	10.2%
Consumer Services	9.6%
Transportation	5.3%
Other	16.7%

*	% of total investments as of Dec. 31, 2004

8  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO CCM Focused Growth Fund

•	CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million.

•	The Fund’s Institutional Class Shares returned 10.62% for the six-month period ended December 31, 2004. This performance surpassed the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of the year led to positive overall returns. Large-cap growth stocks underperformed the general market in this environment.

•	The Fund’s strong relative performance was primarily due to stock selection. For example, the Fund benefited from its holdings in consumer discretionary, including D.R. Horton Inc., Starbucks, and Home Depot Inc. The Fund was also helped by investments in the healthcare sector, including Aetna Inc. and WellPoint Inc.

•	The Fund held a large overweight in information technology during the reporting period. This strategy helped the relative performance, as did stock selection within the sector. Two standout stocks in this area were Cree Inc., a semiconductor company, and Symantec Corp., a software and service provider.

•	Relative performance was slightly hindered over the six months by the Fund’s underweight in industrials. Select holdings in this sector also delivered disappointing returns, including 3M Co. and Apollo Group Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO CCM Focused Growth Fund Institutional Class (Inception 08/31/99)	10.62%	16.68%	–6.92%	—	–2.26%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Multi-Cap Growth Fund Average	6.62%	10.71%	–7.51%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Inst. Class	Inst. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,106.20	$1,021.63
Expenses Paid During Period	$3.77	$3.62

Expenses are equal to the expense ratio of 0.71% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Focused Growth Fund Institutional Class Shares	S&P 500 Index
08/31/1999	5,000,000	5,000,000
09/30/1999	4,960,000	4,863,102
10/31/1999	5,140,000	5,170,839
11/30/1999	5,520,000	5,275,962
12/31/1999	6,212,079	5,586,716
01/31/2000	6,017,013	5,306,135
02/29/2000	6,802,276	5,205,596
03/31/2000	6,892,306	5,714,859
04/30/2000	6,287,104	5,542,899
05/31/2000	5,941,988	5,429,159
06/30/2000	6,677,234	5,562,988
07/31/2000	6,602,209	5,475,983
08/31/2000	7,662,564	5,816,096
09/30/2000	7,477,502	5,509,064
10/31/2000	6,952,326	5,485,761
11/30/2000	5,771,931	5,053,284
12/31/2000	5,946,864	5,077,974
01/31/2001	5,664,487	5,258,141
02/28/2001	4,749,585	4,778,703
03/31/2001	4,292,134	4,475,973
04/30/2001	4,647,929	4,823,800
05/31/2001	4,540,626	4,856,120
06/30/2001	4,314,724	4,737,922
07/31/2001	4,077,527	4,691,282
08/31/2001	3,761,265	4,397,607
09/30/2001	3,416,764	4,042,517
10/31/2001	3,625,724	4,119,608
11/30/2001	3,953,281	4,435,623
12/31/2001	4,036,551	4,474,479
01/31/2002	3,878,255	4,409,196
02/28/2002	3,652,118	4,324,165
03/31/2002	3,849,988	4,486,820
04/30/2002	3,572,970	4,214,784
05/31/2002	3,505,128	4,183,721
06/30/2002	3,182,883	3,885,673
07/31/2002	2,939,785	3,582,885
08/31/2002	2,973,706	3,606,532
09/30/2002	2,753,222	3,214,571
10/31/2002	2,922,825	3,497,514
11/30/2002	3,030,240	3,703,172
12/31/2002	2,854,984	3,485,618
01/31/2003	2,854,984	3,394,294
02/28/2003	2,821,063	3,343,380
03/31/2003	2,849,330	3,375,751
04/30/2003	2,985,013	3,653,978
05/31/2003	3,154,616	3,846,422
06/30/2003	3,199,843	3,895,491
07/31/2003	3,256,377	3,964,173
08/31/2003	3,329,872	4,041,486
09/30/2003	3,307,258	3,998,564
10/31/2003	3,516,435	4,224,763
11/30/2003	3,612,544	4,261,933
12/31/2003	3,719,959	4,485,449
01/31/2004	3,765,186	4,567,779
02/29/2004	3,810,414	4,631,268
03/31/2004	3,849,988	4,561,400
04/30/2004	3,708,652	4,489,793
05/31/2004	3,799,107	4,551,406
06/30/2004	3,923,482	4,639,908
07/31/2004	3,731,266	4,486,341
08/31/2004	3,719,959	4,504,488
09/30/2004	3,900,869	4,553,275
10/31/2004	3,985,670	4,622,836
11/30/2004	4,251,382	4,809,883
12/31/2004	4,340,349	4,973,557

Sector Breakdown *

Technology	27.2%
Healthcare	18.0%
Consumer Discretionary	11.0%
Financial & Business Services	9.6%
Consumer Staples	7.6%
Energy	6.9%
Materials & Processing	5.3%
Consumer Services	5.1%
Other	9.3%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  9

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Institutional Class Shares returned 11.24% for the six-month period ended December 31, 2004. This performance trailed the 12.71% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of 2004 accounted for much of the period’s gains. Mid-cap stocks outperformed the general market in this environment.

•	The Fund’s underperformance relative to its benchmark was primarily due to sector strategy. For example, the Fund’s performance was hindered by a large underweight in financials, many of which benefited from rising interest rates. Select holdings within the sector also detracted from performance, including Knight Trading Group Inc. and Legg Mason Inc.

•	Relative performance was also hurt by the Fund’s overweight exposure to consumer discretionary stocks, such as Marvel Enterprises. Stock selection in energy also detracted from performance, including the Fund’s investment in Pioneer Natural Resources Co.

•	The Fund benefited over the period from its stock selection in healthcare and industrials. Within healthcare, the Fund saw strong returns from its investment in PacifiCare Health Systems Inc. and Aetna Inc. Two solid stocks in the industrial sector were Pentair Inc. and Paccar Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO CCM Mid-Cap Fund Institutional Class (Inception 8/26/91)	11.24%	18.76%	5.21%	13.58%	12.79%
PIMCO CCM Mid-Cap Fund Administrative Class (Inception 11/30/94)	11.05%	18.46%	4.92%	13.29%	12.50%
Russell Mid-Cap Index	12.71%	20.23%	7.60%	14.50%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,112.40	$1,110.50	$1,021.63	$1,020.37
Expenses Paid During Period	$3.78	$5.11	$3.62	$4.89

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Mid-Cap Fund Institutional Class Shares	Russell Mid-Cap Index
08/31/1991	5,000,000	5,000,000
09/30/1991	4,974,950	4,970,800
10/31/1991	5,157,144	5,072,701
11/30/1991	5,011,661	4,862,945
12/31/1991	5,665,299	5,407,887
01/31/1992	5,671,673	5,509,555
02/29/1992	5,727,031	5,636,110
03/31/1992	5,555,924	5,492,107
04/30/1992	5,519,126	5,535,055
05/31/1992	5,524,162	5,570,812
06/30/1992	5,378,127	5,480,453
07/31/1992	5,525,925	5,709,591
08/31/1992	5,364,436	5,578,099
09/30/1992	5,541,064	5,693,789
10/31/1992	5,722,284	5,833,116
11/30/1992	6,066,939	6,127,047
12/31/1992	6,185,404	6,291,558
01/31/1993	6,414,599	6,417,263
02/28/1993	6,216,680	6,424,579
03/31/1993	6,470,422	6,633,570
04/30/1993	6,293,134	6,457,781
05/31/1993	6,562,549	6,662,815
06/30/1993	6,765,881	6,738,172
07/31/1993	6,682,647	6,770,650
08/31/1993	7,013,472	7,071,740
09/30/1993	7,201,787	7,098,825
10/31/1993	7,128,883	7,104,717
11/30/1993	6,929,867	6,939,959
12/31/1993	7,160,996	7,191,324
01/31/1994	7,309,331	7,389,733
02/28/1994	7,299,101	7,289,232
03/31/1994	7,033,122	6,978,711
04/30/1994	7,058,599	7,026,585
05/31/1994	6,930,633	7,036,141
06/30/1994	6,700,295	6,827,801
07/31/1994	6,851,806	7,062,131
08/31/1994	7,210,540	7,396,947
09/30/1994	7,026,048	7,216,165
10/31/1994	7,167,804	7,271,369
11/30/1994	6,829,168	6,950,556
12/31/1994	6,991,678	7,040,844
01/31/1995	6,924,894	7,185,463
02/28/1995	7,346,142	7,557,383
03/31/1995	7,582,451	7,773,675
04/30/1995	7,753,580	7,890,902
05/31/1995	8,020,945	8,150,197
06/30/1995	8,493,975	8,424,125
07/31/1995	9,295,489	8,833,116
08/31/1995	9,367,547	8,968,440
09/30/1995	9,501,369	9,171,037
10/31/1995	9,355,709	8,965,881
11/30/1995	9,536,022	9,411,754
12/31/1995	9,599,034	9,466,624
01/31/1996	9,789,114	9,666,181
02/29/1996	10,026,714	9,893,143
03/31/1996	10,152,383	10,036,296
04/30/1996	10,364,554	10,320,625
05/31/1996	10,539,595	10,476,466
06/30/1996	10,325,462	10,319,110
07/31/1996	9,831,497	9,680,460
08/31/1996	10,367,953	10,141,443
09/30/1996	11,095,622	10,642,329
10/31/1996	11,169,983	10,727,681
11/30/1996	11,849,848	11,381,211
12/31/1996	11,841,245	11,265,123
01/31/1997	12,326,596	11,686,551
02/28/1997	12,120,488	11,668,787
03/31/1997	11,774,758	11,172,864
04/30/1997	12,027,407	11,450,845
05/31/1997	12,858,488	12,286,299
06/30/1997	13,483,461	12,688,306
07/31/1997	14,733,407	13,746,765
08/31/1997	14,713,461	13,596,925
09/30/1997	15,750,651	14,373,309
10/31/1997	15,418,218	13,814,188
11/30/1997	15,524,596	14,142,965
12/31/1997	15,887,569	14,533,311
01/31/1998	15,605,123	14,260,085
02/28/1998	16,523,072	15,375,224
03/31/1998	17,031,474	16,104,009
04/30/1998	17,278,614	16,144,269
05/31/1998	16,692,539	15,645,411
06/30/1998	17,010,291	15,862,100
07/31/1998	16,523,072	15,105,478
08/31/1998	13,578,576	12,688,602
09/30/1998	14,560,074	13,509,554
10/31/1998	14,962,560	14,430,906
11/30/1998	15,788,713	15,113,487
12/31/1998	17,147,689	15,999,138
01/31/1999	16,406,007	15,971,939
02/28/1999	15,523,405	15,440,074
03/31/1999	15,597,573	15,923,348
04/30/1999	16,398,590	17,100,083
05/31/1999	16,361,506	17,050,493
06/30/1999	17,066,104	17,652,376
07/31/1999	16,598,844	17,166,935
08/31/1999	16,035,166	16,722,312
09/30/1999	15,738,493	16,133,686
10/31/1999	16,279,921	16,898,423
11/30/1999	17,221,857	17,385,098
12/31/1999	19,373,700	18,914,986
01/31/2000	18,911,534	18,288,900
02/29/2000	23,033,757	19,695,317
03/31/2000	23,987,906	20,823,858
04/30/2000	22,504,502	19,838,890
05/31/2000	22,019,974	19,313,159
06/30/2000	23,018,848	19,884,829
07/31/2000	22,504,502	19,662,119
08/31/2000	24,509,707	21,545,750
09/30/2000	24,845,150	21,237,645
10/31/2000	24,405,346	20,910,586
11/30/2000	22,780,311	19,028,633
12/31/2000	24,883,352	20,476,712
01/31/2001	23,750,435	20,806,387
02/28/2001	22,995,157	19,539,278
03/31/2001	21,882,652	18,327,843
04/30/2001	22,637,931	19,894,873
05/31/2001	22,750,202	20,264,918
06/30/2001	21,790,794	20,074,428
07/31/2001	20,759,942	19,500,299
08/31/2001	20,004,664	18,749,538
09/30/2001	18,718,650	16,488,343
10/31/2001	18,708,443	17,141,282
11/30/2001	19,473,928	18,577,721
12/31/2001	20,068,243	19,324,545
01/31/2002	19,584,299	19,208,598
02/28/2002	19,368,069	19,004,987
03/31/2002	20,202,100	20,145,286
04/30/2002	20,232,990	19,754,468
05/31/2002	19,872,606	19,531,242
06/30/2002	18,585,520	18,222,649
07/31/2002	16,814,490	16,444,118
08/31/2002	16,948,347	16,534,561
09/30/2002	16,083,425	15,008,421
10/31/2002	16,484,996	15,766,346
11/30/2002	16,608,556	16,860,531
12/31/2002	16,042,239	16,196,226
01/31/2003	15,826,008	15,869,062
02/28/2003	15,620,075	15,659,591
03/31/2003	15,723,041	15,814,620
04/30/2003	16,567,370	16,962,762
05/31/2003	17,864,752	18,514,855
06/30/2003	18,173,653	18,701,855
07/31/2003	18,534,037	19,319,016
08/31/2003	19,295,992	20,157,461
09/30/2003	18,894,421	19,905,493
10/31/2003	20,469,814	21,424,282
11/30/2003	20,943,462	22,026,304
12/31/2003	21,025,835	22,687,093
01/31/2004	21,684,823	23,347,288
02/29/2004	22,168,768	23,849,255
03/31/2004	22,364,405	23,854,024
04/30/2004	21,211,176	22,978,582
05/31/2004	21,828,977	23,548,451
06/30/2004	22,446,778	24,200,743
07/31/2004	21,046,429	23,143,170
08/31/2004	20,871,385	23,242,686
09/30/2004	21,880,460	23,998,073
10/31/2004	22,436,481	24,660,420
11/30/2004	24,011,875	26,162,240
12/31/2004	24,969,466	27,276,751

Sector Breakdown *

Technology	15.6%
Financial & Business Services	15.5%
Short-Term Instruments	10.8%
Healthcare	8.3%
Consumer Discretionary	8.1%
Consumer Services	7.6%
Capital Goods	7.4%
Energy	6.6%
Consumer Staples	5.7%
Materials & Processing	5.5%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

10  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 9.48% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Value stocks (as measured by the Russell 1000 Value Index) outperformed the overall market in this environment, returning 12.08%.

•	The Fund’s performance was helped during the period by its position in the financial industry. For example, the Fund saw strong contributions from its investment in Regions Financial Corp., Bank of America Corp. and Boston Properties.

•	Performance was also supported by the Fund’s overweight exposure to the consumer discretionary sector. A growing economy helped these cyclical stocks, including Fund holding Sears & Roebuck.

•	The Fund’s position in healthcare hurt performance during the period. In particular, the Fund saw disappointing results from its investment in Merck & Co. Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NFJ Dividend Value Fund Institutional Class (Inception 05/08/00)	9.48%	14.45%	—	—	12.51%
PIMCO NFJ Dividend Value Fund Administrative Class (Inception 05/08/00)	9.35%	14.17%	—	—	12.21%
Russell 1000 Value Index	12.08%	16.49%	—	—	—
S&P 500 Index	7.19%	10.88%	—	—	—
Lipper Equity Income Fund Average	9.37%	12.81%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,094.80	$1,093.50	$1,021.63	$1,020.37
Expenses Paid During Period	$3.75	$5.07	$3.62	$4.89

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Dividend Value Fund Institutional Class Shares	Russell 1000 Value Index	S&P 500 Index
05/31/2000	5,000,000	5,000,001	5,000,000
06/30/2000	4,634,313	4,771,501	5,123,250
07/31/2000	4,728,125	4,831,145	5,043,122
08/31/2000	4,990,798	5,099,756	5,356,351
09/30/2000	5,021,750	5,146,674	5,073,589
10/31/2000	4,998,107	5,273,282	5,052,128
11/30/2000	4,941,364	5,077,644	4,653,837
12/31/2000	5,326,602	5,332,033	4,676,575
01/31/2001	5,449,222	5,352,295	4,842,500
02/28/2001	5,606,175	5,203,501	4,400,961
03/31/2001	5,524,371	5,019,818	4,122,160
04/30/2001	5,937,961	5,265,789	4,442,493
05/31/2001	6,193,992	5,384,269	4,472,258
06/30/2001	6,191,057	5,264,738	4,363,403
07/31/2001	6,290,035	5,253,682	4,320,450
08/31/2001	6,171,262	5,043,010	4,049,989
09/30/2001	5,689,035	4,687,982	3,722,968
10/31/2001	5,634,237	4,647,665	3,793,965
11/30/2001	5,987,934	4,917,695	4,085,000
12/31/2001	6,200,074	5,033,752	4,120,785
01/31/2002	6,227,436	4,994,992	4,060,662
02/28/2002	6,364,242	5,002,984	3,982,352
03/31/2002	6,633,465	5,239,625	4,132,150
04/30/2002	6,649,912	5,059,906	3,881,618
05/31/2002	6,715,698	5,085,206	3,853,010
06/30/2002	6,250,435	4,793,315	3,578,522
07/31/2002	5,699,736	4,347,537	3,299,669
08/31/2002	5,897,987	4,380,578	3,321,447
09/30/2002	5,183,458	3,893,458	2,960,468
10/31/2002	5,476,966	4,181,963	3,221,046
11/30/2002	5,969,837	4,445,427	3,410,447
12/31/2002	5,789,785	4,252,495	3,210,090
01/31/2003	5,617,929	4,149,585	3,125,985
02/28/2003	5,434,220	4,038,791	3,079,096
03/31/2003	5,364,060	4,045,657	3,108,907
04/30/2003	5,737,470	4,401,674	3,365,142
05/31/2003	6,247,204	4,686,023	3,542,374
06/30/2003	6,307,901	4,744,598	3,587,564
07/31/2003	6,445,550	4,815,292	3,650,816
08/31/2003	6,571,229	4,890,411	3,722,018
09/30/2003	6,524,833	4,842,485	3,682,490
10/31/2003	6,951,803	5,138,845	3,890,808
11/30/2003	7,029,981	5,208,733	3,925,040
12/31/2003	7,428,593	5,529,591	4,130,887
01/31/2004	7,550,674	5,626,912	4,206,709
02/29/2004	7,678,858	5,747,328	4,265,180
03/31/2004	7,644,332	5,696,752	4,200,835
04/30/2004	7,546,012	5,557,751	4,134,888
05/31/2004	7,607,462	5,614,440	4,191,631
06/30/2004	7,765,906	5,746,941	4,273,137
07/31/2004	7,698,054	5,665,909	4,131,709
08/31/2004	7,809,084	5,746,365	4,148,422
09/30/2004	7,878,721	5,835,433	4,193,352
10/31/2004	7,934,467	5,932,302	4,257,415
11/30/2004	8,281,329	6,232,476	4,429,676
12/31/2004	8,502,197	6,441,264	4,580,412

Sector Breakdown *

Financial & Business Services	24.4%
Short-Term Instruments	17.4%
Consumer Discretionary	16.6%
Energy	12.2%
Healthcare	7.3%
Consumer Staples	6.6%
Other	15.5%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  11

AN INTERNATIONAL FUND

PIMCO NFJ International Value Fund

•	NFJ International Fund seeks long-term capital appreciation by investing in common stocks of non-U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace. This fund is not available for investment by the public.

•	The Fund’s Institutional Class Shares increased 23.56% over the six-month period ended December 31, 2004. This performance surpassed the 15.48% return of the Fund’s benchmark, the MSCI World Ex-U.S. Index.

•	The slow but continuing global economic recovery supported international stock markets over this period. While performance was relatively flat in the third quarter of 2004, a rally in the last few months pushed the market to solid gains.

•	The Fund’s strong absolute and relative performance was helped over the period by country selection and stock selection. Currency impact also made a significant contribution in the fourth quarter due to the weak U.S. dollar.

•	At a country level, the Fund benefited from its large underweight in the poorly performing Japanese market. For much of the reporting period, the Fund held no exposure to Japan. While the Japanese market offers attractive stocks, few, if any, meet the Fund’s P/E requirements.

•	Stock selection added to relative performance, including standout performances from holdings such as energy companies Frontline Ltd. and Canadian Natural Resources, and materials company Cia Vale Rio Doce.

•	Sector selection was a slight negative for performance in the fourth quarter. In particular, the Fund was hindered by its overweight in energy and materials and an underweight in financials.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NFJ International Value Fund Institutional Class (Inception 01/31/03)	23.56%	29.53%	—	—	43.84%
MSCI World Ex-U.S. Index	15.48%	20.83%	—	—	—
Lipper International Multi-Cap Value Fund Average	15.02%	21.63%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,235.60	$1,023.14
Expenses Paid During Period	$2.31	$2.09

Expenses are equal to the expense ratio of 0.41% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ International Value Fund Institutional Class Shares	MSCI World Ex-U.S. Index
01/31/2003	5,000,000	5,000,000
02/28/2003	4,810,000	4,902,000
03/31/2003	4,725,000	4,811,313
04/30/2003	5,185,000	5,278,491
05/31/2003	5,540,000	5,610,509
06/30/2003	5,711,922	5,750,210
07/31/2003	5,893,252	5,883,040
08/31/2003	6,165,249	6,035,999
09/30/2003	6,255,365	6,218,286
10/31/2003	6,745,487	6,608,173
11/30/2003	7,033,496	6,758,839
12/31/2003	7,743,840	7,277,918
01/31/2004	7,727,468	7,379,809
02/29/2004	8,098,561	7,551,021
03/31/2004	8,047,177	7,591,796
04/30/2004	7,636,607	7,398,964
05/31/2004	7,789,886	7,427,820
06/30/2004	8,117,844	7,615,001
07/31/2004	7,985,578	7,384,267
08/31/2004	8,139,888	7,416,758
09/30/2004	8,685,634	7,634,069
10/31/2004	8,863,231	7,908,895
11/30/2004	9,723,470	8,437,209
12/31/2004	10,030,268	8,794,103

Sector Breakdown *

United Kingdom	15.6%
Canada	11.0%
Netherlands	10.0%
South Korea	9.7%
Brazil	8.4%
Mexico	7.6%
China	6.5%
Bermuda	5.0%
Other	26.2%

*	% of total investments as of Dec. 31, 2004

12  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund

•	NFJ Large-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its net assets in securities issued by large-capitalization companies, which the Fund considers to be the largest publicly traded companies (in terms of market capitalizations) in the U.S. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its asset in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Institutional Class Shares returned 11.94% for the six-month period ended December 31, 2004. The Fund delivered strong absolute performance, outperforming the 10.60% return of its benchmark, the Russell Top 200 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but in a late-in-the-year rally allowed the market to post positive returns for the six month period. Mid-cap value stocks outperformed the overall stock market in this environment.

•	Performance was helped by the Fund’s strong stock selection in several industries, including consumer discretionary, utilities and industrials.

•	The Fund’s relative performance was hindered over the period by its sector allocation strategy. In particular, performance was hurt by an overweight in healthcare and an underweight in telecommunications.

•	The Fund also saw performance suffer from stock selection within healthcare. In particular, the Fund’s position in Merck & Co Inc. hurt performance, as the company’s stock price fell significantly on problems related to Vioxx, a drug marketed for arthritis pain.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NFJ Large-Cap Value Fund Institutional Class (Inception 05/08/00)	11.94%	17.07%	—	—	11.82%
Russell Top 200 Value Index	10.60%	13.34%	—	—	—
Russell Mid-Cap Value Index	15.43%	23.70%	—	—	—
Lipper Multi-Cap Value Fund Average	9.68%	14.39%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,119.40	$1,021.63
Expenses Paid During Period	$3.79	$3.62

Expenses are equal to the expense ratio of 0.71% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Large Cap Value Fund Institutional Class Shares	Russell Top 200 Value Index	Russell Mid-Cap Value Index
05/31/2000	5,000,000	5,000,001	5,000,000
06/30/2000	4,761,410	4,753,001	4,813,500
07/31/2000	4,735,079	4,791,976	4,926,136
08/31/2000	5,020,325	5,047,388	5,228,108
09/30/2000	4,989,936	5,092,814	5,278,298
10/31/2000	5,065,006	5,229,302	5,378,586
11/30/2000	4,989,936	4,985,093	5,308,664
12/31/2000	5,327,940	5,158,076	5,776,888
01/31/2001	5,346,408	5,194,183	5,756,091
02/28/2001	5,457,214	4,997,843	5,731,916
03/31/2001	5,361,589	4,804,426	5,572,568
04/30/2001	5,616,241	5,027,351	5,879,060
05/31/2001	5,875,523	5,126,893	6,046,025
06/30/2001	5,874,348	4,993,081	5,965,008
07/31/2001	5,962,649	4,986,091	5,941,148
08/31/2001	5,869,700	4,742,271	5,832,425
09/30/2001	5,393,554	4,458,209	5,276,012
10/31/2001	5,500,865	4,394,902	5,303,975
11/30/2001	5,841,461	4,629,151	5,675,253
12/31/2001	6,011,046	4,704,143	5,910,776
01/31/2002	6,143,261	4,633,110	5,970,475
02/28/2002	6,270,753	4,611,335	6,067,196
03/31/2002	6,481,587	4,822,073	6,377,230
04/30/2002	6,580,867	4,585,309	6,372,766
05/31/2002	6,647,054	4,621,991	6,363,207
06/30/2002	6,250,296	4,329,419	6,079,408
07/31/2002	5,623,842	3,935,875	5,484,234
08/31/2002	5,794,693	3,959,097	5,547,851
09/30/2002	5,131,011	3,502,217	4,987,518
10/31/2002	5,407,333	3,823,370	5,146,121
11/30/2002	5,726,532	4,064,243	5,470,327
12/31/2002	5,601,214	3,856,153	5,340,133
01/31/2003	5,493,309	3,768,233	5,192,211
02/28/2003	5,252,977	3,652,548	5,106,021
03/31/2003	5,209,148	3,655,836	5,123,381
04/30/2003	5,542,690	3,995,463	5,512,758
05/31/2003	6,043,004	4,215,613	5,997,881
06/30/2003	6,063,302	4,278,004	6,039,866
07/31/2003	6,132,541	4,312,656	6,227,706
08/31/2003	6,246,289	4,343,276	6,448,789
09/30/2003	6,242,330	4,297,237	6,398,489
10/31/2003	6,639,299	4,537,023	6,868,138
11/30/2003	6,713,731	4,567,421	7,067,314
12/31/2003	7,041,681	4,887,597	7,372,622
01/31/2004	7,141,704	4,954,068	7,567,259
02/29/2004	7,336,751	5,052,654	7,754,170
03/31/2004	7,333,368	4,984,443	7,766,577
04/30/2004	7,177,873	4,904,692	7,438,051
05/31/2004	7,162,825	4,919,897	7,628,465
06/30/2004	7,364,262	5,008,455	7,900,801
07/31/2004	7,243,537	4,966,885	7,686,689
08/31/2004	7,334,081	5,033,441	7,810,445
09/30/2004	7,501,441	5,081,259	8,037,729
10/31/2004	7,501,441	5,150,872	8,223,401
11/30/2004	7,970,912	5,372,359	8,779,302
12/31/2004	8,243,854	5,539,440	9,119,939

Sector Breakdown *

Financial & Business Services	32.8%
Consumer Staples	11.8%
Energy	10.5%
Consumer Discretionary	8.6%
Materials & Processing	6.6%
Healthcare	5.2%
Other	24.5%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  13

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g. dividend-paying) common stocks.

•	The Fund’s Institutional Class Shares gained 13.22% over the six-month period ended December 31, 2004. Despite this strong absolute return, the Fund trailed the 13.38% return of its benchmark, the Russell 2000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but strong participation in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Small-cap value stocks outperformed the overall stock market in this environment.

•	The Fund’s sector allocation added to relative performance, but stock selection within industries countered these gains. For example, the Fund’s underweight in information technology was a plus, as the industry as a whole did not perform well. But the Fund’s investment in Imation Corp. lost value, which hurt relative performance.

•	Relative performance was helped during the period by overweight exposure to energy and industrials, and underweight exposure to telecommunications.

•	The Fund’s performance was also supported by strong stock selection in financials, including Fremont General Corp. and CBL & Associates Properties Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NFJ Small-Cap Value Fund Institutional Class (Inception 10/01/91)	13.22%	23.57%	19.28%	16.08%	14.68%
PIMCO NFJ Small-Cap Value Fund Administrative Class (Inception 11/01/95)	13.10%	23.25%	18.74%	—	14.30%
Russell 2000 Value Index	13.38%	22.25%	17.23%	15.16%	—
Russell 2000 Index	10.84%	18.32%	6.61%	11.53%	—
Lipper Small-Cap Value Fund Average	11.87%	20.86%	16.22%	14.40%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,132.20	$1,131.00	$1,020.87	$1,019.61
Expenses Paid During Period	$4.62	$5.96	$4.38	$5.65

For each class of the Fund, expenses are equal to the expense ratio for the class (0.86% for Institutional Class, 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Small-Cap Value Fund Institutional Class Shares	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	5,000,000	5,000,001	5,000,000
10/31/1991	5,057,765	5,056,851	5,132,200
11/30/1991	4,942,474	4,851,644	4,894,682
12/31/1991	5,307,711	5,166,225	5,286,354
01/31/1992	5,669,482	5,598,379	5,715,078
02/29/1992	5,861,326	5,865,422	5,881,901
03/31/1992	5,810,840	5,801,606	5,682,857
04/30/1992	5,692,503	5,721,254	5,483,332
05/31/1992	5,697,568	5,876,815	5,556,260
06/30/1992	5,515,246	5,686,524	5,295,172
07/31/1992	5,683,331	5,900,735	5,479,232
08/31/1992	5,596,835	5,785,730	5,324,279
09/30/1992	5,652,803	5,894,964	5,446,897
10/31/1992	5,755,927	6,032,553	5,618,801
11/30/1992	6,164,818	6,405,787	6,049,089
12/31/1992	6,302,353	6,671,435	6,259,658
01/31/1993	6,581,536	7,025,421	6,471,360
02/28/1993	6,549,919	7,053,523	6,322,130
03/31/1993	6,718,541	7,321,063	6,527,220
04/30/1993	6,541,983	7,145,138	6,347,787
05/31/1993	6,653,133	7,369,852	6,628,549
06/30/1993	6,669,012	7,439,350	6,669,713
07/31/1993	6,692,411	7,567,084	6,761,821
08/31/1993	6,915,669	7,862,805	7,053,797
09/30/1993	6,979,457	8,051,277	7,252,855
10/31/1993	7,112,529	8,235,651	7,439,616
11/30/1993	6,984,825	8,026,054	7,197,233
12/31/1993	7,174,310	8,262,180	7,443,163
01/31/1994	7,443,124	8,556,479	7,676,357
02/28/1994	7,431,872	8,531,408	7,648,492
03/31/1994	7,099,942	8,149,628	7,245,646
04/30/1994	7,124,167	8,229,739	7,288,612
05/31/1994	6,954,544	8,217,970	7,206,616
06/30/1994	6,830,154	8,004,714	6,963,464
07/31/1994	6,936,926	8,152,641	7,077,944
08/31/1994	7,215,540	8,473,284	7,472,185
09/30/1994	7,039,274	8,383,129	7,446,854
10/31/1994	6,908,581	8,229,382	7,416,769
11/30/1994	6,748,316	7,897,162	7,117,058
12/31/1994	6,909,938	8,134,156	7,307,581
01/31/1995	6,947,635	8,094,786	7,215,286
02/28/1995	7,258,630	8,394,536	7,515,659
03/31/1995	7,302,170	8,435,418	7,644,477
04/30/1995	7,472,713	8,686,287	7,814,337
05/31/1995	7,654,211	8,872,521	7,948,666
06/30/1995	7,898,295	9,175,695	8,361,043
07/31/1995	8,291,107	9,510,516	8,842,639
08/31/1995	8,454,664	9,793,074	9,025,593
09/30/1995	8,618,222	9,939,284	9,186,790
10/31/1995	8,281,407	9,542,309	8,775,957
11/30/1995	8,622,778	9,921,521	9,144,635
12/31/1995	8,669,760	10,228,889	9,385,870
01/31/1996	8,629,498	10,296,707	9,375,733
02/29/1996	8,817,388	10,458,056	9,667,975
03/31/1996	9,086,486	10,677,571	9,864,718
04/30/1996	9,396,789	10,968,855	10,392,185
05/31/1996	9,700,346	11,246,586	10,801,741
06/30/1996	9,635,021	11,113,764	10,358,221
07/31/1996	9,105,773	10,522,956	9,453,534
08/31/1996	9,540,028	10,979,548	10,002,407
09/30/1996	9,831,792	11,279,289	10,393,301
10/31/1996	10,021,779	11,410,129	10,233,140
11/30/1996	10,686,731	12,024,108	10,654,745
12/31/1996	11,072,978	12,414,410	10,934,006
01/31/1997	11,435,630	12,605,220	11,152,467
02/28/1997	11,483,984	12,724,844	10,882,020
03/31/1997	11,048,801	12,383,563	10,368,498
04/30/1997	11,161,626	12,565,602	10,397,426
05/31/1997	12,120,640	13,565,949	11,554,139
06/30/1997	12,717,001	14,252,522	12,049,350
07/31/1997	13,369,775	14,850,700	12,610,006
08/31/1997	13,732,427	15,086,529	12,898,775
09/30/1997	14,739,794	16,089,783	13,842,965
10/31/1997	14,489,967	15,652,302	13,235,259
11/30/1997	14,659,205	15,823,852	13,149,230
12/31/1997	14,950,861	16,360,280	13,379,342
01/31/1998	14,696,739	16,064,323	13,167,948
02/28/1998	15,620,050	17,035,411	14,142,376
03/31/1998	16,238,414	17,726,367	14,725,042
04/30/1998	16,187,590	17,813,935	14,806,472
05/31/1998	15,450,635	17,183,322	14,008,403
06/30/1998	14,976,274	17,086,236	14,037,820
07/31/1998	13,892,018	15,747,871	12,900,757
08/31/1998	11,850,569	13,281,597	10,395,430
09/30/1998	12,189,399	14,031,609	11,209,392
10/31/1998	12,672,231	14,448,208	11,666,735
11/30/1998	13,112,710	14,839,321	12,278,072
12/31/1998	13,581,889	15,304,682	13,038,085
01/31/1999	13,050,655	14,957,265	13,211,491
02/28/1999	12,386,612	13,936,133	12,141,361
03/31/1999	12,209,534	13,821,160	12,330,766
04/30/1999	13,254,295	15,082,893	13,435,602
05/31/1999	13,705,844	15,546,542	13,631,762
06/30/1999	14,210,516	16,109,482	14,247,918
07/31/1999	14,033,438	15,727,204	13,857,525
08/31/1999	13,528,766	15,152,375	13,344,797
09/30/1999	12,944,408	14,849,479	13,347,465
10/31/1999	12,873,577	14,552,341	13,400,855
11/30/1999	12,776,184	14,627,722	14,200,886
12/31/1999	12,712,411	15,077,085	15,808,427
01/31/2000	12,049,549	14,682,819	15,553,911
02/29/2000	11,813,462	15,580,233	18,121,862
03/31/2000	12,458,163	15,653,305	16,927,631
04/30/2000	12,848,615	15,745,972	15,908,588
05/31/2000	13,057,462	15,505,689	14,981,117
06/30/2000	12,948,499	15,958,765	16,287,470
07/31/2000	13,302,630	16,490,511	15,763,014
08/31/2000	13,911,010	17,227,802	16,965,732
09/30/2000	14,101,696	17,130,120	16,466,939
10/31/2000	14,183,418	17,069,308	15,732,514
11/30/2000	13,938,250	16,721,777	14,116,785
12/31/2000	15,465,047	18,518,532	15,329,416
01/31/2001	15,874,224	19,029,643	16,128,079
02/28/2001	16,190,407	19,003,383	15,070,077
03/31/2001	16,134,610	18,698,568	14,333,150
04/30/2001	16,748,376	19,564,125	15,454,003
05/31/2001	17,436,538	20,067,119	15,834,171
06/30/2001	17,910,812	20,874,419	16,380,450
07/31/2001	17,669,025	20,406,414	15,494,268
08/31/2001	17,780,619	20,335,808	14,993,803
09/30/2001	16,097,412	18,090,938	12,975,637
10/31/2001	16,525,188	18,563,474	13,734,712
11/30/2001	17,343,543	19,897,445	14,797,778
12/31/2001	18,422,101	21,115,765	15,710,801
01/31/2002	18,403,370	21,395,972	15,547,409
02/28/2002	18,740,530	21,526,273	15,121,410
03/31/2002	20,304,583	23,138,376	16,337,171
04/30/2002	20,894,614	23,952,847	16,485,840
05/31/2002	20,641,744	23,160,726	15,753,868
06/30/2002	20,463,798	22,647,947	14,972,477
07/31/2002	18,497,025	19,282,915	12,711,633
08/31/2002	18,918,477	19,197,299	12,679,853
09/30/2002	18,150,499	17,826,036	11,769,440
10/31/2002	18,478,294	18,094,140	12,147,239
11/30/2002	18,984,036	19,538,052	13,230,773
12/31/2002	19,001,762	18,703,250	12,493,819
01/31/2003	18,602,725	18,176,660	12,147,740
02/28/2003	18,184,686	17,565,615	11,780,878
03/31/2003	18,137,182	17,753,216	11,932,852
04/30/2003	19,324,792	19,439,505	13,064,086
05/31/2003	20,778,427	21,424,376	14,465,862
06/30/2003	20,930,441	21,787,390	14,727,694
07/31/2003	21,586,002	22,873,906	15,649,648
08/31/2003	22,146,554	23,742,771	16,366,402
09/30/2003	21,719,014	23,470,418	16,063,623
10/31/2003	23,011,134	25,384,242	17,412,968
11/30/2003	23,647,693	26,358,642	18,031,128
12/31/2003	24,839,314	27,311,902	18,397,160
01/31/2004	25,266,407	28,256,238	19,195,597
02/29/2004	26,033,232	28,803,392	19,368,357
03/31/2004	26,372,965	29,201,714	19,548,483
04/30/2004	25,412,006	27,691,548	18,551,510
05/31/2004	25,722,619	28,025,812	18,846,479
06/30/2004	27,110,670	29,449,215	19,639,916
07/31/2004	26,140,005	28,095,406	18,318,150
08/31/2004	26,305,018	28,370,993	18,224,727
09/30/2004	27,343,629	29,493,236	19,079,467
10/31/2004	27,896,908	29,951,414	19,455,332
11/30/2004	30,275,037	32,609,212	21,142,110
12/31/2004	30,694,624	33,388,573	21,767,916

Sector Breakdown *

Financial & Business Services	16.9%
Short-Term Instruments	11.9%
Materials & Processing	11.7%
Consumer Discretionary	11.2%
Capital Goods	9.9%
Energy	9.7%
Utilities	8.0%
Consumer Staples	6.6%
Transportation	5.4%
Other	8.7%

*	% of total investments as of Dec. 31, 2004

14  PIMCO Funds Semi-Annual Report  |  12.31.04

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Institutional Class Shares returned 6.86% for the six-month period ended December 31, 2004. This performance trailed the 7.19% of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s relative performance was hurt by underweight exposure in consumer discretionary stocks, despite outperformance by the stocks in the portfolio. The Fund was also underweight telecommunication services, which delivered strong industry results over the period.

•	Stock selection in energy and technology also contributed modestly to the Fund’s underperformance. Disappointing stocks included Intel and National Semiconductor.

•	The Fund was helped over the period by stock selection in consumer staples, which included Altria Group and CVS Corp. The Fund was also helped by not owning Coca-Cola, which performed poorly for the Index. Performance was further supported by an overweight position in healthcare, as well as very solid stock selection within the sector. These healthcare holdings included Guidant Corp. and Caremark Rx Inc.

•	The Fund also benefited from an overweight position and good stock selection in financials. Stocks with meaningful impact included Vornado Realty Trust and Boston Properties.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO PEA Growth & Income Fund Institutional Class (Inception 12/28/94)	6.86%	7.81%	0.07%	13.52%	13.51%
PIMCO PEA Growth & Income Fund Administrative Class (Inception 04/16/01)	6.70%	7.79%	—	—	13.20%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Large-Cap Core Fund Average	5.63%	7.78%	–3.45%	9.98%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,068.60	$1,067.00	$1,020.87	$1,019.61
Expenses Paid During Period	$4.48	$5.78	$4.38	$5.65

For each class of the Fund, expenses are equal to the expense ratio for the class (0.86% for Institutional Class, 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth & Income Fund Institutional Class Shares	S&P 500 Index
12/31/1994	5,000,000	5,000,000
01/31/1995	4,910,000	5,129,650
02/28/1995	5,190,000	5,329,552
03/31/1995	5,370,000	5,486,828
04/30/1995	5,445,000	5,648,415
05/31/1995	5,435,000	5,874,182
06/30/1995	5,850,000	6,010,639
07/31/1995	6,205,000	6,209,952
08/31/1995	6,205,000	6,225,539
09/30/1995	6,375,000	6,488,256
10/31/1995	6,467,605	6,465,093
11/30/1995	6,542,693	6,748,911
12/31/1995	6,585,784	6,878,895
01/31/1996	6,539,441	7,113,052
02/29/1996	6,750,557	7,178,990
03/31/1996	7,002,866	7,248,124
04/30/1996	7,389,054	7,354,962
05/31/1996	7,734,048	7,544,646
06/30/1996	7,548,678	7,573,391
07/31/1996	6,704,215	7,238,799
08/31/1996	7,100,701	7,391,465
09/30/1996	7,574,424	7,807,457
10/31/1996	7,574,424	8,022,786
11/30/1996	7,945,164	8,629,229
12/31/1996	7,725,848	8,458,284
01/31/1997	7,914,427	8,986,757
02/28/1997	7,578,521	9,057,213
03/31/1997	7,266,187	8,685,052
04/30/1997	7,454,766	9,203,550
05/31/1997	8,073,541	9,763,862
06/30/1997	8,273,906	10,201,283
07/31/1997	8,957,505	11,012,999
08/31/1997	9,122,512	10,396,051
09/30/1997	9,700,035	10,965,443
10/31/1997	9,051,795	10,599,197
11/30/1997	9,063,581	11,089,834
12/31/1997	8,978,700	11,280,246
01/31/1998	8,811,246	11,405,006
02/28/1998	9,568,774	12,227,535
03/31/1998	10,055,187	12,853,707
04/30/1998	10,414,016	12,983,015
05/31/1998	10,015,317	12,759,837
06/30/1998	10,788,793	13,278,142
07/31/1998	10,485,782	13,136,729
08/31/1998	8,731,506	11,237,421
09/30/1998	9,544,852	11,957,290
10/31/1998	9,616,618	12,929,896
11/30/1998	10,190,744	13,713,577
12/31/1998	11,662,454	14,503,754
01/31/1999	12,056,796	15,110,301
02/28/1999	11,268,112	14,640,673
03/31/1999	12,115,528	15,226,446
04/30/1999	12,753,187	15,816,166
05/31/1999	12,434,358	15,442,747
06/30/1999	13,290,164	16,299,819
07/31/1999	13,105,578	15,790,939
08/31/1999	13,223,041	15,712,284
09/30/1999	12,635,724	15,282,086
10/31/1999	13,525,091	16,249,137
11/30/1999	15,589,093	16,579,482
12/31/1999	17,704,654	17,556,013
01/31/2000	17,490,608	16,674,300
02/29/2000	20,288,494	16,358,361
03/31/2000	21,251,701	17,958,699
04/30/2000	20,074,448	17,418,322
05/31/2000	18,973,641	17,060,898
06/30/2000	19,845,113	17,481,449
07/31/2000	20,043,870	17,208,039
08/31/2000	21,817,393	18,276,830
09/30/2000	21,878,549	17,311,996
10/31/2000	21,435,169	17,238,767
11/30/2000	20,334,361	15,879,727
12/31/2000	21,208,968	15,957,314
01/31/2001	21,416,899	16,523,480
02/28/2001	19,566,313	15,016,869
03/31/2001	18,318,726	14,065,550
04/30/2001	19,940,589	15,158,584
05/31/2001	20,252,485	15,260,147
06/30/2001	19,233,623	14,888,715
07/31/2001	18,360,312	14,742,150
08/31/2001	16,946,381	13,819,292
09/30/2001	15,012,622	12,703,435
10/31/2001	15,116,588	12,945,689
11/30/2001	15,719,588	13,938,753
12/31/2001	16,000,717	14,060,857
01/31/2002	15,728,453	13,855,709
02/28/2002	15,728,453	13,588,502
03/31/2002	16,272,980	14,099,637
04/30/2002	15,854,113	13,244,776
05/31/2002	15,749,397	13,147,162
06/30/2002	14,723,173	12,210,558
07/31/2002	13,508,459	11,259,063
08/31/2002	13,676,005	11,333,372
09/30/2002	12,503,178	10,101,650
10/31/2002	12,838,271	10,990,787
11/30/2002	13,236,195	11,637,057
12/31/2002	12,869,684	10,953,403
01/31/2003	12,529,891	10,666,424
02/28/2003	12,317,520	10,506,427
03/31/2003	12,345,204	10,608,151
04/30/2003	13,152,636	11,482,468
05/31/2003	13,683,841	12,087,216
06/30/2003	14,014,737	12,241,413
07/31/2003	14,377,371	12,457,241
08/31/2003	14,548,023	12,700,195
09/30/2003	14,466,253	12,565,316
10/31/2003	15,343,644	13,276,136
11/30/2003	15,557,642	13,392,941
12/31/2003	16,482,226	14,095,328
01/31/2004	16,740,771	14,354,048
02/29/2004	17,042,406	14,553,561
03/31/2004	16,986,634	14,334,003
04/30/2004	16,164,351	14,108,981
05/31/2004	16,250,907	14,302,598
06/30/2004	16,629,302	14,580,711
07/31/2004	16,151,698	14,098,134
08/31/2004	16,129,989	14,155,160
09/30/2004	16,378,213	14,308,469
10/31/2004	16,486,966	14,527,063
11/30/2004	17,161,235	15,114,851
12/31/2004	17,770,274	15,629,189

Sector Breakdown *

Financial & Business Services	21.0%
Healthcare	14.2%
Technology	12.5%
Short-Term Instruments	10.1%
Capital Goods	8.1%
Energy	7.5%
Consumer Services	7.2%
Consumer Staples	5.3%
Consumer Discretionary	5.2%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  15

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 5.46% for the six-month period ended December 31, 2004. This performance surpassed the 3.47% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	Relative performance was helped over the period by the Fund’s overweight exposure to consumer discretionary. Strong stock selection within the sector also contributed, including investments in Starwood Hotels & Resorts Worldwide Inc., Home Depot Inc. and Carnival Corp.

•	The Fund’s stock selection in industrials was also a drag on relative performance. For example, the Fund saw disappointing returns from its investment in Illinois Tool Works Inc. and Cendant Corp.

•	The Fund’s underperformance relative to the S&P 500 was primarily due to sector allocation decisions. In particular, the Fund was hindered by an overweight in information technology, which did not perform well over the period. Relative performance was also hurt by an underweight in energy, which saw good returns due to higher oil prices.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO PEA Growth Fund Institutional Class (Inception 03/31/99)	5.46%	9.88%	–9.60%	—	12.53%
PIMCO PEA Growth Fund Administrative Class (Inception 03/31/99)	5.33%	9.64%	–9.90%	—	12.23%
Russell 1000 Growth Index	3.47%	6.30%	–9.29%	—	—
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,054.60	$1,053.30	$1,021.37	$1,020.11
Expenses Paid During Period	$3.94	$5.23	$3.87	$5.14

For each class of the Fund, expenses are equal to the expense ratio for the class (0.76% for Institutional Class, 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth Fund Institutional Class Shares	Russell 1000 Growth Index	S&P 500 Index
03/31/1999	5,000,000	5,000,001	5,000,000
04/30/1999	4,876,879	5,006,401	5,193,650
05/31/1999	4,624,240	4,852,554	5,071,028
06/30/1999	4,995,203	5,192,427	5,352,470
07/31/1999	4,785,737	5,027,412	5,185,366
08/31/1999	4,798,529	5,109,560	5,159,538
09/30/1999	4,779,341	5,002,208	5,018,271
10/31/1999	5,172,689	5,379,975	5,335,827
11/30/1999	5,521,266	5,670,224	5,444,305
12/31/1999	6,500,721	6,259,984	5,764,974
01/31/2000	6,231,270	5,966,454	5,475,441
02/29/2000	6,875,690	6,258,154	5,371,694
03/31/2000	7,216,742	6,706,112	5,897,206
04/30/2000	6,572,323	6,387,035	5,719,760
05/31/2000	6,027,770	6,065,384	5,602,390
06/30/2000	6,626,966	6,525,080	5,740,489
07/31/2000	6,772,055	6,253,049	5,650,708
08/31/2000	7,459,812	6,819,200	6,001,673
09/30/2000	6,866,268	6,174,172	5,684,845
10/31/2000	6,359,401	5,882,010	5,660,798
11/30/2000	5,445,531	5,014,943	5,214,522
12/31/2000	5,614,609	4,856,270	5,240,000
01/31/2001	5,535,214	5,191,790	5,425,915
02/28/2001	4,814,558	4,310,380	4,931,180
03/31/2001	4,297,476	3,841,324	4,618,790
04/30/2001	4,739,235	4,327,137	4,977,716
05/31/2001	4,649,662	4,263,441	5,011,066
06/30/2001	4,499,016	4,164,700	4,889,097
07/31/2001	4,378,906	4,060,624	4,840,969
08/31/2001	4,032,828	3,728,587	4,537,924
09/30/2001	3,650,106	3,356,325	4,171,504
10/31/2001	3,723,394	3,532,397	4,251,054
11/30/2001	4,024,685	3,871,755	4,577,153
12/31/2001	3,999,881	3,864,476	4,617,248
01/31/2002	3,930,103	3,796,191	4,549,883
02/28/2002	3,813,124	3,638,649	4,462,138
03/31/2002	3,983,462	3,764,510	4,629,983
04/30/2002	3,751,556	3,457,250	4,349,267
05/31/2002	3,679,726	3,373,620	4,317,213
06/30/2002	3,355,467	3,061,560	4,009,655
07/31/2002	3,084,567	2,893,235	3,697,206
08/31/2002	3,121,508	2,901,886	3,721,608
09/30/2002	2,803,405	2,600,873	3,317,140
10/31/2002	2,992,214	2,839,451	3,609,111
11/30/2002	3,025,051	2,993,662	3,821,331
12/31/2002	2,842,399	2,786,872	3,596,835
01/31/2003	2,774,674	2,719,248	3,502,598
02/28/2003	2,733,628	2,706,762	3,450,059
03/31/2003	2,766,464	2,757,137	3,483,463
04/30/2003	2,938,855	2,960,992	3,770,567
05/31/2003	3,051,730	3,108,789	3,969,152
06/30/2003	3,105,090	3,151,597	4,019,787
07/31/2003	3,205,651	3,230,019	4,090,660
08/31/2003	3,250,801	3,310,352	4,170,440
09/30/2003	3,189,233	3,274,915	4,126,149
10/31/2003	3,427,296	3,458,861	4,359,565
11/30/2003	3,470,394	3,495,071	4,397,921
12/31/2003	3,570,956	3,615,941	4,628,568
01/31/2004	3,714,615	3,689,786	4,713,525
02/29/2004	3,757,712	3,713,227	4,779,041
03/31/2004	3,716,667	3,644,347	4,706,943
04/30/2004	3,575,060	3,601,982	4,633,051
05/31/2004	3,644,837	3,669,119	4,696,630
06/30/2004	3,720,771	3,714,968	4,787,956
07/31/2004	3,507,335	3,504,954	4,629,489
08/31/2004	3,456,028	3,487,643	4,648,215
09/30/2004	3,544,276	3,520,814	4,698,558
10/31/2004	3,591,478	3,575,724	4,770,339
11/30/2004	3,741,294	3,698,726	4,963,355
12/31/2004	3,923,947	3,843,745	5,132,251

Sector Breakdown *

Technology	23.9%
Healthcare	19.4%
Short-Term Instruments	15.1%
Consumer Discretionary	9.2%
Capital Goods	8.8%
Financial & Business Services	8.6%
Consumer Services	7.8%
Other	7.2%

*	% of total investments as of Dec. 31, 2004

16  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	PEA Opportunity Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 8.17% for the six-months ended December 31, 2004. The performance slightly trailed the 8.16% return of the Fund’s benchmark, the Russell 2000 Growth Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a strong rally accounted for much of the period’s gains. Small-cap growth stocks outperformed the general market in this environment.

•	The Fund delivered strong absolute performance over the period, but trailed its benchmark primarily due to variations in sector weightings. For example, relative performance was hurt by an overweight in healthcare and a large underweight in materials, which was the second best performing sector for the Index.

•	Relative performance was also hindered by select holdings in the industrials sector, including SIRVA Inc., Frontier Airlines Inc. and Administaff Inc.

•	Relative performance was helped over the period by the Fund’s overweight exposure and strong stock picking in consumer discretionary. Holdings such as Tempur-Pedic International Inc. and Pinnacle Entertainment Inc. contributed to absolute and relative returns.

•	Relative performance was also supported by stock selection in financials, including Greenhill & Co. and Calamos Asset Management Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO PEA Opportunity Fund Institutional Class (Inception 03/31/99)	8.17%	12.72%	–1.67%	—	14.58%
PIMCO PEA Opportunity Fund Administrative Class (Inception 03/31/99)	8.08%	12.46%	–1.82%	—	14.33%
Russell 2000 Growth Index	8.16%	14.31%	–3.58%	—	—
Lipper Small-Cap Growth Fund Average	7.08%	10.65%	–1.82%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,081.70	$1,080.80	$1,020.62	$1,019.36
Expenses Paid During Period	$4.77	$6.08	$4.63	$5.90

For each class of the Fund, expenses are equal to the expense ratio for the class (0.91% for Institutional Class, 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Opportunity Fund Institutional Class Shares	Russell 2000 Growth Index
03/31/1999	5,000,000	5,000,000
04/30/1999	5,338,785	5,441,500
05/31/1999	5,268,692	5,450,206
06/30/1999	5,668,224	5,737,432
07/31/1999	5,703,271	5,560,146
08/31/1999	5,593,458	5,352,196
09/30/1999	5,728,972	5,455,494
10/31/1999	5,971,963	5,595,154
11/30/1999	6,726,636	6,186,562
12/31/1999	8,326,702	7,277,253
01/31/2000	8,385,691	7,209,574
02/29/2000	10,770,071	8,887,242
03/31/2000	10,046,685	7,953,193
04/30/2000	8,177,679	7,149,921
05/31/2000	7,376,676	6,523,588
06/30/2000	8,516,087	7,366,435
07/31/2000	7,935,515	6,735,132
08/31/2000	9,140,124	7,443,668
09/30/2000	8,798,611	7,073,717
10/31/2000	8,069,015	6,499,331
11/30/2000	6,349,033	5,319,053
12/31/2000	7,182,513	5,644,579
01/31/2001	7,158,743	6,101,225
02/28/2001	5,982,126	5,264,747
03/31/2001	5,352,220	4,786,182
04/30/2001	6,089,092	5,372,010
05/31/2001	6,180,210	5,496,641
06/30/2001	6,346,600	5,646,699
07/31/2001	5,986,088	5,165,036
08/31/2001	5,494,841	4,842,221
09/30/2001	4,385,572	4,060,687
10/31/2001	5,023,402	4,451,325
11/30/2001	5,482,956	4,823,010
12/31/2001	5,962,318	5,123,484
01/31/2002	5,843,468	4,941,088
02/28/2002	5,459,186	4,621,399
03/31/2002	6,033,628	5,022,999
04/30/2002	5,811,774	4,914,502
05/31/2002	5,391,837	4,627,004
06/30/2002	5,023,402	4,234,634
07/31/2002	4,068,638	3,583,771
08/31/2002	4,048,830	3,581,979
09/30/2002	3,819,053	3,323,360
10/31/2002	4,116,178	3,491,522
11/30/2002	4,448,959	3,837,532
12/31/2002	4,223,144	3,572,742
01/31/2003	4,163,718	3,475,564
02/28/2003	3,937,903	3,382,766
03/31/2003	3,949,788	3,433,846
04/30/2003	4,341,994	3,758,688
05/31/2003	4,920,398	4,182,292
06/30/2003	5,201,677	4,263,010
07/31/2003	5,613,691	4,585,293
08/31/2003	5,847,430	4,831,524
09/30/2003	5,756,311	4,709,286
10/31/2003	6,481,297	5,116,168
11/30/2003	6,734,844	5,282,956
12/31/2003	6,790,308	5,306,729
01/31/2004	7,123,088	5,585,332
02/29/2004	7,158,743	5,576,954
03/31/2004	7,103,280	5,603,166
04/30/2004	6,691,266	5,321,887
05/31/2004	6,802,193	5,427,792
06/30/2004	7,075,548	5,608,538
07/31/2004	6,576,377	5,104,891
08/31/2004	6,314,907	4,995,136
09/30/2004	6,679,381	5,271,367
10/31/2004	6,833,886	5,399,461
11/30/2004	7,305,325	5,855,716
12/31/2004	7,653,952	6,065,936

Sector Breakdown *

Technology	23.6%
Short-Term Instruments	18.3%
Healthcare	16.7%
Consumer Services	15.6%
Consumer Discretionary	8.2%
Financial & Business Services	7.6%
Other	10.0%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  17

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

(Effective 02.11.05 OPCAP Renaissance Fund)

•	PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Institutional Class Shares returned 7.97% for the six-month period ended December 31, 2004. This performance trailed the 15.43% return of the Fund’s benchmark, the Russell Mid-Cap Value Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains. Mid-cap value stocks did well in this environment, outperforming the general market.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in certain industries also hurt performance. For example, the Fund saw disappointing results from holdings in the industrials sector, especially its investment in Bombardier Corp. Relative performance was also hurt by select holdings in the financial sector.

•	An overweight exposure to information technology also detracted from relative performance during this period. Select holdings in the sector, including Micron Technologies, were a drag on returns.

•	The Fund benefited from its overweight position in materials. Strong stock selection within the industry also helped, including investments in Lyondell Chemical Co. and Crompton Corp. Stock selection in utilities was another area of strength, including Reliant Energy Inc. and Allegheny Energy Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO PEA Renaissance Fund Institutional Class (Inception 12/30/97)	7.97%	15.96%	17.79%	—	15.40%
PIMCO PEA Renaissance Fund Administrative Class (Inception 08/31/98)	7.83%	15.68%	17.60%	—	15.16%
Russell Mid-Cap Value Index	15.43%	23.70%	13.48%	—	—
Lipper Mid-Cap Value Fund Average	11.01%	19.06%	12.94%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,079.70	$1,078.30	$1,020.87	$1,019.61
Expenses Paid During Period	$4.51	$5.81	$4.38	$5.65

For each class of the Fund, expenses are equal to the expense ratio for the class (0.86% for Institutional Class, 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Renaissance Fund Institutional Class Shares	Russell Mid-Cap Value Index
12/31/1997	5,000,000	5,000,000
01/31/1998	5,005,928	4,903,000
02/28/1998	5,388,263	5,230,520
03/31/1998	5,595,732	5,499,892
04/30/1998	5,723,177	5,469,093
05/31/1998	5,604,624	5,341,116
06/30/1998	5,652,045	5,358,208
07/31/1998	5,536,455	5,086,546
08/31/1998	4,555,424	4,371,378
09/30/1998	4,718,435	4,626,667
10/31/1998	4,922,940	4,926,475
11/30/1998	5,234,143	5,099,394
12/31/1998	5,591,637	5,254,415
01/31/1999	5,947,095	5,131,987
02/28/1999	5,659,994	5,019,084
03/31/1999	5,912,917	5,090,857
04/30/1999	6,217,107	5,572,961
05/31/1999	6,032,542	5,596,367
06/30/1999	6,230,779	5,660,166
07/31/1999	6,261,539	5,518,662
08/31/1999	6,066,721	5,327,716
09/30/1999	5,612,144	5,058,134
10/31/1999	5,577,965	5,207,348
11/30/1999	5,779,620	5,112,054
12/31/1999	6,139,865	5,249,057
01/31/2000	5,881,887	4,935,163
02/29/2000	5,512,120	4,728,874
03/31/2000	6,208,659	5,302,013
04/30/2000	6,432,239	5,323,221
05/31/2000	6,642,921	5,414,781
06/30/2000	6,436,539	5,212,809
07/31/2000	6,608,524	5,334,789
08/31/2000	7,124,479	5,661,811
09/30/2000	7,290,708	5,716,165
10/31/2000	7,708,921	5,824,772
11/30/2000	7,739,102	5,749,050
12/31/2000	8,486,849	6,256,116
01/31/2001	8,735,920	6,233,594
02/28/2001	8,823,556	6,207,413
03/31/2001	8,389,989	6,034,847
04/30/2001	8,818,943	6,366,764
05/31/2001	8,934,254	6,547,580
06/30/2001	8,938,866	6,459,842
07/31/2001	9,141,813	6,434,003
08/31/2001	9,178,712	6,316,260
09/30/2001	8,385,376	5,713,689
10/31/2001	8,772,819	5,743,972
11/30/2001	9,746,039	6,146,050
12/31/2001	10,172,993	6,401,111
01/31/2002	10,177,907	6,465,762
02/28/2002	10,128,762	6,570,507
03/31/2002	10,934,739	6,906,260
04/30/2002	10,654,613	6,901,426
05/31/2002	10,625,126	6,891,074
06/30/2002	9,465,306	6,583,732
07/31/2002	8,035,190	5,939,185
08/31/2002	7,838,610	6,008,079
09/30/2002	6,462,553	5,401,263
10/31/2002	6,963,831	5,573,023
11/30/2002	8,084,335	5,924,124
12/31/2002	7,547,792	5,783,130
01/31/2003	7,075,091	5,622,937
02/28/2003	6,802,775	5,529,596
03/31/2003	6,725,704	5,548,397
04/30/2003	7,532,377	5,970,075
05/31/2003	8,647,334	6,495,442
06/30/2003	8,935,064	6,540,910
07/31/2003	9,469,421	6,744,332
08/31/2003	10,168,196	6,983,756
09/30/2003	10,034,606	6,929,282
10/31/2003	10,748,795	7,437,892
11/30/2003	11,123,872	7,653,591
12/31/2003	12,007,617	7,984,226
01/31/2004	12,357,004	8,195,009
02/29/2004	12,577,940	8,397,426
03/31/2004	12,506,007	8,410,862
04/30/2004	12,166,896	8,055,082
05/31/2004	12,459,765	8,261,293
06/30/2004	12,896,499	8,556,221
07/31/2004	12,197,724	8,324,347
08/31/2004	12,069,273	8,458,369
09/30/2004	12,259,381	8,704,508
10/31/2004	12,413,522	8,905,582
11/30/2004	13,384,613	9,507,599
12/31/2004	13,924,108	9,876,494

Sector Breakdown *

Short-Term Instruments	24.3%
Financial & Business Services	14.9%
Materials & Processing	10.7%
Technology	9.3%
Consumer Discretionary	6.8%
Consumer Services	6.7%
Capital Goods	6.5%
Utilities	5.4%
Other	15.4%

*	% of total investments as of Dec. 31, 2004

18  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 6.95% for the six-month period ended December 31, 2004. This performance trailed the 9.00% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of the year led to positive overall returns. Mid-cap growth stocks outperformed the general market for the six months.

•	The Fund’s relative performance was hindered by an overweight in healthcare. Healthcare in general lagged the market, held back by growing concerns over government reform programs and problems with select drugs on the market. The Fund saw disappointing returns from several of its holdings in this sector, including Omnicare Inc. and Eon Labs Inc.

•	Relative performance was also hurt by stock selection in information technology, including its investment in Agere Systems, which designs and manufacturers integrated circuit solutions, and Broadcom Corp., a provider of highly integrated semiconductor solutions.

•	The Fund benefited over the reporting period from its overweight exposure and stock selection in consumer discretionary. For example, the Fund saw strong returns from its investment in MGM Mirage and in Harman International Industries. Relative performance was also helped by underweight exposure and careful stock picking in industrials.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO PEA Target Fund Institutional Class (Inception 03/31/99)	6.95%	14.86%	–2.61%	—	13.04%
PIMCO PEA Target Fund Administrative Class (Inception 03/31/99)	6.78%	14.56%	–2.67%	—	12.86%
Russell Mid-Cap Growth Index	9.00%	15.48%	–3.36%	—	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,069.50	$1,067.90	$1,021.12	$1,019.86
Expenses Paid During Period	$4.23	$5.52	$4.13	$5.40

For each class of the Fund, expenses are equal to the expense ratio for the class (0.81% for Institutional Class, 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Target Fund Institutional Class Shares	Russell Mid-Cap Growth Index
03/31/1999	5,000,000	5,000,000
04/30/1999	5,143,819	5,228,000
05/31/1999	5,003,060	5,160,559
06/30/1999	5,428,397	5,520,766
07/31/1999	5,345,777	5,345,205
08/31/1999	5,431,457	5,289,615
09/30/1999	5,370,257	5,244,654
10/31/1999	5,875,153	5,650,065
11/30/1999	6,741,126	6,235,412
12/31/1999	8,204,952	7,315,385
01/31/2000	8,436,917	7,313,922
02/29/2000	11,525,372	8,851,309
03/31/2000	10,995,165	8,860,160
04/30/2000	9,977,831	7,999,839
05/31/2000	9,076,479	7,416,650
06/30/2000	10,305,896	8,203,557
07/31/2000	10,358,917	7,684,272
08/31/2000	12,019,127	8,843,060
09/30/2000	11,518,745	8,410,634
10/31/2000	10,309,210	7,835,347
11/30/2000	8,238,089	6,132,726
12/31/2000	8,998,917	6,455,921
01/31/2001	8,821,408	6,824,554
02/28/2001	7,636,731	5,643,906
03/31/2001	6,683,586	4,836,263
04/30/2001	7,486,234	5,642,468
05/31/2001	7,478,516	5,615,949
06/30/2001	7,474,658	5,618,756
07/31/2001	7,081,051	5,240,052
08/31/2001	6,467,489	4,860,149
09/30/2001	5,456,461	4,056,766
10/31/2001	5,753,595	4,483,132
11/30/2001	6,224,379	4,965,965
12/31/2001	6,448,194	5,154,672
01/31/2002	6,270,686	4,987,145
02/28/2002	5,742,019	4,704,374
03/31/2002	6,162,637	5,063,318
04/30/2002	5,973,552	4,795,468
05/31/2002	5,722,724	4,652,563
06/30/2002	5,174,763	4,138,920
07/31/2002	4,649,955	3,736,617
08/31/2002	4,588,213	3,723,539
09/30/2002	4,225,478	3,427,890
10/31/2002	4,418,422	3,693,552
11/30/2002	4,707,838	3,982,757
12/31/2002	4,356,680	3,742,198
01/31/2003	4,387,551	3,705,525
02/28/2003	4,329,667	3,673,287
03/31/2003	4,333,526	3,741,610
04/30/2003	4,630,660	3,996,413
05/31/2003	5,070,573	4,380,868
06/30/2003	5,201,775	4,443,515
07/31/2003	5,452,603	4,602,148
08/31/2003	5,738,160	4,855,727
09/30/2003	5,537,498	4,761,525
10/31/2003	6,070,024	5,145,304
11/30/2003	6,232,097	5,283,199
12/31/2003	6,259,109	5,340,785
01/31/2004	6,536,949	5,517,031
02/29/2004	6,687,445	5,609,718
03/31/2004	6,660,433	5,599,059
04/30/2004	6,413,465	5,441,166
05/31/2004	6,560,102	5,569,577
06/30/2004	6,722,175	5,658,133
07/31/2004	6,139,484	5,283,565
08/31/2004	6,031,435	5,218,577
09/30/2004	6,320,851	5,413,230
10/31/2004	6,536,949	5,596,739
11/30/2004	6,872,672	5,885,530
12/31/2004	7,189,100	6,167,447

Sector Breakdown *

Technology	25.1%
Healthcare	15.9%
Short-Term Instruments	15.2%
Consumer Services	13.7%
Financial & Business Services	8.8%
Consumer Discretionary	8.6%
Other	12.7%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  19

A VALUE STOCK FUND

PIMCO PEA Value Fund

(Effective 02.11.05 OPCAP Value Fund)

•	PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Institutional Class Shares returned 6.69% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index. The Fund continued to deliver strong returns over the long-term, gaining 16.73% for the 10 years ended December 31, 2004, versus 13.83% for the Index.

•	The U.S. stock market started off the period slowly, but a rally in the last two months of the year led to positive overall returns. Large-cap value stocks outperformed the general market for the six months.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in industrials, energy and information technology also detracted from relative performance. And in information technology, the Fund saw disappointing returns from Micron Technology Inc.

•	Relative performance was helped over the period by strong stock selection in the materials industry. For example, the Fund benefited from its investments in Alcan Inc. and Agilent Technologies Inc.

•	The Fund also was rewarded for its underweight exposure to consumer discretionary stocks. Select holdings in this sector also contributed to relative returns, including Liberty Media Corp.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO PEA Value Fund Institutional Class (Inception 12/30/91)	6.69%	17.68%	14.14%	16.73%	14.74%
PIMCO PEA Value Fund Administrative Class (Inception 08/21/97)	6.64%	17.37%	13.85%	—	14.44%
Russell 1000 Value Index	12.08%	16.49%	5.27%	13.83%	—
Lipper Large-Cap Value Fund Average	8.42%	11.93%	3.35%	11.31%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,066.90	$1,066.40	$1,021.63	$1,020.37
Expenses Paid During Period	$3.70	$5.00	$3.62	$4.89

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Value Fund Institutional Class Shares	Russell 1000 Value Index
12/31/1991	5,000,000	5,000,000
01/31/1992	5,144,543	5,007,900
02/29/1992	5,318,513	5,130,493
03/31/1992	5,199,220	5,056,101
04/30/1992	5,222,775	5,273,817
05/31/1992	5,177,665	5,300,133
06/30/1992	5,067,395	5,267,113
07/31/1992	5,247,250	5,470,529
08/31/1992	5,095,741	5,303,186
09/30/1992	5,166,445	5,376,582
10/31/1992	5,199,464	5,381,582
11/30/1992	5,478,838	5,558,152
12/31/1992	5,657,265	5,690,547
01/31/1993	5,776,676	5,855,801
02/28/1993	5,839,127	6,062,042
03/31/1993	6,021,274	6,240,690
04/30/1993	5,916,309	6,160,747
05/31/1993	6,000,080	6,284,578
06/30/1993	6,041,965	6,423,153
07/31/1993	6,013,326	6,494,964
08/31/1993	6,340,080	6,729,497
09/30/1993	6,355,890	6,740,197
10/31/1993	6,576,391	6,735,546
11/30/1993	6,510,186	6,596,524
12/31/1993	6,585,324	6,721,858
01/31/1994	6,890,617	6,976,214
02/28/1994	6,778,756	6,737,627
03/31/1994	6,415,209	6,486,987
04/30/1994	6,337,376	6,611,408
05/31/1994	6,337,376	6,687,571
06/30/1994	6,191,689	6,527,404
07/31/1994	6,450,687	6,730,471
08/31/1994	6,722,772	6,923,838
09/30/1994	6,518,708	6,694,036
10/31/1994	6,588,249	6,787,350
11/30/1994	6,257,410	6,513,142
12/31/1994	6,317,178	6,588,173
01/31/1995	6,489,231	6,790,957
02/28/1995	6,779,505	7,059,471
03/31/1995	6,966,570	7,214,356
04/30/1995	7,155,132	7,442,330
05/31/1995	7,427,832	7,755,577
06/30/1995	7,557,689	7,860,666
07/31/1995	7,890,844	8,134,295
08/31/1995	7,988,826	8,249,233
09/30/1995	8,210,920	8,547,525
10/31/1995	8,234,873	8,462,648
11/30/1995	8,589,768	8,891,281
12/31/1995	8,774,957	9,114,719
01/31/1996	9,026,323	9,398,734
02/29/1996	9,224,369	9,469,788
03/31/1996	9,300,160	9,630,775
04/30/1996	9,422,631	9,667,757
05/31/1996	9,613,992	9,788,604
06/30/1996	9,572,367	9,796,631
07/31/1996	9,057,641	9,426,416
08/31/1996	9,411,035	9,696,011
09/30/1996	9,668,844	10,081,428
10/31/1996	9,807,853	10,471,176
11/30/1996	10,649,629	11,230,441
12/31/1996	10,559,934	11,087,140
01/31/1997	10,916,251	11,624,645
02/28/1997	11,102,507	11,795,411
03/31/1997	10,714,973	11,371,248
04/30/1997	11,137,719	11,848,954
05/31/1997	11,796,226	12,511,311
06/30/1997	12,097,138	13,048,046
07/31/1997	12,897,623	14,029,650
08/31/1997	12,628,072	13,530,195
09/30/1997	13,388,728	14,347,419
10/31/1997	12,716,422	13,947,126
11/30/1997	13,027,978	14,563,588
12/31/1997	13,327,284	14,988,845
01/31/1998	13,382,242	14,777,503
02/28/1998	14,179,131	15,772,028
03/31/1998	14,755,186	16,737,277
04/30/1998	14,461,368	16,849,249
05/31/1998	14,406,277	16,599,880
06/30/1998	14,438,304	16,812,691
07/31/1998	13,829,793	16,516,787
08/31/1998	11,847,523	14,059,089
09/30/1998	12,527,952	14,866,081
10/31/1998	13,639,900	16,018,202
11/30/1998	14,427,531	16,764,651
12/31/1998	14,682,095	17,334,649
01/31/1999	14,315,043	17,473,326
02/28/1999	13,790,682	17,226,952
03/31/1999	13,750,211	17,583,550
04/30/1999	15,204,256	19,225,853
05/31/1999	15,615,182	19,014,369
06/30/1999	16,214,406	19,565,786
07/31/1999	16,044,844	18,992,508
08/31/1999	15,896,477	18,287,886
09/30/1999	15,442,287	17,647,810
10/31/1999	15,474,193	18,664,324
11/30/1999	15,240,219	18,518,742
12/31/1999	15,313,324	18,607,632
01/31/2000	14,393,210	18,001,023
02/29/2000	13,013,039	16,663,547
03/31/2000	15,019,464	18,696,500
04/30/2000	14,979,870	18,479,621
05/31/2000	15,639,776	18,673,657
06/30/2000	15,135,471	17,820,271
07/31/2000	15,864,412	18,043,024
08/31/2000	16,858,423	19,046,216
09/30/2000	17,326,935	19,221,441
10/31/2000	18,523,730	19,694,289
11/30/2000	18,763,090	18,963,631
12/31/2000	20,063,609	19,913,709
01/31/2001	20,090,343	19,989,381
02/28/2001	20,170,544	19,433,676
03/31/2001	19,889,841	18,747,667
04/30/2001	21,320,091	19,666,303
05/31/2001	21,654,262	20,108,795
06/30/2001	21,654,262	19,662,379
07/31/2001	22,188,935	19,621,088
08/31/2001	21,440,393	18,834,283
09/30/2001	19,916,574	17,508,349
10/31/2001	20,036,876	17,357,777
11/30/2001	22,376,071	18,366,264
12/31/2001	23,213,766	18,799,708
01/31/2002	23,515,244	18,654,950
02/28/2002	23,530,317	18,684,798
03/31/2002	24,811,597	19,568,589
04/30/2002	23,424,800	18,897,387
05/31/2002	23,409,726	18,991,874
06/30/2002	20,937,611	17,901,740
07/31/2002	18,525,791	16,236,878
08/31/2002	18,495,644	16,360,279
09/30/2002	15,134,170	14,541,016
10/31/2002	16,294,858	15,618,505
11/30/2002	18,827,269	16,602,471
12/31/2002	17,456,251	15,881,923
01/31/2003	17,012,717	15,497,581
02/28/2003	16,252,372	15,083,795
03/31/2003	16,284,053	15,109,438
04/30/2003	17,883,945	16,439,068
05/31/2003	19,816,489	17,501,032
06/30/2003	20,434,269	17,719,795
07/31/2003	21,099,571	17,983,820
08/31/2003	21,923,277	18,264,368
09/30/2003	21,606,467	18,085,377
10/31/2003	22,984,592	19,192,202
11/30/2003	23,634,053	19,453,216
12/31/2003	25,214,290	20,651,534
01/31/2004	26,504,471	21,015,001
02/29/2004	27,205,311	21,464,722
03/31/2004	26,918,604	21,275,832
04/30/2004	26,408,902	20,756,702
05/31/2004	26,711,537	20,968,420
06/30/2004	27,810,581	21,463,275
07/31/2004	26,902,675	21,160,643
08/31/2004	27,205,311	21,461,124
09/30/2004	27,030,101	21,793,772
10/31/2004	27,428,305	22,155,548
11/30/2004	28,654,774	23,276,619
12/31/2004	29,671,270	24,056,386

Sector Breakdown *

Financial & Business Services	26.8%
Short-Term Instruments	20.4%
Capital Goods	10.1%
Consumer Staples	8.4%
Technology	7.7%
Consumer Services	4.6%
Consumer Discretionary	4.4%
Other	17.6%

*	% of total investments as of Dec. 31, 2004

20  PIMCO Funds Semi-Annual Report  |  12.31.04

A SECTOR - RELATED STOCK FUND

PIMCO RCM Innovation Fund

(Formerly PEA Innovation Fund)

•	RCM Innovation Fund (formerly PEA Innovation Fund) seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide for and service those technologies.

•	On January 1, 2005, PEA Innovation Fund was renamed “RCM Innovation Fund” and RCM Capital Management LLC assumed portfolio management duties as an interim sub-advisor for the Fund. These changes were approved by the PIMCO Funds: Multi-Manager Series Board of Trustees in connection with a proposed reorganization of the RCM Innovation and RCM Global Technology Funds in 2005. This reorganization is subject to shareholder approval.

•	The Fund’s Institutional Class Shares returned –4.05% for the six-month period ended December 31, 2004. This performance trailed the 6.24% return of the Fund’s benchmark, the NASDAQ Composite Index.

•	The Fund’s overweight position in the semiconductor industry contributed to its relative underperformance, as this industry struggled throughout the six-month period. Two holdings in particular that hurt performance were Applied Materials Inc. and Cypress Semiconductor Corp.

•	The Fund’s portfolio was also hindered by its position in the electronic manufacturing services industry.

Two disappointing holdings that struggled in this industry were Flextronics International Ltd. and Solectron Corp.

•	Several strong stock picks in the technology sector included Marvell Technology Group Ltd. (broadband technology solutions), Cognizant Technology Solutions Corp. (technology consulting), and Network Appliances Inc. (computer equipment).

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO RCM Innovation Fund Institutional Class (Inception 03/05/99)	–4.05%	–5.65%	–22.42%	—	9.17%
PIMCO RCM Innovation Fund Administrative Class (Inception 03/10/00)	–4.21%	–5.88%	—	—	8.96%
NASDAQ Composite Index	6.24%	8.60%	–11.76%	—	—
Lipper Science & Technology Fund Average	3.10%	3.97%	–16.49%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$959.50	$957.90	$1,020.62	$1,019.36
Expenses Paid During Period	$4.49	$5.72	$4.63	$5.90

For each class of the Fund, expenses are equal to the expense ratio for the class (0.91% for Institutional Class, 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Innovation Fund Institutional Class Shares	NASDAQ Composite Index
03/31/1999	5,000,000	5,000,000
04/30/1999	4,939,306	5,165,500
05/31/1999	4,819,364	5,018,800
06/30/1999	5,419,075	5,456,941
07/31/1999	5,369,942	5,360,353
08/31/1999	5,783,237	5,565,119
09/30/1999	5,881,503	5,579,031
10/31/1999	6,702,312	6,026,470
11/30/1999	7,872,832	6,777,368
12/31/1999	10,557,847	8,267,033
01/31/2000	10,501,543	8,004,968
02/29/2000	14,663,230	9,541,122
03/31/2000	13,292,624	9,289,236
04/30/2000	11,202,933	7,842,902
05/31/2000	9,718,110	6,908,813
06/30/2000	11,669,454	8,057,057
07/31/2000	11,112,846	7,652,593
08/31/2000	13,057,755	8,544,885
09/30/2000	12,793,930	7,461,394
10/31/2000	11,037,238	6,845,829
11/30/2000	7,901,896	5,278,134
12/31/2000	7,512,144	5,019,505
01/31/2001	7,871,334	5,633,391
02/28/2001	5,743,407	4,372,075
03/31/2001	4,950,650	3,738,998
04/30/2001	5,679,914	4,299,848
05/31/2001	5,298,955	4,288,238
06/30/2001	5,255,417	4,390,727
07/31/2001	4,705,748	4,118,941
08/31/2001	3,891,222	3,668,329
09/30/2001	2,822,723	3,045,447
10/31/2001	3,506,635	3,434,350
11/30/2001	4,156,079	3,922,715
12/31/2001	4,141,608	3,963,119
01/31/2002	4,199,659	3,929,829
02/28/2002	3,403,266	3,518,376
03/31/2002	3,905,774	3,749,885
04/30/2002	3,337,958	3,430,770
05/31/2002	3,076,727	3,283,590
06/30/2002	2,527,052	2,973,619
07/31/2002	2,195,070	2,699,451
08/31/2002	2,064,455	2,672,187
09/30/2002	1,639,953	2,381,987
10/31/2002	1,950,166	2,702,364
11/30/2002	2,316,616	3,005,300
12/31/2002	1,979,192	2,714,086
01/31/2003	1,995,518	2,684,502
02/28/2003	2,029,987	2,718,327
03/31/2003	1,997,333	2,725,667
04/30/2003	2,215,026	2,975,883
05/31/2003	2,474,443	3,243,415
06/30/2003	2,438,161	3,297,904
07/31/2003	2,612,315	3,526,119
08/31/2003	2,860,848	3,679,505
09/30/2003	2,777,399	3,631,672
10/31/2003	3,114,823	3,926,927
11/30/2003	3,183,759	3,983,867
12/31/2003	3,145,663	4,071,512
01/31/2004	3,332,516	4,198,950
02/29/2004	3,288,977	4,125,049
03/31/2004	3,209,157	4,052,861
04/30/2004	2,840,893	3,902,499
05/31/2004	3,064,028	4,037,916
06/30/2004	3,093,054	4,161,880
07/31/2004	2,630,456	3,836,005
08/31/2004	2,456,302	3,735,885
09/30/2004	2,570,591	3,855,434
10/31/2004	2,741,117	4,014,277
11/30/2004	2,893,502	4,261,958
12/31/2004	2,967,880	4,421,782

Sector Breakdown *

Technology	79.6%
Short-Term Instruments	17.7%
Other	2.7%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Asset Allocation Fund

Institutional Class
12/31/2004+	$10.61	$0.20	(a)	$0.57	(a)	$0.77	$(0.15)	$0.00	$0.00
06/30/2004	9.29	0.30	(a)	1.18	(a)	1.48	(0.16)	0.00	0.00
06/30/2003	9.26	0.26	(a)	0.05	(a)	0.31	(0.28)	0.00	0.00
06/30/2002	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00	0.00
06/30/2001	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)	(0.10)
06/30/2000	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)	0.00

CCM Capital Appreciation Fund

Institutional Class
12/31/2004+	$16.63	$0.10	(a)	$1.47	(a)	$1.57	$(0.10)	$0.00	$0.00
06/30/2004	14.27	0.06	(a)	2.30	(a)	2.36	0.00	0.00	0.00
06/30/2003	14.83	0.04	(a)	(0.60	)(a)	(0.56)	0.00	0.00	0.00
06/30/2002	17.72	0.08	(a)	(2.93	)(a)	(2.85)	(0.04)	0.00	0.00
06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)	(7.98)	0.00
06/30/2000	26.84	0.08	(a)	5.29	(a)	5.37	(0.11)	(5.00)	0.00
Administrative Class
12/31/2004+	16.32	0.08	(a)	1.44	(a)	1.52	(0.08)	0.00	0.00
06/30/2004	14.04	0.02	(a)	2.26	(a)	2.28	0.00	0.00	0.00
06/30/2003	14.59	0.01	(a)	(0.56	)(a)	(0.55)	0.00	0.00	0.00
06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)	0.00	0.00
06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)	(7.98)	0.00
06/30/2000	26.64	0.01	(a)	5.25	(a)	5.26	(0.05)	(5.00)	0.00

CCM Emerging Companies Fund

Institutional Class
12/31/2004+	$23.89	$(0.09	)(a)	$1.54	(a)	$1.45	$0.00	$(2.17)	$0.00
06/30/2004	19.70	(0.26	)(a)	6.27	(a)	6.01	0.00	(1.82)	0.00
06/30/2003	21.62	(0.20	)(a)	0.53	(a)	0.33	0.00	(2.25)	0.00
06/30/2002	23.34	(0.22	)(a)	1.20	(a)	0.98	0.00	(2.70)	0.00
06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00	(2.60)	0.00
06/30/2000	20.00	(0.19	)(a)	5.31	(a)	5.12	0.00	0.00	0.00
Administrative Class
12/31/2004+	23.20	(0.12	)(a)	1.49	(a)	1.37	0.00	(2.17)	0.00
06/30/2004	19.21	(0.31	)(a)	6.12	(a)	5.81	0.00	(1.82)	0.00
06/30/2003	21.19	(0.24	)(a)	0.51	(a)	0.27	0.00	(2.25)	0.00
06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00	(2.70)	0.00
06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00	(2.60)	0.00
06/30/2000	19.82	(0.26	)(a)	5.27	(a)	5.01	0.00	0.00	0.00

CCM Focused Growth Fund

Institutional Class
12/31/2004+	$6.94	$0.02	(a)	$0.71	(a)	$0.73	$0.00	$0.00	$0.00
06/30/2004	5.66	0.00	(a)	1.28	(a)	1.28	0.00	0.00	0.00
06/30/2003	5.63	0.00	(a)	0.03	(a)	0.03	0.00	0.00	0.00
06/30/2002	7.64	(0.01	)(a)	(1.99	)(a)	(2.00)	0.00	(0.01)	0.00
06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)	(1.43)	0.00
08/31/1999 - 06/30/2000	10.00	0.00	(a)	3.35	(a)	3.35	0.00	0.00	0.00

CCM Mid-Cap Fund

Institutional Class
12/31/2004+	$21.80	$0.04	(a)	$2.41	(a)	$2.45	$0.00	$0.00	$0.00
06/30/2004	17.65	0.02	(a)	4.13	(a)	4.15	0.00	0.00	0.00
06/30/2003	18.05	0.01	(a)	(0.41	)(a)	(0.40)	0.00	0.00	0.00
06/30/2002	21.35	0.08	(a)	(3.21	)(a)	(3.13)	(0.14)	0.00	(0.03)
06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)	(8.79)	0.00
06/30/2000	23.01	0.09	(a)	7.91	(a)	8.00	(0.11)	(0.02)	0.00

22  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Asset Allocation Fund

Institutional Class
12/31/2004+	$(0.15)	$0.00	$11.23	7.31%	$2,354	0.10	%*(c)(f)	3.68%*	3%
06/30/2004	(0.16)	0.00	10.61	16.70	1,987	0.10	(c)(f)	2.94	23
06/30/2003	(0.28)	0.00	9.29	3.54	1,196	0.10	(c)(f)	2.85	13
06/30/2002	(0.30)	0.00	9.26	(3.89)	26	0.10	(c)(f)	4.11	24
06/30/2001	(1.43)	0.00	9.94	(1.41)	48	0.10	(c)(f)	6.20	39
06/30/2000	(0.85)	0.00	11.50	9.90	57	0.10	(c)(f)	5.51	44

CCM Capital Appreciation Fund

Institutional Class
12/31/2004+	$(0.10)	$0.00	$18.10	9.44%	$250,246	0.71	%*(b)	1.20%*	58%
06/30/2004	0.00	0.00	16.63	16.54	292,920	0.71	(b)	0.35	148
06/30/2003	0.00	0.00	14.27	(3.77)	240,130	0.70		0.33	161
06/30/2002	(0.04)	0.00	14.83	(16.08)	247,275	0.71	(b)	0.51	110
06/30/2001	(8.12)	0.00	17.72	(8.83)	276,170	0.70		0.53	112
06/30/2000	(5.11)	0.00	27.10	22.79	372,028	0.71	(b)	0.29	119
Administrative Class
12/31/2004+	(0.08)	0.00	17.76	9.34	262,817	0.96	*(g)	1.01 *	58
06/30/2004	0.00	0.00	16.32	16.24	235,357	0.96	(g)	0.10	148
06/30/2003	0.00	0.00	14.04	(3.76)	188,923	0.95		0.08	161
06/30/2002	(0.03)	0.00	14.59	(16.28)	166,964	0.96	(g)	0.26	110
06/30/2001	(8.09)	0.00	17.46	(9.07)	200,351	0.95		0.30	112
06/30/2000	(5.05)	0.00	26.85	22.49	180,423	0.96	(g)	0.04	119

CCM Emerging Companies Fund

Institutional Class
12/31/2004+	$(2.17)	$0.00	$23.17	6.36%	$605,412	1.51	%*(h)	(0.81)%*	72%
06/30/2004	(1.82)	0.00	23.89	31.57	491,944	1.50		(1.13)	176
06/30/2003	(2.25)	0.00	19.70	3.50	284,187	1.50		(1.14)	130
06/30/2002	(2.70)	0.00	21.62	4.95	219,868	1.51	(h)	(1.03)	122
06/30/2001	(2.60)	0.00	23.34	4.28	231,755	1.50		(0.71)	80
06/30/2000	0.00	0.00	25.12	25.60	231,579	1.51	(h)	(0.90)	85
Administrative Class
12/31/2004+	(2.17)	0.00	22.40	6.21	66,122	1.76	*(e)	(1.06)*	72
06/30/2004	(1.82)	0.00	23.20	31.33	55,531	1.75		(1.39)	176
06/30/2003	(2.25)	0.00	19.21	3.27	50,035	1.75		(1.40)	130
06/30/2002	(2.70)	0.00	21.19	4.65	28,822	1.75		(1.30)	122
06/30/2001	(2.60)	0.00	22.99	4.08	20,554	1.75		(0.99)	80
06/30/2000	0.00	0.00	24.83	25.28	7,208	1.76	(e)	(1.19)	85

CCM Focused Growth Fund

Institutional Class
12/31/2004+	$0.00	$0.00	$7.67	10.62%	$3,062	0.71	%*(b)	0.53%*	54%
06/30/2004	0.00	0.00	6.94	22.61	2,527	0.71	(b)	0.08	90
06/30/2003	0.00	0.00	5.66	0.53	1,916	0.70		0.02	232
06/30/2002	(0.01)	0.00	5.63	(26.23)	1,912	0.70		(0.13)	113
06/30/2001	(1.47)	0.00	7.64	(35.38)	2,588	0.70		(0.13)	139
08/31/1999 - 06/30/2000	0.00	0.00	13.35	33.54	4,009	0.71	*(d)	0.04 *	151

CCM Mid-Cap Fund

Institutional Class
12/31/2004+	$0.00	$0.00	$24.25	11.24%	$240,977	0.71	%*(b)	0.39%*	61%
06/30/2004	0.00	0.00	21.80	23.51	254,401	0.71	(b)	0.12	165
06/30/2003	0.00	0.00	17.65	(2.22)	254,338	0.71	(b)	0.08	155
06/30/2002	(0.17)	0.00	18.05	(14.71)	520,160	0.71	(b)	0.41	168
06/30/2001	(8.95)	0.00	21.35	(5.33)	538,661	0.70		0.80	153
06/30/2000	(0.13)	0.00	30.88	34.88	582,715	0.71	(b)	0.35	164

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses in which the Fund invests.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.26% for the period ended June 30, 2000.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(f)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
CCM Mid-Cap Fund (continued)

Administrative Class
12/31/2004+	$21.44	$0.02	(a)	$2.35	(a)	$2.37	$0.00	$0.00	$0.00
06/30/2004	17.40	(0.03	)(a)	4.07	(a)	4.04	0.00	0.00	0.00
06/30/2003	17.83	(0.03	)(a)	(0.40	)(a)	(0.43)	0.00	0.00	0.00
06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.14)	0.00	0.00
06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)	(8.79)	0.00
06/30/2000	22.88	0.03	(a)	7.86	(a)	7.89	(0.05)	(0.02)	0.00

NFJ Dividend Value Fund

Institutional Class
12/31/2004+	$12.59	$0.18	(a)	$1.01	(a)	$1.19	$(0.17)	$(0.15)	$0.00
06/30/2004	10.54	0.34	(a)	2.07	(a)	2.41	(0.27)	(0.09)	0.00
06/30/2003	11.35	0.35	(a)	(0.31	)(a)	0.04	(0.35)	(0.50)	0.00
06/30/2002	12.51	0.34	(a)	(0.28	)(a)	0.06	(0.36)	(0.86)	0.00
06/30/2001	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)	(0.23)	0.00
05/08/2000 - 06/30/2000	10.51	0.06	(a)	(0.66	)(a)	(0.60)	(0.03)	0.00	0.00
Administrative Class
12/31/2004+	12.60	0.16	(a)	1.02	(a)	1.18	(0.16)	(0.15)	0.00
06/30/2004	10.56	0.31	(a)	2.06	(a)	2.37	(0.24)	(0.09)	0.00
06/30/2003	11.38	0.32	(a)	(0.30	)(a)	0.02	(0.34)	(0.50)	0.00
06/30/2002	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)	(0.86)	0.00
06/30/2001	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)	(0.23)	0.00
05/08/2000 - 06/30/2000	10.50	0.07	(a)	(0.68	)(a)	(0.61)	(0.02)	0.00	0.00

NFJ International Value Fund

Institutional Class
12/31/2004+	$14.73	$0.24	(a)	$3.10	(a)	$3.34	$(0.46)	$(2.48)	$0.00
06/30/2004	11.34	0.52	(a)	4.12	(a)	4.64	(0.39)	(0.86)	0.00
01/31/2003	10.00	0.18	(a)	1.25	(a)	1.43	(0.09)	0.00	0.00

NFJ Large-Cap Value Fund

Institutional Class
12/31/2004+	$14.64	$0.17	(a)	$1.56	(a)	$1.73	$(0.14)	$(0.59)	$0.00
06/30/2004	12.26	0.25	(a)	2.36	(a)	2.61	(0.23)	0.00	0.00
06/30/2003	13.17	0.29	(a)	(0.71	)(a)	(0.42)	(0.23)	(0.26)	0.00
06/30/2002	12.64	0.27	(a)	0.52	(a)	0.79	(0.26)	0.00	0.00
06/30/2001	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)	(0.40)	0.00
05/08/2000 - 06/30/2000	11.22	0.07	(a)	(0.39	)(a)	(0.32)	(0.05)	0.00	0.00

NFJ Small-Cap Value Fund

Institutional Class
12/31/2004+	$27.93	$0.31	(a)	$3.37	(a)	$3.68	$(0.44)	$(1.60)	$0.00
06/30/2004	22.03	0.60	(a)	5.83	(a)	6.43	(0.30)	(0.23)	0.00
06/30/2003	21.85	0.44	(a)	0.00	(a)	0.44	(0.24)	(0.05)	0.00
06/30/2002	19.26	0.41	(a)	2.31	(a)	2.72	(0.13)	0.00	0.00
06/30/2001	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00	0.00
06/30/2000	16.05	0.37	(a)	(1.82	)(a)	(1.45)	(0.34)	0.00	0.00
Administrative Class
12/31/2004+	27.32	0.27	(a)	3.30	(a)	3.57	(0.42)	(1.60)	0.00
06/30/2004	21.79	0.57	(a)	5.47	(a)	6.04	(0.28)	(0.23)	0.00
06/30/2003	21.67	0.38	(a)	0.01	(a)	0.39	(0.22)	(0.05)	0.00
06/30/2002	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00	0.00
06/30/2001	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00	0.00
06/30/2000	15.97	0.34	(a)	(1.81	)(a)	(1.47)	(0.31)	0.00	0.00

24  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
CCM Mid-Cap Fund (continued)

Administrative Class
12/31/2004+	$0.00	$0.00		$23.81	11.05%	$203,887	0.96	%*(h)	0.15	%*	61%
06/30/2004	0.00	0.00		21.44	23.22	190,058	0.95		(0.14)		165
06/30/2003	0.00	0.00		17.40	(2.41)	118,600	0.96	(h)	(0.19)		155
06/30/2002	(0.14)	0.00		17.83	(15.10)	115,357	0.96	(h)	0.20		168
06/30/2001	(8.92)	0.00		21.16	(5.51)	171,268	0.95		0.57		153
06/30/2000	(0.07)	0.00		30.70	34.53	142,986	0.96	(h)	0.10		164

NFJ Dividend Value Fund

Institutional Class
12/31/2004+	$(0.32)	$0.00		$13.46	9.48%	$90,375	0.71	%*(d)	2.76	%*	16%
06/30/2004	(0.36)	0.00		12.59	23.11	72,757	0.70		2.86		36
06/30/2003	(0.85)	0.00		10.54	0.92	36,852	0.70		3.52		43
06/30/2002	(1.22)	0.00		11.35	0.96	34,152	0.74	(g)	2.88		50
06/30/2001	(0.58)	0.00		12.51	33.59	51,201	0.70		3.64		43
05/08/2000 - 06/30/2000	(0.03)	0.00		9.88	(5.73)	24,888	0.70	*	3.81	*	3
Administrative Class
12/31/2004+	(0.31)	0.00		13.47	9.35	1,377	0.96	*(h)	2.51	*	16
06/30/2004	(0.33)	0.00		12.60	22.69	1,523	0.96	(h)	2.62		36
06/30/2003	(0.84)	0.00		10.56	0.72	1,136	0.95		3.25		43
06/30/2002	(1.20)	0.00		11.38	0.67	1,253	0.99	(e)	2.65		50
06/30/2001	(0.50)	0.00		12.55	33.30	975	0.95		3.51		43
05/08/2000 - 06/30/2000	(0.02)	0.00		9.87	(5.78)	4,638	0.95	*	4.74	*	3

NFJ International Value Fund

Institutional Class
12/31/2004+	$(2.94)	$0.00		$15.13	23.56%	$2,370	0.41	%*(i)	3.09	%*	29%
06/30/2004	(1.25)	0.00		14.73	42.12	1,927	0.41	(i)	3.80		80
01/31/2003	(0.09)	0.00		11.34	14.24	1,321	0.40	*	4.21	*	28

NFJ Large-Cap Value Fund

Institutional Class
12/31/2004+	$(0.73)	$0.00		$15.64	11.94%	$4,758	0.71	%*(d)	2.24	%*	16%
06/30/2004	(0.23)	0.00		14.64	21.46	3,279	0.70		1.82		99
06/30/2003	(0.49)	0.00		12.26	(2.99)	2,268	0.70		2.52		54
06/30/2002	(0.26)	0.00		13.17	6.40	1,834	0.71	(d)	2.07		49
06/30/2001	(0.65)	0.00		12.64	23.37	1,178	0.70		2.50		78
05/08/2000 - 06/30/2000	(0.05)	0.00		10.85	(2.90)	911	0.70	*	3.94	*	5

NFJ Small-Cap Value Fund

Institutional Class
12/31/2004+	$(2.04)	$0.00		$29.57	13.22%	$373,382	0.86	%*(c)	2.16	%*	9%
06/30/2004	(0.53)	0.00		27.93	29.53	266,629	0.86	(c)	2.40		30
06/30/2003	(0.29)	0.03	(a)	22.03	2.28	153,509	0.85		2.20		20
06/30/2002	(0.13)	0.00		21.85	14.25	70,329	0.85		2.04		40
06/30/2001	(0.38)	0.00		19.26	38.32	49,046	0.85		2.51		41
06/30/2000	(0.34)	0.00		14.26	(8.88)	30,059	0.86	(c)	2.57		55
Administrative Class
12/31/2004+	(2.02)	0.00		28.87	13.10	331,559	1.11	*(b)	1.93	*	9
06/30/2004	(0.51)	0.00		27.32	28.04	197,865	1.11	(f)	2.28		30
06/30/2003	(0.27)	0.00		21.79	1.93	67,899	1.10		1.89		20
06/30/2002	(0.11)	0.00		21.67	13.85	38,107	1.10		1.82		40
06/30/2001	(0.36)	0.00		19.15	38.06	21,447	1.10		2.27		41
06/30/2000	(0.31)	0.00		14.19	(9.12)	15,313	1.11	(b)	2.38		55

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.95%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 0.40%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Growth & Income Fund

Institutional Class
12/31/2004+	$7.66	$0.07	(a)	$0.45	(a)	$0.52	$(0.01)	$0.00	$0.00
06/30/2004	6.57	0.12	(a)	1.10	(a)	1.22	(0.13)	0.00	0.00
06/30/2003	7.03	0.12	(a)	(0.47	)(a)	(0.35)	(0.11)	0.00	0.00
06/30/2002	9.25	0.12	(a)	(2.29	)(a)	(2.17)	(0.05)	0.00	0.00
06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)	(0.05)	(3.63)	0.00
06/30/2000	15.84	(0.07	)(a)	5.81	(a)	5.74	0.00	(8.60)	0.00
Administrative Class
12/31/2004+	7.65	0.06	(a)	0.45	(a)	0.51	(0.01)	0.00	0.00
06/30/2004	6.55	0.10	(a)	1.11	(a)	1.21	(0.11)	0.00	0.00
06/30/2003	7.00	0.09	(a)	(0.46	)(a)	(0.37)	(0.08)	0.00	0.00
06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)	(0.05)	0.00	0.00
04/16/2001 - 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30	0.00	0.00	0.00

PEA Growth Fund

Institutional Class
12/31/2004+	$18.13	$0.10	(a)	$0.89	(a)	$0.99	$0.00	$0.00	$0.00
06/30/2004	15.13	0.02	(a)	2.98	(a)	3.00	0.00	0.00	0.00
06/30/2003	16.35	0.03	(a)	(1.25	)(a)	(1.22)	0.00	0.00	0.00
06/30/2002	22.10	0.03	(a)	(5.62	)(a)	(5.59)	0.00	(0.16)	0.00
06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72)	0.00	(2.35)	0.00
06/30/2000	31.24	(0.14	)(a)	9.73	(a)	9.59	0.00	(5.66)	0.00
Administrative Class
12/31/2004+	17.81	0.08	(a)	0.87	(a)	0.95	0.00	0.00	0.00
06/30/2004	14.90	(0.03	)(a)	2.94	(a)	2.91	0.00	0.00	0.00
06/30/2003	16.15	(0.01	)(a)	(1.24	)(a)	(1.25)	0.00	0.00	0.00
06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)	0.00	(0.16)	0.00
06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)	0.00	(2.35)	0.00
06/30/2000	31.23	(0.21	)(a)	9.59	(a)	9.38	0.00	(5.66)	0.00

RCM Innovation Fund

Institutional Class
12/31/2004+	$17.05	$0.02	(a)	$(0.71	)(a)	$(0.69)	$0.00	$0.00	$0.00
06/30/2004	13.44	(0.11	)(a)	3.72	(a)	3.61	0.00	0.00	0.00
06/30/2003	13.93	(0.08	)(a)	(0.41	)(a)	(0.49)	0.00	0.00	0.00
06/30/2002	28.97	(0.15	)(a)	(14.89	)(a)	(15.04)	0.00	0.00	0.00
06/30/2001	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)	0.00	(6.35)	0.00
06/30/2000	37.50	(0.37	)(a)	41.80	(a)	41.43	0.00	(6.39)	0.00
Administrative Class
12/31/2004+	16.88	0.00	(a)	(0.71	)(a)	(0.71)	0.00	0.00	0.00
06/30/2004	13.33	(0.15	)(a)	3.70	(a)	3.55	0.00	0.00	0.00
06/30/2003	13.82	(0.11	)(a)	(0.38	)(a)	(0.49)	0.00	0.00	0.00
06/30/2002	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)	0.00	0.00	0.00
06/30/2001	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)	0.00	(6.35)	0.00
03/10/2000 - 06/30/2000	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)	0.00	0.00	0.00

26  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Growth & Income Fund

Institutional Class
12/31/2004+	$(0.01)	$0.00	$8.17	(k)	6.86	%(k)	$7,062	0.86	%*(f)	1.73%*	11%
06/30/2004	(0.13)	0.00	7.66		18.66		8,212	0.86	(f)	1.63	83
06/30/2003	(0.11)	0.00	6.57		(4.81)		6,857	0.86	(f)	1.86	84
06/30/2002	(0.05)	0.00	7.03		(23.45)		5,676	0.86	(f)	1.49	101
06/30/2001	(3.68)	0.00	9.25		(3.08)		5,196	0.85		1.00	77
06/30/2000	(8.60)	0.00	12.98		49.32		4,914	1.03	(b)	(0.46)	195
Administrative Class
12/31/2004+	(0.01)	0.00	8.15	(l)	6.70	(l)	770	1.11	*(c)	1.50 *	11
06/30/2004	(0.11)	0.00	7.65		18.56		780	1.11	(c)	1.41	83
06/30/2003	(0.08)	0.00	6.55		(5.17)		949	1.11	(c)	1.49	84
06/30/2002	(0.05)	0.00	7.00		(23.69)		21,844	1.11	(c)	1.21	101
04/16/2001 - 06/30/2001	0.00	0.00	9.23		3.36		30,436	1.07	*	0.52 *	77

PEA Growth Fund

Institutional Class
12/31/2004+	$0.00	$0.00	$19.12	(m)	5.46	%(m)	$6,649	0.76	%*(d)	1.12%*	16%
06/30/2004	0.00	0.00	18.13	(i)	19.83	(i)	7,497	0.76	(d)	0.09	71
06/30/2003	0.00	0.00	15.13		(7.46)		15,833	0.76	(d)	0.20	70
06/30/2002	(0.16)	0.00	16.35		(25.42)		21,835	0.76	(d)	0.14	76
06/30/2001	(2.35)	0.00	22.10		(32.11)		25,645	0.75		(0.15)	85
06/30/2000	(5.66)	0.00	35.17		32.66		17,533	0.77	(d)	(0.39)	72
Administrative Class
12/31/2004+	0.00	0.00	18.76	(n)	5.33	(n)	109	1.01	*(e)	0.89 *	16
06/30/2004	0.00	0.00	17.81	(j)	19.53	(j)	145	1.01	(e)	(0.15)	71
06/30/2003	0.00	0.00	14.90		(7.74)		219	1.01	(e)	(0.06)	70
06/30/2002	(0.16)	0.00	16.15		(25.65)		4,036	1.01	(e)	(0.12)	76
06/30/2001	(2.35)	0.00	21.90		(32.26)		5,241	1.00		(0.50)	85
06/30/2000	(5.66)	0.00	34.95		31.92		15,116	1.02	(e)	(0.63)	72

RCM Innovation Fund

Institutional Class
12/31/2004+	$0.00	$0.00	$16.36	(o)	(4.05	)%(o)	$62,170	0.91	%*(g)	0.26%*	43%
06/30/2004	0.00	0.00	17.05		26.86		77,482	0.91	(g)	(0.66)	233
06/30/2003	0.00	0.00	13.44		(3.52)		28,908	0.90		(0.69)	290
06/30/2002	0.00	0.00	13.93		(51.92)		19,786	0.91	(g)	(0.71)	207
06/30/2001	(6.35)	0.00	28.97		(54.96)		20,608	0.90		(0.55)	271
06/30/2000	(6.39)	0.00	72.54		115.34		28,334	0.90		(0.52)	186
Administrative Class
12/31/2004+	0.00	0.00	16.17	(p)	(4.21	)(p)	5,227	1.16	*(h)	0.00 *	43
06/30/2004	0.00	0.00	16.88		26.63		6,512	1.16	(h)	(0.92)	233
06/30/2003	0.00	0.00	13.33		(3.55)		4,824	1.15		(0.95)	290
06/30/2002	0.00	0.00	13.82		(52.05)		4,642	1.16	(h)	(0.95)	207
06/30/2001	(6.35)	0.00	28.82		(55.04)		4,173	1.15		(0.77)	271
03/10/2000 - 06/30/2000	0.00	0.00	72.33		(27.45)		668	1.15	*	(0.92)*	186

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(i)	Repayments by the investment manager increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(k)	Repayments by the investment manager increased the total return by 0.12%. If the investment manager had not made repayments, total return would have been 6.47%.
(l)	Repayments by the investment manager increased the total return by 0.08%. If the investment manager had not made repayments, total return would have been 6.62%.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.10 and 5.34%, respectively.
(n)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.74 and 5.21%, respectively.
(o)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.34 and (4.19)%, respectively.
(p)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.15 and (4.35)%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Opportunity Fund

Institutional Class
12/31/2004+	$17.86	$(0.06	)(a)	$1.52	(a)	$1.46	$0.00	$0.00	$0.00
06/30/2004	13.13	(0.09	)(a)	4.82	(a)	4.73	0.00	0.00	0.00
06/30/2003	12.68	(0.07	)(a)	0.52	(a)	0.45	0.00	0.00	0.00
06/30/2002	16.02	(0.09	)(a)	(3.25	)(a)	(3.34)	0.00	0.00	0.00
06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)	0.00	(5.08)	0.00
06/30/2000	24.26	(0.12	)(a)	11.17	(a)	11.05	0.00	(7.88)	0.00
Administrative Class
12/31/2004+	17.70	(0.08	)(a)	1.51	(a)	1.43	0.00	0.00	0.00
06/30/2004	13.04	(0.13	)(a)	4.79	(a)	4.66	0.00	0.00	0.00
06/30/2003	12.63	(0.10	)(a)	0.51	(a)	0.41	0.00	0.00	0.00
06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)	0.00	0.00	0.00
06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)	0.00	(5.08)	0.00
06/30/2000	24.26	(0.18	)(a)	11.24	(a)	11.06	0.00	(7.88)	0.00

PEA Renaissance Fund

Institutional Class
12/31/2004+	$25.10	$0.04	(a)	$1.96	(a)	$2.00	$0.00	$0.00	$0.00
06/30/2004	17.39	0.05	(a)	7.66	(a)	7.71	0.00	0.00	0.00
06/30/2003	19.26	0.07	(a)	(1.25	)(a)	(1.18)	0.00	(0.69)	0.00
06/30/2002	19.38	0.10	(a)	1.10	(a)	1.20	0.00	(1.32)	0.00
06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64	(0.10)	(1.13)	0.00
06/30/2000	18.23	0.42	(a)	(0.23	)(a)	0.19	0.00	(3.45)	0.00
Administrative Class
12/31/2004+	24.90	0.01	(a)	1.94	(a)	1.95	0.00	0.00	0.00
06/30/2004	17.30	(0.01	)(a)	7.61	(a)	7.60	0.00	0.00	0.00
06/30/2003	19.13	0.03	(a)	(1.17	)(a)	(1.14)	0.00	(0.69)	0.00
06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16	0.00	(1.32)	0.00
06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58	(0.09)	(1.13)	0.00
06/30/2000	18.18	0.11	(a)	0.09	(a)	0.20	0.00	(3.45)	0.00

PEA Target Fund

Institutional Class
12/31/2004+	$17.42	$(0.02	)(a)	$1.23	(a)	$1.21	$0.00	$0.00	$0.00
06/30/2004	13.48	(0.06	)(a)	4.00	(a)	3.94	0.00	0.00	0.00
06/30/2003	13.41	(0.04	)(a)	0.11	(a)	0.07	0.00	0.00	0.00
06/30/2002	19.37	(0.04	)(a)	(5.92	)(a)	(5.96)	0.00	0.00	0.00
06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00	(4.03)	0.00
06/30/2000	17.74	(0.14	)(a)	15.30	(a)	15.16	0.00	(1.80)	0.00
Administrative Class
12/31/2004+	17.39	(0.04	)(a)	1.22	(a)	1.18	0.00	0.00	0.00
06/30/2004	13.48	(0.10	)(a)	4.01	(a)	3.91	0.00	0.00	0.00
06/30/2003	13.43	(0.07	)(a)	0.12	(a)	0.05	0.00	0.00	0.00
06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00	0.00	0.00
06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00	(4.03)	0.00
06/30/2000	17.73	(0.19	)(a)	15.55	(a)	15.36	0.00	(1.80)	0.00

28  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Opportunity Fund

Institutional Class
12/31/2004+	$0.00	$0.00	$19.32		8.17	%(o)	$43,556	0.91	%*(p)	(0.64)%*	79%
06/30/2004	0.00	0.00	17.86		36.02		53,116	0.91	(p)	(0.58)	184
06/30/2003	0.00	0.00	13.13		3.55		59,068	0.91	(p)	(0.68)	214
06/30/2002	0.00	0.00	12.68		(20.85)		69,091	0.91	(p)	(0.62)	201
06/30/2001	(5.08)	0.00	16.02		(25.48)		84,567	0.90		(0.27)	237
06/30/2000	(7.88)	0.00	27.43		50.24		39,205	0.91	(p)	(0.42)	254
Administrative Class
12/31/2004+	0.00	0.00	19.13		8.08	(j)	3,584	1.16	*(g)	(0.90)*	79
06/30/2004	0.00	0.00	17.70		35.74	(h)	3,647	1.17	(d)	(0.79)	184
06/30/2003	0.00	0.00	13.04		3.25		3,562	1.16	(g)	(0.93)	214
06/30/2002	0.00	0.00	12.63		(21.06)		6,766	1.16	(g)	(0.88)	201
06/30/2001	(5.08)	0.00	16.00		(25.57)		7,309	1.15		(0.52)	237
06/30/2000	(7.88)	0.00	27.44		50.36		8,486	1.16	(g)	(0.67)	254

PEA Renaissance Fund

Institutional Class
12/31/2004+	$0.00	$0.00	$27.10	(k)	7.97	%(k)	$300,923	0.86	%*(c)	0.30%*	27%
06/30/2004	0.00	0.00	25.10		44.34		305,637	0.86	(c)	0.21	60
06/30/2003	(0.69)	0.00	17.39		(5.60)		167,562	0.86	(c)	0.48	76
06/30/2002	(1.32)	0.00	19.26		5.89		140,322	0.86	(c)	0.47	109
06/30/2001	(1.23)	0.00	19.38		38.88		42,514	0.85		0.95	138
06/30/2000	(3.45)	0.00	14.97		3.30		6,394	0.85		2.73	133

Administrative Class
12/31/2004+	0.00	0.00	26.85	(l)	7.83	(l)	175,333	1.11	*(b)	0.05 *	27
06/30/2004	0.00	0.00	24.90		43.93		175,132	1.11	(b)	(0.04)	60
06/30/2003	(0.69)	0.00	17.30		(5.44)		67,270	1.11	(b)	0.23	76
06/30/2002	(1.32)	0.00	19.13		5.70		42,939	1.11	(b)	0.27	109
06/30/2001	(1.22)	0.00	19.29		38.50		3,288	1.10		0.74	138
06/30/2000	(3.45)	0.00	14.93		3.36		953	1.10		0.71	133

PEA Target Fund

Institutional Class
12/31/2004+	$0.00	$0.00	$18.63		6.95	%(m)	$60,797	0.81	%*(e)	(0.27)%*	48%
06/30/2004	0.00	0.00	17.42		29.23		61,005	0.81	(e)	(0.37)	96
06/30/2003	0.00	0.00	13.48		0.52		46,106	0.81	(e)	(0.31)	105
06/30/2002	0.00	0.00	13.41		(30.77)		44,689	0.81	(e)	(0.24)	114
06/30/2001	(4.03)	0.00	19.37		(27.47)		22,228	0.80		(0.35)	109
06/30/2000	(1.80)	0.00	31.10		89.85		18,436	0.81	(e)	(0.50)	99
Administrative Class
12/31/2004+	0.00	0.00	18.57		6.78	(n)	288	1.06	*(f)	(0.52)*	48
06/30/2004	0.00	0.00	17.39		29.01	(i)	335	1.06	(f)	(0.62)	96
06/30/2003	0.00	0.00	13.48		0.37		285	1.06	(f)	(0.59)	105
06/30/2002	0.00	0.00	13.43		(30.95)		4,518	1.06	(f)	(0.52)	114
06/30/2001	(4.03)	0.00	19.45		(27.67)		6,408	1.05		(0.60)	109
06/30/2000	(1.80)	0.00	31.29		91.13		6,699	1.06	(f)	(0.78)	99

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.15%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(h)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.72%.
(i)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 28.98%.
(j)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 8.07%.
(k)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $27.08 and 7.91%, respectively.
(l)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $26.83 and 7.77%, respectively.
(m)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 6.93%.
(n)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 6.77%.
(o)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 8.16%.
(p)	Ratio of expenses to average net assets excluding trustee’s expense is 0.90%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Value Fund

Institutional Class
12/31/2004+	$17.46	$0.10	(a)	$1.06	(a)	$1.16	$(0.08)	$(0.46)	$0.00
06/30/2004	12.90	0.16	(a)	4.48	(a)	4.64	(0.08)	0.00	0.00
06/30/2003	13.89	0.14	(a)	(0.55	)(a)	(0.41)	0.00	(0.58)	0.00
06/30/2002	16.20	0.14	(a)	(0.54	)(a)	(0.40)	0.00	(1.91)	0.00
06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90	(0.12)	0.00	0.00
06/30/2000	15.30	0.28	(a)	(1.33	)(a)	(1.05)	(0.26)	(2.57)	0.00
Administrative Class
12/31/2004+	17.17	0.08	(a)	1.05	(a)	1.13	(0.02)	(0.46)	0.00
06/30/2004	12.71	0.12	(a)	4.41	(a)	4.53	(0.07)	0.00	0.00
06/30/2003	13.73	0.11	(a)	(0.55	)(a)	(0.44)	0.00	(0.58)	0.00
06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)	0.00	(1.91)	0.00
06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84	(0.10)	0.00	0.00
06/30/2000	15.26	0.24	(a)	(1.33	)(a)	(1.09)	(0.25)	(2.57)	0.00

30  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
PEA Value Fund

Institutional Class
12/31/2004+	$(0.54)	$0.00	$18.08	(d)	6.69	%(d)	$287,787	0.71	%*(b)	1.20	%*	22%
06/30/2004	(0.08)	0.00	17.46		36.10		191,216	0.71	(b)	1.00		67
06/30/2003	(0.58)	0.00	12.90		(2.40)		80,389	0.70		1.27		152
06/30/2002	(1.91)	0.00	13.89		(3.31)		66,457	0.70		0.87		190
06/30/2001	(0.12)	0.00	16.20		43.07		67,601	0.70		1.31		204
06/30/2000	(2.83)	0.00	11.42		(6.65)		41,996	0.70		2.18		196
Administrative Class
12/31/2004+	(0.48)	0.00	17.82	(e)	6.64	(e)	114,923	0.96	*(c)	0.94	*	22
06/30/2004	(0.07)	0.00	17.17		35.72		96,072	0.96	(c)	0.76		67
06/30/2003	(0.58)	0.00	12.71		(2.65)		24,549	0.95		0.99		152
06/30/2002	(1.91)	0.00	13.73		(3.67)		31,115	0.95		0.59		190
06/30/2001	(0.10)	0.00	16.09		42.83		41,924	0.95		1.08		204
06/30/2000	(2.82)	0.00	11.35		(7.00)		24,380	0.96	(c)	1.97		196

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.08%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.07 and 6.61%, respectively.
(e)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.10%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.81 and 6.54%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  31

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund
Assets:

Investments, at value	$0	$1,053,535	$772,566	$3,046	$864,560	$539,251	$2,358	$18,645
Investments in Affiliates, at value	233,095	0	0	0	0	5,000	0	0
Repurchase agreement, at value	0	0	0	0	0	0	0	0
Cash	0	0	0	15	0	1	0	2
Security lending interest receivable	0	20	48	0	11	10	0	0
Receivable for investments sold	0	0	1,271	0	0	0	0	0
Receivable for investments in Affiliates sold	276	0	0	0	0	0	0	0
Receivable for Fund shares sold	557	1,039	634	1	1,615	3,169	0	59
Interest and dividends receivable	0	809	233	2	656	1,469	14	64
Interest and dividends receivable from Affiliates	236	0	0	0	0	0	0	0

	234,164	1,055,403	774,752	3,064	866,842	548,900	2,372	18,770

Liabilities:

Payable for investments purchased	$0	$2,574	$3,126	$0	$15,921	$3,695	$0	$87
Payable for investments in Affiliates purchased	236	0	0	0	0	0	0	0
Overdraft due to Custodian	200	0	0	0	0	0	0	0
Written options outstanding	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	369	881	52	0	5,651	1,611	0	3
Payable for collateral for securities on loan	0	153,877	99,143	0	53,163	94,984	0	0
Accrued investment advisory fee	0	360	736	1	316	174	0	7
Accrued administration fee	83	252	147	1	223	174	0	7
Accrued distribution fee	125	172	14	0	141	136	0	6
Accrued servicing fee	51	85	0	0	77	77	0	3
Other liabilities	0	0	0	0	0	7	2	0

	1,064	158,201	103,218	2	75,492	100,858	2	113

Net Assets	$233,100	$897,202	$671,534	$3,062	$791,350	$448,042	$2,370	$18,657

Net Assets Consist of:

Paid in capital	$212,178	$822,437	$558,839	$3,873	$738,753	$393,002	$1,741	$16,441
Undistributed (overdistributed) net investment income	1,483	23	13,744	3	44	2,972	198	477
Accumulated undistributed net realized gain (loss)	(4,104)	(73,407)	(11,723)	(1,376)	(97,349)	6,668	(183)	(293)
Net unrealized appreciation	23,543	148,149	110,674	562	149,902	45,400	614	2,032

	$233,100	$897,202	$671,534	$3,062	$791,350	$448,042	$2,370	$18,657

Net Assets:

Institutional Class	$2,354	$250,246	$605,412	$3,062	$240,977	$90,375	$2,370	$4,758
Administrative Class	0	262,817	66,122	0	203,887	1,377	0	0
Other Classes	230,746	384,139	0	0	346,486	356,290	0	13,899

Shares Issued and Outstanding:

Institutional Class	210	13,823	26,130	399	9,938	6,713	157	304
Administrative Class	0	14,799	2,952	0	8,563	102	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.23	$18.10	$23.17	$7.67	$24.25	$13.46	$15.13	$15.64
Administrative Class	0.00	17.76	22.40	0.00	23.81	13.47	0.00	0.00

Cost of Investments Owned	$0	$905,431	$661,915	$2,484	$714,680	$493,898	$1,744	$16,614

Cost of Investments in Affiliates Owned	$209,552	$0	$0	$0	$0	$5,000	$0	$0

Cost of Repurchase Agreements	$0	$0	$0	$0	$0	$0	$0	$0

32  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	RCM Innovation Fund	PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund
Assets:

Investments, at value	$3,312,561	$92,648	$835,548	$989,723	$358,510	$6,485,587	$1,102,464	$3,269,042
Investments in Affiliates, at value	0	0	0	0	0	20,000	0	0
Repurchase agreement, at value	0	0	0	0	0	1,002,326	0	522,756
Cash	2,621	23	528	1,212	0	0	356	1
Security lending interest receivable	80	2	16	33	24	234	23	38
Receivable for investments sold	8,732	0	0	0	2,292	46,517	0	0
Receivable for investments in Affiliates sold	0	0	0	0	0	0	0	0
Receivable for Fund shares sold	11,411	61	269	350	194	20,147	420	18,203
Interest and dividends receivable	6,359	123	787	53	18	2,416	434	4,238
Interest and dividends receivable from Affiliates	0	0	0	0	0	0	0	0

	3,341,764	92,857	837,148	991,371	361,038	7,577,227	1,103,697	3,814,278

Liabilities:

Payable for investments purchased	$14,553	$0	$0	$0	$388	$30,873	$0	$0
Payable for investments in Affiliates purchased	0	0	0	0	0	0	0	0
Overdraft due to Custodian	0	0	0	0	284	1,416	0	0
Written options outstanding	0	0	246	0	0	0	720	0
Payable for Fund shares redeemed	11,059	85	3,269	6,687	1,158	39,526	2,796	6,408
Payable for collateral for securities on loan	229,149	8,092	114,597	169,766	61,236	822,850	145,793	251,496
Accrued investment advisory fee	1,639	46	325	490	172	3,551	471	1,408
Accrued administration fee	1,002	36	259	292	100	2,156	334	1,194
Accrued distribution fee	703	33	417	331	128	2,194	456	1,000
Accrued servicing fee	532	17	161	173	56	1,373	200	694
Other liabilities	0	0	0	0	0	3	0	0

	258,637	8,309	119,274	177,739	63,522	903,942	150,770	262,200

Net Assets	$3,083,127	$84,548	$717,874	$813,632	$297,516	$6,673,285	$952,927	$3,552,078

Net Assets Consist of:

Paid in capital	$2,304,005	$107,294	$921,579	$3,864,394	$318,907	$5,308,931	$995,665	$3,128,956
Undistributed (overdistributed) net investment income	45,331	136	217	(2,323)	(2,075)	(13,025)	(5,379)	2,644
Accumulated undistributed net realized gain (loss)	(15,629)	(34,159)	(359,206)	(3,183,102)	(70,924)	141,699	(280,983)	7,542
Net unrealized appreciation	749,420	11,277	155,284	134,663	51,608	1,235,680	243,624	412,936

	$3,083,127	$84,548	$717,874	$813,632	$297,516	$6,673,285	$952,927	$3,552,078

Net Assets:

Institutional Class	$373,382	$7,062	$6,649	$62,170	$43,556	$300,923	$60,797	$287,787
Administrative Class	331,559	770	109	5,227	3,584	175,333	288	114,923
Other Classes	2,378,186	76,716	711,116	746,235	250,376	6,197,029	891,842	3,149,368

Shares Issued and Outstanding:

Institutional Class	12,627	865	348	3,800	2,255	11,105	3,263	15,915
Administrative Class	11,486	95	6	323	187	6,529	16	6,450

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$29.57	$8.17	$19.12	$16.36	$19.32	$27.10	$18.63	$18.08
Administrative Class	28.87	8.15	18.76	16.17	19.13	26.85	18.57	17.82

Cost of Investments Owned	$2,563,228	$81,375	$680,244	$855,089	$306,918	$5,250,081	$858,400	$2,856,115

Cost of Investments in Affiliates Owned	$0	$0	$0	$0	$0	$20,000	$0	$0

Cost of Repurchase Agreements	$0	$0	$0	$0	$0	$1,002,326	$0	$522,756

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  33

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund
Investment income:

Interest	$0	$238	$168	$1	$195	$116	$0	$4
Dividends, net of foreign taxes	0	8,014	1,783	15	3,755	6,195	36	221
Income from Affiliate investments	4,153	0	0	0	0	14	0	0
Security lending income	0	39	109	0	20	24	0	0
Miscellaneous income	1	0	2	0	0	0	0	0

Total Income	4,154	8,291	2,062	16	3,970	6,349	36	225

Expenses:

Investment advisory fees	0	1,933	3,656	6	1,624	826	0	35
Administration fees	429	1,339	731	3	1,136	818	4	34
Distribution and/or servicing fees – Administrative Class	0	301	75	0	231	2	0	0
Distribution and/or servicing fees – Other Classes	914	1,077	0	0	907	996	0	40
Trustees’ fees	0	28	18	0	24	11	0	0
Interest expense	0	0	0	0	4	0	0	0

Total Expenses	1,343	4,678	4,480	9	3,926	2,653	4	109

Waiver by Manager	(2)	0	0	0	0	0	0	0

Net Expenses	1,341	4,678	4,480	9	3,926	2,653	4	109

Net Investment Income (Loss)	2,813	3,613	(2,418)	7	44	3,696	32	116

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	0	15,795	5,859	150	20,753	9,261	102	301
Net realized (loss) on Affiliate investments	(66)	0	0	0	0	0	0	0
Net realized gain (loss) on options	0	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying Funds	1,532	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	0	55,014	40,914	124	53,082	21,417	319	1,399
Net change in unrealized appreciation on Affiliate investments	10,383	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	0	0	0	0	0	0	0

Net Gain (Loss)	11,849	70,809	46,773	274	73,835	30,678	421	1,700

Net Increase from Repayment by Investment Manager	0	0	0	0	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,662	$74,422	$44,355	$281	$73,879	$34,374	$453	$1,816

34  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	RCM Innovation Fund	PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund
Investment income:

Interest	$719	$9	$36	$223	$32	$4,614	$172	$2,745
Dividends, net of foreign taxes	39,345	1,035	5,730	3,254	269	26,026	2,090	25,250
Income from Affiliate investments	13	0	0	0	0	27	0	2
Security lending income	133	3	68	130	63	1,052	62	188
Miscellaneous income	1	0	0	0	0	2	0	0

Total Income	40,211	1,047	5,834	3,607	364	31,721	2,324	28,185

Expenses:

Investment advisory fees	8,162	254	1,806	2,750	933	18,505	2,519	6,989
Administration fees	5,029	201	1,441	1,639	538	11,297	1,789	5,961
Distribution and/or servicing fees – Administrative Class	309	1	0	7	4	205	0	132
Distribution and/or servicing fees – Other Classes	6,078	282	3,220	2,823	984	18,371	3,534	8,355
Trustees’ fees	85	3	21	28	10	199	30	95
Interest expense	0	0	7	20	0	0	0	1

Total Expenses	19,663	741	6,495	7,267	2,469	48,577	7,872	21,533

Waiver by Manager	0	0	0	0	0	0	0	0

Net Expenses	19,663	741	6,495	7,267	2,469	48,577	7,872	21,533

Net Investment Income (Loss)	20,548	306	(661)	(3,660)	(2,105)	(16,856)	(5,548)	6,652

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	48,148	1,010	37,547	(93,969)	10,462	530,615	17,015	103,628
Net realized (loss) on Affiliate investments	0	0	0	0	0	0	0	0
Net realized gain (loss) on options	0	0	895	0	0	0	(478)	0
Net realized gain on foreign currency transactions	0	0	0	0	0	12,630	0	344
Net capital gain distributions received from Underlying Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	272,974	3,635	(7,451)	36,926	11,018	(70,932)	43,311	108,697
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	0	(27)	0	0	0	(453)	0

Net Gain (Loss)	321,122	4,645	30,964	(57,043)	21,480	472,313	59,395	212,669

Net Increase from Repayment by Investment Manager	0	39	877	1,337	30	3,837	169	1,230

Net Increase (Decrease) in Net Assets Resulting from Operations	$341,670	$4,990	$31,180	$(59,366)	$19,405	$459,294	$54,016	$220,551

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  35

Statements of Changes in Net Assets

	Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Emerging Companies Fund		CCM Focused Growth Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,813	$2,671	$3,613	$(289)	$(2,418)	$(5,044)	$7	$2
Net realized gain	0	0	15,795	105,630	5,859	112,434	150	193
Net realized (loss) on Affiliate investments	(66)	(1,129)	0	0	0	0	0	0
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying Funds	1,532	268	0	0	0	0	0	0
Net change in unrealized appreciation	0	0	55,014	15,892	40,914	1,358	124	230
Net change in unrealized appreciation on Affiliate investments	10,383	16,757	0	0	0	0	0	0

Net increase resulting from operations	14,662	18,567	74,422	121,233	44,355	108,748	281	425

Distributions to Shareholders:

From net investment income
Institutional Class	(30)	(41)	(1,378)	0	0	0	(3)	0
Administrative Class	0	(83)	(1,228)	0	0	0	0	0
Other Classes	(1,979)	(2,057)	(984)	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	0	(51,756)	(28,160)	0	0
Administrative Class	0	0	0	0	(5,927)	(1,940)	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(2,009)	(2,181)	(3,590)	0	(57,683)	(30,100)	(3)	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	568	2,374	14,235	56,874	108,392	180,175	663	564
Administrative Class	0	418	20,971	49,383	14,441	44,709	0	0
Other Classes	43,989	146,060	45,346	83,719	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	12	16	1,298	0	49,646	27,940	3	0
Administrative Class	0	83	1,226	0	4,526	1,910	0	0
Other Classes	1,570	1,652	648	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(337)	(1,788)	(77,814)	(44,725)	(32,535)	(67,498)	(409)	(378)
Administrative Class	0	(15,964)	(15,865)	(35,306)	(7,086)	(52,635)	0	0
Other Classes	(26,090)	(30,614)	(43,021)	(81,505)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	19,712	102,237	(52,976)	28,440	137,384	134,601	257	186

Fund Redemption Fee	19	42	8	4	3	4	0	0

Total Increase in Net Assets	32,384	118,665	17,864	149,677	124,059	213,253	535	611

Net Assets:

Beginning of period	200,716	82,051	879,338	729,661	547,475	334,222	2,527	1,916

End of period*	$233,100	$200,716	$897,202	$879,338	$671,534	$547,475	$3,062	$2,527

* Including undistributed (overdistributed) net investment income of:	$1,483	$679	$23	$0	$13,744	$16,162	$3	$(1)

36  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

	CCM Mid-Cap Fund		NFJ Dividend Value Fund		NFJ International Value Fund		NFJ Large-Cap Value Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$44	$(1,790)	$3,696	$3,903	$32	$64	$116	$92
Net realized gain	20,753	136,943	9,261	6,102	102	326	301	636
Net realized (loss) on Affiliate investments	0	0	0	0	0	0	0	0
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation	53,082	5,825	21,417	19,658	319	166	1,399	465
Net change in unrealized appreciation on Affiliate investments	0	0	0	0	0	0	0	0

Net increase resulting from operations	73,879	140,978	34,374	29,663	453	556	1,816	1,193

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	(1,053)	(1,164)	(68)	(47)	(40)	(49)
Administrative Class	0	0	(20)	(27)	0	0	0	0
Other Classes	0	0	(3,011)	(2,071)	0	0	(68)	(43)
From net realized capital gains
Institutional Class	0	0	(901)	(308)	(326)	(100)	(171)	0
Administrative Class	0	0	(19)	(9)	0	0	0	0
Other Classes	0	0	(3,729)	(821)	0	0	(494)	0

Total Distributions	0	0	(8,733)	(4,400)	(394)	(147)	(773)	(92)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	32,545	49,875	15,655	33,043	0	50	1,209	887
Administrative Class	21,018	101,209	294	408	0	0	0	0
Other Classes	49,854	89,443	124,326	192,705	0	0	4,968	9,332
Issued as reinvestment of distributions
Institutional Class	0	0	1,947	1,460	384	147	211	49
Administrative Class	0	0	38	36	0	0	0	0
Other Classes	0	0	4,736	2,081	0	0	441	37
Cost of shares redeemed
Institutional Class	(67,478)	(105,613)	(5,302)	(6,379)	0	0	(214)	(401)
Administrative Class	(26,537)	(58,712)	(591)	(273)	0	0	0	0
Other Classes	(43,272)	(84,739)	(21,690)	(23,075)	0	0	(1,736)	(2,032)

Net increase (decrease) resulting from Fund share transactions	(33,870)	(8,537)	119,413	200,006	384	197	4,879	7,872

Fund Redemption Fee	3	9	25	19	0	0	4	2

Total Increase in Net Assets	40,012	132,450	145,079	225,288	443	606	5,926	8,975

Net Assets:

Beginning of period	751,338	618,888	302,963	77,675	1,927	1,321	12,731	3,756

End of period*	$791,350	$751,338	$448,042	$302,963	$2,370	$1,927	$18,657	$12,731

* Including undistributed (overdistributed) net investment income of:	$44	$0	$2,972	$3,360	$198	$234	$477	$469

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  37

Statements of Changes in Net Assets (Cont.)

	NFJ Small-Cap Value Fund		PEA Growth & Income Fund		PEA Growth Fund		RCM Innovation Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$20,548	$37,280	$306	$633	$(661)	$(7,851)	$(3,660)	$(16,883)
Net realized gain (loss)	48,148	152,213	1,010	8,436	38,442	84,946	(93,969)	292,663
Net increase from repayments by Investment Manager	0	0	39	0	877	1,413	1,337	8
Net change in unrealized appreciation (depreciation)	272,974	339,937	3,635	4,051	(7,478)	64,273	36,926	(37,210)

Net increase (decrease) resulting from operations	341,670	529,430	4,990	13,120	31,180	142,781	(59,366)	238,578

Distributions to Shareholders:

From net investment income
Institutional Class	(5,338)	(2,656)	(14)	(143)	0	0	0	0
Administrative Class	(4,434)	(1,192)	(1)	(12)	0	0	0	0
Other Classes	(29,232)	(17,453)	(194)	(677)	0	0	0	0
From net realized capital gains
Institutional Class	(18,374)	(2,011)	0	0	0	0	0	0
Administrative Class	(16,055)	(968)	0	0	0	0	0	0
Other Classes	(124,721)	(17,393)	0	0	0	0	0	0

Total Distributions	(198,154)	(41,673)	(209)	(832)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	85,360	133,322	329	3,439	247	7,162	15,038	66,890
Administrative Class	128,732	152,333	17	63	0	12	1,140	7,822
Other Classes	314,147	803,358	5,580	33,408	11,843	59,448	41,884	251,821
Issued as reinvestment of distributions
Institutional Class	20,981	3,939	13	132	0	0	0	0
Administrative Class	19,875	2,079	1	12	0	0	0	0
Other Classes	115,396	25,389	159	553	0	0	0	0
Cost of shares redeemed
Institutional Class	(16,362)	(74,497)	(1,964)	(3,348)	(1,409)	(18,005)	(26,360)	(26,505)
Administrative Class	(27,981)	(50,379)	(79)	(374)	(42)	(123)	(2,032)	(7,413)
Other Classes	(243,929)	(463,294)	(11,926)	(30,671)	(102,391)	(237,513)	(185,575)	(426,952)

Net increase (decrease) resulting from Fund share transactions	396,219	532,250	(7,870)	3,214	(91,752)	(189,019)	(155,905)	(134,337)

Fund Redemption Fee	71	18	3	3	7	7	22	46

Total Increase (Decrease) in Net Assets	539,806	1,020,025	(3,086)	15,505	(60,565)	(46,231)	(215,249)	104,287

Net Assets:

Beginning of period	2,543,321	1,523,296	87,634	72,129	778,439	824,670	1,028,881	924,594

End of period*	$3,083,127	$2,543,321	$84,548	$87,634	$717,874	$778,439	$813,632	$1,028,881

* Including undistributed (overdistributed) net investment income of:	$45,331	$63,787	$136	$0	$217	$1	$(2,323)	$0

38  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

	PEA Opportunity Fund		PEA Renaissance Fund		PEA Target Fund		PEA Value Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(2,105)	$(4,439)	$(16,856)	$(26,243)	$(5,548)	$(12,638)	$6,652	$4,483
Net realized gain (loss)	10,462	95,924	543,245	506,975	16,537	140,500	103,972	237,792
Net increase from repayments by Investment Manager	30	34	3,837	0	169	162	1,230	0
Net change in unrealized appreciation (depreciation)	11,018	871	(70,932)	1,119,602	42,858	101,856	108,697	201,084

Net increase (decrease) resulting from operations	19,405	92,390	459,294	1,600,334	54,016	229,880	220,551	443,359

Distributions to Shareholders:

From net investment income
Institutional Class	0	0	0	0	0	0	(1,267)	(630)
Administrative Class	0	0	0	0	0	0	(146)	(166)
Other Classes	0	0	0	0	0	0	(8,389)	(3,138)
From net realized capital gains
Institutional Class	0	0	0	0	0	0	(7,036)	0
Administrative Class	0	0	0	0	0	0	(2,853)	0
Other Classes	0	0	0	0	0	0	(79,726)	0

Total Distributions	0	0	0	0	0	0	(99,417)	(3,934)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	5,148	52,150	61,107	144,310	1,915	7,227	116,173	107,867
Administrative Class	167	955	40,853	127,487	31	136	33,981	67,618
Other Classes	8,506	63,020	776,108	2,237,173	28,020	115,215	968,604	1,420,217
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	7,306	571
Administrative Class	0	0	0	0	0	0	2,178	146
Other Classes	0	0	0	0	0	0	73,397	2,687
Cost of shares redeemed
Institutional Class	(17,228)	(79,242)	(86,558)	(89,643)	(5,782)	(5,957)	(37,203)	(33,363)
Administrative Class	(489)	(1,830)	(52,651)	(57,564)	(95)	(161)	(21,718)	(9,579)
Other Classes	(32,255)	(75,442)	(782,306)	(1,043,099)	(104,195)	(207,868)	(385,833)	(296,954)

Net increase (decrease) resulting from Fund share transactions	(36,151)	(40,389)	(43,447)	1,318,665	(80,106)	(91,408)	756,885	1,259,210

Fund Redemption Fee	2	16	218	242	13	11	360	284

Total Increase (Decrease) in Net Assets	(16,744)	52,017	416,065	2,919,241	(26,077)	138,483	878,379	1,698,919

Net Assets:

Beginning of period	314,260	262,243	6,257,220	3,337,979	979,004	840,521	2,673,699	974,780

End of period*	$297,516	$314,260	$6,673,285	$6,257,220	$952,927	$979,004	$3,552,078	$2,673,699

* Including undistributed (overdistributed) net investment income of:	$(2,075)	$0	$(13,025)	$(6)	$(5,379)	$0	$2,644	$4,564

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  39

Schedule of Investments

Asset Allocation Fund (a)

December 31, 2004 (Unaudited)

	Shares	Value (000s)
PIMCO FUNDS (b) 100.0%

CCM Capital Appreciation	114,559	$2,074
CCM Mid-Cap (c)	74,342	1,803
Emerging Markets Bond	76,353	829
Foreign Bond (U.S. Dollar-Hedged)	237,193	2,484
High Yield	496,254	4,948
NFJ Small-Cap Value	241,305	7,135
PEA Growth (c)	78,101	1,493
PEA Opportunity (c)	372,577	7,198
PEA Renaissance (c)	647,810	17,556
PEA Target (c)	123,361	2,298
PEA Value	876,217	15,842
RCM International Growth Equity	3,096,523	32,699
RCM Large-Cap Growth	1,110,565	14,160
RCM Mid-Cap (c)	4,918,675	13,428
Short-Term	452,638	4,540
StocksPLUS	3,348,367	33,584
Total Return	6,656,456	71,024

Total Investments 100.0% (Cost $209,552)		$233,095

Other Assets and Liabilities (Net) 0.0%		5

Net Assets 100.0%		$233,100

Notes to Schedule of Investments:

(a)	The Fund is investing in shares of affiliated Funds.
(b)	Institutional Class shares of each PIMCO Fund.
(c)	Non-income producing security.

40  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.9%

Aerospace 2.4%

Boeing Co.	214,400	$11,100
Raytheon Co. (a)	263,600	10,236

		21,336

Building 1.3%

D.R. Horton, Inc. (d)	291,200	11,738

Capital Goods 6.7%

Eaton Corp.	134,900	9,761
Honeywell International, Inc. (d)	283,200	10,028
Illinois Tool Works, Inc. (d)	86,900	8,054
Ingersoll-Rand Co. ‘A’	137,000	11,001
Parker Hannifin Corp. (d)	151,100	11,444
Tyco International Ltd.	273,200	9,764

		60,052

Communications 2.5%

Sprint Corp. (d)	486,049	12,078
Verizon Communications, Inc.	245,200	9,933

		22,011

Consumer Discretionary 6.0%

Coach, Inc. (a)	185,800	10,479
Harman International Industries, Inc.	66,400	8,433
J.C. Penney Co., Inc. (d)	114,700	4,749
McDonald’s Corp. (a)(d)	285,400	9,150
Nike, Inc. ‘B’	126,100	11,436
Starbucks Corp. (a)(d)	153,900	9,597

		53,844

Consumer Services 9.6%

Harley-Davidson, Inc.	142,800	8,675
Marriott International, Inc. ‘A’	195,100	12,287
McGraw-Hill Cos., Inc. (a)	98,600	9,026
MGM Mirage, Inc. (a)	148,700	10,816
Robert Half International, Inc.	355,000	10,448
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	247,300	14,442
Time Warner, Inc. (a)(d)	598,000	11,625
Walt Disney Co. (d)	320,400	8,907

		86,226

Consumer Staples 7.0%

Clorox Co.	154,900	9,128
Estee Lauder Cos., Inc. ‘A’	190,500	8,719
Fortune Brands, Inc.	116,200	8,968
Gillette Co.	260,500	11,665
Hershey Foods Corp.	202,500	11,247
Monsanto Co.	232,800	12,932

		62,659

Energy 7.5%

Apache Corp.	175,628	8,882
Baker Hughes, Inc. (d)	106,300	4,536
BJ Services Co. (d)	93,100	4,333
Burlington Resources, Inc.	200,200	8,709
ConocoPhillips	105,200	9,135
Devon Energy Corp.	221,400	8,617
Kerr-McGee Corp. (d)	151,700	8,767
Occidental Petroleum Corp.	152,800	8,917
XTO Energy, Inc.	141,649	5,012

		66,908

Financial & Business Services 12.0%

Allstate Corp.	171,300	8,860
Bank of America Corp.	417,188	19,604
Capital One Financial Corp. (d)	117,300	9,878
CIT Group, Inc.	323,600	14,827
Goldman Sachs Group, Inc. (d)	103,700	10,789
MetLife, Inc. (d)	115,800	4,691
MGIC Investment Corp.	170,200	11,728
Prudential Financial, Inc.	177,000	9,728
Radian Group, Inc.	169,700	9,035
Wachovia Corp. (d)	168,100	8,842

		107,982

Healthcare 11.5%

Aetna, Inc.	90,000	11,228
Amgen, Inc. (a)	143,200	9,186
C.R. Bard, Inc.	151,700	9,706
Genzyme Corp. (a)	151,500	8,798
Gilead Sciences, Inc. (a)	250,500	8,765
Johnson & Johnson	229,000	14,523
Laboratory Corp. of America Holdings (a)	192,500	9,590
PacifiCare Health Systems, Inc. (a)	144,500	8,167
UnitedHealth Group, Inc. (a)	135,800	11,954
Wyeth (a)	270,600	11,525

		103,442

Materials & Processing 4.7%

Dow Chemical Co.	216,600	10,724
Masco Corp.	285,300	10,422
Phelps Dodge Corp. (d)	108,600	10,743
Sherwin-Williams Co.	238,700	10,653

		42,542

Technology 20.2%

Adobe Systems, Inc. (d)	144,800	9,085
Apple Computer, Inc. (a)	140,800	9,068
Cisco Systems, Inc. (a)(d)	907,100	17,507
Dell, Inc. (a)(d)	212,600	8,959
eBay, Inc. (a)(d)	85,800	9,977
Emerson Electric Co. (d)	150,100	10,522
Intel Corp. (a)(d)	481,400	11,260
Juniper Networks, Inc. (a)	329,600	8,962
Microsoft Corp.	964,900	25,772
Motorola, Inc. (d)	600,400	10,327
NCR Corp. (a)	157,900	10,931
Oracle Corp. (a)(d)	775,900	10,645
QUALCOMM, Inc.	298,600	12,661
VeriSign, Inc. (a)(d)	312,800	10,485
Waters Corp. (a)	134,200	6,279
Yahoo!, Inc. (a)(d)	238,600	8,990

		181,430

Transportation 3.3%

CH Robinson Worldwide, Inc.	154,600	8,583
Norfolk Southern Corp.	295,100	10,680
United Parcel Service, Inc. ‘B’	123,200	10,529

		29,792

Utilities 2.2%

Duke Energy Corp. (d)	401,700	10,175
Exelon Corp. (a)(d)	208,200	9,175

		19,350

Total Common Stocks (Cost $721,163)		869,312

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 20.5%

Collateral Invested for Securities on Loan (c) 17.1%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	12,000	11,995
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	10,000	9,979
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	4,000	3,991
2.375% due 01/27/2005	8,000	7,984
Bear Stearns Cos., Inc.	33,000	33,000
Citigroup Global Markets, Inc.	25,500	25,500
Countrywide Home Loans, Inc.
2.527% due 11/30/2005 (b)	3,000	3,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,500	1,500
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	13,000	12,972
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	3,000	3,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	14,000	13,958
Sheffield Receivables Corp.
2.345% due 01/13/2005	5,000	4,990
Suntrust Bank
1.998% due 01/03/2005	29	29

		153,877

Repurchase Agreement 3.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $5,453 and Federal Home Loan Bank 3.250% due 08/15/2005 valued at $25,500. Repurchase proceeds are $30,351.)	30,346	30,346

Total Short-Term Instruments (Cost $184,268)		184,223

Total Investments 117.4% (Cost $905,431)		$1,053,535

Other Assets and Liabilities (Net) (17.4%)		(156,333)

Net Assets 100.0%		$897,202

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $148,682; cash collateral of $153,634 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  41

Schedule of Investments

CCM Emerging Companies Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.8%

Aerospace 2.1%

BE Aerospace, Inc. (a)	656,800	$7,645
Moog, Inc. ‘A’ (a)	147,150	6,673

		14,318

Capital Goods 3.1%

Layne Christensen Co. (a)(d)	437,800	7,946
Middleby Corp. (a)	121,100	6,142
Walter Industries, Inc. (d)	206,800	6,975

		21,063

Communications 3.1%

Alamosa Holdings, Inc. (a)(d)	560,500	6,989
Premiere Global Services, Inc. (a)	648,000	6,940
Ubiquitel, Inc. (a)	974,200	6,936

		20,865

Consumer Discretionary 14.6%

Aviall, Inc. (a)	345,700	7,941
Bebe Stores, Inc. (d)	286,500	7,730
Brightpoint, Inc. (a)	163,300	3,191
Brookstone, Inc. (a)	343,250	6,711
Cash America International, Inc.	245,400	7,296
Coldwater Creek, Inc. (a)(d)	268,600	8,292
Deckers Outdoor Corp. (a)(d)	146,000	6,861
DHB Industries, Inc. (a)(d)	456,500	8,692
First Cash Financial Services, Inc. (a)	245,700	6,563
Hooker Furniture Corp.	303,800	6,896
Navarre Corp. (a)	346,500	6,098
Red Robin Gourmet Burgers, Inc. (a)	124,900	6,678
Universal Electronics, Inc. (a)	380,000	6,688
WESCO International, Inc. (a)	276,200	8,187

		97,824

Consumer Services 11.1%

Consolidated Graphics, Inc. (a)	153,700	7,055
Euronet Worldwide, Inc. (a)	377,200	9,815
Heidrick & Struggles International, Inc. (a)	201,900	6,919
Insurance Auto Auctions, Inc. (a)	289,900	6,500
Labor Ready, Inc. (a)(d)	394,000	6,666
Marine Products Corp.	292,500	7,637
SFBC International, Inc. (a)	237,200	9,369
Shuffle Master, Inc. (a)(d)	142,275	6,701
Thomas Nelson, Inc.	286,200	6,468
Vail Resorts, Inc. (a)	325,300	7,293

		74,423

Consumer Staples 1.2%

Chattem, Inc. (a)	236,700	7,835

Energy 5.2%

Brigham Exploration Co. (a)	673,900	6,065
Edge Petroleum Corp. (a)	456,300	6,653
Energy Partners Ltd. (a)	350,800	7,111
Mission Resources Corp. (a)	1,109,600	6,480
Oil States International, Inc. (a)	184,000	3,549
Whiting Petroleum Corp. (a)	167,100	5,055

		34,913

Environmental Services 1.2%

Duratek, Inc. (a)	326,800	8,141

Financial & Business Services 15.1%

American Physicians Capital, Inc. (a)	92,400	3,328
Capital Trust, Inc. ‘A’	200,400	6,154
Capitol Bancorp Ltd.	194,600	6,854
Columbia Banking System, Inc.	269,225	6,728
Community Trust BanCorp., Inc.	224,730	7,272
CompuCredit Corp. (a)	266,500	7,286
Fpic Insurance Group, Inc. (a)(d)	102,600	3,630
Hanmi Financial Corp. (d)	177,300	6,372
LTC Properties, Inc.	418,600	8,334
Marlin Business Services, Inc. (a)	321,400	6,107
Meadowbrook Insurance Group, Inc. (a)	1,309,400	6,534
Portfolio Recovery Associates, Inc. (a)(d)	194,500	8,017
Prosperity Bancshares, Inc.	219,200	6,403
RAIT Investment Trust	209,900	5,871
Safety Insurance Group, Inc.	256,100	7,978
Taylor Capital Group, Inc.	129,900	4,352

		101,220

Healthcare 11.8%

Amedisys, Inc. (a)(d)	199,300	6,455
CTI Molecular Imaging, Inc. (a)	457,900	6,498
Datascope Corp.	158,500	6,291
EPIX Pharmaceuticals, Inc. (a)(d)	330,700	5,923
First Horizon Pharmaceutical Corp. (a)(d)	393,500	9,007
Illumina, Inc. (a)	871,100	8,258
Laserscope (a)(d)	210,300	7,552
Palomar Medical Technologies, Inc. (a)(d)	260,500	6,791
Psychiatric Solutions, Inc. (a)	206,700	7,557
Serologicals Corp. (a)(d)	316,300	6,997
USANA Health Sciences, Inc. (a)(d)	228,800	7,825

		79,154

Materials & Processing 3.2%

Comfort Systems USA, Inc. (a)	829,600	6,371
Greif, Inc. ‘A’	133,600	7,482
Westlake Chemical Corp. (a)	241,100	8,053

		21,906

Technology 20.0%

Agilysys, Inc.	367,200	6,294
Applied Signal Technology, Inc.	209,000	7,367
Artesyn Technologies, Inc. (a)	637,900	7,208
BEI Technologies, Inc.	224,000	6,917
Computer Programs & Systems, Inc. (a)	258,200	5,977
Comtech Telecommunications Corp. (a)	229,100	8,616
Corillian Corp. (a)	571,700	2,813
Digi International, Inc. (a)	399,900	6,874
II-VI, Inc. (a)	206,700	8,783
InterVoice, Inc. (a)	508,000	6,782
Jupitermedia Corp. (a)	367,000	8,727
Kanbay International, Inc. (a)	233,100	7,296
Molecular Devices Corp. (a)	268,000	5,387
Novatel Wireless, Inc. (a)(d)	305,800	5,926
Overstock.com, Inc. (a)(d)	46,100	3,181
Radisys Corp. (a)	207,900	4,064
S1 Corp. (a)	717,200	6,498
Schawk, Inc.	359,200	6,530
SS&C Technologies, Inc.	308,000	6,360
Stratasys, Inc. (a)(d)	199,700	6,702
Symmetricom, Inc. (a)	593,000	5,758

		134,060

Transportation 6.1%

Covenant Transport, Inc. ‘A’ (a)	376,200	7,832
Genesee & Wyoming, Inc. ‘A’ (a)	233,900	6,580
Greenbrier Cos., Inc. (a)	224,700	7,606
HUB Group, Inc. ‘A’ (a)	164,800	8,606
Offshore Logistics, Inc. (a)	100,200	3,254
US Xpress Enterprises, Inc. ‘A’ (a)	243,100	7,123

		41,001

Total Common Stocks (Cost $546,047)		656,723

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 17.2%

Collateral Invested for Securities on Loan (c) 14.7%

Bavaria TRR Corp.
2.325% due 01/05/2005	$1,000	999
2.334% due 01/06/2005	5,000	4,998
2.401% due 01/06/2005	6,000	5,997
2.395% due 01/28/2005	5,000	4,990
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	3,872	3,863
2.375% due 01/27/2005	4,000	3,992
2.415% due 03/01/2005	500	497
Bear Stearns Cos., Inc.	22,500	22,500
Citigroup Global Markets, Inc.	20,000	20,000
Countrywide Home Loans, Inc.
2.527% due 11/30/2005 (b)	2,000	2,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	12,000	11,974
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	2,000	2,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	3,000	2,991
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
2.000% due 01/03/2005	358	358

		99,143

Repurchase Agreement 2.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.250% due 08/15/2005 valued at $17,036. Repurchase proceeds are $16,703.)	16,700	16,700

Total Short-Term Instruments (Cost $115,868)		115,843

Total Investments 115.0% (Cost $661,915)		$772,566

Other Assets and Liabilities (Net) (15.0%)		(101,032)

Net Assets 100.0%		$671,534

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $92,955; cash collateral of $99,006 was received with which the Fund purchased securities.

42  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

CCM Focused Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.5%

Building 2.8%

D.R. Horton, Inc.	2,100	$85

Capital Goods 2.2%

3M Co.	800	66

Communications 4.3%

Nextel Communications, Inc. ‘A’ (a)	2,700	81
Western Wireless Corp. ‘A’ (a)	1,700	50

		131

Consumer Discretionary 11.0%

Coach, Inc. (a)	1,100	62
Home Depot, Inc.	2,100	90
MSC Industrial Direct Co. ‘A’	1,700	61
Navistar International Corp. (a)	1,100	48
Starbucks Corp. (a)	1,200	75

		336

Consumer Services 5.1%

Apollo Group, Inc. ‘A’ (a)	900	73
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	1,400	82

		155

Consumer Staples 7.5%

Campbell Soup Co.	700	21
Church & Dwight Co., Inc.	1,400	47
Estee Lauder Cos., Inc. ‘A’	1,900	87
Gillette Co.	1,700	76

		231

Energy 6.8%

Arch Coal, Inc.	1,700	60
Baker Hughes, Inc.	1,000	43
ENSCO International, Inc.	1,100	35
EOG Resources, Inc.	500	36
XTO Energy, Inc.	1,000	35

		209

Financial & Business Services 9.6%

Capital One Financial Corp.	1,100	93
Goldman Sachs Group, Inc.	800	83
Providian Financial Corp. (a)	3,800	62
Wells Fargo & Co.	900	56

		294

Healthcare 17.9%

Aetna, Inc.	800	100
Becton Dickinson & Co.	1,200	68
Celgene Corp. (a)	2,300	61
Gilead Sciences, Inc. (a)	1,900	66
Invitrogen Corp. (a)	1,000	67
Johnson & Johnson	1,100	70
WellPoint, Inc. (a)	600	69
Wyeth	1,100	47

		548

Materials & Processing 5.3%

Dow Chemical Co.	1,500	74
Phelps Dodge Corp.	900	89

		163

Technology 27.0%

Avid Technology, Inc. (a)	1,500	93
Cisco Systems, Inc. (a)	3,400	66
Corning, Inc. (a)	2,700	32
Cree, Inc. (a)	2,800	112
Emerson Electric Co.	900	63
Harris Corp.	1,600	99
Juniper Networks, Inc. (a)	3,500	95
Lexmark International, Inc. ‘A’ (a)	700	59
Microsoft Corp.	2,100	56
Symantec Corp. (a)	2,300	59
Yahoo!, Inc. (a)	2,500	94

		828

Total Common Stocks (Cost $2,484)		3,046

Total Investments 99.5% (Cost $2,484)		$3,046

Other Assets and Liabilities (Net) 0.5%		16

Net Assets 100.0%		$3,062

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  43

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.5%

Aerospace 1.0%

L-3 Communications Holdings, Inc.	114,100	$8,357

Building 1.2%

Pulte Homes, Inc.	151,700	9,678

Capital Goods 8.1%

Brink’s Co. (a)	200,800	7,936
Carlisle Cos., Inc.	139,200	9,037
Danaher Corp. (d)	133,500	7,664
Harsco Corp.	184,500	10,284
ITT Industries, Inc.	107,200	9,053
Pentair, Inc.	251,200	10,942
Rockwell Automation, Inc.	178,200	8,830

		63,746

Communications 3.2%

Nextel Partners, Inc. ‘A’ (a)	470,800	9,199
NII Holdings, Inc. ‘B’ (a)(d)	180,100	8,546
West Corp. (a)	228,500	7,566

		25,311

Consumer Discretionary 8.8%

American Eagle Outfitters, Inc.	197,700	9,312
Coach, Inc. (a)	153,852	8,677
Harman International Industries, Inc.	57,100	7,252
Hughes Supply, Inc.	241,300	7,806
MSC Industrial Direct Co. ‘A’	235,500	8,473
Nordstrom, Inc.	190,800	8,916
Paccar, Inc.	127,250	10,241
PETsMART, Inc.	259,800	9,231

		69,908

Consumer Services 8.3%

Brunswick Corp.	153,500	7,598
Getty Images, Inc. (a)	138,000	9,501
Harrah’s Entertainment, Inc. (a)(d)	126,000	8,428
Hilton Hotels Corp.	442,500	10,062
Lamar Advertising Co. ‘A’ (a)	238,000	10,182
Manpower, Inc.	200,000	9,660
Station Casinos, Inc.	182,500	9,979

		65,410

Consumer Staples 6.3%

Archer-Daniels-Midland Co.	507,800	11,329
Church & Dwight Co., Inc.	236,200	7,941
Fortune Brands, Inc.	106,700	8,235
Monsanto Co.	200,000	11,110
SUPERVALU, Inc. (d)	315,500	10,891

		49,506

Energy 7.2%

Amerada Hess Corp.	83,500	6,879
ENSCO International, Inc.	133,600	4,240
EOG Resources, Inc.	107,600	7,678
Grant Prideco, Inc. (a)	195,600	3,922
National-Oilwell, Inc. (a)(d)	116,300	4,104
Newfield Exploration Co. (a)	127,900	7,553
Noble Energy, Inc.	127,000	7,831
Peabody Energy Corp.	78,600	6,360
Smith International, Inc. (a)(d)	68,400	3,722
XTO Energy, Inc.	124,907	4,419

		56,708

Environmental Services 1.0%

Republic Services, Inc.	235,500	7,899

Financial & Business Services 17.0%

Archstone-Smith Trust	218,200	8,357
Bank of Hawaii Corp. (d)	154,400	7,834
Bear Stearns Cos., Inc.	75,600	7,735
CIT Group, Inc.	226,800	10,392
E*TRADE Financial Corp. (a)	518,900	7,758
Everest Reinsurance Group Ltd.	72,600	6,502
HCC Insurance Holdings, Inc.	252,800	8,373
Host Marriot Corp.	497,200	8,602
iStar Financial, Inc.	209,300	9,473
Mercury General Corp.	144,300	8,646
PMI Group, Inc.	218,900	9,139
Providian Financial Corp. (a)	476,400	7,846
Safeco Corp. (d)	152,000	7,940
SEI Investments Co.	196,400	8,235
Sovereign Bancorp, Inc.	398,500	8,986
Trizec Properties, Inc.	444,300	8,406

		134,224

Healthcare 9.1%

Beckman Coulter, Inc. (a)(d)	119,400	7,999
C.R. Bard, Inc.	129,200	8,266
Charles River Laboratories International, Inc. (a)	196,800	9,055
Cytyc Corp. (a)	256,400	7,069
Genzyme Corp. (a)	141,000	8,188
Humana, Inc. (a)	323,100	9,593
Kinetic Concepts, Inc. (a)	141,800	10,819
PacifiCare Health Systems, Inc. (a)	196,700	11,118

		72,107

Materials & Processing 6.0%

Ball Corp.	207,800	9,139
Lyondell Chemical Co. (a)	329,600	9,532
Owens-Illinois, Inc. (a)	509,800	11,547
Phelps Dodge Corp. (d)	80,900	8,003
Precision Castparts Corp.	144,500	9,491

		47,712

Technology 17.1%

Apple Computer, Inc. (a)	123,400	7,947
Autodesk, Inc.	343,900	13,051
Cognizant Technology Solutions Corp. ‘A’ (a)	208,300	8,817
Comverse Technology, Inc. (a)	362,600	8,866
Cree, Inc. (a)(d)	199,600	8,000
Harris Corp.	126,900	7,841
Hubbell, Inc. ‘B’	153,200	8,012
Juniper Networks, Inc. (a)	295,900	8,046
Macromedia, Inc. (a)	281,300	8,754
McAfee, Inc. (a)	359,600	10,403
MEMC Electronic Materials, Inc. (a)	524,100	6,944
NCR Corp. (a)	140,000	9,692
Plantronics, Inc. (a)	91,400	3,790
Polycom, Inc. (a)	414,500	9,666
QLogic Corp. (a)	268,400	9,858
Waters Corp. (a)	118,300	5,535

		135,222

Transportation 0.9%

Expeditors International Washington, Inc.	133,100	7,438

Utilities 2.3%

Oneok, Inc.	325,500	9,251
PPL Corp.	162,000	8,631

		17,882

Total Common Stocks (Cost $621,206)		771,108

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.8%

Collateral Invested for Securities on Loan (c) 6.7%

Bavaria TRR Corp.
2.334% due 01/06/2005	$4,000	3,998
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	2,545	2,539
Bear Stearns Cos., Inc.	17,500	17,500
Citigroup Global Markets, Inc.	8,000	8,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
2.375% due 01/31/2005	1,000	998
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	2,000	1,994
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Suntrust Bank
2.000% due 01/03/2005	163	164

		53,163

Repurchase Agreement 5.1%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $41,098. Repurchase proceeds are $40,295.)	40,289	40,289

Total Short-Term Instruments (Cost $93,474)		93,452

Total Investments 109.3% (Cost $714,680)		$864,560

Other Assets and Liabilities (Net) (9.3%)		(73,210)

Net Assets 100.0%		$791,350

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $51,645; cash collateral of $53,093 was received with which the Fund purchased securities.

44  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.4%

Capital Goods 1.9%

The Stanley Works (d)	174,000	$8,524

Communications 3.7%

Alltel Corp.	144,000	8,462
Verizon Communications, Inc.	205,000	8,305

		16,767

Consumer Discretionary 17.1%

General Motors Corp. (d)	419,000	16,785
Limited Brands, Inc. (d)	372,000	8,563
May Department Stores Co. (d)	573,000	16,846
V.F. Corp.	312,000	17,279
Whirlpool Corp.	246,000	17,026

		76,499

Consumer Services 1.9%

Deluxe Corp. (d)	228,000	8,511

Consumer Staples 9.9%

Albertson’s, Inc. (d)	358,000	8,549
Altria Group, Inc.	155,300	9,489
ConAgra Foods, Inc.	298,000	8,776
Kimberly-Clark Corp.	130,000	8,555
Reynolds American, Inc. (d)	111,300	8,748

		44,117

Energy 11.3%

ChevronTexaco Corp.	160,000	8,402
ConocoPhillips	96,002	8,336
Eni SpA SP - ADR (d)	69,000	8,683
Kerr-McGee Corp.	144,000	8,322
Marathon Oil Corp.	226,000	8,500
Occidental Petroleum Corp.	145,000	8,462

		50,705

Financial & Business Services 28.3%

Bank of America Corp.	181,000	8,505
Boston Properties, Inc.	132,000	8,536
Duke Realty Corp. (d)	245,000	8,364
Fannie Mae	122,000	8,688
J.P. Morgan Chase & Co.	217,000	8,465
Jefferson-Pilot Corp.	161,000	8,366
Key Corp. (d)	500,000	16,950
Lincoln National Corp.	180,000	8,402
Morgan Stanley Dean Witter & Co.	155,000	8,606
Regions Financial Corp.	474,000	16,870
St. Paul Travelers Cos., Inc.	226,000	8,378
Washington Mutual, Inc. (d)	398,000	16,827

		126,957

Healthcare 8.1%

GlaxoSmithKline PLC SP - ADR (d)	185,000	8,767
Merck & Co., Inc.	562,000	18,063
Pfizer, Inc.	353,000	9,492

		36,322

Materials & Processing 3.8%

Dow Chemical Co. (d)	167,000	8,268
Freeport-McMoran Copper & Gold, Inc. ‘B’	226,900	8,674

		16,942

Technology 1.9%

Hewlett-Packard Co.	399,000	8,367

Utilities 7.5%

DTE Energy Co. (d)	197,000	8,497
KeySpan Corp.	212,000	8,363
Progress Energy, Inc. (a)(d)	185,000	8,369
Sempra Energy (d)	228,000	8,363

		33,592

Total Common Stocks (Cost $381,904)		427,303

SHORT-TERM INSTRUMENTS 26.1%

Collateral Invested for Securities on Loan (c) 21.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000

	Principal Amount (000s)

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.375% due 01/18/2005	6,810	6,795
2.375% due 01/27/2005	4,000	3,992
2.414% due 03/01/2005	1,000	994
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	8,000	7,968
2.375% due 01/31/2005	6,000	5,987
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	13,000	13,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	4,000	4,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.000% due 01/03/2005	1,276	1,276

		94,984

Repurchase Agreement 4.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $22,404. Repurchase proceeds are $21,967.)	21,964	21,964

Total Short-Term Instruments (Cost $116,994)		116,948

Total Investments 121.5% (Cost $498,898)		$544,251

Other Assets and Liabilities (Net) (21.5%)		(96,209)

Net Assets 100.0%		$448,042

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $92,119; cash collateral of $94,908 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  45

Schedule of Investments

NFJ International Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.0%

Bahamas 2.3%

Teekay Shipping Corp.	1,300	$55

Belgium 1.0%

Delhaize Group SP - ADR (a)	300	23

Bermuda 5.0%

Frontline Ltd.	1,200	53
RenaissanceRe Holdings Ltd.	1,200	62
Ship Finance International Ltd.	159	3

		118

Brazil 8.4%

Companhia Vale do Rio Doce SP - ADR (a)	1,900	55
Empresa Brasileira de Aeronautica S.A. SP - ADR	1,400	47
Votorantim Celulose e Papel S.A. SP - ADR	6,000	97

		199

Canada 11.0%

Canadian Natural Resources Ltd.	1,500	64
Canadian Pacific Railway Ltd.	800	28
Magna International, Inc. ‘A’	600	50
Methanex Corp.	4,000	73
TransCanada Corp.	1,800	45

		260

Chile 1.9%

Lan Airlines S.A. SP - ADR	1,400	45

China 6.5%

Aluminum Corp. of China Ltd. SP - ADR	300	18
Sinopec Shanghai Petrochemical Co., Ltd. SP - ADR (a)	2,500	93
Yanzhou Coal Mining Co., Ltd. SP - ADR	600	43

		154

Greece 1.9%

TIM Hellas Telecommunications S.A. SP - ADR (a)	2,400	45

Ireland 3.1%

Bank of Ireland SP - ADR	1,100	73

Italy 1.9%

Natuzzi SpA SP - ADR	4,200	46

Japan 1.0%

Nissan Motor Co., Ltd. SP - ADR (a)	1,100	24

Mexico 7.6%

Cemex S.A. de C.V. SP - ADR (a)	2,321	85
Grupo Elektra S.A. de C.V. SP - ADR (a)	1,300	48
Telefonos de Mexico S.A. de CV SP - ADR	1,200	46

		179

Netherlands 10.0%

ABN AMRO Holding NV SP - ADR	3,500	93
CNH Global NV	2,400	46
ING Groep NV SP - ADR	2,400	73
Koninklijke Philips Electronics NV (a)	900	24

		236

Norway 2.0%

Norsk Hydro ASA SP - ADR (a)	600	47

Peru 1.4%

Compania de Minas Buenaventura S.A.u. SP - ADR	1,500	34

Russia 2.8%

A.O. Tatneft SP - ADR	2,300	67

South Africa 1.9%

Sasol Ltd. SP - ADR	2,100	46

South Korea 9.6%

Korea Electric Power Corp. SP - ADR	5,100	67
KT Corp. SP - ADR	3,300	72
POSCO Co. SP - ADR	2,000	89

		228

Sweden 2.1%

Aktiebolaget Electrolux SP - ADR (a)	1,100	51

Taiwan 2.1%

AU Optronics Corp. SP - ADR	3,400	49

United Kingdom 15.5%

British American Tobacco PLC SP - ADR	1,500	52
Cadbury Schweppes PLC SP - ADR	1,300	49
GlaxoSmithKline PLC SP - ADR	1,000	47
Imperial Chemical Industries PLC SP - ADR	2,700	50
Tomkins PLC SP - ADR	2,400	47
Unilever PLC SP - ADR	1,200	47
United Utilities PLC SP - ADR	3,100	76

		368

Total Common Stocks (Cost $1,733)		2,347

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 0.5%

Repurchase Agreement 0.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.750% due 03/30/2006 valued at $15. Repurchase proceeds are $11.)	$11	11

Total Short-Term Instruments (Cost $11)		11

Total Investments 99.5% (Cost $1,744)		$2,358

Other Assets and Liabilities (Net) 0.5%		12

Net Assets 100.0%		$2,370

Notes to Schedule of Investments:

(a)	Non-income producing security.

46  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.4%

Aerospace 0.9%

General Dynamics Corp.	1,600	$167

Capital Goods 3.9%

Deere & Co.	5,000	372
Johnson Controls, Inc.	5,500	349

		721

Communications 4.7%

AT&T Corp.	27,100	517
Nextel Communications, Inc. ‘A’ (a)	6,400	192
Verizon Communications, Inc.	4,200	170

		879

Consumer Discretionary 8.6%

CVS Corp.	3,900	176
General Motors Corp.	13,200	529
Limited Brands, Inc.	23,500	541
McDonald’s Corp.	5,600	180
Paccar, Inc.	2,200	177

		1,603

Consumer Services 2.9%

Cendant Corp.	23,100	540

Consumer Staples 11.7%

Altria Group, Inc.	9,500	580
Archer-Daniels-Midland Co.	16,100	359
Coca-Cola Enterprises, Inc.	8,500	177
ConAgra Foods, Inc.	12,400	365
Fortune Brands, Inc.	2,300	177
Kimberly-Clark Corp.	5,300	349
Kroger Co. (a)	10,600	186

		2,193

Energy 10.5%

Apache Corp.	10,600	536
ConocoPhillips	8,200	712
Occidental Petroleum Corp.	12,300	718

		1,966

Financial & Business Services 32.8%

Allstate Corp.	13,700	709
Capital One Financial Corp.	6,300	530
Countrywide Financial Corp.	15,800	585
Equity Office Properties Trust	18,000	524
Fannie Mae	5,100	363
J.P. Morgan Chase & Co.	13,400	523
Key Corp.	15,700	532
Lehman Brothers Holdings, Inc.	4,000	350
Marsh & McLennan Cos., Inc.	7,800	257
MetLife, Inc.	12,900	523
Simon Property Group, Inc.	2,700	175
St. Paul Travelers Cos., Inc.	14,000	519
Washington Mutual, Inc.	12,500	528

		6,118

Healthcare 5.2%

Merck & Co., Inc.	12,000	386
Pfizer, Inc.	15,200	409
WellPoint, Inc. (a)	1,600	184

		979

Materials & Processing 6.6%

Alcoa, Inc.	5,500	173
Dow Chemical Co.	3,500	173
Masco Corp.	9,500	347
PPG Industries, Inc.	2,600	177
Weyerhaeuser Co.	5,300	356

		1,226

Technology 1.9%

Hewlett-Packard Co.	8,400	176
Xerox Corp. (a)	10,300	175

		351

Transportation 1.9%

Burlington Northern Santa Fe Corp.	7,400	350

Utilities 3.8%

Exelon Corp.	16,200	714

Total Common Stocks (Cost $15,776)		17,807

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.5%

Repurchase Agreement 4.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $859. Repurchase proceeds are $838.)	$838	838

Total Short-Term Instruments (Cost $838)		838

Total Investments 99.9% (Cost $16,614)		$18,645

Other Assets and Liabilities (Net) 0.1%		12

Net Assets 100.0%		$18,657

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  47

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 94.7%

Aerospace 1.2%

Curtiss-Wright Corp.	492,600	$28,280
Kaman Corp. ‘A’	735,000	9,298

		37,578

Building 2.1%

M.D.C. Holdings, Inc.	360,000	31,118
M/I Homes, Inc. (d)	623,000	34,334

		65,452

Capital Goods 10.7%

Acuity Brands, Inc.	940,000	29,892
Albany International Corp. ‘A’	850,000	29,886
ArvinMeritor, Inc.	1,440,000	32,213
Barnes Group, Inc.	749,000	19,856
Chicago Bridge & Iron Co. NV	420,500	16,820
Crane Co.	1,015,000	29,273
Harsco Corp.	552,000	30,768
Lancaster Colony Corp.	590,000	25,293
Lincoln Electric Holdings, Inc.	775,000	26,768
Regal-Beloit Corp. (d)	749,000	21,421
Sturm, Ruger & Co., Inc.	748,600	6,760
Tecumseh Products Co. ‘A’	581,000	27,772
Teleflex, Inc.	600,000	31,164

		327,886

Consumer Discretionary 12.0%

Bob Evans Farms, Inc.	1,099,000	28,728
Borders Group, Inc.	1,180,000	29,972
Brown Shoe Co., Inc.	780,000	23,267
Burlington Coat Factory Warehouse Corp.	784,000	17,797
Casey’s General Stores, Inc.	1,170,000	21,235
Cato Corp. ‘A’	1,026,000	29,569
Handleman Co.	1,117,000	23,993
Kellwood Co.	790,000	27,255
Landry’s Restaurants, Inc.	980,000	28,479
Libbey, Inc.	571,000	12,682
Maytag Corp. (d)	1,370,000	28,907
Owens & Minor, Inc.	1,000,000	28,170
Russell Corp.	1,240,000	24,155
United Auto Group, Inc.	1,000,000	29,590
World Fuel Services Corp.	340,000	16,932

		370,731

Consumer Services 3.0%

Banta Corp.	650,000	29,094
Intrawest Corp. (d)	1,500,000	34,485
Landauer, Inc.	320,000	14,624
McGrath Rentcorp	345,000	15,045

		93,248

Consumer Staples 7.1%

Adolph Coors Co. ‘B’ (d)	378,000	28,603
Corn Products International, Inc.	540,000	28,922
Fresh Del Monte Produce, Inc. (d)	977,300	28,938
John H. Harland Co.	820,000	29,602
Loews Corp. - Carolina Group	1,025,000	29,674
PepsiAmericas, Inc.	920,000	19,541
Ruddick Corp.	1,135,000	24,618
Universal Corp.	590,000	28,226

		218,124

Energy 10.4%

Arch Coal, Inc. (d)	820,000	29,143
Berry Petroleum Co. ‘A’	430,000	20,511
Cabot Oil & Gas Corp.	645,000	28,541
Frontier Oil Corp.	680,000	18,129
Holly Corp.	330,000	9,197
Massey Energy Co. (d)	900,000	31,455
National Fuel Gas Co.	1,000,000	28,340
Range Resources Corp.	1,620,000	33,145
St. Mary Land & Exploration Co.	730,000	30,470
Tidewater, Inc.	840,000	29,912
Vintage Petroleum, Inc.	1,480,000	33,581
Western Gas Resources, Inc.	960,000	28,080

		320,504

Financial & Business Services 18.1%

American Financial Group, Inc.	900,000	28,179
AmerUs Group Co.	632,000	28,630
Annaly Mortgage Management, Inc. (d)	1,450,000	28,449
BancorpSouth, Inc.	845,000	20,593
CBL & Associates Properties, Inc.	410,000	31,303
Commercial Federal Corp.	942,000	27,987
Delphi Financial Group, Inc. ‘A’	615,000	28,382
Equity One, Inc.	1,187,000	28,168
First Industrial Realty Trust, Inc.	685,000	27,900
Fremont General Corp.	1,200,000	30,216
Healthcare Realty Trust, Inc.	690,000	28,083
Hilb Rogal & Hobbs Co.	500,000	18,120
HRPT Properties Trust	2,269,000	29,111
Hudson United Bancorp.	718,000	28,275
LandAmerica Financial Group, Inc.	576,000	31,064
Nationwide Health Properties, Inc. (d)	1,200,000	28,500
New Plan Excel Realty Trust, Inc. (d)	1,020,000	27,622
Old National Bancorp	690,000	17,843
Shurgard Storage Centers, Inc. ‘A’	655,000	28,827
Susquehanna Bancshares, Inc.	595,000	14,845
Washington Federal, Inc.	1,000,000	26,540

		558,637

Healthcare 2.6%

Arrow International, Inc.	640,000	19,834
Invacare Corp.	628,000	29,051
Select Medical Corp.	1,830,000	32,208

		81,093

Materials & Processing 12.6%

Agnico-Eagle Mines Ltd. (a)(d)	2,100,000	28,875
Goldcorp, Inc. (d)	1,988,000	29,900
Lennox International, Inc.	1,430,000	29,101
Lubrizol Corp.	800,000	29,488
Methanex Corp.	1,820,000	33,233
Mueller Industries, Inc.	791,300	25,480
Potlatch Corp.	580,000	29,336
Precision Castparts Corp.	445,000	29,228
Quanex Corp.	340,000	23,314
Rock-Tenn Co. ‘A’	938,000	14,220
RPM International, Inc. (d)	1,580,000	31,063
Sensient Technologies Corp.	1,189,000	28,524
Universal Forest Products, Inc.	602,500	26,149
Valmont Industries, Inc.	104,900	2,634
York International Corp.	828,000	28,599

		389,144

Technology 0.5%

Methode Electronics, Inc.	1,196,300	15,372

Transportation 5.8%

Arkansas Best Corp.	710,000	31,872
Frontline Ltd. (d)	640,000	28,390
GATX Corp. (d)	910,000	26,900
Skywest, Inc.	1,680,000	33,701
Teekay Shipping Corp.	690,000	29,056
USF Corp.	745,000	28,273

		178,192

Utilities 8.6%

Atmos Energy Corp.	1,020,000	27,897
Cleco Corp.	1,350,000	27,351
Duquesne Light Holdings, Inc. (a)	855,100	16,119
Energen Corp.	513,000	30,241
Northwest Natural Gas Co.	620,000	20,919
Peoples Energy Corp. (d)	630,000	27,689
UGI Corp.	720,000	29,455
Vectren Corp.	1,040,000	27,872
Westar Energy, Inc.	1,240,000	28,359
WGL Holdings, Inc.	905,000	27,910

		263,812

Total Common Stocks (Cost $2,170,353)		2,919,773

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 12.7%

Collateral Invested for Securities on Loan (c) 7.4%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
2.395% due 01/28/2005	2,000	1,996
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/27/2005	5,000	4,990
2.415% due 03/01/2005	5,000	4,970
Bear Stearns Cos., Inc.	86,000	86,000
Citigroup Global Markets, Inc.	30,000	30,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	6,000	6,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	5,000	5,000
Davis Square Funding Corp.
2.309% due 01/05/2005	15,000	14,940
2.375% due 01/31/2005	8,000	7,983
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	8,000	7,984
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Suntrust Bank
2.000% due 01/03/2005	335	335

		229,149

Repurchase Agreement 5.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $166,929. Repurchase proceeds are $163,665.)	163,639	163,639

Total Short-Term Instruments (Cost $392,875)		392,788

Total Investments 107.4% (Cost $2,563,228)		$3,312,561

Other Assets and Liabilities (Net) (7.4%)		(229,434)

Net Assets 100.0%		$3,083,127

48  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $220,479; cash collateral of $228,857 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  49

Schedule of Investments

PEA Growth & Income Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.2%

Capital Goods 8.9%
General Electric Co.	93,600	$3,416
Honeywell International, Inc.	51,700	1,831
Tyco International Ltd.	62,500	2,234

		7,481

Communications 1.4%

Verizon Communications, Inc. (a)	28,800	1,167

Consumer Discretionary 5.8%

CVS Corp. (a)(d)	36,600	1,650
Home Depot, Inc. (d)	29,700	1,269
May Department Stores Co. (d)	14,300	420
Wal-Mart Stores, Inc.	29,500	1,558

		4,897

Consumer Services 7.9%

Advance America Cash Advance Centers, Inc. (a)(d)	5,300	121
Carnival Corp.	25,000	1,441
Cendant Corp.	70,000	1,637
Comcast Corp. ‘A’	45,500	1,494
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	9,600	561
Viacom, Inc. ‘B’	40,100	1,459

		6,713

Consumer Staples 5.8%

Altria Group, Inc.	37,500	2,291
Coca-Cola Co.	8,000	333
Kellogg Co.	28,700	1,282
Procter & Gamble Co. (a)(d)	18,100	997

		4,903

Energy 8.2%

BP PLC SP - ADR	22,500	1,314
ChevronTexaco Corp.	22,400	1,176
Kinder Morgan, Inc. (a)	19,900	1,455
National-Oilwell, Inc. (a)(d)	12,600	445
Royal Dutch Petroleum Co. (a)	17,500	1,004
Schlumberger Ltd.	23,000	1,540

		6,934

Financial & Business Services 23.0%

ACE Ltd.	34,800	1,488
American Express Co. (a)	27,300	1,539
American International Group, Inc.	23,600	1,550
Bank of America Corp.	56,200	2,641
Boston Properties, Inc.	9,700	627
Citigroup, Inc. (a)	50,000	2,409
Countrywide Financial Corp. (a)	19,800	733
Goldman Sachs Group, Inc. (d)	12,600	1,311
J.P. Morgan Chase & Co. (a)	55,000	2,146
MBNA Corp.	47,500	1,339
Morgan Stanley Dean Witter & Co. (a)	20,000	1,110
PMI Group, Inc.	10,200	426
State Street Corp.	23,100	1,135
Vornado Realty Trust (a)	13,300	1,012

		19,466

Healthcare 15.5%

Allergan, Inc.	11,900	965
Amgen, Inc. (a)	10,500	674
Baxter International, Inc.	29,000	1,002
Caremark Rx, Inc. (a)	46,900	1,849
Guidant Corp.	25,000	1,802
HCA, Inc.	11,500	460
Medtronic, Inc. (a)	27,800	1,381
Pfizer, Inc.	56,500	1,519
Teva Pharmaceutical Industries Ltd. SP - ADR	50,300	1,502
Varian Medical Systems, Inc. (a)	27,500	1,189
Zimmer Holdings, Inc. (a)	9,700	777

		13,120

Materials & Processing 4.4%

Alcoa, Inc. (a)	14,000	440
Dow Chemical Co.	17,400	861
Freeport-McMoran Copper & Gold, Inc. ‘B’ (d)	27,000	1,032
Masco Corp. (a)	33,300	1,216
Vulcan Materials Co. (a)	3,200	175

		3,724

Technology 13.7%

Affiliated Computer
Services, Inc. ‘A’ (a)(d)	24,900	1,499
Cisco Systems, Inc. (a)	75,000	1,447
Dell, Inc. (a)	30,800	1,298
Emerson Electric Co.	6,900	484
International Business Machines Corp.	15,300	1,508
Mercury Interactive Corp. (a)	4,100	187
Microsoft Corp.	75,000	2,003
National Semiconductor Corp.	30,700	551
Nokia Corp. SP - ADR (a)	74,100	1,161
SAP AG SP - ADR (a)	32,600	1,441

		11,579

Transportation 0.8%

United Parcel Service, Inc. ‘B’ (a)	7,600	649

Utilities 1.8%

Dominion Resources, Inc.	14,200	962
Exelon Corp.	13,400	591

		1,553

Total Common Stocks (Cost $70,750)		82,186

CONVERTIBLE PREFERRED STOCK 1.3%

Goldman Sachs Group, Inc.
5.625% due 03/21/2005	46,970	1,129

Total Convertible Preferred Stock (Cost $1,290)		1,129

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.1%

Collateral Invested for Securities on Loan (c) 9.6%

Bavaria Universal Funding Corp.
2.414% due 03/01/2005	$1,000	994
Bear Stearns Cos., Inc.	3,000	3,000
Citigroup Global Markets, Inc.	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
Suntrust Bank
2.000% due 01/03/2005	99	99

		8,092

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $1,267. Repurchase proceeds are $1,241.)	1,241	1,241

Total Short-Term Instruments (Cost $9,335)		9,333

Total Investments 109.6% (Cost $81,375)		$92,648

Other Assets and Liabilities (Net) (9.6%)		(8,100)

Net Assets 100.0%		$84,548

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities loans.
(d)	Portion of securities on loan with an aggregate market value of $7,855; cash collateral of $8,078 was received with which the Fund purchased securities.

50  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 10.2%

General Electric Co. (a)	730,000	$26,645
Honeywell International, Inc. (d)	270,000	9,561
Illinois Tool Works, Inc. (a)(d)	155,000	14,365
Tyco International Ltd.	643,000	22,981

		73,552

Consumer Discretionary 10.7%

Best Buy Co., Inc. (d)	245,000	14,558
CDW Corp. (a)	110,000	7,298
CVS Corp. (d)	215,000	9,690
Home Depot, Inc. (d)	520,000	22,225
Kohl’s Corp. (a)	150,000	7,375
Wal-Mart Stores, Inc.	290,000	15,318

		76,464

Consumer Services 9.1%

Carnival Corp. (d)	360,000	20,747
Comcast Corp. ‘A’ (a)(d)	250,000	8,210
International Game Technology (d)	247,000	8,492
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	335,000	19,564
Viacom, Inc. ‘B’	230,000	8,370

		65,383

Consumer Staples 2.6%

Procter & Gamble Co.	345,000	19,003

Energy 2.4%

Schlumberger Ltd. (d)	255,000	17,072

Environmental Services 1.2%

Waste Management, Inc.	280,000	8,383

Financial & Business Services 10.1%

American International Group, Inc.	250,000	16,418
Citigroup, Inc.	310,000	14,936
Franklin Resources, Inc.	165,000	11,492
MBNA Corp.	318,000	8,964
Merrill Lynch & Co., Inc.	198,100	11,840
MGIC Investment Corp.	125,000	8,614

		72,264

Healthcare 22.6%

Alcon, Inc.	115,000	9,269
Amgen, Inc. (a)	260,000	16,679
Caremark Rx, Inc. (a)	401,000	15,811
Gilead Sciences, Inc. (a)	288,000	10,077
Guidant Corp.	150,000	10,815
Pfizer, Inc.	750,000	20,168
St. Jude Medical, Inc. (a)	176,000	7,380
Stryker Corp. (d)	320,000	15,440
Teva Pharmaceutical Industries Ltd. SP - ADR	630,000	18,812
UnitedHealth Group, Inc. (a)	230,000	20,247
Varian Medical Systems, Inc. (a)(d)	190,000	8,216
Zimmer Holdings, Inc. (a)	115,000	9,214

		162,128

Materials & Processing 1.2%

E.I. du Pont de Nemours & Co. (a)	180,000	8,829

Technology 27.9%
Altera Corp. (a)(d)	90,000	1,863
Cisco Systems, Inc. (a)	950,000	18,335
Computer Associates International, Inc.	8,956	267
Corning, Inc. (a)(d)	625,000	7,356
Dell, Inc. (a)	389,300	16,405
eBay, Inc. (a)(d)	155,000	18,023
EMC Corp. (a)	960,000	14,275
IAC/InterActiveCorp. (a)	300,000	8,286
Intel Corp. (d)	878,000	20,536
International Business
Machines Corp.	95,000	9,365
Juniper Networks, Inc. (a)	460,000	12,507
Marvell Technology Group Ltd. (a)	235,000	8,335
Maxim Integrated Products, Inc. (d)	130,000	5,511
Mercury Interactive Corp. (a)(d)	240,000	10,932
Microsoft Corp.	900,000	24,039
Oracle Corp. (a)	555,000	7,615
SAP AG SP - ADR (a)	165,000	7,295
VERITAS Software Corp. (a)	315,000	8,993

		199,938

Transportation 0.9%

United Parcel Service, Inc. ‘B’	75,000	6,410

Total Common Stocks (Cost $554,114)		709,426

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 17.5%

Collateral Invested for Securities on Loan (c) 15.9%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	1,000	999
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
Bear Stearns Cos., Inc.	8,000	8,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	8,000	8,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	8,000	7,983
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	2,000	2,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
K2 LLC
2.393% due 09/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	5,000	4,998
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	10,000	9,999
Suntrust Bank
2.000% due 01/03/2005	618	618

		114,597

Repurchase Agreement 1.6%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $11,756. Repurchase proceeds are $11,527.)	11,525	11,525

Total Short-Term Instruments (Cost $126,130)		126,122

Total Investments 116.4% (Cost $680,244)		$835,548
Written Options (e) 0.00% (Premiums $219)		(246)

Other Assets and Liabilities (Net) (16.4%)		(117,428)

Net Assets 100.0%		$717,874

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $110,920; cash collateral of $114,548 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Ebay, Inc.	$130.000	01/22/2005	500	$66	$20
Call - CBOE Illinois tool works, Inc.	100.000	01/22/2005	500	49	5
Call - CBOE Unitedhealth Group, Inc.	85.000	01/22/2005	500	86	210
Call - PHIX Zimmer holdings, Inc.	90.000	03/19/2005	125	18	11

				$219	$246

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  51

Schedule of Investments

RCM Innovation Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 100.1%

Consumer Services 2.1%

Accenture Ltd. ‘A’ (a)	644,700	$17,407

Healthcare 1.2%

St. Jude Medical, Inc. (a)(d)	221,600	9,292

Technology 96.8%

Altera Corp. (a)	663,700	13,739
AU Optronics Corp. SP - ADR (d)	361,800	5,181
Avid Technology, Inc. (a)	443,300	27,374
Broadcom Corp. ‘A’ (a)(d)	559,200	18,051
Celestica, Inc. (a)	1,086,900	15,336
Cisco Systems, Inc. (a)	1,075,000	20,747
Cognizant Technology Solutions Corp. ‘A’ (a)(d)	410,700	17,385
Computer Associates International, Inc. (a)	3,587	111
Comverse Technology, Inc. (a)	1,221,700	29,871
Corning, Inc. (a)	1,868,500	21,992
Cymer, Inc. (a)(d)	256,900	7,589
Cypress Semiconductor Corp. (a)(d)	668,300	7,839
Dell, Inc. (a)(d)	687,300	28,963
EMC Corp. (a)	1,813,271	26,963
Flextronics International Ltd. (a)(d)	1,133,600	15,666
Foundry Networks, Inc. (a)	720,800	9,486
Google, Inc. ‘A’ (a)(d)	110,400	21,318
Intel Corp.	393,400	9,202
JDS Uniphase Corp. (a)	2,229,900	7,069
Juniper Networks, Inc. (a)	935,300	25,431
Kulicke & Soffa Industries, Inc. (a)	656,446	5,659
Lexmark International, Inc. ‘A’ (a)	102,600	8,721
Linear Technology Corp. (d)	500,700	19,407
Macromedia, Inc. (a)	614,900	19,136
Marvell Technology Group Ltd. (a)(d)	671,554	23,820
Mercury Interactive Corp. (a)(d)	390,572	17,791
Microsoft Corp.	966,100	25,805
Monster Worldwide, Inc. (a)	829,300	27,898
Motorola, Inc.	801,000	13,777
National Semiconductor Corp.	675,800	12,131
Network Appliance, Inc. (a)(d)	726,500	24,134
Nokia Corp. SP - ADR (a)(d)	998,900	15,653
OmniVision Technologies, Inc. (a)(d)	211,598	3,883
Oracle Corp. (a)(d)	1,062,000	14,571
Polycom, Inc. (a)	687,100	16,023
QUALCOMM, Inc. (d)	359,800	15,255
Red Hat, Inc. (a)(d)	342,200	4,568
SAP AG SP - ADR (a)(d)	493,820	21,832
Siebel Systems, Inc. (a)	752,800	7,904
Solectron Corp. (a)	3,200,900	17,061
Sonus Networks, Inc. (a)(d)	1,759,500	10,082
Symantec Corp. (a)	352,000	9,067
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	2,777,382	23,580
Take-Two Interactive Software, Inc. (a)	197,600	6,874
Telefonaktiebolaget LM Ericsson SP - ADR (a)	667,300	21,013
Texas Instruments, Inc. (d)	698,500	17,197
United Microelectronics Corp. SP - ADR (a)(d)	4,976,569	17,567
UTStarcom, Inc. (a)(d)	336,400	7,451
VERITAS Software Corp. (a)	308,900	8,819
Yahoo!, Inc. (a)	577,600	21,764

		787,756

Total Common Stocks (Cost $679,793)		814,455

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 21.5%

Collateral Invested for Securities on Loan (c) 20.8%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	6,000	5,997
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	3,000	2,994
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.376% due 01/18/2005	1,000	998
2.375% due 01/27/2005	2,000	1,996
2.415% due 03/01/2005	2,000	1,988
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	19,500	19,500
CC USA, Inc.
2.309% due 07/05/2005 (b)	1,000	1,001
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.	35,000	35,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
2.023% due 07/08/2005 (b)	2,000	2,000
Davis Square Funding Corp.
2.309% due 01/05/2005	10,000	9,960
2.375% due 01/31/2005	12,000	11,974
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
K2 LLC
2.393% due 09/15/2005 (b)	5,000	5,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	7,000	6,998
Park Granada LLC
2.367% due 01/31/2005	3,000	2,991
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
2.000% due 01/03/2005	356	356

		169,766

Repurchase Agreement 0.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $5,613. Repurchase proceeds are $5,503.)	5,502	5,502

Total Short-Term Instruments (Cost $175,296)		175,268

Total Investments 121.6% (Cost $855,089)		$989,723

Other Assets and Liabilities (Net) (21.6%)		(176,091)

Net Assets 100.0%		$813,632

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $160,713; cash collateral of $169,585 was received with which the Fund purchased securities.

52  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Opportunity Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.5%

Capital Goods 0.4%

Hexcel Corp. (a)	94,000	$1,363

Consumer Discretionary 9.9%

Aviall, Inc. (a)	100,500	2,309
CKE Restaurants, Inc. (a)(d)	205,400	2,980
Herman Miller, Inc.	156,100	4,313
Hughes Supply, Inc.	91,600	2,963
Insight Enterprises, Inc. (a)	197,100	4,045
MSC Industrial Direct Co. ‘A’	81,300	2,925
Tempur-Pedic International, Inc. (a)	164,700	3,492
Tractor Supply Co. (a)	76,200	2,835
Warnaco Group, Inc. (a)	164,000	3,542

		29,404

Consumer Services 18.8%

Advisory Board Co. (a)(d)	81,600	3,009
Chemed Corp.	34,700	2,329
CoStar Group, Inc. (a)	101,000	4,664
Forrester Research, Inc. (a)	246,400	4,420
Great Wolf Resorts, Inc. (a)	94,100	2,102
Hudson Highland Group, Inc. (a)	94,100	2,710
Isle of Capri Casinos, Inc. (a)	91,818	2,355
Laureate Education, Inc. (a)	50,800	2,240
LECG Corp. (a)	220,000	4,103
Lions Gate Entertainment Corp. (a)(d)	361,300	3,837
Macrovision Corp. (a)	111,088	2,857
Mobile Mini, Inc. (a)(d)	88,500	2,924
Nautilus Group, Inc. (a)(d)	172,200	4,162
Pinnacle Entertainment, Inc. (a)	176,300	3,487
Resources Connection, Inc. (a)(d)	76,700	4,166
WMS Industries, Inc. (a)(d)	192,900	6,470

		55,835

Consumer Staples 2.6%

Fossil, Inc. (a)	146,299	3,751
Ralcorp Holdings, Inc.	97,600	4,092

		7,843

Energy 3.2%

Delta Petroleum Corp. (a)(d)	247,700	3,884
Endeavor International Corp. (a)(d)	590,000	2,472
Grant Prideco, Inc. (a)	152,300	3,054

		9,410

Financial & Business Services 9.1%

Affiliated Managers Group, Inc. (a)(d)	65,200	4,417
BankAtlantic BanCorp., Inc. ‘A’	177,800	3,538
Calamos Asset Management, Inc. ‘A’ (a)	109,100	2,946
Greenhill & Co., Inc.	99,300	2,850
Primus Guaranty Ltd. (a)(d)	202,200	3,314
Signature Bank & Trust (a)	92,800	3,003
Silicon Valley Bancshares (a)	88,700	3,976
ZipRealty, Inc. (a)	173,600	3,102

		27,146

Healthcare 20.2%

Able Laboratories, Inc. (a)	120,800	2,748
Amedisys, Inc. (a)(d)	118,300	3,832
Connetics Corp. (a)	125,000	3,036
Cubist Pharmaceuticals, Inc. (a)	380,800	4,505
Dov Pharmaceutical, Inc. (a)(d)	123,300	2,226
EPIX Pharmaceuticals, Inc. (a)	178,700	3,201
Gentiva Health Services, Inc. (a)	146,600	2,451
Given Imaging Ltd. (a)(d)	72,100	2,589
I-Flow Corp. (a)(d)	252,000	4,594
Inamed Corp. (a)	86,300	5,459
Indevus Pharmaceuticals, Inc. (a)(d)	250,000	1,490
Intuitive Surgical, Inc. (a)	48,400	1,937
Martek Biosciences Corp. (a)	75,400	3,861
OraSure Technologies, Inc. (a)(d)	548,600	3,687
Psychiatric Solutions, Inc. (a)	102,400	3,744
Salix Pharmaceuticals Ltd. (a)	289,200	5,087
USANA Health Sciences, Inc. (a)(d)	69,200	2,367
Ventana Medical Systems, Inc. (a)	50,924	3,259

		60,073

Technology 28.5%

Activision, Inc. (a)	189,600	3,826
Ariba, Inc. (a)	207,600	3,446
Audible, Inc. (a)(d)	100,400	2,615
Avid Technology, Inc. (a)	47,900	2,958
Concur Technologies, Inc. (a)	323,000	2,878
Cymer, Inc. (a)	81,600	2,410
eCollege.com, Inc. (a)(d)	378,100	4,295
Essex Corp. (a)(d)	152,900	3,096
FormFactor, Inc. (a)	102,600	2,785
InPhonic, Inc. (a)	114,500	3,146
Lionbridge Technologies, Inc. (a)	375,000	2,520
MatrixOne, Inc. (a)	765,400	5,013
Microsemi Corp. (a)	179,700	3,120
Napster, Inc. (a)(d)	227,300	2,137
Open Solutions, Inc. (a)	94,100	2,443
Opsware, Inc. (a)(d)	575,800	4,226
Packeteer, Inc. (a)	305,000	4,407
PEC Solutions, Inc. (a)(d)	331,100	4,692
Phase Forward, Inc. (a)	420,000	3,431
Plexus Corp. (a)(d)	186,600	2,428
Radware Ltd. (a)	145,100	3,791
Sapient Corp. (a)	590,000	4,667
THQ, Inc. (a)	155,800	3,574
Ultimate Software Group, Inc. (a)(d)	196,400	2,490
Wind River Systems, Inc. (a)	158,200	2,144
Wireless Facilities, Inc. (a)	237,200	2,239

		84,777

Transportation 5.8%

Dynamex, Inc. (a)	153,200	2,839
EGL, Inc. (a)	100,200	2,995
Golar LNG Ltd. (a)(d)	196,200	2,921
Old Dominion Freight Line, Inc. (a)	90,550	3,151
Sirva, Inc. (a)	145,600	2,798
US Xpress Enterprises, Inc. ‘A’ (a)	85,000	2,491

		17,195

Total Common Stocks (Cost $241,438)		293,046

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 22.0%

Collateral Invested for Securities on Loan (c) 20.6%

Bavaria TRR Corp.
2.334% due 01/06/2005	$5,000	4,998
Bavaria Universal Funding Corp.
2.375% due 01/27/2005	1,000	998
2.414% due 03/01/2005	1,000	994
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	13,000	13,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	10,000	10,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	5,000	4,989
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	2,048	2,048
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	1,000	1,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	1,000	1,000
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.001% due 01/03/2005	224	224

		61,236

Repurchase Agreement 1.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $4,314. Repurchase proceeds are $4,229.)	4,228	4,228

Total Short-Term Instruments (Cost $65,480)		65,464

Total Investments 120.5% (Cost $306,918)		$358,510

Other Assets and Liabilities (Net) (20.5%)		(60,994)

Net Assets 100.0%		$297,516

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $58,253; cash collateral of $61,178 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  53

Schedule of Investments

PEA Renaissance Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.8%

Aerospace 0.0%

Empresa Brasileira de Aeronautica S.A. SP - ADR (d)	50,000	$1,672

Capital Goods 7.3%

ArvinMeritor, Inc.	3,200,800	71,602
Bombardier, Inc. ‘B’ (d)	43,050,800	85,516
Cooper Tire & Rubber Co.	4,145,000	89,325
Flowserve Corp. (a)	507,300	13,971
Trinity Industries, Inc. (a)	192,900	6,574
Tyco International Ltd. (d)	4,029,800	144,025
Visteon Corp.	7,787,300	76,082

		487,095

Communications 1.0%

Hutchison Telecommunications International Ltd. SP - ADR (a)(d)	1,868,800	25,322
IDT Corp. ‘B’ (a)(d)	2,751,700	42,596

		67,918

Consumer Discretionary 7.6%

AnnTaylor Stores Corp. (a)	910,000	19,592
Blockbuster, Inc. ‘A’ (a)(d)	1,450,000	13,833
Hollywood Entertainment Corp. (a)	1,350,000	17,671
J.C. Penney Co., Inc. (d)	2,976,800	123,240
Knoll, Inc. (a)	372,200	6,513
Navistar International Corp. (a)	6,359,500	279,691
Payless Shoesource, Inc. (a)	3,905,000	48,031

		508,571

Consumer Services 6.4%

Liberty Media Corp. ‘A’ (a)	9,180,281	100,799
Liberty Media International, Inc. ‘A’ (a)(d)	1,419,694	65,632
United Rentals, Inc. (a)(d)	5,045,700	95,364
UnitedGlobalCom, Inc. ‘A’ (a)(d)	17,518,860	169,232

		431,027

Consumer Staples 4.1%

Loews Corp. - Carolina Group	2,857,363	82,721
Safeway, Inc. (a)(d)	4,817,600	95,099
Smithfield Foods, Inc. (a)	3,125,600	92,487

		270,307

Energy 0.2%

Foundation Coal Holdings, Inc. (a)(d)	278,300	6,418
YUKOS SP - ADR (a)(d)	1,968,500	5,906

		12,324

Environmental Services 1.1%

Allied Waste Industries, Inc. (a)(d)	7,870,900	73,042

Financial & Business Services 17.9%

American Equity Investment Life Holding Co. (d)	2,304,600	24,821
AmeriCredit Corp. (a)(d)	6,993,600	170,994
AON Corp. (a)	3,810,000	90,907
BearingPoint, Inc. (a)	8,800,000	70,664
CIT Group, Inc.	2,121,600	97,212
CNA Financial Corp. (a)	40,000	1,068
Conseco, Inc. (a)(d)	1,239,500	24,728
Fairfax Financial Holdings Ltd. (a)(d)	15,850	2,675
Fannie Mae (d)	4,657,300	331,646
Freddie Mac	880,000	64,856
J.P. Morgan Chase & Co.	4,956,800	193,365
Loews Corp.	147,900	10,397
Old Republic International Corp.	925,000	23,403
PMI Group, Inc. (d)	994,700	41,529
Scottish Re Group Ltd. (d)	1,527,500	39,562
UnumProvident Corp.	10,640	191

		1,188,018

Healthcare 1.4%

Tenet Healthcare Corp. (a)	8,695,000	95,471

Materials & Processing 12.0%

Abitibi-Consolidated, Inc. (d)	14,019,200	96,648
Alcan, Inc. (d)	1,609,600	78,935
Bowater, Inc. (d)	5,173,300	227,470
Crompton Corp.	6,771,385	79,902
FMC Corp. (a)	1,010,400	48,802
Lyondell Chemical Co. (d)	2,059,915	59,573
Mosaic Co. (a)(d)	1,189,500	19,413
Olin Corp. (d)	3,256,200	71,702
Smurfit-Stone Container Corp. (a)	905,000	16,905
Solutia, Inc. (a)(d)	2,897,000	3,389
Tembec, Inc. (a)	5,941,600	35,754
Timken Co.	2,477,700	64,470

		802,963

Technology 10.5%

Arrow Electronics, Inc. (a)(d)	3,298,800	80,161
Avnet, Inc. (a)	5,217,600	95,169
Celestica, Inc. (a)	900,100	12,700
Kulicke & Soffa Industries, Inc. (a)(d)	2,882,700	24,849
Micron Technology, Inc. (a)	4,302,972	53,142
Sanmina-SCI Corp. (a)	31,141,086	263,765
Solectron Corp. (a)(d)	25,294,300	134,819
Take-Two Interactive Software, Inc. (a)	97,300	3,385
Teradyne, Inc. (a)(d)	1,628,600	27,800
UTStarcom, Inc. (a)(d)	250,000	5,538

		701,328

Transportation 5.2%

AMR Corp. (a)(d)	8,156,100	89,309
CSX Corp. (d)	2,401,500	96,252
Delta Air Lines, Inc. (a)	3,500,000	26,180
Swift Transportation Co., Inc. (a)(d)	6,314,800	135,642

		347,383

Utilities 6.1%

AES Corp. (a)	3,666,600	50,122
Allegheny Energy, Inc. (a)(d)	4,655,500	91,760
Reliant Energy, Inc. (a)(d)	19,318,700	263,700

		405,582

Total Common Stocks (Cost $4,188,780)		5,392,701

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund (d)	1,280,000	84,953
iShares S&P 500-BARRA Value Index Fund (d)	877,800	55,196
SPDR Trust (d)	1,080,000	130,540

Total Exchange-Traded Funds (Cost $241,005)		270,689

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%

Micron Technology, Inc.
2.500% due 02/01/2010 (d)	$9,320	11,068

Total Convertible Bonds & Notes (Cost $9,320)		11,068

CORPORATE BONDS & NOTES 0.1%

Banking & Finance 0.1%

BearingPoint, Inc.
2.500% due 12/15/2024 (d)	2,320	2,451
2.750% due 12/15/2024	2,320	2,459

		4,910

Industrials 0.0%

Delta Air Lines, Inc.
8.000% due 06/03/2023	3,000	1,991
2.875% due 02/18/2024 (d)	2,000	1,378

		3,369

Total Corporate Bonds & Notes (Cost $7,950)		8,279

	Shares

SHORT-TERM INSTRUMENTS 27.3%

Collateral Invested for Securities on Loan (c) 12.3%

Allianz Dresdner Daily Asset Fund (e)	20,000,000	20,000

	Principal Amount (000s)
American Express Credit Corp.
2.381% due 08/19/2005 (b)	$3,000	3,003
Bavaria TRR Corp.
2.325% due 01/05/2005	10,000	9,994
2.334% due 01/06/2005	20,000	19,991
2.401% due 01/06/2005	24,000	23,989
2.404% due 01/24/2005	16,510	16,481
2.395% due 01/28/2005	40,000	39,918
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	5,000	4,989
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/18/2005	11,858	11,831
2.375% due 01/27/2005	22,000	21,956
2.415% due 03/01/2005	3,250	3,230
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	106,000	106,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
2.151% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.	126,500	126,500
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	10,000	10,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
2.023% due 07/08/2005 (b)	5,500	5,500
Davis Square Funding Corp.
2.309% due 01/05/2005	31,000	30,875
2.375% due 01/31/2005	20,000	19,957
Dorada Finance, Inc.
2.309% due 03/15/2005 (b)	4,500	4,503
Fannie Mae
2.270% due 06/03/2005 (b)	25,000	25,007
GE Commercial Equipment Financing Corp.
2.385% due 11/20/2005 (b)	4,097	4,096
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	39,000	39,008
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	50,000	49,995
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	10,000	9,998
J.P. Morgan Chase & Co.
2.358% due 02/24/2005 (b)	9,000	9,026
K2 LLC
2.393% due 09/15/2005 (b)	20,000	19,998

54  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Lake Constance Funding LLC
2.345% due 01/18/2005	$7,000	$6,984
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	50,000	50,000
2.348% due 06/09/2005 (b)	15,000	14,995
2.393% due 08/16/2005 (b)	18,000	17,995
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	10,000	9,980
Sierra Madre Funding Corp.
2.101% due 01/19/2005	16,000	15,916
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
2.403% due 09/15/2005 (b)	5,000	4,999
Suntrust Bank
1.999% due 01/03/2005	101	101

		822,850

Repurchase Agreement 15.0%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 1.500% - 4.125% due 01/14/2005 - 04/02/2018 valued $ 367,229 and Fannie Mae 0.000%—6.250% due 01/02/2005 - 02/01/2011 valued at $655,267. Repurchase proceeds are $1,002,485.)	1,002,326	1,002,326

Total Short-Term Instruments (Cost $1,825,352)		1,825,176

Total Investments 112.5% (Cost $6,272,407)		$7,507,913

Other Assets and Liabilities (Net) (12.5%)		(834,628)

Net Assets 100.0%		$6,673,285

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $784,641; cash collateral of $821,975 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  55

Schedule of Investments

PEA Target Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.0%

Capital Goods 4.3%

Cooper Industries Ltd. ‘A’	165,000	$11,202
ITT Industries, Inc.	140,000	11,823
Rockwell Automation, Inc.	150,000	7,432
Terex Corp. (a)	215,000	10,245

		40,702

Communications 0.5%

NII Holdings, Inc. ‘B’ (a)	100,000	4,745

Consumer Discretionary 9.9%

Best Buy Co., Inc. (d)	175,000	10,398
CDW Corp. (a)	150,000	9,952
Chico’s FAS, Inc. (a)	225,000	10,244
Coach, Inc. (a)	250,000	14,100
Harman International Industries, Inc.	110,000	13,970
Michaels Stores, Inc.	400,000	11,988
PETsMART, Inc.	350,000	12,435
Ross Stores, Inc. (a)	100,000	2,887
Tempur-Pedic International, Inc. (a)	400,000	8,480

		94,454

Consumer Services 15.9%

Advance America Cash Advance Centers, Inc. (a)(d)	59,700	1,367
Alliance Data Systems Corp. (a)	175,000	8,309
Brunswick Corp.	225,000	11,137
ChoicePoint, Inc. (a)	160,980	7,403
Corporate Executive Board Co.	200,000	13,388
Getty Images, Inc. (a)	165,000	11,360
International Game Technology (d)	325,000	11,173
Lamar Advertising Co. ‘A’ (a)	200,000	8,556
Manpower, Inc.	200,000	9,660
MGM Mirage, Inc. (a)	200,000	14,548
Polaris Industries, Inc.	140,000	9,523
Royal Caribbean Cruises Ltd.	250,000	13,610
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	215,000	12,556
Station Casinos, Inc.	135,000	7,382
XM Satellite Radio Holdings, Inc. ‘A’ (a)(d)	300,000	11,286

		151,258

Consumer Staples 1.0%

Whole Foods Market, Inc. (d)	100,000	9,535

Energy 2.1%

Chesapeake Energy Corp.	400,000	6,600
Murphy Oil Corp.	100,000	8,045
Transocean, Inc. (a)(d)	125,000	5,299

		19,944

Financial & Business Services 10.2%

Ameritrade Holding Corp. (a)(d)	625,000	8,887
CIT Group, Inc.	290,000	13,288
Cullen-Frost Bankers, Inc. (d)	200,000	9,720
Doral Financial Corp. (d)	335,000	16,499
Eaton Vance Corp.	250,000	13,037
Legg Mason, Inc. (d)	200,000	14,652
SEI Investments Co.	275,000	11,531
St. Joe Co.	155,000	9,951

		97,565

Healthcare 18.3%
Advanced Medical Optics, Inc. (a)(d)	250,000	10,285
Barr Laboratories, Inc. (a)	150,000	6,831
Inamed Corp. (a)	200,000	12,650
Invitrogen Corp. (a)(d)	130,000	8,727
Kinetic Concepts, Inc. (a)	200,000	15,260
Kos Pharmaceuticals, Inc. (a)	250,000	9,410
Martek Biosciences Corp. (a)	200,000	10,240
Medicis Pharmaceutical Corp. ‘A’	275,000	9,655
MGI Pharma, Inc. (a)(d)	350,000	9,803
Nektar Therapeutics, Inc. (a)	200,000	4,048
OSI Pharmaceuticals, Inc. (a)	40,000	2,994
PacifiCare Health Systems, Inc. (a)	225,000	12,717
Quest Diagnostics, Inc. (d)	135,000	12,899
Renal Care Group, Inc. (a)	250,000	8,998
St. Jude Medical, Inc. (a)	320,000	13,418
Varian Medical Systems, Inc. (a)(d)	400,000	17,296
Zimmer Holdings, Inc. (a)	120,000	9,614

		174,845

Materials & Processing 4.5%

Ecolab, Inc. (d)	375,000	13,174
Freeport-McMoran Copper & Gold, Inc. ‘B’ (d)	180,000	6,881
Great Lakes Chemical Corp.	200,000	5,698
Masco Corp.	250,000	9,133
Vulcan Materials Co. (a)	140,000	7,645

		42,531

Technology 29.1%

Advanced Micro Devices, Inc. (a)(d)	400,000	8,808
Altera Corp. (a)(d)	345,000	7,142
Apple Computer, Inc. (a)	175,000	11,270
Avaya, Inc. (a)	750,000	12,900
Avid Technology, Inc. (a)	50,000	3,088
Brocade Communications Systems, Inc. (a)	1,375,000	10,505
CheckFree Corp. (a)	265,000	10,091
Citrix Systems, Inc. (a)	375,000	9,199
Comverse Technology, Inc. (a)	500,000	12,225
Diebold, Inc.	150,000	8,360
Dun & Bradstreet Corp. (a)	200,000	11,930
Extreme Networks, Inc. (a)	1,000,000	6,550
Fisher Scientific International, Inc. (a)(d)	175,000	10,917
IAC/InterActiveCorp. (a)(d)	285,000	7,872
Integrated Circuit Systems, Inc. (a)	375,000	7,845
Juniper Networks, Inc. (a)	350,000	9,517
Macromedia, Inc. (a)	255,000	7,936
Marvell Technology Group Ltd. (a)	320,000	11,350
Mercury Interactive Corp. (a)(d)	270,000	12,299
Microchip Technology, Inc.	305,000	8,131
NAVTEQ Corp. (a)	222,619	10,321
Sigmatel, Inc. (a)	155,000	5,507
Silicon Image, Inc. (a)	300,000	4,938
SINA Corp. (a)(d)	145,000	4,649
Symantec Corp. (a)	490,000	12,622
Tessera Technologies, Inc. (a)	345,500	12,856
TIBCO Software, Inc. (a)	650,000	8,671
Trimble Navigation Ltd. (a)	325,000	10,738
VERITAS Software Corp. (a)	325,000	9,279
Waters Corp. (a)	200,000	9,358

		276,874

Transportation 2.2%

CSX Corp.	150,000	6,012
Expeditors International Washington, Inc.	195,000	10,897
Teekay Shipping Corp.	100,000	4,211

		21,120

Total Common Stocks (Cost $689,236)		933,573

	# of Contracts

PURCHASED CALL OPTIONS 0.2%

Nasdaq 100 Index Fund
Strike @ 1600.000 Exp. 01/22/2005	375	847
Strike @ 1625.000 Exp. 01/22/2005	250	888

Total Purchased Call Options (Cost $1,994)		1,735

	Principal Amount (000s)	Value

SHORT-TERM INSTRUMENTS 17.5%

Collateral Invested for Securities on Loan (c) 15.3%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	15,000	14,993
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	2,000	1,996
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	2,849	2,843
2.375% due 01/27/2005	4,000	3,992
2.414% due 03/01/2005	1,000	994
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	34,500	34,500
CC USA, Inc.
2.308% due 07/05/2005 (b)	5,000	5,006
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.	25,000	25,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	2,000	2,000
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	2,000	2,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	15,000	14,999
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	5,000	4,998
2.393% due 08/16/2005 (b)	1,000	1,000
Suntrust Bank
2.000% due 01/03/2005	484	484

		145,793

Repurchase Agreement 2.2%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 02/01/2011 valued at $21,793. Repurchase proceeds are $21,366.)	21,363	21,363

Total Short-Term Instruments (Cost $167,170)		167,156

Total Investments 115.7% (Cost $858,400)		$1,102,464

Written Options (e) (0.1%) (Premiums $267)		(720)

Other Assets and Liabilities (Net) (15.6%)		(148,817)

Net Assets 100.0%		$952,927

56  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $140,956; cash collateral of $145,603 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - AMEX Coach, Inc.	$55.000	02/19/2005	$500	$58	$175
Call - AMEX Harman International Industry, Inc.	145.000	01/22/2005	250	30	4
Call - AMEX MGM Mirage, Inc.	65.000	01/22/2005	500	34	397
Call - AMEX Polaris Industry, Inc.	70.000	03/19/2005	250	41	64
Call - AMEX Varian Medical Systems, Inc.	45.000	02/19/2005	500	47	58
Call - AMEX Whole Foods Market, Inc.	105.000	01/22/2005	500	39	11
Call - PHIX Zimmer Holdings, Inc.	90.000	03/19/2005	125	18	11

				$267	$720

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  57

Schedule of Investments

PEA Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.3%

Aerospace 4.5%
Boeing Co.	3,062,300	$158,535

Capital Goods 10.7%

ABB Ltd. (a)	10,300,000	57,887
General Electric Co.	3,350,800	122,304
Honeywell International, Inc.	3,240,000	114,728
Tyco International Ltd. (d)	2,442,100	87,281

		382,200

Communications 0.2%

Nextel Communications, Inc. ‘A’ (a)	280,000	8,400

Consumer Discretionary 4.8%

J.C. Penney Co., Inc.	1,779,100	73,655
Navistar International Corp. (a)	850,300	37,396
Sony Corp.	1,487,700	58,087

		169,138

Consumer Services 4.9%

Liberty Media Corp. ‘A’ (a)	15,627,599	171,591
Time Warner, Inc. (a)(d)	120,000	2,333

		173,924

Consumer Staples 8.9%

Altria Group, Inc.	3,045,000	186,050
Cadbury Schweppes PLC (a)	2,600,000	24,207
Safeway, Inc. (a)	5,402,600	106,647

		316,904

Energy 0.1%

YUKOS SP - ADR (a)(d)	1,065,400	3,196

Environmental Services 1.5%

Waste Management, Inc.	1,740,000	52,096

Financial & Business Services 28.6%

Bank of America Corp.	2,782,214	130,736
Citigroup, Inc.	3,580,000	172,484
Fannie Mae (d)	2,692,200	191,712
Freddie Mac	2,338,600	172,355
Genworth Financial, Inc. ‘A’	1,774,200	47,903
J.P. Morgan Chase & Co.	4,073,200	158,896
Lehman Brothers Holdings, Inc. (d)	130,000	11,372
Merrill Lynch & Co., Inc. (d)	1,750,000	104,598
Prudential Financial, Inc.	230,000	12,641
St. Paul Travelers Cos., Inc.	350,583	12,996

		1,015,693

Healthcare 4.5%

Bristol-Myers Squibb Co.	40,000	1,025
Merck & Co., Inc. (d)	1,110,000	35,675
Schering-Plough Corp.	5,957,300	124,389

		161,089

Materials & Processing 3.0%

Abitibi-Consolidated, Inc.	5,638,700	38,873
Alcan, Inc. (d)	1,168,316	57,294
Alcoa, Inc. (a)	100,000	3,142
International Paper Co. (d)	170,000	7,140

		106,449

Technology 8.3%

Avnet, Inc. (a)	1,596,100	29,113
Electronic Data Systems Corp. (d)	1,280,000	29,568
Hewlett-Packard Co. (d)	4,558,000	95,581
Micron Technology, Inc. (a)(d)	2,739,077	33,828
Nokia Corp. SP - ADR (a)(d)	100,000	1,567
Sanmina-SCI Corp. (a)	9,228,500	78,165
Teradyne, Inc. (a)	1,500,900	25,620

		293,442

Utilities 0.3%

Korea Electric Power Corp. (a)	447,000	11,560

Total Common Stocks (Cost $2,463,260)		2,852,626

EXCHANGE-TRADED FUNDS 4.3%

Index Funds 4.3%

iShares Russell 1000 Value Index Fund (d)	1,730,000	114,820
SPDR Trust (d)	327,000	39,525

Total Exchange-Traded Funds (Cost $134,089)		154,345

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.3%

Industrials 0.3%

Micron Technology, Inc.
2.500% due 02/01/2010 (a)(d)	$2,760	3,277
Tyco International Group S.A.
2.750% due 01/15/2018 (a)	3,000	4,770
3.125% due 01/15/2023 (a)	1,500	2,528

Total Convertible Bonds & Notes (Cost $7,260)		10,575

SHORT-TERM INSTRUMENTS 21.8%

Collateral Invested for Securities on Loan (c) 7.1%

Bavaria TRR Corp.
2.334% due 01/06/2005	8,000	7,996
2.401% due 01/06/2005	20,000	19,991
2.404% due 01/20/2005	10,200	10,185
2.395% due 01/28/2005	33,000	32,932
Bavaria Universal Funding Corp.
2.375% due 01/18/2005	3,424	3,416
2.375% due 01/27/2005	20,000	19,960
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	11,500	11,500
CC USA, Inc.
2.308% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding Corp.
2.375% due 01/31/2005	5,000	4,989
2.023% due 07/08/2005 (b)	5,000	5,000
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	20,000	20,004
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	25,000	24,998
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
K2 LLC
2.393% due 09/15/2005 (b)	15,000	14,998
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	10,000	9,997
2.393% due 08/16/2005 (b)	10,000	9,997
Sheffield Receivables Corp.
2.345% due 01/13/2005	1,000	998
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
Suntrust Bank
2.000% due 01/03/2005	499	499

		251,496

Repurchase Agreement 14.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 3.000% - 6.250% due 02/15/2008 - 07/15/2032 valued at $508,770 and Federal Home Loan Bank 3.040% due 04/02/2018 valued at $24,483. Repurchase proceeds are $522,839.)	522,756	522,756

Total Short-Term Instruments (Cost $774,262)		774,252

Total Investments (e) 106.7% (Cost $3,378,871)		$3,791,798

Other Assets and Liabilities (Net) (6.7%)		(239,720)

Net Assets 100.0%		$3,552,078

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $244,412; cash collateral of $251,417 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $151,741, which represents 4.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

58  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Dividend Value, NFJ International Value Fund, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Asset Allocation, NFJ Dividend Value, NFJ International Value Fund, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized

12.31.04  |  PIMCO Funds Semi-Annual Report  59

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund — $3,227; NFJ Dividend Value Fund —$13,040; NFJ International Value Fund — $3,198; NFJ Small-Cap Value Fund — $83,766; PEA Growth & Income Fund — $6,047; PEA Growth Fund — $12,088; PEA Renaissance Fund — $301,069; PEA Target Fund — $11,220; and PEA Value Fund — $138,583.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $368,007. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to

60  PIMCO Funds Semi-Annual Report  |  12.31.04

the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisor and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
Fund	All Classes	Inst’l Class		Admin. Class	Class A, B and C(2)	Class D	Class R
Asset Allocation Fund	0.00%	0.15	%(1)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.50%
CCM Emerging Companies Fund	1.25%	0.25%		0.25%	N/A	N/A	N/A
CCM Focused Growth Fund	0.45%	0.25%		N/A	N/A	N/A	N/A
CCM Mid-Cap Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.50%
NFJ Dividend Value Fund	0.45%	0.25%		0.25%	0.50%	0.50%	0.50%
NFJ International Value Fund	0.00%	0.40%		N/A	N/A	N/A	N/A
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A	0.50%	0.50%	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%	0.40%	0.40%	0.50%
PEA Growth Fund	0.50%	0.25%		0.25%	0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%		0.25%	0.50%	0.50%	0.50%
RCM Innovation Fund	0.65%	0.25%		0.25%	0.40%	0.40%	N/A
PEA Opportunity Fund	0.65%	0.25%		0.25%	0.40%	N/A	N/A
PEA Renaissance Fund	0.60%	0.25%		0.25%	0.40%	0.40%	0.50%
PEA Target Fund	0.55%	0.25%		0.25%	0.40%	0.40%	N/A
PEA Value Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.50%

(1)	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.
(2)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption

  12.31.04  |  PIMCO Funds Semi-Annual Report  61

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $4,532,380 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

62  PIMCO Funds Semi-Annual Report  |  12.31.04

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
Asset Allocation Fund	$28,460	$6,212
CCM Capital Appreciation Fund	473,053	529,753
CCM Emerging Companies Fund	475,052	398,180
CCM Focused Growth Fund	1,820	1,383
CCM Mid-Cap Fund	428,775	476,429
NFJ Dividend Value Fund	164,164	54,817
NFJ International Value Fund	625	600
NFJ Large-Cap Value Fund	6,245	2,390
NFJ Small-Cap Value Fund	373,950	239,907
PEA Growth & Income Fund	9,077	16,474
PEA Growth Fund	109,750	200,927
RCM Innovation Fund	352,586	503,991
PEA Opportunity Fund	221,820	259,328
PEA Renaissance Fund	1,459,256	1,902,984
PEA Target Fund	422,741	491,323
PEA Value Fund	1,021,425	602,460

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	PEA Growth Fund	PEA Target Fund
	Premium
Balance at 06/30/2004	$0	$0
Sales	1,593	2,417
Closing Buys	(1,296)	(2,150)
Expirations	(78)	0

Balance at 12/31/2004	$219	$267

6. Underlying Funds

The Asset Allocation Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Adviser, a wholly owned indirect subsidiary of Allianz Global Investors L.P., serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company LLC (“PIMCO”), is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the Underlying Bond Funds.

7. Risk Factors of the Asset Allocation Fund

Investing in the Underlying Funds through the Asset Allocation Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

12.31.04  |  PIMCO Funds Semi-Annual Report  63

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Emerging Companies Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	53	$568	234	$2,374	857	$14,235	3,614	$56,874	4,786	$108,392	7,822	$180,175
Administrative Class	0	0	42	418	1,279	20,971	3,212	49,383	674	14,441	2,004	44,709
Other Classes	4,159	43,989	14,402	146,060	2,806	45,346	5,602	83,719	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	1	12	2	16	72	1,298	0	0	2,208	49,646	1,301	27,940
Administrative Class	0	0	8	83	69	1,226	0	0	208	4,526	92	1,910
Other Classes	142	1,570	158	1,652	38	648	0	0	0	0	0	0

Cost of shares redeemed

Institutional Class	(31)	(337)	(178)	(1,788)	(4,724)	(77,814)	(2,826)	(44,725)	(1,452)	(32,535)	(2,965)	(67,498)
Administrative Class	0	0	(1,531)	(15,964)	(973)	(15,865)	(2,243)	(35,306)	(324)	(7,086)	(2,306)	(52,635)
Other Classes	(2,469)	(26,090)	(2,982)	(30,614)	(2,751)	(43,021)	(5,389)	(81,505)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	1,855	$19,712	10,155	$102,237	(3,327)	$(52,976)	1,970	$28,440	6,100	$137,384	5,948	$134,601

	NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	80	$1,209	64	$887	2,951	$85,360	5,405	$133,322	43	$329	461	$3,439
Administrative Class	0	0	0	0	4,577	128,732	6,111	152,333	3	17	9	63
Other Classes	336	4,968	670	9,332	11,265	314,147	33,774	803,358	737	5,580	4,731	33,408

Issued as reinvestment of distributions

Institutional Class	14	211	4	49	707	20,981	160	3,939	2	13	18	132
Administrative Class	0	0	0	0	686	19,875	86	2,079	0	1	2	12
Other Classes	29	441	3	37	4,029	115,396	1,058	25,389	21	159	76	553

Cost of shares redeemed

Institutional Class	(14)	(214)	(29)	(401)	(577)	(16,362)	(2,989)	(74,497)	(253)	(1,964)	(450)	(3,348)
Administrative Class	0	0	0	0	(1,019)	(27,981)	(2,072)	(50,379)	(10)	(79)	(53)	(374)
Other Classes	(118)	(1,736)	(145)	(2,032)	(8,901)	(243,929)	(18,779)	(463,294)	(1,602)	(11,926)	(4,297)	(30,671)

Net increase (decrease) resulting from Fund share transactions	327	$4,879	567	$7,872	13,718	$396,219	22,754	$532,250	(1,059)	$(7,870)	497	$3,214

64  PIMCO Funds Semi-Annual Report  |  12.31.04

	CCM Focused Growth Fund				CCM Mid-Cap Fund				NFJ Dividend Value Fund				NFJ International Value Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	93	$663	85	$564	1,487	$32,545	2,442	$49,875	1,195	$15,655	2,717	$33,043	0	$0	3	$50
Administrative Class	0	0	0	0	972	21,018	4,902	101,209	23	294	34	408	0	0	0	0
Other Classes	0	0	0	0	2,335	49,854	4,626	89,443	9,815	124,326	16,369	192,705	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	0	3	0	0	0	0	0	0	147	1,947	122	1,460	26	384	12	147
Administrative Class	0	0	0	0	0	0	0	0	3	38	3	36	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	362	4,736	177	2,081	0	0	0	0

Cost of shares redeemed

Institutional Class	(58)	(409)	(60)	(378)	(3,216)	(67,478)	(5,188)	(105,613)	(406)	(5,302)	(557)	(6,379)	0	0	0	0
Administrative Class	0	0	0	0	(1,274)	(26,537)	(2,856)	(58,712)	(45)	(591)	(24)	(273)	0	0	0	0
Other Classes	0	0	0	0	(2,093)	(43,272)	(4,405)	(84,739)	(1,723)	(21,690)	(1,944)	(23,075)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	35	$257	25	$186	(1,789)	$(33,870)	(479)	$(8,537)	9,371	$119,413	16,897	$200,006	26	$384	15	$197

	PEA Growth Fund				RCM Innovation Fund				PEA Opportunity Fund				PEA Renaissance Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	14	$247	416	$7,162	992	$15,038	3,974	$66,890	294	$5,148	3,208	$52,150	2,487	$61,107	6,501	$144,310
Administrative Class	0	0	1	12	76	1,140	471	7,822	9	167	56	955	1,686	40,853	5,742	127,487
Other Classes	666	11,843	3,422	59,448	2,915	41,884	15,874	251,821	467	8,506	3,762	63,020	32,911	776,108	103,161	2,237,173

Issued as reinvestment of distributions

Institutional Class	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1

Cost of shares redeemed

Institutional Class	(80)	(1,409)	(1,048)	(18,005)	(1,735)	(26,360)	(1,581)	(26,505)	(1,014)	(17,228)	(4,733)	(79,242)	(3,560)	(86,558)	(3,958)	(89,643)
Administrative Class	(2)	(42)	(8)	(123)	(139)	(2,032)	(447)	(7,413)	(28)	(489)	(123)	(1,830)	(2,190)	(52,651)	(2,596)	(57,564)
Other Classes	(6,067)	(102,391)	(14,355)	(237,513)	(13,217)	(185,575)	(27,070)	(426,952)	(1,876)	(32,255)	(4,446)	(75,442)	(33,360)	(782,306)	(48,269)	(1,043,099)

Net increase (decrease) resulting from Fund share transactions	(5,469)	$(91,752)	(11,572)	$(189,019)	(11,108)	$(155,905)	(8,779)	$(134,337)	(2,148)	$(36,151)	(2,276)	$(40,389)	(2,026)	$(43,447)	60,581	$1,318,665

12.31.04  |  PIMCO Funds Semi-Annual Report    65

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

9. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PEA Target Fund				PEA Value Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	110	$1,915	448	$7,227	6,696	$116,173	6,755	$107,867
Administrative Class	3	31	8	136	2,005	33,981	4,271	67,618
Other Classes	1,768	28,020	7,789	115,215	57,520	968,604	90,875	1,420,217

Issued as reinvestment of distributions

Institutional Class	0	0	0	0	408	7,306	38	571
Administrative Class	0	0	0	0	124	2,178	10	146
Other Classes	0	0	0	0	4,237	73,397	184	2,687

Cost of shares redeemed

Institutional Class	(348)	(5,782)	(366)	(5,957)	(2,144)	(37,203)	(2,072)	(33,363)
Administrative Class	(6)	(95)	(10)	(161)	(1,274)	(21,718)	(618)	(9,579)
Other Classes	(6,972)	(104,195)	(14,445)	(207,868)	(22,765)	(385,833)	(19,479)	(296,954)

Net increase (decrease) resulting from Fund share transactions	(5,445)	$(80,106)	(6,576)	$(91,408)	44,807	$756,885	79,964	$1,259,210

10. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Asset Allocation Fund	$24,759	$(1,216)	$23,543
CCM Capital Appreciation Fund	152,170	(4,066)	148,104
CCM Emerging Companies Fund	114,578	(3,927)	110,651
CCM Focused Growth Fund	566	(4)	562
CCM Mid-Cap Fund	150,889	(1,009)	149,880
NFJ Dividend Value Fund	51,359	(6,006)	45,353
NFJ International Value Fund	618	(4)	614
NFJ Large-Cap Value Fund	2,247	(216)	2,031
NFJ Small-Cap Value Fund	757,419	(8,086)	749,333
PEA Growth & Income Fund	12,704	(1,431)	11,273
PEA Growth Fund	169,323	(14,019)	155,304
RCM Innovation Fund	148,100	(13,466)	134,634
PEA Opportunity Fund	55,004	(3,412)	51,592
PEA Renaissance Fund	1,347,161	(111,655)	1,235,506
PEA Target Fund	249,925	(5,861)	244,064
PEA Value Fund	449,887	(36,960)	412,927

66  PIMCO Funds Semi-Annual Report  |  12.31.04

11. Affiliated Transactions

The Underlying Funds of the Asset Allocation Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended December 31, 2004 (amounts in thousands):

Underlying Fund	Market Value June 30, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value December 31, 2004	Dividend Income	Net Capital and Realized Gain (Loss)
CCM Capital Appreciation	$1,895	$11	$—	$(270)	$2,074	$11	$—
CCM Mid-Cap	1,621	—	—	100	1,803	—	—
Emerging Markets Bond	715	47	—	105	829	44	3
Foreign Bond (U.S. Dollar-Hedged)	2,167	313	—	(9)	2,484	83	20
High Yield	4,340	420	73	312	4,948	159	—
NFJ Small-Cap Value	6,123	639	—	1,958	7,135	210	256
PEA Growth	1,416	—	—	(652)	1,493	—	—
PEA Opportunity	6,116	786	313	1,788	7,198	—	1
PEA Renaissance	15,112	1,790	778	5,163	17,556	—	39
PEA Target	2,149	—	—	(260)	2,298	—	—
PEA Value	13,597	1,728	40	3,335	15,842	362	98
RCM International Growth Equity	27,753	2,511	1,112	6,528	32,699	348	10
RCM Large-Cap Growth	12,184	1,578	238	1,432	14,160	41	(11)
RCM Mid-Cap	11,309	1,859	758	2,601	13,428	—	(6)
Short-Term	3,960	585	—	(5)	4,540	40	10
StocksPLUS	29,021	3,893	583	1,437	33,584	1,108	(97)
Total Return	61,052	12,300	2,317	(20)	71,024	1,747	1,143

	$200,530	$28,460	$6,212	$23,543	$233,095	$4,153	$1,466

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Handleman Co.	5.03%	$20,248	$23,993	0.78%

The aggregate cost and value of this company at December 31, 2004, was $20,248 and $23,993 respectively. Investments in affiliate company represent 0.78% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$168
Net realized gain	$0
Change in unrealized loss	$(1,707)
Purchases	$2,934
Proceeds from sales	$0

12.31.04  |  PIMCO Funds Semi-Annual Report  67

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

11. Affiliated Transactions (Cont.)

An affiliate may include any company in which the PEA Renaissance Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Navistar International Corp.	9.11%	$183,637	$279,691	4.19%
Bowater, Inc.	9.30%	206,003	227,470	3.41%
Swift Transportation Co., Inc.	8.61%	120,410	135,642	2.03%
Sanmina-SCI Corp.	5.95%	214,184	263,765	3.95%
Reliant Energy, Inc.	6.47%	107,825	263,700	3.95%
United Rentals, Inc.	6.48%	82,532	95,364	1.43%
Visteon Corp.	6.01%	79,218	76,082	1.14%
Kulicke & Soffa Industries, Inc.	5.61%	16,542	24,849	0.37%
Crompton Corp.	5.90%	42,577	79,902	1.20%
Payless Shoesource, Inc.	5.73%	44,533	48,031	0.72%
Cooper Tire & Rubber Co.	5.54%	82,890	89,325	1.34%
AMR Corp.	5.07%	73,901	89,309	1.34%

		$1,254,252	$1,673,130	25.07%

The aggregate cost and value of these companies at December 31, 2004, was $1,254,252 and $1,673,130 respectively. Investments in affiliate companies represent 25.07% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$4,317
Net realized loss	$(2,653)
Change in unrealized gain	$174,414
Purchases	$258,374
Proceeds from sales	$26,849

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issues at December 31, 2004. Therefore, the cost and market value of the affiliate disclosure amounts include both acquisitions of new investments holdings that became affiliates during the current period.

12. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

68  PIMCO Funds Semi-Annual Report  |  12.31.04

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

12.31.04  |  PIMCO Funds Semi-Annual Report  69

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

13. Repayment by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 12 Regulatory and Litigation Matters), PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000.

PAFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused certain the Funds’ ownership of other investment companies to exceed the certain Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. PAFM and the Trustees reviewed the transactions, and PAFM has reimbursed the Funds for losses identified in that review.

14. Subsequent Events

Effective January 1, 2005, the PEA Innovation Fund has been renamed the RCM Innovation Fund. A special meeting of the shareholders of the RCM Innovation Fund is scheduled to be held at the offices of PA Distributors LLC on April 21, 2005, to vote on the proposed merger of the RCM Innovation Fund into the RCM Global Technology Fund.

Effective close of business on February 11, 2005, Oppenheimer Capital LLC assumed management of the PEA Renaissance Fund and PEA Value Fund. These portfolios were previously sub-advised by PEA Capital LLC, also a member of the Allianz Global Investors group of companies.

In connection with these changes, the Funds have been renamed the OpCap Renaissance Fund and the OpCap Value Fund. The two Funds will be overseen by Oppenheimer Capital CIO Colin Glinsman. Mr. Glinsman, who has 25 years of investment experience, will be working with Lois Roman and Louis Goldstein on OpCap Renaissance Fund and will be the lead manager for OpCap Value Fund. Both Funds will continue to be managed in accordance with their current investment objectives and policies.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse certain the Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to in Note 13 above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the certain Funds.

70  PIMCO Funds Semi-Annual Report  |  12.31.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., PEA Capital LLC (Effective January 1, 2005, the new Sub Adviser for RCM Innovation is RCM Capital Management LLC)

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest, 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-927-4648.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, call 1-800-927-4648 (1-800-498-5413 starting April 1).

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report	15-20440-04

Semi-Annual Report

12.31.04

PIMCO NACM Stock Funds

Multi-Manager Series Share Classes Ins Institutional Adm Administrative	GROWTH STOCK FUND NACM Growth Fund VALUE STOCK FUND NACM Flex-Cap Value Fund	GLOBAL STOCK FUND NACM Global Fund INTERNATIONAL STOCK FUNDS NACM International Fund NACM Pacific Rim Fund

Effective April 1, 2005,

the Multi-Manager Series

stock funds will be re-named

the Allianz Funds–please see

the back cover for more information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name—PIMCO Advisors—will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, call us at 1-800-927-4648 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

PIMCO NACM Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Admin) is one of the Fund’s oldest share classes. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-800-927-4648.

Information about how the Funds voted proxies relating to portfolio securities held during the fiscal year July 1, 2003 through June 30, 2004 is available upon request, by calling the Trust at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-927-4648 and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-866-746-2606. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO NACM Funds Semi-Annual Report  |  12.31.04  5

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in the stocks of U.S. companies that are, in the opinion of the manager, undervalued in the market place.

•	The Fund’s Institutional Shares returned 13.61% for the six months ended December 31, 2004. The Fund outperformed its benchmark, the Russell 3000 Value Index, which rose 12.19% over the same period.

•	The U.S. stock market turned in strong performance during the second half of 2004, with gains concentrated in the fourth quarter. Value stocks (Russell 3000 Value Index) rose 12.19%, while growth stocks (Russell 3000 Growth Index) advanced 3.86%. Within the value segment of the market, mid-caps (Russell Mid-Cap Value Index) were the best performers, climbing 15.43%.

•	The Fund’s relative return benefited from stock selection in the health care sector, where Endologix was a top performer. The company, which provides therapies that treat cardiovascular disease, received U.S. approval for its next-generation stent graft. Issue selection was also strong among industrials and consumer discretionary companies. For example, Ultralife Batteries, a battery manufacturer, saw gains on the news that it had won a major contract with the Department of Defense.

•	Although the Fund outperformed its benchmark during the period, stock selection in the information technology sector weighed on relative results. Semiconductor bellwether Intel was a position that lagged, as the company warned investors that its third-quarter sales would come in lower than expected. An underweight in utilities was also unfavorable. Utilities were the best-performing stocks in the Russell 3000 Value Index as their relatively high dividends made them attractive to investors.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NACM Flex-Cap Value Fund Institutional Class (Inception 07/19/02)	13.61%	20.93%	—	—	28.18%
PIMCO NACM Flex-Cap Value Fund Administrative Class (Inception 07/19/02)	13.45%	20.54%	—	—	27.84%
Russell 3000 Value Index	12.19%	16.94%	—	—	—
Lipper Multi-Cap Value Fund Average	9.68%	14.39%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin Shares
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,136.10	$1,134.50	$1,020.37	$1,019.11
Expenses Paid During Period	$5.17	$6.51	$4.89	$6.16

For each class of the Fund, expenses are equal to the expense ratio for the class (0.96% for Institutional Class, 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Flex-Cap Value Fund Institutional Class Shares	Russell 3000 Value Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,031,083	5,033,500
9/30/2002	4,418,295	4,487,869
10/31/2002	4,800,178	4,801,122
11/30/2002	5,253,108	5,108,874
12/31/2002	5,020,990	4,887,149
1/31/2003	4,903,275	4,767,413
2/28/2003	4,726,703	4,638,217
3/31/2003	4,803,671	4,648,884
4/30/2003	5,224,727	5,060,311
5/31/2003	5,573,344	5,400,364
6/30/2003	5,618,619	5,469,488
7/31/2003	5,763,499	5,564,657
8/31/2003	5,917,434	5,660,369
9/30/2003	5,917,434	5,604,332
10/31/2003	6,379,238	5,955,723
11/30/2003	6,483,371	6,048,037
12/31/2003	6,749,833	6,408,500
1/31/2004	6,988,392	6,529,621
2/29/2004	7,198,886	6,668,702
3/31/2004	7,161,465	6,622,021
4/30/2004	6,936,938	6,445,875
5/31/2004	7,002,425	6,512,268
6/30/2004	7,184,853	6,679,633
7/31/2004	6,946,294	6,567,415
8/31/2004	6,983,715	6,658,702
9/30/2004	7,128,721	6,775,229
10/31/2004	7,367,281	6,887,021
11/30/2004	7,849,078	7,257,542
12/31/2004	8,162,613	7,494,138

Sector Breakdown *

Financial & Business Services	34.6%
Short-Term Instruments	12.5%
Technology	11.4%
Capital Goods	8.1%
Healthcare	6.0%
Consumer Services	5.2%
Other	22.2%

*	% of total investments as of Dec. 31, 2004

6  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Institutional Shares returned 11.16% for the six months ended December 31, 2004. This performance trailed the Fund’s benchmark, the MSCI All-Country World Free Index, which rose 11.77% during the same period.

•	Global equity markets performed well in the second half of 2004. Losses in July were erased by gains in each of the subsequent months. Stocks in emerging countries (MSCI Emerging Markets Index) advanced 20.28%, outperforming developed market equities (MSCI World Index), which rose 11.04%. Among developed markets, non-U.S. equities (MSCI EAFE Index) gained 15.10%, outpacing a 7.19% increase in the broad U.S. stock market (S&P 500 Index).

•	Stock selection in Canada and the consumer discretionary sector hurt the Fund’s performance versus the benchmark. Cott, a Canadian beverage producer, and The Walt Disney Company, were holdings that lagged. Actelion, a Swiss biotechnology firm, also under performed.

•	Stock selection in the United States and the information technology and health care sectors helped relative results. Top-performing names included U.S. companies Autodesk and Kinetic Concepts. Autodesk, a publisher of CAD software, raised earnings expectations on increased strength in software upgrades. Kinetic Concepts, a medical products firm specializing in wound care, received attention in the press as a well-positioned company with solid earnings visibility.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NACM Global Fund Institutional Class (Inception 07/19/02)	11.16%	18.69%	—	—	24.72%
PIMCO NACM Global Fund Administrative Class (Inception 07/19/02)	11.07%	18.45%	—	—	24.43%
MSCI All-Country World Free Index	11.77%	15.76%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.87%	14.60%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,111.60	$1,110.70	$1,019.26	$1,018.00
Expenses Paid During Period	$6.28	$7.61	$6.01	$7.27

For each class of the Fund, expenses are equal to the expense ratio for the class (1.18% for Institutional Class, 1.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Global Fund Institutional Class Shares	MSCI All Country World Free Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,060,918	5,013,000
9/30/2002	4,690,722	4,463,074
10/31/2002	5,009,372	4,791,556
11/30/2002	5,309,278	5,053,654
12/31/2002	4,896,587	4,812,595
1/31/2003	4,788,297	4,672,067
2/28/2003	4,665,883	4,590,306
3/31/2003	4,670,591	4,572,863
4/30/2003	5,028,418	4,981,219
5/31/2003	5,400,371	5,271,126
6/30/2003	5,527,494	5,372,332
7/31/2003	5,777,031	5,491,598
8/31/2003	6,106,609	5,621,749
9/30/2003	6,083,068	5,657,728
10/31/2003	6,450,312	6,001,152
11/30/2003	6,487,978	6,092,970
12/31/2003	6,786,805	6,479,264
1/31/2004	6,983,890	6,590,059
2/29/2004	7,170,868	6,711,975
3/31/2004	7,266,884	6,676,402
4/30/2004	6,963,676	6,639,014
5/31/2004	7,019,264	6,654,284
6/30/2004	7,246,670	6,804,671
7/31/2004	6,897,981	6,606,655
8/31/2004	6,897,981	6,659,508
9/30/2004	7,130,441	6,873,944
10/31/2004	7,307,312	7,113,157
11/30/2004	7,888,461	7,606,811
12/31/2004	8,055,414	7,933,143

Country Allocation*

United States	48.2%
Japan	6.3%
Short-Term Instruments	6.2%
United Kingdom	5.3%
Germany	4.3%
France	3.6%
Switzerland	3.5%
Malaysia	3.0%
Other	19.6%

*	% of total investments as of Dec. 31, 2004

PIMCO NACM Funds Semi-Annual Report  |  12.31.04  7

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	NACM Growth Fund seeks long-term capital appreciation by investing primarily in growth stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s Institutional Shares gained 11.25% for the six months ended December 31, 2004. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 3.47% during the same period.

•	After posting modest losses in the third quarter 2004, U.S. equities rallied in the fourth quarter, resulting in strong gains for the full six months. Within the large-cap market, value stocks (Russell 1000 Value Index) and growth stocks (Russell 1000 Growth Index) advanced 12.08% and 3.47%, respectively.

•	Stock selection in the information technology sector was the primary driver of the Fund’s out-performance versus its benchmark. Top-performing companies included Apple Computer and Cognizant Technology, a provider of IT services. Apple Computer experienced robust sales of its iPod and iMac products. Cognizant Technology reported third-quarter revenue growth of nearly 60% compared to the same quarter the previous year. Stock selection in financials was also beneficial, as was an underweight in consumer staples, the worst-performing sector in the large-cap growth market.

•	While relative results were positive, there were a few pockets of weakness. For example, stock selection among telecommunications services companies was negative. An underweight in materials was also unfavorable, as stocks in this sector benefited from rising commodity prices.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NACM Growth Fund Institutional Class (Inception 07/19/02)	11.25%	11.81%	—	—	13.17%
PIMCO NACM Growth Fund Administrative Class (Inception 07/19/02)	11.14%	11.51%	—	—	12.90%
Russell 1000 Growth Index	3.47%	6.30%	—	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,112.50	$1,111.40	$1,021.07	$1,019.81
Expenses Paid During Period	$4.37	$5.69	$4.18	$5.45

For each class of the Fund, expenses are equal to the expense ratio for the class (0.82% for Institutional Class, 1.07% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Growth Fund Institutional Class Shares	Russell 1000 Growth Index
7/31/2002	5,000,000	5,000,000
8/31/2002	5,041,398	5,015,000
9/30/2002	4,710,212	4,494,945
10/31/2002	4,963,201	4,907,131
11/30/2002	5,142,594	5,173,588
12/31/2002	4,655,014	4,816,093
1/31/2003	4,567,617	4,699,062
2/28/2003	4,553,818	4,677,446
3/31/2003	4,691,812	4,764,447
4/30/2003	4,981,601	5,116,540
5/31/2003	5,119,595	5,371,855
6/30/2003	5,174,793	5,445,986
7/31/2003	5,317,387	5,581,592
8/31/2003	5,432,383	5,720,573
9/30/2003	5,285,189	5,659,363
10/31/2003	5,510,580	5,977,419
11/30/2003	5,565,777	6,040,182
12/31/2003	5,572,394	6,249,172
1/31/2004	5,721,239	6,376,656
2/29/2004	5,679,377	6,417,466
3/31/2004	5,563,091	6,298,101
4/30/2004	5,423,549	6,225,043
5/31/2004	5,535,183	6,340,829
6/30/2004	5,600,303	6,420,089
7/31/2004	5,293,309	6,057,354
8/31/2004	5,246,795	6,027,673
9/30/2004	5,507,274	6,084,936
10/31/2004	5,702,634	6,179,861
11/30/2004	6,009,627	6,392,449
12/31/2004	6,230,415	6,643,033

Sector Breakdown *

Technology	35.4%
Healthcare	16.9%
Consumer Discretionary	8.4%
Capital Goods	7.2%
Financial & Business Services	5.8%
Short-Term Instruments	5.5%
Consumer Services	5.3%
Other	15.5%

*	% of total investments as of Dec. 31, 2004

8  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	NACM International Fund seeks maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	The Fund’s Institutional Shares returned 19.34% for the six months ended December 31, 2004. This compared favorably to the Fund’s benchmark, the MSCI EAFE Index, which advanced 15.10% over the same period.

•	Equity prices in non-U.S. developed countries climbed during the second half of 2004. Losses in July were more than offset by gains in each of the next five months. European stocks (MSCI Europe Index) rose 17.39%, and markets in the Pacific region (MSCI Pacific Index) advanced 10.13%.

•	Relative performance was helped by stock selection, which was particularly strong in the United Kingdom, Japan and the industrials and materials sectors. ARM Holdings, a U.K. semiconductor firm, and WMC Resources, an Australian metals producer, were two of the best-performing holdings. Despite a majority of semiconductor companies lowering third-quarter earnings guidance, ARM Holdings reported better-than-expected results. Shares of WMC Resources rose following an unsolicited takeover bid for the company.

•	While performance versus the benchmark was strong, there were a few areas of weakness. For example, an overweight in information technology and stock selection in Switzerland were unfavorable, including the Fund’s position in Converium, a global reinsurance company. Converium announced that its second-quarter results would fall short of expectations due to higher-than-anticipated reserves for U.S. casualty claims.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NACM International Fund Institutional Class (Inception 05/07/01)	19.34%	27.68%	—	—	10.55%
MSCI EAFE Index	15.10%	20.70%	—	—	—
Lipper International Multi-Cap Core Fund Average	14.53%	18.77%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Shares	Institutional Shares
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,193.40	$1,019.06
Expenses Paid During Period	$6.74	$6.21

Expenses are equal to the expense ratio of 1.22% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM International Fund Institutional Class Shares	MSCI EAFE Index
5/31/2001	5,000,000	5,000,000
6/30/2001	4,845,403	4,788,492
7/31/2001	4,711,147	4,699,365
8/31/2001	4,670,464	4,572,126
9/30/2001	4,210,741	4,103,180
10/31/2001	4,377,543	4,207,150
11/30/2001	4,564,687	4,359,024
12/31/2001	4,565,176	4,384,115
1/31/2002	4,376,837	4,149,338
2/28/2002	4,393,214	4,173,177
3/31/2002	4,626,591	4,386,544
4/30/2002	4,696,195	4,406,055
5/31/2002	4,827,213	4,446,937
6/30/2002	4,655,251	4,262,836
7/31/2002	4,229,441	3,838,947
8/31/2002	4,217,158	3,820,765
9/30/2002	3,770,877	3,405,114
10/31/2002	3,946,933	3,585,685
11/30/2002	4,193,195	3,744,202
12/31/2002	4,027,946	3,616,166
1/31/2003	3,891,616	3,463,343
2/28/2003	3,800,729	3,377,669
3/31/2003	3,709,842	3,296,931
4/30/2003	4,127,096	3,606,221
5/31/2003	4,445,200	3,810,250
6/30/2003	4,531,956	3,893,608
7/31/2003	4,643,499	3,983,685
8/31/2003	4,697,205	4,069,738
9/30/2003	4,837,667	4,188,360
10/31/2003	5,106,196	4,446,785
11/30/2003	5,258,959	4,539,215
12/31/2003	5,745,117	4,892,045
1/31/2004	5,867,714	4,959,080
2/29/2004	6,002,992	5,067,377
3/31/2004	6,176,318	5,075,387
4/30/2004	5,964,945	4,945,757
5/31/2004	5,969,173	4,942,416
6/30/2004	6,146,726	5,040,844
7/31/2004	6,002,992	4,873,786
8/31/2004	6,159,408	4,882,517
9/30/2004	6,451,103	5,003,113
10/31/2004	6,641,656	5,170,740
11/30/2004	7,063,206	5,513,889
12/31/2004	7,335,396	5,752,613

Country Allocation

United Kingdom	24.2%
Japan	23.9%
France	9.7%
Sweden	7.2%
Germany	6.2%
Short-Term Instruments	4.3%
Hong Kong	4.0%
Switzerland	3.4%
Netherlands	3.2%
Spain	3.1%
Other	10.8%

*	% of total investments as of Dec. 31, 2004

PIMCO NACM Funds Semi-Annual Report  |  12.31.04  9

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	NACM Pacific Rim Fund seeks long-term growth of capital by investing primarily in the equity securities of companies that are tied economically to countries within the Pacific Rim. The Fund invests in both developed and emerging market countries.

•	The Fund’s Institutional Shares gained 10.82% for the six months ended December 31, 2004. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which returned 10.13% over the same period.

•	Equity markets in the Pacific Rim’s developed countries performed well during the second half of 2004. Gains in the fourth quarter offset third-quarter losses. Australia (MSCI Australia Index) was the best-performing market, advancing 21.17%. Japan (MSCI Japan Index) was the worst performer, rising only 4.00%.

•	The Fund’s relative performance benefited from an underweight in Japan, where the economy was sluggish due to high oil prices and slowing exports to China. Stock selection in Indonesia, Hong Kong and the financials sector was also favorable. One of the best-performing holdings was Bank Rakyat Indonesia, which enjoyed strong loan growth and expanding margins. Other sources of relative strength included stock selection among consumer discretionary and telecommunications services companies.

•	Positive stock selection within the information technology sector was offset by an overweight in the group, which lagged the overall return of the Index. An underweight in Australia also hurt relative performance. The country’s stock market turned in impressive results as its commodity-oriented economy benefited from China’s strong appetite for raw materials.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Since Inception
PIMCO NACM Pacific Rim Fund Institutional Class (Inception 12/31/97)	10.82%	20.95%	-0.38%	—	12.09%
MSCI Pacific Index	10.13%	19.29%	-3.46%	—	—
Lipper Pacific Region Fund Average	11.19%	16.04%	-4.13%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Inst. Shares	Inst. Shares
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,108.20	$1,017.80
Expenses Paid During Period	$7.81	$7.48

Expenses are equal to the expense ratio of 1.47% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Pacific Rim Fund Institutional Class Shares	MSCI Pacific Index
12/31/1997	5,000,000	5,000,000
1/31/1998	5,040,000	5,272,000
2/28/1998	5,172,000	5,461,792
3/31/1998	5,064,000	5,161,393
4/30/1998	4,824,000	5,060,230
5/31/1998	4,148,000	4,717,653
6/30/1998	3,872,000	4,709,161
7/31/1998	3,948,000	4,627,692
8/31/1998	3,564,000	4,081,162
9/30/1998	3,844,000	4,068,510
10/31/1998	4,164,000	4,773,990
11/30/1998	4,512,000	4,994,071
12/31/1998	4,672,000	5,133,905
1/31/1999	4,764,000	5,171,896
2/28/1999	4,588,000	5,071,561
3/31/1999	4,928,000	5,711,592
4/30/1999	5,708,000	6,094,269
5/31/1999	5,876,000	5,732,269
6/30/1999	7,104,000	6,260,784
7/31/1999	7,688,000	6,738,482
8/31/1999	7,932,000	6,671,097
9/30/1999	8,100,000	6,979,969
10/31/1999	8,308,000	7,250,792
11/30/1999	9,716,552	7,611,881
12/31/1999	11,326,802	8,110,460
1/31/2000	11,170,823	7,720,346
2/29/2000	12,794,836	7,552,043
3/31/2000	11,675,460	8,076,910
4/30/2000	10,143,199	7,516,372
5/31/2000	9,482,584	7,080,423
6/30/2000	10,290,003	7,627,739
7/31/2000	9,074,287	6,902,341
8/31/2000	10,730,413	7,279,209
9/30/2000	9,647,738	6,896,323
10/31/2000	9,188,977	6,501,164
11/30/2000	8,952,861	6,276,223
12/31/2000	8,331,730	6,030,195
1/31/2001	8,481,658	6,012,105
2/28/2001	8,021,164	5,756,590
3/31/2001	7,421,451	5,486,031
4/30/2001	7,796,272	5,847,560
5/31/2001	8,149,674	5,825,924
6/30/2001	7,924,781	5,548,027
7/31/2001	7,496,415	5,187,960
8/31/2001	7,132,303	5,066,043
9/30/2001	6,414,789	4,537,655
10/31/2001	6,618,263	4,585,754
11/30/2001	6,971,666	4,718,282
12/31/2001	6,885,993	4,510,206
1/31/2002	6,982,375	4,259,890
2/28/2002	7,314,359	4,374,481
3/31/2002	7,732,017	4,692,943
4/30/2002	7,967,618	4,821,530
5/31/2002	8,288,893	5,075,142
6/30/2002	7,817,690	4,811,235
7/31/2002	7,389,684	4,486,957
8/31/2002	7,174,241	4,455,549
9/30/2002	6,667,951	4,237,227
10/31/2002	6,430,964	4,068,585
11/30/2002	6,743,356	4,217,089
12/31/2002	6,430,964	4,103,227
1/31/2003	6,237,065	3,989,158
2/28/2003	6,064,711	3,993,147
3/31/2003	5,720,003	3,875,748
4/30/2003	5,709,231	3,911,405
5/31/2003	6,269,382	4,104,237
6/30/2003	6,797,216	4,365,267
7/31/2003	7,281,962	4,514,559
8/31/2003	7,895,974	4,919,063
9/30/2003	8,079,100	5,192,071
10/31/2003	8,962,415	5,463,098
11/30/2003	8,639,251	5,336,354
12/31/2003	9,188,630	5,702,428
1/31/2004	9,748,781	5,817,046
2/29/2004	9,964,223	5,865,328
3/31/2004	10,492,058	6,433,092
4/30/2004	10,050,401	6,087,635
5/31/2004	9,781,097	5,931,791
6/30/2004	10,028,856	6,176,774
7/31/2004	9,360,984	5,910,555
8/31/2004	9,608,743	5,988,574
9/30/2004	9,651,832	5,965,818
10/31/2004	9,845,730	6,142,406
11/30/2004	10,567,463	6,493,137
12/31/2004	11,113,508	6,802,211

Country Allocation*

Japan	40.3%
Short-Term Instruments	10.9%
Taiwan	8.9%
Australia	8.0%
Hong Kong	7.5%
South Korea	6.9%
Thailand	3.6%
Malaysia	3.3%
China	3.0%
Other	7.6%

*	% of total investments as of Dec. 31, 2004

10  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

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12.31.04  |  PIMCO NACM Funds Semi-Annual Report  11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Flex-Cap Value Fund

Institutional Class
12/31/2004 +	$15.36	$0.08	(a)	$1.99	(a)	$2.07	$0.00	$(0.83)	$(0.83)
06/30/2004	12.41	0.09	(a)	3.33	(a)	3.42	(0.05)	(0.42)	(0.47)
07/19/2002 - 06/30/2003	10.00	0.11	(a)	2.52	(a)	2.63	(0.05)	(0.17)	(0.22)
Administrative Class
12/31/2004 +	15.31	0.06	(a)	1.98	(a)	2.04	0.00	(0.83)	(0.83)
06/30/2004	12.39	0.05	(a)	3.32	(a)	3.37	(0.03)	(0.42)	(0.45)
07/19/2002 - 06/30/2003	10.00	0.08	(a)	2.52	(a)	2.60	(0.04)	(0.17)	(0.21)

NACM Global Fund

Institutional Class
12/31/2004 +	$14.34	$0.02	(a)	$1.57	(a)	$1.59	$0.00	$(0.61)	$(0.61)
06/30/2004	11.74	(0.01	)(a)	3.55	(a)	3.54	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.01	)(a)	1.80	(a)	1.79	(0.05)	0.00	(0.05)
Administrative Class
12/31/2004 +	14.28	0.00	(a)	1.57	(a)	1.57	0.00	(0.61)	(0.61)
06/30/2004	11.73	(0.04	)(a)	3.53	(a)	3.49	0.00	(0.95)	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.03	)(a)	1.80	(a)	1.77	(0.04)	0.00	(0.04)

NACM Growth Fund

Institutional Class
12/31/2004 +	$12.04	$0.04	(a)	$1.31	(a)	$1.35	$0.00	$(0.29)	$(0.29)
06/30/2004	11.25	(0.01	)(a)	0.93	(a)	0.92	0.00	(0.13)	(0.13)
07/19/2002 - 06/30/2003	10.00	0.00	(a)	1.25	(a)	1.25	0.00	0.00	0.00
Administrative Class
12/31/2004 +	11.98	0.02	(a)	1.31	(a)	1.33	0.00	(0.29)	(0.29)
06/30/2004	11.23	(0.04	)(a)	0.92	(a)	0.88	0.00	(0.13)	(0.13)
07/19/2002 - 06/30/2003	10.00	(0.02	)(a)	1.25	(a)	1.23	0.00	0.00	0.00

NACM International Fund

Institutional Class
12/31/2004 +	$14.54	$0.04	(a)	$1.77	(a)	$1.81	$(0.08)	$0.00	$(0.08)
04/01/2004 - 06/30/2004	14.61	0.11	(a)	(0.18	)(a)	(0.07)	0.00	0.00	0.00
3/31/2004	8.98	0.19	(a)	5.73	(a)	5.92	(0.29)	0.00	(0.29)
03/31/2003	11.30	0.13	(a)	(1.56	)(a)	(1.43)	(0.89)	0.00	(0.89)
05/07/2001 - 03/31/2002	12.50	0.09	(a)	(1.22	)(a)	(1.13)	(0.07)	0.00	(0.07)

NACM Pacific Rim Fund

Institutional Class
12/31/2004 +	$9.31	$0.03	(a)	$0.97	(a)	$1.00	$0.00	$(0.13)	$(0.13)
06/30/2004	6.31	0.01	(a)	2.97	(a)	2.98	0.00	0.00	0.00
06/30/2003	7.30	0.04	(a)	(1.03	)(a)	(0.99)	0.00	0.00	0.00
04/01/2002 - 06/30/2002	7.22	0.00	(l)	0.08		0.08	0.00	0.00	0.00
03/31/2002	6.93	0.05	(l)	0.24		0.29	0.00	0.00	0.00
03/31/2001	25.45	(0.08	)(l)	(7.10)		(7.18)	0.00	(11.34)	(11.34)

12  PIMCO NACM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
NACM Flex-Cap Value Fund

Institutional Class
12/31/2004 +	$0.00		$16.60	13.61%	$1,752	0.96	%*(b)	1.04	%*	93%
06/30/2004	0.00		15.36	27.88	1,542	0.96	(b)	0.61		145
07/19/2002 - 06/30/2003	0.00		12.41	26.53	1,202	0.96	*(b)(u)	1.01	*	173
Administrative Class
12/31/2004 +	0.00		16.52	13.45	18	1.21	*(c)	0.78	*	93
06/30/2004	0.00		15.31	27.54	16	1.20		0.36		145
07/19/2002 - 06/30/2003	0.00		12.39	26.21	13	1.21	*(c)(v)	0.76	*	173

NACM Global Fund

Institutional Class
12/31/2004 +	$0.00		$15.32	11.16%	$1,633	1.18	%*(j)	0.28	%*	90%
06/30/2004	0.01	(a)	14.34	31.10	1,469	1.11	(q)	(0.07)		203
07/19/2002 - 06/30/2003	0.00		11.74	17.96	1,121	1.10	*(m)	(0.08	)*	260
Administrative Class
12/31/2004 +	0.00		15.24	11.07	17	1.43	*(d)	0.03	*	90
06/30/2004	0.01	(a)	14.28	30.69	15	1.36	(r)	(0.32)		203
07/19/2002 - 06/30/2003	0.00		11.73	17.74	12	1.35	*(n)	(0.33	)*	260

NACM Growth Fund

Institutional Class
12/31/2004 +	$0.00		$13.10	11.25%	$1,287	0.82	%*(e)	0.66	%*	143%
06/30/2004	0.00		12.04	8.22	1,157	0.81	(i)	(0.11)		160
07/19/2002 - 06/30/2003	0.00		11.25	12.50	1,070	0.80	*(o)	0.02	*	167
Administrative Class
12/31/2004 +	0.00		13.02	11.14	13	1.07	*(w)	0.40	*	143
06/30/2004	0.00		11.98	7.88	12	1.05		(0.36)		160
07/19/2002 - 06/30/2003	0.00		11.23	12.30	11	1.05	*(p)	(0.22	)*	167

NACM International Fund

Institutional Class
12/31/2004 +	$0.00		$16.27	19.34%	$11,041	1.22	%*(3)	1.25	%*	65%
04/01/2004 - 06/30/2004	0.00		14.54	(0.48)	10,255	1.18	(y)(z)	3.06		29
3/31/2004	0.00		14.61	66.48	10,305	1.35	*(1)(2)	1.55		163
03/31/2003	0.00		8.98	(19.81)	5,581	1.20		1.33		282
05/07/2001 - 03/31/2002	0.00		11.30	(9.02)	910	1.36		0.88		244

NACM Pacific Rim Fund

Institutional Class
12/31/2004 +	$0.00		$10.18	10.82%	$4,063	1.47	%*(x)	0.62	%*	45%
06/30/2004	0.02	(a)	9.31	47.54	8,273	1.43	(t)	0.07		118
06/30/2003	0.00		6.31	(13.05)	5,592	1.46	(k)(s)	0.63		264
04/01/2002 - 06/30/2002	0.00		7.30	1.11	11,575	1.44	*(f)	0.00	*	66
03/31/2002	0.00		7.22	4.18	11,429	1.45	(g)	0.70		390
03/31/2001	0.00		6.93	(36.44)	2,026	1.78	(h)	(0.60)		1180

(+)	Unaudited
(*)	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.35%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.80%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(j)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.10%.
(k)	Ratio of expenses to average net assets excluding tax, interest and non-recurring expenses is 1.40%.
(l)	Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(q)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(r)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.35%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(t)	Ratio of expenses to average net assets excluding tax expense is 1.40%.
(u)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(v)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(w)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.05%.
(x)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.40%.
(y)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 04/01/2004 to 03/31/2005.
(z)	Ratio of expenses to average net assets exluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(1)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 04/01/2003 to 07/28/2003 and 1.39% for the period 07/29/2003 to 03/31/2004.
(2)	Ratio of expenses to average net assets exluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(3)	Ratio of expenses of average net assets excluding non-recurring expenses is 1.00%.

See accompanying notes  |  12.31.04  |  PIMCO NACM Funds Semi-Annual Report  13

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund
Assets:

Investments, at value	$7,899	$9,496	$2,919	$12,031	$56,072
Repurchase agreement, at value	1,133	0	0	0	0
Cash	1	1	1	3	1
Foreign currency, at value	0	0	0	0	494
Security lending interest receivable	0	0	0	0	2
Receivable for investments sold	0	0	0	0	529
Receivable for Fund shares sold	4	174	99	63	349
Interest and dividends receivable	8	8	2	15	147

	9,045	9,679	3,021	12,112	57,594

Liabilities:

Payable for investments purchased	$0	$377	$0	$0	$1,414
Payable for Fund shares redeemed	0	1	0	0	48
Payable for collateral for securities on loan	0	0	0	0	2,460
Accrued investment advisory fee	5	5	1	6	40
Accrued administration fee	3	4	1	4	31
Accrued distribution fee	3	3	1	0	15
Accrued servicing fee	2	1	0	0	10
Other liabilities	0	3	0	1	48

	13	394	3	11	4,066

Net Assets	$9,032	$9,285	$3,018	$12,101	$53,528

Net Assets Consist of:

Paid in capital	$7,639	$8,204	$2,591	$10,143	$47,755
Undistributed (overdistributed) net investment income	254	230	12	(34)	(269)
Accumulated undistributed net realized gain (loss)	61	(84)	(13)	(91)	(705)
Net unrealized appreciation	1,078	935	428	2,083	6,747

	$9,032	$9,285	$3,018	$12,101	$53,528

Net Assets:

Institutional Class	$1,752	$1,633	$1,287	$11,041	$4,063
Administrative Class	18	17	13	0	0
Other Classes	7,262	7,635	1,718	1,060	49,465

Shares Issued and Outstanding:

Institutional Class	106	107	98	678	399
Administrative Class	1	1	1	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$16.60	$15.32	$13.10	$16.27	$10.18
Administrative Class	16.52	15.24	13.02	0.00	0.00
Cost of Investments Owned	$6,821	$8,559	$2,491	$9,947	$49,340

Cost of Repurchase Agreements	$1,133	$0	$0	$0	$0

Cost of Foreign Currency Held	$0	$0	$0	$0	$471

14  PIMCO NACM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund*	NACM Pacific Rim Fund
Investment Income:
Interest	$3	$2	$1	$1	$8
Dividends, net of foreign taxes	66	47	18	88	433
Security lending income	0	0	0	0	4

Total Income	69	49	19	89	445

Expenses:

Investment advisory fees	23	23	6	28	208
Administration fees	16	19	5	14	157
Transfer agent fees	0	0	0	8	0
Distribution and/or servicing fees – Other Classes	20	20	7	0	128
Trustees’ fees	0	0	0	0	2
Audit fee	0	0	0	4	0
Custodian fees	0	0	0	41	0
Interest expense	0	0	0	0	6
Tax expense	0	2	0	0	6
Miscellaneous expense	0	0	0	14	0

Total Expenses	59	64	18	109	507

Reimbursement by Manager	0	0	0	(47)	0

Net Expenses	59	64	18	62	507

Net Investment Income (Loss)	10	(15)	1	27	(62)

Net Realized and Unrealized Gain:

Net realized gain on investments	424	134	2	633	289
Net realized gain on foreign currency transactions	0	46	0	184	129
Net change in unrealized appreciation on investments	479	642	249	935	4,206
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	35

Net Gain	903	822	251	1,752	4,659

Net Increase in Net Assets Resulting from Operations	$913	$807	$252	$1,779	$4,597

*	Prior to October 15, 2004, date of reorganization, NACM International Fund bore expenses on an as-incurred basis including audit fee and custodian fees.

See accompanying notes  |  12.31.04  |  PIMCO NACM Funds Semi-Annual Report  15

Statements of Changes in Net Assets

Amounts in thousands	NACM Flex-Cap Value Fund		NACM Global Fund		NACM Growth Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$10	$0	$(15)	$(23)	$1	$(13)
Net realized gain	424	364	180	508	2	100
Net change in unrealized appreciation (depreciation)	479	393	642	134	249	42

Net increase (decrease) resulting from operations	913	757	807	619	252	129

Distributions to Shareholders:

From net investment income
Institutional Class	0	(5)	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	0	(4)	0	0	0	0

From net realized capital gains
Institutional Class	(83)	(41)	(62)	(91)	(28)	(12)
Administrative Class	(1)	0	(1)	(1)	0	0
Other Classes	(331)	(64)	(273)	(101)	(35)	(14)

Total Distributions	(415)	(114)	(336)	(193)	(63)	(26)

Fund Share Transactions:

Receipts for shares sold
Institutional Class	0	5	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	2,764	4,905	3,351	4,758	544	1,807
Issued as reinvestment of distributions
Institutional Class	83	45	62	91	28	12
Administrative Class	1	0	1	1	0	0
Other Classes	269	52	227	75	29	10
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	(1,104)	(551)	(500)	(1,037)	(463)	(693)
Net increase resulting from Fund share transactions	2,013	4,456	3,141	3,888	138	1,136
Fund Redemption Fee	0	1	0	2	0	1

Total Increase (Decrease) in Net Assets	2,511	5,100	3,612	4,316	327	1,240

Net Assets:
Beginning of period	6,521	1,421	5,673	1,357	2,691	1,451

End of period*	$9,032	$6,521	$9,285	$5,673	$3,018	$2,691

* Including undistributed (overdistributed) net investment income of:	$254	$244	$230	$245	$12	$11

16  PIMCO NACM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

	NACM International Fund			NACM Pacific Rim Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Period from April 1, 2004 to June 30, 2004	Year Ended March 31, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$27	$76	$118	$(62)	$(139)
Net realized gain	817	73	1,783	418	2,846
Net change in unrealized appreciation (depreciation)	935	(202)	1,824	4,241	2,045

Net increase (decrease) resulting from operations	1,779	(52)	3,725	4,597	4,752

Distributions to Shareholders:

From net investment income
Institutional Class	(221)	0	(179)	0	0
Administrative Class	0	0	0	0	0
Other Classes	(3)	0	0	0	0
From net realized capital gains
Institutional Class	(397)	0	0	(42)	0
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	(601)	0

Total Distributions	(621)	0	(179)	(643)	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	0	3	1,004	1,679	84
Administrative Class	0	0	0	0	0
Other Classes	1,028	0	0	15,701	64,538
Issued as reinvestment of distributions
Institutional Class	619	0	179	29	0
Administrative Class	0	0	0	0	0
Other Classes	3	0	0	393	0
Cost of shares redeemed
Institutional Class	(962)	(1)	(5)	(6,042)	(73)
Administrative Class	0	0	0	0	0
Other Classes	0	0	0	(10,262)	(27,333)
Net increase resulting from Fund share transactions	688	2	1,178	1,498	37,216
Fund Redemption Fee	0	0	0	6	105

Total Increase (Decrease) in Net Assets	1,846	(50)	4,724	5,458	42,073

Net Assets:
Beginning of period	10,255	10,305	5,581	48,070	5,997

End of period*	$12,101	$10,255	$10,305	$53,528	$48,070

* Including undistributed (overdistributed) net investment income of:	$(34)	$163	$70	$(269)	$(207)

See accompanying notes  |  12.31.04  |  PIMCO NACM Funds Semi-Annual Report  17

Schedule of Investments

NACM Flex-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 87.5%

Aerospace 1.3%

AAR Corp. (a)	8,900	$121

Capital Goods 8.1%

Dixie Group, Inc. ‘A’ (a)	8,500	143
Dycom Industries, Inc. (a)	3,300	101
Gardner Denver, Inc. (a)	2,400	87
General Electric Co.	11,000	402

		733

Communications 3.7%

Amdocs Ltd. (a)	5,200	137
SBC Communications, Inc.	3,100	80
Verizon Communications, Inc.	2,800	113

		330

Consumer Discretionary 1.9%

Electronics Boutique Holdings Corp. (a)	1,800	77
W.W. Grainger, Inc.	1,400	93

		170

Consumer Services 5.2%

Concorde Career Colleges, Inc. (a)	6,000	122
Dow Jones & Co., Inc.	3,100	134
Lee Enterprises, Inc. (a)	2,300	106
Viacom, Inc. ‘B’	3,000	109

		471

Consumer Staples 2.8%

Altria Group, Inc.	2,400	147
PepsiCo, Inc.	2,000	104

		251

Energy 4.1%

ChevronTexaco Corp.	2,200	116
Exxon Mobil Corp.	4,900	251

		367

Environmental Services 1.2%

Calgon Carbon Corp. (a)	12,300	112

Financial & Business Services 34.6%

Ambac Financial Group, Inc.	1,100	90
American Express Co.	2,700	152
Bank of America Corp.	4,798	226
Bank of New York Co., Inc.	3,900	130
BOK Financial Corp. (a)	2,500	122
Citigroup, Inc.	7,000	337
City National Corp.	1,500	106
DiamondRock Hospitality Co. (a)	9,600	98
Fieldstone Investment Corp.	3,800	66
Goldman Sachs Group, Inc.	1,100	114
JER Investment Trust, Inc. (a)	8,300	125
Knight Trading Group, Inc. (a)	8,900	97
Kohlberg Kravis Roberts & Co. (a)	8,300	87
Lincoln National Corp.	2,200	103
MCG Capital Corp. (a)	6,800	117
Meadowbrook Insurance Group, Inc. (a)	19,800	99
Morgan Stanley Dean Witter & Co.	2,000	111
Peoples Choice Financial Corp. (a)	11,500	115
Procentury Corp. (a)	8,300	103
Provident Senior Living Trust (a)	5,200	83
Radian Group, Inc.	2,200	117
U.S. Bancorp	4,300	135
Wachovia Corp.	2,400	126
Washington Mutual, Inc. (a)	3,100	131
Wells Fargo & Co.	2,100	131

		3,121

Healthcare 6.0%

Endologix, Inc. (a)	16,000	109
Impax Laboratories, Inc. (a)	7,900	125
Pfizer, Inc. (a)	5,200	140
Titan Pharmaceuticals, Inc. (a)	23,800	77
WellPoint, Inc. (a)	800	92

		543

Materials & Processing 3.8%

Air Products & Chemicals, Inc.	1,800	104
Alcan, Inc.	2,300	113
OM Group, Inc. (a)	3,900	126

		343

Technology 11.4%

ADC Telecommunications, Inc. (a)	46,100	124
Dot Hill Systems Corp. (a)	16,500	129
Intel Corp.	5,600	131
International Business Machines Corp.	1,800	177
Microsoft Corp.	4,700	126
Neoware Systems, Inc. (a)	12,700	118
QLogic Corp. (a)	2,600	96
Ultralife Batteries, Inc. (a)	6,700	130

		1,031

Transportation 2.4%

Frozen Food Express Industries, Inc. (a)	9,800	126
PAM Transportation Services, Inc. (a)	4,900	92

		218

Utilities 1.0%

Dominion Resources, Inc.	1,300	88

Total Common Stocks (Cost $6,821)		7,899

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 12.5%

Repurchase Agreement 12.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 1.800% due 08/04/2005 valued at $1,157. Repurchase proceeds are $1,133.)	$1,133	1,133

Total Short-Term Instruments (Cost $1,133)		1,133

Total Investments 100.0% (Cost $7,954)		$9,032

Other Assets and Liabilities (Net) 0.0%		0

Net Assets 100.0%		$9,032

Notes to Schedule of Investments:

(a)	Non-income producing security.

18  PIMCO NACM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NACM Global Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.0%

Barbados 0.8%

Nabors Industries Ltd. (a)	1,500	$77

Bermuda 2.6%

Jardine Matheson Holdings	5,200	83
Tyco International Ltd.	4,450	159

		242

Canada 1.2%

Alcan, Inc.	2,200	108

China 1.3%

Cheung Kong Ltd.	6,000	60
Hongkong and Shanghai Hotels Ltd. (a)	67,000	60

		120

France 3.7%

JC Decaux S.A. (a)	2,954	86
Maroc Telecom (a)	4,703	54
Sanofi-Synthelabo S.A. (a)	1,417	113
Vivendi Universal S.A. (a)	2,760	88

		341

Germany 4.4%

Adidas-Salomon AG (a)	396	64
BASF AG (a)	1,439	104
Hypo Real Estate Holdings AG (a)	1,631	68
SAP AG (a)	562	100
Siemens AG (a)	824	70

		406

Hong Kong 2.9%

Dickson Concepts Ltd.	68,200	92
Lifestyle International Holdings Ltd. (a)	32,000	47
New World Development	51,000	57
Sino Land Co., Ltd.	74,400	74

		270

Indonesia 0.9%

PT Indosat Tbk. (a)	138,500	86

Ireland 2.2%

Anglo Irish Bank Corp.	4,827	117
CRH PLC	3,304	88

		205

Israel 1.1%

Teva Pharmaceutical Industries Ltd. SP - ADR	3,300	99

Italy 0.5%

Geox SpA (a)	5,846	45

Japan 6.4%

Ajinomoto Co., Inc. (a)	5,000	60
Fuji Fire & Marine Insurance (a)	27,000	88
Hokuhoku Financial Group, Inc. (a)	27,000	74
JSR Corp.	2,400	53
Mitsubishi Tokyo Financial Group, Inc. (a)	10	102
Mizuho Financial Group, Inc. (a)	18	91
Nippon Electric Glass Co., Ltd.	2,000	51
Pioneer Corp. (a)	3,800	75

		594

Malaysia 3.1%

Astro All Asia Networks PLC (a)	47,000	67
Commerce Asset-Holding Bhd. (a)	53,400	66
Telekom Malaysia Bhd. (a)	25,100	77
Tenaga Nasional Bhd.	23,000	66
UBS Call Warrant (Public Bank Bhd.) (a)(b)	425,000	8

		284

Mexico 1.4%

America Movil S.A. de C.V. SP - ADR	2,400	126

Netherlands 2.2%

ING Groep NV	3,112	94
Royal Numico NV (a)	3,172	114

		208

Philippines 0.6%

Philippine Long Distance Telephone Co. SP - ADR (a)	2,400	60

South Korea 0.8%

LG Electronics, Inc. (a)	1,220	75

Switzerland 3.5%

Novartis AG (a)	2,041	103
SGS S.A. (a)	104	73
Swiss Life Holding (a)	418	61
UBS AG (a)	1,081	91

		328

Taiwan 0.9%

CSFB Equity Linked Participation Notes (Hon Hai Precision Industry Co., Ltd.) (c)	1,806,100	84
UBS Call Warrant (Yageo Corp.) (a)(d)	400,000	1

		85

Thailand 0.8%

True Corp. PLC (a)	329,400	71

United Kingdom 5.4%

HSBC Holdings PLC	5,200	89
Man Group PLC	2,838	80
Morrison (WM) Supermarkets PLC	32,598	129
Rank Group PLC (a)	17,036	86
Royal Bank of Scotland PLC (a)	3,550	119

		503

United States 49.3%

Advance Auto Parts, Inc. (a)	2,000	87
Allscripts Healthcare Solutions, Inc. (a)	5,900	63
American Healthways, Inc. (a)	2,500	83
American International Group, Inc.	2,600	171
Ansys, Inc. (a)	1,700	54
Apple Computer, Inc. (a)	1,500	97
Autodesk, Inc.	2,500	95
Burlington Resources, Inc.	2,100	91
Carter’s, Inc. (a)	2,300	78
Century Aluminum Co. (a)	2,900	76
Citrix Systems, Inc. (a)	3,900	96
Coach, Inc. (a)	1,800	102
ConocoPhillips	500	43
Dell, Inc. (a)	3,600	152
Dow Chemical Co.	2,000	99
Exxon Mobil Corp.	4,000	205
Freescale Semiconductor, Inc. ‘B’ (a)	3,428	63
General Electric Co.	5,700	208
Gilead Sciences, Inc. (a)	4,200	147
Halliburton Co.	2,400	94
Inamed Corp. (a)	1,100	70
Intel Corp.	4,500	105
ITT Industries, Inc.	800	68
Jabil Circuit, Inc. (a)	3,300	84
Kinetic Concepts, Inc. (a)	2,000	153
Las Vegas Sands Corp. (a)	1,700	82
McAfee, Inc. (a)	2,600	75
McDonald’s Corp.	2,900	93
Microsoft Corp.	7,600	203
Millicom International Cellular S.A. (a)	2,500	57
Morgan Stanley Dean Witter & Co.	1,800	100
News Corp. ‘B’	6,300	121
PETsMART, Inc.	2,800	99
Praxair, Inc.	3,000	132
QUALCOMM, Inc.	2,200	93
Quiksilver, Inc. (a)	3,000	89
Symantec Corp. (a)	3,000	77
Synthes, Inc. (a)	772	86
Texas Instruments, Inc.	4,600	113
TIBCO Software, Inc. (a)	5,400	72
Time Warner, Inc. (a)	7,200	140
Transocean, Inc. (a)	3,100	131
TurboChef Technologies, Inc. (a)	2,167	50
Williams Cos., Inc.	4,297	70
Zimmer Holdings, Inc. (a)	1,400	112

		4,579

Total Common Stocks (Cost $7,975)		8,912

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.3%

Repurchase Agreement 6.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.375% due 07/21/2008 valued at $597. Repurchase proceeds are $584.)	$584	584

Total Short-Term Instruments (Cost $584)		584

Total Investments (e) 102.3% (Cost $8,559)		$9,496

Other Assets and Liabilities (Net) (2.3%)		(211)

Net Assets 100.0%		$9,285

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(c)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(d)	The Warrants entitle the Fund to purchase 1 share of Yaego Corp. for every warrant held at $0.0000001 until October 13, 2005.
(e)	Securities with an aggregate value of $3,294, which represents 35.48% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO NACM Funds Semi-Annual Report  19

Schedule of Investments

NACM Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 91.3%

Aerospace 2.2%

Lockheed Martin Corp.	1,200	$67

Capital Goods 6.9%

Danaher Corp.	1,300	75
General Electric Co.	1,700	62
Ingersoll-Rand Co. ‘A’ (a)	900	72

		209

Communications 2.5%

Sprint Corp.	3,000	75

Consumer Discretionary 8.1%

Home Depot, Inc.	1,800	77
Starbucks Corp. (a)	1,500	94
Target Corp.	1,400	73

		244

Consumer Services 5.2%

Las Vegas Sands Corp. (a)	517	25
Moody’s Corp.	700	61
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	1,200	70

		156

Energy 4.4%

Halliburton Co.	1,900	75
Transocean, Inc. (a)	1,400	59

		134

Financial & Business Services 5.6%

Chicago Mercantile Exchange Holdings, Inc.	400	91
Lehman Brothers Holdings, Inc.	900	79

		170

Healthcare 16.3%

Aetna, Inc. (a)	500	62
Amgen, Inc. (a)	1,100	71
Genentech, Inc. (a)	1,100	60
Johnson & Johnson	1,300	82
Kinetic Concepts, Inc. (a)	800	61
UnitedHealth Group, Inc. (a)	1,000	88
WellPoint, Inc. (a)	600	69

		493

Materials & Processing 3.8%

Dow Chemical Co.	1,200	59
Masco Corp.	1,500	55

		114

Technology 34.3%

Adobe Systems, Inc.	1,200	75
Apple Computer, Inc. (a)	1,400	90
Cognizant Technology Solutions Corp. ‘A’ (a)	1,500	63
eBay, Inc. (a)	800	93
EMC Corp. (a)	5,200	77
Intel Corp.	3,200	75
Juniper Networks, Inc. (a)	2,900	79
Microsoft Corp.	2,800	75
QUALCOMM, Inc.	2,400	102
VERITAS Software Corp. (a)	2,300	66
Xerox Corp. (a)	4,600	78
Xilinx, Inc. (a)	2,000	59
Yahoo!, Inc. (a)	2,700	102

		1,034

Transportation 2.0%

Burlington Northern Santa Fe Corp.	1,300	61

Total Common Stocks (Cost $2,329)		2,757

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.4%

Repurchase Agreement 5.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $166. Repurchase proceeds are $162.)	$162	162

Total Short-Term Instruments (Cost $162)		162

Total Investments 96.7% (Cost $2,491)		$2,919

Other Assets and Liabilities (Net) 3.3%		99

Net Assets 100.0%		$3,018

Notes to Schedule of Investments:

(a)	Non-income producing security.

20  PIMCO NACM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NACM International Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.2%

Australia 2.6%

BHP Billiton Ltd.	9,200	$110
BlueScope Steel Ltd.	31,200	202

		312

Austria 0.3%

Voestalpine AG	400	31

Belgium 0.3%

KBC Bancassurance Holding	500	38

Bermuda 0.2%

Jardine Matheson Holdings	1,600	25

Finland 2.4%

Nokia Corp.	4,344	68
Outokumpu Oyj	4,600	82
Perlos Oyj	3,200	51
Rautaruukki Oyj	4,600	55
Sampo Oyj	2,700	37

		293

France 9.6%

Alcatel Telecommunications S.A.	3,400	53
Compagnie Generale des Etablissements Michelin ‘B’	1,500	96
France Telecom S.A.	1,400	46
PSA Peugeot Citroen	3,500	222
Renault S.A.	2,937	246
Sanofi-Synthelabo S.A.	400	32
Societe Generale S.A.	611	62
TotalFinaElf S.A.	1,298	284
Vinci S.A.	900	121

		1,162

Germany 6.2%

BASF AG	1,100	79
Deutsche Bank AG	2,000	178
Deutsche Telekom AG (a)	3,000	68
Hannover Rueckversicherung AG	3,000	117
Merck KGaA	400	28
Puma AG Rudolf Dassler Sport	150	41
Rheinmetall AG	600	31
Salzgitter AG	1,500	29
Schering AG	500	37
ThyssenKrupp AG	5,400	119
United Internet AG	900	24

		751

Hong Kong 3.9%

ASM Pacific Technology Ltd.	6,000	22
Cathay Pacific Airways Ltd.	44,000	84
CNOOC Ltd.	234,000	125
Hang Lung Properties Ltd.	33,000	51
Orient Overseas International Ltd.	15,000	57
Shangri-La Asia Ltd.	22,000	32
Sino Land Co., Ltd.	51,000	51
Techtronic Industries Co.	12,000	26
TPV Technology Ltd.	50,000	30

		478

Italy 2.6%

Banca Intesa SpA	4,800	23
Enel SpA	12,293	121
Eni SpA	4,243	106
Milano Assicurazioni SpA	10,400	59

		309

Japan 23.8%

Bridgestone Corp.	3,000	60
Canon, Inc.	1,000	54
Daihatsu Motor Co.	4,000	32
Dainippon Pharmaceutical Co.	3,000	30
Hitachi Ltd.	10,400	73
Honda Motor Co., Ltd.	1,800	94
Ibiden Co., Ltd.	2,100	41
Isuzu Motors Ltd. (a)	11,000	33
Japan Tobacco, Inc.	5	57
JFE Holdings, Inc.	5,800	166
Kawasaki Kisen Kaisha Ltd.	26,000	167
Kayaba Industry Co., Ltd.	5,000	19
KDDI Corp.	19	102
Keyence Corp.	100	22
Kitz Corp.	9,000	51
Kubota Corp.	16,000	79
Makita Corp.	4,000	70
Mitsubishi Corp.	3,000	39
Mitsubishi Tokyo Financial Group, Inc.	2	21
Mitsui OSK Lines Ltd.	18,000	108
Mitsui Trust Holdings, Inc.	3,000	30
Nippon Electric Glass Co., Ltd.	3,000	77
Nippon Oil Corp.	5,000	32
Nippon Steel Corp.	81,000	199
Nippon Suisan Kaisha Ltd.	9,000	30
Nippon Telegraph & Telephone Corp.	3	14
Nippon Yusen Kabushiki Kaisha	31,000	167
Nissan Motor Co., Ltd.	4,900	54
Sankyo Co.	3,000	68
Sanyo Shinpan Finance Co.	900	64
Sumitomo Metal Industries Ltd.	115,000	156
Takeda Chemical Industries	1,832	93
Tokyo Electron Ltd.	1,400	87
Tokyo Gas Co., Ltd.	56,000	230
Toson Corp.	5,000	22
Toyota Motor Credit Corp.	4,325	178
West Japan Railway Co.	14	57

		2,876

Luxembourg 0.8%

Arcelor S.A.	4,100	95

Netherlands 3.2%

ABN AMRO Holdings NV	1,033	27
Fortis (a)	5,700	158
ING Groep NV	4,800	145
Royal P&O Nedlloyd NV	1,300	59

		389

Norway 0.7%

Statoil ASA	5,500	87

Singapore 0.9%

Neptune Orient Lines Ltd.	42,100	77
Total Access Communication PCL	9,000	32

		109

Spain 3.1%

Banco Santander Central Hispano S.A.	6,751	84
Repsol YPF S.A.	4,600	120
Telefonica S.A. (a)	9,100	171

		375

Sweden 7.2%

Forenings Sparbanken AB	8,600	214
Nordea Bank AB	19,000	192
Svenska Handelsbanken ‘A’	7,900	206
Telefonaktiebolaget LM Ericsson ‘B’ (a)	19,200	60
TeliaSonera AB	33,500	200

		872

Switzerland 3.3%

Credit Suisse Group	1,200	50
Novartis AG	800	40
Swiss Reinsurance Co. (a)	1,900	135
UBS AG	2,143	180

		405

United Kingdom 24.1%

ARM Holdings PLC	30,300	64
AstraZeneca PLC	6,119	222
Aviva PLC	5,640	68
Barclays Bank PLC	9,705	109
Barratt Developments PLC	6,000	69
BP PLC	7,501	73
Enterprise Inns PLC	6,100	93
GlaxoSmithKline PLC	12,226	287
HBOS Treasury Services PLC	16,488	268
HSBC Holdings PLC	1,900	32
Imperial Tobacco Group PLC	6,900	189
Intercontinental Hotels Group PLC	4,279	53
Laird Group PLC	4,100	26
Lloyds TSB Group PLC	4,266	39
Marconi Corp. PLC (a)	5,600	60
Next PLC	7,600	240
Northern Rock PLC	1,900	28
Persimmon PLC	5,700	76
Reuters Group PLC	3,100	22
Royal Bank of Scotland PLC	6,700	225
Scottish & Southern Energy PLC	5,900	99
Shell Transport & Trading Co., PLC	3,400	29
Smith & Nephew PLC	4,700	48
Tesco PLC	13,300	82
Vodafone Group PLC	98,341	268
Wimpey (George) PLC	7,965	62
Xstrata PLC	4,500	80

		2,911

Total Common Stocks (Cost $9,434)		11,518

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.2%

Repurchase Agreement 4.2%

State Street Bank

1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 05/15/2029 valued at $525. Repurchase proceeds are $513.)	$513	513

Total Short-Term Instruments (Cost $513)		513

Total Investments (b) 99.4% (Cost $9,947)		$12,031

Other Assets and Liabilities (Net) 0.6%		70

Net Assets 100.0%		$12,101

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $11,518, which represents 95.18% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO NACM Funds Semi-Annual Report  21

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 93.3%

Australia 8.4%

AMP Bank Ltd.	116,512	$665
BHP Billiton Ltd.	105,183	1,262
Foster’s Group Ltd.	76,753	349
Macquarie Infrastructure Group	217,531	580
Portman Ltd. (a)	364,380	803
Rio Tinto Ltd.	10,345	318
Westpac Capital Corp.	34,739	529

		4,506

China 3.1%

Aluminum Corp. of China Ltd. (a)	1,056,000	622
Denway Motors Ltd.	1,180,000	421
Sa Sa International Holdings Ltd.	1,168,000	620

		1,663

Hong Kong 7.9%

Dickson Concepts Ltd.	458,800	622
Henderson Land Development Co., Ltd.	94,000	490
Hong Kong Exchange & Clearing Ltd.	392,000	1,052
New World Development	483,000	540
Shangri-La Asia Ltd.	363,150	532
Sino Land Co., Ltd.	611,949	606
ZTE Corp. ‘H’ (a)	112,400	364

		4,206

India 0.9%

Satyam Computer Services Ltd. SP - ADR	20,200	487

Indonesia 2.3%

PT Bank Pan Indonesia Tbk.	3,250,536	147
PT Bank Rakyat Indonesia Tbk.	1,585,500	492
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	1,338,000	206
PT Telekomunikasi Indonesia Tbk.	719,500	374

		1,219

Japan 42.3%

Asahi Glass Co., Ltd.	72,000	796
Bank of Yokohama Ltd. (a)	126,000	794
Canon, Inc.	12,100	657
Fuji Photo Film Co.	13,000	481
Funai Electric Co., Ltd. (a)	2,200	274
Hoya Corp.	6,200	701
Ito-Yokado Co.	17,000	715
Kinden Corp. (a)	63,000	473
Komeri Co., Ltd.	14,800	403
Kyocera Corp.	7,600	587
Leopalace21 Corp. (a)	29,500	520
Marubeni Corp. (a)	258,000	715
Matsushita Electric Industrial Co., Ltd.	35,000	561
Mitsubishi Tokyo Financial Group, Inc. (a)	99	1,014
Mizuho Financial Group, Inc. (a)	435	2,205
Murata Manufacturing Co., Ltd.	7,000	392
Nissan Motor Co., Ltd.	55,000	605
NTT DoCoMo, Inc.	283	523
NTT Urban Development Corp. (a)	30	131
Obayashi Corp.	80,000	505
Sega Sammy Holdings, Inc. (a)	11,960	657
Sumitomo Bakelite Co., Ltd.	62,000	392
Sumitomo Mitsui Financial Group, Inc. (a)	274	2,003
Sumitomo Trust & Banking Co. (a)	143,000	1,037
T & D Holdings, Inc. (a)	8,600	411
TonenGeneral Sekiyu KK	35,000	319
Toyota Motor Credit Corp.	42,300	1,736
UFJ Holdings, Inc. (a)	432	2,645
UMC Japan (a)	742	372

		22,624

Malaysia 3.4%

AMMB Holdings Bhd.	334,860	287
Astro All Asia Networks PLC (a)	378,600	538
Tenaga Nasional Bhd.	351,200	1,007

		1,832

Philippines 0.7%

Ayala Corp.	2,949,400	347

Singapore 2.7%

City Developments Ltd. (a)	76,000	331
City Developments Ltd. Warrants Exp. 05/10/2006 (a)(d)	8,000	22
HI-P International Ltd. (a)	533,000	549
Singapore Exchange Ltd.	316,000	347
Singapore Press Holdings Ltd.	62,500	176

		1,425

South Korea 7.2%

Daishin Securities Co. (a)	34,990	474
Hynix Semiconductor, Inc. (a)	47,480	534
Hyundai Motor Co., Ltd. (a)	9,910	529
Kia Motors Corp. (a)	43,070	453
NCsoft Corp. (a)	5,545	446
Samsung Electronics Co., Ltd.	930	404
Shinhan Financial Group Co., Ltd. (a)	29,610	665
Top Engineering Co., Ltd.	34,766	374

		3,879

Taiwan 9.3%

Advanced Semiconductor Engineering, Inc. (a)	327,993	249
Asustek Computer, Inc. SP - GDR	336,457	882
Cathay Financial Holding Co.	229,000	470
Compeq Manufacturing Co., Ltd. (a)	911,000	303
Eva Airways Corp. (a)	838,853	414
Optimax Technology Corp. (a)	195,000	500
Powerchip Semiconductor Corp. SP - GDR (a)	61,400	510
Siliconware Precision Industries Co. SP - ADR (c)	202,100	829
United Microelectronics Corp. SP - ADR (a)(c)	235,194	830

		4,987

Thailand 3.8%

Bangkok Bank Public Co., Ltd. (a)	171,300	503
Krung Thai Bank Public Co., Ltd. (a)	3,266,200	757
True Corp. PLC (a)	3,598,200	773

		2,033

United States 1.3%

News Corp. ‘B’ (c)	37,149	713

Total Common Stocks (Cost $43,194)		49,921

PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd.	32,000	24

Total Preferred Stock (Cost $19)		24

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.5%

Collateral Invested for Securities on Loan (b) 4.6%

Fortis Funding LLC
2.251% due 01/03/2005	$350	$350
Suntrust Bank
2.000% due 01/03/2005	2,110	2,110

		2,460

Repurchase Agreement 6.9%
State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $3,742. Repurchase proceeds are $3,668.)	3,667	3,667

Total Short-Term Instruments (Cost $6,127)		6,127

Total Investments (e) 104.8% (Cost $49,340)		$56,072

Other Assets and Liabilities (Net) (4.8%)		(2,544)

Net Assets 100.0%		$53,528

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $2,171; cash collateral of $2,456 was received with which the Fund purchased securities.
(d)	The Warrants entitle the Fund to purchase 1 share of City Developments for every warrant held at Singapore Dollar 2.500 until May 10, 2006.
(e)	Securities with an aggregate value of $40,376, which represents 75.43% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

22  PIMCO NACM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Funds managed by Nicholas-Applegate Capital Management. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

12.31.04  |  PIMCO NACM Funds Semi-Annual Report  23

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Flex-Cap Value Fund — $209; NACM Global Fund — $1,433; NACM International Fund — $10,785; and NACM Pacific Rim Fund — $58,428.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $809. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund

24  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital management LLC (the “Sub-Adviser”) to manage each Fund’s investments.

The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee
Fund	All Classes		Inst’l Class		Admin. Class	Class A, B and C(1)	Class D	Class R
NACM Flex-Cap Value Fund	0.65%		0.30%		0.30%	0.50%	0.50%	N/A
NACM Global Fund	0.70%		0.40%		0.40%	0.60%	0.60%	0.60%
NACM Growth Fund	0.50%		0.30%		0.30%	0.50%	0.50%	N/A
NACM International Fund	0.60	%(2)	0.40	%(2)	N/A	0.60%	0.60%	N/A
NACM Pacific Rim Fund	0.90%		0.50%		N/A	0.70%	0.70%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.
(2)	Prior to October 15, 2004, the NACM International Fund’s annual rate was of 0.50% for the Advisor fee, 0.18% for the Administrative Services, 0.18% for the Shareholder Services.

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use

12.31.04  |  PIMCO NACM Funds Semi-Annual Report  25

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $99,427 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class R
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%	—
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.80%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	—

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	12/31/2004
NACM Flex-Cap Value Fund	$84	$0	$0
NACM Global Fund	84	0	0
NACM Growth Fund	84	0	0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place

26  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
NACM Flex-Cap Value Fund	$6,824	$6,077
NACM Global Fund	8,533	5,868
NACM Growth Fund	3,574	3,711
NACM International Fund	6,503	6,910
NACM Pacific Rim Fund	20,234	20,993

5. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
NACM Flex-Cap Value Fund	$1,097	$(19)	$1,078
NACM Global Fund	982	(45)	937
NACM Growth Fund	439	(11)	428
NACM International Fund	2,125	(41)	2,084
NACM Pacific Rim Fund	7,763	(1,031)	6,732

6. Fund Reorganization

PIMCO NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the PIMCO NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

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Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Flex-Cap Value Fund				NACM Global Fund				NACM Growth Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$5	0	$0	0	$0	0	$0	0	$0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	177	2,764	347	4,905	233	3,351	349	4,758	45	544	153	1,807

Issued as reinvestment of distributions

Institutional Class	6	83	3	45	5	62	7	91	2	28	1	12
Administrative Class	0	1	0	0	0	1	0	1	0	0	0	0
Other Classes	17	269	3	52	15	227	5	75	2	29	0	0

Cost of shares redeemed

Institutional Class	0	0	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(75)	(1,104)	(38)	(551)	(36)	(500)	(76)	(1,037)	(41)	(463)	(58)	(693)

Net increase resulting from Fund share transactions	125	$2,013	315	$4,456	217	$3,141	285	$3,888	8	$138	96	$1,136

	NACM International Fund						NACM Pacific Rim Fund
	Six Months Ended 12/31/2004		Period from 04/01/2004 to 06/30/2004		Year Ended 03/31/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$3	69	$1,004	177	$1,679	10	$84
Administrative Class	0	0	0	0	0	0	0	0	0	0
Other Classes	66	1,028	0	0	0	0	1,733	15,701	7,627	64,538

Issued as reinvestment of distributions

Institutional Class	42	619	0	0	14	179	3	29	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0
Other Classes	0	3	0	0	0	0	42	393	0	0

Cost of shares redeemed

Institutional Class	0	(962)	0	(1)	0	(5)	(670)	(6,042)	(8)	(73)
Administrative Class	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	(1,163)	(10,262)	(3,351)	(27,333)

Net increase resulting from Fund share transactions	108	$688	0	$2	83	$1,178	122	$1,498	4,278	$37,216

8. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

28  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

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30  PIMCO NACM Funds Semi-Annual Report  |  12.31.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, 600 West Broadway, San Diego, CA 92101

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/BFDS, you can also call 1-800-927-4648.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, call 1-800-927-4648 (1-800-498-5413 starting April 1).

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report	PZ072S_12502

RCM Funds Semi-Annual Report

December 31, 2004

Institutional and Administrative Share Classes	U.S. Stock Funds RCM LARGE-CAP GROWTH FUND RCM TAX-MANAGED GROWTH FUND RCM MID-CAP FUND	Sector Funds RCM GLOBAL RESOURCES FUND RCM FINANCIAL SERVICES FUND

Global Stock Funds RCM GLOBAL SMALL-CAP FUND RCM GLOBAL TECHNOLOGY FUND

International Stock Funds RCM INTERNATIONAL GROWTH EQUITY FUND RCM EUROPE FUND

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

The RCM Funds are part of the PIMCO Funds: Multi-Manager Series Trust.

Effective April 1, 2005, the Multi-Manager Series stock funds will be re-named the Allianz Funds–please see the inside back cover for more information.

2  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name—PIMCO Advisors—will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, call us at 1-800-927-4648 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

PIMCO RCM Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Admin) is one of the Fund’s oldest share classes. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-800-927-4648.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-927-4648, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N–Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-927-4648. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO RCM Funds Semi-Annual Report  |  12.31.04  5

AN INTERNATIOAL STOCK FUND

PIMCO RCM Europe Fund

•	RCM Europe Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe, or that have at least 50% of their assets in Europe.

•	The Fund’s Institutional Class Shares returned 15.62% for the six-month period ended December 31, 2004. This performance trailed the 17.39% return of the Fund’s benchmark, the MSCI Europe Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. Foreign markets in general outperformed the U.S., with the U.K. leading Europe’s mature markets.

•	Relative performance was hurt over the period by the Fund’s sector strategy. In particular, the Fund’s overweight in software and semiconductors and its underweight in real estate and utilities were a drag on relative return.

•	The Fund’s strong absolute performance was primarily attributable to stock selection and being close to fully invested. In addition, the Fund benefited from exposure to euro-denominated assets, as the U.S. dollar continued to depreciate. On a relative basis, performance was helped by stock selection in food, beverage and tobacco, materials, and food and drug retailing.

•	Sector strategy also added to relative performance through an overweight in banks and an underweight in automobiles and media.

Cumulative Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Europe Fund Institutional Class (Inception 04/14/04)	15.62%	—	—	—	17.59%
MSCI Europe Index	17.39%	—	—	—	—
Lipper European Region Fund Average	16.92%	—	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,156.20	$1,018.40
Expenses Paid During Period	$7.34	$6.87

Expenses are equal to the expense ratio of 1.35% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.

Country Allocation *

United Kingdom	34.2%
Switzerland	15.2%
France	11.7%
Germany	11.3%
Netherlands	7.4%
Italy	6.3%
Spain	4.8%
Other	9.1%

*	% of total investments as of Dec. 31, 2004

6  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

A SECTOR-RELATED STOCK FUND

PIMCO RCM Financial Services Fund

•	RCM Financial Services Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of financial services companies such as banks, savings and loans and thrift institutions, finance companies, brokerage and advisory firms, real estate related firms, insurance companies and financial holding companies.

•	The Fund’s Institutional Class Shares returned 9.00% for the six-month period ended December 31, 2004. This performance exceeded the 7.19% return of the Fund’s benchmark, the S&P 500 Index. This also compared favorably to the return of the S&P Financials Sector Index which was 8.31%.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but a late-in-the-year rally allowed the market to post positive returns for the six-month period. Stocks in the financial services industry closely tracked the performance of the overall market.

•	The Fund’s strong relative performance versus the S&P Financials Sector Index was due to both sector allocation and stock selection. The Fund’s sector strategy led it to overweight banks and transportation, while underweighting insurance and diversified financials. These weightings contributed to relative performance.

•	The Fund also saw contributions from its stock selection in diversified financials. Solid holdings in this area included Franklin Resources and Greenhill & Co.

•	Relative performance was hindered over the six months by the Fund’s underweight exposure to real estate. In addition, stock selection was slightly negative in both banks and insurance.

Cumulative Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Financial Services Fund Institutional Class (Inception 06/30/04)	9.00%	—	—	—	9.00%
S&P 500 Index	7.19%	—	—	—	—
S&P Financials Sector Index	8.31%	—	—	—	—
Lipper Financial Services Fund Average	11.18%	—	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the S&P Financials Sector Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,090.00	$1,019.66
Expenses Paid During Period	$5.79	$5.60

Expenses are equal to the expense ratio of 1.10% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector Breakdown *

Financial & Business Services	90.7%
Short-Term Instruments	6.2%
Other	3.1%

*	% of total investments as of Dec. 31, 2004

PIMCO RCM Funds Semi-Annual Report  |  12.31.04  7

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Resources Fund

•	RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, chemicals, fertilizers, wood products, paper products and steel.

•	The Fund’s Institutional Class Shares returned 16.50% for the six-month period ended December 31, 2004. This performance exceeded the 11.04% return of the MSCI World Index but trailed the 17.76% return of the MSCI World Energy & Materials Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. While investors in the U.S. were somewhat cautious, foreign markets performed well, supported by the falling U.S. dollar. Stocks in the natural resources industries outperformed the overall global stock market in this period. Strong oil prices supported the broad energy sector, while materials benefited from increases in many commodity prices, including coal, iron ore, copper and zinc.

•	The Fund’s relative performance was helped by strong stock selection over the six months. In particular, the Fund benefited from holdings in the diversified metal and mining sector, including Xstrata, BHP Billition, Teck Cominco and Arcelon. Energy stocks also did well for the Fund, including Suncor Energy Inc. and Canadian Natural Resources, two of the best performing stocks in the portfolio for this period.

•	Sector strategy was a slight negative for the Fund. An overweight in energy and corresponding underweight in materials detracted from relative performance.

Cumulative Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Global Resources Fund Institutional Class (Inception 06/30/04)	16.50%	—	—	—	16.50%
MSCI World Index	11.04%	—	—	—	—
MSCI World Energy & Materials Index	17.76%	—	—	—	—
Lipper Natural Resources Fund Average	17.69%	—	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the MSCI World Energy & Materials Index to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,165.00	$1,019.66
Expenses Paid During Period	$6.00	$5.60

Expenses are equal to the expense ratio of 1.10% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Country Allocation *

United States	52.4%
Canada	15.3%
Australia	7.9%
United Kingdom	7.2%
France	4.0%
Other	13.2%

*	% of total investments as of Dec. 31, 2004

8  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Institutional Class Shares had a total return of 12.39% for the six-month period ended December 31, 2004. This performance trailed the 13.70% return of the MSCI World Small-Cap Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. Much of the return was garnered during the fourth quarter, as concerns over high energy prices and other inflationary pressures, slowing economic growth and geopolitical issues gave way to investor optimism. Global small-caps did particularly well during this period, outperforming the broader market.

•	The Fund delivered strong absolute results but underperformed its Index, primarily due to its cash allocation. Favorable stock selection offset some of the ground lost to cash, while sector strategy was essentially neutral for the period.

•	Relative performance was hindered by the Fund’s underweight exposure to sectors that outperformed, including the more growth-oriented real estate, transportation, utilities and materials. An overweight in diversified financial and underweight in semiconductors and instruments added to relative performance.

•	The Fund’s top performing stock over the period was GOL Linhas Aereas Inteligentas SA, a low-cost Brazilian airline.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Global Small-Cap Fund Institutional Class (Inception 12/31/96)	12.39%	22.97%	0.62%	—	15.46%
MSCI World Small-Cap Index	13.70%	24.72%	10.65%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	13.26%	19.78%	–1.92%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,123.90	$1,018.05
Expenses Paid During Period	$7.60	$7.22

Expenses are equal to the expense ratio of 1.42% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Small-Cap Fund Institutional Class Shares	MSCI World Small-Cap Index
12/31/1996	5,000,000	5,000,000
1/31/1997	5,145,000	5,030,500
2/28/1997	5,005,056	5,021,445
3/31/1997	4,705,253	4,804,017
4/30/1997	4,670,434	4,701,211
5/31/1997	5,365,395	5,154,407
6/30/1997	5,875,644	5,313,678
7/31/1997	6,140,635	5,383,819
8/31/1997	6,160,900	5,245,455
9/30/1997	6,630,976	5,378,689
10/31/1997	6,221,182	5,096,308
11/30/1997	6,206,251	4,861,368
12/31/1997	6,275,140	4,715,527
1/31/1998	6,224,312	4,806,537
2/28/1998	6,914,588	5,224,706
3/31/1998	7,536,901	5,369,430
4/30/1998	7,853,451	5,404,868
5/31/1998	7,694,811	5,268,125
6/30/1998	7,892,568	5,134,842
7/31/1998	7,762,340	4,891,964
8/31/1998	6,098,871	4,079,898
9/30/1998	6,047,640	4,071,738
10/31/1998	6,353,046	4,358,388
11/30/1998	7,071,576	4,591,562
12/31/1998	7,483,848	4,687,985
1/31/1999	7,550,455	4,691,266
2/28/1999	7,024,188	4,480,159
3/31/1999	7,187,852	4,641,893
4/30/1999	7,532,868	4,995,141
5/31/1999	7,532,868	4,934,700
6/30/1999	8,567,131	5,206,602
7/31/1999	8,730,764	5,332,081
8/31/1999	9,009,275	5,351,810
9/30/1999	9,293,968	5,336,290
10/31/1999	9,868,335	5,269,052
11/30/1999	12,736,073	5,492,987
12/31/1999	15,315,128	5,878,045
1/31/2000	15,996,651	5,923,306
2/29/2000	19,507,917	6,638,842
3/31/2000	18,774,419	6,391,877
4/30/2000	16,376,926	5,933,579
5/31/2000	14,726,131	5,819,655
6/30/2000	17,641,905	6,249,145
7/31/2000	15,683,654	5,961,684
8/31/2000	17,426,108	6,370,060
9/30/2000	16,803,996	6,161,122
10/31/2000	14,706,857	5,865,388
11/30/2000	12,347,877	5,577,397
12/31/2000	13,190,003	5,783,761
1/31/2001	13,543,495	5,998,917
2/28/2001	11,952,134	5,825,548
3/31/2001	10,735,407	5,506,891
4/30/2001	11,676,902	5,943,587
5/31/2001	11,882,415	6,011,344
6/30/2001	11,465,343	5,998,119
7/31/2001	10,715,509	5,799,581
8/31/2001	9,943,993	5,787,982
9/30/2001	8,443,444	5,030,914
10/31/2001	8,931,475	5,367,985
11/30/2001	9,561,144	5,706,705
12/31/2001	9,886,223	5,854,509
1/31/2002	9,482,865	5,734,492
2/28/2002	9,200,276	5,685,748
3/31/2002	9,901,337	6,130,942
4/30/2002	10,071,195	6,230,264
5/31/2002	9,972,111	6,214,688
6/30/2002	9,391,761	5,893,389
7/31/2002	8,457,539	5,253,367
8/31/2002	8,563,701	5,229,201
9/30/2002	8,047,048	4,834,919
10/31/2002	8,245,216	4,893,905
11/30/2002	8,613,243	5,170,411
12/31/2002	8,167,364	4,935,674
1/31/2003	7,997,506	4,848,313
2/28/2003	7,877,189	4,764,437
3/31/2003	7,905,499	4,776,348
4/30/2003	8,528,314	5,270,700
5/31/2003	9,292,677	5,822,016
6/30/2003	9,667,781	6,012,396
7/31/2003	10,163,202	6,254,094
8/31/2003	10,913,411	6,646,225
9/30/2003	11,217,740	6,771,175
10/31/2003	12,321,821	7,369,069
11/30/2003	12,385,518	7,501,712
12/31/2003	12,845,551	7,817,535
1/31/2004	13,340,972	8,153,689
2/29/2004	13,510,831	8,322,470
3/31/2004	13,843,470	8,558,828
4/30/2004	13,539,140	8,171,113
5/31/2004	13,418,824	8,209,436
6/30/2004	14,055,793	8,575,577
7/31/2004	13,432,979	8,134,878
8/31/2004	13,270,198	8,125,441
9/30/2004	13,914,245	8,424,620
10/31/2004	14,169,032	8,671,461
11/30/2004	15,145,719	9,364,224
12/31/2004	15,796,843	9,750,405

Country Allocation *

United States	40.1%
Short-Term Instruments	11.4%
Japan	8.2%
United Kingdom	5.0%
Germany	4.2%
Switzerland	3.6%
Canada	2.9%
France	2.4%
Netherlands	2.3%
Other	19.9%

*	% of total investments as of Dec. 31, 2004

PIMCO RCM Funds Semi-Annual Report  |  12.31.04  9

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	RCM Global Technology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Institutional Class Shares had a total return of 10.67% for the six-month period ended December 31, 2004. This return surpassed the 6.24% return of the NASDAQ Composite Index, as well as the 1.85% return of the Goldman Sachs Technology Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. While investors in the U.S. were somewhat cautious, foreign markets performed well, supported by the falling U.S. dollar. Technology stocks tended to trail the overall market early in the period, with performance picking up in the last two months of 2004.

•	The Fund’s positive relative performance was primarily due to strong stock selection. For example, the Fund saw good returns from many of its Internet holdings, including Shanda Interactive and Google. Stocks in semiconductors also helped, including Marvel Technology. Other standout holdings included NCR, Autodesk, Apple Computers, McAfee, and Comverse. Relative performance was also helped by the Fund’s underweight exposure to Cisco Systems.

•	Sector allocation added to the Fund’s relative performance. The Fund benefited from its large overweight in Internet-related stocks, one of the best performing sectors in the market, as well as its underweight in semiconductors, one of the poorest performing sectors.

•	While the Fund’s stock selection was generally strong, select holdings hurt relative performance. Among these were Netflix, an online movie rental subscription service, and Red Hat. Relative performance was also hurt by the Fund’s underweight exposure to IBM.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Global Technology Fund Institutional Class (Inception 12/27/95)	10.67%	17.93%	–9.17%	—	18.29%
NASDAQ Composite Index	6.24%	8.60%	–11.76%	—	—
Goldman Sachs Technology Index	1.85%	2.47%	–16.10%	—	—
Lipper Science & Technology Fund Average	3.10%	3.97%	–16.49%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,106.70	$1,018.35
Expenses Paid During Period	$7.22	$6.92

Expenses are equal to the expense ratio of 1.36% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Technology Fund Institutional Class Shares	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	5,000,000	5,000,000	5,000,000
1/31/1996	5,164,500	5,036,500	5,114,500
2/29/1996	5,309,106	5,227,887	5,457,172
3/31/1996	5,289,462	5,234,160	5,255,256
4/30/1996	5,767,630	5,657,604	5,860,662
5/31/1996	5,941,812	5,908,802	6,071,645
6/30/1996	5,667,895	5,631,088	5,761,384
7/31/1996	5,115,275	5,134,989	5,375,948
8/31/1996	5,364,389	5,424,603	5,621,091
9/30/1996	5,912,093	5,830,363	6,263,582
10/31/1996	5,827,550	5,804,709	6,219,737
11/30/1996	6,360,771	6,142,543	7,053,181
12/31/1996	6,321,970	6,135,172	6,825,364
1/31/1997	6,818,877	6,557,272	7,567,963
2/28/1997	6,156,764	6,220,884	6,970,851
3/31/1997	5,760,268	5,805,951	6,603,487
4/30/1997	5,835,728	5,992,322	7,193,178
5/31/1997	6,698,832	6,654,474	7,923,286
6/30/1997	6,904,486	6,852,777	8,023,119
7/31/1997	7,817,950	7,573,689	9,458,455
8/31/1997	7,853,130	7,542,637	9,238,073
9/30/1997	8,515,149	8,010,280	9,513,368
10/31/1997	7,963,368	7,572,919	8,694,267
11/30/1997	7,847,899	7,606,240	8,833,375
12/31/1997	8,034,679	7,462,482	8,409,373
1/31/1998	7,958,349	7,695,312	8,844,979
2/28/1998	8,885,497	8,413,284	9,802,890
3/31/1998	9,383,973	8,722,893	9,959,736
4/30/1998	10,188,180	8,878,160	10,523,457
5/31/1998	9,577,908	8,452,897	9,802,601
6/30/1998	10,499,303	9,003,180	10,651,506
7/31/1998	10,182,224	8,896,943	10,885,839
8/31/1998	8,515,394	7,123,782	8,912,236
9/30/1998	8,861,970	8,048,449	10,177,774
10/31/1998	9,694,995	8,417,068	10,925,840
11/30/1998	10,986,369	9,263,825	12,196,515
12/31/1998	12,939,745	10,419,024	14,193,085
1/31/1999	14,874,237	11,906,860	16,471,075
2/28/1999	13,428,461	10,872,154	14,491,252
3/31/1999	15,049,277	11,696,263	15,727,356
4/30/1999	15,845,383	12,083,410	16,222,767
5/31/1999	15,260,689	11,740,241	16,042,695
6/30/1999	17,020,246	12,765,164	17,927,711
7/31/1999	17,387,883	12,539,221	17,753,813
8/31/1999	18,556,349	13,018,219	18,675,235
9/30/1999	20,026,012	13,050,764	18,860,120
10/31/1999	23,075,974	14,097,436	19,527,768
11/30/1999	28,288,836	15,853,976	22,253,845
12/31/1999	36,611,412	19,338,680	26,769,150
1/31/2000	37,328,995	18,725,644	25,114,817
2/29/2000	51,532,678	22,319,095	29,668,133
3/31/2000	46,420,636	21,729,871	30,997,265
4/30/2000	41,295,798	18,346,530	28,294,304
5/31/2000	37,244,680	16,161,458	25,173,442
6/30/2000	43,174,034	18,847,493	28,267,258
7/31/2000	42,280,331	17,901,349	26,947,177
8/31/2000	50,774,450	19,988,646	30,450,310
9/30/2000	47,849,841	17,454,085	25,517,360
10/31/2000	41,969,096	16,014,123	23,588,247
11/30/2000	34,456,628	12,346,889	18,184,180
12/31/2000	31,365,868	11,741,892	16,623,977
1/31/2001	33,241,547	13,177,925	19,350,310
2/28/2001	24,130,039	10,227,388	13,982,534
3/31/2001	20,664,965	8,746,462	12,038,962
4/30/2001	22,367,759	10,058,431	14,335,995
5/31/2001	21,090,560	10,031,273	13,762,556
6/30/2001	20,360,826	10,271,021	13,796,962
7/31/2001	18,408,223	9,635,245	12,814,618
8/31/2001	15,965,452	8,581,149	11,143,592
9/30/2001	13,577,020	7,124,070	8,888,129
10/31/2001	15,640,727	8,033,813	10,314,674
11/30/2001	18,196,422	9,176,222	12,070,231
12/31/2001	19,037,097	9,270,737	11,855,381
1/31/2002	18,307,976	9,192,863	11,842,340
2/28/2002	15,552,626	8,230,370	10,257,835
3/31/2002	17,142,104	8,771,928	10,988,193
4/30/2002	15,172,476	8,025,437	9,642,139
5/31/2002	14,175,644	7,681,146	9,246,812
6/30/2002	12,891,483	6,956,046	7,936,538
7/31/2002	11,669,660	6,314,698	7,132,567
8/31/2002	11,389,139	6,250,920	7,038,417
9/30/2002	10,061,341	5,572,070	5,783,467
10/31/2002	11,694,595	6,321,513	7,045,998
11/30/2002	13,122,134	7,030,155	8,276,934
12/31/2002	11,351,736	6,348,933	7,068,502
1/31/2003	11,326,801	6,279,730	7,004,885
2/28/2003	11,276,931	6,358,854	7,107,857
3/31/2003	11,189,658	6,376,023	7,025,406
4/30/2003	12,430,183	6,961,342	7,756,751
5/31/2003	14,562,140	7,587,167	8,620,077
6/30/2003	15,335,130	7,714,631	8,596,803
7/31/2003	16,369,939	8,248,484	9,089,400
8/31/2003	17,429,684	8,607,293	9,714,750
9/30/2003	17,685,270	8,495,398	9,570,001
10/31/2003	19,505,537	9,186,074	10,499,248
11/30/2003	19,330,991	9,319,272	10,698,733
12/31/2003	19,193,848	9,524,296	10,861,354
1/31/2004	20,490,476	9,822,406	11,371,838
2/29/2004	19,829,694	9,649,532	11,046,603
3/31/2004	19,786,058	9,480,665	10,739,508
4/30/2004	18,713,846	9,128,932	10,112,320
5/31/2004	19,817,227	9,445,706	10,668,498
6/30/2004	20,453,074	9,735,689	10,927,742
7/31/2004	18,227,610	8,973,385	9,891,793
8/31/2004	17,710,205	8,739,180	9,392,257
9/30/2004	18,626,572	9,018,833	9,715,351
10/31/2004	20,396,970	9,390,409	10,218,606
11/30/2004	21,936,716	9,969,798	10,788,804
12/31/2004	22,634,901	10,343,665	11,129,730

Sector Breakdown *

Technology	63.0%
Short-Term Instruments	21.0%
Energy	4.8%
Healthcare	4.6%
Other	6.6%

*	% of total investments as of Dec. 31, 2004

10  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Institutional Class Shares delivered a total return of 12.96% for the six-month period ended December 31, 2004. This performance trailed the 15.10% return of the MSCI EAFE Index and the 13.40% return of the MSCI EAFE Growth Index.

•	The beginning of the third quarter 2004 was marked by a number of high profile earnings misses, most notably in the technology sector, which caused many of the major market indices to decline significantly. After hitting lows towards the end of the third quarter, equity markets rallied strongly during the fourth quarter.

•	The Fund delivered solid absolute returns for the period, but underperformed its benchmarks. Favorable stock selection partially offset ground lost due to sector allocation over the period. An overweight in semiconductors and instruments, as well as household and personal products detracted from performance. An underweight in lower growth-oriented industries such as utilities and materials also hurt relative performance.

•	Stock selection was most favorable in the energy sector, where the Fund’s positions in EnCana Corporation and Suncor Energy Inc. contributed to performance. EnCana is an independent crude oil and natural gas company engaged in exploration and production. Suncor Energy is a Canadian integrated energy company that acquires, develops and markets crude oil and natural gas. Outside of energy, the Fund saw strong returns from its investment in ICICI Bank Ltd.

•	Relative performance was hindered over the period by some of the Fund’s healthcare holdings, most notably generic drug manufacturer Teva Pharmaceuticals.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM International Growth Equity Fund Institutional Class (Incept. 05/22/95)	12.96%	15.53%	–9.93%	—	5.96%
PIMCO RCM International Growth Equity Fund Administrative Class (Incept. 02/05/02)	12.85%	15.19%	—	—	5.60%
MSCI EAFE Index	15.10%	20.70%	–0.80%	—	—
MSCI EAFE Growth Index	13.40%	16.48%	–5.77%	—	—
Lipper International Large-Cap Growth Fund Average	11.72%	13.48%	–7.63%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,129.60	$1,128.50	$1,020.01	$1,018.80
Expenses Paid During Period	$5.53	$6.81	$5.24	$6.46

For each class of the Fund, expenses are equal to the expense ratio for the class (1.03% for Institutional Class, 1.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM International Growth Equity Fund Institutional Class Shares	MSCI EAFE Index	MSCI EAFE Growth Index
5/31/1995	5,000,000	5,000,000	5,000,000
6/30/1995	5,134,000	4,913,645	4,897,500
7/31/1995	5,475,924	5,220,895	5,210,940
8/31/1995	5,404,737	5,023,002	4,992,602
9/30/1995	5,520,939	5,122,408	5,107,931
10/31/1995	5,437,573	4,986,024	4,971,038
11/30/1995	5,453,342	5,126,061	5,108,736
12/31/1995	5,584,768	5,333,923	5,287,542
1/31/1996	5,739,466	5,357,072	5,292,300
2/29/1996	5,808,339	5,376,518	5,311,353
3/31/1996	5,987,817	5,492,060	5,439,887
4/30/1996	6,199,187	5,653,087	5,572,621
5/31/1996	6,278,536	5,550,427	5,457,267
6/30/1996	6,321,230	5,583,008	5,477,459
7/31/1996	6,069,645	5,421,212	5,301,085
8/31/1996	6,204,999	5,434,494	5,307,446
9/30/1996	6,345,232	5,580,247	5,453,932
10/31/1996	6,297,008	5,524,556	5,409,755
11/30/1996	6,562,742	5,745,760	5,583,949
12/31/1996	6,664,464	5,673,248	5,483,438
1/31/1997	6,795,088	5,475,989	5,255,876
2/28/1997	6,852,846	5,566,891	5,338,393
3/31/1997	6,821,323	5,588,435	5,370,957
4/30/1997	6,936,603	5,619,450	5,425,741
5/31/1997	7,387,482	5,986,513	5,745,859
6/30/1997	7,811,524	6,317,986	6,080,843
7/31/1997	8,288,027	6,421,475	6,227,391
8/31/1997	7,712,009	5,943,075	5,747,882
9/30/1997	8,340,538	6,277,076	6,128,967
10/31/1997	7,790,062	5,796,252	5,549,779
11/30/1997	7,769,029	5,738,289	5,538,680
12/31/1997	7,858,373	5,789,934	5,610,683
1/31/1998	8,076,050	6,056,271	5,865,408
2/28/1998	8,483,083	6,446,294	6,255,457
3/31/1998	8,804,591	6,646,130	6,341,157
4/30/1998	8,970,998	6,699,963	6,405,837
5/31/1998	9,023,030	6,669,143	6,362,277
6/30/1998	9,051,904	6,721,163	6,451,349
7/31/1998	9,349,711	6,791,063	6,481,670
8/31/1998	8,076,281	5,951,008	5,786,187
9/30/1998	7,588,473	5,770,098	5,624,174
10/31/1998	7,984,592	6,373,073	6,195,590
11/30/1998	8,391,806	6,701,286	6,496,696
12/31/1998	8,943,987	6,967,327	6,870,905
1/31/1999	9,099,612	6,948,515	6,908,008
2/28/1999	8,723,798	6,784,530	6,684,880
3/31/1999	8,914,849	7,069,481	6,776,462
4/30/1999	9,069,967	7,357,209	6,846,938
5/31/1999	8,658,191	6,979,784	6,550,465
6/30/1999	9,375,089	7,253,391	6,805,278
7/31/1999	9,864,469	7,470,993	6,937,301
8/31/1999	9,966,073	7,500,130	6,977,537
9/30/1999	10,169,381	7,577,381	7,089,178
10/31/1999	10,999,202	7,863,049	7,469,867
11/30/1999	12,557,789	8,138,255	8,018,155
12/31/1999	14,371,134	8,869,884	8,911,377
1/31/2000	13,727,307	8,307,534	8,411,449
2/29/2000	14,711,555	8,532,668	8,879,125
3/31/2000	14,357,006	8,865,442	9,046,941
4/30/2000	13,083,540	8,400,893	8,449,843
5/31/2000	11,892,938	8,197,591	7,927,643
6/30/2000	12,459,042	8,519,757	8,212,245
7/31/2000	11,905,860	8,164,483	7,698,980
8/31/2000	12,124,928	8,237,147	7,781,359
9/30/2000	11,204,646	7,837,645	7,267,011
10/31/2000	10,754,219	7,654,244	6,932,002
11/30/2000	10,072,402	7,368,741	6,613,130
12/31/2000	10,522,638	7,632,542	6,738,118
1/31/2001	10,218,534	7,628,725	6,719,251
2/28/2001	9,177,265	7,057,334	6,037,919
3/31/2001	8,584,414	6,590,138	5,623,114
4/30/2001	9,146,693	7,052,107	6,011,671
5/31/2001	8,781,740	6,808,809	5,771,805
6/30/2001	8,409,394	6,533,053	5,492,450
7/31/2001	8,127,680	6,414,804	5,359,533
8/31/2001	7,701,789	6,253,793	5,115,674
9/30/2001	7,055,609	5,621,534	4,632,754
10/31/2001	7,108,526	5,765,446	4,817,138
11/30/2001	7,093,598	5,978,191	5,064,739
12/31/2001	7,160,278	6,014,060	5,094,114
1/31/2002	6,699,872	5,694,713	4,819,542
2/28/2002	6,551,805	5,735,146	4,884,605
3/31/2002	6,864,326	6,076,387	5,095,620
4/30/2002	6,817,649	6,092,185	5,102,245
5/31/2002	6,817,649	6,175,039	5,117,041
6/30/2002	6,513,080	5,931,743	4,986,045
7/31/2002	5,903,943	5,346,873	4,454,533
8/31/2002	5,888,324	5,336,179	4,421,124
9/30/2002	5,341,663	4,764,674	4,037,370
10/31/2002	5,521,280	5,021,014	4,265,885
11/30/2002	5,685,279	5,249,470	4,391,729
12/31/2002	5,539,193	5,073,613	4,290,719
1/31/2003	5,255,536	4,862,043	4,078,758
2/28/2003	5,145,225	4,750,702	3,991,064
3/31/2003	5,050,673	4,660,914	3,951,952
4/30/2003	5,436,762	5,123,277	4,298,538
5/31/2003	5,791,333	5,438,358	4,524,641
6/30/2003	5,925,282	5,572,685	4,604,727
7/31/2003	6,051,352	5,708,659	4,665,970
8/31/2003	6,216,819	5,847,379	4,751,357
9/30/2003	6,311,371	6,028,648	4,912,903
10/31/2003	6,807,771	6,404,836	5,195,887
11/30/2003	6,894,444	6,548,304	5,317,990
12/31/2003	7,375,717	7,060,382	5,683,868
1/31/2004	7,487,470	7,160,639	5,795,272
2/29/2004	7,615,188	7,327,482	5,905,961
3/31/2004	7,726,941	7,371,447	5,912,458
4/30/2004	7,463,523	7,210,749	5,769,968
5/31/2004	7,447,558	7,233,103	5,759,582
6/30/2004	7,543,347	7,403,804	5,838,488
7/31/2004	7,240,016	7,164,661	5,750,944
8/31/2004	7,208,087	7,197,618	5,722,162
9/30/2004	7,439,576	7,386,916	5,693,380
10/31/2004	7,663,082	7,639,548	5,664,598
11/30/2004	8,221,849	8,163,621	5,635,815
12/31/2004	8,520,859	8,522,004	5,607,033

Country Allocation *

United Kingdom	20.1%
Japan	13.0%
Germany	10.8%
France	6.5%
Switzerland	6.2%
Canada	4.5%
Hong Kong	4.3%
Italy	4.2%
Netherlands	4.0%
Ireland	3.0%
Singapore	3.0%
Other	20.4%

*	% of total investments as of Dec. 31, 2004

PIMCO RCM Funds Semi-Annual Report  |  12.31.04  11

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Institutional Class Shares returned 4.47% for the six-month period ended December 31, 2004, trailing the 7.19% return for the Fund’s benchmark, the S&P 500 Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, concerned over rising interest rates, higher oil prices and the upcoming presidential election. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell by nearly 2%. A rally in the last two months of the year accounted for the majority of the gains the market delivered for the six-month period.

•	The Fund’s relative performance was hurt by disappointing performances by select stocks, including Teva Pharmaceuticals and Veritas Software. The Fund exited Teva given increasing competitive challenges to some of its generic drugs. The Fund also exited Veritas, a provider of data management software. Veritas was among the first of numerous software companies to preannounce that they would be delivering less-than-expected earnings.

•	Relative performance was also hindered by stock selection in consumer staples, most notably the Fund’s position in Coca Cola.

•	Fund performance was helped over the period by several stocks in the consumer discretionary sector, including Starbucks, Carnival Corporation and NIKE Inc. The Fund also benefited from returns on its investment in Apple Computer, whose share price doubled over the period.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Large-Cap Growth Fund Institutional Class (Inception 12/31/96)	4.47%	7.01%	–6.88%	—	8.56%
PIMCO RCM Large-Cap Growth Fund Administrative Class (Inception 02/05/02)	4.38%	6.73%	—	—	1.44%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,044.70	$1,043.80	$1,021.37	$1,020.11
Expenses Paid During Period	$3.92	$5.20	$3.87	$5.14

For each class of the Fund, expenses are equal to the expense ratio for the class (0.76% for Institutional Class, 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Large-Cap Growth Fund Institutional Class Shares	S&P 500 Index
12/31/1996	5,000,000	5,000,000
1/31/1997	5,320,000	5,312,400
2/28/1997	5,284,888	5,354,049
3/31/1997	4,959,867	5,134,051
4/30/1997	5,245,060	5,440,554
5/31/1997	5,649,978	5,771,775
6/30/1997	5,939,822	6,030,351
7/31/1997	6,510,045	6,510,185
8/31/1997	6,105,120	6,145,485
9/30/1997	6,614,898	6,482,073
10/31/1997	6,464,740	6,265,572
11/30/1997	6,569,469	6,555,605
12/31/1997	6,599,031	6,668,165
1/31/1998	6,798,982	6,741,915
2/28/1998	7,272,871	7,228,142
3/31/1998	7,667,788	7,598,295
4/30/1998	7,867,917	7,674,734
5/31/1998	7,631,093	7,542,805
6/30/1998	8,094,300	7,849,194
7/31/1998	8,115,345	7,765,600
8/31/1998	6,756,836	6,642,849
9/30/1998	7,356,843	7,068,390
10/31/1998	7,867,408	7,643,333
11/30/1998	8,430,715	8,106,596
12/31/1998	9,508,160	8,573,698
1/31/1999	10,232,682	8,932,250
2/28/1999	9,861,236	8,654,636
3/31/1999	10,727,052	9,000,908
4/30/1999	10,556,492	9,349,513
5/31/1999	10,150,067	9,128,771
6/30/1999	10,915,382	9,635,418
7/31/1999	10,662,145	9,334,600
8/31/1999	10,803,952	9,288,104
9/30/1999	10,709,957	9,033,799
10/31/1999	11,423,241	9,605,457
11/30/1999	12,130,339	9,800,736
12/31/1999	13,772,787	10,378,000
1/31/2000	13,498,709	9,856,787
2/29/2000	13,772,732	9,670,024
3/31/2000	14,761,615	10,616,042
4/30/2000	14,017,629	10,296,605
5/31/2000	13,403,657	10,085,319
6/30/2000	14,284,277	10,333,922
7/31/2000	14,097,153	10,172,300
8/31/2000	14,934,524	10,804,101
9/30/2000	14,190,785	10,233,753
10/31/2000	13,916,903	10,190,464
11/30/2000	12,637,939	9,387,086
12/31/2000	12,618,982	9,432,950
1/31/2001	12,738,863	9,767,632
2/28/2001	11,229,308	8,877,019
3/31/2001	10,213,055	8,314,660
4/30/2001	11,102,612	8,960,792
5/31/2001	11,080,407	9,020,829
6/30/2001	10,595,085	8,801,262
7/31/2001	10,303,720	8,714,623
8/31/2001	9,579,369	8,169,087
9/30/2001	9,056,335	7,509,464
10/31/2001	9,258,292	7,652,669
11/30/2001	9,886,004	8,239,706
12/31/2001	9,845,471	8,311,885
1/31/2002	9,523,524	8,190,615
2/28/2002	9,329,244	8,032,659
3/31/2002	9,545,683	8,334,810
4/30/2002	8,775,146	7,829,470
5/31/2002	8,647,970	7,771,767
6/30/2002	8,191,632	7,218,106
7/31/2002	7,817,585	6,655,643
8/31/2002	7,884,914	6,699,570
9/30/2002	7,136,819	5,971,454
10/31/2002	7,780,180	6,497,055
11/30/2002	7,922,318	6,879,089
12/31/2002	7,586,361	6,474,956
1/31/2003	7,383,557	6,305,312
2/28/2003	7,255,866	6,210,732
3/31/2003	7,436,136	6,270,865
4/30/2003	7,856,766	6,787,706
5/31/2003	8,149,705	7,145,195
6/30/2003	8,224,817	7,236,346
7/31/2003	8,322,464	7,363,930
8/31/2003	8,375,042	7,507,548
9/30/2003	8,322,464	7,427,816
10/31/2003	8,630,425	7,848,008
11/30/2003	8,660,470	7,917,056
12/31/2003	9,013,952	8,332,263
1/31/2004	9,149,727	8,485,201
2/29/2004	9,142,184	8,603,141
3/31/2004	9,074,296	8,473,352
4/30/2004	8,968,694	8,340,334
5/31/2004	9,074,296	8,454,787
6/30/2004	9,232,701	8,619,190
7/31/2004	8,742,402	8,333,921
8/31/2004	8,697,144	8,367,631
9/30/2004	8,817,832	8,458,258
10/31/2004	8,915,892	8,587,477
11/30/2004	9,323,217	8,934,940
12/31/2004	9,645,646	9,238,984

Sector Breakdown *

Technology	20.5%
Healthcare	16.0%
Short-Term Instruments	14.7%
Financial & Business Services	11.7%
Consumer Discretionary	8.7%
Capital Goods	7.0%
Energy	6.2%
Consumer Staples	6.0%
Consumer Services	5.0%
Other	4.2%

*	% of total investments as of Dec. 31, 2004

12  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Institutional Class Shares had a total return of 7.06% for the six-month period ended December 31, 2004. This performance trailed the 9.00% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The beginning of the third quarter 2004 was marked by a number of high profile earnings misses, most notably in the technology sector, which caused many of the major indices to decline significantly. After hitting lows toward the end of the quarter, equity markets rallied strongly during the fourth quarter.

•	The Fund’s relative performance was hindered by select holdings in the software industry, particularly Veritas Software Corp. and Novell, Inc. The Fund also saw disappointing results from its investment in communications equipment company ADTRAN, Inc., and media companies such as Cox Radio Corp.

•	The Fund’s performance was supported by investments in Apple Computer, Inc., Kinetic Concepts, Inc. and SEI Investments Company, all of which delivered strong results over the period.

•	The Fund’s sector strategy had little impact on relative performance. An overweight in energy and underweight in commercial services and supplies benefited the Fund, but these gains were canceled out by an underweight in consumer durables and apparel, and less growth-oriented industries such as real estate and utilities.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Mid-Cap Fund Institutional Class (Inception 11/06/79)	7.06%	14.71%	–3.66%	11.15%	15.91%
PIMCO RCM Mid-Cap Fund Administrative Class (Inception 02/05/02)	6.72%	14.41%	—	—	6.00%
Russell Mid-Cap Growth Index	9.00%	15.48%	–3.36%	11.23%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Inst. Class	Admin. Class	Inst. Class	Admin. Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,070.60	$1,067.20	$1,021.22	$1,019.96
Expenses Paid During Period	$4.12	$5.42	$4.02	$5.30

For each class of the Fund, expenses are equal to the expense ratio for the class (0.79% for Institutional Class, 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Mid-Cap Fund Institutional Class Shares	Russell Mid-Cap Growth Index
11/30/1979	5,000,000	5,000,000
12/31/1979	5,156,500	5,194,000
1/31/1980	5,393,183	5,482,267
2/29/1980	5,192,018	5,360,561
3/31/1980	4,617,780	4,652,431
4/30/1980	4,823,733	4,952,978
5/31/1980	5,222,174	5,337,824
6/30/1980	5,442,550	5,597,242
7/31/1980	6,243,693	6,067,411
8/31/1980	6,568,989	6,225,770
9/30/1980	6,925,029	6,433,711
10/31/1980	7,157,017	6,501,265
11/30/1980	7,665,165	7,016,815
12/31/1980	7,535,624	6,882,092
1/31/1981	7,361,551	6,721,051
2/28/1981	6,782,197	6,840,014
3/31/1981	8,460,112	7,374,903
4/30/1981	8,722,376	7,409,565
5/31/1981	9,272,758	7,590,358
6/30/1981	8,926,884	7,451,455
7/31/1981	8,776,020	7,359,057
8/31/1981	8,354,771	6,939,590
9/30/1981	7,977,135	6,493,375
10/31/1981	8,732,570	6,941,418
11/30/1981	8,899,362	7,222,545
12/31/1981	8,758,752	7,046,315
1/31/1982	8,622,991	6,787,715
2/28/1982	8,429,836	6,499,237
3/31/1982	8,405,390	6,434,895
4/30/1982	8,985,362	6,741,839
5/31/1982	8,903,595	6,502,504
6/30/1982	8,869,761	6,327,587
7/31/1982	8,904,353	6,178,256
8/31/1982	9,642,524	6,921,500
9/30/1982	9,940,478	7,118,070
10/31/1982	11,175,085	8,069,756
11/30/1982	12,138,378	8,562,012
12/31/1982	12,366,579	8,685,304
1/31/1983	13,070,238	8,991,896
2/28/1983	13,934,180	9,303,015
3/31/1983	14,483,187	9,630,481
4/30/1983	15,730,190	10,232,387
5/31/1983	16,666,136	10,660,100
6/30/1983	17,349,447	11,048,128
7/31/1983	16,544,433	10,701,217
8/31/1983	16,168,874	10,633,799
9/30/1983	16,805,928	10,931,545
10/31/1983	16,073,190	10,507,402
11/30/1983	16,802,912	10,957,118
12/31/1983	16,523,984	10,754,412
1/31/1984	15,762,228	10,448,986
2/29/1984	14,956,779	9,883,696
3/31/1984	15,254,418	10,047,766
4/30/1984	15,316,962	9,937,240
5/31/1984	14,756,361	9,376,780
6/30/1984	15,418,921	9,669,335
7/31/1984	15,007,236	9,386,024
8/31/1984	16,447,931	10,558,338
9/30/1984	16,186,409	10,607,962
10/31/1984	16,168,604	10,649,333
11/30/1984	15,871,101	10,604,606
12/31/1984	16,112,342	10,907,898
1/31/1985	17,920,147	11,943,057
2/28/1985	18,649,497	12,156,838
3/31/1985	18,334,320	12,087,544
4/30/1985	18,015,303	12,052,490
5/31/1985	19,200,710	12,737,072
6/30/1985	19,592,405	13,046,583
7/31/1985	20,064,582	13,029,622
8/31/1985	19,797,723	12,974,898
9/30/1985	18,839,513	12,339,128
10/31/1985	19,666,567	12,978,294
11/30/1985	20,872,128	13,875,095
12/31/1985	21,684,054	14,399,573
1/31/1986	22,080,872	14,676,045
2/28/1986	23,679,527	15,970,472
3/31/1986	24,401,753	16,928,700
4/30/1986	24,772,659	17,113,223
5/31/1986	25,758,611	18,187,934
6/30/1986	25,276,925	18,469,847
7/31/1986	23,219,383	16,999,647
8/31/1986	24,085,466	17,771,431
9/30/1986	22,351,313	16,298,179
10/31/1986	23,690,157	17,282,589
11/30/1986	23,991,022	17,445,046
12/31/1986	23,703,129	16,926,928
1/31/1987	26,933,866	19,278,078
2/28/1987	29,010,467	20,714,295
3/31/1987	29,883,682	20,993,938
4/30/1987	29,599,787	20,448,095
5/31/1987	30,434,501	20,581,008
6/30/1987	31,657,968	21,422,771
7/31/1987	33,199,711	22,397,507
8/31/1987	34,544,299	23,322,524
9/30/1987	33,563,241	22,807,097
10/31/1987	24,236,016	16,541,987
11/30/1987	23,036,334	15,390,665
12/31/1987	26,300,582	17,394,529
1/31/1988	26,432,085	17,570,214
2/29/1988	28,808,329	19,010,972
3/31/1988	29,609,201	19,096,521
4/30/1988	30,085,909	19,203,462
5/31/1988	29,520,294	18,863,560
6/30/1988	31,719,556	20,289,646
7/31/1988	31,040,757	19,522,697
8/31/1988	30,283,363	18,778,882
9/30/1988	31,461,386	19,522,526
10/31/1988	31,115,310	19,405,391
11/30/1988	30,449,443	18,937,721
12/31/1988	31,789,218	19,642,204
1/31/1989	33,423,184	20,799,130
2/28/1989	33,139,087	20,628,577
3/31/1989	33,815,124	20,882,309
4/30/1989	35,840,650	22,072,600
5/31/1989	37,865,647	23,244,655
6/30/1989	36,487,338	22,933,177
7/31/1989	39,169,157	24,731,138
8/31/1989	40,873,015	25,688,233
9/30/1989	40,893,452	25,680,526
10/31/1989	39,110,497	24,609,648
11/30/1989	39,642,400	25,192,897
12/31/1989	40,340,106	25,830,277
1/31/1990	36,822,449	23,435,811
2/28/1990	38,148,057	23,918,588
3/31/1990	39,227,647	24,920,777
4/30/1990	38,313,643	24,230,472
5/31/1990	42,248,454	26,721,364
6/30/1990	42,658,264	27,052,709
7/31/1990	41,378,516	26,189,728
8/31/1990	37,186,873	23,143,862
9/30/1990	34,818,069	21,577,023
10/31/1990	34,100,817	21,173,533
11/30/1990	36,818,652	23,439,101
12/31/1990	38,677,994	24,503,236
1/31/1991	41,667,802	26,340,978
2/28/1991	45,405,404	28,658,984
3/31/1991	47,562,161	30,157,849
4/30/1991	47,281,544	29,889,445
5/31/1991	49,971,864	31,401,850
6/30/1991	47,503,254	29,690,450
7/31/1991	50,163,436	31,186,848
8/31/1991	51,763,650	32,162,997
9/30/1991	51,629,064	32,124,401
10/31/1991	53,214,077	32,843,988
11/30/1991	51,335,620	31,760,136
12/31/1991	57,331,620	36,025,522
1/31/1992	58,489,719	36,346,149
2/29/1992	59,285,179	36,426,111
3/31/1992	56,783,344	34,928,998
4/30/1992	55,653,356	34,261,854
5/31/1992	56,026,233	34,330,378
6/30/1992	53,421,014	33,310,765
7/31/1992	55,199,933	34,796,426
8/31/1992	54,051,775	34,340,592
9/30/1992	55,462,526	35,092,651
10/31/1992	57,498,001	36,148,940
11/30/1992	59,895,667	38,433,553
12/31/1992	61,363,111	39,171,477
1/31/1993	61,565,609	39,633,701
2/28/1993	59,749,424	38,412,983
3/31/1993	61,189,385	39,526,959
4/30/1993	59,390,417	37,902,401
5/31/1993	61,849,180	39,691,395
6/30/1993	62,071,837	39,528,660
7/31/1993	61,538,020	39,402,168
8/31/1993	64,577,998	41,691,434
9/30/1993	65,876,016	42,191,731
10/31/1993	66,561,126	42,871,018
11/30/1993	64,664,134	41,872,124
12/31/1993	67,936,139	43,551,196
1/31/1994	70,429,396	44,670,461
2/28/1994	69,880,046	44,286,295
3/31/1994	65,987,728	42,200,411
4/30/1994	66,608,012	42,099,130
5/31/1994	65,975,236	42,162,279
6/30/1994	64,193,905	40,349,301
7/31/1994	65,054,103	41,466,976
8/31/1994	69,315,147	43,938,408
9/30/1994	68,677,448	43,213,424
10/31/1994	69,803,758	43,961,017
11/30/1994	67,172,156	42,022,336
12/31/1994	68,448,427	42,610,648
1/31/1995	68,687,997	43,121,976
2/28/1995	71,566,024	45,416,065
3/31/1995	74,400,038	47,219,083
4/30/1995	74,682,758	47,615,723
5/31/1995	75,989,707	48,787,070
6/30/1995	79,789,192	51,006,882
7/31/1995	85,677,634	54,215,215
8/31/1995	86,971,367	54,811,582
9/30/1995	89,763,147	56,033,880
10/31/1995	88,111,505	54,616,223
11/30/1995	90,869,396	57,057,568
12/31/1995	92,077,959	57,086,097
1/31/1996	93,523,582	58,096,521
2/29/1996	98,171,705	60,292,570
3/31/1996	99,909,344	60,768,881
4/30/1996	104,085,554	63,704,018
5/31/1996	105,813,374	65,003,580
6/30/1996	101,358,631	63,040,472
7/31/1996	92,580,974	58,148,531
8/31/1996	97,422,959	61,294,367
9/30/1996	103,774,936	65,186,559
10/31/1996	103,878,711	64,423,876
11/30/1996	109,020,707	68,218,443
12/31/1996	109,631,223	67,072,373
1/31/1997	112,547,413	70,036,972
2/28/1997	107,235,175	68,496,158
3/31/1997	100,382,848	64,626,125
4/30/1997	102,440,696	66,209,465
5/31/1997	116,147,261	72,141,833
6/30/1997	119,236,778	74,140,162
7/31/1997	127,797,979	81,235,376
8/31/1997	126,430,541	80,439,269
9/30/1997	134,989,888	84,509,496
10/31/1997	126,944,491	80,275,570
11/30/1997	126,436,713	81,118,464
12/31/1997	128,826,367	82,181,116
1/31/1998	127,383,512	80,701,856
2/28/1998	141,026,286	88,287,830
3/31/1998	148,881,450	91,987,090
4/30/1998	151,769,750	93,238,115
5/31/1998	143,088,520	89,406,028
6/30/1998	148,254,016	91,936,219
7/31/1998	139,773,886	88,001,349
8/31/1998	109,792,388	71,201,891
9/30/1998	114,337,792	76,584,754
10/31/1998	125,714,403	82,221,392
11/30/1998	133,986,410	87,771,336
12/31/1998	148,215,767	96,864,446
1/31/1999	151,491,336	99,770,380
2/28/1999	143,659,234	94,891,608
3/31/1999	154,261,285	100,177,071
4/30/1999	162,591,394	104,745,145
5/31/1999	161,079,294	103,393,933
6/30/1999	172,693,112	110,610,829
7/31/1999	169,912,753	107,093,405
8/31/1999	167,381,053	105,979,633
9/30/1999	166,878,909	105,078,807
10/31/1999	182,532,151	113,201,398
11/30/1999	200,712,353	124,929,063
12/31/1999	237,362,429	146,566,777
1/31/2000	236,484,188	146,537,464
2/29/2000	308,706,459	177,339,638
3/31/2000	303,983,250	177,516,978
4/30/2000	272,612,179	160,280,079
5/31/2000	255,437,612	148,595,662
6/30/2000	295,107,073	164,361,661
7/31/2000	275,570,984	153,957,568
8/31/2000	327,075,201	177,174,370
9/30/2000	320,566,405	168,510,543
10/31/2000	288,317,425	156,984,422
11/30/2000	218,458,113	122,871,707
12/31/2000	240,303,924	129,347,046
1/31/2001	246,071,218	136,732,762
2/28/2001	207,831,751	113,077,994
3/31/2001	180,418,743	96,896,533
4/30/2001	210,007,417	113,049,185
5/31/2001	205,681,264	112,517,854
6/30/2001	200,621,505	112,574,113
7/31/2001	188,343,469	104,986,618
8/31/2001	175,347,769	97,375,088
9/30/2001	150,816,616	81,278,986
10/31/2001	163,801,927	89,821,408
11/30/2001	177,512,148	99,495,173
12/31/2001	181,115,645	103,275,990
1/31/2002	172,458,317	99,919,520
2/28/2002	163,799,322	94,254,083
3/31/2002	174,623,066	101,445,670
4/30/2002	164,520,905	96,079,194
5/31/2002	160,912,990	93,216,034
6/30/2002	145,038,166	82,924,984
7/31/2002	131,328,091	74,864,675
8/31/2002	128,441,759	74,602,649
9/30/2002	121,185,163	68,679,199
10/31/2002	132,070,058	74,001,837
11/30/2002	138,600,994	79,796,180
12/31/2002	133,521,377	74,976,491
1/31/2003	132,799,640	74,241,721
2/28/2003	130,634,428	73,595,818
3/31/2003	132,799,640	74,964,701
4/30/2003	138,573,537	80,069,797
5/31/2003	149,399,595	87,772,511
6/30/2003	150,843,069	89,027,658
7/31/2003	153,008,280	92,205,946
8/31/2003	160,225,652	97,286,493
9/30/2003	154,451,755	95,399,135
10/31/2003	163,112,601	103,088,305
11/30/2003	168,886,498	105,851,072
12/31/2003	171,773,447	107,004,849
1/31/2004	177,547,344	110,536,009
2/29/2004	180,434,293	112,393,014
3/31/2004	181,877,767	112,179,467
4/30/2004	177,547,344	109,016,006
5/31/2004	181,877,767	111,588,784
6/30/2004	184,042,979	113,363,045
7/31/2004	169,608,235	105,858,412
8/31/2004	166,721,287	104,556,353
9/30/2004	171,051,710	108,456,305
10/31/2004	178,269,081	112,132,974
11/30/2004	187,651,665	117,919,036
12/31/2004	197,034,248	123,567,357

Sector Breakdown *

Technology	26.7%
Healthcare	15.4%
Consumer Discretionary	12.1%
Short-Term Instruments	10.3%
Consumer Services	8.5%
Financial & Business Services	8.2%
Capital Goods	4.4%
Materials & Processing	4.3%
Other	10.1%

*	% of total investments as of Dec. 31, 2004

PIMCO RCM Funds Semi-Annual Report  |  12.31.04  13

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The Fund implements numerous tax strategies to limit distributions for tax-sensitive investors.

•	The Fund’s Institutional Class Shares returned 4.04% for the six-month period ended December 31, 2004. This result trailed the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, concerned over rising interest rates, higher oil prices and the upcoming presidential election. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell by nearly 2%. A rally in the last two months of the year accounted for the majority of the gains the market delivered for the six-month period.

•	Although the Fund posted positive absolute returns, it underperformed relative to its Index, primarily due to stock selection in software and in banks. In software, the Fund saw particularly disappointing results from its investment in Veritas, a provider of data management and disaster recovery software. The company was among the first of numerous software companies to preannounce that they would be delivering less-than-expected earnings. The Fund has exited its position in Veritas given the magnitude of the company’s earnings miss and concerns about the management team.

•	The Fund benefited from strong stock selection in the consumer discretionary sector. Among these stocks were Starbucks and Harman International. Starbucks was the Fund’s best-performing holding for the period.

•	In terms of sector strategy, the Fund’s overweight in food and drug retailing, and pharmaceuticals hindered relative returns. Conversely, an overweight in Internet software, represented by Yahoo! Inc., helped returns.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception
PIMCO RCM Tax-Managed Growth Fund Institutional Class (Incept. 12/30/98)	4.04%	6.99%	–5.44%	—	2.39%
Institutional Shares after taxes on distribution	—	6.99%	–5.44%	—	2.28%
Institutional Shares after distributions & sales of fund shares	—	4.54%	–4.55%	—	1.98%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,040.40	$1,020.62
Expenses Paid During Period	$4.68	$4.63

Expenses are equal to the expense ratio of 0.91% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Tax Managed Growth Fund Institutional Class Shares	S&P 500 Index
12/31/1998	5,000,000	5,000,000
1/31/1999	5,395,000	5,209,100
2/28/1999	5,254,730	5,047,201
3/31/1999	5,804,900	5,249,140
4/30/1999	5,749,754	5,452,439
5/31/1999	5,564,612	5,323,707
6/30/1999	6,064,314	5,619,173
7/31/1999	5,889,055	5,443,742
8/31/1999	5,929,101	5,416,627
9/30/1999	5,774,351	5,268,321
10/31/1999	6,119,080	5,601,701
11/30/1999	6,533,953	5,715,583
12/31/1999	7,620,550	6,052,231
1/31/2000	7,447,563	5,748,271
2/29/2000	7,732,060	5,639,354
3/31/2000	8,286,449	6,191,052
4/30/2000	7,686,510	6,004,763
5/31/2000	7,351,378	5,881,546
6/30/2000	7,910,818	6,026,526
7/31/2000	7,707,510	5,932,271
8/31/2000	8,287,115	6,300,724
9/30/2000	7,905,908	5,968,109
10/31/2000	7,814,199	5,942,864
11/30/2000	6,914,003	5,474,351
12/31/2000	7,005,268	5,501,098
1/31/2001	7,040,995	5,696,277
2/28/2001	6,288,313	5,176,891
3/31/2001	5,724,251	4,848,935
4/30/2001	6,262,903	5,225,745
5/31/2001	6,237,225	5,260,758
6/30/2001	6,003,329	5,132,711
7/31/2001	5,769,199	5,082,184
8/31/2001	5,362,471	4,764,040
9/30/2001	5,016,592	4,379,361
10/31/2001	5,112,910	4,462,876
11/30/2001	5,509,161	4,805,223
12/31/2001	5,488,777	4,847,316
1/31/2002	5,356,497	4,776,594
2/28/2002	5,346,320	4,684,478
3/31/2002	5,437,742	4,860,686
4/30/2002	5,082,114	4,565,982
5/31/2002	5,061,785	4,532,331
6/30/2002	4,802,597	4,209,448
7/31/2002	4,624,723	3,881,431
8/31/2002	4,650,134	3,907,048
9/30/2002	4,284,222	3,482,426
10/31/2002	4,589,149	3,788,946
11/30/2002	4,645,052	4,011,740
12/31/2002	4,477,342	3,776,058
1/31/2003	4,365,536	3,677,125
2/28/2003	4,309,632	3,621,968
3/31/2003	4,365,536	3,657,036
4/30/2003	4,660,298	3,958,447
5/31/2003	4,828,008	4,166,927
6/30/2003	4,828,008	4,220,084
7/31/2003	4,919,486	4,294,489
8/31/2003	5,000,800	4,378,244
9/30/2003	4,939,814	4,331,746
10/31/2003	5,132,935	4,576,793
11/30/2003	5,183,756	4,617,060
12/31/2003	5,381,958	4,859,200
1/31/2004	5,483,601	4,948,391
2/29/2004	5,524,257	5,017,171
3/31/2004	5,427,697	4,941,480
4/30/2004	5,376,876	4,863,907
5/31/2004	5,417,533	4,930,654
6/30/2004	5,534,422	5,026,530
7/31/2004	5,285,398	4,860,167
8/31/2004	5,224,413	4,879,826
9/30/2004	5,305,727	4,932,678
10/31/2004	5,376,876	5,008,036
11/30/2004	5,580,161	5,210,669
12/31/2004	5,758,035	5,387,981

Sector Breakdown *

Technology	20.1%
Healthcare	14.9%
Consumer Staples	12.5%
Short-Term Instruments	11.4%
Consumer Discretionary	9.6%
Capital Goods	6.7%
Energy	6.3%
Financial & Business Services	6.1%
Consumer Services	6.0%
Other	6.4%

*	% of total investments as of Dec. 31, 2004

14  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

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12.31.04  |  PIMCO RCM Funds Semi-Annual Report  15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
RCM Europe Fund

Institutional Class
12/31/2004 +	$10.17	$0.01	(a)	$1.58	(a)	$1.59	$(0.17)	$0.00	$0.00	$(0.17)
04/14/2004 – 06/30/2004	10.00	0.08	(a)	0.09	(a)	0.17	0.00	0.00	0.00	0.00

RCM Financial Services Fund

Institutional Class
12/31/2004 +	$10.00	$0.04	(a)	$0.86	(a)	$0.90	$0.00	$0.00	$0.00	$0.00

RCM Global Resources Fund

Institutional Class
12/31/2004 +	$10.00	$0.02	(a)	$1.63	(a)	$1.65	$0.00	$0.00	$0.00	$0.00

RCM Global Small-Cap Fund

Institutional Class
12/31/2004 +	$19.86	$(0.04	)(a)	$2.50	(a)	$2.46	$0.00	$0.00	$0.00	$0.00
06/30/2004	13.66	(0.05	)(a)	6.24	(a)	6.19	0.00	0.00	0.00	0.00
06/30/2003	13.27	(0.06	)(a)	0.41	(a)	0.35	0.00	0.00	0.00	0.00
06/30/2002	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00	0.00	0.00
12/31/00	23.38	(0.21	)(a)	(3.04	)(a)	(3.25)	0.00	(1.50)	0.00	(1.50)

RCM Global Technology Fund

Institutional Class
12/31/2004 +	$32.81	$(0.16	)(a)	$3.66	(a)	$3.50	$0.00	$0.00	$0.00	$0.00
06/30/2004	24.60	(0.35	)(a)	8.56	(a)	8.21	0.00	0.00	0.00	0.00
06/30/2003	20.68	(0.18	)(a)	4.10	(a)	3.92	0.00	0.00	0.00	0.00
06/30/2002	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00	0.00	0.00
12/31/00	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)	0.00	(0.43)

RCM International Growth Equity Fund

Institutional Class
12/31/2004 +	$9.45	$0.05	(a)	$1.17	(a)	$1.22	$(0.11)	$0.00	$0.00	$(0.11)
06/30/2004	7.52	0.09	(a)	1.95	(a)	2.04	(0.12)	0.00	0.00	(0.12)
06/30/2003	8.34	0.06	(a)	(0.88	)(a)	(0.82)	(0.06)	0.00	0.00	(0.06)
06/30/2002	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00	0.00	(0.25)
01/01/2001 – 06/30/2001	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00	0.00	0.00
12/31/00	22.34	(0.01	)(a)	(6.00	)(a)	(6.01)	(0.30)	(2.19)	0.00	(2.49)
Administrative Class
12/31/2004 +	9.36	0.04	(a)	1.16	(a)	1.20	(0.10)	0.00	0.00	(0.10)
06/30/2004	7.46	0.05	(a)	1.95	(a)	2.00	(0.10)	0.00	0.00	(0.10)
06/30/2003	8.33	0.02	(a)	(0.86	)(a)	(0.84)	(0.03)	0.00	0.00	(0.03)
02/05/2002 – 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00	0.00	0.00

RCM Large-Cap Growth Fund

Institutional Class
12/31/2004 +	$12.24	$0.04	(a)	$0.51	(a)	$0.55	$(0.04)	$0.00	$0.00	$(0.04)
06/30/2004	10.95	0.04	(a)	1.30	(a)	1.34	(0.05)	0.00	0.00	(0.05)
06/30/2003	10.95	0.06	(a)	(0.02	)(a)	0.04	(0.03)	0.00	(0.01)	(0.04)
06/30/2002	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00	0.00	(0.02)
01/01/2001 – 06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00	0.00	0.00
12/31/00	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)	0.00	(0.61)

16  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
RCM Europe Fund

Institutional Class
12/31/2004 +	$0.00		$11.59	15.62%	$3,528	1.35	%*(i)	1.35	%*(i)	0.24	%*	2%
04/14/2004 – 06/30/2004	0.00		10.17	1.70	3,052	1.30	*	7.66	*	3.91	*	0

RCM Financial Services Fund

Institutional Class
12/31/2004 +	$0.00		$10.90	9.00%	$3,270	1.10	%*	1.10	%*	0.80	%*	49%

RCM Global Resources Fund

Institutional Class
12/31/2004 +	$0.00		$11.65	16.50%	$3,495	1.10	%*	1.10	%*	0.37	%*	48%

RCM Global Small-Cap Fund

Institutional Class
12/31/2004 +	$0.00		$22.32	12.39%	$15,477	1.42	%*(j)	1.42	%*(j)	(0.43	)%*	40%
06/30/2004	0.01	(a)	19.86	45.39	12,749	1.40		1.40		(0.25)		111
06/30/2003	0.04	(a)	13.66	2.94	3,964	1.41	(f)	1.41	(f)	(0.47)		183
06/30/2002	0.00		13.27	(18.09)	5,354	1.61		2.46		(1.04)		326
01/01/2001 – 06/30/2001	0.00		16.21	(13.09)	10,618	1.50	*	2.26	*	(1.06	)*	134
12/31/00	0.00		18.63	(13.88)	17,804	1.50		1.70		(0.84)		202

RCM Global Technology Fund

Institutional Class
12/31/2004 +	$0.00		$36.31	10.67%	$244,393	1.36	%*(b)	1.36	%*(b)	(1.00	)%*	125%
06/30/2004	0.00		32.81	33.37	207,205	1.36	(b)	1.36	(b)	(1.16)		206
06/30/2003	0.00		24.60	18.96	105,151	1.36	(b)	1.36	(b)	(0.92)		237
06/30/2002	0.00		20.68	(36.68)	116,387	1.29		1.29		(0.85)		343
01/01/2001 – 06/30/2001	0.00		32.64	(35.10)	204,755	1.15	*	1.15	*	(0.04	)*	386
12/31/00	0.00		50.33	(14.33)	366,353	1.21		1.21		(0.26)		451

RCM International Growth Equity Fund

Institutional Class
12/31/2004 +	$0.00		$10.56	12.96%	$46,231	1.03	%*(h)	1.03	%*(h)	1.04	%*	62%
06/30/2004	0.01	(a)	9.45	27.31	40,343	1.04	(e)	1.04	(e)	1.05		90
06/30/2003	0.06	(a)	7.52	(9.02)	20,803	1.09	(g)	1.09	(g)	0.83		86
06/30/2002	0.00		8.34	(22.56)	72,858	1.08		1.17		0.17		261
01/01/2001 – 06/30/2001	0.00		11.07	(20.09)	182,271	1.00	*	1.04	*	0.62	*	84
12/31/00	0.00		13.84	(26.76)	225,278	1.00		1.00		(0.04)		162
Administrative Class
12/31/2004 +	0.00		10.46	12.85	356	1.27	*(d)	1.27	*(d)	0.79	*	62
06/30/2004	0.00		9.36	26.93	335	1.29	(d)	1.29	(d)	0.56		90
06/30/2003	0.00		7.46	(10.01)	482	1.36	(d)	1.36	(d)	0.24		86
02/05/2002 – 06/30/2002	0.00		8.33	0.12	12,166	1.42	*	1.42	*	1.19	*	261

RCM Large-Cap Growth Fund

Institutional Class
12/31/2004 +	$0.00		$12.75	4.47%	$347,511	0.76	%*(c)	0.76	%*(c)	0.71	%*	73%
06/30/2004	0.00		12.24	12.25	350,355	0.76	(c)	0.76	(c)	0.33		82
06/30/2003	0.00		10.95	0.41	276,210	0.75		0.75		0.58		25
06/30/2002	0.00		10.95	(22.68)	173,021	0.75		0.83		0.33		36
01/01/2001 – 06/30/2001	0.00		14.18	(16.05)	56,196	0.75	*	1.05	*	0.16	*	19
12/31/00	0.00		16.89	(8.37)	41,741	0.88		1.37		(0.13)		42

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustee’s expense is 1.40%.
(g)	Ratio of expenses to average net assets excluding trustee’s expense is 1.00%.
(h)	Ratio of expenses to average net assets excluding trustee’s, interest and tax expense is 1.00%.
(i)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.30%.
(j)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.40%.

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
RCM Large-Cap Growth Fund (Cont.)

Administrative Class
12/31/2004 +	$12.21	$0.03	(a)	$0.50	(a)	$0.53	$(0.02)	$0.00	$0.00	$(0.02)
06/30/2004	10.94	0.01	(a)	1.30	(a)	1.31	(0.04)	0.00	0.00	(0.04)
06/30/2003	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00	0.00	(0.03)
02/05/2002 – 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00	0.00	0.00

RCM Mid-Cap Fund

Institutional Class
12/31/2004 +	$2.55	$0.00	(a)	$0.18	(a)	$0.18	$0.00	$0.00	$0.00	$0.00
06/30/2004	2.09	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00	0.00	0.00
06/30/2003	2.01	(0.01	)(a)	0.09	(a)	0.08	0.00	0.00	0.00	0.00
06/30/2002	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00	0.00	0.00	0.00
12/31/00	8.02	(0.04	)(a)	0.20	(a)	0.16	0.00	(4.85)	0.00	(4.85)
Administrative Class
12/31/2004 +	2.53	(0.01	)(a)	0.18	(a)	0.17	0.00	0.00	0.00	0.00
06/30/2004	2.07	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00	0.00	0.00
06/30/2003	2.00	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00	0.00	0.00

RCM Tax-Managed Growth Fund

Institutional Class
12/31/2004 +	$10.89	$0.04	(a)	$0.40	(a)	$0.44	$0.00	$0.00	$0.00	$0.00
06/30/2004	9.50	0.02	(a)	1.37	(a)	1.39	0.00	0.00	0.00	0.00
06/30/2003	9.45	0.03	(a)	0.02	(a)	0.05	0.00	0.00	0.00	0.00
06/30/2002	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00	0.00	0.00
01/01/2001 – 06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00	0.00	0.00
12/31/00	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00	0.00	0.00	0.00

18  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
RCM Large-Cap Growth Fund (Cont.)

Administrative Class
12/31/2004 +	$0.00		$12.72	4.38%	$75,995	1.01	%*(d)	1.01	%*(d)	0.44	%*	73%
06/30/2004	0.00		12.21	11.95	84,940	1.01	(d)	1.01	(d)	0.09		82
06/30/2003	0.00		10.94	0.30	77,886	1.00		1.00		0.36		25
02/05/2002 – 06/30/2002	0.00		10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05	)*	36

RCM Mid-Cap Fund

Institutional Class
12/31/2004 +	$0.00		$2.73	7.06%	$142,288	0.79	%*(f)	0.79	%*(f)	(0.24	)%*	76%
06/30/2004	0.00		2.55	22.01	224,577	0.78	(c)	0.78	(c)	(0.36)		145
06/30/2003	0.00		2.09	3.98	224,615	0.78	(c)	0.78	(c)	(0.46)		132
06/30/2002	0.00		2.01	(27.70)	350,827	0.77		0.81		(0.47)		142
01/01/2001 – 06/30/2001	0.00		2.78	(16.52)	773,592	0.77	*	0.79	*	(0.27	)*	76
12/31/00	0.00		3.33	1.25	890,883	0.00		0.76		(0.41)		193
Administrative Class
12/31/2004 +	0.00		2.70	6.72	12	1.04	*(g)	1.04	*(g)	(0.48	)*	76
06/30/2004	0.00		2.53	22.22	11	1.03	(e)	1.03	(e)	(0.60)		145
06/30/2003	0.00		2.07	3.50	9	1.04	(e)	1.04	(e)	(0.69)		132
02/05/2002 – 06/30/2002	0.00		2.00	(12.28)	9	1.02	*	1.02	*	(0.86	)*	142

RCM Tax-Managed Growth Fund

Institutional Class
12/31/2004 +	$0.00		$11.33	4.04%	$4,345	0.91	%*(b)	0.91	%*(b)	0.78	%*	28%
06/30/2004	0.00		10.89	14.63	4,083	0.91	(b)	0.91	(b)	0.17		92
06/30/2003	0.00		9.50	0.53	3,041	0.91	(b)	0.91	(b)	0.28		74
06/30/2002	0.00		9.45	(19.98)	2,825	1.14		2.47		(0.10)		68
01/01/2001 – 06/30/2001	0.18	(a)	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31	)*	40
12/31/00	0.00		13.78	(8.07)	25,774	1.25		1.58		(0.58)		85

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 0.90%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 0.77%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 1.00%.
(e)	Ratio of expenses to average net assets excluding trustee’s expense is 1.02%.
(f)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 0.77%.
(g)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.02%.

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  19

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	RCM Europe Fund	RCM Financial Services Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund
Assets:

Investments, at value	$3,524	$3,269	$3,496	$78,256	$771,101	$104,217	$613,219	$166,587	$42,207
Cash	1	1	1	1	217	0	51	0	1
Foreign currency, at value	0	0	0	131	0	918	0	0	0
Security lending interest receivable	0	0	0	2	52	0	10	2	0
Receivable for investments sold	0	1	0	0	8,278	1,790	6,967	42,830	0
Receivable for Fund shares sold	0	0	0	593	1,743	145	24,662	120	91
Interest and dividends receivable	9	3	1	48	111	434	390	116	44

	3,534	3,274	3,498	79,031	781,502	107,504	645,299	209,655	42,343

Liabilities:

Payable for investments purchased	$1	$0	$0	$596	$5,351	$1,309	$1,513	$548	$25
Payable for short sale	0	0	0	0	3,355	0	0	0	0
Overdraft due to Custodian	0	0	0	0	0	1,648	0	41,334	0
Written options outstanding	0	1	0	0	2,290	0	0	0	0
Payable for Fund shares redeemed	0	0	0	137	1,941	113	15,501	114	60
Payable for collateral for securities on loan	0	0	0	5,684	137,775	2,334	82,088	17,237	3,777
Accrued investment advisory fee	2	2	2	62	533	45	216	80	21
Accrued administration fee	2	1	1	35	275	55	166	53	16
Accrued distribution fee	0	0	0	19	18	28	28	3	11
Accrued servicing fee	0	0	0	12	85	12	28	2	8
Other liabilities	1	0	0	6	2	86	0	0	1

	6	4	3	6,551	151,625	5,630	99,540	59,371	3,919

Net Assets	$3,528	$3,270	$3,495	$72,480	$629,877	$101,874	$545,759	$150,284	$38,424

Net Assets Consist of:

Paid in capital	$3,050	$3,000	$3,000	$68,694	$1,019,012	$218,156	$521,656	$491,528	$47,466
Undistributed (overdistributed) net investment income	(11)	12	6	(346)	(7,993)	(493)	187	(247)	13
Accumulated undistributed net realized gain (loss)	(8)	(38)	67	(10,822)	(548,540)	(134,235)	(42,772)	(358,174)	(15,662)
Net unrealized appreciation	497	296	422	14,954	167,398	18,446	66,688	17,177	6,607

	$3,528	$3,270	$3,495	$72,480	$629,877	$101,874	$545,759	$150,284	$38,424

Net Assets:

Institutional Class	$3,528	$3,270	$3,495	$15,477	$244,393	$46,231	$347,511	$142,288	$4,345
Administrative Class	0	0	0	0	0	356	75,995	12	0
Other Classes	0	0	0	57,003	385,484	55,287	122,253	7,984	34,079

Shares Issued and Outstanding:

Institutional Class	304	300	300	694	6,731	4,379	27,249	52,181	384
Administrative Class	0	0	0	0	0	34	5,975	4	0

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Institutional Class	$11.59	$10.90	$11.65	$22.32	$36.31	$10.56	$12.75	$2.73	$11.33
Administrative Class	0.00	0.00	0.00	0.00	0.00	10.46	12.72	2.70	0.00
Cost of Investments Owned	$3,027	$2,973	$3,074	$63,299	$603,656	$85,798	$546,547	$149,412	$35,600

Cost of Foreign Currency Held	$0	$0	$0	$131	$0	$892	$0	$0	$0

20  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	RCM Europe Fund	RCM Financial Services Fund**	RCM Global Resources Fund**	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund
Investment Income:

Interest	$1	$1	$1	$24	$305	$5	$99	$17	$6
Dividends, net of foreign tax	25	28	23	254	520	957	3,695	494	305
Security lending income	0	0	0	9	163	1	48	5	2
Miscellaneous income	0	0	0	0	2	0	0	0	0

Total Income	26	29	24	287	990	963	3,842	516	313

Expenses:

Investment advisory fees	13	11	11	287	2,535	235	1,193	441	110
Administration fees	8	6	7	159	1,312	286	915	289	87
Distribution and/or servicing fees – Administrative Class	0	0	0	0	0	0	106	0	0
Distribution and/or servicing fees – Other Classes	0	0	0	139	488	217	208	22	102
Trustees’ fees	0	0	0	2	16	3	17	6	1
Interest expense	1	0	0	2	0	6	0	5	0
Tax expense	0	0	0	0	0	1	0	0	0

Total Expenses	22	17	18	589	4,351	748	2,439	763	300

Net Investment Income (Loss)	4	12	6	(302)	(3,361)	215	1,403	(247)	13

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	5	(37)	52	645	10,110	1,881	1,163	5,313	(9)
Net realized (loss) on options	0	0	0	0	(5,927)	0	0	0	0
Net realized gain (loss) on foreign currency transactions	13	(1)	15	420	86	4,276	0	0	0
Net change in unrealized appreciation on investments	454	296	422	6,522	57,891	4,992	18,684	2,039	1,323
Net change in unrealized appreciation on options	0	0	0	0	1,140	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(4)	1	49	0	0	0

Net Gain	472	258	489	7,583	63,301	11,198	19,847	7,352	1,314

Net Increase in Net Assets Resulting from Operations	$476	$270	$495	$7,281	$59,940	$11,413	$21,250	$7,105	$1,327

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  21

Statements of Changes in Net Assets

Amounts in thousands	RCM Europe Fund		RCM Financial Services Fund**	RCM Global Resources Fund**	RCM Global Small-Cap Fund		RCM Global Technology Fund
	Six Months Ended December 31, 2004 (Unaudited)	Period from April 14, 2004 to June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Six Months Ended December 31, 2004 (Unaudited)	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4	$24	$12	$6	$(302)	$(281)	$(3,361)	$(6,470)
Net realized gain (loss)	18	(15)	(38)	67	1,065	3,513	4,269	101,049
Net change in unrealized appreciation (depreciation)	454	43	296	422	6,518	6,647	59,032	11,604

Net increase resulting from operations	476	52	270	495	7,281	9,879	59,940	106,183

Distributions to Shareholders:

From net investment income
Institutional Class	(50)	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(50)	0	0	0	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	0	3,000	3,000	3,000	3,499	12,398	75,894	201,821
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	20,568	41,368	84,607	207,032
Issued in reorganization							0	0
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	50	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	(2,340)	(6,492)	(61,858)	(140,918)
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	(6,359)	(18,682)	(56,216)	(139,745)
Net increase (decrease) resulting from Fund share transactions	50	3,000	3,000	3,000	15,368	28,592	42,427	128,190
Fund Redemption Fee	0	0	0	0	12	18	25	43

Total Increase (Decrease) in Net Assets	476	3,052	3,270	3,495	22,661	38,489	102,392	234,416

Net Assets:
Beginning of period	3,052	0	0	0	49,819	11,330	527,485	293,069

End of period*	$3,528	$3,052	$3,270	$3,495	$72,480	$49,819	$629,877	$527,485

* Including undistributed (overdistributed) net investment income of:	$(11)	$35	$12	$6	$(346)	$(44)	$(7,993)	$(4,632)
** Inception date was June 30, 2004

22  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$215	$287	$1,403	$848	$(247)	$(924)	$13	$(162)
Net realized gain (loss)	6,157	8,535	1,163	14,004	5,313	55,282	(9)	2,338
Net change in unrealized appreciation (depreciation)	5,041	10,164	18,684	42,766	2,039	(5,770)	1,323	1,222

Net increase resulting from operations	11,413	18,986	21,250	57,618	7,105	48,588	1,327	3,398

Distributions to Shareholders:

From net investment income
Institutional Class	(490)	(415)	(941)	(1,279)	0	0	0	0
Administrative Class	(3)	(5)	(168)	(246)	0	0	0	0
Other Classes	(351)	(465)	(107)	(276)	0	0	0	0

Total Distributions	(844)	(885)	(1,216)	(1,801)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Institutional Class	5,224	31,891	56,647	118,981	10,903	35,746	661	1,175
Administrative Class	0	8	11,434	36,510	0	0	0	0
Other Classes	4,708	58,926	17,083	79,351	1,431	7,006	3,562	10,053
Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	501
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	19,768
Issued as reinvestment of distributions
Institutional Class	486	403	866	1,182	0	0	0	0
Administrative Class	3	5	168	246	0	0	0	0
Other Classes	311	391	102	265	0	0	0	0
Cost of shares redeemed
Institutional Class	(4,657)	(19,363)	(72,150)	(80,208)	(99,935)	(83,015)	(544)	(1,113)
Administrative Class	(19)	(254)	(24,143)	(38,688)	0	0	0	0
Other Classes	(7,554)	(63,560)	(23,045)	(67,319)	(2,255)	(5,302)	(3,477)	(7,980)
Net increase (decrease) resulting from Fund share transactions	(1,498)	8,447	(33,038)	50,320	(89,856)	(45,565)	202	22,404

Fund Redemption Fee	4	45	11	47	1	2	0	1

Total Increase (Decrease) in Net Assets	9,075	26,593	(12,993)	106,184	(82,750)	3,025	1,529	25,803

Net Assets:

Beginning of period	92,799	66,206	558,752	452,568	233,034	230,009	36,895	11,092

End of period*	$101,874	$92,799	$545,759	$558,752	$150,284	$233,034	$38,424	$36,895

* Including undistributed (overdistributed) net investment income of:	$(493)	$136	$187	$0	$(247)	$0	$13	$0

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  23

Schedule of Investments

RCM Europe Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.8%

Belgium 2.7%

Fortis, Inc. (a)	1,310	$36
InBev NV (a)	1,530	59

		95

Denmark 0.6%

ISS International Ltd. (a)	400	22

Finland 1.5%

Nokia Corp. (a)	3,450	54

France 11.7%

Accor S.A. (a)	440	19
Alcatel Telecommunications S.A. (a)	1,410	22
Aventis S.A.	400	37
Axa S.A. (a)	1,390	34
BNP Paribas S.A.	720	52
Dassault Systemes S.A. (a)	735	37
L’Oreal S.A.	235	18
Louis Vuitton Moet Hennessy S.A.	325	25
Societe Television Francaise (a)	530	17
Suez S.A. (a)	870	23
TotalFinaElf S.A. (a)	495	108
Vivendi Universal S.A. (a)	625	20

		412

Germany 11.3%

Adidas-Salomon AG (a)	265	43
BASF AG (a)	295	21
Deutsche Bank AG (a)	405	36
Deutsche Telekom AG (a)	1,730	39
E.On AG (a)	505	46
HeidelbergCement AG (a)	350	21
Metro AG (a)	405	22
Muenchener Rueckversicherungs - Gesellschaft AG (a)	190	23
RWE AG ‘A’ (a)	335	19
SAP AG (a)	270	48
Schering AG (a)	260	19
Siemens AG (a)	730	62

		399

Ireland 1.8%

Bank of Ireland	2,410	40
CRH PLC	860	23

		63

Italy 6.3%

Assicurazioni Generali SpA (a)	600	20
Banca Intesa SpA (a)	10,409	50
Eni SpA (a)	2,210	55
Telecom Italia SpA (a)	14,600	60
Unicredito Italiano SpA (a)	6,300	36

		221

Luxembourg 1.1%

Arcelor S.A. (a)	1,670	39

Netherlands 7.4%

ABN AMRO Holdings NV	830	22
Akzo Nobel NV	405	17
European Aeronautic Defence and Space Co. (a)	760	22
ING Groep NV	2,300	70
Koninklijke (Royal) Philips Electronics NV (a)	2,170	58
Royal Numico NV (a)	745	27
Vedior NV (a)	1,815	30
VNU NV	555	16

		262

Spain 4.8%

Banco Bilbao Vizcaya Argentaria S.A.	2,540	45
Banco Santander Central Hispano S.A.	4,110	51
Endesa S.A.	985	23
Telefonica S.A.	2,720	51

		170

Sweden 1.2%

Atlas Copco AB ‘A’ (a)	955	43

Switzerland 15.2%

Adecco S.A.	340	17
Credit Suisse Group	835	35
Lindt & Spruengli AG (a)	3	44
Nestle S.A. (a)	150	39
Nobel Biocare Holding AG (a)	130	24
Novartis AG (a)	2,020	102
Roche Holdings AG - Genusschein (a)	785	90
Serono S.A. ‘B’ (a)	50	33
Swatch Group AG (a)	140	21
Swiss Reinsurance Co. (a)	225	16
UBS AG (a)	1,370	115

		536

United Kingdom 34.2%

Allied Domecq PLC	1,880	18
AstraZeneca PLC	930	34
BAA PLC	1,860	21
Barclays Bank PLC	6,725	76
BG Group PLC	4,240	29
BHP Billiton PLC	1,940	23
BP PLC	13,425	131
British Sky Broadcasting Group PLC	2,454	26
Compass Group PLC	3,170	15
GlaxoSmithKline PLC	3,010	71
GUS PLC	1,280	23
HBOS Treasury Services PLC	3,010	49
HSBC Holdings PLC	5,995	101
Intercontinental Hotels Group PLC (a)	2,401	30
National Grid Transco PLC	2,320	22
Prudential PLC	3,209	28
Rank Group PLC	4,280	22
Reckitt Benckiser PLC	615	19
Rio Tinto Ltd.	1,200	35
Royal Bank of Scotland PLC	2,811	94
Sage Group PLC (a)	5,600	22
Shell Transport & Trading Co., PLC	10,950	94
Smith & Nephew PLC	2,950	30
Tesco PLC	6,235	38
Vodafone Group PLC	56,550	154

		1,205

Total Common Stocks (Cost $3,024)		3,521

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 0.1%

Repurchase Agreement 0.1%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.550% due 07/07/2005 valued at $5. Repurchase proceeds are $3.)	$3	3

Total Short-Term Instruments (Cost $3)		3

Total Investments (b) 99.9% (Cost $3,027)		$3,524

Other Assets and Liabilities (Net) 0.1%		4

Net Assets 100.0%		$3,528

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $3,423, which represents 97.03% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

24  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Financial Services Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 91.8%

Consumer Services 1.1%

Isewan Terminal Service Co. (a)	4,000	$22
Sumitomo Warehouse Co. (a)	3,000	15

		37

Financial & Business Services 90.7%

AFLAC, Inc.	2,650	106
American International Group, Inc. (a)	1,600	105
Ameritrade Holding Corp. (a)	6,100	87
CapitalSource, Inc. (a)	1,900	49
Central Pacific Financial Corp.	900	33
Citigroup, Inc.	3,400	164
City National Corp.	1,100	78
Deutsche Bank AG (a)	750	67
Fannie Mae	1,450	103
Fifth Third Bancorp	3,000	142
Franklin Resources, Inc.	1,800	125
Freddie Mac	2,000	147
Goldman Sachs Group, Inc.	1,550	161
Greenhill & Co., Inc.	2,200	63
Joyo Bank Ltd.	13,000	63
M&T Bank Corp.	1,200	129
Marsh & McLennan Cos., Inc.	3,700	122
Mellon Financial Corp.	3,000	93
Merrill Lynch & Co., Inc.	2,700	161
MetLife, Inc.	2,750	111
Mitsubishi Tokyo Financial Group, Inc. (a)	4	41
National Australia Bank Ltd.	2,500	56
RenaissanceRe Holdings Ltd.	1,500	78
Safeco Corp.	800	42
Signature Bank & Trust (a)	1,600	52
U.S. Bancorp	3,250	102
UBS AG (a)	750	63
Wachovia Corp.	3,000	158
Willis Group Holdings Ltd.	3,150	130
Zions Bancorporation	1,950	133

		2,964

Total Common Stocks (Cost $2,706)		3,001

EXCHANGE-TRADED FUNDS 2.0%

Index Fund 2.0%

Financial Select Sector SPDR Fund (a)	2,100	64

Total Exchange-Traded Funds (Cost $63)		64

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 6.2%

Repurchase Agreement 6.2%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 3.150% due 10/23/2009 valued at $211. Repurchase proceeds are $204.)	$204	204

Total Short-Term Instruments (Cost $204)		204

Total Investments (b) 100.0% (Cost $2,973)		$3,269

Written Options (c) (0.0%) (Premiums $1)		(1)

Other Assets and Liabilities (Net) 0.0%		2

Net Assets 100.0%		$3,270

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $327, which represents 10.00% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE American International Group, Inc.	$65.000	01/22/2005	5	$1	$1

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  25

Schedule of Investments

RCM Global Resources Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.4%

Australia 7.9%

BHP Billiton Ltd.	13,870	$166
Rio Tinto Ltd.	3,630	112

		278

Barbados 2.0%

Nabors Industries Ltd. (a)	1,360	70

Canada 15.3%

Alcan, Inc.	2,000	98
Barrick Gold Corp.	1,520	37
Canadian Natural Resources	2,010	86
Placer Dome, Inc.	2,400	45
Suncor Energy, Inc.	3,700	131
Teck Cominco Ltd. ‘B’	1,500	46
Ultra Petroleum Corp. (a)	1,920	92

		535

Finland 1.5%

UPM-Kymmene Oyj (a)	2,370	53

France 4.1%

Companie Generale de Geophysique S.A. (a)	500	35
TotalFinaElf S.A.	490	107

		142

Germany 1.1%

BASF AG (a)	540	39

Italy 1.7%

Eni SpA (a)	2,330	58

Japan 1.0%

JFE Holdings, Inc. (a)	1,200	34

Luxembourg 2.9%

Arcelor S.A. (a)	4,390	101

Switzerland 2.4%

Holcim Ltd. (a)	500	30
Syngenta AG (a)	520	55

		85

United Kingdom 7.1%

BP PLC	17,433	170
Xstrata PLC	4,500	80

		250

United States 52.4%

Apache Corp.	2,210	112
Arch Coal, Inc.	1,520	54
Bill Barrett Corp. (a)	1,000	32
Burlington Resources, Inc.	1,620	71
ChevronTexaco Corp.	1,220	64
Dow Chemical Co.	2,170	107
EOG Resources, Inc.	1,440	103
Exxon Mobil Corp.	6,060	311
FMC Technologies, Inc. (a)	1,340	43
Foundation Coal Holdings, Inc. (a)	2,000	46
Freeport-McMoran Copper & Gold, Inc. ‘B’	1,340	51
Halliburton Co.	2,710	106
Input/Output, Inc. (a)	2,370	21
National-Oilwell, Inc. (a)	1,240	44
Noble Corp. (a)	2,410	120
Peabody Energy Corp. (a)	450	36
Phelps Dodge Corp.	390	39
Schlumberger Ltd.	1,450	97
Smith International, Inc. (a)	2,240	122
Transocean, Inc. (a)	1,690	72
Valero Energy Corp.	370	17
Weatherford International Ltd. (a)	1,270	65
XTO Energy, Inc.	2,760	98

		1,831

Total Common Stocks (Cost $3,054)		3,476

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 0.6%

Repurchase Agreement 0.6%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 2.875% due 12/29/2006 valued at $25. Repurchase proceeds are $20.)	$20	20

Total Short-Term Instruments (Cost $20)		20

Total Investments (b) 100.0% (Cost $3,074)		$3,496

Other Assets and Liabilities (Net) (0.0%)		(1)

Net Assets 100.0%		$3,495

Notes to Schedule of Investments

(amount in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $1,040, which represents 29.77% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

26  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.7%

Australia 2.0%

Ansell Ltd.	60,000	$420
John Fairfax Holdings Ltd.	115,000	411
Mayne Group Ltd.	75,958	254
Patrick Corp. (a)	75,000	387

		1,472

Belgium 0.7%

Option International NV (a)	13,500	485

Brazil 1.8%

Gol Linhas Aereas Inteligentes S.A. SP - ADR (a)	30,000	956
Telesp Celular Particapacoes S.A. SP - ADR (a)	54,022	367

		1,323

Canada 3.1%

PetroKazakhstan, Inc. ‘A’	18,000	668
Telesystem International Wireless, Inc. (a)(d)	43,000	481
Ultra Petroleum Corp. (a)	22,800	1,097

		2,246

China 1.5%

Hopewell Holdings Ltd. (a)	120,000	308
Kerry Properties (a)	168,000	360
Weiqiao Textile Co. (a)	250,000	394

		1,062

Denmark 1.3%

GN Store Nord (a)	45,000	485
Jyske Bank SP - REG (a)	11,000	414

		899

Finland 0.5%

YIT-Yhtyma Oyj SP (a)	15,000	373

France 2.6%

123 Multimedia (a)	7,500	384
Acadomia Group (a)	12,000	612
Neopost S.A. (a)	11,000	855

		1,851

Germany 4.5%

GPC Biotech AG (a)	12,500	179
Grenke Leasing AG (a)	22,000	1,042
Hugo Boss AG SP - ORD (a)	19,000	606
Leoni AG (a)	9,000	613
Mobilcom AG (a)	18,000	408
Technotrans AG (a)	23,000	406

		3,254

Greece 0.5%

Intralot S.A.	16,000	391

Hong Kong 2.2%

Dickson Concepts Ltd. (a)	300,000	407
Hon Kwok Land Investment Co. (a)	1,400,000	316
Hysan Development Co.	230,000	482
International Bank of Asia	1,000,000	399

		1,604

Indonesia 2.2%

Indosat Tbk. PT SP - ADR (d)	18,000	561
PT Bank Rakyat Indonesia Tbk.	1,750,000	543
PT Indocement Tunggal Prakarsa Tbk. (a)	1,300,000	431

		1,535

Ireland 0.6%

Paddy Power PLC (a)	30,000	442

Italy 1.9%

Caltagirone Editore SpA (a)	45,000	437
Hera SpA (a)	190,000	546
Meta Modena SpA (a)	110,000	404

		1,387

Japan 8.8%

CKD Corp.	60,000	373
Daifuku Co. (a)	55,000	357
Goldcrest Co., Ltd.	7,000	484
Itoham Foods, Inc. (a)	72,000	365
Japan Asia Investment Co. (a)	60,000	249
Japan Denzai Co., Ltd.	45,000	364
Kadokawa Holdings, Inc. (a)	14,700	609
Moshi Moshi Hotline, Inc.	5,000	467
Musashi Seimitsu Industry Co., Ltd.	20,000	484
Ricoh Leasing Co.	22,400	574
Ryohin Keikaku Co., Ltd.	12,600	633
Sumitomo Titanium Corp. (a)	8,550	483
Tokyo Tatemono Co.	80,000	521
USS Co., Ltd. (a)	5,000	420

		6,383

Malaysia 0.5%

Digi.Com Bhd. (a)	240,000	391

Mexico 1.5%

Consorcio ARA, S.A. de C.V. (a)	185,000	556
Organizacion Soriana S.A. de CV ‘B’ (a)	150,000	538

		1,094

Netherlands 2.4%

Brunel International NV (a)	41,000	499
James Hardie Industries NV (a)	72,000	379
Stork NV (a)	12,500	430
Vedior NV (a)	28,000	456

		1,764

Norway 0.7%

Aker Kvaerner ASA (a)	19,000	505

Philippines 0.9%

Philippine Long Distance Telephone Co. SP - ADR (a)	25,000	623

Singapore 0.5%

First Engineering Ltd. (a)	420,000	358

Spain 1.2%

Banco Pastor S.A.	12,500	413
Cortefiel S.A.	30,000	475

		888

Sweden 0.6%

Getinge AB ‘B’ (a)	35,000	435

Switzerland 3.9%

Georg Fischer AG (a)	2,100	544
Jelmoli Holding AG (a)	400	577
Kuoni Reisen Holding SP - REG (a)	1,400	613
Lindt & Spruengli AG (a)	38	555
Sig Holding AG (a)	2,250	513

		2,802

Thailand 0.7%

Bank of Ayudhya Public Co., Ltd. (a)	1,700,000	525

United Kingdom 5.4%

Balfour Beatty PLC	85,000	514
Body Shop International PLC	80,000	247
Dawson Holdings PLC	65,000	209
ICAP PLC	80,000	416
Laird Group PLC	75,000	471
NextGen Sciences, Ltd. (a)	27,000	181
Northgate PLC	40,000	655
Paladin Resources PLC	150,000	503
Punch Taverns PLC	55,000	728

		3,924

United States 43.2%

Affiliated Managers Group, Inc. (a)(d)	13,800	935
Airgas, Inc.	12,000	318
Alliance Data Systems Corp. (a)	11,400	541
Alvarion Ltd. (a)	40,000	531
AudioCodes Ltd. (a)(d)	30,000	498
BEI Technologies, Inc.	14,000	432
Bill Barrett Corp. (a)	5,200	166
Bucyrus International, Inc. ‘A’	11,500	467
Cash America International, Inc.	24,500	728
Central European Distribution Corp. (a)(d)	22,500	665
Central European Media Enterprises Ltd. ‘A’ (a)	19,000	741
Cogent, Inc. (a)	14,000	462
Coinstar, Inc. (a)(d)	26,000	698
Commercial Capital BanCorp., Inc.	27,500	637
Cooper Cos., Inc. (d)	6,350	448
Corrections Corp. of America (a)	21,000	850
Embarcadero Technologies, Inc. (a)	29,000	273
Energy Conversion Devices, Inc. (a)(d)	17,500	338
Exar Corp. (a)	20,000	284
F5 Networks, Inc. (a)	4,900	239
Finish Line, Inc. ‘A’	28,000	512
FormFactor, Inc. (a)	14,500	394
Fossil, Inc. (a)	13,000	333
Foundation Coal Holdings, Inc. (a)(d)	16,000	369
General Communication, Inc. ‘A’ (a)	30,000	331
Gen-Probe, Inc. (a)	14,000	633
Global Imaging Systems, Inc. (a)	10,000	395
Great Lakes Chemical Corp.	13,000	370
Harsco Corp. (a)	8,500	474
Heidrick & Struggles International, Inc. (a)	16,000	548
Hibbett Sporting Goods, Inc. (a)	21,000	559
Housevalues, Inc. (a)(d)	13,500	203
Hyperion Solutions Corp. (a)	10,000	466
Ionatron, Inc. (a)(d)	30,500	346
Ixia (a)	18,000	303
Jackson Hewitt Tax Service, Inc.	22,500	569
Jarden Corp. (a)	20,000	869
Jones Lang LaSalle, Inc. (a)	18,600	696
Kindred Healthcare, Inc. (a)	16,100	482
Life Time Fitness, Inc. (a)	19,000	492
Nektar Therapeutics, Inc. (a)	15,000	304
PalmOne, Inc. (a)(d)	8,000	252
PeopleSupport, Inc. (a)	45,000	457
PF Chang’s China Bistro, Inc. (a)	6,900	389
Portalplayer, Inc. (a)	1,700	42
Ralcorp Holdings, Inc.	12,000	503
Redwood Trust, Inc.	9,200	571
Regis Corp.	14,000	646
Renal Care Group, Inc. (a)	11,000	396
Resources Connection, Inc. (a)	11,000	596
Safenet, Inc. (a)	6,000	220
Sapient Corp. (a)	35,000	277
Sierra Health Services, Inc. (a)	10,000	551
Signature Bank & Trust (a)	22,000	712
Sirf Technology Holdings, Inc. (a)	26,000	331
Standard Pacific Corp. (a)	12,800	821
Tekelec (a)	14,000	286
Telvent GIT S.A. (a)	45,000	574
TIBCO Software, Inc. (a)	28,500	380
United Natural Foods, Inc. (a)	20,800	647
UNOVA, Inc. (a)(d)	15,000	379
Varian Semiconductor Equipment Associates, Inc. (a)	9,500	350
VCA Antech, Inc. (a)	32,800	643
Westcorp, Inc.	10,000	459
Western Wireless Corp. ‘A’ (a)	21,000	615
Wintrust Financial Corp.	6,200	353

		31,349

Total Common Stocks (Cost $54,406)		69,365

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  27

Schedule of Investments (Cont.)

RCM Global Small-Cap Fund

December 31, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 12.3%

Collateral Invested for Securities on Loan (c) 7.9%

Bavaria TRR Corp.
2.401% due 01/06/2005	$2,000	$1,999
Bavaria Universal Funding Corp.
2.375% due 01/27/2005	1,000	998
Fortis Funding LLC
2.250% due 01/03/2005	689	689
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Suntrust Bank
2.000% due 01/03/2005	1,001	1,001

		5,684

Repurchase Agreement 4.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 02/01/2011 valued at $3,276. Repurchase proceeds are $3,208.)	3,207	3,207

Total Short-Term Instruments (Cost $8,893)		8,891

Total Investments (b) 108.0% (Cost $63,299)		$78,256

Other Assets and Liabilities (Net) (8.0%)		(5,776)

Net Assets 100.0%		$72,480

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $26,251, which represents 36.22% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $5,474; cash collateral of $5,676 was received with which the Fund purchased securities.

28  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Global Technology Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.4%

Aerospace 1.4%

United Technologies Corp. (f)	87,090	$9,001

Capital Goods 2.3%

Tyco International Ltd.	405,410	14,489

Communications 1.4%

Nextel Partners, Inc. ‘A’ (a)	459,160	8,972

Consumer Discretionary 0.8%

Nintendo Co., Ltd. (a)	41,300	5,205

Consumer Services 1.1%

DreamWorks Animation SKG, Inc. ‘A’ (a)	1,000	38
Greenfield Online, Inc. (a)	319,410	7,024

		7,062

Energy 5.9%

Cooper Cameron Corp. (a)	60,110	3,235
Halliburton Co.	205,810	8,076
Input/Output, Inc. (a)	275,030	2,431
Nabors Industries Ltd. (a)(f)	44,610	2,288
National-Oilwell, Inc. (a)(f)	65,050	2,296
Schlumberger Ltd.	79,990	5,355
Smith International, Inc. (a)	29,510	1,606
Transocean, Inc. (a)(f)	147,160	6,238
Weatherford International Ltd. (a)(f)	106,660	5,472

		36,997

Financial & Business Services 0.7%

Infosys Technologies Ltd. - Warrants Exp. 9/05/2005 (a)(d)	22,800	4,383

Healthcare 5.6%

Amylin Pharmaceuticals, Inc. (a)	177,240	4,140
Elan Corp. PLC SP - ADR (a)(f)	54,380	1,482
Gilead Sciences, Inc. (a)	26,430	925
Guidant Corp. (a)	57,910	4,175
IVAX Corp. (a)	275,000	4,350
Johnson & Johnson	210,780	13,368
Nektar Therapeutics, Inc. (a)	150,050	3,037
PacifiCare Health Systems, Inc. (a)	25,190	1,424
Vicuron Pharmaceuticals, Inc. (a)	134,450	2,341

		35,242

Technology 77.2%

Advanced Micro Devices, Inc. (a)(f)	614,180	13,524
Amazon.com, Inc. (a)	76,390	3,383
Apple Computer, Inc. (a)	425,000	27,370
Autodesk, Inc. (f)	638,860	24,245
Avaya, Inc. (a)	492,830	8,477
Broadcom Corp. ‘A’ (a)(f)	265,930	8,584
Citrix Systems, Inc. (a)	174,970	4,292
Cognizant Technology Solutions Corp. ‘A’ (a)(f)	249,140	10,546
Comverse Technology, Inc. (a)	974,370	23,823
Cypress Semiconductor Corp. (a)(f)	75,600	887
eBay, Inc. (a)(f)	103,180	11,998
EMC Corp. (a)	449,370	6,682
F5 Networks, Inc. (a)	71,860	3,501
Google, Inc. ‘A’ (a)(f)	99,980	19,306
International Rectifier Corp. (a)(f)	29,810	1,329
Intuit, Inc. (a)	55,950	2,462
Juniper Networks, Inc. (a)	256,280	6,968
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(c)	1,989	3
Macromedia, Inc. (a)	132,480	4,123
Marvell Technology Group Ltd. (a)(f)	980,520	34,779
McAfee, Inc. (a)	642,310	18,582
Mercury Interactive Corp. (a)(f)	127,640	5,814
MicroStrategy, Inc. ‘A’ (a)	75,310	4,537
Monster Worldwide, Inc. (a)	349,270	11,749
National Semiconductor Corp.	183,000	3,285
NCR Corp. (a)	601,137	41,617
NCsoft Corp. (a)	30,070	2,421
Netease.com, Inc. SP - ADR (a)(f)	250,830	13,251
Network Appliance, Inc. (a)	92,540	3,074
Powerwave Technologies, Inc. (a)(f)	306,700	2,601
QUALCOMM, Inc.	96,908	4,109
Red Hat, Inc. (a)(f)	637,700	8,513
Research In Motion Ltd. (a)(f)	346,670	28,573
SAP AG SP - ADR	10,000	442
Shanda Interactive Entertainment Ltd. SP - ADR (a)(f)	470,050	19,977
SINA Corp. (a)(f)	57,000	1,827
Softbank Corp. (a)	41,900	2,043
Sun Microsystems, Inc. (a)(f)	1,271,220	6,839
Symantec Corp. (a)	245,200	6,316
Telefonaktiebolaget LM Ericsson SP - ADR (a)	65,000	2,047
Telvent GIT S.A. (a)	239,600	3,055
Tencent Holdings Ltd. (a)	10,694,000	6,363
TIBCO Software, Inc. (a)	566,620	7,559
Trend Micro, Inc.	228,500	12,422
VeriSign, Inc. (a)(f)	850,570	28,511
Yahoo!, Inc. (a)(f)	644,840	24,298

		486,107

Total Common Stocks (Cost $439,571)		607,458

	# of Contracts
PURCHASED CALL OPTIONS 0.3%

Biotechnology Index (CBOE) Strike @ 540.000 Exp. 02/19/2005	1	1,580

Total Purchased Call Options (Cost $1,967)		1,580

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 25.7%

Collateral Invested for Securities on Loan (f) 21.8%

Bavaria TRR Corp.
2.325% due 01/05/2005	$8,000	7,995
2.401% due 01/06/2005	10,000	9,996
2.395% due 01/28/2005	5,000	4,990
Bavaria Universal Funding Corp.
2.375% due 01/18/2005	3,142	3,135
2.375% due 01/27/2005	5,000	4,990
Bear Stearns Cos., Inc.	24,000	24,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	12,000	12,000
Davis Square Funding Corp.
2.309% due 01/05/2005	10,000	9,960
2.375% due 01/31/2005	4,000	3,991
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	16,031	16,031
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	5,000	4,988
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	1,000	1,000
Park Granada LLC
2.367% due 01/31/2005	8,000	7,976
Sheffield Receivables Corp.
2.345% due 01/13/2005	5,000	4,990
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.000% due 01/03/2005	4,732	4,732

		137,775

Repurchase Agreement 3.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.040% due 04/02/2018 valued at $24,777. Repurchase proceeds are $24,292.)	24,288	24,288

Total Short-Term Instruments (Cost $162,118)		162,063

Total Investments (g) 122.4% (Cost $603,656)		$771,101

Written Options (h) (0.4%) (Premiums $2,383)		(2,290)

Other Assets and Liabilities (Net) (22.1%)		(138,934)

Net Assets 100.0%		$629,877

Notes to Schedule of Investments

(amounts in thousands, except number of contracts

and per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	The warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.750 until December 10, 2007.
(d)	The warrants entitle the Fund to purchase 4 shares of Infosys Technologies Ltd. for every warrant held at $0.000001 until September 5, 2005.
(e)	Portion of securities on loan with an aggregate market value of $133,234; cash collateral of $137,627 was received with which the Fund purchased securities.
(f)	Securities purchased with the cash proceeds from securities on loans.
(g)	Securities with an aggregate value of $22,091, which represents 3.51% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  29

Schedule of Investments (Cont.)

RCM Global Technology Fund

December 31, 2004 (Unaudited)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Apple Computer	$65.000	01/22/2005	2,524	$914	$808
Call - CBOE Biotechnology Index	580.000	02/19/2005	786	548	299
Call - CBOE Netease.com, Inc.	55.000	03/19/2005	1,254	539	451
Call - CBOE Shanda Interactive Entertainment Ltd.	35.000	03/19/2005	800	382	732

				$2,383	$2,290

(i)	Short sales open at December 31, 2004 were as follows:

Type	Shares	Value	Proceeds
Applied Materials, Inc.	160,600	$2,746	$2,617
Samsung Electronics Co., Ltd	2,780	609	542

		$3,355	$3,159

30  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 100.0%

Australia 2.0%

Brambles Industries Ltd.	193,400	$1,057
Macquarie Infrastructure Group	377,575	1,006

		2,063

Brazil 1.1%

Uniao de Bancos Brasileiros S.A. SP - GDR	34,975	1,109

Canada 4.6%

EnCana Corp.	28,100	1,604
Shoppers Drug Mart Corp. (a)	31,700	986
Shoppers Drug Mart Corp. (a)(b)	33,075	1,029
Suncor Energy, Inc.	30,000	1,062

		4,681

China 1.0%

Television Broadcasting (a)	212,000	983

Finland 1.1%

UPM-Kymmene Oyj (a)	51,200	1,133

France 6.6%

Axa S.A. (a)	84,250	2,083
Louis Vuitton Moet Hennessy S.A.	15,475	1,185
Pernod Richard S.A. (a)	9,400	1,441
TotalFinaElf S.A.	9,125	1,999

		6,708

Germany 11.1%

Deutsche Bank AG (a)	11,600	1,033
Deutsche Telekom AG (a)	117,600	2,659
Puma AG Rudolf Dassler Sport (a)	9,275	2,553
SAP AG (a)	10,375	1,840
Siemens AG (a)	19,325	1,636
Stada Arzneimittel AG (a)	58,175	1,573

		11,294

Greece 2.6%

Hellenic Telecommunications Organization S.A. (OTE) (a)	58,380	1,050
OPAP S.A.	56,700	1,567

		2,617

Hong Kong 4.4%

Hutchinson Whampoa Ltd.	169,000	1,583
Li & Fung Ltd.	910,000	1,531
Sun Hung Kai Properties Ltd.	140,000	1,401

		4,515

India 1.1%

ICICI Bank Ltd. SP - ADR	57,500	1,159

Ireland 3.0%

Anglo Irish Bank Corp.	83,650	2,026
Elan Corp. PLC SP – ADR (a)(d)	38,600	1,052

		3,078

Italy 4.2%

Eni SpA (a)	82,775	2,075
Telecom Italia SpA (a)	545,175	2,226

		4,301

Japan 13.3%

Canon, Inc.	27,000	1,466
Credit Saison Co., Ltd. (a)	31,000	1,134
Daito Trust Construct Co., Ltd.	30,800	1,464
Furukawa Electric Co. (a)	270,000	1,502
Nitto Denko Corp.	26,200	1,439
Orix Corp. (a)	11,800	1,615
Takefuji Corp. (a)	22,650	1,532
Toyota Motor Credit Corp.	46,000	1,888
USS Co., Ltd.	17,970	1,509

		13,549

Netherlands 4.1%

ASML Holding NV (a)	64,200	1,026
ING Groep NV	54,050	1,635
Vedior NV (a)	93,975	1,529

		4,190

Singapore 3.1%

Keppel Corp. (a)	185,000	975
SembCorp. Industries Ltd.	2,187,000	2,168

		3,143

South Korea 2.2%

Samsung Electronics Co., Ltd.	5,060	2,199

Spain 2.1%

ACS Actividades Construcciones y Servicios S.A. (a)	92,000	2,096

Sweden 1.4%

Telefonaktiebolaget LM Ericsson ‘B’ (a)	464,600	1,463

Switzerland 6.4%

Novartis AG (a)	20,650	1,039
Roche Holdings AG - Genusschein (a)	13,700	1,573
Swiss Reinsurance Co. (a)	25,925	1,845
UBS AG (a)	24,475	2,052

		6,509

Thailand 2.9%

Bangkok Bank Public Co., Ltd. (a)	504,200	1,482
Land and Houses PCL ‘F’ (a)	5,100,000	1,488

		2,970

United Kingdom 20.5%

ARM Holdings PLC (a)	502,275	1,056
BHP Billiton PLC	265,025	3,097
Carnival PLC	33,800	2,062
Diageo PLC	88,350	1,262
GlaxoSmithKline PLC	194,450	4,565
Man Group PLC	71,200	2,009
Reckitt Benckiser PLC	38,700	1,167
Serco Group PLC (a)	333,950	1,536
Vodafone Group PLC	981,250	2,670
WPP Group PLC (a)	136,700	1,499

		20,923

United States 1.2%

News Corp. ‘B’ (d)	62,500	1,200

Total Common Stocks (Cost $83,464)		101,883

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 2.3%

Collateral Invested for Securities on Loan (c) 2.3%

Bear Stearns Cos., Inc.	$500	500
Fortis Funding LLC
2.250% due 01/03/2005	1,000	1,000
Suntrust Bank
2.000% due 01/03/2005	834	834

Total Short-Term Instruments (Cost $2,334)		2,334

Total Investments (e) 102.3% (Cost $85,798)		$104,217

Other Assets and Liabilities (Net) (2.3%)		(2,343)

Net Assets 100.0%		$101,874

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $2,219; cash collateral of $2,331 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $92,138, which represents 90.44% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  31

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.9%

Aerospace 1.1%

United Technologies Corp.	56,500	$5,839

Capital Goods 7.9%

Danaher Corp.	140,500	8,066
General Electric Co.	653,000	23,834
Tyco International Ltd.	306,200	10,944

		42,844

Consumer Discretionary 9.7%

Coach, Inc. (a)	120,900	6,819
J.C. Penney Co., Inc. (a)(d)	231,200	9,572
Lowe’s Cos., Inc. (a)	116,800	6,726
Nike, Inc. ‘B’	130,300	11,817
Starbucks Corp. (a)(d)	145,500	9,073
Walgreen Co.	239,900	9,205

		53,212

Consumer Services 5.6%

Carnival Corp. (d)	249,700	14,390
News Corp. ‘A’ (a)(d)	592,600	11,058
Univision Communications, Inc. ‘A’ (a)	184,100	5,389

		30,837

Consumer Staples 6.7%

Avon Products, Inc.	137,400	5,317
Gillette Co. (a)	216,300	9,686
PepsiCo, Inc.	178,800	9,333
Procter & Gamble Co.	225,500	12,421

		36,757

Energy 7.0%

Apache Corp.	130,500	6,599
Exxon Mobil Corp.	183,100	9,386
Noble Corp. (a)	156,100	7,764
Schlumberger Ltd.	102,000	6,829
Smith International, Inc. (a)	136,500	7,427

		38,005

Financial & Business Services 13.2%

AFLAC, Inc.	142,800	5,689
Citigroup, Inc.	339,400	16,352
Franklin Resources, Inc.	189,000	13,164
Golden West Financial Corp.	156,200	9,594
Merrill Lynch & Co., Inc.	222,400	13,293
Willis Group Holdings Ltd.	133,100	5,480
Zions Bancorporation (a)	120,500	8,198

		71,770

Healthcare 17.9%

Abbott Laboratories (a)	345,700	16,127
Aetna, Inc.	73,100	9,119
Amgen, Inc. (a)(d)	103,800	6,659
Biogen Idec, Inc. (a)(d)	178,500	11,890
Gilead Sciences, Inc. (a)	266,600	9,328
IVAX Corp. (a)	251,600	3,980
Johnson & Johnson	167,800	10,642
Medtronic, Inc.	216,200	10,739
Novartis AG SP - ADR (a)	215,400	10,886
UnitedHealth Group, Inc. (a)	96,800	8,521

		97,891

Technology 23.0%

Apple Computer, Inc. (a)	102,000	6,569
Autodesk, Inc.	131,300	4,983
Broadcom Corp. ‘A’ (a)	286,300	9,242
Dell, Inc. (a)	250,900	10,573
eBay, Inc. (a)(d)	42,700	4,965
Juniper Networks, Inc. (a)	330,300	8,981
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(e)	490	1
Marvell Technology Group Ltd. (a)	299,100	10,609
Microsoft Corp.	291,000	7,773
Motorola, Inc.	461,900	7,945
NCR Corp. (a)	134,100	9,284
Oracle Corp. (a)(d)	944,500	12,959
QUALCOMM, Inc.	150,600	6,385
Symantec Corp. (a)	373,000	9,608
Yahoo!, Inc. (a)(d)	414,600	15,622

		125,499

Transportation 3.8%

FedEx Corp. (d)	77,900	7,672
United Parcel Service, Inc. ‘B’	150,500	12,862

		20,534

Total Common Stocks (Cost $456,500)		523,188

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 16.5%

Collateral Invested for Securities on Loan (c) 15.0%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.401% due 01/06/2005	4,000	3,998
Bear Stearns Cos., Inc.	20,000	20,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	3,000	2,999
Park Granada LLC
2.367% due 01/31/2005	10,000	9,970
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
1.999% due 01/03/2005	129	130

		82,088

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.250% due 01/15/2009 valued at $8,104. Repurchase proceeds are $7,944.)	7,943	7,943

Total Short-Term Instruments (Cost $90,047)		90,031

Total Investments 112.4% (Cost $546,547)		$613,219

Other Assets and Liabilities (Net) (12.4%)		(67,460)

Net Assets 100.0%		$545,759

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $78,993; cash collateral of $81,991 was received with which the Fund purchased securities.
(e)	The warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.750 until December 10, 2007.

32  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.4%

Aerospace 1.9%

Goodrich Corp.	88,350	$2,884

Building 0.2%

Pulte Homes, Inc. (a)	4,950	316

Capital Goods 4.9%

Cintas Corp. (a)	51,650	2,265
Danaher Corp.	25,700	1,475
Ingersoll-Rand Co. ‘A’	45,200	3,630

		7,370

Communications 3.0%

Amdocs Ltd. (a)	74,500	1,956
Nextel Partners, Inc. ‘A’ (a)	127,500	2,491

		4,447

Consumer Discretionary 13.4%

Bed Bath & Beyond, Inc. (a)	46,800	1,864
Cheesecake Factory, Inc. (a)	52,050	1,690
Coach, Inc. (a)	9,550	539
Harman International Industries, Inc.	4,600	584
J.C. Penney Co., Inc.	67,700	2,803
Marvel Enterprises, Inc. (a)(b)	85,500	1,751
PETsMART, Inc.	44,700	1,588
Polo Ralph Lauren Corp. ‘A’	10,100	430
RadioShack Corp.	71,800	2,361
Regis Corp.	22,000	1,015
Staples, Inc. (a)	69,640	2,348
TJX Cos., Inc. (b)	55,000	1,382
Williams-Sonoma, Inc. (a)	51,000	1,787

		20,142

Consumer Services 9.4%

Career Education Corp. (a)(b)	34,100	1,364
Corporate Executive Board Co.	6,900	462
Cox Radio, Inc. ‘A’ (a)	50,200	827
Entercom Communications Corp. (a)	22,000	790
Hilton Hotels Corp.	143,600	3,265
Robert Half International, Inc.	10,400	306
Royal Caribbean Cruises Ltd.	52,900	2,880
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	58,550	3,419
Univision Communications, Inc. ‘A’ (a)	16,200	474
Westwood One, Inc. (a)	11,200	302

		14,089

Consumer Staples 1.3%

Constellation Brands, Inc. ‘A’ (a)	7,300	340
Estee Lauder Cos., Inc. ‘A’	35,500	1,625

		1,965

Energy 3.4%

BJ Services Co. (b)	7,500	349
Nabors Industries Ltd. (a)	7,500	385
Noble Corp. (a)	28,500	1,418
Smith International, Inc. (a)	18,600	1,012
Ultra Petroleum Corp. (a)	4,850	233
Weatherford International Ltd. (a)	25,200	1,293
XTO Energy, Inc.	10,900	386

		5,076

Financial & Business Services 9.1%

Ameritrade Holding Corp. (a)	146,700	2,086
CapitalSource, Inc. (a)(b)	87,150	2,237
City National Corp.	29,800	2,105
Fidelity National Financial, Inc.	5,800	265
Franklin Resources, Inc.	33,200	2,312
Mellon Financial Corp.	11,250	350
RenaissanceRe Holdings Ltd.	4,750	247
SEI Investments Co.	39,450	1,654
Willis Group Holdings Ltd.	7,450	307
Zions Bancorporation	30,750	2,092

		13,655

Healthcare 17.1%

Aetna, Inc.	3,450	430
Amylin Pharmaceuticals, Inc. (a)	58,550	1,368
Biomet, Inc.	34,950	1,517
C.R. Bard, Inc.	5,550	355
Caremark Rx, Inc. (a)	30,400	1,199
Community Health Systems, Inc. (a)	38,300	1,068
Covance, Inc. (a)	7,120	276
Cytyc Corp. (a)	75,100	2,071
Elan Corp. PLC SP - ADR (a)(b)	91,500	2,493
Gen-Probe, Inc. (a)	47,400	2,143
IVAX Corp. (a)	117,900	1,865
Kinetic Concepts, Inc. (a)	31,750	2,423
Medicines Co. (a)(b)	29,600	852
Mylan Laboratories, Inc. (b)	16,990	300
Nektar Therapeutics, Inc. (a)	14,100	285
Neurocrine Biosciences, Inc. (a)	18,100	892
OSI Pharmaceuticals, Inc. (a)	20,300	1,519
PacifiCare Health Systems, Inc. (a)	33,580	1,898
Pharmion Corp. (a)(b)	17,800	751
United Therapeutics Corp. (a)	22,950	1,036
Varian Medical Systems, Inc. (a)	13,000	562
WellPoint, Inc. (a)	3,300	380

		25,683

Materials & Processing 4.8%

Air Products & Chemicals, Inc.	43,500	2,522
American Standard Cos., Inc. (a)	68,700	2,839
Rohm & Haas Co.	42,050	1,860

		7,221

Technology 29.6%

Advanced Micro Devices, Inc. (a)(b)	153,800	3,387
Affiliated Computer Services, Inc. ‘A’ (a)(b)	28,000	1,685
Apple Computer, Inc. (a)	42,700	2,750
Ask Jeeves, Inc. (a)	51,200	1,370
ATI Technologies, Inc. (a)	47,700	925
Broadcom Corp. ‘A’ (a)	76,000	2,453
Citrix Systems, Inc. (a)	38,700	949
Comverse Technology, Inc. (a)	89,100	2,179
Corning, Inc. (a)	160,700	1,891
Diebold, Inc.	50,100	2,792
F5 Networks, Inc. (a)	30,500	1,486
Fiserv, Inc. (a)	6,900	277
Fisher Scientific International, Inc. (a)	29,890	1,865
Juniper Networks, Inc. (a)	11,300	307
KLA-Tencor Corp. (a)	21,450	999
Linear Technology Corp.	10,000	388
Macromedia, Inc. (a)	10,200	317
Marvell Technology Group Ltd. (a)	56,500	2,004
McAfee, Inc. (a)	83,750	2,423
Mercury Interactive Corp. (a)	48,400	2,205
Microchip Technology, Inc.	42,400	1,130
Molex, Inc. ‘A’	12,500	333
Monster Worldwide, Inc. (a)	76,900	2,587
National Semiconductor Corp.	126,700	2,274
NCR Corp. (a)	5,850	405
Novell, Inc. (a)	76,000	513
Red Hat, Inc. (a)(b)	66,700	890
VeriSign, Inc. (a)	10,200	342
Waters Corp. (a)	20,400	955
Xilinx, Inc. (b)	81,500	2,416

		44,497

Transportation 1.3%

Expeditors International Washington, Inc.	8,700	486
Southwest Airlines Co.	93,300	1,519

		2,005

Total Common Stocks (Cost $132,175)		149,350

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 11.4%

Collateral Invested for Securities on Loan (c) 11.4%

Bavaria TRR Corp.
2.401% due 01/06/2005	$4,000	$3,998
Fortis Funding LLC
2.250% due 01/03/2005	8,200	8,200
Suntrust Bank
2.000% due 01/03/2005	5,038	5,039

Total Short-Term Instruments (Cost $17,237)		17,237

Total Investments 110.8% (Cost $149,412)		$166,587

Other Assets and Liabilities (Net) (10.8%)		(16,303)

Net Assets 100.0%		$150,284

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Portion of securities on loan with an aggregate market value of $16,515; cash collateral of $17,207 was received with which the Fund purchased securities.
(c)	Securities purchased with the cash proceeds from securities on loans.

See accompanying notes  |  12.31.04  |  PIMCO RCM Funds Semi-Annual Report  33

Schedule of Investments

RCM Tax-Managed Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.3%

Aerospace 2.1%

United Technologies Corp.	7,700	$796

Capital Goods 7.4%

General Electric Co.	44,000	1,606
Tyco International Ltd.	34,300	1,226

		2,832

Communications 1.6%

Vodafone Group PLC SP - ADR	22,500	616

Consumer Discretionary 10.5%

Harman International Industries, Inc.	6,750	857
Starbucks Corp. (a)(c)	21,200	1,322
Target Corp. (c)	12,500	649
Walgreen Co.	31,500	1,209

		4,037

Consumer Services 6.6%

E.W. Scripps Co. ‘A’	12,000	579
Harley-Davidson, Inc.	15,600	948
News Corp. ‘A’ (a)(c)	55,000	1,026

		2,553

Consumer Staples 13.7%

PepsiCo, Inc.	23,000	1,201
Procter & Gamble Co.	20,750	1,143
SYSCO Corp.	32,000	1,222
Whole Foods Market, Inc. (c)	8,000	763
Wm. Wrigley Jr. Co.	13,500	934

		5,263

Energy 6.9%

BP PLC SP - ADR	13,500	788
Schlumberger Ltd.	15,500	1,038
Smith International, Inc. (a)	15,000	816

		2,642

Financial & Business Services 6.6%

Fifth Third Bancorp	17,000	804
Merrill Lynch & Co., Inc.	22,000	1,315
Willis Group Holdings Ltd.	10,600	436

		2,555

Healthcare 16.4%

Abbott Laboratories (a)	17,800	830
Amgen, Inc. (a)	12,000	770
Genentech, Inc. (a)	7,200	392
Johnson & Johnson	17,000	1,078
Medtronic, Inc.	23,500	1,167
Nektar Therapeutics, Inc. (a)	23,900	484
Stryker Corp. (c)	15,500	748
Teva Pharmaceutical Industries Ltd. SP - ADR	27,500	821

		6,290

Technology 22.1%

Dell, Inc. (a)	30,000	1,264
Gentex Corp.	22,000	814
Juniper Networks, Inc. (a)	35,000	952
Macromedia, Inc. (a)	10,000	311
Marvell Technology Group Ltd. (a)	28,500	1,011
Microsoft Corp.	42,950	1,147
Novell, Inc. (a)	47,000	317
Oracle Corp. (a)	58,000	796
Symantec Corp. (a)	32,750	844
Yahoo!, Inc. (a)	27,500	1,036

		8,492

Transportation 3.4%

United Parcel Service, Inc. ‘B’	15,500	1,325

Total Common Stocks (Cost $30,794)		37,401

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 12.5%

Collateral Invested for Securities on Loan (b) 9.8%

Bear Stearns Cos., Inc.	$1,000	1,000
Fortis Funding LLC
2.250% due 01/03/2005	1,700	1,700
Suntrust Bank
2.000% due 01/03/2005	1,077	1,077

		3,777

Repurchase Agreement 2.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 0.000% due 01/12/2005 valued at $1,054. Repurchase proceeds are $1,029.)	1,029	1,029

Total Short-Term Instruments (Cost $4,806)		4,806

Total Investments 109.8% (Cost $35,600)		$42,207

Other Assets and Liabilities (Net) (9.8%)		(3,783)

Net Assets 100.0%		$38,424

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $3,628; cash collateral of $3,770 was received with which the Fund purchased securities.

34  PIMCO RCM Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

12.31.04  |  PIMCO RCM Funds Semi-Annual Report  35

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Europe Fund - $2,932; RCM Financial Services Fund - $162; RCM Global Resources Fund - $1,205; RCM Global Small-Cap Fund - $18,710; RCM Global Technology Fund - $3,458; RCM International Growth Equity Fund - $130,768; RCM Large-Cap Growth Fund - $14,973; and RCM Tax-Managed Growth Fund - $2,974.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At December 31, 2004, $105,072 and $31,769,367 of cash was restricted and held as collateral by a counterparty to the RCM Financial Services and RCM Global Technology Funds, respectively, for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the

36  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $43,404. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employeee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investor of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Fund also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
Fund	All Classes	Inst’l Class	Admin. Class	Class A, B and C [1]	Class D	Class R
RCM Europe Fund	0.80%	0.50%	N/A	N/A	N/A	N/A
RCM Financial Services Fund	0.70%	0.40%	N/A	N/A	N/A	N/A
RCM Global Resources Fund	0.70%	0.40%	N/A	N/A	N/A	N/A
RCM Global Small-Cap Fund	1.00%	0.40%	N/A	0.60%	0.60%	N/A
RCM Global Technology Fund	0.95%	0.40%	N/A	0.55%	0.55%	N/A
RCM International Growth Equity Fund	0.50%	0.50%	0.50%	0.70%	0.70%	N/A
RCM Large-Cap Growth Fund	0.45%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Tax-Managed Growth Fund	0.60%	0.30%	N/A	0.50%	0.50%	N/A

[1]	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $ 2.5 billion.

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to

12.31.04  |  PIMCO RCM Funds Semi-Annual Report  37

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $78,171 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Fund’s advisory fees and administration fees to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to class):

Institutional Class
RCM Europe Fund	1.30%

38  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	12/31/2004
RCM Europe Fund	$0	$39	$0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
RCM Europe Fund	$140	$70
RCM Financial Services Fund	4,209	1,413
RCM Global Resources Fund	4,519	1,544
RCM Global Small-Cap Fund	36,049	21,717
RCM Global Technology Fund	689,324	609,343
RCM International Growth Equity Fund	56,232	56,184
RCM Large-Cap Growth Fund	374,088	418,638
RCM Mid-Cap Fund	119,019	206,794
RCM Tax-Managed Growth Fund	9,967	10,275

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Financial Services Fund	RCM Global Technology Fund
	Premium
Balance at 06/30/2004	$0	$750
Sales	3	3,524
Closing Buys	0	0
Expirations	(2)	(1,891)

Balance at 12/31/2004	$1	$2,383

6. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized	Net Unrealized Appreciation
RCM Europe Fund	$526	$(29)	$497
RCM Financial Services Fund	329	(33)	296
RCM Global Resources Fund	430	(8)	422
RCM Global Small-Cap Fund	15,216	(259)	14,957
RCM Global Technology Fund	169,283	(1,838)	167,445
RCM International Growth Equity Fund	18,564	(145)	18,419
RCM Large-Cap Growth Fund	68,041	(1,369)	66,672
RCM Mid-Cap Fund	18,799	(1,624)	17,175
RCM Tax-Managed Growth Fund	6,848	(241)	6,607

12.31.04  |  PIMCO RCM Funds Semi-Annual Report  39

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Europe Fund				RCM Financial Services Fund**		RCM Global Resources Fund**
	Six Months Ended 12/31/2004		Period from 04/14/2004 to 06/30/2004		Six Months Ended 12/31/2004		Six Months Ended 12/31/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	300	$3,000	300	$3,000	300	$3,000
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	4	50	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed

Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	4	$50	300	$3,000	300	$3,000	300	$3,000

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,584	$56,647	10,161	$118,981	4,325	$10,903	15,646	$35,746
Administrative Class	958	11,434	3,101	36,510	0	0	0	0
Other Classes	1,454	17,083	6,900	79,351	593	1,431	3,042	7,006

Issued in reinvestment of distributions

Institutional Class	68	866	102	1,182	0	0	0	0
Administrative Class	13	168	21	246	0	0	0	0
Other Classes	8	102	23	265	0	0	0	0

Cost of shares redeemed

Institutional Class	(6,027)	(72,150)	(6,861)	(80,208)	(40,069)	(99,935)	(35,270)	(83,015)
Administrative Class	(1,953)	(24,143)	(3,283)	(38,688)	0	0	0	0
Other Classes	(1,964)	(23,045)	(5,787)	(67,319)	(973)	(2,255)	(2,259)	(5,302)

Net increase (decrease) resulting from Fund share transactions	(2,859)	$(33,038)	4,377	$50,320	(36,124)	$(89,856)	(18,841)	$(45,565)

**	Inception date was June 30, 2004

8. Subsequent Events

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the RCM Global Technology Fund’s (the “Fund”) ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse the Fund for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the Fund for losses identified by PAFM. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the Fund.

40  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

	RCM Global Small-Cap Fund				RCM Global Technology Fund				RCM International Growth Equity Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	173	$3,499	708	$12,398	2,377	$75,893	6,609	$201,821	550	$5,224	3,675	$31,891
Administrative Class	0	0	0	0	0	0	0	0	0	0	1	8
Other Classes	1,042	20,568	2,427	41,368	2,675	84,607	6,914	207,032	502	4,708	7,322	58,926

Issued as reinvestment of distributions

Institutional Class	0	0	0	0	0	0	0	0	47	486	45	403
Administrative Class	0	0	0	0	0	0	0	0	0	3	1	5
Other Classes	0	0	0	0	0	0	0	0	30	311	46	391

Cost of shares redeemed

Institutional Class	(121)	(2,340)	(356)	(6,492)	(1,962)	(61,857)	(4,567)	(140,918)	(489)	(4,657)	(2,217)	(19,363)
Administrative Class	0	0	0	0	0	0	0	0	(2)	(19)	(31)	(254)
Other Classes	(330)	(6,359)	(1,069)	(18,682)	(1,785)	(56,216)	(4,729)	(139,745)	(816)	(7,554)	(7,799)	(63,560)

Net increase (decrease) resulting from Fund share transactions	764	$15,368	1,710	$28,592	1,305	$42,427	4,227	$128,190	(178)	$(1,498)	1,043	$8,447

	RCM Tax-Managed Growth Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	61	$661	111	$1,175
Administrative Class	0	0	0	0
Other Classes	336	3,562	987	10,053

Issued in reinvestment of distributions

Institutional Class	0	0	50	501
Administrative Class	0	0	0	0
Other Classes	0	0	1,999	19,768

Cost of shares redeemed

Institutional Class	(52)	(544)	(106)	(1,113)
Administrative Class	0	0	0	0
Other Classes	(333)	(3,477)	(763)	(7,980)

Net increase (decrease) resulting from Fund share transactions	12	$202	2,278	$22,404

12.31.04  |  PIMCO RCM Funds Semi-Annual Report  41

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

9. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

42  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

12.31.04  |  PIMCO RCM Funds Semi-Annual Report  43

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46  PIMCO RCM Funds Semi-Annual Report  |  12.31.04

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, call 1-800-927-4648 (1-800-498-5413 starting April 1).

PIMCO and Allianz: Two Premier Global Names

PIMCO Funds: Access to the highest standard

Investment Adviser and Administrator	PA Fund Management LLC 1345 Avenue of the Americas New York, NY 10105

Sub-Adviser	RCM Capital Management LLC
4 Embarcadero Center
San Francisco, CA 94111

Distributor	PA Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian	State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105

Transfer Agent	Boston Financial Data Services-Midwest
330 W. 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1055 Broadway Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLC
One International Place
Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

15-21330-05

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

Semi-Annual Report

12.31.04

PIMCO Domestic Stock Funds

	GROWTH STOCK FUNDS	VALUE STOCK FUNDS

Share Classes A B C

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

PEA Opportunity Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

PEA Value Fund (Effective 02.11.05 OpCap Value Fund) NFJ Dividend Value Fund NFJ Large-Cap Value Fund NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund STOCK AND BOND FUND Asset Allocation Fund
Effective April 1, 2005, the Multi-Manager Series stock funds will be re-named the Allianz Funds–please see the back cover for more information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds : Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name—PIMCO Advisors—will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.
President
January 31, 2005

PIMCO Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): CCM Capital Appreciation (1/97), CCM Mid-Cap (1/97), NFJ Small-Cap Value (1/97), PEA Value (1/97), NFJ Dividend Value (10/01), PEA Growth & Income (7/00), NFJ Large-Cap Value (7/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Tax-Managed Growth (12/98). The oldest share classes for PEA Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: PEA Growth (A in 10/90, B in 5/95) and PEA Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for PEA Target) to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Except for RCM Tax-Managed, which is shown both with and without the effect of taxes, returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N–Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Semi-Annual Report  |  12.31.04  5

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

•	Asset Allocation Fund seeks long-term capital appreciation and current income by investing in PIMCO Funds. Approximately 60% of the Fund will be invested in stock funds and 40% in bond funds.

•	The Fund’s Class A Shares posted a total return of 7.06% for the six-month period ended December 31, 2004. This result trailed the 8.06% return of the Russell 3000 Index and the 7.56% return of the Fund’s custom blended benchmark (48% Russell 3000 Index; 12% MSCI All Country World Index; 40% Lehman Brothers Aggregate Index).

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. But, a late-in-the-year rally allowed the market as a whole to post positive results. The bond market also performed well during the six-month period, gaining 4.18% (as measured by the Lehman Brothers Aggregate Bond Index).

•	Equity funds represented 64.1% of the overall portfolio as of December 31, 2004. Top performing funds for the six-month period included RCM Mid-Cap Growth Fund and PEA Renaissance Fund. PIMCO StocksPlus Fund, the largest equity holding in the portfolio, performed in line with the S&P 500 Index.

•	Fixed income funds represented 35.9% of the overall portfolio as of December 31, 2004. PIMCO Total Return, which represented the vast majority of the fixed-income assets, returned 4.42%, outperforming the 4.18% return of the Lehman Brothers Aggregate Bond Index. Other funds that contributed to fixed income performance included the PIMCO High Yield Fund, the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) and the PIMCO Emerging Markets Bond Fund. These Funds generally benefited from the decrease in yield spreads.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (09/30/98)
PIMCO Asset Allocation Class A	7.06%	10.25%	4.23%	—	6.90%
PIMCO Asset Allocation Class A (adjusted)	1.15%	4.16%	3.06%	—	5.94%
PIMCO Asset Allocation Class B	6.65%	9.57%	3.47%	—	6.11%
PIMCO Asset Allocation Class B (adjusted)	1.65%	4.57%	3.13%	—	6.11%
PIMCO Asset Allocation Class C (adjusted)	5.66%	8.56%	3.47%	—	6.11%
Russell 3000 Index	8.06%	11.95%	–1.17%	—	—
Lehman Brothers Aggregate Bond Index	4.18%	4.34%	7.71%	—	—
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	7.56%	10.01%	2.85%	—	—
Lipper Balanced Fund Average	6.07%	7.93%	2.01%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,070.60	$1,066.50	$1,066.60	$1,021.93	$1,018.15	$1,018.15
Expenses Paid During Period	$3.39	$7.29	$7.29	$3.31	$7.12	$7.12

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.40% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value  For periods ended 12/31/04

	Asset Allocation Fund Class A	Asset Allocation Fund Class B	Asset Allocation Fund Class C	Russell 3000 Index	Lehman Brothers Aggregate Bond Index	All Asset Blended Index
09/30/1998	9,450	10,000	10,000	10,000	10,000	10,000
10/31/1998	9,724	10,290	10,290	10,759	9,947	10,469
11/30/1998	10,074	10,650	10,650	11,417	10,004	10,868
12/31/1998	10,403	10,994	10,994	12,144	10,034	11,257
01/31/1999	10,460	11,045	11,045	12,556	10,105	11,472
02/28/1999	10,143	10,699	10,699	12,112	9,929	11,166
03/31/1999	10,339	10,899	10,900	12,556	9,984	11,452
04/30/1999	10,715	11,286	11,297	13,123	10,016	11,783
05/31/1999	10,580	11,134	11,144	12,873	9,928	11,568
06/30/1999	10,915	11,483	11,482	13,524	9,896	11,898
07/31/1999	10,790	11,350	11,349	13,114	9,854	11,738
08/31/1999	10,731	11,279	11,277	12,964	9,849	11,676
09/30/1999	10,653	11,184	11,184	12,632	9,963	11,596
10/31/1999	10,897	11,430	11,440	13,424	10,000	12,014
11/30/1999	11,102	11,645	11,645	13,800	9,999	12,233
12/31/1999	11,655	12,214	12,216	14,681	9,951	12,724
01/31/2000	11,316	11,859	11,861	14,105	9,919	12,385
02/29/2000	11,674	12,214	12,217	14,237	10,039	12,540
03/31/2000	12,152	12,713	12,709	15,351	10,171	13,134
04/30/2000	11,791	12,334	12,330	14,811	10,142	12,810
05/31/2000	11,647	12,171	12,168	14,395	10,137	12,595
06/30/2000	11,914	12,441	12,447	14,821	10,348	12,943
07/31/2000	11,925	12,441	12,447	14,558	10,442	12,819
08/31/2000	12,485	13,016	13,023	15,639	10,593	13,369
09/30/2000	12,258	12,769	12,775	14,930	10,660	13,023
10/31/2000	12,174	12,682	12,688	14,718	10,730	12,919
11/30/2000	11,695	12,170	12,176	13,361	10,906	12,362
12/31/2000	12,158	12,654	12,663	13,586	11,108	12,604
01/31/2001	12,309	12,800	12,796	14,050	11,290	12,916
02/28/2001	11,810	12,268	12,276	12,766	11,388	12,272
03/31/2001	11,365	11,805	11,810	11,934	11,445	11,808
04/30/2001	11,808	12,254	12,260	12,891	11,398	12,339
05/31/2001	11,832	12,267	12,272	12,994	11,467	12,376
06/30/2001	11,684	12,116	12,111	12,755	11,510	12,228
07/31/2001	11,719	12,140	12,147	12,544	11,767	12,208
08/31/2001	11,460	11,858	11,866	11,804	11,902	11,882
09/30/2001	10,901	11,269	11,276	10,763	12,041	11,283
10/31/2001	11,113	11,490	11,484	11,014	12,293	11,542
11/30/2001	11,551	11,944	11,938	11,862	12,123	11,968
12/31/2001	11,700	12,092	12,089	12,029	12,046	12,037
01/31/2002	11,652	12,018	12,027	11,879	12,144	11,942
02/28/2002	11,569	11,945	11,940	11,637	12,261	11,881
03/31/2002	11,897	12,265	12,260	12,146	12,057	12,130
04/30/2002	11,741	12,104	12,100	11,509	12,291	11,928
05/31/2002	11,669	12,017	12,013	11,375	12,396	11,917
06/30/2002	11,171	11,492	11,498	10,556	12,503	11,485
07/31/2002	10,446	10,744	10,737	9,717	12,654	10,968
08/31/2002	10,518	10,806	10,812	9,763	12,868	11,067
09/30/2002	9,874	10,138	10,143	8,736	13,076	10,439
10/31/2002	10,250	10,512	10,517	9,432	13,016	10,886
11/30/2002	10,698	10,974	10,968	10,003	13,013	11,264
12/31/2002	10,465	10,727	10,720	9,437	13,281	11,008
01/31/2003	10,283	10,539	10,544	9,206	13,293	10,836
02/28/2003	10,198	10,439	10,431	9,054	13,477	10,784
03/31/2003	10,215	10,450	10,454	9,149	13,466	10,810
04/30/2003	10,767	11,003	11,008	9,897	13,577	11,394
05/31/2003	11,368	11,621	11,626	10,495	13,831	11,897
06/30/2003	11,523	11,772	11,776	10,636	13,803	12,004
07/31/2003	11,573	11,809	11,813	10,880	13,339	12,013
08/31/2003	11,859	12,089	12,093	11,121	13,428	12,215
09/30/2003	11,906	12,141	12,144	11,000	13,783	12,322
10/31/2003	12,379	12,612	12,615	11,666	13,655	12,730
11/30/2003	12,554	12,778	12,768	11,827	13,687	12,859
12/31/2003	13,005	13,221	13,222	12,367	13,826	13,312
01/31/2004	13,242	13,463	13,464	12,626	13,938	13,514
02/29/2004	13,417	13,642	13,630	12,796	14,089	13,701
03/31/2004	13,449	13,650	13,650	12,644	14,194	13,674
04/30/2004	13,097	13,291	13,291	12,382	13,825	13,345
05/31/2004	13,173	13,368	13,355	12,562	13,769	13,420
06/30/2004	13,394	13,484	13,581	12,812	13,847	13,615
07/31/2004	13,040	13,114	13,207	12,327	13,984	13,374
08/31/2004	13,091	13,152	13,259	12,378	14,251	13,515
09/30/2004	13,276	13,232	13,426	12,568	14,290	13,682
10/31/2004	13,504	13,447	13,645	12,775	14,410	13,893
11/30/2004	13,986	13,930	14,135	13,369	14,295	14,274
12/31/2004	14,342	14,175	14,484	13,845	14,426	14,644

Fund Allocation *

Total Return	30.5%
StocksPLUS	14.4%
RCM International Growth Equity	14.0%
PEA Renaissance	7.5%
PEA Value	6.8%
RCM Large-Cap Growth	6.1%
RCM Mid-Cap	5.8%
Other	14.9%

*	% of total investments as of Dec. 31, 2004

6  PIMCO Funds Semi-Annual Report  |  12.31.04

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its asset in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class A Shares returned 9.29% for the six-month period ended December 31, 2004. This return exceeded the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s strong relative performance is attributable to stock selection. For example, the Fund realized significant benefits from its holdings in the consumer discretionary sector, including MGM Mirage, Starbucks and D.R. Horton Inc. The Fund also saw contributions from its holdings in materials, such as Monsanto Co. and Phelps Dodge Corp.

•	Underweight exposure and careful stock selection in healthcare added to relative performance. While the healthcare sector as a whole did not deliver strong results, the Fund saw solid returns from several investments, including UnitedHealth Group Inc. and Aetna Inc.

•	Relative performance was hindered over the period by sector allocations, including an underweight to utilities and telecommunications. The Fund also saw disappointing results from several holdings in the financial sector, including Merrill Lynch & Co. Inc. and ACE Ltd.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (03/08/91)
PIMCO CCM Capital Appreciation Class A	9.29%	12.11%	–0.10%	12.64%	12.06%
PIMCO CCM Capital Appreciation Class A (adjusted)	3.28%	5.95%	–1.22%	12.00%	11.60%
PIMCO CCM Capital Appreciation Class B	8.82%	11.29%	–0.85%	12.06%	11.64%
PIMCO CCM Capital Appreciation Class B (adjusted)	3.82%	6.29%	–1.14%	12.06%	11.64%
PIMCO CCM Capital Appreciation Class C (adjusted)	7.83%	10.29%	–0.85%	11.80%	11.23%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Multi-Cap Growth Fund Average	6.62%	10.71%	–7.51%	10.42%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,092.90	$1,088.20	$1,088.30	$1,019.61	$1,015.83	$1,015.83
Expenses Paid During Period	$5.86	$9.79	$9.79	$5.65	$9.45	$9.45

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Capital Appreciation Fund Class A	CCM Capital Appreciation Fund Class B	CCM Capital Appreciation Fund Class C	S&P 500 Index
03/31/1991	9,450	10,000	10,000	10,000
04/30/1991	9,172	9,699	9,699	10,024
05/31/1991	9,622	10,169	10,169	10,457
06/30/1991	9,101	9,612	9,612	9,978
07/31/1991	9,749	10,290	10,290	10,443
08/31/1991	10,051	10,603	10,603	10,691
09/30/1991	9,909	10,447	10,447	10,512
10/31/1991	10,245	10,794	10,794	10,653
11/30/1991	9,944	10,471	10,471	10,224
12/31/1991	11,323	11,915	11,915	11,393
01/31/1992	11,211	11,790	11,790	11,181
02/29/1992	11,328	11,907	11,907	11,327
03/31/1992	10,952	11,504	11,504	11,106
04/30/1992	10,925	11,468	11,468	11,432
05/31/1992	10,968	11,506	11,506	11,488
06/30/1992	10,619	11,133	11,133	11,317
07/31/1992	10,925	11,446	11,446	11,780
08/31/1992	10,650	11,151	11,151	11,539
09/30/1992	10,927	11,434	11,434	11,674
10/31/1992	11,304	11,822	11,822	11,714
11/30/1992	11,962	12,503	12,503	12,113
12/31/1992	12,124	12,664	12,664	12,262
01/31/1993	12,532	13,082	13,082	12,364
02/28/1993	12,378	12,913	12,913	12,533
03/31/1993	12,946	13,498	13,498	12,797
04/30/1993	12,624	13,155	13,155	12,488
05/31/1993	13,193	13,739	13,739	12,822
06/30/1993	13,400	13,945	13,945	12,860
07/31/1993	13,206	13,735	13,735	12,808
08/31/1993	13,684	14,224	14,224	13,294
09/30/1993	14,082	14,629	14,629	13,192
10/31/1993	14,113	14,651	14,651	13,465
11/30/1993	13,826	14,344	14,344	13,337
12/31/1993	14,215	14,738	14,738	13,498
01/31/1994	14,711	15,243	15,243	13,957
02/28/1994	14,507	15,023	15,023	13,578
03/31/1994	13,778	14,259	14,259	12,986
04/30/1994	13,826	14,300	14,300	13,152
05/31/1994	13,811	14,275	14,275	13,368
06/30/1994	13,418	13,860	13,860	13,041
07/31/1994	13,741	14,185	14,185	13,469
08/31/1994	14,147	14,595	14,595	14,021
09/30/1994	13,764	14,190	14,190	13,678
10/31/1994	14,075	14,503	14,503	13,986
11/30/1994	13,427	13,826	13,826	13,476
12/31/1994	13,555	13,949	13,949	13,676
01/31/1995	13,543	13,926	13,926	14,031
02/28/1995	14,215	14,610	14,610	14,578
03/31/1995	14,834	15,237	15,237	15,008
04/30/1995	15,339	15,747	15,747	15,450
05/31/1995	15,896	16,308	16,308	16,067
06/30/1995	16,579	16,999	16,999	16,440
07/31/1995	17,494	17,926	17,926	16,986
08/31/1995	17,658	18,083	18,083	17,028
09/30/1995	18,353	18,783	18,783	17,747
10/31/1995	18,003	18,414	18,414	17,683
11/30/1995	18,550	18,962	18,962	18,460
12/31/1995	18,518	18,917	18,917	18,815
01/31/1996	19,135	19,535	19,535	19,456
02/29/1996	19,854	20,257	20,257	19,636
03/31/1996	19,885	20,276	20,276	19,825
04/30/1996	20,128	20,512	20,512	20,117
05/31/1996	20,632	21,012	21,012	20,636
06/30/1996	20,587	20,953	20,953	20,715
07/31/1996	19,545	19,879	19,879	19,800
08/31/1996	20,379	20,716	20,716	20,217
09/30/1996	21,623	21,967	21,967	21,355
10/31/1996	22,161	22,499	22,499	21,944
11/30/1996	23,767	24,116	24,116	23,603
12/31/1996	23,387	23,715	23,715	23,135
01/31/1997	24,752	25,086	25,086	24,581
02/28/1997	24,484	24,815	24,802	24,773
03/31/1997	23,592	23,884	23,884	23,756
04/30/1997	24,331	24,621	24,621	25,174
05/31/1997	25,874	26,172	26,172	26,706
06/30/1997	26,983	27,270	27,270	27,903
07/31/1997	29,891	30,178	30,178	30,123
08/31/1997	28,756	29,015	29,015	28,436
09/30/1997	30,490	30,760	30,760	29,993
10/31/1997	29,930	30,165	30,165	28,991
11/30/1997	30,682	30,902	30,902	30,333
12/31/1997	31,275	31,489	31,482	30,854
01/31/1998	30,780	30,960	30,968	31,195
02/28/1998	33,033	33,214	33,205	33,445
03/31/1998	34,860	35,023	35,027	35,158
04/30/1998	34,873	35,037	35,013	35,511
05/31/1998	34,269	34,430	34,401	34,901
06/30/1998	35,725	35,893	35,833	36,319
07/31/1998	34,696	34,859	34,776	35,932
08/31/1998	29,023	29,160	29,076	30,737
09/30/1998	30,643	30,787	30,675	32,706
10/31/1998	32,043	32,194	32,049	35,366
11/30/1998	34,104	34,264	34,107	37,510
12/31/1998	36,648	36,820	36,617	39,671
01/31/1999	37,828	38,006	37,778	41,330
02/28/1999	36,307	36,478	36,244	40,045
03/31/1999	37,179	37,353	37,078	41,648
04/30/1999	38,450	38,631	38,327	43,261
05/31/1999	37,120	37,294	36,971	42,239
06/30/1999	39,351	39,535	39,174	44,584
07/31/1999	37,887	38,065	37,701	43,192
08/31/1999	37,133	37,307	36,928	42,977
09/30/1999	36,186	36,356	35,976	41,800
10/31/1999	38,712	38,893	38,447	44,445
11/30/1999	40,558	40,749	40,266	45,349
12/31/1999	44,776	44,987	44,421	48,020
01/31/2000	43,540	43,745	43,173	45,608
02/29/2000	46,980	47,201	46,562	44,744
03/31/2000	49,221	49,452	48,755	49,121
04/30/2000	47,050	47,271	46,580	47,643
05/31/2000	46,368	46,586	45,854	46,665
06/30/2000	48,288	48,515	47,738	47,816
07/31/2000	47,752	47,976	47,156	47,068
08/31/2000	53,258	53,508	52,574	49,991
09/30/2000	52,576	52,823	51,870	47,352
10/31/2000	51,198	51,439	50,474	47,152
11/30/2000	48,224	48,450	47,501	43,435
12/31/2000	50,857	51,096	50,076	43,647
01/31/2001	48,182	48,408	47,402	45,195
02/28/2001	45,705	45,920	44,932	41,074
03/31/2001	43,155	43,358	42,412	38,472
04/30/2001	45,580	45,794	44,753	41,462
05/31/2001	45,854	46,069	45,008	41,740
06/30/2001	43,877	44,083	43,023	40,724
07/31/2001	42,754	42,955	41,904	40,323
08/31/2001	40,980	41,172	40,123	37,799
09/30/2001	38,554	38,735	37,732	34,747
10/31/2001	38,481	38,661	37,657	35,409
11/30/2001	40,431	40,621	39,539	38,126
12/31/2001	41,107	41,300	40,148	38,460
01/31/2002	40,605	40,796	39,638	37,898
02/28/2002	39,428	39,613	38,469	37,168
03/31/2002	40,906	41,098	39,893	38,566
04/30/2002	39,577	39,763	38,568	36,227
05/31/2002	38,951	39,134	37,932	35,960
06/30/2002	36,673	36,845	35,694	33,399
07/31/2002	33,317	33,474	32,413	30,796
08/31/2002	33,417	33,574	32,491	30,999
09/30/2002	30,837	30,982	29,947	27,630
10/31/2002	32,392	32,544	31,448	30,062
11/30/2002	32,793	32,947	31,828	31,830
12/31/2002	31,390	31,537	30,434	29,960
01/31/2003	31,063	31,209	30,102	29,175
02/28/2003	30,662	30,807	29,696	28,737
03/31/2003	31,313	31,460	30,308	29,016
04/30/2003	33,041	33,196	31,962	31,407
05/31/2003	34,868	35,032	33,692	33,061
06/30/2003	35,144	35,309	33,948	33,483
07/31/2003	35,920	36,089	34,684	34,073
08/31/2003	36,847	37,020	35,551	34,738
09/30/2003	36,320	36,491	35,043	34,369
10/31/2003	38,626	38,808	37,205	36,313
11/30/2003	38,951	39,134	37,536	36,633
12/31/2003	39,753	39,940	38,250	38,554
01/31/2004	40,230	40,419	38,709	39,262
02/29/2004	40,959	41,151	39,370	39,807
03/31/2004	40,983	41,176	39,370	39,207
04/30/2004	39,028	39,212	37,461	38,591
05/31/2004	39,680	39,866	38,072	39,121
06/30/2004	40,783	40,975	39,115	39,881
07/31/2004	38,728	38,893	37,132	38,562
08/31/2004	38,728	38,866	37,106	38,718
09/30/2004	39,955	40,067	38,252	39,137
10/31/2004	40,830	40,920	39,067	39,735
11/30/2004	43,362	43,433	41,458	41,342
12/31/2004	44,572	44,592	42,569	42,749

Sector Breakdown *

Short-Term Instruments	17.5%
Technology	17.2%
Financial & Business Services	10.2%
Healthcare	9.8%
Consumer Services	8.2%
Energy	6.4%
Consumer Staples	5.9%
Capital Goods	5.7%
Consumer Discretionary	5.1%
Other	14.0%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  7

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Class A Shares returned 10.96% for the six-month period ended December 31, 2004. This performance trailed the 12.71% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of 2004 accounted for much of the period’s gains. Mid-cap stocks outperformed the general market in this environment.

•	The Fund’s underperformance relative to its benchmark was primarily due to sector strategy. For example, the Fund’s performance was hindered by a large underweight in financials, many of which benefited from rising interest rates. Select holdings within the sector also detracted from performance, including Knight Trading Group Inc. and Legg Mason Inc.

•	Relative performance was also hurt by the Fund’s overweight exposure to consumer discretionary stocks, such as Marvel Enterprises. Stock selection in energy also detracted from performance, including the Fund’s investment in Pioneer Natural Resources Co.

•	The Fund benefited over the period from its stock selection in healthcare and industrials. Within healthcare, the Fund saw strong returns from its investment in PacifiCare Health Systems Inc. and Aetna Inc. Two solid stocks in the industrial sector were Pentair Inc. and Paccar Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (08/26/91)
PIMCO CCM Mid-Cap Class A	10.96%	18.24%	4.80%	13.12%	12.34%
PIMCO CCM Mid-Cap Class A (adjusted)	4.86%	11.74%	3.62%	12.49%	11.87%
PIMCO CCM Mid-Cap Class B	10.60%	17.43%	4.01%	12.54%	11.91%
PIMCO CCM Mid-Cap Class B (adjusted)	5.60%	12.43%	3.71%	12.54%	11.91%
PIMCO CCM Mid-Cap Class C (adjusted)	9.54%	16.37%	4.01%	12.29%	11.51%
Russell Mid-Cap Index	12.71%	20.23%	7.60%	14.50%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,109.60	$1,106.00	$1,105.40	$1,019.61	$1,015.83	$1,015.83
Expenses Paid During Period	$5.90	$9.87	$9.87	$5.65	$9.45	$9.45

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Mid-Cap Fund Class A	CCM Mid-Cap Fund Class B	CCM Mid-Cap Fund Class C	Russell Mid-Cap Index
08/31/1991	9,450	10,000	10,000	10,000
09/30/1991	9,400	9,940	9,940	9,942
10/31/1991	9,741	10,295	10,295	10,145
11/30/1991	9,463	9,995	9,995	9,726
12/31/1991	10,694	11,288	11,288	10,816
01/31/1992	10,702	11,290	11,290	11,019
02/29/1992	10,803	11,390	11,390	11,272
03/31/1992	10,477	11,038	11,038	10,984
04/30/1992	10,404	10,955	10,955	11,070
05/31/1992	10,410	10,954	10,954	11,142
06/30/1992	10,131	10,654	10,654	10,961
07/31/1992	10,406	10,936	10,936	11,419
08/31/1992	10,098	10,606	10,606	11,156
09/30/1992	10,428	10,946	10,946	11,388
10/31/1992	10,765	11,293	11,293	11,666
11/30/1992	11,410	11,962	11,962	12,254
12/31/1992	11,629	12,184	12,184	12,583
01/31/1993	12,056	12,624	12,624	12,835
02/28/1993	11,680	12,223	12,223	12,849
03/31/1993	12,153	12,710	12,710	13,267
04/30/1993	11,816	12,350	12,350	12,916
05/31/1993	12,318	12,867	12,867	13,326
06/30/1993	12,695	13,253	13,253	13,476
07/31/1993	12,535	13,077	13,077	13,541
08/31/1993	13,151	13,712	13,712	14,143
09/30/1993	13,500	14,067	14,067	14,198
10/31/1993	13,359	13,911	13,911	14,209
11/30/1993	12,981	13,510	13,510	13,880
12/31/1993	13,410	13,947	13,947	14,383
01/31/1994	13,683	14,222	14,222	14,779
02/28/1994	13,660	14,190	14,190	14,578
03/31/1994	13,157	13,659	13,659	13,957
04/30/1994	13,201	13,695	13,695	14,053
05/31/1994	12,957	13,434	13,434	14,072
06/30/1994	12,522	12,974	12,974	13,656
07/31/1994	12,801	13,255	13,255	14,124
08/31/1994	13,467	13,936	13,936	14,794
09/30/1994	13,118	13,567	13,567	14,432
10/31/1994	13,378	13,827	13,827	14,543
11/30/1994	12,742	13,161	13,161	13,901
12/31/1994	13,041	13,461	13,461	14,082
01/31/1995	12,912	13,320	13,320	14,371
02/28/1995	13,693	14,118	14,118	15,115
03/31/1995	14,129	14,558	14,558	15,547
04/30/1995	14,443	14,873	14,873	15,782
05/31/1995	14,936	15,372	15,372	16,300
06/30/1995	15,812	16,264	16,264	16,848
07/31/1995	17,299	17,782	17,782	17,666
08/31/1995	17,427	17,903	17,903	17,937
09/30/1995	17,670	18,142	18,142	18,342
10/31/1995	17,393	17,846	17,846	17,932
11/30/1995	17,723	18,173	18,173	18,824
12/31/1995	17,834	18,275	18,275	18,933
01/31/1996	18,181	18,619	18,619	19,332
02/29/1996	18,616	19,054	19,054	19,786
03/31/1996	18,844	19,274	19,274	20,073
04/30/1996	19,231	19,659	19,659	20,641
05/31/1996	19,550	19,972	19,972	20,953
06/30/1996	19,146	19,547	19,547	20,638
07/31/1996	18,224	18,593	18,593	19,361
08/31/1996	19,212	19,589	19,589	20,283
09/30/1996	20,554	20,945	20,945	21,285
10/31/1996	20,685	21,065	21,065	21,455
11/30/1996	21,937	22,327	22,327	22,762
12/31/1996	21,914	22,289	22,289	22,530
01/31/1997	22,809	23,183	23,196	23,373
02/28/1997	22,416	22,783	22,783	23,338
03/31/1997	21,776	22,108	22,107	22,346
04/30/1997	22,231	22,558	22,558	22,902
05/31/1997	23,756	24,097	24,097	24,573
06/30/1997	24,901	25,235	25,248	25,377
07/31/1997	27,201	27,563	27,562	27,494
08/31/1997	27,164	27,500	27,500	27,194
09/30/1997	29,059	29,402	29,402	28,747
10/31/1997	28,444	28,752	28,751	27,628
11/30/1997	28,629	28,927	28,938	28,286
12/31/1997	29,283	29,577	29,576	29,067
01/31/1998	28,761	29,021	29,020	28,520
02/28/1998	30,443	30,703	30,702	30,750
03/31/1998	31,369	31,617	31,616	32,208
04/30/1998	31,812	32,041	32,054	32,289
05/31/1998	30,716	30,929	30,928	31,291
06/30/1998	31,303	31,485	31,484	31,724
07/31/1998	30,389	30,560	30,559	30,211
08/31/1998	24,965	25,089	25,089	25,377
09/30/1998	26,765	26,898	26,878	27,019
10/31/1998	27,496	27,633	27,592	28,862
11/30/1998	29,008	29,152	29,091	30,227
12/31/1998	31,468	31,625	31,552	31,998
01/31/1999	30,111	30,262	30,160	31,944
02/28/1999	28,467	28,609	28,505	30,880
03/31/1999	28,604	28,747	28,630	31,847
04/30/1999	30,071	30,221	30,076	34,200
05/31/1999	30,002	30,152	29,980	34,101
06/30/1999	31,262	31,418	31,233	35,305
07/31/1999	30,399	30,551	30,343	34,334
08/31/1999	29,372	29,518	29,299	33,445
09/30/1999	28,811	28,955	28,727	32,267
10/31/1999	29,785	29,933	29,675	33,797
11/30/1999	31,482	31,639	31,346	34,770
12/31/1999	35,415	35,591	35,243	37,830
01/31/2000	34,565	34,737	34,365	36,578
02/29/2000	42,062	42,271	41,805	39,391
03/31/2000	43,791	44,009	43,490	41,648
04/30/2000	41,071	41,276	40,772	39,678
05/31/2000	40,180	40,380	39,854	38,626
06/30/2000	41,980	42,189	41,624	39,770
07/31/2000	41,031	41,236	40,662	39,324
08/31/2000	44,671	44,893	44,228	43,091
09/30/2000	45,260	45,486	44,786	42,475
10/31/2000	44,464	44,685	43,962	41,821
11/30/2000	41,485	41,691	40,994	38,057
12/31/2000	45,310	45,535	44,741	40,953
01/31/2001	43,239	43,454	42,665	41,613
02/28/2001	41,825	42,033	41,261	39,079
03/31/2001	39,809	40,007	39,244	36,656
04/30/2001	41,167	41,372	40,551	39,790
05/31/2001	41,356	41,562	40,705	40,530
06/30/2001	39,602	39,800	38,975	40,149
07/31/2001	37,717	37,905	37,092	39,001
08/31/2001	36,322	36,503	35,709	37,499
09/30/2001	33,986	34,156	33,384	32,977
10/31/2001	33,949	34,118	33,327	34,283
11/30/2001	35,324	35,500	34,634	37,155
12/31/2001	36,394	36,576	35,680	38,649
01/31/2002	35,521	35,698	34,791	38,417
02/28/2002	35,105	35,280	34,388	38,010
03/31/2002	36,604	36,787	35,815	40,291
04/30/2002	36,659	36,842	35,854	39,509
05/31/2002	36,014	36,193	35,180	39,062
06/30/2002	33,640	33,808	32,865	36,445
07/31/2002	30,435	30,586	29,700	32,888
08/31/2002	30,663	30,816	29,911	33,069
09/30/2002	29,087	29,232	28,368	30,017
10/31/2002	29,808	29,957	29,043	31,533
11/30/2002	30,017	30,166	29,217	33,721
12/31/2002	28,993	29,138	28,215	32,392
01/31/2003	28,576	28,718	27,789	31,738
02/28/2003	28,216	28,356	27,422	31,319
03/31/2003	28,385	28,526	27,576	31,629
04/30/2003	29,904	30,053	29,023	33,926
05/31/2003	32,236	32,397	31,261	37,030
06/30/2003	32,787	32,951	31,783	37,404
07/31/2003	33,413	33,580	32,362	38,638
08/31/2003	34,780	34,953	33,672	40,315
09/30/2003	34,060	34,230	32,938	39,811
10/31/2003	36,867	37,050	35,659	42,849
11/30/2003	37,722	37,910	36,451	44,053
12/31/2003	37,854	38,043	36,545	45,374
01/31/2004	39,031	39,226	37,664	46,695
02/29/2004	39,886	40,085	38,473	47,699
03/31/2004	40,209	40,410	38,762	47,708
04/30/2004	38,142	38,332	36,735	45,957
05/31/2004	39,226	39,421	37,756	47,097
06/30/2004	40,344	40,545	38,798	48,401
07/31/2004	37,802	37,962	36,330	46,286
08/31/2004	37,481	37,620	36,003	46,485
09/30/2004	39,283	39,415	37,721	47,996
10/31/2004	40,250	40,365	38,626	49,321
11/30/2004	43,079	43,170	41,307	52,324
12/31/2004	44,768	44,845	42,889	54,554

Sector Breakdown *

Technology	15.6%
Financial & Business Services	15.5%
Short-Term Instruments	10.8%
Healthcare	8.3%
Consumer Discretionary	8.1%
Consumer Services	7.6%
Capital Goods	7.4%
Energy	6.6%
Consumer Staples	5.7%
Materials & Processing	5.5%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

8  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in the stocks of U.S. companies that are, in the opinion of the managers, undervalued in the market place.

•	The Fund’s Class A Shares returned 13.32% for the six-month period ended December 31, 2004. The Fund outperformed its benchmark, the Russell 3000 Value Index, which rose 12.19% over the same period.

•	The U.S. stock market turned in strong performance during the second half of 2004, with gains concentrated in the fourth quarter. Value stocks (Russell 3000 Value Index) rose 12.19%, while growth stocks (Russell 3000 Growth Index) advanced 3.86%. Within the value segment of the market, mid-caps (Russell Mid-Cap Value Index) were the best performers, climbing 15.43%.

•	The Fund’s relative return benefited from stock selection in the health care sector, where Endologix was a top performer. The company, which provides therapies that treat cardiovascular disease, received U.S. approval for its next-generation stent graft. Issue selection was also strong among industrials and consumer discretionary companies. For example, Ultralife Batteries, a battery manufacturer, announced that it had won a major contract with the Department of Defense.

•	Although the Fund outperformed its benchmark during the period, stock selection in the information technology sector weighed on relative results. Semiconductor bellwether Intel was a position that lagged, as the company warned investors that its third-quarter sales would come in lower than expected. An underweight in utilities was also unfavorable. Utilities were the best-performing stocks in the Russell 3000 Value Index as their relatively high dividends made them attractive to investors.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Flex-Cap Value Class A	13.32%	20.35%	—	—	27.63%
PIMCO NACM Flex-Cap Value Class A (adjusted)	7.09%	13.73%	—	—	24.72%
PIMCO NACM Flex-Cap Value Class B	12.88%	19.46%	—	—	26.65%
PIMCO NACM Flex-Cap Value Class B (adjusted)	7.88%	14.46%	—	—	25.77%
PIMCO NACM Flex-Cap Value Class C (adjusted)	11.88%	18.46%	—	—	26.64%
Russell 3000 Value Index	12.19%	16.94%	—	—	—
Lipper Multi-Cap Value Fund Average	9.68%	14.39%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,133.20	$1,128.80	$1,128.80	$1,018.10	$1,014.32	$1,014.32
Expenses Paid During Period	$7.58	$11.59	$11.59	$7.17	$10.97	$10.97

For each class of the Fund, expenses are equal to the expense ratio for the class (1.41% for Class A, 2.16% for Class B, 2.16% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Flex-Cap Value Class A	NACM Flex-Cap Value Class B	NACM Flex-Cap Value Class C	Russell 3000 Value Index
7/31/2002	9,450	10,000	10,000	10,000
8/31/2002	9,509	10,062	10,062	10,067
9/30/2002	8,342	8,826	8,817	8,976
10/31/2002	9,063	9,582	9,573	9,602
11/30/2002	9,911	10,471	10,462	10,218
12/31/2002	9,466	9,999	9,990	9,774
1/31/2003	9,252	9,755	9,756	9,535
2/28/2003	8,910	9,393	9,394	9,276
3/31/2003	9,047	9,538	9,529	9,298
4/30/2003	9,843	10,369	10,362	10,121
5/31/2003	10,494	11,038	11,041	10,801
6/30/2003	10,580	11,120	11,122	10,939
7/31/2003	10,845	11,400	11,394	11,129
8/31/2003	11,136	11,690	11,683	11,321
9/30/2003	11,127	11,672	11,674	11,209
10/31/2003	11,991	12,577	12,569	11,911
11/30/2003	12,188	12,775	12,768	12,096
12/31/2003	12,683	13,280	13,278	12,817
1/31/2004	13,124	13,737	13,735	13,059
2/29/2004	13,513	14,138	14,136	13,337
3/31/2004	13,443	14,045	14,043	13,244
4/30/2004	13,010	13,587	13,585	12,892
5/31/2004	13,133	13,708	13,706	13,025
6/30/2004	13,470	14,053	14,051	13,359
7/31/2004	13,010	13,568	13,567	13,135
8/31/2004	13,080	13,624	13,622	13,317
9/30/2004	13,355	13,903	13,902	13,550
10/31/2004	13,788	14,341	14,339	13,774
11/30/2004	14,681	15,265	15,263	14,515
12/31/2004	15,264	15,564	15,860	14,988

Sector Breakdown *

Financial & Business Services	34.6%
Short-Term Instruments	12.5%
Technology	11.4%
Capital Goods	8.1%
Healthcare	6.0%
Consumer Services	5.2%
Other	22.2%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  9

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	NACM Growth Fund seeks long-term capital appreciation by investing primarily in growth stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index, as measured at the time of purchase.

•	The Fund’s Class A Shares gained 10.92% for the six-month period ended December 31, 2004. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 3.47% during the same period.

•	After posting modest losses in the third quarter, U.S. equities rallied in the fourth quarter, resulting in strong gains for the full six months. Within the large-cap market, value stocks (Russell 1000 Value Index) and growth stocks (Russell 1000 Growth Index) advanced 12.08% and 3.47%, respectively.

•	Stock selection in the information technology sector was the primary driver of the Fund’s outperformance versus its benchmark. Top-performing companies included Apple Computer and Cognizant Technology, a provider of IT services. Apple Computer experienced robust sales of its iPod and iMac products. Cognizant Technology reported third-quarter revenue growth of nearly 60% compared to the same quarter the previous year. Stock selection in financials was also beneficial, as was an underweight in consumer staples, the worst-performing sector in the large-cap growth market.

•	While relative results were positive, there were a few pockets of weakness. For example, stock selection among telecommunications services companies was negative. An underweight in materials was also unfavorable, as stocks in this sector benefited from rising commodity prices.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Growth Class A	10.92%	11.30%	—	—	12.66%
PIMCO NACM Growth Class A (adjusted)	4.83%	5.18%	—	—	10.09%
PIMCO NACM Growth Class B	10.58%	10.49%	—	—	11.82%
PIMCO NACM Growth Class B (adjusted)	5.58%	5.49%	—	—	10.78%
PIMCO NACM Growth Class C (adjusted)	9.50%	9.40%	—	—	11.79%
Russell 1000 Growth Index	3.47%	6.30%	—	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,109.20	$1,105.80	$1,105.00	$1,018.80	$1,015.02	$1,015.02
Expenses Paid During Period	$6.75	$10.72	$10.72	$6.46	$10.26	$10.26

For each class of the Fund, expenses are equal to the expense ratio for the class (1.27% for Class A, 2.02% for Class B, 2.02% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Growth Fund Class A	NACM Growth Fund Class B	NACM Growth Fund Class C	Russell 1000 Growth Index
7/31/2002	9,450	10,000	10,000	10,000
8/31/2002	9,520	10,064	10,064	10,030
9/30/2002	8,894	9,402	9,402	8,990
10/31/2002	9,372	9,890	9,890	9,814
11/30/2002	9,702	10,239	10,239	10,347
12/31/2002	8,780	9,264	9,264	9,632
1/31/2003	8,606	9,070	9,070	9,398
2/28/2003	8,581	9,043	9,043	9,355
3/31/2003	8,841	9,301	9,301	9,529
4/30/2003	9,381	9,871	9,871	10,233
5/31/2003	9,641	10,138	10,129	10,744
6/30/2003	9,746	10,239	10,239	10,892
7/31/2003	10,007	10,506	10,506	11,163
8/31/2003	10,216	10,717	10,718	11,441
9/30/2003	9,946	10,423	10,423	11,319
10/31/2003	10,364	10,855	10,855	11,955
11/30/2003	10,459	10,956	10,948	12,080
12/31/2003	10,464	10,951	10,952	12,498
1/31/2004	10,745	11,230	11,231	12,753
2/29/2004	10,665	11,146	11,147	12,835
3/31/2004	10,437	10,904	10,896	12,596
4/30/2004	10,165	10,615	10,608	12,450
5/31/2004	10,384	10,829	10,830	12,682
6/30/2004	10,499	10,941	10,942	12,840
7/31/2004	9,918	10,336	10,328	12,115
8/31/2004	9,830	10,234	10,226	12,055
9/30/2004	10,305	10,727	10,719	12,170
10/31/2004	10,673	11,099	11,091	12,360
11/30/2004	11,236	11,676	11,677	12,785
12/31/2004	11,644	11,800	12,091	13,286

Sector Breakdown *

Technology	35.4%
Healthcare	16.9%
Consumer Discretionary	8.4%
Capital Goods	7.2%
Financial & Business Services	5.8%
Short-Term Instruments	5.5%
Consumer Services	5.3%
Other	15.5%

*	% of total investments as of Dec. 31, 2004

10  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Class A Shares returned 9.20% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Value stocks (as measured by the Russell 1000 Value Index) outperformed the overall market in this environment, returning 12.08%.

•	The Fund’s position in healthcare hurt performance during the period. In particular, the Fund saw disappointing results from its investment in Merck & Co. Inc.

•	The Fund’s performance was helped during the period by its position in the financial industry. For example, the Fund saw strong contributions from its investment in Regions Financial Corp., Bank of America Corp. and Boston Properties.

•	Performance was also supported by the Fund’s overweight exposure to the consumer discretionary sector. A growing economy helped these cyclical stocks, including Fund holding Sears & Roebuck.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/08/00)
PIMCO NFJ Dividend Value Class A	9.20%	13.88%	—	—	11.94%
PIMCO NFJ Dividend Value Class A (adjusted)	3.19%	7.62%	—	—	10.59%
PIMCO NFJ Dividend Value Class B	8.74%	13.05%	—	—	11.13%
PIMCO NFJ Dividend Value Class B (adjusted)	3.74%	8.05%	—	—	10.84%
PIMCO NFJ Dividend Value Class C (adjusted)	7.78%	12.02%	—	—	11.11%
Russell 1000 Value Index	12.08%	16.49%	—	—	—
S&P 500 Index	7.19%	10.88%	—	—	—
Lipper Equity Income Fund Average	9.37%	12.81%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,092.00	$1,087.40	$1,087.80	$1,019.11	$1,015.32	$1,015.32
Expenses Paid During Period	$6.38	$10.31	$10.31	$6.16	$9.96	$9.96

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Dividend Value Class A	NFJ Dividend Value Class B	NFJ Dividend Value Class C	Russell 1000 Value Index	S&P 500 Index
05/31/2000	9,450	10,000	10,000	10,000	10,000
06/30/2000	8,755	9,259	9,259	9,543	10,246
07/31/2000	8,929	9,437	9,437	9,662	10,086
08/31/2000	9,421	9,951	9,951	10,200	10,713
09/30/2000	9,475	10,003	10,003	10,293	10,147
10/31/2000	9,427	9,945	9,945	10,547	10,104
11/30/2000	9,316	9,821	9,821	10,155	9,308
12/31/2000	10,038	10,577	10,577	10,664	9,353
01/31/2001	10,265	10,809	10,809	10,705	9,685
02/28/2001	10,556	11,110	11,110	10,407	8,802
03/31/2001	10,398	10,936	10,936	10,040	8,244
04/30/2001	11,172	11,743	11,743	10,532	8,885
05/31/2001	11,650	12,237	12,237	10,769	8,945
06/30/2001	11,639	12,219	12,219	10,529	8,727
07/31/2001	11,821	12,401	12,401	10,507	8,641
08/31/2001	11,592	12,154	12,154	10,086	8,100
09/30/2001	10,681	11,191	11,191	9,376	7,446
10/31/2001	10,573	11,072	11,072	9,295	7,588
11/30/2001	11,228	11,747	11,747	9,835	8,170
12/31/2001	11,624	12,156	12,150	10,068	8,242
01/31/2002	11,675	12,198	12,203	9,990	8,121
02/28/2002	11,922	12,457	12,450	10,006	7,965
03/31/2002	12,417	12,969	12,964	10,479	8,264
04/30/2002	12,448	12,991	12,986	10,120	7,763
05/31/2002	12,571	13,109	13,104	10,170	7,706
06/30/2002	11,683	12,190	12,174	9,587	7,157
07/31/2002	10,651	11,099	11,094	8,695	6,599
08/31/2002	11,022	11,476	11,461	8,761	6,643
09/30/2002	9,685	10,074	10,064	7,787	5,921
10/31/2002	10,225	10,637	10,628	8,364	6,442
11/30/2002	11,149	11,580	11,570	8,891	6,821
12/31/2002	10,803	11,217	11,219	8,505	6,420
01/31/2003	10,481	10,882	10,871	8,299	6,252
02/28/2003	10,126	10,512	10,500	8,078	6,158
03/31/2003	10,004	10,362	10,361	8,091	6,218
04/30/2003	10,682	11,068	11,057	8,803	6,730
05/31/2003	11,638	12,042	12,042	9,372	7,085
06/30/2003	11,741	12,158	12,142	9,489	7,175
07/31/2003	11,988	12,391	12,387	9,631	7,302
08/31/2003	12,212	12,625	12,621	9,781	7,444
09/30/2003	12,129	12,524	12,518	9,685	7,365
10/31/2003	12,907	13,332	13,325	10,278	7,782
11/30/2003	13,052	13,462	13,454	10,417	7,850
12/31/2003	13,786	14,217	14,209	11,059	8,262
01/31/2004	14,002	14,430	14,422	11,254	8,413
02/29/2004	14,242	14,667	14,659	11,495	8,530
03/31/2004	14,175	14,584	14,578	11,394	8,402
04/30/2004	13,979	14,370	14,364	11,115	8,270
05/31/2004	14,083	14,489	14,472	11,229	8,383
06/30/2004	14,376	14,578	14,763	11,494	8,546
07/31/2004	14,249	14,425	14,619	11,332	8,263
08/31/2004	14,444	14,626	14,809	11,493	8,297
09/30/2004	14,561	14,533	14,932	11,671	8,387
10/31/2004	14,665	14,626	15,016	11,865	8,515
11/30/2004	15,290	15,242	15,650	12,465	8,859
12/31/2004	15,698	15,435	16,058	12,883	9,161

Sector Breakdown *

Financial & Business Services	24.4%
Short-Term Instruments	17.4%
Consumer Discretionary	16.6%
Energy	12.2%
Healthcare	7.3%
Consumer Staples	6.6%
Other	15.5%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  11

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund

•	NFJ Large-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its net assets in securities issued by large-capitalization companies, which the Fund considers to be the largest publicly traded companies (in terms of market capitalizations) in the U.S. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its asset in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class A Shares returned 11.63% for the six-month period ended December 31, 2004. The Fund delivered strong absolute performance, outperforming the 10.60% return of its benchmark, the Russell Top 200 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but in a late-in-the-year rally allowed the market to post positive returns for the six month period. Mid-cap value stocks outperformed the overall stock market in this environment.

•	Performance was helped by the Fund’s strong stock selection in several industries, including consumer discretionary, utilities and industrials.

•	The Fund’s relative performance was hindered over the period by its sector allocation strategy. In particular, performance was hurt by an overweight in healthcare and an underweight in telecommunications.

•	The Fund also saw performance suffer from stock selection within healthcare. In particular, the Fund’s position in Merck & Co Inc. hurt performance, as the company’s stock price fell significantly on problems related to Vioxx, a drug marketed for arthritis pain.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/08/00)
PIMCO NFJ Large-Cap Value Class A	11.63%	16.52%	—	—	11.27%
PIMCO NFJ Large-Cap Value Class A (adjusted)	5.49%	10.11%	—	—	9.92%
PIMCO NFJ Large-Cap Value Class B	11.17%	15.60%	—	—	10.45%
PIMCO NFJ Large-Cap Value Class B (adjusted)	6.17%	10.60%	—	—	10.15%
PIMCO NFJ Large-Cap Value Class C (adjusted)	10.16%	14.63%	—	—	10.46%
Russell Top 200 Value Index	10.60%	13.34%	—	—	—
Russell Mid-Cap Value Index	15.43%	23.70%	—	—	—
Lipper Multi-Cap Value Fund Average	9.68%	14.39%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,116.30	$1,111.70	$1,111.60	$1,019.11	$1,015.32	$1,015.32
Expenses Paid During Period	$6.45	$10.43	$10.43	$6.16	$9.96	$9.96

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Large Cap Value Fund Class A	NFJ Large Cap Value Fund Class B	NFJ Large Cap Value Fund Class C	Russell Top 200 Value Index	Russell Mid-Cap Value Index
05/31/2000	9,450	10,000	10,000	10,000	10,000
06/30/2000	8,995	9,513	9,513	9,506	9,627
07/31/2000	8,941	9,451	9,451	9,584	9,852
08/31/2000	9,476	10,011	10,011	10,095	10,456
09/30/2000	9,415	9,941	9,941	10,186	10,557
10/31/2000	9,552	10,080	10,080	10,459	10,757
11/30/2000	9,407	9,921	9,921	9,970	10,617
12/31/2000	10,040	10,582	10,582	10,316	11,554
01/31/2001	10,070	10,608	10,608	10,388	11,512
02/28/2001	10,274	10,818	10,818	9,996	11,464
03/31/2001	10,091	10,616	10,616	9,609	11,145
04/30/2001	10,566	11,110	11,110	10,055	11,758
05/31/2001	11,049	11,611	11,611	10,254	12,092
06/30/2001	11,042	11,597	11,597	9,986	11,930
07/31/2001	11,203	11,760	11,760	9,972	11,882
08/31/2001	11,024	11,564	11,564	9,485	11,665
09/30/2001	10,126	10,615	10,615	8,916	10,552
10/31/2001	10,323	10,816	10,816	8,790	10,608
11/30/2001	10,958	11,474	11,474	9,258	11,351
12/31/2001	11,271	11,796	11,796	9,408	11,822
01/31/2002	11,515	12,043	12,043	9,266	11,941
02/28/2002	11,750	12,282	12,282	9,223	12,134
03/31/2002	12,140	12,682	12,682	9,644	12,754
04/30/2002	12,321	12,863	12,863	9,171	12,746
05/31/2002	12,439	12,979	12,979	9,244	12,726
06/30/2002	11,691	12,193	12,193	8,659	12,159
07/31/2002	10,516	10,962	10,962	7,872	10,968
08/31/2002	10,836	11,286	11,286	7,918	11,096
09/30/2002	9,586	9,972	9,974	7,004	9,975
10/31/2002	10,102	10,502	10,503	7,647	10,292
11/30/2002	10,690	11,105	11,106	8,128	10,941
12/31/2002	10,453	10,853	10,855	7,712	10,680
01/31/2003	10,242	10,634	10,636	7,536	10,384
02/28/2003	9,792	10,166	10,168	7,305	10,212
03/31/2003	9,710	10,062	10,063	7,312	10,247
04/30/2003	10,324	10,701	10,703	7,991	11,026
05/31/2003	11,260	11,656	11,658	8,431	11,996
06/30/2003	11,282	11,672	11,677	8,556	12,080
07/31/2003	11,412	11,797	11,802	8,625	12,455
08/31/2003	11,615	12,008	12,014	8,687	12,898
09/30/2003	11,609	11,990	11,990	8,594	12,797
10/31/2003	12,332	12,730	12,729	9,074	13,736
11/30/2003	12,471	12,865	12,864	9,135	14,135
12/31/2003	13,072	13,479	13,477	9,775	14,745
01/31/2004	13,259	13,662	13,660	9,908	15,135
02/29/2004	13,613	14,011	14,018	10,105	15,508
03/31/2004	13,597	13,991	13,994	9,969	15,533
04/30/2004	13,307	13,682	13,685	9,809	14,876
05/31/2004	13,270	13,643	13,646	9,840	15,257
06/30/2004	13,645	13,818	14,019	10,017	15,802
07/31/2004	13,412	13,571	13,768	9,934	15,373
08/31/2004	13,572	13,723	13,922	10,067	15,621
09/30/2004	13,880	14,028	14,230	10,163	16,075
10/31/2004	13,870	14,008	14,210	10,302	16,447
11/30/2004	14,742	14,876	15,091	10,745	17,559
12/31/2004	15,233	15,162	15,583	11,079	18,240

Sector Breakdown *

Financial & Business Services	32.8%
Consumer Staples	11.8%
Energy	10.5%
Consumer Discretionary	8.6%
Materials & Processing	6.6%
Healthcare	5.2%
Other	24.5%

*	% of total investments as of Dec. 31, 2004

12  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g. dividend-paying) common stocks.

•	The Fund’s Class A Shares gained 12.98% over the six-month period ended December 31, 2004. Despite this strong absolute return, the Fund trailed the 13.38% return of its benchmark, the Russell 2000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but strong participation in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Small-cap value stocks outperformed the overall stock market in this environment.

•	The Fund’s sector allocation added to relative performance, but stock selection within industries countered these gains. For example, the Fund’s underweight in information technology was a plus, as the industry as a whole did not perform well. But the Fund’s investment in Imation Corp. lost value, which hurt relative performance.

•	Relative performance was helped during the period by overweight exposure to energy and industrials, and underweight exposure to telecommunications.

•	The Fund’s performance was also supported by strong stock selection in financials, including Fremont General Corp. and CBL & Associates Properties Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (10/01/91)
PIMCO NFJ Small-Cap Value Class A	12.98%	23.08%	18.76%	15.59%	14.20%
PIMCO NFJ Small-Cap Value Class A (adjusted)	6.77%	16.31%	17.42%	14.94%	13.72%
PIMCO NFJ Small-Cap Value Class B	12.57%	22.15%	17.89%	15.00%	13.76%
PIMCO NFJ Small-Cap Value Class B (adjusted)	7.57%	17.15%	17.68%	15.00%	13.76%
PIMCO NFJ Small-Cap Value Class C (adjusted)	11.56%	21.17%	17.88%	14.74%	13.36%
Russell 2000 Value Index	13.38%	22.25%	17.23%	15.16%	—
Russell 2000 Index	10.84%	18.32%	6.61%	11.53%	—
Lipper Small-Cap Value Fund Average	11.87%	20.86%	16.22%	14.40%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,129.80	$1,125.70	$1,125.60	$1,018.85	$1,015.07	$1,015.07
Expenses Paid During Period	$6.76	$10.77	$10.77	$6.41	$10.21	$10.21

For each class of the Fund, expenses are equal to the expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Small-Cap Value Fund Class A	NFJ Small-Cap Value Fund Class B	NFJ Small-Cap Value Fund Class C	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	9,450	10,000	10,000	10,000	10,000
10/31/1991	9,556	10,106	10,106	10,114	10,264
11/30/1991	9,335	9,866	9,866	9,703	9,789
12/31/1991	10,022	10,586	10,586	10,332	10,573
01/31/1992	10,701	11,297	11,297	11,197	11,430
02/29/1992	11,060	11,669	11,669	11,731	11,764
03/31/1992	10,961	11,557	11,557	11,603	11,366
04/30/1992	10,734	11,310	11,310	11,443	10,967
05/31/1992	10,740	11,309	11,309	11,754	11,113
06/30/1992	10,393	10,937	10,937	11,373	10,590
07/31/1992	10,706	11,259	11,259	11,801	10,958
08/31/1992	10,540	11,077	11,077	11,571	10,649
09/30/1992	10,641	11,177	11,177	11,790	10,894
10/31/1992	10,832	11,370	11,370	12,065	11,238
11/30/1992	11,598	12,167	12,167	12,812	12,098
12/31/1992	11,852	12,427	12,427	13,343	12,519
01/31/1993	12,374	12,965	12,965	14,051	12,943
02/28/1993	12,310	12,892	12,892	14,107	12,644
03/31/1993	12,623	13,211	13,211	14,642	13,054
04/30/1993	12,287	12,851	12,851	14,290	12,696
05/31/1993	12,492	13,057	13,057	14,740	13,257
06/30/1993	12,518	13,076	13,076	14,879	13,339
07/31/1993	12,557	13,109	13,109	15,134	13,524
08/31/1993	12,972	13,533	13,533	15,726	14,108
09/30/1993	13,087	13,645	13,645	16,103	14,506
10/31/1993	13,332	13,892	13,892	16,471	14,879
11/30/1993	13,089	13,630	13,630	16,052	14,394
12/31/1993	13,439	13,986	13,986	16,524	14,886
01/31/1994	13,938	14,496	14,496	17,113	15,353
02/28/1994	13,913	14,462	14,462	17,063	15,297
03/31/1994	13,287	13,802	13,802	16,299	14,491
04/30/1994	13,328	13,836	13,836	16,459	14,577
05/31/1994	13,006	13,493	13,493	16,436	14,413
06/30/1994	12,769	13,239	13,239	16,009	13,927
07/31/1994	12,964	13,433	13,433	16,305	14,156
08/31/1994	13,481	13,959	13,959	16,947	14,944
09/30/1994	13,147	13,605	13,605	16,766	14,894
10/31/1994	12,898	13,339	13,339	16,459	14,834
11/30/1994	12,595	13,017	13,017	15,794	14,234
12/31/1994	12,892	13,316	13,316	16,268	14,615
01/31/1995	12,958	13,376	13,376	16,190	14,431
02/28/1995	13,534	13,963	13,963	16,789	15,031
03/31/1995	13,611	14,033	14,033	16,871	15,289
04/30/1995	13,924	14,347	14,347	17,373	15,629
05/31/1995	14,258	14,682	14,682	17,745	15,897
06/30/1995	14,708	15,136	15,136	18,351	16,722
07/31/1995	15,434	15,874	15,874	19,021	17,685
08/31/1995	15,733	16,172	16,172	19,586	18,051
09/30/1995	16,033	16,469	16,469	19,879	18,374
10/31/1995	15,401	15,810	15,810	19,085	17,552
11/30/1995	16,030	16,446	16,446	19,843	18,289
12/31/1995	16,112	16,520	16,520	20,458	18,772
01/31/1996	16,032	16,427	16,427	20,593	18,751
02/29/1996	16,376	16,770	16,770	20,916	19,336
03/31/1996	16,871	17,265	17,265	21,355	19,729
04/30/1996	17,441	17,838	17,838	21,938	20,784
05/31/1996	17,999	18,397	18,397	22,493	21,603
06/30/1996	17,872	18,256	18,256	22,228	20,716
07/31/1996	16,884	17,235	17,235	21,046	18,907
08/31/1996	17,683	18,040	18,040	21,959	20,005
09/30/1996	18,218	18,575	18,575	22,559	20,787
10/31/1996	18,564	18,916	18,916	22,820	20,466
11/30/1996	19,790	20,153	20,153	24,048	21,309
12/31/1996	20,498	20,861	20,861	24,829	21,868
01/31/1997	21,166	21,533	21,533	25,210	22,305
02/28/1997	21,240	21,594	21,594	25,450	21,764
03/31/1997	20,435	20,759	20,759	24,767	20,737
04/30/1997	20,629	20,956	20,956	25,131	20,795
05/31/1997	22,404	22,732	22,732	27,132	23,108
06/30/1997	23,493	23,840	23,840	28,505	24,099
07/31/1997	24,701	25,039	25,039	29,701	25,220
08/31/1997	25,342	25,676	25,676	30,173	25,798
09/30/1997	27,207	27,558	27,543	32,180	27,686
10/31/1997	26,745	27,057	27,057	31,305	26,471
11/30/1997	27,043	27,345	27,345	31,648	26,298
12/31/1997	27,563	27,845	27,851	32,721	26,759
01/31/1998	27,093	27,367	27,357	32,129	26,336
02/28/1998	28,786	29,055	29,044	34,071	28,285
03/31/1998	29,899	30,169	30,158	35,453	29,450
04/30/1998	29,805	30,042	30,047	35,628	29,613
05/31/1998	28,441	28,657	28,646	34,367	28,017
06/30/1998	27,563	27,749	27,755	34,172	28,076
07/31/1998	25,540	25,713	25,701	31,496	25,802
08/31/1998	21,778	21,907	21,897	26,563	20,791
09/30/1998	22,405	22,527	22,517	28,063	22,419
10/31/1998	23,283	23,388	23,377	28,896	23,333
11/30/1998	24,098	24,183	24,172	29,679	24,556
12/31/1998	24,951	25,017	25,008	30,609	26,076
01/31/1999	23,953	24,011	24,006	29,915	26,423
02/28/1999	22,727	22,775	22,772	27,872	24,283
03/31/1999	22,399	22,429	22,426	27,642	24,662
04/30/1999	24,312	24,324	24,318	30,166	26,871
05/31/1999	25,129	25,131	25,126	31,093	27,264
06/30/1999	26,044	26,021	26,030	32,219	28,496
07/31/1999	25,718	25,691	25,684	31,454	27,715
08/31/1999	24,769	24,735	24,729	30,305	26,690
09/30/1999	23,707	23,647	23,643	29,699	26,695
10/31/1999	23,560	23,500	23,478	29,105	26,802
11/30/1999	23,364	23,305	23,280	29,255	28,402
12/31/1999	23,247	23,188	23,136	30,154	31,617
01/31/2000	22,025	21,969	21,903	29,366	31,108
02/29/2000	21,588	21,534	21,469	31,160	36,244
03/31/2000	22,761	22,703	22,620	31,307	33,855
04/30/2000	23,464	23,405	23,303	31,492	31,817
05/31/2000	23,849	23,788	23,669	31,011	29,962
06/30/2000	23,632	23,572	23,435	31,918	32,575
07/31/2000	24,268	24,206	24,051	32,981	31,526
08/31/2000	25,372	25,307	25,133	34,456	33,931
09/30/2000	25,724	25,659	25,450	34,260	32,934
10/31/2000	25,858	25,793	25,567	34,139	31,465
11/30/2000	25,406	25,341	25,117	33,444	28,234
12/31/2000	28,170	28,098	27,832	37,037	30,659
01/31/2001	28,905	28,832	28,528	38,059	32,256
02/28/2001	29,469	29,394	29,073	38,007	30,140
03/31/2001	29,365	29,291	28,954	37,397	28,666
04/30/2001	30,461	30,384	30,025	39,128	30,908
05/31/2001	31,710	31,629	31,232	40,134	31,668
06/30/2001	32,550	32,468	32,047	41,749	32,761
07/31/2001	32,104	32,023	31,589	40,813	30,989
08/31/2001	32,310	32,228	31,759	40,672	29,988
09/30/2001	29,230	29,156	28,717	36,182	25,951
10/31/2001	29,999	29,923	29,449	37,127	27,469
11/30/2001	31,472	31,392	30,877	39,795	29,596
12/31/2001	33,414	33,329	32,773	42,232	31,422
01/31/2002	33,364	33,243	32,688	42,792	31,095
02/28/2002	33,968	33,844	33,267	43,053	30,243
03/31/2002	36,790	36,657	35,994	46,277	32,674
04/30/2002	37,857	37,720	37,035	47,906	32,972
05/31/2002	37,377	37,241	36,538	46,321	31,508
06/30/2002	37,033	36,898	36,180	45,296	29,945
07/31/2002	33,452	33,330	32,653	38,566	25,423
08/31/2002	34,191	34,067	33,351	38,395	25,360
09/30/2002	32,762	32,643	31,954	35,652	23,539
10/31/2002	33,348	33,227	32,500	36,188	24,294
11/30/2002	34,242	34,118	33,336	39,076	26,462
12/31/2002	34,266	34,141	33,342	37,406	24,988
01/31/2003	33,533	33,411	32,619	36,353	24,295
02/28/2003	32,765	32,646	31,862	35,131	23,562
03/31/2003	32,676	32,558	31,741	35,506	23,866
04/30/2003	34,803	34,677	33,791	38,879	26,128
05/31/2003	37,403	37,267	36,289	42,849	28,932
06/30/2003	37,665	37,528	36,528	43,575	29,455
07/31/2003	38,833	38,692	37,631	45,748	31,299
08/31/2003	39,846	39,702	38,580	47,486	32,733
09/30/2003	39,045	38,904	37,804	46,941	32,127
10/31/2003	41,365	41,214	40,008	50,768	34,826
11/30/2003	42,498	42,344	41,076	52,717	36,062
12/31/2003	44,619	44,457	43,106	54,624	36,794
01/31/2004	45,386	45,221	43,808	56,512	38,391
02/29/2004	46,739	46,569	45,087	57,607	38,737
03/31/2004	47,342	47,170	45,646	58,403	39,097
04/30/2004	45,580	45,415	43,930	55,383	37,103
05/31/2004	46,132	45,964	44,440	56,052	37,693
06/30/2004	48,605	48,428	46,791	58,898	39,280
07/31/2004	46,840	46,646	45,073	56,191	36,636
08/31/2004	47,145	46,902	45,317	56,742	36,449
09/30/2004	48,979	48,704	47,052	58,986	38,159
10/31/2004	49,958	49,648	47,965	59,903	38,911
11/30/2004	54,195	53,829	51,999	65,218	42,284
12/31/2004	54,916	54,518	52,665	66,777	43,536

Sector Breakdown *

Financial & Business Services	16.9%
Short-Term Instruments	11.9%
Materials & Processing	11.7%
Consumer Discretionary	11.2%
Capital Goods	9.9%
Energy	9.7%
Utilities	8.0%
Consumer Staples	6.6%
Transportation	5.4%
Other	8.7%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  13

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Class A Shares returned 6.54% for the six-month period ended December 31, 2004. This performance trailed the 7.19% of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s relative performance was hurt by underweight exposure in consumer discretionary stocks, despite outperformance by the stocks in the portfolio. The Fund was also underweight telecommunication services, which delivered strong industry results over the period.

•	Stock selection in energy and technology also contributed modestly to the Fund’s underperformance. Disappointing stocks included Intel and National Semiconductor.

•	The Fund was helped over the period by stock selection in consumer staples, which included Altria Group and CVS Corp. The Fund was also helped by not owning Coca-Cola, which performed poorly for the Index. Performance was further supported by an overweight position in healthcare, as well as very solid stock selection within the sector. These healthcare holdings included Guidant Corp. and Caremark Rx Inc.

•	The Fund also benefited from an overweight position and good stock selection in financials. Stocks with meaningful impact included Vornado Realty Trust and Boston Properties.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Class A	6.54%	7.37%	–0.42%	13.02%	13.01%
PIMCO PEA Growth & Income Class A (adjusted)	0.68%	1.47%	–1.54%	12.38%	12.37%
PIMCO PEA Growth & Income Class B	6.19%	6.49%	–1.17%	12.44%	12.42%
PIMCO PEA Growth & Income Class B (adjusted)	1.19%	1.49%	–1.45%	12.44%	12.42%
PIMCO PEA Growth & Income Class C (adjusted)	5.20%	5.48%	–1.17%	12.18%	12.17%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Large-Cap Core Fund Average	5.63%	7.78%	–3.45%	9.98%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,065.40	$1,061.90	$1,062.00	$1,018.35	$1,014.57	$1,014.57
Expenses Paid During Period	$7.08	$10.97	$10.97	$6.92	$10.71	$10.71

For each class of the Fund, expenses are equal to the expense ratio for the class (1.36% for Class A, 2.11% for Class B, 2.11% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth & Income Fund Class A	PEA Growth & Income Fund Class B	PEA Growth & Income Fund Class C	S&P 500 Index
12/31/1994	9,450	10,000	10,000	10,000
01/31/1995	9,277	9,810	9,810	10,259
02/28/1995	9,803	10,360	10,360	10,659
03/31/1995	10,139	10,709	10,709	10,974
04/30/1995	10,277	10,849	10,849	11,297
05/31/1995	10,255	10,818	10,818	11,748
06/30/1995	11,034	11,634	11,634	12,021
07/31/1995	11,699	12,329	12,329	12,420
08/31/1995	11,696	12,316	12,316	12,451
09/30/1995	12,013	12,641	12,641	12,977
10/31/1995	12,183	12,812	12,812	12,930
11/30/1995	12,321	12,949	12,949	13,498
12/31/1995	12,397	13,022	13,022	13,758
01/31/1996	12,306	12,917	12,917	14,226
02/29/1996	12,699	13,323	13,323	14,358
03/31/1996	13,169	13,808	13,808	14,496
04/30/1996	13,891	14,556	14,556	14,710
05/31/1996	14,534	15,222	15,222	15,089
06/30/1996	14,181	14,843	14,843	15,147
07/31/1996	12,590	13,168	13,168	14,478
08/31/1996	13,330	13,935	13,935	14,783
09/30/1996	14,215	14,852	14,852	15,615
10/31/1996	14,211	14,837	14,837	16,046
11/30/1996	14,902	15,549	15,549	17,258
12/31/1996	14,486	15,104	15,104	16,917
01/31/1997	14,835	15,458	15,458	17,974
02/28/1997	14,202	14,788	14,788	18,114
03/31/1997	13,611	14,164	14,164	17,370
04/30/1997	13,959	14,519	14,519	18,407
05/31/1997	15,114	15,709	15,709	19,528
06/30/1997	15,484	16,084	16,084	20,403
07/31/1997	16,758	17,397	17,397	22,026
08/31/1997	17,062	17,700	17,700	20,792
09/30/1997	18,136	18,804	18,804	21,931
10/31/1997	16,918	17,529	17,529	21,198
11/30/1997	16,935	17,536	17,536	22,180
12/31/1997	16,770	17,356	17,356	22,560
01/31/1998	16,452	17,015	17,015	22,810
02/28/1998	17,862	18,463	18,463	24,455
03/31/1998	18,764	19,385	19,385	25,707
04/30/1998	19,428	20,057	20,057	25,966
05/31/1998	18,678	19,269	19,269	25,520
06/30/1998	20,114	20,739	20,739	26,556
07/31/1998	19,543	20,136	20,136	26,273
08/31/1998	16,268	16,747	16,747	22,475
09/30/1998	17,777	18,291	18,291	23,915
10/31/1998	17,905	18,410	18,410	25,860
11/30/1998	18,969	19,492	19,492	27,427
12/31/1998	21,702	22,288	22,288	29,008
01/31/1999	22,429	23,019	23,019	30,221
02/28/1999	20,956	21,493	21,493	29,281
03/31/1999	22,525	23,087	23,087	30,453
04/30/1999	23,703	24,281	24,281	31,632
05/31/1999	23,104	23,650	23,650	30,885
06/30/1999	24,686	25,255	25,255	32,600
07/31/1999	24,336	24,879	24,879	31,582
08/31/1999	24,545	25,078	25,078	31,425
09/30/1999	23,448	23,940	23,940	30,564
10/31/1999	25,089	25,601	25,601	32,498
11/30/1999	28,910	29,485	29,485	33,159
12/31/1999	32,822	33,456	33,456	35,112
01/31/2000	32,415	33,018	33,018	33,349
02/29/2000	37,588	38,271	38,271	32,717
03/31/2000	39,359	40,051	40,051	35,917
04/30/2000	37,166	37,796	37,796	34,837
05/31/2000	35,115	35,687	35,687	34,122
06/30/2000	36,716	37,293	37,293	34,963
07/31/2000	37,072	37,629	37,629	34,416
08/31/2000	40,323	40,902	40,902	36,554
09/30/2000	40,436	41,017	41,017	34,624
10/31/2000	39,587	40,127	40,127	34,478
11/30/2000	37,525	38,032	38,032	31,759
12/31/2000	39,149	39,614	39,641	31,915
01/31/2001	39,533	39,967	39,994	33,047
02/28/2001	36,070	36,490	36,474	30,034
03/31/2001	33,798	34,107	34,129	28,131
04/30/2001	36,762	37,115	37,139	30,317
05/31/2001	37,302	37,624	37,648	30,520
06/30/2001	35,414	35,709	35,694	29,777
07/31/2001	33,800	34,066	34,052	29,484
08/31/2001	31,180	31,409	31,433	27,639
09/30/2001	27,601	27,775	27,797	25,407
10/31/2001	27,794	27,969	27,991	25,891
11/30/2001	28,911	29,063	29,046	27,878
12/31/2001	29,406	29,537	29,531	28,122
01/31/2002	28,903	29,031	29,024	27,711
02/28/2002	28,865	28,994	28,945	27,177
03/31/2002	29,832	29,965	29,924	28,199
04/30/2002	29,059	29,189	29,140	26,490
05/31/2002	28,827	28,955	28,903	26,294
06/30/2002	26,971	27,091	26,984	24,421
07/31/2002	24,727	24,837	24,753	22,518
08/31/2002	25,036	25,147	25,027	22,667
09/30/2002	22,868	22,969	22,835	20,203
10/31/2002	23,448	23,553	23,422	21,982
11/30/2002	24,222	24,330	24,167	23,274
12/31/2002	23,503	23,608	23,442	21,907
01/31/2003	22,875	22,977	22,809	21,333
02/28/2003	22,484	22,584	22,373	21,013
03/31/2003	22,529	22,629	22,451	21,216
04/30/2003	23,978	24,085	23,834	22,965
05/31/2003	24,958	25,070	24,824	24,174
06/30/2003	25,575	25,689	25,409	24,483
07/31/2003	26,204	26,321	26,004	24,914
08/31/2003	26,479	26,597	26,282	25,400
09/30/2003	26,341	26,459	26,106	25,131
10/31/2003	27,917	28,041	27,652	26,552
11/30/2003	28,310	28,436	28,047	26,786
12/31/2003	29,938	30,072	29,635	28,191
01/31/2004	30,414	30,550	30,073	28,708
02/29/2004	30,968	31,106	30,629	29,107
03/31/2004	30,865	31,003	30,467	28,668
04/30/2004	29,356	29,487	28,953	28,218
05/31/2004	29,515	29,646	29,112	28,605
06/30/2004	30,173	30,307	29,712	29,161
07/31/2004	29,298	29,416	28,874	28,196
08/31/2004	29,219	29,334	28,756	28,310
09/30/2004	29,648	29,739	29,193	28,617
10/31/2004	29,847	29,941	29,353	29,054
11/30/2004	31,044	31,118	30,548	30,230
12/31/2004	32,146	32,182	31,553	31,258

Sector Breakdown *

Financial & Business Services	21.0%
Healthcare	14.2%
Technology	12.5%
Short-Term Instruments	10.1%
Capital Goods	8.1%
Energy	7.5%
Consumer Services	7.2%
Consumer Staples	5.3%
Consumer Discretionary	5.2%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

14  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class A Shares returned 5.21% for the six-month period ended December 31, 2004. This performance surpassed the 3.47% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	Relative performance was helped over the period by the Fund’s overweight exposure to consumer discretionary. Strong stock selection within the sector also contributed, including investments in Starwood Hotels & Resorts Worldwide Inc., Home Depot Inc. and Carnival Corp.

•	The Fund’s stock selection in industrials was also a drag on relative performance. For example, the Fund saw disappointing returns from its investment in Illinois Tool Works Inc. and Cendant Corp.

•	The Fund’s underperformance relative to the S&P 500 was primarily due to sector allocation decisions. In particular, the Fund was hindered by an overweight in information technology, which did not perform well over the period. Relative performance was also hurt by an underweight in energy, which saw good returns due to higher oil prices.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (02/24/84)
PIMCO PEA Growth Class A	5.21%	9.44%	–10.00%	8.09%	12.10%
PIMCO PEA Growth Class A (adjusted)	–0.57%	3.42%	–11.02%	7.48%	11.80%
PIMCO PEA Growth Class B	4.81%	8.64%	–10.68%	7.50%	11.83%
PIMCO PEA Growth Class B (adjusted)	–0.19%	3.64%	–11.01%	7.50%	11.83%
PIMCO PEA Growth Class C (adjusted)	3.87%	7.70%	–10.67%	7.26%	11.27%
Russell 1000 Growth Index	3.47%	6.30%	–9.29%	9.59%	—
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	8.55%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,052.10	$1,048.10	$1,048.70	$1,019.36	$1,015.58	$1,015.58
Expenses Paid During Period	$6.00	$9.86	$9.86	$5.90	$9.70	$9.70

For each class of the Fund, expenses are equal to the expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth Fund Class A	PEA Growth Fund Class B	PEA Growth Fund Class C	Russell 1000 Growth Index	S&P 500 Index
02/29/1984	9,450	10,000	10,000	10,000	10,000
03/31/1984	9,693	10,250	10,250	10,185	10,180
04/30/1984	9,756	10,310	10,310	10,243	10,251
05/31/1984	9,421	9,950	9,950	9,693	9,708
06/30/1984	9,645	10,180	10,180	10,065	9,912
07/31/1984	9,718	10,251	10,251	9,895	9,763
08/31/1984	10,499	11,067	11,067	11,023	10,866
09/30/1984	10,428	10,986	10,986	10,841	10,877
10/31/1984	10,522	11,078	11,078	10,918	10,910
11/30/1984	10,449	10,994	10,994	10,697	10,801
12/31/1984	10,662	11,211	11,211	10,970	11,082
01/31/1985	11,422	12,003	12,003	11,981	11,947
02/28/1985	11,517	12,097	12,097	12,161	12,095
03/31/1985	11,564	12,138	12,138	12,073	12,104
04/30/1985	11,511	12,075	12,075	11,890	12,093
05/31/1985	12,129	12,716	12,716	12,608	12,790
06/30/1985	12,478	13,073	13,073	12,848	12,976
07/31/1985	12,495	13,083	13,083	12,793	12,958
08/31/1985	12,432	13,009	13,009	12,676	12,848
09/30/1985	12,075	12,628	12,628	12,229	12,449
10/31/1985	12,573	13,140	13,140	12,757	13,022
11/30/1985	13,267	13,857	13,857	13,857	13,920
12/31/1985	14,018	14,632	14,632	14,575	14,588
01/31/1986	14,349	14,969	14,969	14,692	14,670
02/28/1986	15,509	16,170	16,170	15,861	15,768
03/31/1986	16,235	16,917	16,917	16,847	16,647
04/30/1986	16,256	16,928	16,928	16,868	16,459
05/31/1986	16,954	17,644	17,644	17,842	17,335
06/30/1986	17,257	17,949	17,949	18,228	17,628
07/31/1986	16,874	17,539	17,539	16,976	16,642
08/31/1986	17,838	18,529	18,529	17,759	17,877
09/30/1986	16,770	17,409	17,409	16,001	16,399
10/31/1986	17,584	18,243	18,243	16,920	17,345
11/30/1986	17,896	18,555	18,555	17,229	17,767
12/31/1986	17,397	18,026	18,026	16,814	17,313
01/31/1987	19,737	20,439	20,439	19,225	19,646
02/28/1987	21,026	21,762	21,762	20,533	20,422
03/31/1987	21,435	22,171	22,171	20,864	21,012
04/30/1987	21,395	22,117	22,117	20,464	20,825
05/31/1987	21,607	22,321	22,321	20,685	21,006
06/30/1987	22,545	23,276	23,276	21,663	22,067
07/31/1987	23,339	24,082	24,082	22,696	23,186
08/31/1987	24,015	24,763	24,763	23,742	24,050
09/30/1987	23,910	24,640	24,640	23,126	23,524
10/31/1987	18,490	19,040	19,040	17,753	18,457
11/30/1987	17,227	17,728	17,728	16,221	16,936
12/31/1987	18,859	19,396	19,396	17,706	18,225
01/31/1988	18,651	19,171	19,171	17,913	18,992
02/29/1988	19,819	20,359	20,359	18,889	19,877
03/31/1988	19,553	20,073	20,073	18,254	19,263
04/30/1988	19,727	20,239	20,239	18,283	19,477
05/31/1988	19,901	20,405	20,405	18,217	19,646
06/30/1988	21,087	21,608	21,608	19,235	20,548
07/31/1988	20,704	21,202	21,202	18,920	20,470
08/31/1988	19,628	20,087	20,087	18,227	19,774
09/30/1988	20,539	21,007	21,007	19,153	20,616
10/31/1988	20,685	21,143	21,143	19,526	21,189
11/30/1988	20,314	20,751	20,751	19,158	20,886
12/31/1988	20,781	21,214	21,214	19,701	21,252
01/31/1989	22,156	22,605	22,605	21,078	22,807
02/28/1989	21,739	22,166	22,166	20,587	22,239
03/31/1989	22,673	23,104	23,104	21,070	22,758
04/30/1989	24,319	24,767	24,767	22,338	23,939
05/31/1989	26,132	26,597	26,597	23,351	24,908
06/30/1989	25,803	26,246	26,246	23,193	24,766
07/31/1989	28,027	28,492	28,492	25,538	27,003
08/31/1989	28,881	29,341	29,341	25,960	27,532
09/30/1989	29,451	29,902	29,902	26,078	27,419
10/31/1989	28,559	28,977	28,977	25,618	26,783
11/30/1989	29,144	29,553	29,553	26,287	27,329
12/31/1989	28,774	29,160	29,160	26,778	27,985
01/31/1990	26,670	27,010	27,010	24,626	26,107
02/28/1990	27,340	27,672	27,672	24,800	26,444
03/31/1990	28,029	28,351	28,351	25,787	27,145
04/30/1990	27,870	28,174	28,174	25,451	26,466
05/31/1990	30,830	31,147	31,147	28,097	29,047
06/30/1990	31,364	31,667	31,667	28,400	28,849
07/31/1990	30,804	31,082	31,082	28,141	28,757
08/31/1990	28,537	28,775	28,775	25,444	26,157
09/30/1990	27,298	27,507	27,507	24,072	24,883
10/31/1990	27,248	27,442	27,442	24,169	24,776
11/30/1990	28,619	28,824	28,824	25,797	26,377
12/31/1990	29,058	29,246	29,246	26,709	27,113
01/31/1991	30,457	30,653	30,653	28,076	28,295
02/28/1991	32,753	32,926	32,926	30,306	30,318
03/31/1991	33,686	33,864	33,846	31,501	31,052
04/30/1991	33,363	33,539	33,504	31,353	31,126
05/31/1991	35,174	35,360	35,326	32,751	32,471
06/30/1991	33,431	33,608	33,556	31,198	30,984
07/31/1991	35,715	35,904	35,817	32,871	32,428
08/31/1991	37,513	37,711	37,589	33,968	33,196
09/30/1991	37,100	37,296	37,155	33,378	32,642
10/31/1991	38,323	38,525	38,366	33,898	33,079
11/30/1991	36,830	37,024	36,847	33,034	31,746
12/31/1991	41,485	41,704	41,492	37,703	35,378
01/31/1992	40,523	40,737	40,491	36,792	34,720
02/29/1992	40,811	41,027	40,761	36,849	35,171
03/31/1992	39,907	40,118	39,837	35,842	34,485
04/30/1992	39,695	39,905	39,587	36,099	35,499
05/31/1992	40,311	40,524	40,183	36,364	35,673
06/30/1992	39,061	39,267	38,913	35,450	35,142
07/31/1992	40,273	40,486	40,106	37,038	36,578
08/31/1992	38,772	38,977	38,567	36,584	35,829
09/30/1992	39,946	40,157	39,721	37,009	36,250
10/31/1992	40,600	40,815	40,338	37,565	36,375
11/30/1992	42,409	42,633	42,108	39,198	37,614
12/31/1992	42,695	42,920	42,356	39,588	38,075
01/31/1993	43,759	43,990	43,400	39,134	38,394
02/28/1993	42,853	43,079	42,474	38,515	38,917
03/31/1993	43,838	44,070	43,420	39,257	39,738
04/30/1993	41,887	42,109	41,469	37,687	38,778
05/31/1993	44,055	44,288	43,578	39,007	39,815
06/30/1993	44,430	44,665	43,933	38,649	39,932
07/31/1993	44,489	44,724	43,952	37,958	39,771
08/31/1993	45,986	46,230	45,411	39,514	41,280
09/30/1993	47,030	47,278	46,416	39,220	40,963
10/31/1993	46,890	47,138	46,257	40,311	41,811
11/30/1993	46,115	46,359	45,441	40,044	41,412
12/31/1993	46,997	47,245	46,303	40,738	41,913
01/31/1994	49,247	49,508	48,471	41,679	43,338
02/28/1994	48,339	48,595	47,561	40,920	42,162
03/31/1994	46,154	46,398	45,393	38,942	40,324
04/30/1994	45,526	45,767	44,742	39,127	40,841
05/31/1994	46,327	46,572	45,501	39,718	41,511
06/30/1994	45,180	45,419	44,353	38,545	40,493
07/31/1994	46,305	46,550	45,415	39,863	41,823
08/31/1994	48,599	48,856	47,648	42,085	43,538
09/30/1994	47,626	47,878	46,651	41,510	42,474
10/31/1994	49,379	49,640	48,341	42,489	43,428
11/30/1994	47,063	47,312	46,022	41,130	41,846
12/31/1994	47,001	47,250	45,958	41,820	42,467
01/31/1995	47,344	47,595	46,257	42,710	43,568
02/28/1995	48,764	49,022	47,611	44,500	45,266
03/31/1995	49,862	50,126	48,645	45,802	46,602
04/30/1995	51,488	51,760	50,206	46,803	47,974
05/31/1995	53,090	53,371	51,745	48,436	49,892
06/30/1995	55,219	55,512	53,789	50,306	51,051
07/31/1995	57,142	57,444	55,627	52,397	52,743
08/31/1995	57,646	57,950	56,086	52,454	52,876
09/30/1995	58,905	59,216	57,280	54,871	55,107
10/31/1995	59,133	59,446	57,441	54,909	54,910
11/30/1995	60,622	60,943	58,865	57,043	57,321
12/31/1995	60,368	60,687	58,582	57,370	58,425
01/31/1996	63,096	63,429	61,200	59,289	60,414
02/29/1996	64,279	64,619	62,289	60,374	60,974
03/31/1996	64,356	64,697	62,341	60,451	61,561
04/30/1996	65,180	65,525	63,093	62,041	62,468
05/31/1996	66,673	67,025	64,493	64,209	64,079
06/30/1996	65,797	66,145	63,612	64,297	64,324
07/31/1996	61,989	62,316	59,880	60,529	61,482
08/31/1996	63,584	63,920	61,383	62,092	62,778
09/30/1996	68,395	68,757	65,997	66,613	66,312
10/31/1996	69,501	69,869	67,034	67,015	68,140
11/30/1996	73,540	73,929	70,871	72,046	73,291
12/31/1996	71,490	71,868	68,849	70,636	71,839
01/31/1997	74,922	75,318	72,121	75,590	76,328
02/28/1997	72,868	73,253	70,098	75,078	76,926
03/31/1997	68,967	69,332	66,292	71,015	73,765
04/30/1997	71,871	72,251	69,057	75,730	78,169
05/31/1997	77,122	77,529	74,053	81,196	82,928
06/30/1997	79,292	79,711	76,076	84,445	86,643
07/31/1997	87,682	88,145	84,076	91,914	93,537
08/31/1997	82,167	82,601	78,752	86,534	88,297
09/30/1997	87,507	87,970	83,807	90,792	93,133
10/31/1997	85,013	85,462	81,368	87,437	90,023
11/30/1997	85,747	86,201	82,023	91,150	94,190
12/31/1997	87,761	88,225	83,882	92,171	95,807
01/31/1998	89,716	90,191	85,709	94,927	96,867
02/28/1998	96,539	97,050	92,170	102,067	103,853
03/31/1998	103,052	103,597	98,349	106,136	109,171
04/30/1998	105,075	105,631	100,176	107,605	110,269
05/31/1998	103,634	104,182	98,772	104,551	108,374
06/30/1998	111,828	112,420	106,496	110,955	112,776
07/31/1998	109,838	110,419	104,526	110,220	111,575
08/31/1998	89,957	90,433	85,565	93,678	95,444
09/30/1998	97,945	98,463	93,112	100,875	101,558
10/31/1998	101,922	102,461	96,836	108,982	109,818
11/30/1998	109,637	110,217	104,099	117,272	116,474
12/31/1998	122,816	123,465	116,497	127,846	123,186
01/31/1999	132,310	133,009	125,432	135,354	128,337
02/28/1999	126,779	127,450	120,114	129,171	124,349
03/31/1999	132,928	133,631	125,867	135,974	129,324
04/30/1999	129,578	130,263	122,607	136,148	134,332
05/31/1999	122,853	123,503	116,171	131,964	131,161
06/30/1999	132,693	133,395	125,383	141,207	138,440
07/31/1999	127,134	127,806	120,029	136,720	134,118
08/31/1999	127,401	128,074	120,233	138,954	133,450
09/30/1999	127,057	127,729	119,584	136,034	129,796
10/31/1999	137,437	138,164	129,282	146,307	138,010
11/30/1999	146,659	147,435	137,892	154,201	140,816
12/31/1999	173,292	174,209	162,878	170,239	149,110
01/31/2000	166,118	166,997	155,989	162,257	141,621
02/29/2000	183,228	184,197	171,946	170,189	138,938
03/31/2000	191,767	192,781	179,873	182,371	152,530
04/30/2000	174,527	175,450	163,630	173,694	147,940
05/31/2000	159,989	160,835	149,853	164,947	144,904
06/30/2000	175,844	176,774	164,628	177,448	148,476
07/31/2000	179,642	180,592	168,052	170,051	146,154
08/31/2000	197,840	198,886	184,959	185,447	155,232
09/30/2000	182,032	182,995	170,088	167,905	147,037
10/31/2000	168,525	169,417	157,365	159,960	146,415
11/30/2000	144,275	145,038	134,657	136,380	134,872
12/31/2000	148,689	149,476	138,670	132,065	135,531
01/31/2001	146,563	147,338	136,562	141,190	140,340
02/28/2001	127,437	128,111	118,673	117,220	127,544
03/31/2001	113,686	114,288	105,821	104,464	119,464
04/30/2001	125,350	126,013	116,614	117,676	128,747
05/31/2001	122,931	123,581	114,247	115,943	129,610
06/30/2001	118,862	119,491	110,443	113,258	126,455
07/31/2001	115,712	116,324	107,405	110,428	125,210
08/31/2001	106,467	107,030	98,770	101,398	117,372
09/30/2001	96,353	96,862	89,367	91,275	107,895
10/31/2001	98,241	98,761	91,065	96,063	109,952
11/30/2001	106,179	106,741	98,314	105,292	118,387
12/31/2001	105,489	106,047	97,635	105,094	119,424
01/31/2002	103,632	104,180	95,819	103,237	117,682
02/28/2002	100,513	101,044	92,916	98,952	115,412
03/31/2002	104,956	105,511	96,958	102,375	119,753
04/30/2002	98,805	99,328	91,257	94,019	112,493
05/31/2002	96,849	97,361	89,395	91,745	111,664
06/30/2002	88,268	88,735	81,412	83,259	103,709
07/31/2002	81,145	81,574	74,777	78,681	95,627
08/31/2002	82,070	82,504	75,607	78,916	96,258
09/30/2002	73,682	74,072	67,835	70,730	85,797
10/31/2002	78,656	79,072	72,346	77,218	93,349
11/30/2002	79,435	79,855	73,069	81,412	98,838
12/31/2002	74,653	75,047	68,612	75,788	93,031
01/31/2003	72,801	73,186	66,849	73,949	90,594
02/28/2003	71,731	72,110	65,812	73,610	89,235
03/31/2003	72,563	72,947	66,536	74,980	90,099
04/30/2003	77,149	77,557	70,735	80,524	97,525
05/31/2003	80,027	80,450	73,324	84,543	102,661
06/30/2003	81,443	81,874	74,512	85,707	103,971
07/31/2003	84,025	84,469	76,844	87,840	105,804
08/31/2003	85,243	85,694	77,881	90,024	107,867
09/30/2003	83,581	84,023	76,378	89,061	106,722
10/31/2003	89,774	90,249	81,977	94,063	112,759
11/30/2003	90,843	91,323	82,911	95,048	113,751
12/31/2003	93,477	93,972	85,191	98,335	119,717
01/31/2004	97,179	97,693	88,556	100,343	121,914
02/29/2004	98,296	98,816	89,486	100,981	123,609
03/31/2004	97,225	97,739	88,448	99,107	121,744
04/30/2004	93,472	93,967	85,025	97,955	119,833
05/31/2004	95,229	95,733	86,581	99,781	121,477
06/30/2004	97,229	97,743	88,287	101,028	123,839
07/31/2004	91,570	92,006	83,104	95,317	119,741
08/31/2004	90,252	90,626	81,858	94,846	120,225
09/30/2004	92,499	92,801	83,822	95,748	121,527
10/31/2004	93,720	93,952	84,862	97,241	123,384
11/30/2004	97,572	97,794	88,333	100,586	128,376
12/31/2004	102,304	102,439	92,581	104,530	132,744

Sector Breakdown *

Technology	23.9%
Healthcare	19.4%
Short-Term Instruments	15.1%
Consumer Discretionary	9.2%
Capital Goods	8.8%
Financial & Business Services	8.6%
Consumer Services	7.8%
Other	7.2%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  15

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	PEA Opportunity Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Class A Shares returned 7.96% for the six-months ended December 31, 2004. The performance slightly trailed the 8.16% return of the Fund’s benchmark, the Russell 2000 Growth Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a strong rally accounted for much of the period’s gains. Small-cap growth stocks outperformed the general market in this environment.

•	The Fund delivered strong absolute performance over the period, but trailed its benchmark primarily due to variations in sector weightings. For example, relative performance was hurt by an overweight in healthcare and a large underweight in materials, which was the second best performing sector for the Index.

•	Relative performance was also hindered by select holdings in the industrials sector, including SIRVA Inc., Frontier Airlines Inc. and Administaff Inc.

•	Relative performance was helped over the period by the Fund’s overweight exposure and strong stock picking in consumer discretionary. Holdings such as Tempur-Pedic International Inc. and Pinnacle Entertainment Inc. contributed to absolute and relative returns.

•	Relative performance was also supported by stock selection in financials, including Greenhill & Co. and Calamos Asset Management Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (02/24/84)
PIMCO PEA Opportunity Class A	7.96%	12.23%	–1.97%	8.89%	14.17%
PIMCO PEA Opportunity Class A (adjusted)	2.02%	6.06%	–3.07%	8.28%	13.87%
PIMCO PEA Opportunity Class B	7.58%	11.47%	–2.69%	8.34%	13.89%
PIMCO PEA Opportunity Class B (adjusted)	2.58%	6.47%	–3.00%	8.34%	13.89%
PIMCO PEA Opportunity Class C (adjusted)	6.52%	10.41%	–2.71%	8.09%	13.34%
Russell 2000 Growth Index	8.16%	14.31%	–3.58%	7.12%	—
Lipper Small-Cap Growth Fund Average	7.08%	10.65%	–1.82%	9.44%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,079.60	$1,075.80	$1,075.20	$1,018.60	$1,014.82	$1,014.82
Expenses Paid During Period	$6.87	$10.78	$10.78	$6.67	$10.43	$10.46

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Opportunity Class A	PEA Opportunity Class B	PEA Opportunity Class C	Russell 2000 Growth Index
02/29/1984	9,450	10,000	10,000	10,000
03/31/1984	9,087	9,610	9,610	10,000
04/30/1984	9,246	9,771	9,771	10,004
05/31/1984	8,981	9,486	9,486	9,485
06/30/1984	9,275	9,791	9,790	9,757
07/31/1984	9,046	9,542	9,542	9,281
08/31/1984	10,520	11,091	11,091	10,373
09/30/1984	10,136	10,679	10,680	10,293
10/31/1984	10,034	10,564	10,564	10,104
11/30/1984	9,642	10,144	10,145	9,835
12/31/1984	10,143	10,665	10,666	9,995
01/31/1985	11,884	12,489	12,490	11,320
02/28/1985	12,135	12,745	12,746	11,624
03/31/1985	11,570	12,143	12,145	11,386
04/30/1985	11,361	11,916	11,918	11,245
05/31/1985	11,829	12,399	12,401	11,658
06/30/1985	12,100	12,675	12,677	11,790
07/31/1985	12,380	12,960	12,963	12,120
08/31/1985	12,030	12,586	12,588	12,004
09/30/1985	11,350	11,866	11,869	11,278
10/31/1985	11,700	12,224	12,227	11,706
11/30/1985	12,565	13,120	13,123	12,549
12/31/1985	13,269	13,847	13,850	13,101
01/31/1986	13,338	13,911	13,914	13,308
02/28/1986	14,194	14,795	14,799	14,264
03/31/1986	14,850	15,470	15,474	14,956
04/30/1986	15,325	15,954	15,959	15,177
05/31/1986	16,068	16,718	16,723	15,701
06/30/1986	16,322	16,971	16,976	15,682
07/31/1986	14,515	15,082	15,086	14,215
08/31/1986	14,646	15,209	15,213	14,668
09/30/1986	13,405	13,910	13,914	13,763
10/31/1986	13,840	14,352	14,357	14,309
11/30/1986	14,096	14,609	14,613	14,260
12/31/1986	13,970	14,469	14,473	13,848
01/31/1987	15,566	16,113	16,118	15,450
02/28/1987	17,050	17,640	17,645	16,750
03/31/1987	17,726	18,328	18,333	17,200
04/30/1987	17,286	17,862	17,867	16,703
05/31/1987	17,105	17,664	17,669	16,650
06/30/1987	17,398	17,956	17,960	17,063
07/31/1987	18,053	18,620	18,625	17,471
08/31/1987	19,037	19,622	19,628	17,976
09/30/1987	18,935	19,506	19,511	17,617
10/31/1987	14,011	14,423	14,427	11,812
11/30/1987	13,170	13,549	13,552	11,031
12/31/1987	14,975	15,397	15,400	12,179
01/31/1988	14,883	15,292	15,295	12,417
02/29/1988	16,044	16,476	16,480	13,573
03/31/1988	16,682	17,120	17,125	14,300
04/30/1988	17,160	17,599	17,605	14,645
05/31/1988	16,513	16,925	16,930	14,162
06/30/1988	18,103	18,545	18,549	15,207
07/31/1988	17,207	17,616	17,620	14,924
08/31/1988	16,734	17,121	17,125	14,382
09/30/1988	17,360	17,751	17,755	14,789
10/31/1988	16,932	17,302	17,305	14,543
11/30/1988	16,634	16,987	16,990	13,977
12/31/1988	17,202	17,556	17,559	14,660
01/31/1989	18,183	18,546	18,549	15,286
02/28/1989	17,973	18,322	18,324	15,323
03/31/1989	18,705	19,056	19,059	15,748
04/30/1989	20,026	20,390	20,394	16,533
05/31/1989	21,453	21,830	21,833	17,325
06/30/1989	20,729	21,081	21,083	16,767
07/31/1989	22,379	22,747	22,748	17,553
08/31/1989	23,101	23,465	23,468	18,058
09/30/1989	23,307	23,660	23,663	18,265
10/31/1989	21,949	22,267	22,268	17,266
11/30/1989	22,406	22,716	22,718	17,419
12/31/1989	22,641	22,941	22,942	17,617
01/31/1990	20,588	20,847	20,848	15,798
02/28/1990	21,251	21,505	21,506	16,397
03/31/1990	22,133	22,385	22,385	17,149
04/30/1990	21,662	21,895	21,895	16,640
05/31/1990	23,681	23,922	23,922	18,123
06/30/1990	24,181	24,413	24,412	18,231
07/31/1990	23,979	24,193	24,192	17,403
08/31/1990	21,164	21,338	21,337	14,883
09/30/1990	20,004	20,156	20,155	13,473
10/31/1990	19,330	19,463	19,462	12,718
11/30/1990	20,835	20,967	20,966	13,887
12/31/1990	21,150	21,259	21,257	14,549
01/31/1991	23,175	23,278	23,277	15,916
02/28/1991	24,750	24,845	24,844	17,744
03/31/1991	27,260	27,364	27,351	18,994
04/30/1991	26,637	26,738	26,724	18,768
05/31/1991	29,302	29,414	29,405	19,675
06/30/1991	26,515	26,617	26,585	18,336
07/31/1991	28,800	28,910	28,866	19,167
08/31/1991	30,392	30,508	30,450	20,013
09/30/1991	31,067	31,186	31,112	20,314
10/31/1991	32,850	32,976	32,871	21,179
11/30/1991	30,652	30,769	30,660	20,075
12/31/1991	35,710	35,847	35,732	21,997
01/31/1992	38,434	38,581	38,415	23,725
02/29/1992	39,805	39,957	39,757	23,978
03/31/1992	38,453	38,600	38,396	22,599
04/30/1992	36,338	36,477	36,249	21,287
05/31/1992	36,681	36,822	36,575	21,239
06/30/1992	35,824	35,961	35,693	19,885
07/31/1992	37,252	37,395	37,074	20,509
08/31/1992	35,748	35,885	35,559	19,719
09/30/1992	37,786	37,931	37,571	20,270
10/31/1992	39,843	39,995	39,584	21,103
11/30/1992	43,157	43,322	42,842	23,073
12/31/1992	46,271	46,448	45,900	23,706
01/31/1993	49,141	49,329	48,711	24,000
02/28/1993	46,541	46,719	46,133	22,697
03/31/1993	49,912	50,102	49,429	23,281
04/30/1993	48,236	48,421	47,743	22,542
05/31/1993	52,472	52,673	51,930	23,894
06/30/1993	55,245	55,456	54,624	23,951
07/31/1993	57,227	57,446	56,542	24,190
08/31/1993	61,097	61,331	60,342	25,348
09/30/1993	64,371	64,617	63,520	26,186
10/31/1993	63,966	64,210	63,094	26,943
11/30/1993	60,653	60,885	59,799	25,853
12/31/1993	63,452	63,695	62,499	26,873
01/31/1994	65,907	66,159	64,890	27,588
02/28/1994	64,327	64,573	63,296	27,467
03/31/1994	59,376	59,604	58,366	25,780
04/30/1994	59,419	59,646	58,387	25,819
05/31/1994	56,319	56,534	55,302	25,241
06/30/1994	51,429	51,626	50,456	24,162
07/31/1994	54,571	54,779	53,518	24,506
08/31/1994	58,835	59,060	57,651	26,305
09/30/1994	60,063	60,293	58,826	26,415
10/31/1994	63,205	63,447	61,867	26,696
11/30/1994	59,813	60,042	58,511	25,616
12/31/1994	60,895	61,128	59,538	26,220
01/31/1995	58,942	59,168	57,566	25,686
02/28/1995	62,206	62,444	60,729	26,872
03/31/1995	65,383	65,633	63,805	27,657
04/30/1995	67,272	67,530	65,604	28,073
05/31/1995	68,624	68,887	66,860	28,441
06/30/1995	75,042	75,329	73,077	30,401
07/31/1995	82,125	82,439	79,945	32,770
08/31/1995	81,223	81,534	79,012	33,175
09/30/1995	83,885	84,206	81,548	33,858
10/31/1995	81,182	81,492	78,860	32,192
11/30/1995	84,917	85,241	82,436	33,613
12/31/1995	86,817	87,149	84,261	34,358
01/31/1996	82,750	83,067	80,227	34,074
02/29/1996	86,630	86,962	83,965	35,628
03/31/1996	90,138	90,483	87,323	36,332
04/30/1996	99,173	99,552	95,989	39,121
05/31/1996	105,868	106,273	102,407	41,127
06/30/1996	100,021	100,403	96,693	38,455
07/31/1996	87,822	88,158	84,859	33,760
08/31/1996	92,339	92,692	89,164	36,259
09/30/1996	99,274	99,654	95,797	38,127
10/31/1996	93,137	93,494	89,814	36,482
11/30/1996	93,776	94,135	90,357	37,497
12/31/1996	97,593	97,966	93,990	38,228
01/31/1997	94,018	94,378	90,472	39,183
02/28/1997	84,524	84,847	81,311	36,817
03/31/1997	77,712	78,010	74,685	34,218
04/30/1997	76,017	76,308	73,006	33,822
05/31/1997	87,239	87,573	83,753	38,906
06/30/1997	90,477	90,823	86,796	40,225
07/31/1997	93,591	93,949	89,744	42,286
08/31/1997	97,383	97,755	93,294	43,555
09/30/1997	104,598	104,998	100,173	47,031
10/31/1997	96,674	97,043	92,502	44,204
11/30/1997	93,068	93,424	89,015	43,152
12/31/1997	93,658	94,016	89,526	43,178
01/31/1998	92,078	92,431	87,929	42,604
02/28/1998	101,581	101,970	96,970	46,366
03/31/1998	105,199	105,601	100,336	48,308
04/30/1998	104,706	105,107	99,825	48,604
05/31/1998	98,524	98,901	93,876	45,071
06/30/1998	103,029	103,424	98,091	45,532
07/31/1998	94,179	94,540	89,626	41,730
08/31/1998	70,964	71,236	67,497	32,098
09/30/1998	76,584	76,877	72,796	35,353
10/31/1998	79,908	80,214	75,890	37,199
11/30/1998	86,453	86,783	82,075	40,085
12/31/1998	95,522	95,887	90,676	43,713
01/31/1999	100,087	100,470	94,983	45,680
02/28/1999	88,447	88,786	83,851	41,500
03/31/1999	94,524	94,885	89,545	42,978
04/30/1999	100,923	101,309	95,526	46,773
05/31/1999	99,530	99,911	94,189	46,848
06/30/1999	107,114	107,524	101,215	49,316
07/31/1999	107,746	108,159	101,803	47,793
08/31/1999	105,602	106,006	99,756	46,005
09/30/1999	108,147	108,561	102,061	46,893
10/31/1999	112,679	113,110	106,286	48,093
11/30/1999	126,899	127,384	119,593	53,177
12/31/1999	157,659	158,262	148,702	62,552
01/31/2000	158,684	159,291	149,535	61,970
02/29/2000	203,781	204,561	191,943	76,391
03/31/2000	190,128	190,855	178,910	68,362
04/30/2000	155,145	155,738	145,972	61,458
05/31/2000	139,909	140,445	131,477	56,074
06/30/2000	161,483	162,101	151,712	63,319
07/31/2000	150,389	150,965	141,183	57,892
08/31/2000	173,188	173,851	162,473	63,982
09/30/2000	166,642	167,279	156,234	60,803
10/31/2000	152,777	153,362	143,189	55,865
11/30/2000	120,159	120,619	112,532	45,720
12/31/2000	136,068	136,589	127,364	48,518
01/31/2001	135,565	136,084	126,791	52,443
02/28/2001	113,265	113,698	105,870	45,253
03/31/2001	101,293	101,680	94,595	41,140
04/30/2001	115,281	115,722	107,592	46,175
05/31/2001	116,860	117,307	109,023	47,247
06/30/2001	120,004	120,463	111,880	48,537
07/31/2001	113,140	113,573	105,458	44,396
08/31/2001	103,874	104,271	96,673	41,622
09/30/2001	82,839	83,156	77,107	34,904
10/31/2001	94,876	95,239	88,241	38,262
11/30/2001	103,509	103,905	96,165	41,456
12/31/2001	112,515	112,945	104,522	44,039
01/31/2002	110,242	110,664	102,379	42,471
02/28/2002	102,933	103,327	95,530	39,724
03/31/2002	113,772	114,207	105,522	43,175
04/30/2002	109,551	109,970	101,523	42,243
05/31/2002	101,608	101,997	94,101	39,772
06/30/2002	94,557	94,918	87,533	36,399
07/31/2002	76,600	76,893	70,823	30,805
08/31/2002	76,156	76,447	70,391	30,789
09/30/2002	71,876	72,151	66,393	28,566
10/31/2002	77,418	77,714	71,459	30,012
11/30/2002	83,720	84,040	77,240	32,986
12/31/2002	79,433	79,737	73,239	30,710
01/31/2003	78,234	78,533	72,096	29,874
02/28/2003	73,946	74,229	68,102	29,077
03/31/2003	74,198	74,482	68,245	29,516
04/30/2003	81,506	81,818	74,953	32,308
05/31/2003	92,339	92,692	84,877	35,949
06/30/2003	97,565	97,938	89,656	36,643
07/31/2003	105,312	105,715	96,649	39,413
08/31/2003	109,661	110,081	100,573	41,530
09/30/2003	107,895	108,308	98,934	40,479
10/31/2003	121,436	121,901	111,281	43,976
11/30/2003	126,160	126,643	115,565	45,410
12/31/2003	127,169	127,656	116,351	45,614
01/31/2004	133,337	133,847	121,924	48,009
02/29/2004	133,964	134,476	122,424	47,937
03/31/2004	132,892	133,401	121,420	48,162
04/30/2004	125,145	125,623	114,208	45,745
05/31/2004	127,159	127,646	115,989	46,655
06/30/2004	132,195	132,701	120,559	48,209
07/31/2004	122,809	123,199	111,927	43,879
08/31/2004	117,897	118,247	107,361	42,936
09/30/2004	124,699	124,928	113,426	45,310
10/31/2004	127,530	127,676	116,001	46,411
11/30/2004	136,279	136,396	123,924	50,333
12/31/2004	142,697	142,766	129,637	52,140

Sector Breakdown *

Technology	23.6%
Short-Term Instruments	18.3%
Healthcare	16.7%
Consumer Services	15.6%
Consumer Discretionary	8.2%
Financial & Business Services	7.6%
Other	10.0%

*	% of total investments as of Dec. 31, 2004

16  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class A Shares returned 6.70% for the six-month period ended December 31, 2004. This performance trailed the 9.00% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of the year led to positive overall returns. Mid-cap growth stocks outperformed the general market for the six months.

•	The Fund’s relative performance was hindered by an overweight in healthcare. Healthcare in general lagged the market, held back by growing concerns over government reform programs and problems with select drugs on the market. The Fund saw disappointing returns from several of its holdings in this sector, including Omnicare Inc. and Eon Labs Inc.

•	Relative performance was also hurt by stock selection in information technology, including its investment in Agere Systems, which designs and manufacturers integrated circuit solutions, and Broadcom Corp., a provider of highly integrated semiconductor solutions.

•	The Fund benefited over the reporting period from its overweight exposure and stock selection in consumer discretionary. For example, the Fund saw strong returns from its investment in MGM Mirage and in Harman International Industries. Relative performance was also helped by underweight exposure and careful stock picking in industrials.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/17/92)
PIMCO PEA Target Class A	6.70%	14.43%	–2.92%	12.23%	12.61%
PIMCO PEA Target Class A (adjusted)	0.83%	8.14%	–4.01%	11.60%	12.08%
PIMCO PEA Target Class B	6.30%	13.54%	–3.55%	11.69%	12.12%
PIMCO PEA Target Class B (adjusted)	1.30%	8.54%	–3.88%	11.69%	12.12%
PIMCO PEA Target Class C (adjusted)	5.30%	12.62%	–3.55%	11.44%	11.81%
Russell Mid-Cap Growth Index	9.00%	15.48%	–3.36%	11.23%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,067.00	$1,063.00	$1,063.00	$1,019.11	$1,015.32	$1,015.32
Expenses Paid During Period	$6.30	$10.19	$10.19	$6.16	$9.96	$9.96

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Target Class A	PEA Target Class B	PEA Target Class C	Russell Mid-Cap Growth Index
12/31/1992	9,450	10,000	10,000	10,000
01/31/1993	9,572	10,119	10,119	10,118
02/28/1993	9,515	10,049	10,049	9,806
03/31/1993	9,983	10,544	10,544	10,091
04/30/1993	9,749	10,287	10,287	9,676
05/31/1993	10,375	10,950	10,950	10,133
06/30/1993	10,674	11,256	11,256	10,091
07/31/1993	10,964	11,543	11,543	10,059
08/31/1993	11,759	12,374	12,374	10,643
09/30/1993	11,890	12,512	12,512	10,771
10/31/1993	11,983	12,591	12,591	10,944
11/30/1993	11,403	11,978	11,978	10,689
12/31/1993	11,860	12,452	12,452	11,118
01/31/1994	12,162	12,762	12,762	11,404
02/28/1994	11,945	12,522	12,522	11,306
03/31/1994	11,568	12,123	12,123	10,773
04/30/1994	11,842	12,402	12,402	10,747
05/31/1994	11,606	12,142	12,142	10,764
06/30/1994	11,181	11,693	11,693	10,301
07/31/1994	11,870	12,412	12,412	10,586
08/31/1994	12,540	13,101	13,101	11,217
09/30/1994	12,389	12,931	12,931	11,032
10/31/1994	12,634	13,181	13,181	11,223
11/30/1994	12,181	12,702	12,702	10,728
12/31/1994	12,318	12,837	12,837	10,878
01/31/1995	12,080	12,584	12,584	11,009
02/28/1995	12,777	13,292	13,292	11,594
03/31/1995	13,226	13,758	13,758	12,054
04/30/1995	13,379	13,909	13,909	12,156
05/31/1995	13,341	13,859	13,859	12,455
06/30/1995	14,354	14,901	14,901	13,021
07/31/1995	15,291	15,872	15,872	13,840
08/31/1995	15,252	15,811	15,811	13,993
09/30/1995	15,673	16,246	16,236	14,305
10/31/1995	15,893	16,459	16,459	13,943
11/30/1995	16,065	16,621	16,621	14,566
12/31/1995	16,167	16,728	16,728	14,573
01/31/1996	16,007	16,547	16,547	14,831
02/29/1996	16,540	17,090	17,090	15,392
03/31/1996	17,020	17,566	17,566	15,514
04/30/1996	17,789	18,359	18,347	16,263
05/31/1996	18,706	19,299	19,287	16,595
06/30/1996	18,354	18,914	18,914	16,093
07/31/1996	16,295	16,785	16,784	14,845
08/31/1996	17,117	17,611	17,611	15,648
09/30/1996	18,258	18,778	18,778	16,641
10/31/1996	18,280	18,789	18,778	16,447
11/30/1996	19,016	19,525	19,525	17,415
12/31/1996	18,853	19,350	19,350	17,123
01/31/1997	19,457	19,955	19,955	17,880
02/28/1997	18,624	19,093	19,093	17,486
03/31/1997	17,936	18,385	18,372	16,498
04/30/1997	18,141	18,578	18,565	16,902
05/31/1997	19,650	20,109	20,109	18,417
06/30/1997	20,302	20,765	20,753	18,927
07/31/1997	21,702	22,181	22,181	20,738
08/31/1997	22,172	22,644	22,631	20,535
09/30/1997	23,416	23,905	23,892	21,574
10/31/1997	22,136	22,580	22,579	20,493
11/30/1997	22,100	22,528	22,528	20,709
12/31/1997	21,941	22,338	22,338	20,980
01/31/1998	21,450	21,842	21,825	20,602
02/28/1998	23,270	23,673	23,673	22,539
03/31/1998	24,521	24,923	24,923	23,483
04/30/1998	25,328	25,745	25,744	23,803
05/31/1998	24,204	24,581	24,580	22,824
06/30/1998	25,882	26,258	26,258	23,470
07/31/1998	24,995	25,350	25,349	22,466
08/31/1998	20,546	20,814	20,814	18,177
09/30/1998	22,477	22,784	22,767	19,551
10/31/1998	22,587	22,852	22,853	20,990
11/30/1998	23,949	24,221	24,222	22,407
12/31/1998	27,237	27,537	27,538	24,728
01/31/1999	27,643	27,941	27,943	25,470
02/28/1999	26,106	26,363	26,344	24,225
03/31/1999	27,610	27,868	27,867	25,574
04/30/1999	28,405	28,640	28,639	26,740
05/31/1999	27,610	27,832	27,814	26,395
06/30/1999	29,943	30,181	30,165	28,238
07/31/1999	29,487	29,686	29,688	27,340
08/31/1999	29,944	30,146	30,148	27,055
09/30/1999	29,588	29,761	29,762	26,825
10/31/1999	32,361	32,531	32,515	28,899
11/30/1999	37,127	37,287	37,289	31,893
12/31/1999	45,288	45,453	45,455	37,417
01/31/2000	46,533	46,703	46,696	37,409
02/29/2000	63,504	63,736	63,674	45,273
03/31/2000	61,180	61,403	61,293	45,318
04/30/2000	55,209	55,410	55,525	40,918
05/31/2000	50,212	50,396	50,478	37,935
06/30/2000	57,001	57,209	57,247	41,960
07/31/2000	57,257	57,467	57,487	39,303
08/31/2000	66,430	66,673	66,639	45,230
09/30/2000	63,627	63,859	63,794	43,019
10/31/2000	56,927	57,135	57,045	40,076
11/30/2000	45,484	45,651	45,550	31,368
12/31/2000	49,669	49,851	49,704	33,021
01/31/2001	48,666	48,844	48,685	34,906
02/28/2001	42,120	42,274	42,103	28,867
03/31/2001	36,855	36,990	36,823	24,737
04/30/2001	41,245	41,395	41,180	28,860
05/31/2001	41,203	41,354	41,110	28,724
06/30/2001	41,162	41,313	41,040	28,739
07/31/2001	38,989	39,131	38,836	26,802
08/31/2001	35,577	35,707	35,426	24,859
09/30/2001	30,013	30,123	29,885	20,750
10/31/2001	31,655	31,770	31,472	22,930
11/30/2001	34,212	34,337	34,006	25,400
12/31/2001	35,447	35,577	35,213	26,365
01/31/2002	34,444	34,570	34,195	25,508
02/28/2002	31,544	31,659	31,282	24,062
03/31/2002	33,847	33,970	33,556	25,898
04/30/2002	32,781	32,900	32,466	24,528
05/31/2002	31,394	31,509	31,092	23,797
06/30/2002	28,390	28,493	28,086	21,170
07/31/2002	25,511	25,604	25,221	19,112
08/31/2002	25,128	25,220	24,843	19,045
09/30/2002	23,146	23,230	22,878	17,533
10/31/2002	24,190	24,278	23,873	18,892
11/30/2002	25,767	25,861	25,436	20,371
12/31/2002	23,826	23,913	23,518	19,141
01/31/2003	23,998	24,086	23,660	18,953
02/28/2003	23,679	23,765	23,328	18,788
03/31/2003	23,679	23,765	23,305	19,138
04/30/2003	25,320	25,412	24,915	20,441
05/31/2003	27,728	27,829	27,260	22,407
06/30/2003	28,432	28,536	27,922	22,728
07/31/2003	29,774	29,883	29,226	23,539
08/31/2003	31,331	31,446	30,743	24,836
09/30/2003	30,222	30,332	29,630	24,354
10/31/2003	33,120	33,241	32,448	26,317
11/30/2003	33,995	34,119	33,301	27,022
12/31/2003	34,124	34,248	33,395	27,317
01/31/2004	35,636	35,766	34,864	28,218
02/29/2004	36,444	36,578	35,621	28,693
03/31/2004	36,295	36,428	35,453	28,638
04/30/2004	34,909	35,036	34,102	27,830
05/31/2004	35,718	35,849	34,836	28,487
06/30/2004	36,594	36,727	35,689	28,940
07/31/2004	33,395	33,510	32,563	27,024
08/31/2004	32,797	32,877	31,947	26,692
09/30/2004	34,352	34,412	33,439	27,688
10/31/2004	35,523	35,558	34,553	28,626
11/30/2004	37,335	37,361	36,305	30,103
12/31/2004	39,041	39,042	37,938	31,545

Sector Breakdown *

Technology	25.1%
Healthcare	15.9%
Short-Term Instruments	15.2%
Consumer Services	13.7%
Financial & Business Services	8.8%
Consumer Discretionary	8.6%
Other	12.7%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  17

A VALUE STOCK FUND

PIMCO PEA Value Fund  (Effective 02.11.05 OPCAP Value Fund)

•	PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class A Shares returned 6.54% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index. The Fund continued to deliver strong returns over the long-term, gaining 16.27% for the 10 years ended December 31, 2004, versus 13.83% for the Index.

•	The U.S. stock market started off the period slowly, but a rally in the last two months of the year led to positive overall returns. Large-cap value stocks outperformed the general market for the six months.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in industrials, energy and information technology also detracted from relative performance. And in information technology, the Fund saw disappointing returns from Micron Technology Inc.

•	Relative performance was helped over the period by strong stock selection in the materials industry. For example, the Fund benefited from its investments in Alcan Inc. and Agilent Technologies Inc.

•	The Fund also was rewarded for its underweight exposure to consumer discretionary stocks. Select holdings in this sector also contributed to relative returns, including Liberty Media Corp.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Class A	6.54%	17.19%	13.71%	16.27%	14.29%
PIMCO PEA Value Class A (adjusted)	0.68%	10.74%	12.43%	15.62%	13.79%
PIMCO PEA Value Class B	6.13%	16.31%	12.87%	15.68%	13.83%
PIMCO PEA Value Class B (adjusted)	1.13%	11.31%	12.62%	15.68%	13.83%
PIMCO PEA Value Class C (adjusted)	5.14%	15.31%	12.86%	15.41%	13.44%
Russell 1000 Value Index	12.08%	16.49%	5.27%	13.83%	—
Lipper Large-Cap Value Fund Average	8.42%	11.93%	3.35%	11.31%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,065.40	$1,061.30	$1,061.40	$1,019.61	$1,015.83	$1,015.83
Expenses Paid During Period	$5.78	$9.66	$9.66	$5.65	$9.45	$9.45

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Value Class A	PEA Value Class B	PEA Value Class C	Russell 1000 Value Index
12/31/1991	9,450	10,000	10,000	10,000
01/31/1992	9,720	10,279	10,279	10,016
02/29/1992	10,046	10,618	10,618	10,261
03/31/1992	9,817	10,369	10,369	10,112
04/30/1992	9,858	10,406	10,406	10,548
05/31/1992	9,770	10,306	10,306	10,600
06/30/1992	9,558	10,077	10,077	10,534
07/31/1992	9,894	10,425	10,425	10,941
08/31/1992	9,605	10,114	10,114	10,606
09/30/1992	9,735	10,244	10,244	10,753
10/31/1992	9,794	10,300	10,300	10,763
11/30/1992	10,317	10,843	10,843	11,116
12/31/1992	10,650	11,186	11,186	11,381
01/31/1993	10,871	11,411	11,411	11,712
02/28/1993	10,985	11,524	11,524	12,124
03/31/1993	11,324	11,873	11,873	12,481
04/30/1993	11,123	11,655	11,655	12,321
05/31/1993	11,277	11,808	11,808	12,569
06/30/1993	11,352	11,879	11,879	12,846
07/31/1993	11,294	11,811	11,811	12,990
08/31/1993	11,904	12,442	12,442	13,459
09/30/1993	11,930	12,461	12,461	13,480
10/31/1993	12,340	12,881	12,881	13,471
11/30/1993	12,211	12,739	12,739	13,193
12/31/1993	12,348	12,874	12,874	13,444
01/31/1994	12,916	13,458	13,458	13,952
02/28/1994	12,703	13,228	13,228	13,475
03/31/1994	12,017	12,505	12,505	12,974
04/30/1994	11,867	12,342	12,342	13,223
05/31/1994	11,863	12,330	12,330	13,375
06/30/1994	11,587	12,035	12,035	13,055
07/31/1994	12,067	12,526	12,526	13,461
08/31/1994	12,572	13,042	13,042	13,848
09/30/1994	12,187	12,634	12,634	13,388
10/31/1994	12,312	12,757	12,757	13,575
11/30/1994	11,690	12,104	12,104	13,026
12/31/1994	11,798	12,208	12,208	13,176
01/31/1995	12,115	12,528	12,528	13,582
02/28/1995	12,653	13,078	13,078	14,119
03/31/1995	12,998	13,426	13,426	14,429
04/30/1995	13,346	13,776	13,776	14,885
05/31/1995	13,850	14,288	14,288	15,511
06/30/1995	14,087	14,524	14,524	15,721
07/31/1995	14,704	15,150	15,150	16,269
08/31/1995	14,881	15,324	15,324	16,498
09/30/1995	15,290	15,735	15,735	17,095
10/31/1995	15,330	15,766	15,766	16,925
11/30/1995	15,985	16,430	16,430	17,783
12/31/1995	16,325	16,769	16,769	18,229
01/31/1996	16,787	17,233	17,233	18,797
02/29/1996	17,150	17,595	17,595	18,940
03/31/1996	17,285	17,722	17,722	19,262
04/30/1996	17,507	17,939	17,939	19,336
05/31/1996	17,856	18,286	18,286	19,577
06/30/1996	17,773	18,190	18,189	19,593
07/31/1996	16,811	17,194	17,194	18,853
08/31/1996	17,461	17,848	17,847	19,392
09/30/1996	17,934	18,320	18,320	20,163
10/31/1996	18,186	18,565	18,565	20,942
11/30/1996	19,741	20,141	20,141	22,461
12/31/1996	19,568	19,952	19,952	22,174
01/31/1997	20,226	20,618	20,618	23,249
02/28/1997	20,571	20,955	20,955	23,591
03/31/1997	19,841	20,200	20,199	22,742
04/30/1997	20,609	20,966	20,965	23,698
05/31/1997	21,829	22,192	22,191	25,023
06/30/1997	22,367	22,731	22,732	26,096
07/31/1997	23,848	24,221	24,222	28,059
08/31/1997	23,349	23,684	23,685	27,060
09/30/1997	24,735	25,083	25,083	28,695
10/31/1997	23,493	23,806	23,807	27,894
11/30/1997	24,068	24,375	24,376	29,127
12/31/1997	24,598	24,902	24,887	29,978
01/31/1998	24,700	24,970	24,973	29,555
02/28/1998	26,154	26,444	26,430	31,544
03/31/1998	27,196	27,490	27,475	33,475
04/30/1998	26,670	26,924	26,927	33,698
05/31/1998	26,552	26,787	26,790	33,200
06/30/1998	26,584	26,818	26,820	33,625
07/31/1998	25,462	25,668	25,669	33,034
08/31/1998	21,808	21,961	21,963	28,118
09/30/1998	23,056	23,215	23,215	29,732
10/31/1998	25,087	25,244	25,243	32,036
11/30/1998	26,520	26,671	26,670	33,529
12/31/1998	27,000	27,129	27,128	34,669
01/31/1999	26,344	26,470	26,448	34,947
02/28/1999	25,340	25,462	25,437	34,454
03/31/1999	25,274	25,395	25,341	35,167
04/30/1999	27,928	28,062	27,986	38,452
05/31/1999	28,682	28,820	28,725	38,029
06/30/1999	29,754	29,898	29,776	39,132
07/31/1999	29,424	29,566	29,425	37,985
08/31/1999	29,133	29,273	29,134	36,576
09/30/1999	28,294	28,430	28,277	35,296
10/31/1999	28,353	28,490	28,317	37,329
11/30/1999	27,905	28,039	27,849	37,037
12/31/1999	28,028	28,163	27,958	37,215
01/31/2000	26,341	26,467	26,247	36,002
02/29/2000	23,807	23,921	23,717	33,327
03/31/2000	27,456	27,588	27,329	37,393
04/30/2000	27,382	27,514	27,255	36,959
05/31/2000	28,593	28,730	28,413	37,347
06/30/2000	27,640	27,773	27,453	35,641
07/31/2000	28,975	29,115	28,782	36,086
08/31/2000	30,772	30,920	30,546	38,092
09/30/2000	31,627	31,779	31,349	38,443
10/31/2000	33,794	33,956	33,503	39,389
11/30/2000	34,233	34,398	33,915	37,927
12/31/2000	36,582	36,757	36,232	39,827
01/31/2001	36,607	36,783	36,232	39,979
02/28/2001	36,754	36,930	36,351	38,867
03/31/2001	36,239	36,413	35,817	37,495
04/30/2001	38,830	39,017	38,338	39,333
05/31/2001	39,417	39,606	38,894	40,218
06/30/2001	39,417	39,606	38,871	39,325
07/31/2001	40,370	40,564	39,792	39,242
08/31/2001	39,002	39,189	38,411	37,669
09/30/2001	36,213	36,387	35,646	35,017
10/31/2001	36,434	36,609	35,838	34,716
11/30/2001	40,639	40,834	39,935	36,733
12/31/2001	42,142	42,345	41,428	37,599
01/31/2002	42,665	42,870	41,896	37,310
02/28/2002	42,690	42,896	41,896	37,370
03/31/2002	45,008	45,225	44,142	39,137
04/30/2002	42,470	42,674	41,621	37,795
05/31/2002	42,415	42,619	41,567	37,984
06/30/2002	37,944	38,127	37,128	35,803
07/31/2002	33,558	33,719	32,825	32,474
08/31/2002	33,504	33,665	32,743	32,721
09/30/2002	27,376	27,508	26,770	29,082
10/31/2002	29,473	29,615	28,797	31,237
11/30/2002	34,053	34,217	33,235	33,205
12/31/2002	31,571	31,723	30,799	31,764
01/31/2003	30,760	30,907	29,961	30,995
02/28/2003	29,366	29,507	28,607	30,168
03/31/2003	29,425	29,566	28,635	30,219
04/30/2003	32,326	32,482	31,433	32,878
05/31/2003	35,808	35,980	34,806	35,002
06/30/2003	36,882	37,059	35,843	35,440
07/31/2003	38,099	38,282	36,997	35,968
08/31/2003	39,551	39,741	38,381	36,529
09/30/2003	39,001	39,188	37,832	36,171
10/31/2003	41,466	41,665	40,166	38,384
11/30/2003	42,627	42,832	41,291	38,906
12/31/2003	45,457	45,676	44,003	41,303
01/31/2004	47,757	47,987	46,199	42,030
02/29/2004	49,009	49,244	47,382	42,929
03/31/2004	48,455	48,688	46,832	42,552
04/30/2004	47,554	47,782	45,910	41,513
05/31/2004	48,048	48,279	46,373	41,937
06/30/2004	49,999	50,239	48,224	42,927
07/31/2004	48,369	48,581	46,608	42,321
08/31/2004	48,891	49,062	47,098	42,922
09/30/2004	48,544	48,699	46,749	43,588
10/31/2004	49,243	49,362	47,385	44,311
11/30/2004	51,430	51,529	49,465	46,553
12/31/2004	53,271	53,317	51,186	48,113

Sector Breakdown *

Financial & Business Services	26.8%
Short-Term Instruments	20.4%
Capital Goods	10.1%
Consumer Staples	8.4%
Technology	7.7%
Consumer Services	4.6%
Consumer Discretionary	4.4%
Other	17.6%

*	% of total investments as of Dec. 31, 2004

18  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Class A Shares returned 4.32% for the six-month period ended December 31, 2004, trailing the 7.19% return for the Fund’s benchmark, the S&P 500 Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, concerned over rising interest rates, higher oil prices and the upcoming presidential election. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell by nearly 2%. A rally in the last two months of the year accounted for the majority of the gains the market delivered for the six-month period.

•	The Fund’s relative performance was hurt by disappointing performances by select stocks, including Teva Pharmaceuticals and Veritas Software. The Fund exited Teva given increasing competitive challenges to some of its generic drugs. The Fund also exited Veritas, a provider of data management software. Veritas was among the first of numerous software companies to preannounce that they would be delivering less-than-expected earnings.

•	Relative performance was also hindered by stock selection in consumer staples, most notably the Fund’s position in Coca Cola.

•	Fund performance was helped over the period by several stocks in the consumer discretionary sector, including Starbucks, Carnival Corporation and NIKE Inc. The Fund also benefited from returns on its investment in Apple Computer, whose share price doubled over the period.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Class A	4.32%	6.52%	–7.28%	—	8.09%
PIMCO RCM Large-Cap Growth Class A (adjusted)	–1.41%	0.66%	–8.32%	—	7.33%
PIMCO RCM Large-Cap Growth Class B	3.84%	5.69%	–7.98%	—	7.28%
PIMCO RCM Large-Cap Growth Class B (adjusted)	–1.16%	0.69%	–8.34%	—	7.28%
PIMCO RCM Large-Cap Growth Class C (adjusted)	2.83%	4.68%	–7.98%	—	7.28%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,043.20	$1,038.40	$1,038.30	$1,019.11	$1,015.32	$1,015.32
Expenses Paid During Period	$6.23	$10.07	$10.07	$6.16	$9.96	$9.96

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Large-Cap Growth Class A	RCM Large-Cap Growth Class B	RCM Large-Cap Growth Class C	S&P 500 Index
12/31/1996	9,450	10,000	10,000	10,000
1/31/1997	10,051	10,630	10,630	10,625
2/28/1997	9,982	10,550	10,550	10,708
3/31/1997	9,364	9,891	9,891	10,268
4/30/1997	9,898	10,450	10,450	10,881
5/31/1997	10,659	11,246	11,246	11,544
6/30/1997	11,202	11,812	11,812	12,061
7/31/1997	12,273	12,933	12,933	13,020
8/31/1997	11,505	12,115	12,115	12,291
9/30/1997	12,462	13,116	13,116	12,964
10/31/1997	12,174	12,805	12,805	12,531
11/30/1997	12,368	13,000	13,000	13,111
12/31/1997	12,419	13,044	13,044	13,336
1/31/1998	12,790	13,426	13,426	13,484
2/28/1998	13,677	14,350	14,350	14,456
3/31/1998	14,415	15,115	15,115	15,197
4/30/1998	14,785	15,494	15,494	15,349
5/31/1998	14,334	15,012	15,012	15,086
6/30/1998	15,200	15,908	15,908	15,698
7/31/1998	15,233	15,934	15,934	15,531
8/31/1998	12,677	13,251	13,251	13,286
9/30/1998	13,799	14,415	14,415	14,137
10/31/1998	14,753	15,401	15,401	15,287
11/30/1998	15,803	16,489	16,489	16,213
12/31/1998	17,818	18,579	18,579	17,147
1/31/1999	19,169	19,977	19,977	17,864
2/28/1999	18,467	19,234	19,234	17,309
3/31/1999	20,081	20,903	20,903	18,002
4/30/1999	19,754	20,550	20,550	18,699
5/31/1999	18,985	19,738	19,738	18,258
6/30/1999	20,411	21,209	21,209	19,271
7/31/1999	19,929	20,695	20,695	18,669
8/31/1999	20,186	20,948	20,948	18,576
9/30/1999	20,003	20,745	20,745	18,068
10/31/1999	21,327	22,103	22,103	19,211
11/30/1999	22,639	23,449	23,449	19,601
12/31/1999	25,695	26,599	26,599	20,756
1/31/2000	25,173	26,040	26,040	19,714
2/29/2000	25,677	26,545	26,545	19,340
3/31/2000	27,512	28,425	28,425	21,232
4/30/2000	26,115	26,964	26,964	20,593
5/31/2000	24,961	25,756	25,756	20,171
6/30/2000	26,593	27,422	27,422	20,668
7/31/2000	26,234	27,033	27,033	20,345
8/31/2000	27,782	28,611	28,611	21,608
9/30/2000	26,387	27,158	27,158	20,468
10/31/2000	25,867	26,604	26,604	20,381
11/30/2000	23,482	24,135	24,135	18,774
12/31/2000	23,438	24,075	24,075	18,866
1/31/2001	23,651	24,277	24,277	19,535
2/28/2001	20,841	21,378	21,378	17,754
3/31/2001	18,947	19,422	19,422	16,629
4/30/2001	20,590	21,094	21,094	17,922
5/31/2001	20,540	21,031	21,031	18,042
6/30/2001	19,632	20,089	20,089	17,603
7/31/2001	19,084	19,516	19,516	17,429
8/31/2001	17,735	18,123	18,123	16,338
9/30/2001	16,760	17,115	17,115	15,019
10/31/2001	17,127	17,480	17,480	15,305
11/30/2001	18,281	18,648	18,648	16,479
12/31/2001	18,199	18,552	18,552	16,624
1/31/2002	17,597	17,927	17,927	16,381
2/28/2002	17,222	17,544	17,544	16,065
3/31/2002	17,609	17,924	17,924	16,670
4/30/2002	16,199	16,474	16,474	15,659
5/31/2002	15,949	16,207	16,207	15,544
6/30/2002	15,120	15,363	15,348	14,436
7/31/2002	14,415	14,645	14,630	13,311
8/31/2002	14,539	14,744	14,743	13,399
9/30/2002	13,157	13,349	13,335	11,943
10/31/2002	14,331	14,532	14,532	12,994
11/30/2002	14,594	14,784	14,772	13,758
12/31/2002	13,960	14,132	14,140	12,950
1/31/2003	13,586	13,738	13,745	12,611
2/28/2003	13,350	13,498	13,492	12,421
3/31/2003	13,669	13,808	13,816	12,542
4/30/2003	14,447	14,584	14,591	13,575
5/31/2003	14,988	15,121	15,127	14,290
6/30/2003	15,113	15,234	15,240	14,473
7/31/2003	15,279	15,390	15,396	14,728
8/31/2003	15,363	15,474	15,480	15,015
9/30/2003	15,266	15,361	15,367	14,856
10/31/2003	15,836	15,925	15,931	15,696
11/30/2003	15,877	15,968	15,973	15,834
12/31/2003	16,528	16,605	16,610	16,665
1/31/2004	16,751	16,829	16,836	16,970
2/29/2004	16,738	16,816	16,807	17,206
3/31/2004	16,612	16,690	16,666	16,947
4/30/2004	16,418	16,495	16,454	16,681
5/31/2004	16,598	16,676	16,624	16,910
6/30/2004	16,877	16,956	16,907	17,238
7/31/2004	15,986	16,035	15,990	16,668
8/31/2004	15,888	15,936	15,891	16,735
9/30/2004	16,097	16,134	16,088	16,917
10/31/2004	16,277	16,303	16,257	17,175
11/30/2004	17,014	17,025	16,976	17,870
12/31/2004	17,605	17,606	17,553	18,478

Sector Breakdown *

Technology	20.5%
Healthcare	16.0%
Short-Term Instruments	14.7%
Financial & Business Services	11.7%
Consumer Discretionary	8.7%
Capital Goods	7.0%
Energy	6.2%
Consumer Staples	6.0%
Consumer Services	5.0%
Other	4.2%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  19

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class A Shares had a total return of 6.85% for the six-month period ended December 31, 2004. This performance trailed the 9.00% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The beginning of the third quarter 2004 was marked by a number of high profile earnings misses, most notably in the technology sector, which caused many of the major indices to decline significantly. After hitting lows toward the end of the quarter, equity markets rallied strongly during the fourth quarter, as concerns about high energy prices, slowing economic growth and geopolitical issues gave way to investor optimism.

•	The Fund’s relative performance was hindered by select holdings in the software industry, particularly Veritas Software Corp. and Novell, Inc. The Fund also saw disappointing results from its investments in communications equipment company ADTRAN, Inc., and media companies such as Cox Radio Corp.

•	The Fund’s performance was supported by investments in Apple Computer, Inc., Kinetic Concepts, Inc. and SEI Investments Company, all of which delivered strong results over the period.

•	The Fund’s sector strategy had little impact on relative performance. An overweight in energy and underweight in commercial services and supplies benefited the Fund, but these gains were canceled out by an underweight in consumer durables and apparel, and less growth-oriented industries such as real estate and utilities.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (11/06/79)
PIMCO RCM Mid-Cap Class A	6.85%	14.22%	–4.43%	10.43%	15.26%
PIMCO RCM Mid-Cap Class A (adjusted)	0.98%	7.94%	–5.51%	9.81%	15.01%
PIMCO RCM Mid-Cap Class B	6.07%	12.90%	–4.94%	9.89%	15.01%
PIMCO RCM Mid-Cap Class B (adjusted)	1.07%	7.93%	–5.10%	9.89%	15.01%
PIMCO RCM Mid-Cap Class C (adjusted)	5.07%	12.42%	–4.94%	9.76%	14.51%
Russell Mid-Cap Growth Index	9.00%	15.48%	–3.36%	11.23%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,068.50	$1,060.70	$1,060.70	$1,018.95	$1,015.17	$1,015.17
Expenses Paid During Period	$6.47	$10.34	$10.34	$6.31	$10.11	$10.11

For each class of the Fund, expenses are equal to the expense ratio for the class (1.24% for Class A, 1.99% for Class B, 1.99% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Mid-Cap Class A	RCM Mid-Cap Class B	RCM Mid-Cap Class C	Russell Mid Cap Growth Index
11/30/1979	9,450	10,000	10,000	10,000
12/31/1979	9,741	10,303	10,303	10,388
1/31/1980	10,184	10,766	10,766	10,965
2/29/1980	9,800	10,353	10,353	10,721
3/31/1980	8,712	9,198	9,198	9,305
4/30/1980	9,098	9,600	9,600	9,906
5/31/1980	9,846	10,383	10,383	10,676
6/30/1980	10,258	10,812	10,812	11,194
7/31/1980	11,763	12,392	12,392	12,135
8/31/1980	12,371	13,025	13,025	12,452
9/30/1980	13,035	13,718	13,718	12,867
10/31/1980	13,467	14,164	14,164	13,003
11/30/1980	14,417	15,155	15,155	14,034
12/31/1980	14,167	14,882	14,882	13,764
1/31/1981	13,834	14,524	14,524	13,442
2/28/1981	12,741	13,367	13,367	13,680
3/31/1981	15,886	16,659	16,659	14,750
4/30/1981	16,373	17,158	17,158	14,819
5/31/1981	17,399	18,224	18,224	15,181
6/30/1981	16,743	17,526	17,526	14,903
7/31/1981	16,454	17,212	17,212	14,718
8/31/1981	15,657	16,369	16,369	13,879
9/30/1981	14,943	15,613	15,613	12,987
10/31/1981	16,352	17,075	17,075	13,883
11/30/1981	16,657	17,383	17,383	14,445
12/31/1981	16,387	17,091	17,091	14,093
1/31/1982	16,126	16,809	16,809	13,575
2/28/1982	15,759	16,417	16,417	12,998
3/31/1982	15,705	16,351	16,351	12,870
4/30/1982	16,782	17,463	17,463	13,484
5/31/1982	16,623	17,285	17,285	13,005
6/30/1982	16,553	17,202	17,202	12,655
7/31/1982	16,611	17,252	17,252	12,357
8/31/1982	17,981	18,665	18,665	13,843
9/30/1982	18,530	19,223	19,223	14,236
10/31/1982	20,824	21,591	21,591	16,140
11/30/1982	22,610	23,431	23,431	17,124
12/31/1982	23,027	23,848	23,848	17,371
1/31/1983	24,325	25,179	25,179	17,984
2/28/1983	25,923	26,818	26,818	18,606
3/31/1983	26,934	27,848	27,848	19,261
4/30/1983	29,243	30,218	30,218	20,465
5/31/1983	30,968	31,985	31,985	21,320
6/30/1983	32,225	33,265	33,265	22,096
7/31/1983	30,717	31,688	31,688	21,402
8/31/1983	30,008	30,937	30,937	21,268
9/30/1983	31,178	32,125	32,125	21,863
10/31/1983	29,806	30,692	30,692	21,015
11/30/1983	31,147	32,055	32,055	21,914
12/31/1983	30,615	31,488	31,488	21,509
1/31/1984	29,188	30,001	30,001	20,898
2/29/1984	27,685	28,441	28,441	19,767
3/31/1984	28,225	28,979	28,979	20,096
4/30/1984	28,329	29,069	29,069	19,874
5/31/1984	27,281	27,976	27,976	18,754
6/30/1984	28,495	29,204	29,204	19,339
7/31/1984	27,723	28,395	28,395	18,772
8/31/1984	30,373	31,092	31,092	21,117
9/30/1984	29,878	30,567	30,567	21,216
10/31/1984	29,833	30,503	30,503	21,299
11/30/1984	29,272	29,911	29,911	21,209
12/31/1984	29,706	30,336	30,336	21,816
1/31/1985	33,027	33,709	33,709	23,886
2/28/1985	34,358	35,051	35,051	24,314
3/31/1985	33,763	34,423	34,423	24,175
4/30/1985	33,162	33,790	33,790	24,105
5/31/1985	35,331	35,979	35,979	25,474
6/30/1985	36,038	36,677	36,677	26,093
7/31/1985	36,892	37,525	37,525	26,059
8/31/1985	36,386	36,988	36,988	25,950
9/30/1985	34,611	35,161	35,161	24,678
10/31/1985	36,116	36,669	36,669	25,957
11/30/1985	38,316	38,880	38,880	27,750
12/31/1985	39,791	40,354	40,354	28,799
1/31/1986	40,503	41,052	41,052	29,352
2/28/1986	43,419	43,987	43,987	31,941
3/31/1986	44,726	45,285	45,285	33,857
4/30/1986	45,388	45,928	45,928	34,226
5/31/1986	47,176	47,710	47,710	36,376
6/30/1986	46,275	46,770	46,770	36,940
7/31/1986	42,490	42,916	42,916	33,999
8/31/1986	44,054	44,470	44,470	35,543
9/30/1986	40,864	41,224	41,224	32,596
10/31/1986	43,296	43,652	43,652	34,565
11/30/1986	43,824	44,162	44,162	34,890
12/31/1986	43,280	43,588	43,588	33,854
1/31/1987	49,158	49,508	49,481	38,556
2/28/1987	52,928	53,305	53,252	41,429
3/31/1987	54,495	54,883	54,796	41,988
4/30/1987	53,956	54,339	54,221	40,896
5/31/1987	55,455	55,850	55,696	41,162
6/30/1987	57,663	58,073	57,884	42,846
7/31/1987	60,448	60,878	60,646	44,795
8/31/1987	62,872	63,319	63,041	46,645
9/30/1987	61,061	61,495	61,188	45,614
10/31/1987	44,068	44,381	44,122	33,084
11/30/1987	41,869	42,167	41,894	30,781
12/31/1987	47,781	48,120	47,785	34,789
1/31/1988	47,996	48,337	47,971	35,140
2/29/1988	52,291	52,663	52,240	38,022
3/31/1988	53,724	54,106	53,640	38,193
4/30/1988	54,567	54,956	54,450	38,407
5/31/1988	53,520	53,900	53,372	37,727
6/30/1988	57,486	57,894	57,295	40,579
7/31/1988	56,232	56,632	56,012	39,045
8/31/1988	54,838	55,228	54,589	37,558
9/30/1988	56,949	57,354	56,658	39,045
10/31/1988	56,300	56,700	55,978	38,811
11/30/1988	55,073	55,464	54,724	37,875
12/31/1988	57,468	57,877	57,072	39,284
1/31/1989	60,399	60,829	59,948	41,598
2/28/1989	59,862	60,287	59,385	41,257
3/31/1989	61,059	61,493	60,537	41,765
4/30/1989	64,692	65,152	64,102	44,145
5/31/1989	68,314	68,800	67,660	46,489
6/30/1989	65,800	66,268	65,130	45,866
7/31/1989	70,611	71,113	69,851	49,462
8/31/1989	73,647	74,171	72,813	51,376
9/30/1989	73,654	74,178	72,777	51,361
10/31/1989	70,406	70,907	69,524	49,219
11/30/1989	71,335	71,843	70,400	50,386
12/31/1989	72,555	73,071	71,561	51,661
1/31/1990	66,199	66,670	65,250	46,872
2/28/1990	68,556	69,044	67,540	47,837
3/31/1990	70,469	70,970	69,384	49,842
4/30/1990	68,799	69,288	67,698	48,461
5/31/1990	75,837	76,376	74,582	53,443
6/30/1990	76,542	77,086	75,239	54,105
7/31/1990	74,215	74,743	72,906	52,379
8/31/1990	66,660	67,134	65,441	46,288
9/30/1990	62,387	62,831	61,207	43,154
10/31/1990	61,077	61,511	59,885	42,347
11/30/1990	65,920	66,389	64,598	46,878
12/31/1990	69,216	69,709	67,789	49,006
1/31/1991	74,539	75,069	72,961	52,682
2/28/1991	81,203	81,781	79,440	57,318
3/31/1991	85,020	85,624	83,126	60,316
4/30/1991	84,484	85,085	82,552	59,779
5/31/1991	89,257	89,892	87,167	62,804
6/30/1991	84,812	85,415	82,774	59,381
7/31/1991	89,528	90,165	87,326	62,374
8/31/1991	92,348	93,005	90,025	64,326
9/30/1991	92,071	92,726	89,701	64,249
10/31/1991	94,851	95,526	92,356	65,688
11/30/1991	91,465	92,116	89,003	63,520
12/31/1991	102,112	102,838	99,310	72,051
1/31/1992	104,134	104,874	101,217	72,692
2/29/1992	105,508	106,259	102,492	72,852
3/31/1992	101,013	101,732	98,064	69,858
4/30/1992	98,963	99,667	96,015	68,524
5/31/1992	99,586	100,295	96,562	68,661
6/30/1992	94,906	95,581	91,975	66,622
7/31/1992	98,028	98,725	94,946	69,593
8/31/1992	95,940	96,623	92,867	68,681
9/30/1992	98,396	99,096	95,198	70,185
10/31/1992	101,968	102,693	98,596	72,298
11/30/1992	106,179	106,935	102,609	76,867
12/31/1992	108,738	109,512	105,021	78,343
1/31/1993	109,043	109,818	105,252	79,267
2/28/1993	105,782	106,535	102,052	76,826
3/31/1993	108,289	109,060	104,409	79,054
4/30/1993	105,062	105,810	101,235	75,805
5/31/1993	109,370	110,148	105,325	79,383
6/30/1993	109,720	110,500	105,610	79,057
7/31/1993	108,732	109,506	104,596	78,804
8/31/1993	114,060	114,872	109,658	83,383
9/30/1993	116,307	117,135	111,753	84,383
10/31/1993	117,470	118,306	112,803	85,742
11/30/1993	114,076	114,887	109,487	83,744
12/31/1993	119,802	120,654	114,906	87,102
1/31/1994	124,151	125,034	119,008	89,341
2/28/1994	123,133	124,009	117,973	88,573
3/31/1994	116,213	117,039	111,272	84,401
4/30/1994	117,259	118,093	112,207	84,198
5/31/1994	116,098	116,924	111,029	84,325
6/30/1994	112,917	113,720	107,931	80,699
7/31/1994	114,385	115,198	109,269	82,934
8/31/1994	121,831	122,698	116,317	87,877
9/30/1994	120,662	121,520	115,131	86,427
10/31/1994	122,592	123,464	116,904	87,922
11/30/1994	117,921	118,760	112,380	84,045
12/31/1994	120,103	120,957	114,391	85,221
1/31/1995	120,475	121,332	114,677	86,244
2/28/1995	125,487	126,380	119,379	90,832
3/31/1995	130,406	131,334	123,987	94,438
4/30/1995	130,849	131,780	124,334	95,231
5/31/1995	133,087	134,034	126,386	97,574
6/30/1995	139,688	140,682	132,579	102,014
7/31/1995	149,941	151,008	142,217	108,430
8/31/1995	152,130	153,212	144,208	109,623
9/30/1995	156,953	158,069	148,707	112,068
10/31/1995	154,002	155,098	145,822	109,232
11/30/1995	158,761	159,890	150,241	114,115
12/31/1995	160,809	161,953	152,089	114,172
1/31/1996	163,269	164,431	154,325	116,193
2/29/1996	171,318	172,537	161,856	120,585
3/31/1996	174,282	175,522	164,559	121,538
4/30/1996	181,480	182,771	171,273	127,408
5/31/1996	184,420	185,732	173,944	130,007
6/30/1996	176,582	177,838	166,447	126,081
7/31/1996	161,220	162,366	151,867	116,297
8/31/1996	169,587	170,793	159,657	122,589
9/30/1996	180,576	181,860	169,907	130,373
10/31/1996	180,666	181,951	169,890	128,848
11/30/1996	189,537	190,885	178,130	136,437
12/31/1996	190,523	191,878	178,949	134,145
1/31/1997	195,495	196,886	183,531	140,074
2/28/1997	186,190	187,514	174,703	136,992
3/31/1997	174,218	175,457	163,365	129,252
4/30/1997	177,720	178,984	166,550	132,419
5/31/1997	201,410	202,842	188,668	144,284
6/30/1997	206,666	208,136	193,498	148,280
7/31/1997	221,422	222,997	207,198	162,471
8/31/1997	218,965	220,522	204,773	160,879
9/30/1997	233,701	235,363	218,452	169,019
10/31/1997	219,655	221,218	205,192	160,551
11/30/1997	218,667	220,222	204,166	162,237
12/31/1997	222,712	224,296	207,821	164,362
1/31/1998	220,107	221,672	205,265	161,404
2/28/1998	243,614	245,347	227,064	176,576
3/31/1998	257,086	258,914	239,484	183,974
4/30/1998	261,970	263,834	243,915	186,476
5/31/1998	246,881	248,637	229,719	178,812
6/30/1998	255,695	257,513	237,782	183,872
7/31/1998	240,967	242,680	223,943	176,003
8/31/1998	189,183	190,528	175,683	142,404
9/30/1998	196,939	198,340	182,781	153,170
10/31/1998	216,436	217,976	200,766	164,443
11/30/1998	230,591	232,231	213,776	175,543
12/31/1998	254,988	256,801	236,265	193,729
1/31/1999	260,521	262,374	241,251	199,541
2/28/1999	246,974	248,731	228,561	189,783
3/31/1999	265,102	266,987	245,200	200,354
4/30/1999	279,311	281,298	258,196	209,490
5/31/1999	276,602	278,569	255,536	206,788
6/30/1999	296,434	298,543	273,705	221,222
7/31/1999	291,543	293,617	269,024	214,187
8/31/1999	287,083	289,124	264,747	211,959
9/30/1999	286,107	288,141	263,688	210,158
10/31/1999	312,829	315,054	288,158	226,403
11/30/1999	343,862	346,307	316,571	249,858
12/31/1999	406,479	409,370	374,028	293,134
1/31/2000	404,771	407,650	372,233	293,075
2/29/2000	528,227	531,984	485,541	354,679
3/31/2000	519,881	523,578	477,578	355,034
4/30/2000	466,021	469,336	427,814	320,560
5/31/2000	436,475	439,580	400,434	297,191
6/30/2000	504,085	507,671	462,221	328,723
7/31/2000	470,513	473,860	431,160	307,915
8/31/2000	558,264	562,235	511,312	354,349
9/30/2000	546,931	550,821	500,626	337,021
10/31/2000	491,637	495,133	449,712	313,969
11/30/2000	372,316	374,964	340,297	245,743
12/31/2000	409,474	412,386	374,055	258,694
1/31/2001	419,137	422,118	382,658	273,466
2/28/2001	353,836	356,352	322,849	226,156
3/31/2001	306,988	309,171	279,910	193,793
4/30/2001	357,211	359,752	325,535	226,098
5/31/2001	349,674	352,161	318,471	225,036
6/30/2001	340,932	343,357	310,350	225,148
7/31/2001	319,931	322,206	291,046	209,973
8/31/2001	297,727	299,845	270,673	194,750
9/30/2001	255,956	257,777	232,535	162,558
10/31/2001	277,892	279,868	252,324	179,643
11/30/2001	301,040	303,181	273,191	198,990
12/31/2001	307,031	309,214	278,464	206,552
1/31/2002	292,232	294,310	264,875	199,839
2/28/2002	276,305	278,270	250,412	188,508
3/31/2002	294,652	296,748	267,040	202,891
4/30/2002	277,533	279,507	251,525	192,158
5/31/2002	271,427	273,357	245,991	186,432
6/30/2002	243,307	245,038	221,613	165,850
7/31/2002	220,071	221,636	200,560	149,729
8/31/2002	215,186	216,716	196,128	149,205
9/30/2002	202,963	204,407	183,948	137,358
10/31/2002	220,073	221,638	199,455	148,004
11/30/2002	232,309	233,961	209,428	159,592
12/31/2002	222,529	224,111	201,679	149,953
1/31/2003	221,305	222,879	200,570	148,483
2/28/2003	217,631	219,179	197,240	147,192
3/31/2003	220,069	221,634	199,449	149,929
4/30/2003	229,840	231,474	208,305	160,140
5/31/2003	246,963	248,719	223,824	175,545
6/30/2003	249,408	251,182	226,040	178,055
7/31/2003	253,074	254,874	229,362	184,412
8/31/2003	264,083	265,961	239,340	194,573
9/30/2003	255,526	257,344	230,484	190,798
10/31/2003	270,194	272,115	243,783	206,177
11/30/2003	278,759	280,741	252,657	211,702
12/31/2003	283,637	285,654	255,992	214,010
1/31/2004	293,423	295,509	264,849	221,072
2/29/2004	298,323	300,445	269,272	224,786
3/31/2004	300,769	302,908	270,376	224,359
4/30/2004	293,430	295,517	263,725	218,032
5/31/2004	299,534	301,664	270,371	223,178
6/30/2004	303,188	305,344	273,696	226,726
7/31/2004	279,964	281,863	251,527	211,717
8/31/2004	273,860	275,690	245,993	209,113
9/30/2004	281,200	283,107	252,635	216,913
10/31/2004	293,432	294,233	263,726	224,266
11/30/2004	308,104	309,062	277,018	235,838
12/31/2004	324,002	323,897	290,314	247,135

Sector Breakdown *

Technology	26.7%
Healthcare	15.4%
Consumer Discretionary	12.1%
Short-Term Instruments	10.3%
Consumer Services	8.5%
Financial & Business Services	8.2%
Capital Goods	4.4%
Materials & Processing	4.3%
Other	10.1%

*	% of total investments as of Dec. 31, 2004

20  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The Fund implements numerous tax strategies to limit distributions for tax-sensitive investors.

•	The Fund’s Class A Shares returned 3.90% for the six-month period ended December 31, 2004. This result trailed the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell by nearly 2%. A rally in the last two months of the year accounted for the majority of the gains the market delivered for the six-month period.

•	Although the Fund posted positive absolute returns, it underperformed relative to its Index, primarily due to stock selection in software and in banks. In software, the Fund saw particularly disappointing results from its investment in Veritas. The company was among the first of numerous software companies to preannounce that they would be delivering less-than-expected earnings. The Fund has exited its position in Veritas given the magnitude of the company’s earnings miss and concerns about the management team.

•	The Fund benefited from strong stock selection in the consumer discretionary sector. Among these stocks were Starbucks and Harman International. Starbucks was the Fund’s best-performing holding for the period.

•	In terms of sector strategy, the Fund’s overweight in food and drug retailing, and pharmaceuticals hindered relative returns. An overweight in Internet software, represented by Yahoo! Inc., helped returns.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Class A	3.90%	6.58%	–5.74%	—	2.11%
PIMCO RCM Tax-Managed Growth Class A (adjusted)	–1.81%	0.72%	–6.80%	—	1.15%
Class A Shares after taxes on distribution	—	6.58%	–5.74%	—	2.00%
Class A Shares after distributions & sales of fund shares	—	4.28%	–4.78%	—	1.72%
PIMCO RCM Tax-Managed Growth Class B	3.41%	5.71%	–6.46%	—	1.33%
PIMCO RCM Tax-Managed Growth Class B (adjusted)	–1.59%	0.71%	–6.84%	—	1.33%
Class B Shares after taxes on distribution	—	5.71%	–6.46%	—	1.22%
Class B Shares after distributions & sales of fund shares	—	3.71%	–5.37%	—	1.07%
PIMCO RCM Tax-Managed Growth Class C (adjusted)	2.40%	4.70%	–6.45%	—	1.35%
Class C Shares after taxes on distribution	—	5.70%	–6.45%	—	1.24%
Class C Shares after distributions & sales of fund shares	—	3.71%	–5.36%	—	1.09%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,039.00	$1,034.10	$1,034.00	$1,018.35	$1,014.57	$1,014.57
Expenses Paid During Period	$6.99	$10.82	$10.82	$6.92	$10.71	$10.71

For each class of the Fund, expenses are equal to the expense ratio for the class (1.36% for Class A, 2.11% for Class B, 2.11% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Tax Managed Growth Class A	RCM Tax Managed Growth Class B	RCM Tax Managed Growth Class C	S&P 500 Index
12/31/1998	9,450	10,000	10,000	10,000
1/31/1999	10,196	10,783	10,783	10,418
2/28/1999	9,931	10,496	10,496	10,094
3/31/1999	10,969	11,587	11,587	10,498
4/30/1999	10,864	11,469	11,469	10,905
5/31/1999	10,513	11,091	11,091	10,647
6/30/1999	11,457	12,079	12,079	11,238
7/31/1999	11,126	11,722	11,722	10,887
8/31/1999	11,201	11,793	11,793	10,833
9/30/1999	10,907	11,477	11,477	10,537
10/31/1999	11,558	12,155	12,155	11,203
11/30/1999	12,341	12,970	12,970	11,431
12/31/1999	14,393	15,118	15,118	12,104
1/31/2000	14,065	14,764	14,764	11,497
2/29/2000	14,601	15,318	15,318	11,279
3/31/2000	15,646	16,404	16,404	12,382
4/30/2000	14,512	15,205	15,205	12,010
5/31/2000	13,878	14,530	14,530	11,763
6/30/2000	14,932	15,625	15,625	12,053
7/31/2000	14,547	15,213	15,213	11,865
8/31/2000	15,640	16,346	16,346	12,601
9/30/2000	14,919	15,583	15,583	11,936
10/31/2000	14,744	15,391	15,391	11,886
11/30/2000	13,046	13,607	13,607	10,949
12/31/2000	13,218	13,777	13,777	11,002
1/31/2001	13,284	13,838	13,838	11,393
2/28/2001	11,864	12,350	12,350	10,354
3/31/2001	10,798	11,234	11,234	9,698
4/30/2001	11,815	12,283	12,283	10,451
5/31/2001	11,766	12,224	12,224	10,522
6/30/2001	11,324	11,757	11,757	10,265
7/31/2001	10,882	11,290	11,290	10,164
8/31/2001	10,114	10,487	10,487	9,528
9/30/2001	9,461	9,804	9,804	8,759
10/31/2001	9,643	9,985	9,985	8,926
11/30/2001	10,390	10,752	10,752	9,610
12/31/2001	10,351	10,705	10,705	9,695
1/31/2002	10,100	10,439	10,439	9,553
2/28/2002	10,081	10,418	10,418	9,369
3/31/2002	10,254	10,587	10,587	9,721
4/30/2002	9,583	9,884	9,884	9,132
5/31/2002	9,535	9,835	9,835	9,065
6/30/2002	9,046	9,329	9,329	8,419
7/31/2002	8,710	8,973	8,973	7,763
8/31/2002	8,749	9,012	9,012	7,814
9/30/2002	8,058	8,290	8,290	6,965
10/31/2002	8,624	8,864	8,864	7,578
11/30/2002	8,729	8,973	8,973	8,023
12/31/2002	8,413	8,637	8,637	7,552
1/31/2003	8,193	8,409	8,409	7,354
2/28/2003	8,087	8,290	8,299	7,244
3/31/2003	8,192	8,399	8,398	7,314
4/30/2003	8,748	8,953	8,962	7,917
5/31/2003	9,054	9,270	9,270	8,334
6/30/2003	9,054	9,260	9,260	8,440
7/31/2003	9,217	9,428	9,428	8,589
8/31/2003	9,361	9,567	9,567	8,756
9/30/2003	9,246	9,438	9,448	8,663
10/31/2003	9,600	9,794	9,804	9,154
11/30/2003	9,696	9,884	9,894	9,234
12/31/2003	10,051	10,240	10,250	9,718
1/31/2004	10,243	10,429	10,438	9,897
2/29/2004	10,319	10,499	10,507	10,034
3/31/2004	10,127	10,300	10,310	9,883
4/30/2004	10,031	10,191	10,200	9,728
5/31/2004	10,098	10,260	10,260	9,861
6/30/2004	10,309	10,469	10,477	10,053
7/31/2004	9,850	9,993	10,001	9,720
8/31/2004	9,726	9,864	9,862	9,760
9/30/2004	9,879	10,013	10,011	9,865
10/31/2004	10,004	10,133	10,140	10,016
11/30/2004	10,378	10,499	10,506	10,421
12/31/2004	10,713	10,826	10,833	10,776

Sector Breakdown *

Technology	20.1%
Healthcare	14.9%
Consumer Staples	12.5%
Short-Term Instruments	11.4%
Consumer Discretionary	9.6%
Capital Goods	6.7%
Energy	6.3%
Financial & Business Services	6.1%
Consumer Services	6.0%
Other	6.4%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  21

Schedule of Investments

Asset Allocation Fund (a)

December 31, 2004 (Unaudited)

	Shares	Value (000s)
PIMCO FUNDS (b) 100.0%

CCM Capital Appreciation	114,559	$2,074
CCM Mid-Cap (c)	74,342	1,803
Emerging Markets Bond	76,353	829
Foreign Bond (U.S. Dollar-Hedged)	237,193	2,484
High Yield	496,254	4,948
NFJ Small-Cap Value	241,305	7,135
PEA Growth (c)	78,101	1,493
PEA Opportunity (c)	372,577	7,198
PEA Renaissance (c)	647,810	17,556
PEA Target (c)	123,361	2,298
PEA Value	876,217	15,842
RCM International Growth Equity	3,096,523	32,699
RCM Large-Cap Growth	1,110,565	14,160
RCM Mid-Cap (c)	4,918,675	13,428
Short-Term	452,638	4,540
StocksPLUS	3,348,367	33,584
Total Return	6,656,456	71,024

Total Investments 100.0% (Cost $209,552)		$233,095

Other Assets and Liabilities (Net) 0.0%		5

Net Assets 100.0%		$233,100

Notes to Schedule of Investments:

(a)	The Fund is investing in shares of affiliated Funds.
(b)	Institutional Class shares of each PIMCO Fund.
(c)	Non-income producing security.

22  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.9%

Aerospace 2.4%

Boeing Co.	214,400	$11,100
Raytheon Co. (a)	263,600	10,236

		21,336

Building 1.3%

D.R. Horton, Inc. (d)	291,200	11,738

Capital Goods 6.7%

Eaton Corp.	134,900	9,761
Honeywell International, Inc. (d)	283,200	10,028
Illinois Tool Works, Inc. (d)	86,900	8,054
Ingersoll-Rand Co. ‘A’	137,000	11,001
Parker Hannifin Corp. (d)	151,100	11,444
Tyco International Ltd.	273,200	9,764

		60,052

Communications 2.5%

Sprint Corp. (d)	486,049	12,078
Verizon Communications, Inc.	245,200	9,933

		22,011

Consumer Discretionary 6.0%

Coach, Inc. (a)	185,800	10,479
Harman International Industries, Inc.	66,400	8,433
J.C. Penney Co., Inc. (d)	114,700	4,749
McDonald’s Corp. (a)(d)	285,400	9,150
Nike, Inc. ‘B’	126,100	11,436
Starbucks Corp. (a)(d)	153,900	9,597

		53,844

Consumer Services 9.6%

Harley-Davidson, Inc.	142,800	8,675
Marriott International, Inc. ‘A’	195,100	12,287
McGraw-Hill Cos., Inc. (a)	98,600	9,026
MGM Mirage, Inc. (a)	148,700	10,816
Robert Half International, Inc.	355,000	10,448
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	247,300	14,442
Time Warner, Inc. (a)(d)	598,000	11,625
Walt Disney Co. (d)	320,400	8,907

		86,226

Consumer Staples 7.0%

Clorox Co.	154,900	9,128
Estee Lauder Cos., Inc. ‘A’	190,500	8,719
Fortune Brands, Inc.	116,200	8,968
Gillette Co.	260,500	11,665
Hershey Foods Corp.	202,500	11,247
Monsanto Co.	232,800	12,932

		62,659

Energy 7.5%

Apache Corp.	175,628	8,882
Baker Hughes, Inc. (d)	106,300	4,536
BJ Services Co. (d)	93,100	4,333
Burlington Resources, Inc.	200,200	8,709
ConocoPhillips	105,200	9,135
Devon Energy Corp.	221,400	8,617
Kerr-McGee Corp. (d)	151,700	8,767
Occidental Petroleum Corp.	152,800	8,917
XTO Energy, Inc.	141,649	5,012

		66,908

Financial & Business Services 12.0%

Allstate Corp.	171,300	8,860
Bank of America Corp.	417,188	19,604
Capital One Financial Corp. (d)	117,300	9,878
CIT Group, Inc.	323,600	14,827
Goldman Sachs Group, Inc. (d)	103,700	10,789
MetLife, Inc. (d)	115,800	4,691
MGIC Investment Corp.	170,200	11,728
Prudential Financial, Inc.	177,000	9,728
Radian Group, Inc.	169,700	9,035
Wachovia Corp. (d)	168,100	8,842

		107,982

Healthcare 11.5%

Aetna, Inc.	90,000	11,228
Amgen, Inc. (a)	143,200	9,186
C.R. Bard, Inc.	151,700	9,706
Genzyme Corp. (a)	151,500	8,798
Gilead Sciences, Inc. (a)	250,500	8,765
Johnson & Johnson	229,000	14,523
Laboratory Corp. of America Holdings (a)	192,500	9,590
PacifiCare Health Systems, Inc. (a)	144,500	8,167
UnitedHealth Group, Inc. (a)	135,800	11,954
Wyeth (a)	270,600	11,525

		103,442

Materials & Processing 4.7%

Dow Chemical Co.	216,600	10,724
Masco Corp.	285,300	10,422
Phelps Dodge Corp. (d)	108,600	10,743
Sherwin-Williams Co.	238,700	10,653

		42,542

Technology 20.2%

Adobe Systems, Inc. (d)	144,800	9,085
Apple Computer, Inc. (a)	140,800	9,068
Cisco Systems, Inc. (a)(d)	907,100	17,507
Dell, Inc. (a)(d)	212,600	8,959
eBay, Inc. (a)(d)	85,800	9,977
Emerson Electric Co. (d)	150,100	10,522
Intel Corp. (a)(d)	481,400	11,260
Juniper Networks, Inc. (a)	329,600	8,962
Microsoft Corp.	964,900	25,772
Motorola, Inc. (d)	600,400	10,327
NCR Corp. (a)	157,900	10,931
Oracle Corp. (a)(d)	775,900	10,645
QUALCOMM, Inc.	298,600	12,661
VeriSign, Inc. (a)(d)	312,800	10,485
Waters Corp. (a)	134,200	6,279
Yahoo!, Inc. (a)(d)	238,600	8,990

		181,430

Transportation 3.3%

CH Robinson Worldwide, Inc.	154,600	8,583
Norfolk Southern Corp.	295,100	10,680
United Parcel Service, Inc. ‘B’	123,200	10,529

		29,792

Utilities 2.2%

Duke Energy Corp. (d)	401,700	10,175
Exelon Corp. (a)(d)	208,200	9,175

		19,350

Total Common Stocks (Cost $721,163)		869,312

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 20.5%

Collateral Invested for Securities on Loan (c) 17.1%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	12,000	11,995
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	10,000	9,979
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	4,000	3,991
2.375% due 01/27/2005	8,000	7,984
Bear Stearns Cos., Inc.	33,000	33,000
Citigroup Global Markets, Inc.	25,500	25,500
Countrywide Home Loans, Inc.
2.527% due 11/30/2005 (b)	3,000	3,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,500	1,500
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	13,000	12,972
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	3,000	3,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	14,000	13,958
Sheffield Receivables Corp.
2.345% due 01/13/2005	5,000	4,990
Suntrust Bank
1.998% due 01/03/2005	29	29

		153,877

Repurchase Agreement 3.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $5,453 and Federal Home Loan Bank 3.250% due 08/15/2005 valued at $25,500. Repurchase proceeds are $30,351.)	30,346	30,346

Total Short-Term Instruments (Cost $184,268)		184,223

Total Investments 117.4% (Cost $905,431)		$1,053,535

Other Assets and Liabilities (Net) (17.4%)		(156,333)

Net Assets 100.0%		$897,202

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $148,682; cash collateral of $153,634 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  23

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.5%

Aerospace 1.0%

L-3 Communications Holdings, Inc.	114,100	$8,357

Building 1.2%

Pulte Homes, Inc.	151,700	9,678

Capital Goods 8.1%

Brink’s Co. (a)	200,800	7,936
Carlisle Cos., Inc.	139,200	9,037
Danaher Corp. (d)	133,500	7,664
Harsco Corp.	184,500	10,284
ITT Industries, Inc.	107,200	9,053
Pentair, Inc.	251,200	10,942
Rockwell Automation, Inc.	178,200	8,830

		63,746

Communications 3.2%

Nextel Partners, Inc. ‘A’ (a)	470,800	9,199
NII Holdings, Inc. ‘B’ (a)(d)	180,100	8,546
West Corp. (a)	228,500	7,566

		25,311

Consumer Discretionary 8.8%

American Eagle Outfitters, Inc.	197,700	9,312
Coach, Inc. (a)	153,852	8,677
Harman International Industries, Inc.	57,100	7,252
Hughes Supply, Inc.	241,300	7,806
MSC Industrial Direct Co. ‘A’	235,500	8,473
Nordstrom, Inc.	190,800	8,916
Paccar, Inc.	127,250	10,241
PETsMART, Inc.	259,800	9,231

		69,908

Consumer Services 8.3%

Brunswick Corp.	153,500	7,598
Getty Images, Inc. (a)	138,000	9,501
Harrah’s Entertainment, Inc. (a)(d)	126,000	8,428
Hilton Hotels Corp.	442,500	10,062
Lamar Advertising Co. ‘A’ (a)	238,000	10,182
Manpower, Inc.	200,000	9,660
Station Casinos, Inc.	182,500	9,979

		65,410

Consumer Staples 6.3%

Archer-Daniels-Midland Co.	507,800	11,329
Church & Dwight Co., Inc.	236,200	7,941
Fortune Brands, Inc.	106,700	8,235
Monsanto Co.	200,000	11,110
SUPERVALU, Inc. (d)	315,500	10,891

		49,506

Energy 7.2%

Amerada Hess Corp.	83,500	6,879
ENSCO International, Inc.	133,600	4,240
EOG Resources, Inc.	107,600	7,678
Grant Prideco, Inc. (a)	195,600	3,922
National-Oilwell, Inc. (a)(d)	116,300	4,104
Newfield Exploration Co. (a)	127,900	7,553
Noble Energy, Inc.	127,000	7,831
Peabody Energy Corp.	78,600	6,360
Smith International, Inc. (a)(d)	68,400	3,722
XTO Energy, Inc.	124,907	4,419

		56,708

Environmental Services 1.0%

Republic Services, Inc.	235,500	7,899

Financial & Business Services 17.0%

Archstone-Smith Trust	218,200	8,357
Bank of Hawaii Corp. (d)	154,400	7,834
Bear Stearns Cos., Inc.	75,600	7,735
CIT Group, Inc.	226,800	10,392
E*TRADE Financial Corp. (a)	518,900	7,758
Everest Reinsurance Group Ltd.	72,600	6,502
HCC Insurance Holdings, Inc.	252,800	8,373
Host Marriot Corp.	497,200	8,602
iStar Financial, Inc.	209,300	9,473
Mercury General Corp.	144,300	8,646
PMI Group, Inc.	218,900	9,139
Providian Financial Corp. (a)	476,400	7,846
Safeco Corp. (d)	152,000	7,940
SEI Investments Co.	196,400	8,235
Sovereign Bancorp, Inc.	398,500	8,986
Trizec Properties, Inc.	444,300	8,406

		134,224

Healthcare 9.1%

Beckman Coulter, Inc. (a)(d)	119,400	7,999
C.R. Bard, Inc.	129,200	8,266
Charles River Laboratories International, Inc. (a)	196,800	9,055
Cytyc Corp. (a)	256,400	7,069
Genzyme Corp. (a)	141,000	8,188
Humana, Inc. (a)	323,100	9,593
Kinetic Concepts, Inc. (a)	141,800	10,819
PacifiCare Health Systems, Inc. (a)	196,700	11,118

		72,107

Materials & Processing 6.0%

Ball Corp.	207,800	9,139
Lyondell Chemical Co. (a)	329,600	9,532
Owens-Illinois, Inc. (a)	509,800	11,547
Phelps Dodge Corp. (d)	80,900	8,003
Precision Castparts Corp.	144,500	9,491

		47,712

Technology 17.1%

Apple Computer, Inc. (a)	123,400	7,947
Autodesk, Inc.	343,900	13,051
Cognizant Technology Solutions Corp. ‘A’ (a)	208,300	8,817
Comverse Technology, Inc. (a)	362,600	8,866
Cree, Inc. (a)(d)	199,600	8,000
Harris Corp.	126,900	7,841
Hubbell, Inc. ‘B’	153,200	8,012
Juniper Networks, Inc. (a)	295,900	8,046
Macromedia, Inc. (a)	281,300	8,754
McAfee, Inc. (a)	359,600	10,403
MEMC Electronic Materials, Inc. (a)	524,100	6,944
NCR Corp. (a)	140,000	9,692
Plantronics, Inc. (a)	91,400	3,790
Polycom, Inc. (a)	414,500	9,666
QLogic Corp. (a)	268,400	9,858
Waters Corp. (a)	118,300	5,535

		135,222

Transportation 0.9%

Expeditors International Washington, Inc.	133,100	7,438

Utilities 2.3%

Oneok, Inc.	325,500	9,251
PPL Corp.	162,000	8,631

		17,882

Total Common Stocks (Cost $621,206)		771,108

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.8%

Collateral Invested for Securities on Loan (c) 6.7%

Bavaria TRR Corp.
2.334% due 01/06/2005	$4,000	3,998
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	2,545	2,539
Bear Stearns Cos., Inc.	17,500	17,500
Citigroup Global Markets, Inc.	8,000	8,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
2.375% due 01/31/2005	1,000	998
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	2,000	1,994
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Suntrust Bank
2.000% due 01/03/2005	163	164

		53,163

Repurchase Agreement 5.1%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $41,098. Repurchase proceeds are $40,295.)	40,289	40,289

Total Short-Term Instruments (Cost $93,474)		93,452

Total Investments 109.3% (Cost $714,680)		$864,560

Other Assets and Liabilities (Net) (9.3%)		(73,210)

Net Assets 100.0%		$791,350

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $51,645; cash collateral of $53,093 was received with which the Fund purchased securities.

24  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NACM Flex-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 87.5%

Aerospace 1.3%

AAR Corp. (a)	8,900	$121

Capital Goods 8.1%

Dixie Group, Inc. ‘A’ (a)	8,500	143
Dycom Industries, Inc. (a)	3,300	101
Gardner Denver, Inc. (a)	2,400	87
General Electric Co.	11,000	402

		733

Communications 3.7%

Amdocs Ltd. (a)	5,200	137
SBC Communications, Inc.	3,100	80
Verizon Communications, Inc.	2,800	113

		330

Consumer Discretionary 1.9%

Electronics Boutique Holdings Corp. (a)	1,800	77
W.W. Grainger, Inc.	1,400	93

		170

Consumer Services 5.2%

Concorde Career Colleges, Inc. (a)	6,000	122
Dow Jones & Co., Inc.	3,100	134
Lee Enterprises, Inc. (a)	2,300	106
Viacom, Inc. ‘B’	3,000	109

		471

Consumer Staples 2.8%

Altria Group, Inc.	2,400	147
PepsiCo, Inc.	2,000	104

		251

Energy 4.1%

ChevronTexaco Corp.	2,200	116
Exxon Mobil Corp.	4,900	251

		367

Environmental Services 1.2%

Calgon Carbon Corp. (a)	12,300	112

Financial & Business Services 34.6%

Ambac Financial Group, Inc.	1,100	90
American Express Co.	2,700	152
Bank of America Corp.	4,798	226
Bank of New York Co., Inc.	3,900	130
BOK Financial Corp. (a)	2,500	122
Citigroup, Inc.	7,000	337
City National Corp.	1,500	106
DiamondRock Hospitality Co. (a)	9,600	98
Fieldstone Investment Corp.	3,800	66
Goldman Sachs Group, Inc.	1,100	114
JER Investment Trust, Inc. (a)	8,300	125
Knight Trading Group, Inc. (a)	8,900	97
Kohlberg Kravis Roberts & Co. (a)	8,300	87
Lincoln National Corp.	2,200	103
MCG Capital Corp. (a)	6,800	117
Meadowbrook Insurance Group, Inc. (a)	19,800	99
Morgan Stanley Dean Witter & Co.	2,000	111
Peoples Choice Financial Corp. (a)	11,500	115
Procentury Corp. (a)	8,300	103
Provident Senior Living Trust (a)	5,200	83
Radian Group, Inc.	2,200	117
U.S. Bancorp	4,300	135
Wachovia Corp.	2,400	126
Washington Mutual, Inc. (a)	3,100	131
Wells Fargo & Co.	2,100	131

		3,121

Healthcare 6.0%

Endologix, Inc. (a)	16,000	109
Impax Laboratories, Inc. (a)	7,900	125
Pfizer, Inc. (a)	5,200	140
Titan Pharmaceuticals, Inc. (a)	23,800	77
WellPoint, Inc. (a)	800	92

		543

Materials & Processing 3.8%

Air Products & Chemicals, Inc.	1,800	104
Alcan, Inc.	2,300	113
OM Group, Inc. (a)	3,900	126

		343

Technology 11.4%

ADC Telecommunications, Inc. (a)	46,100	124
Dot Hill Systems Corp. (a)	16,500	129
Intel Corp.	5,600	131
International Business Machines Corp.	1,800	177
Microsoft Corp.	4,700	126
Neoware Systems, Inc. (a)	12,700	118
QLogic Corp. (a)	2,600	96
Ultralife Batteries, Inc. (a)	6,700	130

		1,031

Transportation 2.4%

Frozen Food Express Industries, Inc. (a)	9,800	126
PAM Transportation Services, Inc. (a)	4,900	92

		218

Utilities 1.0%

Dominion Resources, Inc.	1,300	88

Total Common Stocks (Cost $6,821)		7,899

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 12.5%

Repurchase Agreement 12.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 1.800% due 08/04/2005 valued at $1,157. Repurchase proceeds are $1,133.)	$1,133	1,133

Total Short-Term Instruments (Cost $1,133)		1,133

Total Investments 100.0% (Cost $7,954)		$9,032

Other Assets and Liabilities (Net) 0.0%		0

Net Assets 100.0%		$9,032

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  25

Schedule of Investments

NACM Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 91.3%

Aerospace 2.2%

Lockheed Martin Corp.	1,200	$67

Capital Goods 6.9%

Danaher Corp.	1,300	75
General Electric Co.	1,700	62
Ingersoll-Rand Co. ‘A’ (a)	900	72

		209

Communications 2.5%

Sprint Corp.	3,000	75

Consumer Discretionary 8.1%

Home Depot, Inc.	1,800	77
Starbucks Corp. (a)	1,500	94
Target Corp.	1,400	73

		244

Consumer Services 5.2%

Las Vegas Sands Corp. (a)	517	25
Moody’s Corp.	700	61
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	1,200	70

		156

Energy 4.4%

Halliburton Co.	1,900	75
Transocean, Inc. (a)	1,400	59

		134

Financial & Business Services 5.6%

Chicago Mercantile Exchange Holdings, Inc.	400	91
Lehman Brothers Holdings, Inc.	900	79

		170

Healthcare 16.3%

Aetna, Inc. (a)	500	62
Amgen, Inc. (a)	1,100	71
Genentech, Inc. (a)	1,100	60
Johnson & Johnson	1,300	82
Kinetic Concepts, Inc. (a)	800	61
UnitedHealth Group, Inc. (a)	1,000	88
WellPoint, Inc. (a)	600	69

		493

Materials & Processing 3.8%

Dow Chemical Co.	1,200	59
Masco Corp.	1,500	55

		114

Technology 34.3%

Adobe Systems, Inc.	1,200	75
Apple Computer, Inc. (a)	1,400	90
Cognizant Technology Solutions Corp. ‘A’ (a)	1,500	63
eBay, Inc. (a)	800	93
EMC Corp. (a)	5,200	77
Intel Corp.	3,200	75
Juniper Networks, Inc. (a)	2,900	79
Microsoft Corp.	2,800	75
QUALCOMM, Inc.	2,400	102
VERITAS Software Corp. (a)	2,300	66
Xerox Corp. (a)	4,600	78
Xilinx, Inc. (a)	2,000	59
Yahoo!, Inc. (a)	2,700	102

		1,034

Transportation 2.0%

Burlington Northern Santa Fe Corp.	1,300	61

Total Common Stocks (Cost $2,329)		2,757

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 5.4%

Repurchase Agreement 5.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $166. Repurchase proceeds are $162.)	$162	162

Total Short-Term Instruments (Cost $162)		162

Total Investments 96.7% (Cost $2,491)		$2,919

Other Assets and Liabilities (Net) 3.3%		99

Net Assets 100.0%		$3,018

Notes to Schedule of Investments:

(a)	Non-income producing security.

26  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.4%

Capital Goods 1.9%

The Stanley Works (d)	174,000	$8,524

Communications 3.7%

Alltel Corp.	144,000	8,462
Verizon Communications, Inc.	205,000	8,305

		16,767

Consumer Discretionary 17.1%

General Motors Corp. (d)	419,000	16,785
Limited Brands, Inc. (d)	372,000	8,563
May Department Stores Co. (d)	573,000	16,846
V.F. Corp.	312,000	17,279
Whirlpool Corp.	246,000	17,026

		76,499

Consumer Services 1.9%

Deluxe Corp. (d)	228,000	8,511

Consumer Staples 9.9%

Albertson’s, Inc. (d)	358,000	8,549
Altria Group, Inc.	155,300	9,489
ConAgra Foods, Inc.	298,000	8,776
Kimberly-Clark Corp.	130,000	8,555
Reynolds American, Inc. (d)	111,300	8,748

		44,117

Energy 11.3%

ChevronTexaco Corp.	160,000	8,402
ConocoPhillips	96,002	8,336
Eni SpA SP - ADR (d)	69,000	8,683
Kerr-McGee Corp.	144,000	8,322
Marathon Oil Corp.	226,000	8,500
Occidental Petroleum Corp.	145,000	8,462

		50,705

Financial & Business Services 28.3%

Bank of America Corp.	181,000	8,505
Boston Properties, Inc.	132,000	8,536
Duke Realty Corp. (d)	245,000	8,364
Fannie Mae	122,000	8,688
J.P. Morgan Chase & Co.	217,000	8,465
Jefferson-Pilot Corp.	161,000	8,366
Key Corp. (d)	500,000	16,950
Lincoln National Corp.	180,000	8,402
Morgan Stanley Dean Witter & Co.	155,000	8,606
Regions Financial Corp.	474,000	16,870
St. Paul Travelers Cos., Inc.	226,000	8,378
Washington Mutual, Inc. (d)	398,000	16,827

		126,957

Healthcare 8.1%

GlaxoSmithKline PLC SP - ADR (d)	185,000	8,767
Merck & Co., Inc.	562,000	18,063
Pfizer, Inc.	353,000	9,492

		36,322

Materials & Processing 3.8%

Dow Chemical Co. (d)	167,000	8,268
Freeport-McMoran Copper & Gold, Inc. ‘B’	226,900	8,674

		16,942

Technology 1.9%

Hewlett-Packard Co.	399,000	8,367

Utilities 7.5%

DTE Energy Co. (d)	197,000	8,497
KeySpan Corp.	212,000	8,363
Progress Energy, Inc. (a)(d)	185,000	8,369
Sempra Energy (d)	228,000	8,363

		33,592

Total Common Stocks (Cost $381,904)		427,303

SHORT-TERM INSTRUMENTS 26.1%

Collateral Invested for Securities on Loan (c) 21.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000

	Principal Amount (000s)

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.375% due 01/18/2005	6,810	6,795
2.375% due 01/27/2005	4,000	3,992
2.414% due 03/01/2005	1,000	994
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	8,000	7,968
2.375% due 01/31/2005	6,000	5,987
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	13,000	13,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	4,000	4,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.000% due 01/03/2005	1,276	1,276

		94,984

Repurchase Agreement 4.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $22,404. Repurchase proceeds are $21,967.)	21,964	21,964

Total Short-Term Instruments (Cost $116,994)		116,948

Total Investments 121.5% (Cost $498,898)		$544,251

Other Assets and Liabilities (Net) (21.5%)		(96,209)

Net Assets 100.0%		$448,042

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $92,119; cash collateral of $94,908 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  27

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.4%

Aerospace 0.9%

General Dynamics Corp.	1,600	$167

Capital Goods 3.9%

Deere & Co.	5,000	372
Johnson Controls, Inc.	5,500	349

		721

Communications 4.7%

AT&T Corp.	27,100	517
Nextel Communications, Inc. ‘A’ (a)	6,400	192
Verizon Communications, Inc.	4,200	170

		879

Consumer Discretionary 8.6%

CVS Corp.	3,900	176
General Motors Corp.	13,200	529
Limited Brands, Inc.	23,500	541
McDonald’s Corp.	5,600	180
Paccar, Inc.	2,200	177

		1,603

Consumer Services 2.9%

Cendant Corp.	23,100	540

Consumer Staples 11.7%

Altria Group, Inc.	9,500	580
Archer-Daniels-Midland Co.	16,100	359
Coca-Cola Enterprises, Inc.	8,500	177
ConAgra Foods, Inc.	12,400	365
Fortune Brands, Inc.	2,300	177
Kimberly-Clark Corp.	5,300	349
Kroger Co. (a)	10,600	186

		2,193

Energy 10.5%

Apache Corp.	10,600	536
ConocoPhillips	8,200	712
Occidental Petroleum Corp.	12,300	718

		1,966

Financial & Business Services 32.8%

Allstate Corp.	13,700	709
Capital One Financial Corp.	6,300	530
Countrywide Financial Corp.	15,800	585
Equity Office Properties Trust	18,000	524
Fannie Mae	5,100	363
J.P. Morgan Chase & Co.	13,400	523
Key Corp.	15,700	532
Lehman Brothers Holdings, Inc.	4,000	350
Marsh & McLennan Cos., Inc.	7,800	257
MetLife, Inc.	12,900	523
Simon Property Group, Inc.	2,700	175
St. Paul Travelers Cos., Inc.	14,000	519
Washington Mutual, Inc.	12,500	528

		6,118

Healthcare 5.2%

Merck & Co., Inc.	12,000	386
Pfizer, Inc.	15,200	409
WellPoint, Inc. (a)	1,600	184

		979

Materials & Processing 6.6%

Alcoa, Inc.	5,500	173
Dow Chemical Co.	3,500	173
Masco Corp.	9,500	347
PPG Industries, Inc.	2,600	177
Weyerhaeuser Co.	5,300	356

		1,226

Technology 1.9%

Hewlett-Packard Co.	8,400	176
Xerox Corp. (a)	10,300	175

		351

Transportation 1.9%

Burlington Northern Santa Fe Corp.	7,400	350

Utilities 3.8%

Exelon Corp.	16,200	714

Total Common Stocks (Cost $15,776)		17,807

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.5%

Repurchase Agreement 4.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $859. Repurchase proceeds are $838.)	$838	838

Total Short-Term Instruments (Cost $838)		838

Total Investments 99.9% (Cost $16,614)		$18,645

Other Assets and Liabilities (Net) 0.1%		12

Net Assets 100.0%		$18,657

Notes to Schedule of Investments:

(a)	Non-income producing security.

28  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 94.7%

Aerospace 1.2%

Curtiss-Wright Corp.	492,600	$28,280
Kaman Corp. ‘A’	735,000	9,298

		37,578

Building 2.1%

M.D.C. Holdings, Inc.	360,000	31,118
M/I Homes, Inc. (d)	623,000	34,334

		65,452

Capital Goods 10.7%

Acuity Brands, Inc.	940,000	29,892
Albany International Corp. ‘A’	850,000	29,886
ArvinMeritor, Inc.	1,440,000	32,213
Barnes Group, Inc.	749,000	19,856
Chicago Bridge & Iron Co. NV	420,500	16,820
Crane Co.	1,015,000	29,273
Harsco Corp.	552,000	30,768
Lancaster Colony Corp.	590,000	25,293
Lincoln Electric Holdings, Inc.	775,000	26,768
Regal-Beloit Corp. (d)	749,000	21,421
Sturm, Ruger & Co., Inc.	748,600	6,760
Tecumseh Products Co. ‘A’	581,000	27,772
Teleflex, Inc.	600,000	31,164

		327,886

Consumer Discretionary 12.0%

Bob Evans Farms, Inc.	1,099,000	28,728
Borders Group, Inc.	1,180,000	29,972
Brown Shoe Co., Inc.	780,000	23,267
Burlington Coat Factory Warehouse Corp.	784,000	17,797
Casey’s General Stores, Inc.	1,170,000	21,235
Cato Corp. ‘A’	1,026,000	29,569
Handleman Co.	1,117,000	23,993
Kellwood Co.	790,000	27,255
Landry’s Restaurants, Inc.	980,000	28,479
Libbey, Inc.	571,000	12,682
Maytag Corp. (d)	1,370,000	28,907
Owens & Minor, Inc.	1,000,000	28,170
Russell Corp.	1,240,000	24,155
United Auto Group, Inc.	1,000,000	29,590
World Fuel Services Corp.	340,000	16,932

		370,731

Consumer Services 3.0%

Banta Corp.	650,000	29,094
Intrawest Corp. (d)	1,500,000	34,485
Landauer, Inc.	320,000	14,624
McGrath Rentcorp	345,000	15,045

		93,248

Consumer Staples 7.1%

Adolph Coors Co. ‘B’ (d)	378,000	28,603
Corn Products International, Inc.	540,000	28,922
Fresh Del Monte Produce, Inc. (d)	977,300	28,938
John H. Harland Co.	820,000	29,602
Loews Corp. - Carolina Group	1,025,000	29,674
PepsiAmericas, Inc.	920,000	19,541
Ruddick Corp.	1,135,000	24,618
Universal Corp.	590,000	28,226

		218,124

Energy 10.4%

Arch Coal, Inc. (d)	820,000	29,143
Berry Petroleum Co. ‘A’	430,000	20,511
Cabot Oil & Gas Corp.	645,000	28,541
Frontier Oil Corp.	680,000	18,129
Holly Corp.	330,000	9,197
Massey Energy Co. (d)	900,000	31,455
National Fuel Gas Co.	1,000,000	28,340
Range Resources Corp.	1,620,000	33,145
St. Mary Land & Exploration Co.	730,000	30,470
Tidewater, Inc.	840,000	29,912
Vintage Petroleum, Inc.	1,480,000	33,581
Western Gas Resources, Inc.	960,000	28,080

		320,504

Financial & Business Services 18.1%

American Financial Group, Inc.	900,000	28,179
AmerUs Group Co.	632,000	28,630
Annaly Mortgage Management, Inc. (d)	1,450,000	28,449
BancorpSouth, Inc.	845,000	20,593
CBL & Associates Properties, Inc.	410,000	31,303
Commercial Federal Corp.	942,000	27,987
Delphi Financial Group, Inc. ‘A’	615,000	28,382
Equity One, Inc.	1,187,000	28,168
First Industrial Realty Trust, Inc.	685,000	27,900
Fremont General Corp.	1,200,000	30,216
Healthcare Realty Trust, Inc.	690,000	28,083
Hilb Rogal & Hobbs Co.	500,000	18,120
HRPT Properties Trust	2,269,000	29,111
Hudson United Bancorp.	718,000	28,275
LandAmerica Financial Group, Inc.	576,000	31,064
Nationwide Health Properties, Inc. (d)	1,200,000	28,500
New Plan Excel Realty Trust, Inc. (d)	1,020,000	27,622
Old National Bancorp	690,000	17,843
Shurgard Storage Centers, Inc. ‘A’	655,000	28,827
Susquehanna Bancshares, Inc.	595,000	14,845
Washington Federal, Inc.	1,000,000	26,540

		558,637

Healthcare 2.6%

Arrow International, Inc.	640,000	19,834
Invacare Corp.	628,000	29,051
Select Medical Corp.	1,830,000	32,208

		81,093

Materials & Processing 12.6%

Agnico-Eagle Mines Ltd. (a)(d)	2,100,000	28,875
Goldcorp, Inc. (d)	1,988,000	29,900
Lennox International, Inc.	1,430,000	29,101
Lubrizol Corp.	800,000	29,488
Methanex Corp.	1,820,000	33,233
Mueller Industries, Inc.	791,300	25,480
Potlatch Corp.	580,000	29,336
Precision Castparts Corp.	445,000	29,228
Quanex Corp.	340,000	23,314
Rock-Tenn Co. ‘A’	938,000	14,220
RPM International, Inc. (d)	1,580,000	31,063
Sensient Technologies Corp.	1,189,000	28,524
Universal Forest Products, Inc.	602,500	26,149
Valmont Industries, Inc.	104,900	2,634
York International Corp.	828,000	28,599

		389,144

Technology 0.5%

Methode Electronics, Inc.	1,196,300	15,372

Transportation 5.8%

Arkansas Best Corp.	710,000	31,872
Frontline Ltd. (d)	640,000	28,390
GATX Corp. (d)	910,000	26,900
Skywest, Inc.	1,680,000	33,701
Teekay Shipping Corp.	690,000	29,056
USF Corp.	745,000	28,273

		178,192

Utilities 8.6%

Atmos Energy Corp.	1,020,000	27,897
Cleco Corp.	1,350,000	27,351
Duquesne Light Holdings, Inc. (a)	855,100	16,119
Energen Corp.	513,000	30,241
Northwest Natural Gas Co.	620,000	20,919
Peoples Energy Corp. (d)	630,000	27,689
UGI Corp.	720,000	29,455
Vectren Corp.	1,040,000	27,872
Westar Energy, Inc.	1,240,000	28,359
WGL Holdings, Inc.	905,000	27,910

		263,812

Total Common Stocks (Cost $2,170,353)		2,919,773

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 12.7%

Collateral Invested for Securities on Loan (c) 7.4%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
2.395% due 01/28/2005	2,000	1,996
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/27/2005	5,000	4,990
2.415% due 03/01/2005	5,000	4,970
Bear Stearns Cos., Inc.	86,000	86,000
Citigroup Global Markets, Inc.	30,000	30,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	6,000	6,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	5,000	5,000
Davis Square Funding Corp.
2.309% due 01/05/2005	15,000	14,940
2.375% due 01/31/2005	8,000	7,983
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	8,000	7,984
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Suntrust Bank
2.000% due 01/03/2005	335	335

		229,149

Repurchase Agreement 5.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $166,929. Repurchase proceeds are $163,665.)	163,639	163,639

Total Short-Term Instruments (Cost $392,875)		392,788

Total Investments 107.4% (Cost $2,563,228)		$3,312,561

Other Assets and Liabilities (Net) (7.4%)		(229,434)

Net Assets 100.0%		$3,083,127

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  29

Schedule of Investments (Cont.)

NFJ Small-Cap Value Fund

December 31, 2004 (Unaudited)

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $220,479; cash collateral of $228,857 was received with which the Fund purchased securities.

30  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.2%

Capital Goods 8.9%

General Electric Co.	93,600	$3,416
Honeywell International, Inc.	51,700	1,831
Tyco International Ltd.	62,500	2,234

		7,481

Communications 1.4%

Verizon Communications, Inc. (a)	28,800	1,167

Consumer Discretionary 5.8%

CVS Corp. (a)(d)	36,600	1,650
Home Depot, Inc. (d)	29,700	1,269
May Department Stores Co. (d)	14,300	420
Wal-Mart Stores, Inc.	29,500	1,558

		4,897

Consumer Services 7.9%

Advance America Cash Advance Centers, Inc. (a)(d)	5,300	121
Carnival Corp.	25,000	1,441
Cendant Corp.	70,000	1,637
Comcast Corp. ‘A’	45,500	1,494
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	9,600	561
Viacom, Inc. ‘B’	40,100	1,459

		6,713

Consumer Staples 5.8%

Altria Group, Inc.	37,500	2,291
Coca-Cola Co.	8,000	333
Kellogg Co.	28,700	1,282
Procter & Gamble Co. (a)(d)	18,100	997

		4,903

Energy 8.2%

BP PLC SP - ADR	22,500	1,314
ChevronTexaco Corp.	22,400	1,176
Kinder Morgan, Inc. (a)	19,900	1,455
National-Oilwell, Inc. (a)(d)	12,600	445
Royal Dutch Petroleum Co. (a)	17,500	1,004
Schlumberger Ltd.	23,000	1,540

		6,934

Financial & Business Services 23.0%

ACE Ltd.	34,800	1,488
American Express Co. (a)	27,300	1,539
American International Group, Inc.	23,600	1,550
Bank of America Corp.	56,200	2,641
Boston Properties, Inc.	9,700	627
Citigroup, Inc. (a)	50,000	2,409
Countrywide Financial Corp. (a)	19,800	733
Goldman Sachs Group, Inc. (d)	12,600	1,311
J.P. Morgan Chase & Co. (a)	55,000	2,146
MBNA Corp.	47,500	1,339
Morgan Stanley Dean Witter & Co. (a)	20,000	1,110
PMI Group, Inc.	10,200	426
State Street Corp.	23,100	1,135
Vornado Realty Trust (a)	13,300	1,012

		19,466

Healthcare 15.5%

Allergan, Inc.	11,900	965
Amgen, Inc. (a)	10,500	674
Baxter International, Inc.	29,000	1,002
Caremark Rx, Inc. (a)	46,900	1,849
Guidant Corp.	25,000	1,802
HCA, Inc.	11,500	460
Medtronic, Inc. (a)	27,800	1,381
Pfizer, Inc.	56,500	1,519
Teva Pharmaceutical Industries Ltd. SP - ADR	50,300	1,502
Varian Medical Systems, Inc. (a)	27,500	1,189
Zimmer Holdings, Inc. (a)	9,700	777

		13,120

Materials & Processing 4.4%

Alcoa, Inc. (a)	14,000	440
Dow Chemical Co.	17,400	861
Freeport-McMoran Copper & Gold, Inc. ‘B’ (d)	27,000	1,032
Masco Corp. (a)	33,300	1,216
Vulcan Materials Co. (a)	3,200	175

		3,724

Technology 13.7%

Affiliated Computer Services, Inc. ‘A’ (a)(d)	24,900	1,499
Cisco Systems, Inc. (a)	75,000	1,447
Dell, Inc. (a)	30,800	1,298
Emerson Electric Co.	6,900	484
International Business Machines Corp.	15,300	1,508
Mercury Interactive Corp. (a)	4,100	187
Microsoft Corp.	75,000	2,003
National Semiconductor Corp.	30,700	551
Nokia Corp. SP - ADR (a)	74,100	1,161
SAP AG SP - ADR (a)	32,600	1,441

		11,579

Transportation 0.8%

United Parcel Service, Inc. ‘B’ (a)	7,600	649

Utilities 1.8%

Dominion Resources, Inc.	14,200	962
Exelon Corp.	13,400	591

		1,553

Total Common Stocks (Cost $70,750)		82,186

CONVERTIBLE PREFERRED STOCK 1.3%

Goldman Sachs Group, Inc.
5.625% due 03/21/2005	46,970	1,129

Total Convertible Preferred Stock (Cost $1,290)		1,129

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.1%

Collateral Invested for Securities on Loan (c) 9.6%

Bavaria Universal Funding Corp.
2.414% due 03/01/2005	$1,000	994
Bear Stearns Cos., Inc.	3,000	3,000
Citigroup Global Markets, Inc.	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
Suntrust Bank
2.000% due 01/03/2005	99	99

		8,092

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $1,267. Repurchase proceeds are $1,241.)	1,241	1,241

Total Short-Term Instruments (Cost $9,335)		9,333

Total Investments 109.6% (Cost $81,375)		$92,648

Other Assets and Liabilities (Net) (9.6%)		(8,100)

Net Assets 100.0%		$84,548

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities loans.
(d)	Portion of securities on loan with an aggregate market value of $7,855; cash collateral of $8,078 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  31

Schedule of Investments

PEA Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 10.2%

General Electric Co. (a)	$730,000	$26,645
Honeywell International, Inc. (d)	270,000	9,561
Illinois Tool Works, Inc. (a)(d)	155,000	14,365
Tyco International Ltd.	643,000	22,981

		73,552

Consumer Discretionary 10.7%

Best Buy Co., Inc. (d)	245,000	14,558
CDW Corp. (a)	110,000	7,298
CVS Corp. (d)	215,000	9,690
Home Depot, Inc. (d)	520,000	22,225
Kohl’s Corp. (a)	150,000	7,375
Wal-Mart Stores, Inc.	290,000	15,318

		76,464

Consumer Services 9.1%

Carnival Corp. (d)	360,000	20,747
Comcast Corp. ‘A’ (a)(d)	250,000	8,210
International Game Technology (d)	247,000	8,492
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	335,000	19,564
Viacom, Inc. ‘B’	230,000	8,370

		65,383

Consumer Staples 2.6%

Procter & Gamble Co.	345,000	19,003

Energy 2.4%

Schlumberger Ltd. (d)	255,000	17,072

Environmental Services 1.2%

Waste Management, Inc.	280,000	8,383

Financial & Business Services 10.1%

American International Group, Inc.	250,000	16,418
Citigroup, Inc.	310,000	14,936
Franklin Resources, Inc.	165,000	11,492
MBNA Corp.	318,000	8,964
Merrill Lynch & Co., Inc.	198,100	11,840
MGIC Investment Corp.	125,000	8,614

		72,264

Healthcare 22.6%

Alcon, Inc.	115,000	9,269
Amgen, Inc. (a)	260,000	16,679
Caremark Rx, Inc. (a)	401,000	15,811
Gilead Sciences, Inc. (a)	288,000	10,077
Guidant Corp.	150,000	10,815
Pfizer, Inc.	750,000	20,168
St. Jude Medical, Inc. (a)	176,000	7,380
Stryker Corp. (d)	320,000	15,440
Teva Pharmaceutical Industries Ltd. SP - ADR	630,000	18,812
UnitedHealth Group, Inc. (a)	230,000	20,247
Varian Medical Systems, Inc. (a)(d)	190,000	8,216
Zimmer Holdings, Inc. (a)	115,000	9,214

		162,128

Materials & Processing 1.2%

E.I. du Pont de Nemours & Co. (a)	180,000	8,829

Technology 27.9%

Altera Corp. (a)(d)	90,000	1,863
Cisco Systems, Inc. (a)	950,000	18,335
Computer Associates International, Inc.	8,956	267
Corning, Inc. (a)(d)	625,000	7,356
Dell, Inc. (a)	389,300	16,405
eBay, Inc. (a)(d)	155,000	18,023
EMC Corp. (a)	960,000	14,275
IAC/InterActiveCorp. (a)	300,000	8,286
Intel Corp. (d)	878,000	20,536
International Business Machines Corp.	95,000	9,365
Juniper Networks, Inc. (a)	460,000	12,507
Marvell Technology Group Ltd. (a)	235,000	8,335
Maxim Integrated Products, Inc. (d)	130,000	5,511
Mercury Interactive Corp. (a)(d)	240,000	10,932
Microsoft Corp.	900,000	24,039
Oracle Corp. (a)	555,000	7,615
SAP AG SP - ADR (a)	165,000	7,295
VERITAS Software Corp. (a)	315,000	8,993

		199,938

Transportation 0.9%

United Parcel Service, Inc. ‘B’	75,000	6,410

Total Common Stocks (Cost $554,114)		709,426

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 17.5%

Collateral Invested for Securities on Loan (c) 15.9%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	1,000	999
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
Bear Stearns Cos., Inc.	8,000	8,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	8,000	8,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	8,000	7,983
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	2,000	2,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
K2 LLC
2.393% due 09/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	5,000	4,998
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	10,000	9,999
Suntrust Bank
2.000% due 01/03/2005	618	618

		114,597

Repurchase Agreement 1.6%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $11,756. Repurchase proceeds are $11,527.)	11,525	11,525

Total Short-Term Instruments (Cost $126,130)		126,122

Total Investments 116.4% (Cost $680,244)		$835,548

Written Options (e) 0.00% (Premiums $219)		(246)

Other Assets and Liabilities (Net) (16.4%)		(117,428)

Net Assets 100.0%		$717,874

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $110,920; cash collateral of $114,548 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Ebay, Inc.	$130.000	01/22/2005	500	$66	$20
Call - CBOE Illinois tool works, Inc.	100.000	01/22/2005	500	49	5
Call - CBOE Unitedhealth Group, Inc.	85.000	01/22/2005	500	86	210
Call - PHIX Zimmer holdings, Inc.	90.000	03/19/2005	125	18	11

				$219	$246

32  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Opportunity Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.5%

Capital Goods 0.4%

Hexcel Corp. (a)	94,000	$1,363

Consumer Discretionary 9.9%

Aviall, Inc. (a)	100,500	2,309
CKE Restaurants, Inc. (a)(d)	205,400	2,980
Herman Miller, Inc.	156,100	4,313
Hughes Supply, Inc.	91,600	2,963
Insight Enterprises, Inc. (a)	197,100	4,045
MSC Industrial Direct Co. ‘A’	81,300	2,925
Tempur-Pedic International, Inc. (a)	164,700	3,492
Tractor Supply Co. (a)	76,200	2,835
Warnaco Group, Inc. (a)	164,000	3,542

		29,404

Consumer Services 18.8%

Advisory Board Co. (a)(d)	81,600	3,009
Chemed Corp.	34,700	2,329
CoStar Group, Inc. (a)	101,000	4,664
Forrester Research, Inc. (a)	246,400	4,420
Great Wolf Resorts, Inc. (a)	94,100	2,102
Hudson Highland Group, Inc. (a)	94,100	2,710
Isle of Capri Casinos, Inc. (a)	91,818	2,355
Laureate Education, Inc. (a)	50,800	2,240
LECG Corp. (a)	220,000	4,103
Lions Gate Entertainment Corp. (a)(d)	361,300	3,837
Macrovision Corp. (a)	111,088	2,857
Mobile Mini, Inc. (a)(d)	88,500	2,924
Nautilus Group, Inc. (a)(d)	172,200	4,162
Pinnacle Entertainment, Inc. (a)	176,300	3,487
Resources Connection, Inc. (a)(d)	76,700	4,166
WMS Industries, Inc. (a)(d)	192,900	6,470

		55,835

Consumer Staples 2.6%

Fossil, Inc. (a)	146,299	3,751
Ralcorp Holdings, Inc.	97,600	4,092

		7,843

Energy 3.2%

Delta Petroleum Corp. (a)(d)	247,700	3,884
Endeavor International Corp. (a)(d)	590,000	2,472
Grant Prideco, Inc. (a)	152,300	3,054

		9,410

Financial & Business Services 9.1%

Affiliated Managers Group, Inc. (a)(d)	65,200	4,417
BankAtlantic BanCorp., Inc. ‘A’	177,800	3,538
Calamos Asset Management, Inc. ‘A’ (a)	109,100	2,946
Greenhill & Co., Inc.	99,300	2,850
Primus Guaranty Ltd. (a)(d)	202,200	3,314
Signature Bank & Trust (a)	92,800	3,003
Silicon Valley Bancshares (a)	88,700	3,976
ZipRealty, Inc. (a)	173,600	3,102

		27,146

Healthcare 20.2%

Able Laboratories, Inc. (a)	120,800	2,748
Amedisys, Inc. (a)(d)	118,300	3,832
Connetics Corp. (a)	125,000	3,036
Cubist Pharmaceuticals, Inc. (a)	380,800	4,505
Dov Pharmaceutical, Inc. (a)(d)	123,300	2,226
EPIX Pharmaceuticals, Inc. (a)	178,700	3,201
Gentiva Health Services, Inc. (a)	146,600	2,451
Given Imaging Ltd. (a)(d)	72,100	2,589
I-Flow Corp. (a)(d)	252,000	4,594
Inamed Corp. (a)	86,300	5,459
Indevus Pharmaceuticals, Inc. (a)(d)	250,000	1,490
Intuitive Surgical, Inc. (a)	48,400	1,937
Martek Biosciences Corp. (a)	75,400	3,861
OraSure Technologies, Inc. (a)(d)	548,600	3,687
Psychiatric Solutions, Inc. (a)	102,400	3,744
Salix Pharmaceuticals Ltd. (a)	289,200	5,087
USANA Health Sciences, Inc. (a)(d)	69,200	2,367
Ventana Medical Systems, Inc. (a)	50,924	3,259

		60,073

Technology 28.5%

Activision, Inc. (a)	189,600	3,826
Ariba, Inc. (a)	207,600	3,446
Audible, Inc. (a)(d)	100,400	2,615
Avid Technology, Inc. (a)	47,900	2,958
Concur Technologies, Inc. (a)	323,000	2,878
Cymer, Inc. (a)	81,600	2,410
eCollege.com, Inc. (a)(d)	378,100	4,295
Essex Corp. (a)(d)	152,900	3,096
FormFactor, Inc. (a)	102,600	2,785
InPhonic, Inc. (a)	114,500	3,146
Lionbridge Technologies, Inc. (a)	375,000	2,520
MatrixOne, Inc. (a)	765,400	5,013
Microsemi Corp. (a)	179,700	3,120
Napster, Inc. (a)(d)	227,300	2,137
Open Solutions, Inc. (a)	94,100	2,443
Opsware, Inc. (a)(d)	575,800	4,226
Packeteer, Inc. (a)	305,000	4,407
PEC Solutions, Inc. (a)(d)	331,100	4,692
Phase Forward, Inc. (a)	420,000	3,431
Plexus Corp. (a)(d)	186,600	2,428
Radware Ltd. (a)	145,100	3,791
Sapient Corp. (a)	590,000	4,667
THQ, Inc. (a)	155,800	3,574
Ultimate Software Group, Inc. (a)(d)	196,400	2,490
Wind River Systems, Inc. (a)	158,200	2,144
Wireless Facilities, Inc. (a)	237,200	2,239

		84,777

Transportation 5.8%

Dynamex, Inc. (a)	153,200	2,839
EGL, Inc. (a)	100,200	2,995
Golar LNG Ltd. (a)(d)	196,200	2,921
Old Dominion Freight Line, Inc. (a)	90,550	3,151
Sirva, Inc. (a)	145,600	2,798
US Xpress Enterprises, Inc. ‘A’ (a)	85,000	2,491

		17,195

Total Common Stocks (Cost $241,438)		293,046

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 22.0%

Collateral Invested for Securities on Loan (c) 20.6%

Bavaria TRR Corp.
2.334% due 01/06/2005	$5,000	4,998
Bavaria Universal Funding Corp.
2.375% due 01/27/2005	1,000	998
2.414% due 03/01/2005	1,000	994
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	13,000	13,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	10,000	10,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	5,000	4,989
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	2,048	2,048
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	1,000	1,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	1,000	1,000
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.001% due 01/03/2005	224	224

		61,236

Repurchase Agreement 1.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $4,314. Repurchase proceeds are $4,229.)	4,228	4,228

Total Short-Term Instruments (Cost $65,480)		65,464

Total Investments 120.5% (Cost $306,918)		$358,510

Other Assets and Liabilities (Net) (20.5%)		(60,994)

Net Assets 100.0%		$297,516

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $58,253; cash collateral of $61,178 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  33

Schedule of Investments

PEA Target Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.0%

Capital Goods 4.3%

Cooper Industries Ltd. ‘A’	165,000	$11,202
ITT Industries, Inc.	140,000	11,823
Rockwell Automation, Inc.	150,000	7,432
Terex Corp. (a)	215,000	10,245

		40,702

Communications 0.5%

NII Holdings, Inc. ‘B’ (a)	100,000	4,745

Consumer Discretionary 9.9%

Best Buy Co., Inc. (d)	175,000	10,398
CDW Corp. (a)	150,000	9,952
Chico’s FAS, Inc. (a)	225,000	10,244
Coach, Inc. (a)	250,000	14,100
Harman International Industries, Inc.	110,000	13,970
Michaels Stores, Inc.	400,000	11,988
PETsMART, Inc.	350,000	12,435
Ross Stores, Inc. (a)	100,000	2,887
Tempur-Pedic International, Inc. (a)	400,000	8,480

		94,454

Consumer Services 15.9%

Advance America Cash Advance Centers, Inc. (a)(d)	59,700	1,367
Alliance Data Systems Corp. (a)	175,000	8,309
Brunswick Corp.	225,000	11,137
ChoicePoint, Inc. (a)	160,980	7,403
Corporate Executive Board Co.	200,000	13,388
Getty Images, Inc. (a)	165,000	11,360
International Game Technology (d)	325,000	11,173
Lamar Advertising Co. ‘A’ (a)	200,000	8,556
Manpower, Inc.	200,000	9,660
MGM Mirage, Inc. (a)	200,000	14,548
Polaris Industries, Inc.	140,000	9,523
Royal Caribbean Cruises Ltd.	250,000	13,610
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	215,000	12,556
Station Casinos, Inc.	135,000	7,382
XM Satellite Radio Holdings, Inc. ‘A’ (a)(d)	300,000	11,286

		151,258

Consumer Staples 1.0%

Whole Foods Market, Inc. (d)	100,000	9,535

Energy 2.1%

Chesapeake Energy Corp.	400,000	6,600
Murphy Oil Corp.	100,000	8,045
Transocean, Inc. (a)(d)	125,000	5,299

		19,944

Financial & Business Services 10.2%

Ameritrade Holding Corp. (a)(d)	625,000	8,887
CIT Group, Inc.	290,000	13,288
Cullen-Frost Bankers, Inc. (d)	200,000	9,720
Doral Financial Corp. (d)	335,000	16,499
Eaton Vance Corp.	250,000	13,037
Legg Mason, Inc. (d)	200,000	14,652
SEI Investments Co.	275,000	11,531
St. Joe Co.	155,000	9,951

		97,565

Healthcare 18.3%

Advanced Medical Optics, Inc. (a)(d)	250,000	10,285
Barr Laboratories, Inc. (a)	150,000	6,831
Inamed Corp. (a)	200,000	12,650
Invitrogen Corp. (a)(d)	130,000	8,727
Kinetic Concepts, Inc. (a)	200,000	15,260
Kos Pharmaceuticals, Inc. (a)	250,000	9,410
Martek Biosciences Corp. (a)	200,000	10,240
Medicis Pharmaceutical Corp. ‘A’	275,000	9,655
MGI Pharma, Inc. (a)(d)	350,000	9,803
Nektar Therapeutics, Inc. (a)	200,000	4,048
OSI Pharmaceuticals, Inc. (a)	40,000	2,994
PacifiCare Health Systems, Inc. (a)	225,000	12,717
Quest Diagnostics, Inc. (d)	135,000	12,899
Renal Care Group, Inc. (a)	250,000	8,998
St. Jude Medical, Inc. (a)	320,000	13,418
Varian Medical Systems, Inc. (a)(d)	400,000	17,296
Zimmer Holdings, Inc. (a)	120,000	9,614

		174,845

Materials & Processing 4.5%

Ecolab, Inc. (d)	375,000	13,174
Freeport-McMoran Copper & Gold, Inc. ‘B’ (d)	180,000	6,881
Great Lakes Chemical Corp.	200,000	5,698
Masco Corp.	250,000	9,133
Vulcan Materials Co. (a)	140,000	7,645

		42,531

Technology 29.1%

Advanced Micro Devices, Inc. (a)(d)	400,000	8,808
Altera Corp. (a)(d)	345,000	7,142
Apple Computer, Inc. (a)	175,000	11,270
Avaya, Inc. (a)	750,000	12,900
Avid Technology, Inc. (a)	50,000	3,088
Brocade Communications Systems, Inc. (a)	1,375,000	10,505
CheckFree Corp. (a)	265,000	10,091
Citrix Systems, Inc. (a)	375,000	9,199
Comverse Technology, Inc. (a)	500,000	12,225
Diebold, Inc.	150,000	8,360
Dun & Bradstreet Corp. (a)	200,000	11,930
Extreme Networks, Inc. (a)	1,000,000	6,550
Fisher Scientific International, Inc. (a)(d)	175,000	10,917
IAC/InterActiveCorp. (a)(d)	285,000	7,872
Integrated Circuit Systems, Inc. (a)	375,000	7,845
Juniper Networks, Inc. (a)	350,000	9,517
Macromedia, Inc. (a)	255,000	7,936
Marvell Technology Group Ltd. (a)	320,000	11,350
Mercury Interactive Corp. (a)(d)	270,000	12,299
Microchip Technology, Inc.	305,000	8,131
NAVTEQ Corp. (a)	222,619	10,321
Sigmatel, Inc. (a)	155,000	5,507
Silicon Image, Inc. (a)	300,000	4,938
SINA Corp. (a)(d)	145,000	4,649
Symantec Corp. (a)	490,000	12,622
Tessera Technologies, Inc. (a)	345,500	12,856
TIBCO Software, Inc. (a)	650,000	8,671
Trimble Navigation Ltd. (a)	325,000	10,738
VERITAS Software Corp. (a)	325,000	9,279
Waters Corp. (a)	200,000	9,358

		276,874

Transportation 2.2%

CSX Corp.	150,000	6,012
Expeditors International Washington, Inc.	195,000	10,897
Teekay Shipping Corp.	100,000	4,211

		21,120

Total Common Stocks (Cost $689,236)		933,573

	# of Contracts

PURCHASED CALL OPTIONS 0.2%

Nasdaq 100 Index Fund
Strike @ 1600.000 Exp. 01/22/2005	375	847
Strike @ 1625.000 Exp. 01/22/2005	250	888

Total Purchased Call Options (Cost $1,994)		1,735

	Principal Amount (000s)	Value
SHORT-TERM INSTRUMENTS 17.5%

Collateral Invested for Securities on Loan (c) 15.3%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	$4,997
2.334% due 01/06/2005	15,000	14,993
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	2,000	1,996
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	2,849	2,843
2.375% due 01/27/2005	4,000	3,992
2.414% due 03/01/2005	1,000	994
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	34,500	34,500
CC USA, Inc.
2.308% due 07/05/2005 (b)	5,000	5,006
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.	25,000	25,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	2,000	2,000
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	2,000	2,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	15,000	14,999
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	5,000	4,998
2.393% due 08/16/2005 (b)	1,000	1,000
Suntrust Bank
2.000% due 01/03/2005	484	484

		145,793

Repurchase Agreement 2.2%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 02/01/2011 valued at $21,793. Repurchase proceeds are $21,366.)	21,363	21,363

Total Short-Term Instruments (Cost $167,170)		167,156

Total Investments 115.7% (Cost $858,400)		$1,102,464

Written Options (e) (0.1%) (Premiums $267)		(720)

Other Assets and Liabilities (Net) (15.6%)		(148,817)

Net Assets 100.0%		$952,927

34  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $140,956; cash collateral of $145,603 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - AMEX Coach, Inc.	$55.000	02/19/2005	500	$58	$175
Call - AMEX Harman International Industry, Inc.	145.000	01/22/2005	250	30	4
Call - AMEX MGM Mirage, Inc.	65.000	01/22/2005	500	34	397
Call - AMEX Polaris Industry, Inc.	70.000	03/19/2005	250	41	64
Call - AMEX Varian Medical Systems, Inc.	45.000	02/19/2005	500	47	58
Call - AMEX Whole Foods Market, Inc.	105.000	01/22/2005	500	39	11
Call - PHIX Zimmer Holdings, Inc.	90.000	03/19/2005	125	18	11

				$267	$720

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  35

Schedule of Investments

PEA Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.3%

Aerospace 4.5%

Boeing Co.	3,062,300	$158,535

Capital Goods 10.7%

ABB Ltd. (a)	10,300,000	57,887
General Electric Co.	3,350,800	122,304
Honeywell International, Inc.	3,240,000	114,728
Tyco International Ltd. (d)	2,442,100	87,281

		382,200

Communications 0.2%

Nextel Communications, Inc. ‘A’ (a)	280,000	8,400

Consumer Discretionary 4.8%

J.C. Penney Co., Inc.	1,779,100	73,655
Navistar International Corp. (a)	850,300	37,396
Sony Corp.	1,487,700	58,087

		169,138

Consumer Services 4.9%

Liberty Media Corp. ‘A’ (a)	15,627,599	171,591
Time Warner, Inc. (a)(d)	120,000	2,333

		173,924

Consumer Staples 8.9%

Altria Group, Inc.	3,045,000	186,050
Cadbury Schweppes PLC (a)	2,600,000	24,207
Safeway, Inc. (a)	5,402,600	106,647

		316,904

Energy 0.1%

YUKOS SP - ADR (a)(d)	1,065,400	3,196

Environmental Services 1.5%

Waste Management, Inc.	1,740,000	52,096

Financial & Business Services 28.6%

Bank of America Corp.	2,782,214	130,736
Citigroup, Inc.	3,580,000	172,484
Fannie Mae (d)	2,692,200	191,712
Freddie Mac	2,338,600	172,355
Genworth Financial, Inc. ‘A’	1,774,200	47,903
J.P. Morgan Chase & Co.	4,073,200	158,896
Lehman Brothers Holdings, Inc. (d)	130,000	11,372
Merrill Lynch & Co., Inc. (d)	1,750,000	104,598
Prudential Financial, Inc.	230,000	12,641
St. Paul Travelers Cos., Inc.	350,583	12,996

		1,015,693

Healthcare 4.5%

Bristol-Myers Squibb Co.	40,000	1,025
Merck & Co., Inc. (d)	1,110,000	35,675
Schering-Plough Corp.	5,957,300	124,389

		161,089

Materials & Processing 3.0%

Abitibi-Consolidated, Inc.	5,638,700	38,873
Alcan, Inc. (d)	1,168,316	57,294
Alcoa, Inc. (a)	100,000	3,142
International Paper Co. (d)	170,000	7,140

		106,449

Technology 8.3%

Avnet, Inc. (a)	1,596,100	29,113
Electronic Data Systems Corp. (d)	1,280,000	29,568
Hewlett-Packard Co. (d)	4,558,000	95,581
Micron Technology, Inc. (a)(d)	2,739,077	33,828
Nokia Corp. SP - ADR (a)(d)	100,000	1,567
Sanmina-SCI Corp. (a)	9,228,500	78,165
Teradyne, Inc. (a)	1,500,900	25,620

		293,442

Utilities 0.3%

Korea Electric Power Corp. (a)	447,000	11,560

Total Common Stocks (Cost $2,463,260)		2,852,626

EXCHANGE-TRADED FUNDS 4.3%

Index Funds 4.3%

iShares Russell 1000 Value Index Fund (d)	1,730,000	114,820
SPDR Trust (d)	327,000	39,525

Total Exchange-Traded Funds (Cost $134,089)		154,345

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.3%

Industrials 0.3%

Micron Technology, Inc.
2.500% due 02/01/2010 (a)(d)	$2,760	3,277
Tyco International Group S.A.
2.750% due 01/15/2018 (a)	3,000	4,770
3.125% due 01/15/2023 (a)	1,500	2,528

Total Convertible Bonds & Notes (Cost $7,260)		10,575

SHORT-TERM INSTRUMENTS 21.8%

Collateral Invested for Securities on Loan (c) 7.1%

Bavaria TRR Corp.
2.334% due 01/06/2005	8,000	7,996
2.401% due 01/06/2005	20,000	19,991
2.404% due 01/20/2005	10,200	10,185
2.395% due 01/28/2005	33,000	32,932
Bavaria Universal Funding Corp.
2.375% due 01/18/2005	3,424	3,416
2.375% due 01/27/2005	20,000	19,960
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	11,500	11,500
CC USA, Inc.
2.308% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding Corp.
2.375% due 01/31/2005	5,000	4,989
2.023% due 07/08/2005 (b)	5,000	5,000
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	20,000	20,004
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	25,000	24,998
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
K2 LLC
2.393% due 09/15/2005 (b)	15,000	14,998
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	10,000	9,997
2.393% due 08/16/2005 (b)	10,000	9,997
Sheffield Receivables Corp.
2.345% due 01/13/2005	1,000	998
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
Suntrust Bank
2.000% due 01/03/2005	499	499

		251,496

Repurchase Agreement 14.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 3.000% - 6.250% due 02/15/2008 - 07/15/2032 valued at $508,770 and Federal Home Loan Bank 3.040% due 04/02/2018 valued at $24,483. Repurchase proceeds are $522,839.)	522,756	522,756

Total Short-Term Instruments (Cost $774,262)		774,252

Total Investments (e) 106.7% (Cost $3,378,871)		$3,791,798

Other Assets and Liabilities (Net) (6.7%)		(239,720)

Net Assets 100.0%		$3,552,078

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $244,412; cash collateral of $251,417 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $151,741, which represents 4.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

36  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.9%

Aerospace 1.1%

United Technologies Corp.	56,500	$5,839

Capital Goods 7.9%

Danaher Corp.	140,500	8,066
General Electric Co.	653,000	23,834
Tyco International Ltd.	306,200	10,944

		42,844

Consumer Discretionary 9.7%

Coach, Inc. (a)	120,900	6,819
J.C. Penney Co., Inc. (a)(d)	231,200	9,572
Lowe’s Cos., Inc. (a)	116,800	6,726
Nike, Inc. ‘B’	130,300	11,817
Starbucks Corp. (a)(d)	145,500	9,073
Walgreen Co.	239,900	9,205

		53,212

Consumer Services 5.6%

Carnival Corp. (d)	249,700	14,390
News Corp. ‘A’ (a)(d)	592,600	11,058
Univision Communications, Inc. ‘A’ (a)	184,100	5,389

		30,837

Consumer Staples 6.7%

Avon Products, Inc.	137,400	5,317
Gillette Co. (a)	216,300	9,686
PepsiCo, Inc.	178,800	9,333
Procter & Gamble Co.	225,500	12,421

		36,757

Energy 7.0%

Apache Corp.	130,500	6,599
Exxon Mobil Corp.	183,100	9,386
Noble Corp. (a)	156,100	7,764
Schlumberger Ltd.	102,000	6,829
Smith International, Inc. (a)	136,500	7,427

		38,005

Financial & Business Services 13.2%

AFLAC, Inc.	142,800	5,689
Citigroup, Inc.	339,400	16,352
Franklin Resources, Inc.	189,000	13,164
Golden West Financial Corp.	156,200	9,594
Merrill Lynch & Co., Inc.	222,400	13,293
Willis Group Holdings Ltd.	133,100	5,480
Zions Bancorporation (a)	120,500	8,198

		71,770

Healthcare 17.9%

Abbott Laboratories (a)	345,700	16,127
Aetna, Inc.	73,100	9,119
Amgen, Inc. (a)(d)	103,800	6,659
Biogen Idec, Inc. (a)(d)	178,500	11,890
Gilead Sciences, Inc. (a)	266,600	9,328
IVAX Corp. (a)	251,600	3,980
Johnson & Johnson	167,800	10,642
Medtronic, Inc.	216,200	10,739
Novartis AG SP - ADR (a)	215,400	10,886
UnitedHealth Group, Inc. (a)	96,800	8,521

		97,891

Technology 23.0%

Apple Computer, Inc. (a)	102,000	6,569
Autodesk, Inc.	131,300	4,983
Broadcom Corp. ‘A’ (a)	286,300	9,242
Dell, Inc. (a)	250,900	10,573
eBay, Inc. (a)(d)	42,700	4,965
Juniper Networks, Inc. (a)	330,300	8,981
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(e)	490	1
Marvell Technology Group Ltd. (a)	299,100	10,609
Microsoft Corp.	291,000	7,773
Motorola, Inc.	461,900	7,945
NCR Corp. (a)	134,100	9,284
Oracle Corp. (a)(d)	944,500	12,959
QUALCOMM, Inc.	150,600	6,385
Symantec Corp. (a)	373,000	9,608
Yahoo!, Inc. (a)(d)	414,600	15,622

		125,499

Transportation 3.8%

FedEx Corp. (d)	77,900	7,672
United Parcel Service, Inc. ‘B’	150,500	12,862

		20,534

Total Common Stocks (Cost $456,500)		523,188

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 16.5%

Collateral Invested for Securities on Loan (c) 15.0%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.401% due 01/06/2005	4,000	3,998
Bear Stearns Cos., Inc.	20,000	20,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	3,000	2,999
Park Granada LLC
2.367% due 01/31/2005	10,000	9,970
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
1.999% due 01/03/2005	129	130

		82,088

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.250% due 01/15/2009 valued at $8,104. Repurchase proceeds are $7,944.)	7,943	7,943

Total Short-Term Instruments (Cost $90,047)		90,031

Total Investments 112.4% (Cost $546,547)		$613,219

Other Assets and Liabilities (Net) (12.4%)		(67,460)

Net Assets 100.0%		$545,759

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $78,993; cash collateral of $81,991 was received with which the Fund purchased securities.
(e)	The warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.750 until December 10, 2007.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  37

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.4%

Aerospace 1.9%

Goodrich Corp.	88,350	$2,884

Building 0.2%

Pulte Homes, Inc. (a)	4,950	316

Capital Goods 4.9%

Cintas Corp. (a)	51,650	2,265
Danaher Corp.	25,700	1,475
Ingersoll-Rand Co. ‘A’	45,200	3,630

		7,370

Communications 3.0%

Amdocs Ltd. (a)	74,500	1,956
Nextel Partners, Inc. ‘A’ (a)	127,500	2,491

		4,447

Consumer Discretionary 13.4%

Bed Bath & Beyond, Inc. (a)	46,800	1,864
Cheesecake Factory, Inc. (a)	52,050	1,690
Coach, Inc. (a)	9,550	539
Harman International Industries, Inc.	4,600	584
J.C. Penney Co., Inc.	67,700	2,803
Marvel Enterprises, Inc. (a)(b)	85,500	1,751
PETsMART, Inc.	44,700	1,588
Polo Ralph Lauren Corp. ‘A’	10,100	430
RadioShack Corp.	71,800	2,361
Regis Corp.	22,000	1,015
Staples, Inc. (a)	69,640	2,348
TJX Cos., Inc. (b)	55,000	1,382
Williams-Sonoma, Inc. (a)	51,000	1,787

		20,142

Consumer Services 9.4%

Career Education Corp. (a)(b)	34,100	1,364
Corporate Executive Board Co.	6,900	462
Cox Radio, Inc. ‘A’ (a)	50,200	827
Entercom Communications Corp. (a)	22,000	790
Hilton Hotels Corp.	143,600	3,265
Robert Half International, Inc.	10,400	306
Royal Caribbean Cruises Ltd.	52,900	2,880
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	58,550	3,419
Univision Communications, Inc. ‘A’ (a)	16,200	474
Westwood One, Inc. (a)	11,200	302

		14,089

Consumer Staples 1.3%

Constellation Brands, Inc. ‘A’ (a)	7,300	340
Estee Lauder Cos., Inc. ‘A’	35,500	1,625

		1,965

Energy 3.4%

BJ Services Co. (b)	7,500	349
Nabors Industries Ltd. (a)	7,500	385
Noble Corp. (a)	28,500	1,418
Smith International, Inc. (a)	18,600	1,012
Ultra Petroleum Corp. (a)	4,850	233
Weatherford International Ltd. (a)	25,200	1,293
XTO Energy, Inc.	10,900	386

		5,076

Financial & Business Services 9.1%

Ameritrade Holding Corp. (a)	146,700	2,086
CapitalSource, Inc. (a)(b)	87,150	2,237
City National Corp.	29,800	2,105
Fidelity National Financial, Inc.	5,800	265
Franklin Resources, Inc.	33,200	2,312
Mellon Financial Corp.	11,250	350
RenaissanceRe Holdings Ltd.	4,750	247
SEI Investments Co.	39,450	1,654
Willis Group Holdings Ltd.	7,450	307
Zions Bancorporation	30,750	2,092

		13,655

Healthcare 17.1%

Aetna, Inc.	3,450	430
Amylin Pharmaceuticals, Inc. (a)	58,550	1,368
Biomet, Inc.	34,950	1,517
C.R. Bard, Inc.	5,550	355
Caremark Rx, Inc. (a)	30,400	1,199
Community Health Systems, Inc. (a)	38,300	1,068
Covance, Inc. (a)	7,120	276
Cytyc Corp. (a)	75,100	2,071
Elan Corp. PLC SP - ADR (a)(b)	91,500	2,493
Gen-Probe, Inc. (a)	47,400	2,143
IVAX Corp. (a)	117,900	1,865
Kinetic Concepts, Inc. (a)	31,750	2,423
Medicines Co. (a)(b)	29,600	852
Mylan Laboratories, Inc. (b)	16,990	300
Nektar Therapeutics, Inc. (a)	14,100	285
Neurocrine Biosciences, Inc. (a)	18,100	892
OSI Pharmaceuticals, Inc. (a)	20,300	1,519
PacifiCare Health Systems, Inc. (a)	33,580	1,898
Pharmion Corp. (a)(b)	17,800	751
United Therapeutics Corp. (a)	22,950	1,036
Varian Medical Systems, Inc. (a)	13,000	562
WellPoint, Inc. (a)	3,300	380

		25,683

Materials & Processing 4.8%

Air Products & Chemicals, Inc.	43,500	2,522
American Standard Cos., Inc. (a)	68,700	2,839
Rohm & Haas Co.	42,050	1,860

		7,221

Technology 29.6%

Advanced Micro Devices, Inc. (a)(b)	153,800	3,387
Affiliated Computer Services, Inc. ‘A’ (a)(b)	28,000	1,685
Apple Computer, Inc. (a)	42,700	2,750
Ask Jeeves, Inc. (a)	51,200	1,370
ATI Technologies, Inc. (a)	47,700	925
Broadcom Corp. ‘A’ (a)	76,000	2,453
Citrix Systems, Inc. (a)	38,700	949
Comverse Technology, Inc. (a)	89,100	2,179
Corning, Inc. (a)	160,700	1,891
Diebold, Inc.	50,100	2,792
F5 Networks, Inc. (a)	30,500	1,486
Fiserv, Inc. (a)	6,900	277
Fisher Scientific International, Inc. (a)	29,890	1,865
Juniper Networks, Inc. (a)	11,300	307
KLA-Tencor Corp. (a)	21,450	999
Linear Technology Corp.	10,000	388
Macromedia, Inc. (a)	10,200	317
Marvell Technology Group Ltd. (a)	56,500	2,004
McAfee, Inc. (a)	83,750	2,423
Mercury Interactive Corp. (a)	48,400	2,205
Microchip Technology, Inc.	42,400	1,130
Molex, Inc. ‘A’	12,500	333
Monster Worldwide, Inc. (a)	76,900	2,587
National Semiconductor Corp.	126,700	2,274
NCR Corp. (a)	5,850	405
Novell, Inc. (a)	76,000	513
Red Hat, Inc. (a)(b)	66,700	890
VeriSign, Inc. (a)	10,200	342
Waters Corp. (a)	20,400	955
Xilinx, Inc. (b)	81,500	2,416

		44,497

Transportation 1.3%

Expeditors International Washington, Inc.	8,700	486
Southwest Airlines Co.	93,300	1,519

		2,005

Total Common Stocks (Cost $132,175)		149,350

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.4%

Collateral Invested for Securities on Loan (c) 11.4%

Bavaria TRR Corp.
2.401% due 01/06/2005	$4,000	3,998
Fortis Funding LLC
2.250% due 01/03/2005	8,200	8,200
Suntrust Bank
2.000% due 01/03/2005	5,038	5,039

Total Short-Term Instruments (Cost $17,237)		17,237

Total Investments 110.8% (Cost $149,412)		$166,587

Other Assets and Liabilities (Net) (10.8%)		(16,303)

Net Assets 100.0%		$150,284

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Portion of securities on loan with an aggregate market value of $16,515; cash collateral of $17,207 was received with which the Fund purchased securities.
(c)	Securities purchased with the cash proceeds from securities on loans.

38  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Tax-Managed Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.3%

Aerospace 2.1%

United Technologies Corp.	7,700	$796

Capital Goods 7.4%

General Electric Co.	44,000	1,606
Tyco International Ltd.	34,300	1,226

		2,832

Communications 1.6%

Vodafone Group PLC SP - ADR	22,500	616

Consumer Discretionary 10.5%

Harman International Industries, Inc.	6,750	857
Starbucks Corp. (a)(c)	21,200	1,322
Target Corp. (c)	12,500	649
Walgreen Co.	31,500	1,209

		4,037

Consumer Services 6.6%

E.W. Scripps Co. ‘A’	12,000	579
Harley-Davidson, Inc.	15,600	948
News Corp. ‘A’ (a)(c)	55,000	1,026

		2,553

Consumer Staples 13.7%

PepsiCo, Inc.	23,000	1,201
Procter & Gamble Co.	20,750	1,143
SYSCO Corp.	32,000	1,222
Whole Foods Market, Inc. (c)	8,000	763
Wm. Wrigley Jr. Co.	13,500	934

		5,263

Energy 6.9%

BP PLC SP - ADR	13,500	788
Schlumberger Ltd.	15,500	1,038
Smith International, Inc. (a)	15,000	816

		2,642

Financial & Business Services 6.6%

Fifth Third Bancorp	17,000	804
Merrill Lynch & Co., Inc.	22,000	1,315
Willis Group Holdings Ltd.	10,600	436

		2,555

Healthcare 16.4%

Abbott Laboratories (a)	17,800	830
Amgen, Inc. (a)	12,000	770
Genentech, Inc. (a)	7,200	392
Johnson & Johnson	17,000	1,078
Medtronic, Inc.	23,500	1,167
Nektar Therapeutics, Inc. (a)	23,900	484
Stryker Corp. (c)	15,500	748
Teva Pharmaceutical Industries Ltd. SP - ADR	27,500	821

		6,290

Technology 22.1%

Dell, Inc. (a)	30,000	1,264
Gentex Corp.	22,000	814
Juniper Networks, Inc. (a)	35,000	952
Macromedia, Inc. (a)	10,000	311
Marvell Technology Group Ltd. (a)	28,500	1,011
Microsoft Corp.	42,950	1,147
Novell, Inc. (a)	47,000	317
Oracle Corp. (a)	58,000	796
Symantec Corp. (a)	32,750	844
Yahoo!, Inc. (a)	27,500	1,036

		8,492

Transportation 3.4%

United Parcel Service, Inc. ‘B’	15,500	1,325

Total Common Stocks (Cost $30,794)		37,401

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 12.5%

Collateral Invested for Securities on Loan (b) 9.8%

Bear Stearns Cos., Inc.	$1,000	1,000
Fortis Funding LLC
2.250% due 01/03/2005	1,700	1,700
Suntrust Bank
2.000% due 01/03/2005	1,077	1,077

		3,777

Repurchase Agreement 2.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 0.000% due 01/12/2005 valued at $1,054. Repurchase proceeds are $1,029.)	1,029	1,029

Total Short-Term Instruments (Cost $4,806)		4,806

Total Investments 109.8% (Cost $35,600)		$42,207

Other Assets and Liabilities (Net) (9.8%)		(3,783)

Net Assets 100.0%		$38,424

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $3,628; cash collateral of $3,770 was received with which the Fund purchased securities.

12.31.04  |  PIMCO Funds Semi-Annual Report  39

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Asset Allocation Fund

Class A
12/31/2004+	$10.60	$0.18	(a)	$0.57	(a)	$0.75	$(0.13)	$0.00	$0.00
06/30/2004	9.28	0.24	(a)	1.29	(a)	1.53	(0.21)	0.00	0.00
06/30/2003	9.24	0.25	(a)	0.03	(a)	0.28	(0.24)	0.00	0.00
06/30/2002	9.92	0.37	(a)	(0.80	)(a)	(0.43)	(0.25)	0.00	0.00
06/30/2001	11.48	0.61	(a)	(0.80	)(a)	(0.19)	(0.59)	(0.69)	(0.09)
06/30/2000	11.27	0.56	(a)	0.44	(a)	1.00	(0.35)	(0.44)	0.00
Class B
12/31/2004+	10.55	0.13	(a)	0.57	(a)	0.70	(0.09)	0.00	0.00
06/30/2004	9.25	0.17	(a)	1.29	(a)	1.46	(0.16)	0.00	0.00
06/30/2003	9.21	0.18	(a)	0.04	(a)	0.22	(0.18)	0.00	0.00
06/30/2002	9.90	0.32	(a)	(0.82	)(a)	(0.50)	(0.19)	0.00	0.00
06/30/2001	11.46	0.53	(a)	(0.80	)(a)	(0.27)	(0.52)	(0.69)	(0.08)
06/30/2000	11.25	0.48	(a)	0.44	(a)	0.92	(0.27)	(0.44)	0.00
Class C
12/31/2004+	10.55	0.13	(a)	0.57	(a)	0.70	(0.09)	0.00	0.00
06/30/2004	9.25	0.16	(a)	1.26	(a)	1.42	(0.12)	0.00	0.00
06/30/2003	9.21	0.18	(a)	0.03	(a)	0.21	(0.17)	0.00	0.00
06/30/2002	9.89	0.32	(a)	(0.81	)(a)	(0.49)	(0.19)	0.00	0.00
06/30/2001	11.46	0.53	(a)	(0.81	)(a)	(0.28)	(0.52)	(0.69)	(0.08)
06/30/2000	11.24	0.48	(a)	0.44	(a)	0.92	(0.26)	(0.44)	0.00

CCM Capital Appreciation Fund

Class A
12/31/2004+	$16.28	$0.07	(a)	$1.44	(a)	$1.51	$(0.07)	$0.00	$0.00
06/30/2004	14.03	(0.01	)(a)	2.26	(a)	2.25	0.00	0.00	0.00
06/30/2003	14.64	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00	0.00
06/30/2002	17.54	0.02	(a)	(2.90	)(a)	(2.88)	(0.02)	0.00	0.00
06/30/2001	26.94	0.03	(a)	(1.36	)(a)	(1.33)	(0.09)	(7.98)	0.00
06/30/2000	26.65	(0.03	)(a)	5.34	(a)	5.31	(0.02)	(5.00)	0.00
Class B
12/31/2004+	15.34	0.01	(a)	1.34	(a)	1.35	(0.01)	0.00	0.00
06/30/2004	13.31	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00	0.00
06/30/2003	14.00	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00	0.00
06/30/2002	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00	0.00
06/30/2001	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)	(0.01)	(7.98)	0.00
06/30/2000	26.29	(0.22	)(a)	5.23	(a)	5.01	0.00	(5.00)	0.00
Class C
12/31/2004+	15.37	0.01	(a)	1.35	(a)	1.36	(0.02)	0.00	0.00
06/30/2004	13.34	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00	0.00
06/30/2003	14.03	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00	0.00
06/30/2002	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00	0.00
06/30/2001	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)	(0.01)	(7.98)	0.00
06/30/2000	26.31	(0.22	)(a)	5.25	(a)	5.03	0.00	(5.00)	0.00

CCM Mid-Cap Fund

Class A
12/31/2004+	$21.26	$0.00	(a)	$2.33	(a)	$2.33	$0.00	$0.00	$0.00
06/30/2004	17.28	(0.06	)(a)	4.04	(a)	3.98	0.00	0.00	0.00
06/30/2003	17.73	(0.05	)(a)	(0.40	)(a)	(0.45)	0.00	0.00	0.00
06/30/2002	21.02	0.01	(a)	(3.17	)(a)	(3.16)	(0.11)	0.00	(0.02)
06/30/2001	30.57	0.10	(a)	(0.76	)(a)	(0.66)	(0.10)	(8.79)	0.00
06/30/2000	22.82	(0.01	)(a)	7.82	(a)	7.81	(0.04)	(0.02)	0.00

40  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Asset Allocation Fund

Class A
12/31/2004+	$(0.13)	$0.00	$11.22	7.06%	$43,562	0.65	%*(e)	3.34%*	3%
06/30/2004	(0.21)	0.00	10.60	16.21	35,618	0.65	(e)	2.34	23
06/30/2003	(0.24)	0.00	9.28	3.15	11,675	0.65	(e)	2.86	13
06/30/2002	(0.25)	0.00	9.24	(4.39)	4,867	0.65	(e)	3.77	24
06/30/2001	(1.37)	0.00	9.92	(1.92)	3,044	0.65	(e)	5.65	39
06/30/2000	(0.79)	0.00	11.48	9.15	2,170	0.65	(e)	4.96	44
Class B
12/31/2004+	(0.09)	0.00	11.16	6.65	70,609	1.40	*(e)	2.45 *	3
06/30/2004	(0.16)	0.00	10.55	15.39	62,692	1.40	(e)	1.64	23
06/30/2003	(0.18)	0.00	9.25	2.44	15,617	1.40	(e)	2.12	13
06/30/2002	(0.19)	0.00	9.21	(5.15)	10,675	1.40	(e)	3.29	24
06/30/2001	(1.29)	0.00	9.90	(2.62)	5,038	1.40	(e)	4.90	39
06/30/2000	(0.71)	0.00	11.46	8.36	4,415	1.40	(e)	4.21	44
Class C
12/31/2004+	(0.09)	0.00	11.16	6.66	116,575	1.40	*(e)	2.50 *	3
06/30/2004	(0.12)	0.00	10.55	15.35	100,419	1.40	(e)	1.61	23
06/30/2003	(0.17)	0.00	9.25	2.40	39,761	1.40	(e)	2.10	13
06/30/2002	(0.19)	0.00	9.21	(5.05)	32,778	1.40	(e)	3.34	24
06/30/2001	(1.29)	0.00	9.89	(2.71)	13,349	1.40	(e)	4.90	39
06/30/2000	(0.70)	0.00	11.46	8.41	10,376	1.40	(e)	4.22	44

CCM Capital Appreciation Fund

Class A
12/31/2004+	$(0.07)	$0.00	$17.72	9.29%	$197,027	1.11	%*(b)	0.85%*	58%
06/30/2004	0.00	0.00	16.28	16.04	174,260	1.11	(b)	(0.05)	148
06/30/2003	0.00	0.00	14.03	(4.17)	147,590	1.10		(0.07)	161
06/30/2002	(0.02)	0.00	14.64	(16.43)	123,754	1.11	(b)	0.10	110
06/30/2001	(8.07)	0.00	17.54	(9.15)	111,193	1.10		0.14	112
06/30/2000	(5.02)	0.00	26.94	22.73	91,927	1.11	(b)	(0.10)	119
Class B
12/31/2004+	(0.01)	0.00	16.68	8.82	70,774	1.86	*(c)	0.07 *	58
06/30/2004	0.00	0.00	15.34	15.25	70,884	1.86	(c)	(0.80)	148
06/30/2003	0.00	0.00	13.31	(4.93)	63,258	1.85		(0.82)	161
06/30/2002	0.00	0.00	14.00	(17.06)	62,447	1.86	(c)	(0.64)	110
06/30/2001	(7.99)	0.00	16.88	(9.83)	70,991	1.85		(0.60)	112
06/30/2000	(5.00)	0.00	26.30	21.79	66,044	1.86	(c)	(0.86)	119
Class C
12/31/2004+	(0.02)	0.00	16.71	8.83	106,773	1.86	*(d)	0.09 *	58
06/30/2004	0.00	0.00	15.37	15.22	101,288	1.86	(c)	(0.80)	148
06/30/2003	0.00	0.00	13.34	(4.90)	85,969	1.85		(0.82)	161
06/30/2002	0.00	0.00	14.03	(17.03)	78,517	1.86	(c)	(0.65)	110
06/30/2001	(7.99)	0.00	16.91	(9.86)	83,843	1.85		(0.60)	112
06/30/2000	(5.00)	0.00	26.34	21.85	82,864	1.86	(c)	(0.86)	119

CCM Mid-Cap Fund

Class A
12/31/2004+	$0.00	$0.00	$23.59	10.96%	$164,256	1.11	%*(b)	0.00%*	61%
06/30/2004	0.00	0.00	21.26	23.03	145,095	1.11	(b)	(0.29)	165
06/30/2003	0.00	0.00	17.28	(2.54)	109,110	1.11	(b)	(0.34)	155
06/30/2002	(0.13)	0.00	17.73	(15.04)	98,235	1.11	(b)	0.04	168
06/30/2001	(8.89)	0.00	21.02	(5.66)	137,944	1.10		0.40	153
06/30/2000	(0.06)	0.00	30.57	34.28	156,949	1.11	(b)	(0.05)	164

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses in which the Fund invests.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
CCM Mid-Cap Fund (Cont.)

Class B
12/31/2004+	$20.10	$(0.08	)(a)	$2.21	(a)	$2.13	$0.00	$0.00	$0.00
06/30/2004	16.46	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00	0.00
06/30/2003	17.03	(0.16	)(a)	(0.41	)(a)	(0.57)	0.00	0.00	0.00
06/30/2002	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)	(0.06)	0.00	(0.01)
06/30/2001	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)	(0.01)	(8.79)	0.00
06/30/2000	22.43	(0.20	)(a)	7.66	(a)	7.46	0.00	(0.02)	0.00
Class C
12/31/2004+	20.11	(0.08	)(a)	2.20	(a)	2.12	0.00	0.00	0.00
06/30/2004	16.47	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00	0.00
06/30/2003	17.03	(0.16	)(a)	(0.40	)(a)	(0.56)	0.00	0.00	0.00
06/30/2002	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)	(0.06)	0.00	(0.01)
06/30/2001	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)	0.00	(8.79)	0.00
06/30/2000	22.44	(0.20	)(a)	7.66	(a)	7.46	0.00	(0.02)	0.00

NACM Flex-Cap Value Fund

Class A
12/31/2004+	$15.24	$0.04	(a)	$1.97	(a)	$2.01	$0.00	$(0.83)	$0.00
06/30/2004	12.36	0.02	(a)	3.32	(a)	3.34	(0.04)	(0.42)	0.00
07/19/2002 – 06/30/2003	10.00	0.07	(a)	2.51	(a)	2.58	(0.05)	(0.17)	0.00
Class B
12/31/2004+	15.06	(0.01	)(a)	1.93	(a)	1.92	0.00	(0.83)	0.00
06/30/2004	12.30	(0.08	)(a)	3.29	(a)	3.21	(0.03)	(0.42)	0.00
07/19/2002 – 06/30/2003	10.00	(0.02	)(a)	2.51	(a)	2.49	(0.02)	(0.17)	0.00
Class C
12/31/2004+	15.06	(0.01	)(a)	1.93	(a)	1.92	0.00	(0.83)	0.00
06/30/2004	12.29	(0.09	)(a)	3.29	(a)	3.20	(0.01)	(0.42)	0.00
07/19/2002 – 06/30/2003	10.00	(0.01	)(a)	2.50	(a)	2.49	(0.03)	(0.17)	0.00

NACM Growth Fund

Class A
12/31/2004+	$11.94	$0.01	(a)	$1.29	(a)	$1.30	$0.00	$(0.29)	$0.00
06/30/2004	11.21	(0.07	)(a)	0.93	(a)	0.86	0.00	(0.13)	0.00
07/19/2002 – 06/30/2003	10.00	(0.03	)(a)	1.24	(a)	1.21	0.00	0.00	0.00
Class B
12/31/2004+	11.76	(0.03	)(a)	1.27	(a)	1.24	0.00	(0.29)	0.00
06/30/2004	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)	0.00
07/19/2002 – 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00	0.00
Class C
12/31/2004+	11.76	(0.04	)(a)	1.27	(a)	1.23	0.00	(0.29)	0.00
06/30/2004	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)	0.00
07/19/2002 – 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00	0.00

NFJ Dividend Value Fund

Class A
12/31/2004+	$12.48	$0.15	(a)	$1.00	(a)	$1.15	$(0.15)	$(0.15)	$0.00
06/30/2004	10.47	0.29	(a)	2.04	(a)	2.33	(0.23)	(0.09)	0.00
06/30/2003	11.31	0.30	(a)	(0.31	)(a)	(0.01)	(0.33)	(0.50)	0.00
10/31/2001 – 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15	(0.29)	(0.86)	0.00
Class B
12/31/2004+	12.39	0.10	(a)	0.98	(a)	1.08	(0.10)	(0.15)	0.00
06/30/2004	10.41	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)	0.00
06/30/2003	11.29	0.23	(a)	(0.32	)(a)	(0.09)	(0.29)	(0.50)	0.00
10/31/2001 – 06/30/2002	11.31	0.13	(a)	0.97	(a)	1.10	(0.26)	(0.86)	0.00

42  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
CCM Mid-Cap Fund (Cont.)

Class B
12/31/2004+	$0.00	$0.00	$22.23	10.60%	$63,621	1.86	%*(b)	(0.78	)%*	61%
06/30/2004	0.00	0.00	20.10	22.11	63,988	1.86	(b)	(1.04)		165
06/30/2003	0.00	0.00	16.46	(3.35)	56,490	1.86	(b)	(1.08)		155
06/30/2002	(0.07)	0.00	17.03	(15.65)	69,886	1.86	(b)	(0.72)		168
06/30/2001	(8.80)	0.00	20.27	(6.34)	88,901	1.85		(0.34)		153
06/30/2000	(0.02)	0.00	29.87	33.27	88,648	1.86	(b)	(0.80)		164
Class C
12/31/2004+	0.00	0.00	22.23	10.54	84,304	1.86	*(b)	(0.77	)*	61
06/30/2004	0.00	0.00	20.11	22.10	79,106	1.86	(b)	(1.04)		165
06/30/2003	0.00	0.00	16.47	(3.29)	69,989	1.86	(b)	(1.09)		155
06/30/2002	(0.07)	0.00	17.03	(15.69)	80,865	1.86	(b)	(0.72)		168
06/30/2001	(8.79)	0.00	20.28	(6.36)	102,653	1.85		(0.34)		153
06/30/2000	(0.02)	0.00	29.88	33.25	104,082	1.86	(b)	(0.80)		164

NACM Flex-Cap Value Fund

Class A
12/31/2004+	$(0.83)	$0.00	$16.42	13.32%	$2,272	1.41	%*(m)	0.56	%*	93%
06/30/2004	(0.46)	0.00	15.24	27.33	1,545	1.40		0.17		145
07/19/2002 – 06/30/2003	(0.22)	0.00	12.36	26.06	36	1.41	*(i)(m)	0.70	*	173
Class B
12/31/2004+	(0.83)	0.00	16.15	12.88	1,599	2.16	*(n)	(0.17	)*	93
06/30/2004	(0.45)	0.00	15.06	26.39	1,237	2.15		(0.58)		145
07/19/2002 – 06/30/2003	(0.19)	0.00	12.30	25.09	52	2.16	*(j)(n)	(0.19	)*	173
Class C
12/31/2004+	(0.83)	0.00	16.15	12.88	3,277	2.16	*(n)	(0.16	)*	93
06/30/2004	(0.43)	0.00	15.06	26.36	2,107	2.15		(0.60)		145
07/19/2002 – 06/30/2003	(0.20)	0.00	12.29	25.12	103	2.16	*(k)(n)	(0.14	)*	173

NACM Growth Fund

Class A
12/31/2004+	$(0.29)	$0.00	$12.95	10.92%	$432	1.27	%*(e)	0.15	%*	143%
06/30/2004	(0.13)	0.00	11.94	7.71	481	1.26	(e)	(0.55)		160
07/19/2002 – 06/30/2003	0.00	0.00	11.21	12.10	81	1.25	*(c)	(0.28	)*	167
Class B
12/31/2004+	(0.29)	0.00	12.71	10.58	942	2.02	*(f)	(0.53	)*	143
06/30/2004	(0.13)	0.00	11.76	6.87	672	2.00		(1.30)		160
07/19/2002 – 06/30/2003	0.00	0.00	11.13	11.30	160	2.00	*(d)	(0.95	)*	167
Class C
12/31/2004+	(0.29)	0.00	12.70	10.50	331	2.02	*(f)	(0.64	)*	143
06/30/2004	(0.13)	0.00	11.76	6.87	357	2.01	(f)	(1.30)		160
07/19/2002 – 06/30/2003	0.00	0.00	11.13	11.30	118	2.00	*(l)	(1.00	)*	167

NFJ Dividend Value Fund

Class A
12/31/2004+	$(0.30)	$0.00	$13.33	9.20%	$146,986	1.21	%*(h)	2.30	%*	16%
06/30/2004	(0.32)	0.00	12.48	22.46	88,569	1.20		2.40		39
06/30/2003	(0.83)	0.00	10.47	0.49	12,878	1.20		3.07		43
10/31/2001 – 06/30/2002	(1.15)	0.00	11.31	10.51	1,637	1.20	*	2.39	*	50
Class B
12/31/2004+	(0.25)	0.00	13.22	8.74	68,185	1.96	*(g)	1.51	*	16
06/30/2004	(0.25)	0.00	12.39	21.57	51,301	1.95		1.64		39
06/30/2003	(0.79)	0.00	10.41	(0.27)	8,913	1.95		2.31		43
10/31/2001 – 06/30/2002	(1.12)	0.00	11.29	10.10	1,230	1.95	*	1.68	*	50

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 2.15%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  43

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
NFJ Dividend Value Fund (Cont.)

Class C
12/31/2004+	$12.38	$0.10	(a)	$0.99	(a)	$1.09	$(0.11)	$(0.15)	$0.00
06/30/2004	10.40	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)	0.00
06/30/2003	11.28	0.23	(a)	(0.31	)(a)	(0.08)	(0.30)	(0.50)	0.00
10/31/2001 – 06/30/2002	11.31	0.13	(a)	0.96	(a)	1.09	(0.26)	(0.86)	0.00

NFJ Large-Cap Value Fund

Class A
12/31/2004+	$14.58	$0.13	(a)	$1.55	(a)	$1.68	$(0.11)	$(0.59)	$0.00
06/30/2004	12.22	0.17	(a)	2.37	(a)	2.54	(0.18)	0.00	0.00
07/19/2002 – 06/30/2003	11.07	0.23	(a)	1.39	(a)	1.62	(0.21)	(0.26)	0.00
Class B
12/31/2004+	14.49	0.07	(a)	1.54	(a)	1.61	(0.07)	(0.59)	0.00
06/30/2004	12.16	0.07	(a)	2.36	(a)	2.43	(0.10)	0.00	0.00
07/19/2002 – 06/30/2003	11.07	0.14	(a)	1.38	(a)	1.52	(0.17)	(0.26)	0.00
Class C
12/31/2004+	14.49	0.07	(a)	1.54	(a)	1.61	(0.07)	(0.59)	0.00
06/30/2004	12.16	0.08	(a)	2.35	(a)	2.43	(0.10)	0.00	0.00
07/19/2002 – 06/30/2003	11.07	0.15	(a)	1.38	(a)	1.53	(0.18)	(0.26)	0.00

NFJ Small-Cap Value Fund

Class A
12/31/2004+	$27.30	$0.24	(a)	$3.29	(a)	$3.53	$(0.39)	$(1.60)	$0.00
06/30/2004	21.59	0.49	(a)	5.72	(a)	6.21	(0.27)	(0.23)	0.00
06/30/2003	21.51	0.35	(a)	(0.01	)(a)	0.34	(0.21)	(0.05)	0.00
06/30/2002	19.02	0.33	(a)	2.27	(a)	2.60	(0.11)	0.00	0.00
06/30/2001	14.12	0.35	(a)	4.90	(a)	5.25	(0.35)	0.00	0.00
06/30/2000	15.93	0.32	(a)	(1.81	)(a)	(1.49)	(0.32)	0.00	0.00
Class B
12/31/2004+	26.65	0.13	(a)	3.21	(a)	3.34	(0.30)	(1.60)	0.00
06/30/2004	21.17	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)	0.00
06/30/2003	21.19	0.19	(a)	(0.01	)(a)	0.18	(0.15)	(0.05)	0.00
06/30/2002	18.84	0.18	(a)	2.23	(a)	2.41	(0.06)	0.00	0.00
06/30/2001	14.04	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00	0.00
06/30/2000	15.79	0.21	(a)	(1.79	)(a)	(1.58)	(0.17)	0.00	0.00
Class C
12/31/2004+	26.69	0.13	(a)	3.21	(a)	3.34	(0.30)	(1.60)	0.00
06/30/2004	21.21	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)	0.00
06/30/2003	21.23	0.20	(a)	(0.02	)(a)	0.18	(0.15)	(0.05)	0.00
06/30/2002	18.86	0.18	(a)	2.24	(a)	2.42	(0.05)	0.00	0.00
06/30/2001	14.06	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00	0.00
06/30/2000	15.82	0.21	(a)	(1.79	)(a)	(1.58)	(0.18)	0.00	0.00

PEA Growth & Income Fund

Class A
12/31/2004+	$7.58	$0.05	(a)	$0.44	(a)	$0.49	$(0.03)	$0.00	$0.00
06/30/2004	6.51	0.08	(a)	1.09	(a)	1.17	(0.10)	0.00	0.00
06/30/2003	6.97	0.08	(a)	(0.45	)(a)	(0.37)	(0.09)	0.00	0.00
06/30/2002	9.20	0.08	(a)	(2.27	)(a)	(2.19)	(0.04)	0.00	0.00
07/31/2000 – 06/30/2001	13.11	0.04	(a)	(0.27	)(a)	(0.23)	(0.05)	(3.63)	0.00
Class B
12/31/2004+	7.47	0.02	(a)	0.44	(a)	0.46	(0.01)	0.00	0.00
06/30/2004	6.42	0.03	(a)	1.07	(a)	1.10	(0.05)	0.00	0.00
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00	0.00
06/30/2002	9.14	0.02	(a)	(2.26	)(a)	(2.24)	(0.01)	0.00	0.00
07/31/2000 – 06/30/2001	13.11	(0.02	)(a)	(0.28	)(a)	(0.30)	(0.04)	(3.63)	0.00

44  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
NFJ Dividend Value Fund (Cont.)

Class C
12/31/2004+	$(0.26)	$0.00	$13.21	8.78%		$139,756	1.96	%*(e)	1.54	%*	16%
06/30/2004	(0.25)	0.00	12.38	21.57		88,221	1.95		1.64		39
06/30/2003	(0.80)	0.00	10.40	(0.26)		17,843	1.95		2.32		43
10/31/2001 – 06/30/2002	(1.12)	0.00	11.28	9.96		2,141	1.95	*	1.68	*	50

NFJ Large-Cap Value Fund

Class A
12/31/2004+	$(0.70)	$0.00	$15.56	11.63%		$5,336	1.21	%*(f)	1.73	%*	16%
06/30/2004	(0.18)	0.00	14.58	20.92		3,723	1.20		1.25		99
07/19/2002 – 06/30/2003	(0.47)	0.00	12.22	14.85		431	1.20	*	2.12	*	54
Class B
12/31/2004+	(0.66)	0.00	15.44	11.17		3,354	1.96	*(e)	0.99	*	16
06/30/2004	(0.10)	0.00	14.49	20.07		2,088	1.95		0.52		99
07/19/2002 – 06/30/2003	(0.43)	0.00	12.16	13.98		263	1.95	*	1.33	*	54
Class C
12/31/2004+	(0.66)	0.00	15.44	11.16		5,175	1.96	*(e)	0.97	*	16
06/30/2004	(0.10)	0.00	14.49	20.05		3,612	1.95		0.56		99
07/19/2002 – 06/30/2003	(0.44)	0.00	12.16	14.02		735	1.95	*	1.39	*	54

NFJ Small-Cap Value Fund

Class A
12/31/2004+	$(1.99)	$0.00	$28.84	12.98%		$1,419,698	1.26	%*(c)	1.72	%*	9%
06/30/2004	(0.50)	0.00	27.30	29.04		1,177,495	1.26	(c)	1.98		30
06/30/2003	(0.26)	0.00	21.59	1.72		662,081	1.25		1.76		20
06/30/2002	(0.11)	0.00	21.51	13.76		300,091	1.25		1.65		40
06/30/2001	(0.35)	0.00	19.02	37.74		150,151	1.25		2.13		41
06/30/2000	(0.32)	0.00	14.12	(9.26)		114,347	1.26	(c)	2.28		55
Class B
12/31/2004+	(1.90)	0.00	28.09	12.57		342,496	2.01	*(d)	0.93	*	9
06/30/2004	(0.42)	0.00	26.65	28.11		328,265	2.01	(d)	1.19		30
06/30/2003	(0.20)	0.00	21.17	0.95		249,479	2.00		0.99		20
06/30/2002	(0.06)	0.00	21.19	12.87		187,693	2.00		0.90		40
06/30/2001	(0.30)	0.00	18.84	36.80		79,803	2.00		1.39		41
06/30/2000	(0.17)	0.00	14.04	(9.94)		55,435	2.01	(d)	1.46		55
Class C
12/31/2004+	(1.90)	0.00	28.13	12.56		602,241	2.01	*(d)	0.94	*	9
06/30/2004	(0.42)	0.00	26.69	28.08		563,018	2.01	(d)	1.20		30
06/30/2003	(0.20)	0.00	21.21	0.96		388,065	2.00		1.01		20
06/30/2002	(0.05)	0.00	21.23	12.89		234,129	2.00		0.90		40
06/30/2001	(0.30)	0.00	18.86	36.75		109,519	2.00		1.38		41
06/30/2000	(0.18)	0.00	14.06	(9.95)		69,808	2.01	(d)	1.46		55

PEA Growth & Income Fund

Class A
12/31/2004+	$(0.03)	$0.00	$8.04	6.54	%(h)	$26,006	1.36	%*(b)	1.23	%*	11%
06/30/2004	(0.10)	0.00	7.58	17.96		25,300	1.36	(b)	1.14		83
06/30/2003	(0.09)	0.00	6.51	(5.17)		23,125	1.36	(b)	1.37		84
06/30/2002	(0.04)	0.00	6.97	(23.85)		16,983	1.36	(b)	1.00		101
07/31/2000 – 06/30/2001	(3.68)	0.00	9.20	(4.47)		12,050	1.35	*	0.49	*	77
Class B
12/31/2004+	(0.01)	0.00	7.92	6.19	(i)	22,470	2.11	*(g)	0.47	*	11
06/30/2004	(0.05)	0.00	7.47	17.12		23,837	2.11	(g)	0.38		83
06/30/2003	(0.06)	0.00	6.42	(5.88)		17,237	2.11	(g)	0.60		84
06/30/2002	(0.01)	0.00	6.89	(24.51)		14,520	2.10		0.23		101
07/31/2000 – 06/30/2001	(3.67)	0.00	9.14	(5.11)		15,663	2.10	*	(0.21	)*	77

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(h)	Repayments by the investment manager increased the total return by 0.12%. If the investment manager had not made repayments, total return would have been 6.42%.
(i)	Repayments by the investment manager increased the total return by 0.08%. If the investment manager had not made repayments, total return would have been 6.11%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  45

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Growth & Income Fund (Cont.)

Class C
12/31/2004+	$7.46	$0.02	(a)	$0.44	(a)	$0.46	$(0.01)	$0.00	$0.00
06/30/2004	6.42	0.03	(a)	1.06	(a)	1.09	(0.05)	0.00	0.00
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00	0.00
06/30/2002	9.13	0.02	(a)	(2.25	)(a)	(2.23)	(0.01)	0.00	0.00
07/31/2000 – 06/30/2001	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)	(0.05)	(3.63)	0.00

PEA Growth Fund

Class A
12/31/2004+	$19.94	$0.07	(a)	$0.97	(a)	$1.04	$0.00	$0.00	$0.00
06/30/2004	16.70	(0.06	)(a)	3.30	(a)	3.24	0.00	0.00	0.00
06/30/2003	18.10	(0.03	)(a)	(1.37	)(a)	(1.40)	0.00	0.00	0.00
06/30/2002	24.55	(0.06	)(a)	(6.23	)(a)	(6.29)	0.00	(0.16)	0.00
06/30/2001	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)	0.00	(2.35)	0.00
06/30/2000	34.12	(0.29	)(a)	10.77	(a)	10.48	0.00	(5.66)	0.00
Class B
12/31/2004+	17.04	(0.01	)(a)	0.83	(a)	0.82	0.00	0.00	0.00
06/30/2004	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00	0.00
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00	0.00
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)	0.00
06/30/2001	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)	0.00	(2.35)	0.00
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17	0.00	(5.66)	0.00
Class C
12/31/2004+	17.04	0.00	(a)	0.83	(a)	0.83	0.00	0.00	0.00
06/30/2004	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00	0.00
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00	0.00
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)	0.00
06/30/2001	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)	0.00	(2.35)	0.00
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17	0.00	(5.66)	0.00

PEA Opportunity Fund

Class A
12/31/2004+	$20.99	$(0.11	)(a)	$1.78	(a)	$1.67	$0.00	$0.00	$0.00
06/30/2004	15.49	(0.19	)(a)	5.69	(a)	5.50	0.00	0.00	0.00
06/30/2003	15.01	(0.13	)(a)	0.61	(a)	0.48	0.00	0.00	0.00
06/30/2002	19.05	(0.17	)(a)	(3.87	)(a)	(4.04)	0.00	0.00	0.00
06/30/2001	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)	0.00	(5.08)	0.00
06/30/2000	26.96	(0.25	)(a)	12.75	(a)	12.50	0.00	(7.88)	0.00
Class B
12/31/2004+	16.89	(0.15	)(a)	1.43	(a)	1.28	0.00	0.00	0.00
06/30/2004	12.56	(0.28	)(a)	4.61	(a)	4.33	0.00	0.00	0.00
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00	0.00
06/30/2002	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)	0.00	0.00	0.00
06/30/2001	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)	0.00	(5.08)	0.00
06/30/2000	24.20	(0.43	)(a)	11.32	(a)	10.89	0.00	(7.88)	0.00
Class C
12/31/2004+	16.89	(0.15	)(a)	1.42	(a)	1.27	0.00	0.00	0.00
06/30/2004	12.56	(0.27	)(a)	4.60	(a)	4.33	0.00	0.00	0.00
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00	0.00
06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)	0.00	0.00	0.00
06/30/2001	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)	0.00	(5.08)	0.00
06/30/2000	24.19	(0.42	)(a)	11.33	(a)	10.91	0.00	(7.88)	0.00

46  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Growth & Income Fund (Cont.)

Class C
12/31/2004+	$(0.01)	$0.00	$7.91	(i)	6.20	%(i)	$27,216	2.11	%*(b)	0.46%*	11%
06/30/2004	(0.05)	0.00	7.46		16.93		28,626	2.11	(b)	0.38	83
06/30/2003	(0.06)	0.00	6.42		(5.85)		23,619	2.11	(b)	0.61	84
06/30/2002	(0.01)	0.00	6.89		(24.40)		17,543	2.10		0.24	101
07/31/2000 – 06/30/2001	(3.68)	0.00	9.13		(5.15)		16,167	2.10	*	(0.17)*	77

PEA Growth Fund

Class A
12/31/2004+	$0.00	$0.00	$20.98	(j)	5.21	%(j)	$97,279	1.16	%*(c)	0.72%*	16%
06/30/2004	0.00	0.00	19.94	(p)	19.40	(p)	101,505	1.16	(c)	(0.31)	71
06/30/2003	0.00	0.00	16.70		(7.73)		94,428	1.16	(c)	(0.19)	70
06/30/2002	(0.16)	0.00	18.10		(25.73)		136,908	1.16	(c)	(0.27)	76
06/30/2001	(2.35)	0.00	24.55		(32.40)		173,990	1.15		(0.58)	85
06/30/2000	(5.66)	0.00	38.94		32.49		255,744	1.16	(c)	(0.78)	72
Class B
12/31/2004+	0.00	0.00	17.86	(k)	4.81	(k)	51,944	1.91	*(d)	(0.06)*	16
06/30/2004	0.00	0.00	17.04	(q)	18.50	(q)	57,743	1.91	(d)	(1.05)	71
06/30/2003	0.00	0.00	14.38		(8.47)		65,651	1.91	(d)	(0.94)	70
06/30/2002	(0.16)	0.00	15.71		(26.28)		92,279	1.91	(d)	(1.02)	76
06/30/2001	(2.35)	0.00	21.49		(32.90)		162,382	1.90		(1.33)	85
06/30/2000	(5.66)	0.00	34.66		31.31		213,627	1.91	(d)	(1.53)	72
Class C
12/31/2004+	0.00	0.00	17.87	(l)	4.87	(l)	561,698	1.91	*(d)	(0.05)*	16
06/30/2004	0.00	0.00	17.04	(q)	18.50	(q)	611,348	1.91	(d)	(1.06)	71
06/30/2003	0.00	0.00	14.38		(8.47)		648,456	1.91	(d)	(0.94)	70
06/30/2002	(0.16)	0.00	15.71		(26.28)		879,605	1.91	(d)	(1.02)	76
06/30/2001	(2.35)	0.00	21.49		(32.91)		1,486,530	1.90		(1.34)	85
06/30/2000	(5.66)	0.00	34.66		31.31		2,416,067	1.91	(d)	(1.53)	72

PEA Opportunity Fund

Class A
12/31/2004+	$0.00	$0.00	$22.66	(m)	7.96	%(m)	$59,397	1.31	%*(f)	(1.05)%*	79%
06/30/2004	0.00	0.00	20.99		35.51	(r)	60,781	1.31	(g)	(1.00)	184
06/30/2003	0.00	0.00	15.49		3.20		44,297	1.31	(f)	(1.08)	214
06/30/2002	0.00	0.00	15.01		(21.21)		68,403	1.31	(f)	(1.02)	201
06/30/2001	(5.08)	0.00	19.05		(25.68)		92,521	1.30		(0.68)	237
06/30/2000	(7.88)	0.00	31.58		50.77		142,064	1.31	(f)	(0.81)	254
Class B
12/31/2004+	0.00	0.00	18.17	(n)	7.58	(n)	22,302	2.06	*(e)	(1.81)*	79
06/30/2004	0.00	0.00	16.89		34.47	(s)	23,073	2.07	(h)	(1.77)	184
06/30/2003	0.00	0.00	12.56		2.45		12,962	2.06	(e)	(1.83)	214
06/30/2002	0.00	0.00	12.26		(21.81)		15,587	2.06	(e)	(1.77)	201
06/30/2001	(5.08)	0.00	15.68		(26.19)		25,988	2.05		(1.42)	237
06/30/2000	(7.88)	0.00	27.21		49.78		28,145	2.06	(e)	(1.57)	254
Class C
12/31/2004+	0.00	0.00	18.16	(o)	7.52	(o)	168,678	2.06	*(e)	(1.81)*	79
06/30/2004	0.00	0.00	16.89		34.47	(s)	173,643	2.06	(e)	(1.74)	184
06/30/2003	0.00	0.00	12.56		2.45		142,354	2.06	(e)	(1.83)	214
06/30/2002	0.00	0.00	12.26		(21.76)		164,168	2.06	(e)	(1.77)	201
06/30/2001	(5.08)	0.00	15.67		(26.26)		255,355	2.05		(1.42)	237
06/30/2000	(7.88)	0.00	27.22		49.88		401,118	2.06	(e)	(1.57)	254

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.05%.
(i)	Repayments by the investment manager increased the total return by 0.08%. If the investment manager had not made repayments, total return would have been 6.12%.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $20.97 and 5.15%, respectively.
(k)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.85 and 4.75%, respectively.
(l)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.85 and 4.75%, respectively.
(m)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 7.95%.
(n)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 7.57%.
(o)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 7.51%.
(p)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and the total return would have been $19.91 and 19.21%, respectively.
(q)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and the total return would have been $17.01 and 18.31%, respectively.
(r)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.49%.
(s)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 34.46%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  47

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
PEA Target Fund

Class A
12/31/2004+	$17.17	$(0.06	)(a)	$1.21	(a)	$1.15	$0.00	$0.00	$0.00
06/30/2004	13.34	(0.12	)(a)	3.95	(a)	3.83	0.00	0.00	0.00
06/30/2003	13.32	(0.08	)(a)	0.10	(a)	0.02	0.00	0.00	0.00
06/30/2002	19.31	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00	0.00
06/30/2001	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)	0.00	(4.03)	0.00
06/30/2000	17.72	(0.23	)(a)	15.45	(a)	15.22	0.00	(1.80)	0.00
Class B
12/31/2004+	$15.07	$(0.10	)(a)	$1.05	(a)	$0.95	$0.00	$0.00	$0.00
06/30/2004	11.80	(0.21	)(a)	3.48	(a)	3.27	0.00	0.00	0.00
06/30/2003	11.86	(0.15	)(a)	0.09	(a)	(0.06)	0.00	0.00	0.00
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00	0.00
06/30/2001	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)	0.00	(4.03)	0.00
06/30/2000	16.44	(0.39	)(a)	14.35	(a)	13.96	0.00	(1.80)	0.00
Class C
12/31/2004+	15.07	(0.10	)(a)	1.05	(a)	0.95	0.00	0.00	0.00
06/30/2004	11.79	(0.21	)(a)	3.49	(a)	3.28	0.00	0.00	0.00
06/30/2003	11.86	(0.15	)(a)	0.08	(a)	(0.07)	0.00	0.00	0.00
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00	0.00
06/30/2001	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)	0.00	(4.03)	0.00
06/30/2000	16.43	(0.38	)(a)	14.34	(a)	13.96	0.00	(1.80)	0.00

PEA Value Fund

Class A
12/31/2004+	$17.16	$0.07	(a)	$1.04	(a)	$1.11	$(0.07)	$(0.46)	$0.00
06/30/2004	12.71	0.10	(a)	4.41	(a)	4.51	(0.06)	0.00	0.00
06/30/2003	13.75	0.10	(a)	(0.56	)(a)	(0.46)	0.00	(0.58)	0.00
06/30/2002	16.12	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)	0.00
06/30/2001	11.38	0.13	(a)	4.70	(a)	4.83	(0.09)	0.00	0.00
06/30/2000	15.29	0.22	(a)	(1.33	)(a)	(1.11)	(0.23)	(2.57)	0.00
Class B
12/31/2004+	16.69	0.00	(a)	1.02	(a)	1.02	(0.02)	(0.46)	0.00
06/30/2004	12.42	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00	0.00
06/30/2003	13.55	0.01	(a)	(0.56	)(a)	(0.55)	0.00	(0.58)	0.00
06/30/2002	16.02	(0.03	)(a)	(0.53	)(a)	(0.56)	0.00	(1.91)	0.00
06/30/2001	11.36	0.02	(a)	4.69	(a)	4.71	(0.05)	0.00	0.00
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)	(0.13)	(2.57)	0.00
Class C
12/31/2004+	16.70	0.00	(a)	1.02	(a)	1.02	(0.02)	(0.46)	0.00
06/30/2004	12.43	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00	0.00
06/30/2003	13.55	0.01	(a)	(0.55	)(a)	(0.54)	0.00	(0.58)	0.00
06/30/2002	16.03	(0.03	)(a)	(0.54	)(a)	(0.57)	0.00	(1.91)	0.00
06/30/2001	11.36	0.02	(a)	4.70	(a)	4.72	(0.05)	0.00	0.00
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)	(0.13)	(2.57)	0.00

RCM Large-Cap Growth Fund

Class A
12/31/2004+	$12.13	$0.02	(a)	$0.50	(a)	$0.52	$(0.01)	$0.00	$0.00
06/30/2004	10.89	(0.02	)(a)	1.29	(a)	1.27	(0.03)	0.00	0.00
06/30/2003	10.94	0.02	(a)	(0.03	)(a)	(0.01)	(0.03)	0.00	(0.01)
02/05/2002 – 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00	0.00

48  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
PEA Target Fund

Class A
12/31/2004+	$0.00	$0.00	$18.32	(j)	6.70	%(j)	$213,401	1.21	%*(e)	(0.67)%*	48%
06/30/2004	0.00	0.00	17.17		28.71	(k)	209,123	1.21	(e)	(0.77)	96
06/30/2003	0.00	0.00	13.34		0.15		148,721	1.21	(e)	(0.71)	105
06/30/2002	0.00	0.00	13.32		(31.02)		198,054	1.21	(e)	(0.67)	114
06/30/2001	(4.03)	0.00	19.31		(27.78)		281,616	1.20		(0.75)	109
06/30/2000	(1.80)	0.00	31.14		90.36		305,304	1.21	(e)	(0.91)	99
Class B
12/31/2004+	$0.00	$0.00	$16.02	(f)	6.30	%(f)	$98,756	1.96	%*(d)	(1.44)%*	48%
06/30/2004	0.00	0.00	15.07		27.71	(l)	106,709	1.96	(d)	(1.52)	96
06/30/2003	0.00	0.00	11.80		(0.51)		105,896	1.96	(d)	(1.47)	105
06/30/2002	0.00	0.00	11.86		(31.56)		144,815	1.96	(d)	(1.41)	114
06/30/2001	(4.03)	0.00	17.33		(28.34)		246,999	1.95		(1.49)	109
06/30/2000	(1.80)	0.00	28.60		89.74		223,939	1.96	(d)	(1.66)	99
Class C
12/31/2004+	0.00	0.00	16.02	(f)	6.30	(f)	578,317	1.96	*(d)	(1.43)*	48
06/30/2004	0.00	0.00	15.07		27.82	(m)	600,439	1.96	(d)	(1.52)	96
06/30/2003	0.00	0.00	11.79		(0.59)		538,347	1.96	(d)	(1.46)	105
06/30/2002	0.00	0.00	11.86		(31.56)		685,003	1.96	(d)	(1.41)	114
06/30/2001	(4.03)	0.00	17.33		(28.31)		1,204,807	1.95		(1.50)	109
06/30/2000	(1.80)	0.00	28.59		89.79		1,676,384	1.96	(d)	(1.67)	99

PEA Value Fund

Class A
12/31/2004+	$(0.53)	$0.00	$17.74	(g)	6.54	%(g)	$1,221,769	1.11	%*(b)	0.80%*	22%
06/30/2004	(0.06)	0.00	17.16		35.58		867,400	1.11	(b)	0.61	67
06/30/2003	(0.58)	0.00	12.71		(2.80)		275,622	1.10		0.87	152
06/30/2002	(1.91)	0.00	13.75		(3.72)		226,825	1.10		0.59	190
06/30/2001	(0.09)	0.00	16.12		42.61		46,410	1.10		0.90	204
06/30/2000	(2.80)	0.00	11.38		(7.11)		19,087	1.11	(b)	1.76	196
Class B
12/31/2004+	(0.48)	0.00	17.23	(h)	6.13	(h)	573,954	1.86	*(c)	0.03 *	22
06/30/2004	(0.02)	0.00	16.69		34.55		475,577	1.86	(c)	(0.14)	67
06/30/2003	(0.58)	0.00	12.42		(3.53)		241,311	1.85		0.12	152
06/30/2002	(1.91)	0.00	13.55		(4.41)		202,258	1.85		(0.19)	190
06/30/2001	(0.05)	0.00	16.02		41.50		59,708	1.85		0.15	204
06/30/2000	(2.70)	0.00	11.36		(7.77)		26,908	1.86	(c)	1.02	196
Class C
12/31/2004+	(0.48)	0.00	17.24	(i)	6.14	(i)	896,913	1.86	*(c)	0.04 *	22
06/30/2004	(0.02)	0.00	16.70		34.53		699,047	1.86	(c)	(0.14)	67
06/30/2003	(0.58)	0.00	12.43		(3.45)		315,256	1.85		0.12	152
06/30/2002	(1.91)	0.00	13.55		(4.48)		266,741	1.85		(0.21)	190
06/30/2001	(0.05)	0.00	16.03		41.59		100,166	1.85		0.17	204
06/30/2000	(2.70)	0.00	11.36		(7.81)		53,756	1.86	(c)	1.02	196

RCM Large-Cap Growth Fund

Class A
12/31/2004+	$(0.01)	$0.00	$12.64		4.32%		$41,616	1.21	%*(e)	0.26%*	73%
06/30/2004	(0.03)	0.00	12.13		11.66		37,102	1.21	(e)	(0.13)	82
06/30/2003	(0.04)	0.00	10.89		(0.05)		19,560	1.20		0.15	25
02/05/2002 – 06/30/2002	0.00	0.00	10.94		(11.06)		681	1.20	*	(0.01)*	36

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(f)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 6.29%.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.11%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.73 and 6.43%, respectively.
(h)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.22 and 6.07%, respectively.
(i)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.23 and 6.07%, respectively.
(j)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 6.68%.
(k)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 28.69%.
(l)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.69%.
(m)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.80%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  49

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
RCM Large-Cap Growth Fund (Cont.)

Class B
12/31/2004+	$11.98	$(0.03	)(a)	$0.49	(a)	$0.46	$0.00	$0.00	$0.00
06/30/2004	10.80	(0.10	)(a)	1.28	(a)	1.18	0.00	0.00	0.00
06/30/2003	10.91	(0.07	)(a)	(0.02	)(a)	(0.09)	(0.02)	0.00	0.00
02/05/2002 – 06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)	0.00	0.00	0.00
Class C
12/31/2004+	12.00	(0.03	)(a)	0.49	(a)	0.46	0.00	0.00	0.00
06/30/2004	10.82	(0.11	)(a)	1.29	(a)	1.18	0.00	0.00	0.00
06/30/2003	10.90	(0.07	)(a)	(0.01	)(a)	(0.08)	0.00	0.00	0.00
02/05/2002 – 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)	0.00	0.00	0.00

RCM Mid-Cap Fund

Class A
12/31/2004+	$2.48	$(0.01	)(a)	$0.18	(a)	$0.17	$0.00	$0.00	$0.00
06/30/2004	2.04	(0.02	)(a)	0.46	(a)	0.44	0.00	0.00	0.00
06/30/2003	1.99	(0.02	)(a)	0.07	(a)	0.05	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)	(0.29)	0.00	0.00	0.00
Class B
12/31/2004+	2.47	(0.02	)(a)	0.17	(a)	0.15	0.00	0.00	0.00
06/30/2004	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00	0.00
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00	0.00
Class C
12/31/2004+	2.47	(0.02	)(a)	0.17	(a)	0.15	0.00	0.00	0.00
06/30/2004	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00	0.00
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00	0.00

RCM Tax-Managed Growth Fund

Class A
12/31/2004+	$10.76	$0.02	(a)	$0.40	(a)	$0.42	$0.00	$0.00	$0.00
06/30/2004	9.45	(0.03	)(a)	1.34	(a)	1.31	0.00	0.00	0.00
06/30/2003	9.44	(0.01	)(a)	0.02	(a)	0.01	0.00	0.00	0.00
02/05/2002 – 06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)	(0.92)	0.00	0.00	0.00
Class B
12/31/2004+	10.57	(0.02	)(a)	0.38	(a)	0.36	0.00	0.00	0.00
06/30/2004	9.35	(0.10	)(a)	1.32	(a)	1.22	0.00	0.00	0.00
06/30/2003	9.42	(0.07	)(a)	0.00	(a)	(0.07)	0.00	0.00	0.00
02/05/2002 – 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00	0.00
Class C
12/31/2004+	10.58	(0.02	)(a)	0.38	(a)	0.36	0.00	0.00	0.00
06/30/2004	9.35	(0.10	)(a)	1.33	(a)	1.23	0.00	0.00	0.00
06/30/2003	9.42	(0.08	)(a)	0.01	(a)	(0.07)	0.00	0.00	0.00
02/05/2002 – 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00	0.00

50  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
RCM Large-Cap Growth Fund (Cont.)

Class B
12/31/2004+	$0.00	$0.00	$12.44	3.84%	$8,464	1.96	%*(h)	(0.53	)%*	73%
06/30/2004	0.00	0.00	11.98	10.94	8,381	1.96	(h)	(0.89)		82
06/30/2003	(0.02)	0.00	10.80	(0.84)	4,384	1.95		(0.64)		25
02/05/2002 – 06/30/2002	0.00	0.00	10.91	(11.30)	161	1.95	*	(0.91	)*	36
Class C
12/31/2004+	0.00	0.00	12.46	3.83	7,780	1.96	*(h)	(0.52	)*	73
06/30/2004	0.00	0.00	12.00	10.93	7,821	1.96	(h)	(0.91)		82
06/30/2003	0.00	0.00	10.82	(0.73)	3,699	1.95		(0.68)		25
02/05/2002 – 06/30/2002	0.00	0.00	10.90	(11.38)	105	1.95	*	(0.92	)*	36

RCM Mid-Cap Fund

Class A
12/31/2004+	$0.00	$0.00	$2.65	6.85%	$3,205	1.24	%*(f)	(0.68	)%*	76%
06/30/2004	0.00	0.00	2.48	21.57	2,836	1.23	(b)	(0.78)		145
06/30/2003	0.00	0.00	2.04	2.51	847	1.23	(b)	(0.85)		132
02/05/2002 – 06/30/2002	0.00	0.00	1.99	(12.72)	124	1.22	*	(1.01	)*	142
Class B
12/31/2004+	0.00	0.00	2.62	6.07	1,576	1.99	*(g)	(1.47	)*	76
06/30/2004	0.00	0.00	2.47	21.08	2,083	1.98	(c)	(1.51)		145
06/30/2003	0.00	0.00	2.04	2.00	378	1.98	(c)	(1.58)		132
02/05/2002 – 06/30/2002	0.00	0.00	2.00	(12.28)	9	1.97	*	(1.81	)*	142
Class C
12/31/2004+	0.00	0.00	2.62	6.07	2,236	1.99	*(g)	(1.46	)*	76
06/30/2004	0.00	0.00	2.47	21.08	2,627	1.98	(c)	(1.53)		145
06/30/2003	0.00	0.00	2.04	2.00	775	1.98	(c)	(1.60)		132
02/05/2002 – 06/30/2002	0.00	0.00	2.00	(12.28)	40	1.97	*	(1.80	)*	142

RCM Tax-Managed Growth Fund

Class A
12/31/2004+	$0.00	$0.00	$11.18	3.90%	$15,000	1.36	%*(e)	0.38	%*	28%
06/30/2004	0.00	0.00	10.76	13.86	12,645	1.36	(e)	(0.26)		92
06/30/2003	0.00	0.00	9.45	0.11	2,875	1.35		(0.10)		74
02/05/2002 – 06/30/2002	0.00	0.00	9.44	(8.88)	262	1.35	*	(0.31	)*	68
Class B
12/31/2004+	0.00	0.00	10.93	3.41	6,707	2.11	*(d)	(0.42	)*	28
06/30/2004	0.00	0.00	10.57	13.05	7,310	2.11	(d)	(1.00)		92
06/30/2003	0.00	0.00	9.35	(0.74)	1,442	2.10		(0.84)		74
02/05/2002 – 06/30/2002	0.00	0.00	9.42	(9.07)	14	2.10	*	(0.92	)*	68
Class C
12/31/2004+	0.00	0.00	10.94	3.40	9,259	2.11	*(d)	(0.41	)*	28
06/30/2004	0.00	0.00	10.58	13.16	9,758	2.10		(0.99)		92
06/30/2003	0.00	0.00	9.35	(0.74)	614	2.10		(0.85)		74
02/05/2002 – 06/30/2002	0.00	0.00	9.42	(9.07)	9	2.10	*	(0.92	)*	68

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.22%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.97%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  51

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund		NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund
Assets:

Investments, at value	$0	$1,053,535		$864,560	$7,899	$2,919	$539,251	$18,645	$3,312,561
Investments in Affiliates, at value	233,095	0		0	0	0	5,000	0	0
Repurchase agreement, at value	0	0		0	1,133	0	0	0	0
Cash	0	0		0	1	1	1	2	2,621
Security lending interest receivable	0	20		11	0	0	10	0	80
Receivable for investments sold	0	0		0	0	0	0	0	8,732
Receivable for investments in Affiliates sold	276	0		0	0	0	0	0	0
Receivable for Fund shares sold	557	1,039		1,615	4	99	3,169	59	11,411
Interest and dividends receivable	0	809		656	8	2	1,469	64	6,359
Interest and dividends receivable from Affiliates	236	0		0	0	0	0	0	0

	234,164	1,055,403		866,842	9,045	3,021	548,900	18,770	3,341,764

Liabilities:

Payable for investments purchased	$0	$2,574		$15,921	$0	$0	$3,695	$87	$14,553
Payable for investments in Affiliates purchased	236	0		0	0	0	0	0	0
Overdraft due to Custodian	200	0		0	0	0	0	0	0
Written options outstanding	0	0		0	0	0	0	0	0
Payable for Fund shares redeemed	369	881		5,651	0	0	1,611	3	11,059
Payable for collateral for securities on loan	0	153,877		53,163	0	0	94,984	0	229,149
Accrued investment advisory fee	0	360		316	5	1	174	7	1,639
Accrued administration fee	83	252		223	3	1	174	7	1,002
Accrued distribution fee	125	172		141	3	1	136	6	703
Accrued servicing fee	51	85		77	2	0	77	3	532
Other liabilities	0	0		0	0	0	7	0	0

	1,064	158,201		75,492	13	3	100,858	113	258,637

Net Assets	$233,100	$897,202		$791,350	$9,032	$3,018	$448,042	$18,657	$3,083,127

Net Assets Consist of:

Paid in capital	$212,178	$822,437		$738,753	$7,639	$2,591	$393,002	$16,441	$2,304,005
Undistributed (overdistributed) net investment income	1,483	23		44	254	12	2,972	477	45,331
Accumulated undistributed net realized gain (loss)	(4,104)	(73,407)		(97,349)	61	(13)	6,668	(293)	(15,629)
Net unrealized appreciation (depreciation)	23,543	148,149		149,902	1,078	428	45,400	2,032	749,420

	$233,100	$897,202		$791,350	$9,032	$3,018	$448,042	$18,657	$3,083,127

Net Assets:

Class A	$43,562	$197,027		$164,256	$2,272	$432	$146,986	$5,336	$1,419,698
Class B	70,609	70,774		63,621	1,599	942	68,185	3,354	342,496
Class C	116,575	106,773		84,304	3,277	331	139,756	5,175	602,241
Other Classes	2,354	522,628		479,169	1,884	1,313	93,115	4,792	718,692

Shares Issued and Outstanding:

Class A	3,881	11,120		6,962	138	33	11,025	343	49,220
Class B	6,328	4,243		2,863	99	74	5,158	217	12,194
Class C	10,447	6,388		3,792	203	26	10,578	335	21,409

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$11.22	$17.72		$23.59	$16.42	$12.95	$13.33	$15.56	$28.84
Class B	11.16	16.68		22.23	16.15	12.71	13.22	15.44	28.09
Class C	11.16	16.71		22.23	16.15	12.70	13.21	15.44	28.13

Cost of Investments Owned	$0	$905,431		$714,680	$6,821	$2,491	$493,898	$16,614	$2,563,228

Cost of Investments in Affiliates Owned	$209,552	$0		$0	$0	$0	$5,000	$0	$0

Cost of Repurchase Agreement	$0	$0	$		$1,133	$0	$0	$0	$0

52  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands, except per share amounts	PEA Growth & Income Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund
Assets:

Investments, at value	$92,648	$835,548	$358,510	$1,102,464	$3,269,042	$613,219	$166,587	$42,207
Investments in Affiliates, at value	0	0	0	0	0	0	0	0
Repurchase agreement, at value	0	0	0	0	522,756	0	0	0
Cash	23	528	0	356	1	51	0	1
Security lending interest receivable	2	16	24	23	38	10	2	0
Receivable for investments sold	0	0	2,292	0	0	6,967	42,830	0
Receivable for investments in Affiliates sold	0	0	0	0	0	0	0	0
Receivable for Fund shares sold	61	269	194	420	18,203	24,662	120	91
Interest and dividends receivable	123	787	18	434	4,238	390	116	44
Interest and dividends receivable from Affiliates	0	0	0	0	0	0	0	0

	92,857	837,148	361,038	1,103,697	3,814,278	645,299	209,655	42,343

Liabilities:

Payable for investments purchased	$0	$0	$388	$0	$0	$1,513	$548	$25
Payable for investments in Affiliates purchased	0	0	0	0	0	0	0	0
Overdraft due to Custodian	0	0	284	0	0	0	41,334	0
Written options outstanding	0	246	0	720	0	0	0	0
Payable for Fund shares redeemed	85	3,269	1,158	2,796	6,408	15,501	114	60
Payable for collateral for securities on loan	8,092	114,597	61,236	145,793	251,496	82,088	17,237	3,777
Accrued investment advisory fee	46	325	172	471	1,408	216	80	21
Accrued administration fee	36	259	100	334	1,194	166	53	16
Accrued distribution fee	33	417	128	456	1,000	28	3	11
Accrued servicing fee	17	161	56	200	694	28	2	8
Other liabilities	0	0	0	0	0	0	0	1

	8,309	119,274	63,522	150,770	262,200	99,540	59,371	3,919

Net Assets	$84,548	$717,874	$297,516	$952,927	$3,552,078	$545,759	$150,284	$38,424

Net Assets Consist of:

Paid in capital	$107,294	$921,579	$318,907	$995,665	$3,128,956	$521,656	$491,528	$47,466
Undistributed (overdistributed) net investment income	136	217	(2,075)	(5,379)	2,644	187	(247)	13
Accumulated undistributed net realized gain (loss)	(34,159)	(359,206)	(70,924)	(280,983)	7,542	(42,772)	(358,174)	(15,662)
Net unrealized appreciation (depreciation)	11,277	155,284	51,608	243,624	412,936	66,688	17,177	6,607

	$84,548	$717,874	$297,516	$952,927	$3,552,078	$545,759	$150,284	$38,424

Net Assets:

Class A	$26,006	$97,279	$59,397	$213,402	$1,221,769	$41,616	$3,205	$15,000
Class B	22,470	51,944	22,302	98,754	573,954	8,464	1,576	6,707
Class C	27,216	561,698	168,678	578,318	896,913	7,780	2,236	9,259
Other Classes	8,856	6,953	47,139	62,453	859,442	487,899	143,267	7,458

Shares Issued and Outstanding:

Class A	3,235	4,633	2,621	11,649	68,884	3,293	1,211	1,342
Class B	2,837	2,906	1,228	6,164	33,312	680	601	613
Class C	3,439	31,424	9,288	36,109	52,035	624	855	846

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$8.04	$20.98	$22.66	$18.32	$17.74	$12.64	$2.65	$11.18
Class B	7.92	17.86	18.17	16.02	17.23	12.44	2.62	10.93
Class C	7.91	17.87	18.16	16.02	17.24	12.46	2.62	10.94

Cost of Investments Owned	$81,375	$680,244	$306,918	$858,400	$2,856,115	$546,547	$149,412	$35,600

Cost of Investments in Affiliates Owned	$0	$0	$0	$0	$0	$0	$0	$0

Cost of Repurchase Agreement	$0	$0	$0	$0	$522,756	$0	$0	$0

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  53

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund
Investment Income:

Interest	$0	$238	$195	$3	$1	$116	$4	$719
Dividends, net of foreign taxes	0	8,014	3,755	66	18	6,209	221	39,345
Income from Affiliate Investments	4,153	0	0	0	0	14	0	13
Security lending income	0	39	20	0	0	10	0	133
Miscellaneous income	1	0	0	0	0	0	0	1

Total Income	4,154	8,291	3,970	69	19	6,349	225	40,211

Expenses:

Investment advisory fees	0	1,933	1,624	23	6	826	35	8,162
Administration fees	429	1,339	1,136	16	5	818	34	5,029
Distribution fees – Class B	247	257	229	4	3	220	10	1,229
Distribution fees – Class C	401	378	288	9	1	418	17	2,131
Servicing fees – Class A	50	222	185	2	1	145	5	1,575
Servicing fees – Class B	82	86	76	2	1	73	3	410
Servicing fees – Class C	134	126	96	3	1	139	5	711
Distribution and/or servicing fees – Other Classes	0	309	264	0	0	3	0	331
Trustees’ fees	0	28	24	0	0	11	0	85
Interest expense	0	0	4	0	0	0	0	0

Total Expenses	1,343	4,678	3,926	59	18	2,653	109	19,663

Waiver by Manager	(2)	0	0	0	0	0	0	0

Net Expenses	1,341	4,678	3,926	59	18	2,653	109	19,663

Net Investment Income (Loss)	2,813	3,613	44	10	1	3,696	116	20,548

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	0	15,795	20,753	424	2	9,261	301	48,148
Net realized (loss) on Affiliate Investments	(66)	0	0	0	0	0	0	0
Net realized gain (loss) on options	0	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying Funds	1,532	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	0	55,014	53,082	479	249	21,417	1,399	272,974
Net change in unrealized appreciation on Affiliate Investments	10,383	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	0	0	0	0	0	0	0

Net Gain	11,849	70,809	73,835	903	251	30,678	1,700	321,122

Net Increase from Repayment by Investment Manager	$0	$0	$0	$0	$0	$0	$0	$0

Net Increase in Net Assets Resulting from Operations	$14,662	$74,422	$73,879	$913	$252	$34,374	$1,816	$341,670

54  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	PEA Growth & Income Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Investment Income:

Interest	$9	$36	$32	$172	$2,745	$99	$17	$6
Dividends, net of foreign taxes	1,035	5,730	269	2,090	25,250	3,695	494	305
Income from Affiliate Investments	0	0	0	0	2	0	0	0
Security lending income	3	68	63	62	188	48	5	2
Miscellaneous income	0	0	0	0	0	0	0	0

Total Income	1,047	5,834	364	2,324	28,185	3,842	516	313

Expenses:

Investment advisory fees	254	1,806	933	2,519	6,989	1,193	441	110
Administration fees	201	1,441	538	1,789	5,961	915	289	87
Distribution fees – Class B	85	197	81	364	1,933	31	6	26
Distribution fees – Class C	103	2,127	604	2,097	2,943	28	7	35
Servicing fees – Class A	31	120	71	251	1,290	48	3	17
Servicing fees – Class B	28	66	27	121	644	10	2	8
Servicing fees – Class C	34	710	201	699	981	9	3	12
Distribution and/or servicing fees – Other Classes	2	0	4	2	696	188	1	4
Trustees’ fees	3	21	10	30	95	17	6	1
Interest expense	0	7	0	0	1	0	5	0

Total Expenses	741	6,495	2,469	7,872	21,533	2,439	763	300

Waiver by Manager	0	0	0	0	0	0	0	0

Net Expenses	741	6,495	2,469	7,872	21,533	2,439	763	300

Net Investment Income (Loss)	306	(661)	(2,105)	(5,548)	6,652	1,403	(247)	13

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	1,010	37,547	10,462	17,015	103,628	1,163	5,313	(9)
Net realized (loss) on Affiliate Investments	0	0	0	0	0	0	0	0
Net realized gain (loss) on options	0	895	0	(478)	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	344	0	0	0
Net capital gain distributions received from Underlying Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	3,635	(7,451)	11,018	43,311	108,697	18,684	2,039	1,323
Net change in unrealized appreciation on Affiliate Investments	0	0	0	0	0	0	0	0
Net change in unrealized (depreciation) on options	0	(27)	0	(453)	0	0	0	0

Net Gain	4,645	30,964	21,480	59,395	212,669	19,847	7,352	1,314

Net Increase from Repayment by Investment Manager	$39	$877	$30	$169	$1,230	$0	$0	$0

Net Increase in Net Assets Resulting from Operations	$4,990	$31,180	$19,405	$54,016	$220,551	$21,250	$7,105	$1,327

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  55

Statements of Changes in Net Assets

	Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,813	$2,671	$3,613	$(289)	$44	$(1,790)	$10	$0
Net realized gain (loss)	0	0	15,795	105,630	20,753	136,943	424	364
Net realized gain (loss) on Affiliate Investments	(66)	(1,129)	0	0	0	0	0	0
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying Funds	1,532	268	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	0	0	55,014	15,892	53,082	5,825	479	393
Net change in unrealized appreciation on Affiliate Investments	10,383	16,757	0	0	0	0	0	0

Net increase resulting from operations	14,662	18,567	74,422	121,233	73,879	140,978	913	757

Distributions to Shareholders:

From net investment income
Class A	(484)	(498)	(784)	0	0	0	0	(2)
Class B	(563)	(580)	(57)	0	0	0	0	(1)
Class C	(932)	(979)	(106)	0	0	0	0	(1)
Other Classes	(30)	(124)	(2,643)	0	0	0	0	(5)

From net realized capital gains
Class A	0	0	0	0	0	0	(104)	(25)
Class B	0	0	0	0	0	0	(68)	(19)
Class C	0	0	0	0	0	0	(154)	(19)
Other Classes	0	0	0	0	0	0	(89)	(42)

Total Distributions	(2,009)	(2,181)	(3,590)	0	0	0	(415)	(114)

Fund Share Transactions:

Receipts for shares sold
Class A	11,173	29,878	28,068	41,117	25,923	54,120	930	1,569
Class B	10,503	49,202	3,853	15,258	3,570	12,022	661	1,182
Class C	22,313	66,980	8,562	25,840	6,040	13,594	1,136	2,059
Other Classes	568	2,792	40,069	107,760	67,884	160,791	37	100
Issued in reorganization
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	395	415	485	0	0	0	75	18
Class B	410	431	44	0	0	0	52	17
Class C	765	806	84	0	0	0	137	16
Other Classes	12	99	2,559	0	0	0	89	46
Cost of shares redeemed							(403)	(222)
Class A	(6,097)	(8,865)	(21,146)	(38,564)	(23,081)	(43,901)	(414)	(98)
Class B	(6,800)	(6,830)	(9,611)	(17,503)	(9,905)	(16,710)	(278)	(187)
Class C	(13,193)	(14,919)	(11,646)	(24,148)	(8,556)	(19,950)	(9)	(44)
Other Classes	(337)	(17,752)	(94,297)	(81,321)	(95,745)	(168,503)	2,013	4,456
Net increase (decrease) resulting from Fund share transactions	19,712	102,237	(52,976)	28,440	(33,870)	(8,537)

Fund Redemption Fee	19	42	8	4	3	9	0	1

Total Increase in Net Assets	32,384	(118,665)	17,864	149,677	40,012	132,450	2,511	5,100

Net Assets:

Beginning of period	200,716	82,051	879,338	729,661	751,338	618,888	6,521	1,421

End of period*	$233,100	$200,716	$897,202	$879,338	$791,350	$751,338	$9,032	$6,521

* Including undistributed (overdistributed) net investment income of:	$1,483	$679	$23	$0	$44	$0	$254	$244

56  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

	NACM Growth Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1	$(13)	$3,696	$3,903	$116	$92	$20,548	$37,280
Net realized gain (loss)	2	100	9,261	6,102	301	636	48,148	152,213
Net realized gain (loss) on Affiliate Investments	0	0	0	0	0	0	0	0
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0
Net capital gain distributions received from Underlying Funds	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	249	42	21,417	19,658	1,399	465	272,974	339,937
Net change in unrealized appreciation on Affiliate Investments	0	0	0	0	0	0	0	0

Net increase resulting from operations	252	129	34,374	29,663	1,816	1,193	341,670	529,430

Distributions to Shareholders:

From net investment income
Class A	0	0	(1,464)	(954)	(34)	(25)	(19,060)	(10,698)
Class B	0	0	(503)	(427)	(13)	(5)	(3,616)	(2,454)
Class C	0	0	(1,031)	(686)	(21)	(13)	(6,389)	(4,218)
Other Classes	0	0	(1,086)	(1,195)	(40)	(49)	(9,939)	(3,931)

From net realized capital gains
Class A	(9)	(5)	(1,538)	(280)	(188)	0	(73,447)	(9,255)
Class B	(19)	(6)	(725)	(215)	(121)	0	(18,383)	(3,006)
Class C	(7)	(3)	(1,453)	(325)	(184)	0	(32,216)	(5,061)
Other Classes	(28)	(12)	(933)	(318)	(172)	0	(35,104)	(3,050)

Total Distributions	(63)	(26)	(8,733)	(4,400)	(773)	(92)	(198,154)	(41,673)

Fund Share Transactions:

Receipts for shares sold
Class A	165	529	55,991	77,560	1,542	4,283	268,487	602,763
Class B	295	738	18,037	42,970	1,219	1,967	11,096	54,842
Class C	84	540	49,493	71,621	2,205	3,067	30,770	138,006
Other Classes	0	0	16,754	34,005	1,211	902	217,886	293,402

Issued in reorganization
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	7	4	2,170	931	188	23	71,993	15,005
Class B	17	5	818	408	103	4	17,328	4,286
Class C	5	1	1,723	736	149	10	25,237	5,944
Other Classes	28	12	2,010	1,502	212	49	41,694	6,172

Cost of shares redeemed	(237)	(145)	(8,171)	(8,923)	(417)	(1,245)	(166,105)	(325,931)
Class A	(95)	(240)	(5,910)	(5,252)	(241)	(254)	(30,771)	(50,223)
Class B	(131)	(308)	(7,483)	(8,852)	(1,075)	(485)	(45,537)	(85,447)
Class C	0	0	(6,019)	(6,700)	(217)	(449)	(45,859)	(126,569)
Other Classes	138	1,136	119,413	200,006	4,879	7,872	396,219	532,250
Net increase (decrease) resulting from Fund share transactions

Fund Redemption Fee	0	1	25	19	4	2	71	18

Total Increase in Net Assets	327	1,240	145,079	225,288	5,926	8,975	539,806	1,020,025

Net Assets:

Beginning of period	2,691	1,451	302,963	77,675	12,731	3,756	2,543,321	1,523,296

End of period*	$3,018	$2,691	$448,042	$302,963	$18,657	$12,731	$3,083,127	$2,543,321

* Including undistributed (overdistributed) net investment income of:	$12	$11	$2,972	$3,360	$477	$469	$45,331	$63,787

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  57

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth & Income Fund		PEA Growth Fund		PEA Opportunity Fund		PEA Target Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$306	$633	$(661)	$(7,851)	$(2,105)	$(4,439)	$(5,548)	$(12,638)
Net realized gain (loss)	1,010	8,436	38,442	84,946	10,462	95,924	16,537	140,500
Net increase from repayments by Investment Manager	39	0	877	1,413	30	34	169	162
Net change in unrealized appreciation (depreciation)	3,635	4,051	(7,478)	64,273	11,018	871	42,858	101,856

Net increase resulting from operations	4,990	13,120	31,180	142,781	19,405	92,390	54,016	229,880

Distributions to Shareholders:

From net investment income
Class A	(111)	(330)	0	0	0	0	0	0
Class B	(35)	(150)	0	0	0	0	0	0
Class C	(43)	(188)	0	0	0	0	0	0
Other Classes	(20)	(164)	0	0	0	0	0	0

From net realized capital gains
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	(209)	(832)	0	0	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	2,741	12,170	6,303	33,410	4,459	29,379	19,894	72,864
Class B	1,286	9,844	1,777	8,225	1,354	12,114	1,524	12,984
Class C	1,352	10,787	3,743	17,689	2,693	21,527	6,333	28,821
Other Classes	547	4,109	267	7,298	5,315	53,105	2,215	7,909
Issued in reorganization
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	89	265	0	0	0	0	0	0
Class B	28	124	0	0	0	0	0	0
Class C	37	156	0	0	0	0	0	0
Other Classes	19	152	0	0	0	0	0	0

Cost of shares redeemed
Class A	(3,567)	(13,848)	(15,255)	(44,278)	(9,943)	(29,093)	(28,651)	(57,706)
Class B	(3,927)	(6,519)	(9,668)	(27,033)	(3,583)	(7,158)	(14,697)	(39,046)
Class C	(4,305)	(10,152)	(77,433)	(166,176)	(18,729)	(39,191)	(60,472)	(110,485)
Other Classes	(2,170)	(3,874)	(1,486)	(18,154)	(17,717)	(81,072)	(6,252)	(6,749)
Net increase (decrease) resulting from Fund share transactions	(7,870)	3,214	(91,752)	(189,019)	(36,151)	(40,389)	(80,106)	(91,408)
Fund Redemption Fee	3	3	7	7	2	16	13	11

Total Increase in Net Assets	(3,086)	15,505	(60,565)	(46,231)	(16,744)	52,017	(26,077)	138,483

Net Assets:

Beginning of period	87,634	72,129	778,439	824,670	314,260	262,243	979,004	840,521

End of period*	$84,548	$87,634	$717,874	$778,439	$297,516	$314,260	$952,927	$979,004

* Including undistributed (overdistributed) net investment income of:	$136	$0	$217	$1	$(2,075)	$0	$(5,379)	$0

58  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	PEA Value Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,652	$4,483	$1,403	$848	$(247)	$(924)	$13	$(162)
Net realized gain (loss)	103,972	237,792	1,163	14,004	5,313	55,282	(9)	2,338
Net increase from repayments by Investment Manager	1,230	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	108,697	201,084	18,684	42,766	2,039	(5,770)	1,323	1,222

Net increase resulting from operations	220,551	443,359	21,250	57,618	7,105	48,588	1,327	3,398

Distributions to Shareholders:

From net investment income
Class A	(4,979)	(1,814)	(48)	(60)	0	0	0	0
Class B	(556)	(416)	0	(1)	0	0	0	0
Class C	(989)	(569)	0	(2)	0	0	0	0
Other Classes	(3,278)	(1,135)	(1,168)	(1,738)	0	0	0	0

From net realized capital gains
Class A	(30,081)	0	0	0	0	0	0	0
Class B	(14,779)	0	0	0	0	0	0	0
Class C	(22,984)	0	0	0	0	0	0	0
Other Classes	(21,771)	0	0	0	0	0	0	0

Total Distributions	(99,417)	(3,934)	(1,216)	(1,801)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	396,868	558,210	10,021	35,143	652	2,196	3,152	7,304
Class B	99,192	190,889	849	5,720	293	1,922	48	812
Class C	216,651	339,459	933	7,329	407	2,386	277	1,700
Other Classes	406,047	507,144	73,361	186,650	10,982	36,248	746	1,412
Issued in reorganization
Class A	0	0	0	0	0	0	0	5,293
Class B	0	0	0	0	0	0	0	5,694
Class C	0	0	0	0	0	0	0	8,660
Other Classes	0	0	0	0	0	0	0	622
Issued as reinvestment of distributions
Class A	29,363	1,559	46	58	0	0	0	0
Class B	12,514	342	0	1	0	0	0	0
Class C	18,239	455	0	1	0	0	0	0
Other Classes	22,765	1,048	1,090	1,633	0	0	0	0
Cost of shares redeemed
Class A	(113,565)	(103,571)	(7,296)	(20,401)	(489)	(531)	(1,388)	(3,986)
Class B	(31,615)	(54,659)	(1,060)	(2,401)	(834)	(410)	(846)	(1,257)
Class C	(65,913)	(85,467)	(1,234)	(3,826)	(858)	(817)	(1,062)	(1,934)
Other Classes	(233,661)	(96,199)	(109,748)	(159,587)	(100,009)	(86,559)	(725)	(1,916)
Net increase (decrease) resulting from Fund share transactions	756,885	1,259,210	(33,038)	50,320	(89,856)	(45,565)	202	22,404
Fund Redemption Fee	360	284	11	47	1	2	0	1

Total Increase in Net Assets	878,379	1,698,919	(12,993)	106,184	(82,750)	3,025	1,529	25,803

Net Assets:

Beginning of period	2,673,699	974,780	558,752	452,568	233,034	230,009	36,895	11,092

End of period*	$3,552,078	$2,673,699	$545,759	$558,752	$150,284	$233,034	$38,424	$36,895

* Including undistributed (overdistributed) net investment income of:	$2,644	$4,564	$187	$0	$(247)	$0	$13	$0

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  59

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually.

Dividends from net investment income, if any, of the Asset Allocation, NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

60  PIMCO Funds Semi-Annual Report  |  12.31.04

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund — $3,227; NACM Flex-Cap Value Fund — $209; NFJ Dividend Value Fund — $13,040; NFJ Small-Cap Value Fund — $83,766; PEA Growth & Income Fund — $6,047; PEA Growth Fund — $12,088; PEA Target Fund — $11,220; PEA Value Fund — $138,583; RCM Large-Cap Growth Fund — $14,973; and RCM Tax-Managed Growth Fund — $2,974.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $127,543. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

12.31.04  |  PIMCO Funds Semi-Annual Report  61

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisor and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
Fund	All Classes	Inst’l Class		Admin. Class	Class A, B and C(2)	Class D	Class R
Asset Allocation Fund	0.00%	0.15	%(1)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.50%
CCM Mid-Cap Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.50%
NACM Flex-Cap Value Fund	0.65%	0.30%		0.30%	0.50%	0.50%	N/A
NACM Growth Fund	0.50%	0.30%		0.30%	0.50%	0.50%	N/A
NFJ Dividend Value Fund	0.45%	0.25%		0.25%	0.50%	0.50%	0.50%
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A	0.50%	0.50%	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%		0.25%	0.40%	0.40%	0.50%
PEA Growth Fund	0.50%	0.25%		0.25%	0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%		0.25%	0.50%	0.50%	0.50%
PEA Opportunity Fund	0.65%	0.25%		0.25%	0.40%	N/A	N/A
PEA Target Fund	0.55%	0.25%		0.25%	0.40%	0.40%	N/A
PEA Value Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.50%
RCM Large-Cap Growth Fund	0.45%	0.30%		0.30%	0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%		0.30%	0.50%	0.50%	0.50%
RCM Tax-Managed Growth Fund	0.60%	0.30%		N/A	0.50%	0.50%	N/A

(1)	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.
(2)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

62  PIMCO Funds Semi-Annual Report  |  12.31.04

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $2,194,016 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class B	Class C
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	12/31/2004
NACM Flex-Cap Value Fund	$84	$0	$0
NACM Growth Fund	84	0	0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the

12.31.04  |  PIMCO Funds Semi-Annual Report  63

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
Asset Allocation Fund	$28,460	$6,212
CCM Capital Appreciation Fund	473,053	529,753
CCM Mid-Cap Fund	428,775	476,429
NACM Flex-Cap Value Fund	6,824	6,077
NACM Growth Fund	3,574	3,711
NFJ Dividend Value Fund	164,164	54,817
NFJ Large-Cap Value Fund	6,245	2,390
NFJ Small-Cap Value Fund	373,950	239,907
PEA Growth & Income Fund	9,077	16,474
PEA Growth Fund	109,750	200,927
PEA Opportunity Fund	221,820	259,328
PEA Target Fund	422,741	491,323
PEA Value Fund	1,021,425	602,460
RCM Large-Cap Growth Fund	374,088	418,638
RCM Mid-Cap Fund	119,019	206,794
RCM Tax-Managed Growth Fund	9,967	10,275

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	PEA Growth Fund	PEA Target Fund
	Premium
Balance at 06/30/2004	$0	$0
Sales	1,593	2,417
Closing Buys	(1,296)	(2,150)
Expirations	(78)	0

Balance at 12/31/2004	$219	$267

6. Underlying Funds

The Asset Allocation Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Adviser, a wholly owned indirect subsidiary of Allianz Global Investors of America L.P., serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company LLC (“PIMCO”), is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the Underlying Bond Funds.

7. Risk Factors of the Asset Allocation Fund

Investing in the Underlying Funds through the Asset Allocation Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

64  PIMCO Funds Semi-Annual Report  |  12.31.04

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

8. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Asset Allocation Fund	$24,759	$(1,216)	$23,543
CCM Capital Appreciation Fund	152,170	(4,066)	148,104
CCM Mid-Cap Fund	150,889	(1,009)	149,880
NACM Flex-Cap Value Fund	1,097	(19)	1,078
NACM Growth Fund	439	(11)	428
NFJ Dividend Value Fund	51,359	(6,006)	45,353
NFJ Large-Cap Value Fund	2,247	(216)	2,031
NFJ Small-Cap Value Fund	757,419	(8,086)	749,333
PEA Growth & Income Fund	12,704	(1,431)	11,273
PEA Growth Fund	169,323	(14,019)	155,304
PEA Opportunity Fund	55,004	(3,412)	51,592
PEA Target Fund	249,925	(5,861)	244,064
PEA Value Fund	449,887	(36,960)	412,927
RCM Large-Cap Growth Fund	68,041	(1,369)	66,672
RCM Mid-Cap Fund	18,799	(1,624)	17,175
RCM Tax-Managed Growth Fund	6,848	(241)	6,607

12.31.04  |  PIMCO Funds Semi-Annual Report  65

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Mid-Cap Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	1,053	$11,173	2,917	$29,878	1,706	$28,068	2,671	$41,117	1,216	$25,923	2,754	$54,120
Class B	993	10,503	4,886	49,202	250	3,853	1,057	15,258	178	3,570	651	12,022
Class C	2,113	22,313	6,599	66,980	558	8,562	1,779	25,840	293	6,040	739	13,594
Other Classes	53	568	276	2,792	2,428	40,069	6,921	107,761	3,107	67,884	7,826	160,791

Issued as reinvestment of distributions

Class A	36	395	40	415	28	485	0	0	0	0	0	0
Class B	37	410	41	431	3	44	0	0	0	0	0	0
Class C	69	765	77	806	5	84	0	0	0	0	0	0
Other Classes	1	12	10	99	143	2,559	0	0	0	0	0	0

Cost of shares redeemed

Class A	(567)	(6,097)	(856)	(8,865)	(1,317)	(21,146)	(2,489)	(38,564)	(1,080)	(23,081)	(2,245)	(43,901)
Class B	(646)	(6,800)	(671)	(6,830)	(632)	(9,611)	(1,186)	(17,503)	(498)	(9,905)	(900)	(16,710)
Class C	(1,256)	(13,193)	(1,455)	(14,919)	(765)	(11,646)	(1,632)	(24,148)	(435)	(8,556)	(1,056)	(19,950)
Other Classes	(31)	(337)	(1,709)	(17,752)	(5,734)	(94,297)	(5,151)	(81,321)	(4,570)	(95,745)	(8,248)	(168,503)

Net increase (decrease) resulting from Fund share transactions	1,855	$19,712	10,155	$102,237	(3,327)	$(52,976)	1,970	$28,440	(1,789)	$(33,870)	(479)	$(8,537)

	NFJ Small-Cap Value Fund				PEA Growth & Income Fund				PEA Growth Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	9,613	$268,487	24,974	$602,763	357	$2,741	1,719	$12,170	330	$6,303	1,806	$33,410
Class B	403	11,096	2,422	54,842	171	1,286	1,397	9,844	107	1,777	514	8,225
Class C	1,114	30,770	6,057	138,006	182	1,352	1,532	10,787	228	3,743	1,095	17,689
Other Classes	7,663	217,886	11,837	293,402	73	547	553	4,109	15	267	424	7,298

Issued as reinvestment of distributions

Class A	2,489	71,993	621	15,005	11	89	36	265	0	0	0	0
Class B	616	17,328	181	4,286	4	28	17	124	0	0	0	0
Class C	896	25,237	250	5,944	5	37	22	156	0	0	0	0
Other Classes	1,421	41,694	252	6,172	3	19	21	152	0	0	0	0

Cost of shares redeemed

Class A	(6,009)	(166,105)	(13,134)	(325,931)	(473)	(3,567)	(1,969)	(13,848)	(789)	(15,255)	(2,369)	(44,278)
Class B	(1,142)	(30,771)	(2,068)	(50,223)	(529)	(3,927)	(907)	(6,519)	(590)	(9,668)	(1,689)	(27,033)
Class C	(1,695)	(45,537)	(3,511)	(85,447)	(583)	(4,305)	(1,400)	(10,152)	(4,686)	(77,433)	(10,295)	(166,176)
Other Classes	(1,651)	(45,859)	(5,127)	(126,569)	(280)	(2,170)	(524)	(3,874)	(84)	(1,486)	(1,058)	(18,154)

Net increase (decrease) resulting from Fund share transactions	13,718	$396,219	22,754	$532,250	(1,059)	$(7,870)	497	$3,214	(5,469)	$(91,752)	(11,572)	$(189,019)

66  PIMCO Funds Semi-Annual Report  |  12.31.04

	NACM Flex-Cap Value Fund				NACM Growth Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	58	$930	112	$1,569	13	$165	45	$529	4,406	$55,991	6,533	$77,560	104	$1,542	305	$4,283
Class B	43	661	84	1,182	24	295	63	738	1,432	18,037	3,692	42,970	82	1,219	141	1,967
Class C	73	1,136	144	2,059	8	84	45	540	3,915	49,493	6,097	71,621	150	2,205	223	3,067
Other Classes	3	37	7	100	0	0	0	0	1,280	16,754	2,798	34,005	80	1,211	65	902

Issued as reinvestment of distributions

Class A	5	75	1	18	1	7	0	4	165	2,170	79	931	12	188	2	23
Class B	3	52	1	17	1	17	0	5	63	818	35	408	7	103	0	4
Class C	9	137	1	16	0	5	0	1	132	1,723	63	736	10	149	1	10
Other Classes	6	89	3	46	2	28	1	12	152	2,010	125	1,502	14	212	4	49

Cost of shares redeemed

Class A	(26)	(403)	(15)	(222)	(21)	(237)	(12)	(145)	(641)	(8,171)	(747)	(8,923)	(28)	(417)	(87)	(1,245)
Class B	(29)	(414)	(7)	(98)	(8)	(95)	(20)	(240)	(479)	(5,910)	(442)	(5,252)	(16)	(241)	(19)	(254)
Class C	(19)	(278)	(13)	(187)	(12)	(131)	(26)	(308)	(593)	(7,483)	(751)	(8,852)	(74)	(1,075)	(35)	(485)
Other Classes	(1)	(9)	(3)	(44)	0	0	0	0	(461)	(6,019)	(585)	(6,700)	(14)	(217)	(33)	(449)

Net increase (decrease) resulting from Fund share transactions	125	$2,013	315	$4,456	8	$138	96	$1,136	9,371	$119,413	16,897	$200,006	327	$4,879	567	$7,872

	PEA Opportunity Fund				PEA Target Fund				PEA Value Fund				RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	219	$4,459	1,559	$29,379	1,210	$19,894	4,700	$72,864	23,324	$396,868	35,491	$558,210	849	$10,021	3,028	$35,143
Class B	84	1,354	790	12,114	105	1,524	957	12,984	6,005	99,192	12,704	190,889	72	849	503	5,720
Class C	164	2,693	1,413	21,527	436	6,333	2,098	28,821	13,105	216,651	22,202	339,459	79	933	635	7,329
Other Classes	303	5,315	3,264	53,105	130	2,215	490	7,909	23,787	406,047	31,504	507,144	5,996	73,361	15,996	186,650

Issued as reinvestment of distributions

Class A	0	0	0	0	0	0	0	0	1,672	29,363	106	1,559	4	46	5	58
Class B	0	0	0	0	0	0	0	0	736	12,514	24	342	0	0	0	1
Class C	0	0	0	0	0	0	0	0	1,072	18,239	32	455	0	0	0	1
Other Classes	0	0	0	0	0	0	0	0	1,289	22,765	70	1,048	85	1,090	141	1,633

Cost of shares redeemed

Class A	(494)	(9,943)	(1,523)	(29,093)	(1,744)	(28,651)	(3,667)	(57,706)	(6,670)	(113,565)	(6,718)	(103,571)	(617)	(7,296)	(1,773)	(20,401)
Class B	(222)	(3,583)	(456)	(7,158)	(1,022)	(14,697)	(2,852)	(39,046)	(1,923)	(31,615)	(3,657)	(54,659)	(92)	(1,060)	(209)	(2,401)
Class C	(1,160)	(18,729)	(2,467)	(39,191)	(4,183)	(60,472)	(7,886)	(110,485)	(4,004)	(65,913)	(5,732)	(85,467)	(107)	(1,234)	(325)	(3,826)
Other Classes	(1,042)	(17,717)	(4,856)	(81,072)	(377)	(6,252)	(416)	(6,749)	(13,586)	(233,661)	(6,062)	(96,199)	(9,128)	(109,748)	(13,624)	(159,587)

Net increase (decrease) resulting from Fund share transactions	(2,148)	$(36,151)	(2,276)	$(40,389)	(5,445)	$(80,106)	(6,576)	$(91,408)	44,807	$756,885	79,964	$1,259,210	(2,859)	$(33,038)	4,377	$50,320

12.31.04  |  PIMCO Funds Semi-Annual Report  67

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

9. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Mid-Cap Fund				RCM Tax-Managed Growth Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	274	$652	954	$2,196	297	$3,152	714	$7,304
Class B	121	293	832	1,922	4	48	82	812
Class C	165	407	1,029	2,386	27	277	168	1,700
Other Classes	4,358	10,982	15,873	36,248	69	746	134	1,412

Issued in reorganization

Class A	0	0	0	0	0	0	531	5,293
Class B	0	0	0	0	0	0	578	5,694
Class C	0	0	0	0	0	0	878	8,660
Other Classes	0	0	0	0	0	0	62	622

Cost of shares redeemed

Class A	(205)	(489)	(227)	(531)	(130)	(1,388)	(374)	(3,986)
Class B	(363)	(834)	(174)	(410)	(83)	(846)	(122)	(1,257)
Class C	(375)	(858)	(344)	(817)	(103)	(1,062)	(190)	(1,934)
Other Classes	(40,099)	(100,009)	(36,784)	(86,559)	(69)	(725)	(183)	(1,916)

Net increase (decrease) resulting from Fund share transactions	(36,124)	$(89,856)	(18,841)	$(45,565)	12	$202	2,278	$22,404

10. Affiliated Transactions

The Underlying Funds of the Asset Allocation Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year-ended December 31, 2004 (amounts in thousands):

Underlying Fund	Market Value June 30, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value December 31, 2004	Dividend Income	Net Capital and Realized Gain (Loss)
CCM Capital Appreciation	$1,895	$11	$—	$(270)	$2,074	$11	$—
CCM Mid-Cap	1,621	—	—	100	1,803	—	—
Emerging Markets Bond	715	47	—	105	829	44	3
Foreign Bond (U.S. Dollar-Hedged)	2,167	313	—	(9)	2,484	83	20
High Yield	4,340	420	73	312	4,948	159	—
NFJ Small-Cap Value	6,123	639	—	1,958	7,135	210	256
PEA Growth	1,416	—	—	(652)	1,493	—	—
PEA Opportunity	6,116	786	313	1,788	7,198	—	1
PEA Renaissance	15,112	1,790	778	5,163	17,556	—	39
PEA Target	2,149	—	—	(260)	2,298	—	—
PEA Value	13,597	1,728	40	3,335	15,842	362	98
RCM International Growth Equity	27,753	2,511	1,112	6,528	32,699	348	10
RCM Large-Cap Growth	12,184	1,578	238	1,432	14,160	41	(11)
RCM Mid-Cap	11,309	1,859	758	2,601	13,428	(6)	(6)
Short-Term	3,960	585	—	(5)	4,540	40	10
StocksPLUS	29,021	3,893	583	1,437	33,584	1,108	(97)
Total Return	61,052	12,300	2,317	(20)	71,024	1,747	1,143

	$200,530	$28,460	$6,212	$23,543	$233,095	$4,153	$1,466

68  PIMCO Funds Semi-Annual Report  |  12.31.04

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Handleman Co.	5.03%	$20,248	$23,993	0.78%

The aggregate cost and value of this company at December 31, 2004, was $20,248 and $23,993 respectively. Investments in affiliate company represent 0.78% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$168
Net realized gain	$0
Change in unrealized loss	$(1,707)
Purchases	$2,934
Proceeds from sales	$0

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issues at December 31, 2004. Therefore, the cost and market value of the affiliate disclosure amounts include both acquisitions of new investments holdings that became affiliates during the current period.

11. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in

12.31.04  |  PIMCO Funds Semi-Annual Report  69

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

12. Repayment by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 11 Regulatory and Litigation Matters), PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000.

PAFM has identified transactions in which the Value Fund’s (the “Fund”) purchase of shares of exchange-traded index funds caused the Fund’s ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions or statutory limits. PAFM and the Trustees reviewed the transactions, and PAFM has reimbursed the Fund for losses identified in that review.

13. Subsequent Events

Effective February 11, 2005, Oppenheimer Capital LLC assumed management of the PEA Value Fund. This portfolio was previously sub-advised by PEA Capital LLC also a member of the Allianz Global Investors group of companies.

In connection with these changes, the Fund has been renamed the OpCap Value Fund. The Fund will be overseen by Oppenheimer Capital CIO Colin Glinsman. Mr. Glinsman, who has 25 years of investment experience, will be the lead manager for OpCap Value Fund. The Fund will continue to be managed in accordance with its current investment objectives and policies.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the PEA Target and Value Funds’ (the “Funds”) ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse the Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to in Note 12 above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the Funds.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

70  PIMCO Funds Semi-Annual Report  |  12.31.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.,

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02340

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, please consult your financial advisor or call 1-800-426-0107.

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report	PZ004S_12396

Semi-Annual Report

12.31.04

PIMCO International/Sector Stock Funds

Share Classes A B C	GLOBAL STOCK FUNDS NACM Global Fund RCM Global Small-Cap Fund INTERNATIONAL STOCK FUNDS NACM International Fund RCM International Growth Equity Fund NACM Pacific Rim Fund	SECTOR-RELATED STOCK FUNDS RCM Global Healthcare Fund RCM Biotechnology Fund RCM Global Technology Fund

Effective April 1, 2005,

the Multi-Manager Series

stock funds will be re-named

the Allianz Funds–please see

the back cover for more

information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name—PIMCO Advisors—will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

PIMCO Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (2/02), RCM Global Technology (2/02), and RCM International Growth Equity (2/02). The oldest share class for RCM Biotechnology and RCM Global Healthcare is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 5/01. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-426-0107 and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107 and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Semi-Annual Report  |  12.31.04  5

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Class A Shares returned 10.97% for the six-month period ended December 31, 2004. This performance trailed the Fund’s benchmark, the MSCI All-Country World Free Index, which rose 11.77% during the same period.

•	Global equity markets performed well in the second half of 2004. Losses in July were erased by gains in each of the subsequent months. Stocks in emerging countries (MSCI Emerging Markets Index) advanced 20.28%, outperforming developed market equities (MSCI World Index), which rose 11.04%. Among developed markets, non-U.S. equities (MSCI EAFE Index) gained 15.10%, outpacing a 7.19% increase in the broad U.S. stock market (S&P 500 Index).

•	Stock selection in Canada and the consumer discretionary sector hurt the Fund’s performance versus the benchmark. Cott, a Canadian beverage producer, and The Walt Disney Company, were holdings that lagged. Actelion, a Swiss biotechnology firm, also underperformed.

•	Stock selection in the United States and the information technology and health care sectors helped relative results. Top-performing names included U.S. companies Autodesk and Kinetic Concepts. Autodesk, a publisher of CAD software, raised earnings expectations on increased strength in software upgrades. Kinetic Concepts, a medical products firm specializing in wound care, received attention in the press as a well-positioned company with solid earnings visibility.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Global Class A	10.97%	18.19%	—	—	24.19%
PIMCO NACM Global Class A (adjusted)	4.86%	11.69%	—	—	21.36%
PIMCO NACM Global Class B	10.55%	17.32%	—	—	23.28%
PIMCO NACM Global Class B (adjusted)	5.55%	12.32%	—	—	22.38%
PIMCO NACM Global Class C (adjusted)	8.51%	15.21%	—	—	22.75%
MSCI All-Country World Free Index	11.77%	15.76%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.87%	14.60%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,109.70	$1,105.50	$1,106.10	$1,016.99	$1,013.21	$1,013.21
Expenses Paid During Period	$8.67	$12.63	$12.63	$8.29	$12.08	$12.08

For each class of the Fund, expenses are equal to the expense ratio for the class (1.63% for Class A, 2.38% for Class B, 2.38% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Global Fund Class A	NACM Global Fund Class B	NACM Global Fund Class C	MSCI All Country World Index
7/31/2002	9,450	10,000	10,000	10,000
8/31/2002	9,565	10,112	10,112	10,026
9/30/2002	8,857	9,363	9,363	8,926
10/31/2002	9,459	9,991	9,991	9,583
11/30/2002	10,017	10,572	10,572	10,107
12/31/2002	9,231	9,744	9,739	9,625
1/31/2003	9,027	9,509	9,514	9,344
2/28/2003	8,787	9,264	9,261	9,181
3/31/2003	8,805	9,264	9,271	9,146
4/30/2003	9,471	9,960	9,964	9,962
5/31/2003	10,165	10,683	10,685	10,542
6/30/2003	10,405	10,936	10,929	10,745
7/31/2003	10,867	11,415	11,407	10,983
8/31/2003	11,479	12,055	12,044	11,243
9/30/2003	11,435	11,998	11,988	11,315
10/31/2003	12,119	12,702	12,700	12,002
11/30/2003	12,190	12,768	12,766	12,186
12/31/2003	12,745	13,345	13,331	12,959
1/31/2004	13,117	13,719	13,714	13,180
2/29/2004	13,451	14,073	14,057	13,424
3/31/2004	13,633	14,245	14,238	13,353
4/30/2004	13,060	13,639	13,634	13,278
5/31/2004	13,156	13,731	13,715	13,309
6/30/2004	13,575	14,165	14,148	13,609
7/31/2004	12,926	13,468	13,463	13,213
8/31/2004	12,917	13,458	13,453	13,319
9/30/2004	13,337	13,893	13,886	13,748
10/31/2004	13,671	14,226	14,218	14,226
11/30/2004	14,759	15,348	15,335	15,214
12/31/2004	15,064	15,361	15,648	15,866

Country Allocation *

United States	48.2%
Japan	6.3%
Short-Term Instruments	6.2%
United Kingdom	5.3%
Germany	4.3%
France	3.6%
Switzerland	3.5%
Malaysia	3.0%
Other	19.6%

*	% of total investments as of Dec. 31, 2004

6  PIMCO Funds Semi-Annual Report  |  12.31.04

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	NACM International Fund seeks maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	The Fund’s Class A Shares returned 19.23% for the six-month period ended December 31, 2004. This compared favorably to the Fund’s benchmark, the MSCI EAFE Index, which advanced 15.10% over the same period.

•	Equity prices in non-U.S. developed countries climbed during the second half of 2004. Losses in July were more than offset by gains in each of the next five months. European stocks (MSCI Europe Index) rose 17.39%, and markets in the Pacific region (MSCI Pacific Index) advanced 10.13%.

•	Relative performance was helped by stock selection, which was particularly strong in the United Kingdom, Japan and the industrials and materials sectors. ARM Holdings, a U.K. semiconductor firm, and WMC Resources, an Australian metals producer, were two of the best-performing holdings. Despite a majority of semiconductor companies lowering third-quarter earnings guidance, ARM Holdings reported better-than-expected results. Shares of WMC Resources rose following an unsolicited takeover bid for the company.

•	While performance versus the benchmark was strong, there were a few areas of weakness. For example, an overweight in information technology and stock selection in Switzerland were unfavorable, including the Fund’s position in Converium, a global reinsurance company. Converium announced that its second-quarter results would fall short of expectations due to higher-than-anticipated reserves for U.S. casualty claims.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/07/01)
PIMCO NACM International Class A	19.23%	27.53%	—	—	10.47%
PIMCO NACM International Class A (adjusted)	12.67%	20.51%	—	—	8.77%
PIMCO NACM International Class C (adjusted)	17.80%	25.60%	—	—	9.65%
MSCI EAFE Index	15.10%	20.70%	—	—	—
Lipper International Multi-Cap Core Fund Average	14.53%	18.77%	—	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/29/04)	$1,100.00	$1,100.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,103.70	$1,102.40	$1,006.21	$1,004.89
Expenses Paid During Period	$2.69	$4.07	$2.57	$3.88

For each class of the Fund, expenses are equal to the expense ratio for the class (1.46% for Class A, 2.21% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM International Class A	NACM International Class C	MSCI EAFE Index
5/31/2001	9,450	10,000	10,000
6/30/2001	9,157	9,684	9,577
7/31/2001	8,902	9,409	9,399
8/31/2001	8,825	9,321	9,144
9/30/2001	7,956	8,398	8,206
10/31/2001	8,271	8,724	8,414
11/30/2001	8,624	9,092	8,718
12/31/2001	8,624	9,086	8,768
1/31/2002	8,268	8,706	8,299
2/28/2002	8,298	8,733	8,346
3/31/2002	8,739	9,190	8,773
4/30/2002	8,870	9,322	8,812
5/31/2002	9,117	9,576	8,894
6/30/2002	8,791	9,228	8,526
7/31/2002	7,987	8,378	7,678
8/31/2002	7,964	8,347	7,642
9/30/2002	7,120	7,458	6,810
10/31/2002	7,452	7,801	7,171
11/30/2002	7,916	8,283	7,488
12/31/2002	7,605	7,951	7,232
1/31/2003	7,347	7,676	6,927
2/28/2003	7,175	7,492	6,755
3/31/2003	7,003	7,308	6,594
4/30/2003	7,790	8,125	7,212
5/31/2003	8,390	8,746	7,621
6/30/2003	8,553	8,910	7,787
7/31/2003	8,764	9,123	7,967
8/31/2003	8,864	9,222	8,139
9/30/2003	9,129	9,492	8,377
10/31/2003	9,636	10,012	8,894
11/30/2003	9,924	10,305	9,078
12/31/2003	10,841	11,251	9,784
1/31/2004	11,072	11,484	9,918
2/29/2004	11,327	11,741	10,135
3/31/2004	11,653	12,072	10,151
4/30/2004	11,253	11,651	9,892
5/31/2004	11,261	11,651	9,885
6/30/2004	11,596	11,990	10,082
7/31/2004	11,324	11,701	9,748
8/31/2004	11,619	11,998	9,765
9/30/2004	12,168	12,559	10,006
10/31/2004	12,527	12,922	10,341
11/30/2004	13,314	13,724	11,028
12/31/2004	13,826	14,244	11,505

Country Allocation *

United Kingdom	24.2%
Japan	23.9%
France	9.7%
Sweden	7.2%
Germany	6.2%
Short-Term Instruments	4.3%
Hong Kong	4.0%
Switzerland	3.4%
Netherlands	3.2%
Spain	3.1%
Other	10.8%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  7

AN INTERNATIOAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	NACM Pacific Rim Fund seeks long-term growth of capital by investing primarily in the equity securities of companies that are tied economically to countries within the Pacific Rim. The Fund invests in both developed and emerging market countries.

•	The Fund’s Class A Shares gained 10.58% for the six-month period ended December 31, 2004. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which returned 10.13% over the same period.

•	Equity markets in the Pacific Rim’s developed countries performed well during the second half of 2004. Gains in the fourth quarter offset third-quarter losses. Australia (MSCI Australia Index) was the best-performing market, advancing 21.17%. Japan (MSCI Japan Index) was the worst performer, rising only 4.00%.

•	The Fund’s relative performance benefited from an underweight in Japan, where the economy was sluggish due to high oil prices and slowing exports to China. Stock selection in Indonesia, Hong Kong and the financials sector was also favorable. One of the best-performing holdings was Bank Rakyat Indonesia, which enjoyed strong loan growth and expanding margins. Other sources of relative strength included stock selection among consumer discretionary and telecommunications services companies.

•	Positive stock selection within the information technology sector was offset by an overweight in the group, which lagged the overall return of the Index. An underweight in Australia also hurt relative performance. The country’s stock market turned in impressive results as its commodity-oriented economy benefited from China’s strong appetite for raw materials.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Class A	10.58%	20.51%	–0.83%	—	11.59%
PIMCO NACM Pacific Rim Class A (adjusted)	4.50%	13.88%	–1.94%	—	10.69%
PIMCO NACM Pacific Rim Class B	10.14%	19.56%	–1.49%	—	10.82%
PIMCO NACM Pacific Rim Class B (adjusted)	5.14%	14.56%	–1.66%	—	10.82%
PIMCO NACM Pacific Rim Class C (adjusted)	8.10%	17.49%	–1.79%	—	10.59%
MSCI Pacific Index	10.13%	19.29%	–3.46%	—	—
Lipper Pacific Region Fund Average	11.19%	16.04%	–4.13%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,105.80	$1,101.40	$1,102.00	$1,015.53	$1,011.75	$1,011.75
Expenses Paid During Period	$10.19	$14.14	$14.15	$9.75	$13.54	$13.54

For each class of the Fund, expenses are equal to the expense ratio for the class (1.92% for Class A, 2.67% for Class B, 2.67% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Pacific Rim Fund Class A	NACM Pacific Rim Fund Class B	NACM Pacific Rim Fund Class C	MSCI Pacific Index
12/31/1997	9,450	10,000	10,000	10,000
1/31/1998	9,522	10,070	10,070	10,544
2/28/1998	9,767	10,325	10,325	10,924
3/31/1998	9,559	10,099	10,099	10,323
4/30/1998	9,102	9,610	9,610	10,120
5/31/1998	7,824	8,254	8,254	9,435
6/30/1998	7,300	7,697	7,697	9,418
7/31/1998	7,440	7,840	7,840	9,255
8/31/1998	6,714	7,069	7,069	8,162
9/30/1998	7,239	7,618	7,618	8,137
10/31/1998	7,839	8,244	8,244	9,548
11/30/1998	8,492	8,925	8,925	9,988
12/31/1998	8,790	9,232	9,232	10,268
1/31/1999	8,959	9,405	9,405	10,344
2/28/1999	8,625	9,048	9,048	10,143
3/31/1999	9,261	9,710	9,710	11,423
4/30/1999	10,723	11,237	11,237	12,189
5/31/1999	11,034	11,556	11,556	11,465
6/30/1999	13,336	13,960	13,960	12,522
7/31/1999	14,427	15,093	15,093	13,477
8/31/1999	14,878	15,557	15,557	13,342
9/30/1999	15,188	15,871	15,871	13,960
10/31/1999	15,572	16,263	16,263	14,502
11/30/1999	18,205	19,003	19,003	15,224
12/31/1999	21,214	22,133	22,133	16,221
1/31/2000	20,915	21,806	21,806	15,441
2/29/2000	23,948	24,954	24,954	15,104
3/31/2000	21,843	22,746	22,746	16,154
4/30/2000	18,968	19,739	19,739	15,033
5/31/2000	17,726	18,434	18,434	14,161
6/30/2000	19,229	19,986	19,986	15,255
7/31/2000	16,950	17,604	17,604	13,805
8/31/2000	20,037	20,799	20,799	14,558
9/30/2000	18,007	18,680	18,680	13,793
10/31/2000	17,145	17,772	17,772	13,002
11/30/2000	16,697	17,297	17,297	12,552
12/31/2000	15,532	16,079	16,079	12,060
1/31/2001	15,805	16,353	16,353	12,024
2/28/2001	14,942	15,450	15,450	11,513
3/31/2001	13,820	14,279	14,279	10,972
4/30/2001	14,512	14,986	14,986	11,695
5/31/2001	15,166	15,650	15,650	11,652
6/30/2001	14,741	15,202	15,202	11,096
7/31/2001	13,939	14,364	14,364	10,376
8/31/2001	13,256	13,652	13,652	10,132
9/30/2001	11,917	12,265	12,265	9,075
10/31/2001	12,290	12,642	12,642	9,172
11/30/2001	12,942	13,304	13,304	9,437
12/31/2001	12,777	13,127	13,127	9,020
1/31/2002	12,951	13,298	13,298	8,520
2/28/2002	13,562	13,917	13,917	8,749
3/31/2002	14,331	14,698	14,698	9,386
4/30/2002	14,763	15,132	15,132	9,643
5/31/2002	15,352	15,726	15,726	10,150
6/30/2002	14,493	14,838	14,838	9,622
7/31/2002	13,676	13,992	13,992	8,974
8/31/2002	13,258	13,564	13,564	8,911
9/30/2002	12,320	12,585	12,585	8,474
10/31/2002	11,882	12,135	12,135	8,137
11/30/2002	12,460	12,726	12,726	8,434
12/31/2002	11,882	12,155	12,114	8,206
1/31/2003	11,523	11,788	11,747	7,978
2/28/2003	11,204	11,441	11,401	7,986
3/31/2003	10,567	10,789	10,748	7,751
4/30/2003	10,526	10,728	10,708	7,823
5/31/2003	11,563	11,809	11,747	8,208
6/30/2003	12,521	12,768	12,706	8,731
7/31/2003	13,398	13,665	13,583	9,029
8/31/2003	14,535	14,828	14,745	9,838
9/30/2003	14,873	15,134	15,050	10,384
10/31/2003	16,488	16,765	16,682	10,926
11/30/2003	15,890	16,153	16,070	10,673
12/31/2003	16,886	17,173	17,069	11,405
1/31/2004	17,903	18,193	18,109	11,634
2/29/2004	18,302	18,580	18,496	11,731
3/31/2004	19,279	19,559	19,454	12,866
4/30/2004	18,462	18,722	18,618	12,175
5/31/2004	17,943	18,192	18,108	11,864
6/30/2004	18,402	18,642	18,537	12,354
7/31/2004	17,166	17,378	17,293	11,821
8/31/2004	17,605	17,826	17,722	11,977
9/30/2004	17,684	17,887	17,784	11,932
10/31/2004	18,043	18,212	18,131	12,285
11/30/2004	19,359	19,538	19,436	12,986
12/31/2004	20,350	20,531	20,429	13,604

Country Allocation *

Japan	40.3%
Short-Term Instruments	10.9%
Taiwan	8.9%
Australia	8.0%
Hong Kong	7.5%
South Korea	6.9%
Thailand	3.6%
Malaysia	3.3%
China	3.0%
Other	7.6%

*	% of total investments as of Dec. 31, 2004

8  PIMCO Funds Semi-Annual Report  |  12.31.04

A SECTOR-RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	RCM Biotechnology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the biotechnology industry.

•	The Fund’s Class A Shares returned 3.78% for the six-months ended December 31, 2004. This performance trailed the 7.19% return of the S&P 500 Index but surpassed the 1.22% of the NASDAQ Biotechnology Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, concerned over rising interest rates, higher oil prices and the upcoming presidential election. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell nearly 2%. A late in the year rally helped the market end on a strong note. The higher-beta biotechnology industry trailed the market in this environment.

•	While the Fund posted positive absolute returns and outperformed the Biotechnology Index, it trailed the broad market (as measured by the S&P 500 Index). Performance relative to the overall market was hurt by the Fund’s holdings in generic drugs. For example, the Fund saw disappointing results from its position in Teva Pharmaceuticals, a global pharmaceutical company that saw net income fall due to the acquisition of R&D in process and the impairment of product rights.

•	Performance was also hindered by the Fund’s exposure in genomic based biopharmaceuticals. One holding that did not perform well for the Fund in this area was Corgentech. More positive results from holdings such as Exelixis and Human Genome Sciences Inc. helped to compensate.

•	The Fund’s performance was helped by several sector positions, including specialty drugs, emerging pharmaceuticals and R&D services and bioinformatics.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Biotechnology Class A	3.78%	15.72%	5.87%	—	18.61%
PIMCO RCM Biotechnology Class A (adjusted)	–1.93%	9.35%	4.68%	—	17.66%
PIMCO RCM Biotechnology Class B	3.41%	14.85%	5.06%	—	17.71%
PIMCO RCM Biotechnology Class B (adjusted)	–1.59%	9.85%	4.73%	—	17.71%
PIMCO RCM Biotechnology Class C (adjusted)	2.41%	13.84%	5.06%	—	17.72%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
NASDAQ Biotechnology Index	1.22%	6.14%	–2.72%	—	—
AMEX Biotechnology Index	4.28%	11.08%	6.82%	—	—
80% NASDAQ Biotech Index/20% MSCI World Pharm & Biotech Index	0.42%	4.40%	–0.50%	—	—
Lipper Health/Biotechnology Fund Average	2.94%	8.78%	7.84%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index, the AMEX Biotechnology Index and the 80% NASDAQ Biotech/20% MSCI World Pharm & Biotech Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,037.80	$1,034.10	$1,034.10	$1,017.09	$1,013.31	$1,013.31
Expenses Paid During Period	$8.27	$12.10	$12.10	$8.19	$11.98	$11.98

For each class of the Fund, expenses are equal to the expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Biotechnology Class A	RCM Biotechnology Class B	RCM Biotechnology Class C	S&P 500 Index	NASDAQ Biotechnology Index	AMEX Biotechnology Index
12/31/1997	9,450	10,000	10,000	10,000	10,000	10,000
1/31/1998	9,695	10,253	10,253	10,111	9,966	9,693
2/28/1998	9,911	10,477	10,477	10,840	10,391	9,894
3/31/1998	10,004	10,569	10,569	11,395	11,168	10,746
4/30/1998	9,890	10,442	10,442	11,510	10,916	10,783
5/31/1998	9,775	10,314	10,314	11,312	10,536	9,928
6/30/1998	9,472	9,989	9,989	11,771	10,467	9,039
7/31/1998	9,547	10,061	10,061	11,646	10,784	8,494
8/31/1998	7,488	7,884	7,884	9,962	8,414	6,434
9/30/1998	8,601	9,052	9,052	10,600	10,510	8,580
10/31/1998	9,327	9,810	9,810	11,462	11,387	10,102
11/30/1998	9,968	10,478	10,478	12,157	11,782	10,072
12/31/1998	11,114	11,676	11,676	12,858	14,431	11,396
1/31/1999	11,687	12,269	12,269	13,395	15,907	12,095
2/28/1999	11,113	11,659	11,659	12,979	14,975	10,884
3/31/1999	10,869	11,396	11,396	13,498	16,443	11,509
4/30/1999	10,626	11,134	11,134	14,021	15,001	11,766
5/31/1999	10,791	11,299	11,299	13,690	16,156	12,381
6/30/1999	12,072	12,633	12,633	14,450	16,739	13,195
7/31/1999	12,536	13,112	13,112	13,999	18,903	15,421
8/31/1999	14,196	14,839	14,839	13,929	20,739	16,549
9/30/1999	14,195	14,828	14,828	13,548	19,453	15,561
10/31/1999	14,717	15,365	15,365	14,405	19,784	16,177
11/30/1999	16,424	17,138	17,138	14,698	22,344	17,736
12/31/1999	23,474	24,480	24,480	15,564	29,105	24,098
1/31/2000	28,373	29,574	29,574	14,782	33,529	26,682
2/29/2000	47,762	49,768	49,768	14,502	48,731	43,184
3/31/2000	32,015	33,325	33,325	15,920	36,183	30,778
4/30/2000	30,664	31,898	31,898	15,441	31,446	30,002
5/31/2000	28,659	29,790	29,790	15,125	30,569	28,871
6/30/2000	40,753	42,343	42,343	15,497	40,162	39,663
7/31/2000	39,473	40,984	40,984	15,255	37,085	36,414
8/31/2000	48,765	50,603	50,603	16,203	44,988	47,612
9/30/2000	51,608	53,523	53,523	15,347	43,409	47,393
10/31/2000	46,767	48,465	48,465	15,282	39,876	45,203
11/30/2000	38,784	40,163	40,163	14,077	34,616	35,738
12/31/2000	42,674	44,163	44,163	14,146	35,793	39,058
1/31/2001	39,644	41,001	41,001	14,648	34,411	38,495
2/28/2001	34,764	35,929	35,929	13,313	31,762	36,455
3/31/2001	27,936	28,848	28,848	12,469	25,301	28,956
4/30/2001	33,118	34,181	34,181	13,438	30,101	34,979
5/31/2001	35,437	36,554	36,554	13,528	32,599	37,099
6/30/2001	34,930	36,009	36,009	13,199	33,447	37,666
7/31/2001	30,717	31,645	31,645	13,069	28,674	32,619
8/31/2001	30,057	30,945	30,945	12,251	28,969	32,857
9/30/2001	26,117	26,870	26,870	11,262	24,505	27,738
10/31/2001	29,901	30,747	30,747	11,476	28,497	33,788
11/30/2001	32,936	33,847	33,847	12,357	31,219	37,254
12/31/2001	32,112	32,980	32,980	12,465	29,982	35,749
1/31/2002	28,243	28,983	28,983	12,283	25,734	30,787
2/28/2002	26,881	27,557	27,557	12,046	24,584	29,504
3/31/2002	27,244	27,904	27,904	12,499	25,498	30,805
4/30/2002	23,365	23,914	23,914	11,742	21,490	26,874
5/31/2002	21,678	22,171	22,171	11,655	19,132	24,936
6/30/2002	18,712	19,131	19,131	10,825	16,827	21,480
7/31/2002	19,262	19,684	19,684	9,981	16,936	22,470
8/31/2002	18,324	18,709	18,709	10,047	16,144	21,324
9/30/2002	17,879	18,242	18,242	8,955	15,340	19,702
10/31/2002	19,719	20,104	20,117	9,743	16,874	21,286
11/30/2002	20,480	20,874	20,873	10,316	18,408	22,733
12/31/2002	19,284	19,636	19,636	9,710	16,394	20,821
1/31/2003	19,201	19,552	19,551	9,456	16,040	20,834
2/28/2003	18,710	19,036	19,035	9,314	15,817	19,732
3/31/2003	19,611	19,936	19,935	9,404	16,899	20,519
4/30/2003	21,404	21,750	21,749	10,179	18,943	22,977
5/31/2003	24,777	25,152	25,162	10,715	22,533	27,664
6/30/2003	24,881	25,260	25,258	10,852	22,179	26,577
7/31/2003	26,789	27,170	27,180	11,043	24,178	28,531
8/31/2003	26,731	27,086	27,095	11,259	24,444	27,966
9/30/2003	26,367	26,715	26,711	11,139	23,771	27,915
10/31/2003	25,921	26,247	26,243	11,769	23,598	28,747
11/30/2003	25,981	26,294	26,304	11,873	22,939	28,351
12/31/2003	26,976	27,280	27,290	12,496	23,889	30,173
1/31/2004	28,441	28,745	28,745	12,725	25,559	31,733
2/29/2004	29,286	29,573	29,572	12,902	25,728	33,634
3/31/2004	29,496	29,777	29,776	12,707	25,668	32,410
4/30/2004	31,136	31,400	31,411	12,508	25,790	32,209
5/31/2004	30,610	30,847	30,858	12,679	25,161	31,587
6/30/2004	30,084	30,294	30,306	12,926	25,050	32,140
7/31/2004	27,355	27,544	27,542	12,750	22,668	29,698
8/31/2004	28,105	28,276	28,288	12,752	22,820	30,520
9/30/2004	29,757	29,911	29,924	12,755	23,575	32,284
10/31/2004	28,620	28,755	28,771	12,757	22,934	31,729
11/30/2004	29,476	29,598	29,612	12,759	23,729	31,938
12/31/2004	31,221	31,329	31,341	12,761	25,355	33,516

Sector Breakdown *

Healthcare	76.3%
Short-Term Instruments	23.7%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  9

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	RCM Global Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the healthcare industry.

•	The Fund’s Class A Shares rose 5.19% in the six-month period ended December 31, 2004. This performance trailed the 11.04% return of the MSCI World Index but surpassed the 3.58% return of the MSCI World Healthcare Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. While investors in the U.S. were somewhat cautious, foreign markets performed well, supported by the falling U.S. dollar. Healthcare stocks trailed the overall market during this period.

•	The Fund’s performance relative to the MSCI World Healthcare Index was supported by stock selection, especially in the medical specialties sector. Strong holdings in this area included Varian Medical Systems, which designs and manufacturers advanced equipment and software solutions for treating cancer with radiation, and Kinetic Concepts, a global medical technology company active in areas of advanced wound care and therapeutic surfaces.

•	Relative performance was also helped by select sector weightings, including overweight exposure in pharmaceuticals. Two holdings in this sector that did particularly well for the Fund over the period were Pfizer and Schering.

•	Overweight exposure to generic drugs hindered the Fund’s relative performance for the reporting period. Two names in this sector that detracted from relative performance were IVAX and Teva Pharmaceuticals.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Healthcare Class A	5.19%	12.67%	9.72%	—	16.23%
PIMCO RCM Global Healthcare Class A (adjusted)	–0.59%	6.47%	8.49%	—	15.41%
PIMCO RCM Global Healthcare Class B	4.85%	11.87%	8.89%	—	15.36%
PIMCO RCM Global Healthcare Class B (adjusted)	–0.15%	6.87%	8.61%	—	15.36%
PIMCO RCM Global Healthcare Class C (adjusted)	2.76%	9.70%	8.89%	—	15.36%
MSCI World Healthcare Index	3.58%	6.40%	2.74%	—	—
MSCI World Index	11.04%	15.25%	–2.18%	—	—
Lipper Health/Biotechnology Fund Average	2.94%	8.78%	7.84%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI World Healthcare Index to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,051.90	$1,048.50	$1,048.00	$1,017.09	$1,013.31	$1,013.31
Expenses Paid During Period	$8.33	$12.19	$12.18	$8.19	$11.98	$11.98

For each class of the Fund, expenses are equal to the expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Healthcare Class A	RCM Global Healthcare Class B	RCM Global Healthcare Class C	MSCI World Healthcare Index	MSCI World Index
12/31/1996	9,450	10,000	10,000	10,000	10,000
1/31/1997	10,111	10,693	10,693	10,715	10,119
2/28/1997	10,063	10,636	10,636	10,926	10,233
3/31/1997	9,363	9,890	9,890	10,658	10,029
4/30/1997	9,495	10,022	10,022	11,326	10,355
5/31/1997	10,524	11,102	11,102	11,920	10,991
6/30/1997	11,014	11,612	11,612	13,007	11,538
7/31/1997	11,325	11,933	11,933	13,320	12,067
8/31/1997	11,135	11,725	11,725	12,138	11,258
9/30/1997	12,381	13,030	13,030	12,936	11,868
10/31/1997	12,191	12,822	12,822	12,880	11,241
11/30/1997	12,379	13,011	13,011	13,244	11,438
12/31/1997	12,274	12,893	12,893	13,758	11,575
1/31/1998	12,452	13,072	13,072	14,822	11,896
2/28/1998	13,272	13,926	13,926	15,647	12,699
3/31/1998	13,766	14,435	14,435	15,834	13,233
4/30/1998	14,059	14,734	14,734	15,963	13,360
5/31/1998	13,457	14,095	14,095	15,622	13,191
6/30/1998	13,488	14,119	14,119	16,425	13,502
7/31/1998	13,414	14,031	14,031	16,443	13,478
8/31/1998	11,550	12,071	12,071	15,090	11,678
9/30/1998	12,886	13,460	13,460	16,175	11,883
10/31/1998	13,211	13,792	13,792	17,116	12,955
11/30/1998	14,252	14,870	14,870	17,997	13,723
12/31/1998	15,396	16,054	16,054	18,818	14,391
1/31/1999	15,544	16,198	16,198	18,679	14,705
2/28/1999	15,141	15,769	15,769	18,554	14,312
3/31/1999	14,911	15,518	15,518	18,854	14,906
4/30/1999	14,198	14,767	14,767	17,612	15,492
5/31/1999	14,082	14,637	14,637	17,200	14,923
6/30/1999	14,963	15,545	15,545	17,588	15,617
7/31/1999	14,871	15,437	15,437	16,966	15,569
8/31/1999	15,190	15,760	15,760	17,504	15,539
9/30/1999	14,203	14,726	14,726	16,758	15,387
10/31/1999	15,131	15,679	15,679	18,241	16,184
11/30/1999	16,333	16,915	16,915	18,226	16,637
12/31/1999	19,799	20,492	20,492	16,920	17,982
1/31/2000	22,785	23,570	23,570	17,001	16,949
2/29/2000	32,537	33,644	33,644	15,809	16,993
3/31/2000	24,533	25,344	25,344	17,063	18,166
4/30/2000	24,128	24,910	24,910	17,842	17,396
5/31/2000	23,766	24,519	24,519	18,371	16,954
6/30/2000	30,556	31,510	31,510	19,780	17,522
7/31/2000	30,055	30,971	30,971	18,978	17,026
8/31/2000	34,663	35,700	35,700	18,965	17,578
9/30/2000	36,299	37,364	37,364	19,822	16,641
10/31/2000	34,280	35,264	35,264	20,064	16,360
11/30/2000	31,919	32,813	32,813	20,921	15,365
12/31/2000	34,296	35,235	35,235	21,480	15,611
1/31/2001	31,909	32,761	32,761	19,750	15,912
2/28/2001	30,052	30,838	30,838	19,831	14,566
3/31/2001	25,911	26,567	26,567	18,552	13,606
4/30/2001	28,836	29,551	29,551	18,916	14,609
5/31/2001	30,535	31,270	31,270	19,090	14,419
6/30/2001	30,059	30,764	30,764	18,506	13,965
7/31/2001	29,025	29,687	29,687	19,233	13,777
8/31/2001	28,395	29,025	29,025	18,562	13,115
9/30/2001	26,833	27,408	27,408	18,909	11,958
10/31/2001	27,874	28,455	28,455	18,671	12,186
11/30/2001	29,168	29,759	29,759	19,124	12,905
12/31/2001	29,535	30,113	30,113	18,690	12,985
1/31/2002	28,108	28,637	28,637	18,253	12,593
2/28/2002	27,619	28,136	28,136	18,558	12,486
3/31/2002	28,252	28,766	28,766	18,628	13,041
4/30/2002	26,336	26,787	26,787	17,932	12,603
5/31/2002	25,401	25,820	25,820	17,517	12,631
6/30/2002	23,372	23,739	23,752	16,354	11,867
7/31/2002	22,105	22,450	22,448	15,587	10,868
8/31/2002	22,220	22,538	22,551	15,603	10,891
9/30/2002	21,500	21,805	21,818	14,756	9,695
10/31/2002	22,089	22,392	22,390	15,570	10,412
11/30/2002	22,175	22,466	22,464	15,881	10,976
12/31/2002	21,656	21,938	21,936	15,484	10,446
1/31/2003	21,973	22,232	22,243	15,299	10,130
2/28/2003	21,729	21,967	21,965	14,895	9,957
3/31/2003	22,591	22,833	22,830	15,334	9,930
4/30/2003	23,468	23,682	23,680	16,181	10,817
5/31/2003	25,467	25,690	25,688	16,653	11,440
6/30/2003	26,820	27,023	27,036	17,161	11,642
7/31/2003	27,093	27,288	27,285	16,958	11,881
8/31/2003	26,186	26,366	26,363	16,446	12,140
9/30/2003	26,170	26,337	26,334	16,818	12,217
10/31/2003	26,515	26,674	26,671	17,082	12,943
11/30/2003	27,178	27,304	27,316	17,516	13,144
12/31/2003	27,942	28,052	28,065	18,204	13,972
1/31/2004	28,993	29,106	29,106	18,519	14,200
2/29/2004	29,813	29,930	29,912	18,682	14,443
3/31/2004	29,956	30,074	30,029	18,131	14,353
4/30/2004	30,361	30,480	30,425	18,706	14,068
5/31/2004	30,230	30,349	30,264	18,784	14,194
6/30/2004	29,928	30,045	29,940	18,700	14,502
7/31/2004	28,303	28,411	28,300	18,000	14,423
8/31/2004	28,849	28,939	28,826	18,321	14,480
9/30/2004	28,993	29,058	28,959	18,209	14,537
10/31/2004	28,863	28,910	28,796	18,007	14,595
11/30/2004	29,567	29,601	29,485	18,358	14,652
12/31/2004	31,480	31,501	31,378	19,370	14,709

Sector Breakdown *

Healthcare	84.4%
Short-Term Instruments	13.9%
Other	1.7%

*	% of total investments as of Dec. 31, 2004

10  PIMCO Funds Semi-Annual Report  |  12.31.04

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class A Shares had a total return of 12.07% for the six-month period ended December 31, 2004. This performance trailed the 13.70% return of the MSCI World Small-Cap Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. Much of the return was garnered during the fourth quarter, as concerns over high energy prices and other inflationary pressures, slowing economic growth and geopolitical issues gave way to investor optimism. Global small-caps did particularly well during this period, outperforming the broader market.

•	The Fund delivered strong absolute results but underperformed its Index, primarily due to its cash allocation. Favorable stock selection offset some of the ground lost to cash, while sector strategy was essentially neutral for the period.

•	Relative performance was hindered by the Fund’s underweight exposure to sectors that outperformed, including the more growth-oriented real estate, transportation, utilities and materials. An overweight in diversified financial and underweight in semiconductors and instruments added to relative performance.

•	The Fund’s top performing stock over the period was GOL Linhas Aereas Inteligentas SA, a low-cost Brazilian airline.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund Class A	12.07%	22.36%	0.18%	—	15.00%
PIMCO RCM Global Small-Cap Fund Class A (adjusted)	5.91%	15.63%	–0.95%	—	14.19%
PIMCO RCM Global Small-Cap Fund Class B	11.68%	21.47%	–0.50%	—	14.19%
PIMCO RCM Global Small-Cap Fund Class B (adjusted)	6.68%	16.47%	–0.88%	—	14.19%
PIMCO RCM Global Small-Cap Fund Class C (adjusted)	10.68%	20.48%	–0.51%	—	14.19%
MSCI World Small-Cap Index	13.70%	24.72%	10.65%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	13.26%	19.78%	–1.92%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,120.70	$1,116.80	$1,116.80	$1,015.78	$1,012.00	$1,012.00
Expenses Paid During Period	$10.00	$13.98	$13.98	$9.50	$13.29	$13.29

For each class of the Fund, expenses are equal to the expense ratio for the class (1.87% for Class A, 2.62% for Class B, 2.62% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Small-Cap Class A	RCM Global Small-Cap Class B	RCM Global Small-Cap Class C	MSCI World Small Cap Index
12/31/1996	9,450	10,000	10,000	10,000
1/31/1997	9,721	10,281	10,281	10,061
2/28/1997	9,454	9,992	9,992	10,043
3/31/1997	8,885	9,384	9,384	9,608
4/30/1997	8,816	9,305	9,305	9,402
5/31/1997	10,126	10,681	10,681	10,309
6/30/1997	11,085	11,687	11,687	10,627
7/31/1997	11,582	12,204	12,204	10,768
8/31/1997	11,617	12,232	12,232	10,491
9/30/1997	12,500	13,154	13,154	10,757
10/31/1997	11,723	12,328	12,328	10,193
11/30/1997	11,692	12,287	12,287	9,723
12/31/1997	11,818	12,413	12,413	9,431
1/31/1998	11,719	12,301	12,301	9,613
2/28/1998	13,015	13,655	13,655	10,449
3/31/1998	14,182	14,872	14,872	10,739
4/30/1998	14,774	15,483	15,483	10,810
5/31/1998	14,471	15,156	15,156	10,536
6/30/1998	14,838	15,532	15,532	10,270
7/31/1998	14,589	15,262	15,262	9,784
8/31/1998	11,458	11,978	11,978	8,160
9/30/1998	11,360	11,866	11,866	8,143
10/31/1998	11,930	12,455	12,455	8,717
11/30/1998	13,276	13,852	13,852	9,183
12/31/1998	14,046	14,647	14,647	9,376
1/31/1999	14,167	14,765	14,765	9,383
2/28/1999	13,175	13,722	13,722	8,960
3/31/1999	13,478	14,028	14,028	9,284
4/30/1999	14,121	14,689	14,689	9,990
5/31/1999	14,117	14,676	14,676	9,869
6/30/1999	16,052	16,677	16,677	10,413
7/31/1999	16,354	16,979	16,979	10,664
8/31/1999	16,871	17,504	17,504	10,704
9/30/1999	17,399	18,041	18,041	10,673
10/31/1999	18,470	19,140	19,140	10,538
11/30/1999	23,832	24,685	24,685	10,986
12/31/1999	28,651	29,659	29,659	11,756
1/31/2000	29,918	30,952	30,952	11,847
2/29/2000	36,476	37,718	37,718	13,278
3/31/2000	35,093	36,262	36,262	12,784
4/30/2000	30,601	31,599	31,599	11,867
5/31/2000	27,507	28,385	28,385	11,639
6/30/2000	32,946	33,977	33,977	12,498
7/31/2000	29,279	30,172	30,172	11,923
8/31/2000	32,523	33,497	33,497	12,740
9/30/2000	31,352	32,271	32,271	12,322
10/31/2000	27,433	28,214	28,214	11,731
11/30/2000	23,027	23,663	23,663	11,155
12/31/2000	24,591	25,253	25,253	11,568
1/31/2001	25,242	25,908	25,908	11,998
2/28/2001	22,269	22,840	22,840	11,651
3/31/2001	19,995	20,492	20,492	11,014
4/30/2001	21,743	22,271	22,271	11,887
5/31/2001	22,119	22,641	22,641	12,023
6/30/2001	21,336	21,825	21,825	11,996
7/31/2001	19,934	20,376	20,376	11,599
8/31/2001	18,493	18,891	18,891	11,576
9/30/2001	15,697	16,023	16,023	10,062
10/31/2001	16,599	16,935	16,935	10,736
11/30/2001	17,765	18,114	18,114	11,413
12/31/2001	18,365	18,713	18,713	11,709
1/31/2002	17,610	17,933	17,933	11,469
2/28/2002	17,071	17,380	17,380	11,371
3/31/2002	18,372	18,691	18,679	12,262
4/30/2002	18,675	18,984	18,959	12,461
5/31/2002	18,491	18,783	18,758	12,429
6/30/2002	17,400	17,660	17,648	11,787
7/31/2002	15,679	15,894	15,881	10,507
8/31/2002	15,850	16,067	16,056	10,458
9/30/2002	14,891	15,090	15,080	9,670
10/31/2002	15,220	15,451	15,441	9,788
11/30/2002	15,877	16,120	16,110	10,341
12/31/2002	15,036	15,277	15,268	9,871
1/31/2003	14,708	14,929	14,919	9,697
2/28/2003	14,511	14,702	14,693	9,529
3/31/2003	14,563	14,741	14,732	9,553
4/30/2003	15,706	15,891	15,883	10,541
5/31/2003	17,112	17,296	17,289	11,644
6/30/2003	17,809	17,991	17,984	12,025
7/31/2003	18,703	18,887	18,881	12,508
8/31/2003	20,083	20,279	20,272	13,292
9/30/2003	20,647	20,827	20,822	13,542
10/31/2003	22,685	22,860	22,869	14,738
11/30/2003	22,789	22,967	22,962	15,003
12/31/2003	23,630	23,796	23,791	15,635
1/31/2004	24,524	24,696	24,674	16,307
2/29/2004	24,825	24,999	24,968	16,645
3/31/2004	25,431	25,609	25,557	17,118
4/30/2004	24,854	25,028	24,969	16,342
5/31/2004	24,630	24,803	24,729	16,419
6/30/2004	25,800	25,981	25,879	17,151
7/31/2004	24,644	24,799	24,702	16,270
8/31/2004	24,341	24,476	24,381	16,251
9/30/2004	25,512	25,632	25,546	16,849
10/31/2004	25,971	26,088	25,988	17,343
11/30/2004	27,745	27,859	27,755	18,728
12/31/2004	28,916	29,015	28,907	19,501

Country Allocation *

United States	40.1%
Short-Term Instruments	11.4%
Japan	8.2%
United Kingdom	5.0%
Germany	4.2%
Switzerland	3.6%
Canada	2.9%
France	2.4%
Netherlands	2.3%
Other	19.9%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  11

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	RCM Global Technology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Class A Shares had a total return of 10.48% for the six-month period ended December 31, 2004. This return surpassed the 6.24% return of the NASDAQ Composite Index, as well as the 1.85% return of the Goldman Sachs Technology Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. While investors in the U.S. were somewhat cautious, foreign markets performed well, supported by the falling U.S. dollar. Technology stocks tended to trail the overall market early in the period, with performance picking up in the last two months of 2004.

•	The Fund’s positive relative performance was primarily due to strong stock selection. For example, the Fund saw good returns from many of its Internet holdings, including Shanda Interactive and Google. Stocks in semiconductors also helped, including names such as Marvel Technology. Other standout holdings included NCR, Autodesk, Apple Computers, McAfee, and Comverse. Relative performance was also helped by the Fund’s underweight exposure to Cisco Systems.

•	Sector allocation added to the Fund’s relative performance. The Fund benefited from its large overweight in Internet-related stocks, one of the best performing sectors in the market, as well as its underweight in semiconductors, one of the poorest performing sectors.

Average Annual Total Return  For periods ended 12/31/04

`	6 month	1 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Class A	10.48%	17.49%	–9.59%	—	17.68%
PIMCO RCM Global Technology Class A (adjusted)	4.41%	11.03%	–10.61%	—	16.95%
PIMCO RCM Global Technology Class B	10.02%	16.59%	–10.29%	—	17.00%
PIMCO RCM Global Technology Class B (adjusted)	5.02%	11.59%	–10.65%	—	17.00%
PIMCO RCM Global Technology Class C (adjusted)	9.03%	15.57%	–10.31%	—	16.79%
NASDAQ Composite Index	6.24%	8.60%	–11.76%	—	—
Goldman Sachs Technology Index	1.85%	2.47%	–16.10%	—	—
Lipper Science & Technology Fund Average	3.10%	3.97%	–16.49%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,104.80	$1,100.20	$1,100.30	$1,016.33	$1,012.55	$1,012.55
Expenses Paid During Period	$9.34	$13.29	$13.29	$8.94	$12.73	$12.73

For each class of the Fund, expenses are equal to the expense ratio for the class (1.76% for Class A, 2.51% for Class B, 2.51% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Technology Class A	RCM Global Technology Class B	RCM Global Technology Class C	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	9,450	10,000	10,000	10,000	10,000
1/31/1996	9,756	10,317	10,317	10,073	10,229
2/29/1996	10,024	10,595	10,595	10,456	10,914
3/31/1996	9,981	10,543	10,543	10,468	10,511
4/30/1996	10,879	11,484	11,484	11,315	11,721
5/31/1996	11,202	11,818	11,818	11,818	12,143
6/30/1996	10,680	11,260	11,260	11,262	11,523
7/31/1996	9,632	10,149	10,149	10,270	10,752
8/31/1996	10,096	10,631	10,631	10,849	11,242
9/30/1996	11,122	11,705	11,705	11,661	12,527
10/31/1996	10,958	11,523	11,523	11,609	12,439
11/30/1996	11,955	12,564	12,564	12,285	14,106
12/31/1996	11,876	12,472	12,472	12,270	13,651
1/31/1997	12,803	13,438	13,438	13,115	15,136
2/28/1997	11,554	12,118	12,118	12,442	13,942
3/31/1997	10,804	11,324	11,324	11,612	13,207
4/30/1997	10,940	11,460	11,460	11,985	14,386
5/31/1997	12,553	13,141	13,141	13,309	15,847
6/30/1997	12,932	13,530	13,530	13,706	16,046
7/31/1997	14,636	15,304	15,304	15,147	18,917
8/31/1997	14,695	15,356	15,356	15,085	18,476
9/30/1997	15,927	16,634	16,634	16,021	19,027
10/31/1997	14,887	15,536	15,536	15,146	17,389
11/30/1997	14,664	15,294	15,294	15,212	17,667
12/31/1997	15,006	15,639	15,639	14,925	16,819
1/31/1998	14,856	15,474	15,474	15,391	17,690
2/28/1998	16,580	17,261	17,261	16,827	19,606
3/31/1998	17,502	18,210	18,210	17,446	19,919
4/30/1998	18,993	19,751	19,751	17,756	21,047
5/31/1998	17,846	18,544	18,544	16,906	19,605
6/30/1998	19,554	20,307	20,307	18,006	21,303
7/31/1998	18,954	19,672	19,672	17,794	21,772
8/31/1998	15,842	16,430	16,430	14,248	17,824
9/30/1998	16,478	17,081	17,081	16,097	20,356
10/31/1998	18,019	18,667	18,667	16,834	21,852
11/30/1998	20,410	21,133	21,133	18,528	24,393
12/31/1998	24,027	24,863	24,863	20,838	28,386
1/31/1999	27,607	28,553	28,553	23,814	32,942
2/28/1999	24,910	25,746	25,746	21,744	28,983
3/31/1999	27,904	28,826	28,826	23,393	31,455
4/30/1999	29,366	30,316	30,316	24,167	32,446
5/31/1999	28,268	29,164	29,164	23,480	32,085
6/30/1999	31,513	32,494	32,494	25,530	35,855
7/31/1999	32,178	33,157	33,157	25,078	35,508
8/31/1999	34,324	35,349	35,349	26,036	37,350
9/30/1999	37,029	38,113	38,113	26,102	37,720
10/31/1999	42,650	43,872	43,872	28,195	39,056
11/30/1999	52,263	53,734	53,734	31,708	44,508
12/31/1999	67,608	69,473	69,473	38,677	53,538
1/31/2000	68,899	70,759	70,759	37,451	50,230
2/29/2000	95,081	97,604	97,604	44,638	59,336
3/31/2000	85,601	87,805	87,805	43,460	61,995
4/30/2000	76,108	78,015	78,015	36,693	56,589
5/31/2000	68,604	70,276	70,276	32,323	50,347
6/30/2000	79,491	81,386	81,386	37,695	56,535
7/31/2000	77,798	79,604	79,604	35,803	53,894
8/31/2000	93,397	95,509	95,509	39,977	60,901
9/30/2000	87,970	89,902	89,902	34,908	51,035
10/31/2000	77,115	78,754	78,754	32,028	47,176
11/30/2000	63,273	64,571	64,571	24,694	36,368
12/31/2000	57,572	58,708	58,708	23,484	33,248
1/31/2001	60,986	62,154	62,154	26,356	38,701
2/28/2001	44,239	45,049	45,049	20,455	27,965
3/31/2001	37,864	38,526	38,526	17,493	24,078
4/30/2001	40,965	41,654	41,654	20,117	28,672
5/31/2001	38,602	39,226	39,226	20,063	27,525
6/30/2001	37,247	37,826	37,826	20,542	27,594
7/31/2001	33,656	34,156	34,156	19,270	25,629
8/31/2001	29,173	29,583	29,583	17,162	22,287
9/30/2001	24,797	25,125	25,125	14,248	17,776
10/31/2001	28,554	28,914	28,914	16,068	20,629
11/30/2001	33,205	33,606	33,606	18,352	24,140
12/31/2001	34,723	35,122	35,122	18,541	23,711
1/31/2002	33,376	33,735	33,735	18,386	23,685
2/28/2002	28,349	28,631	28,631	16,461	20,516
3/31/2002	31,235	31,537	31,525	17,544	21,976
4/30/2002	27,646	27,885	27,884	16,051	19,284
5/31/2002	25,816	26,025	26,024	15,362	18,494
6/30/2002	23,475	23,649	23,658	13,912	15,873
7/31/2002	21,247	21,397	21,397	12,629	14,265
8/31/2002	20,724	20,858	20,858	12,502	14,077
9/30/2002	18,304	18,411	18,411	11,144	11,567
10/31/2002	21,258	21,363	21,362	12,643	14,092
11/30/2002	23,849	23,958	23,947	14,060	16,554
12/31/2002	20,622	20,698	20,697	12,698	14,137
1/31/2003	20,565	20,640	20,617	12,559	14,010
2/28/2003	20,474	20,549	20,514	12,718	14,216
3/31/2003	20,304	20,378	20,341	12,752	14,051
4/30/2003	22,566	22,648	22,569	13,923	15,514
5/31/2003	26,429	26,526	26,417	15,174	17,240
6/30/2003	27,827	27,929	27,796	15,429	17,194
7/31/2003	29,692	29,800	29,633	16,497	18,179
8/31/2003	31,601	31,716	31,529	17,215	19,430
9/30/2003	32,066	32,183	31,964	16,991	19,140
10/31/2003	35,349	35,478	35,215	18,372	20,998
11/30/2003	35,020	35,148	34,870	18,639	21,397
12/31/2003	34,758	34,885	34,595	19,049	21,723
1/31/2004	37,097	37,232	36,902	19,645	22,744
2/29/2004	35,880	36,011	35,673	19,299	22,093
3/31/2004	35,801	35,932	35,559	18,961	21,479
4/30/2004	33,836	33,959	33,596	18,258	20,225
5/31/2004	35,825	35,956	35,548	18,891	21,337
6/30/2004	36,961	37,096	36,650	19,471	21,855
7/31/2004	32,928	33,019	32,619	17,947	19,784
8/31/2004	31,987	32,055	31,676	17,478	18,785
9/30/2004	33,624	33,680	33,272	18,038	19,431
10/31/2004	36,805	36,839	36,397	18,781	20,437
11/30/2004	39,591	39,591	39,130	19,940	21,578
12/31/2004	40,843	40,811	40,324	20,687	22,259

Sector Breakdown *

Technology	63.0%
Short-Term Instruments	21.0%
Energy	4.8%
Healthcare	4.6%
Other	6.6%

*	% of total investments as of Dec. 31, 2004

12  PIMCO Funds Semi-Annual Report  |  12.31.04

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class A Shares delivered a total return of 12.65% for the six-month period ended December 31, 2004. This performance trailed the 15.10% return of the MSCI EAFE Index and 13.40% return of the MSCI EAFE Growth Index.

•	The beginning of the third quarter 2004 was marked by a number of high profile earnings misses, most notably in the technology sector, which caused many of the major market indices to decline significantly. After hitting lows towards the end of the third quarter, equity markets rallied strongly during the fourth quarter.

•	The Fund delivered solid absolute returns for the period, but underperformed its benchmarks. Favorable stock selection partially offset ground lost due to sector allocation over the period. An overweight in semiconductors and instruments, as well as household and personal products detracted from performance. An underweight in lower growth-oriented industries such as utilities and materials also hurt relative performance.

•	Stock selection was most favorable in the energy sector, where the Fund’s positions in EnCana Corporation and Suncor Energy Inc. contributed to performance. EnCana is an independent crude oil and natural gas company engaged in exploration and production. Suncor Energy is a Canadian integrated energy company that acquires, develops and markets crude oil and natural gas. Outside of energy, the Fund saw strong returns from its investment in ICICI Bank Ltd.

•	Relative performance was hindered over the period by some of the Fund’s healthcare holdings, most notably generic drug manufacturer Teva Pharmaceuticals.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/22/95)
PIMCO RCM International Growth Equity Class A	12.65%	14.87%	–10.48%	—	5.39%
PIMCO RCM International Growth Equity Class A (adjusted)	6.45%	8.55%	–11.49%	—	4.77%
PIMCO RCM International Growth Equity Class B	12.34%	14.08%	–11.16%	—	4.81%
PIMCO RCM International Growth Equity Class B (adjusted)	7.34%	9.08%	–11.45%	—	4.81%
PIMCO RCM International Growth Equity Class C (adjusted)	11.28%	13.14%	–11.16%	—	4.60%
MSCI EAFE Index	15.10%	20.70%	–0.80%	—	—
MSCI EAFE Growth Index	13.40%	16.48%	–5.77%	—	—
Lipper International Large-Cap Growth Fund Average	11.72%	13.48%	–7.63%	—	—

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,126.50	$1,123.40	$1,122.80	$1,017.80	$1,014.01	$1,014.01
Expenses Paid During Period	$7.88	$11.88	$11.88	$7.48	$11.27	$11.27

For each class of the Fund, expenses are equal to the expense ratio for the class (1.47% for Class A, 2.22% for Class B, 2.22% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM International Growth Equity Class A	RCM International Growth Equity Class B	RCM International Growth Equity Class C	MSCI EAFE Index	MSCI EAFE Growth Index
5/31/1995	9,450	10,000	10,000	10,000	10,000
6/30/1995	9,699	10,258	10,258	9,827	9,795
7/31/1995	10,343	10,931	10,931	10,442	10,422
8/31/1995	10,204	10,778	10,778	10,046	9,985
9/30/1995	10,419	10,999	10,999	10,245	10,216
10/31/1995	10,258	10,822	10,822	9,972	9,942
11/30/1995	10,283	10,842	10,842	10,252	10,217
12/31/1995	10,527	11,092	11,092	10,668	10,575
1/31/1996	10,815	11,388	11,388	10,714	10,585
2/29/1996	10,940	11,513	11,513	10,753	10,623
3/31/1996	11,274	11,857	11,857	10,984	10,880
4/30/1996	11,667	12,264	12,264	11,306	11,145
5/31/1996	11,812	12,409	12,409	11,101	10,915
6/30/1996	11,887	12,481	12,481	11,166	10,955
7/31/1996	11,411	11,972	11,972	10,842	10,602
8/31/1996	11,661	12,227	12,227	10,869	10,615
9/30/1996	11,919	12,491	12,491	11,160	10,908
10/31/1996	11,824	12,383	12,383	11,049	10,820
11/30/1996	12,318	12,893	12,893	11,492	11,168
12/31/1996	12,504	13,080	13,080	11,346	10,967
1/31/1997	12,746	13,324	13,324	10,952	10,512
2/28/1997	12,849	13,425	13,425	11,134	10,677
3/31/1997	12,785	13,350	13,350	11,177	10,742
4/30/1997	12,996	13,562	13,562	11,239	10,851
5/31/1997	13,835	14,429	14,429	11,973	11,492
6/30/1997	14,625	15,244	15,244	12,636	12,162
7/31/1997	15,513	16,158	16,158	12,843	12,455
8/31/1997	14,429	15,019	15,019	11,886	11,496
9/30/1997	15,599	16,228	16,228	12,554	12,258
10/31/1997	14,564	15,141	15,141	11,593	11,100
11/30/1997	14,519	15,085	15,085	11,477	11,077
12/31/1997	14,680	15,243	15,243	11,580	11,221
1/31/1998	15,083	15,650	15,650	12,113	11,731
2/28/1998	15,838	16,425	16,425	12,893	12,511
3/31/1998	16,432	17,030	17,030	13,292	12,682
4/30/1998	16,736	17,334	17,334	13,400	12,812
5/31/1998	16,827	17,416	17,416	13,338	12,725
6/30/1998	16,874	17,454	17,454	13,442	12,903
7/31/1998	17,424	18,011	18,011	13,582	12,963
8/31/1998	15,044	15,540	15,540	11,902	11,572
9/30/1998	14,131	14,586	14,586	11,540	11,248
10/31/1998	14,863	15,331	15,331	12,746	12,391
11/30/1998	15,615	16,098	16,098	13,403	12,993
12/31/1998	16,634	17,139	17,139	13,935	13,742
1/31/1999	16,917	17,418	17,418	13,897	13,816
2/28/1999	16,212	16,682	16,682	13,569	13,370
3/31/1999	16,560	17,030	17,030	14,139	13,553
4/30/1999	16,842	17,310	17,310	14,714	13,694
5/31/1999	16,070	16,506	16,506	13,960	13,101
6/30/1999	17,395	17,857	17,857	14,507	13,611
7/31/1999	18,296	18,771	18,771	14,942	13,875
8/31/1999	18,477	18,945	18,945	15,000	13,955
9/30/1999	18,846	19,313	19,313	15,155	14,178
10/31/1999	20,377	20,870	20,870	15,726	14,940
11/30/1999	23,256	23,806	23,806	16,277	16,036
12/31/1999	26,605	27,217	27,217	17,740	17,823
1/31/2000	25,405	25,971	25,971	16,615	16,823
2/29/2000	27,216	27,807	27,807	17,065	17,758
3/31/2000	26,552	27,109	27,109	17,731	18,094
4/30/2000	24,186	24,677	24,677	16,802	16,900
5/31/2000	21,978	22,407	22,407	16,395	15,855
6/30/2000	23,015	23,451	23,451	17,040	16,424
7/31/2000	21,984	22,387	22,387	16,329	15,398
8/31/2000	22,380	22,776	22,776	16,474	15,563
9/30/2000	20,675	21,027	21,027	15,675	14,534
10/31/2000	19,835	20,161	20,161	15,308	13,864
11/30/2000	18,570	18,862	18,862	14,737	13,226
12/31/2000	19,392	19,686	19,686	15,265	13,476
1/31/2001	18,824	19,098	19,098	15,257	13,439
2/28/2001	16,898	17,133	17,133	14,115	12,076
3/31/2001	15,800	16,009	16,009	13,180	11,246
4/30/2001	16,830	17,043	17,043	14,104	12,023
5/31/2001	16,152	16,346	16,346	13,618	11,544
6/30/2001	15,461	15,636	15,636	13,066	10,985
7/31/2001	14,938	15,097	15,097	12,830	10,719
8/31/2001	14,149	14,291	14,291	12,508	10,231
9/30/2001	12,957	13,078	13,078	11,243	9,266
10/31/2001	13,050	13,163	13,163	11,531	9,634
11/30/2001	13,017	13,122	13,122	11,956	10,129
12/31/2001	13,134	13,231	13,231	12,028	10,188
1/31/2002	12,285	12,365	12,365	11,389	9,639
2/28/2002	12,027	12,104	12,104	11,470	9,769
3/31/2002	12,585	12,666	12,666	12,153	10,191
4/30/2002	12,499	12,551	12,551	12,184	10,204
5/31/2002	12,499	12,551	12,551	12,350	10,234
6/30/2002	11,927	11,976	11,960	11,863	9,972
7/31/2002	10,796	10,841	10,821	10,694	8,909
8/31/2002	10,753	10,797	10,764	10,672	8,842
9/30/2002	9,737	9,777	9,755	9,529	8,075
10/31/2002	10,052	10,094	10,072	10,042	8,532
11/30/2002	10,339	10,381	10,346	10,499	8,783
12/31/2002	10,067	10,108	10,070	10,147	8,581
1/31/2003	9,546	9,586	9,534	9,724	8,158
2/28/2003	9,344	9,383	9,332	9,501	7,982
3/31/2003	9,171	9,209	9,159	9,322	7,904
4/30/2003	9,850	9,890	9,839	10,247	8,597
5/31/2003	10,485	10,528	10,447	10,877	9,049
6/30/2003	10,702	10,746	10,664	11,145	9,209
7/31/2003	10,933	10,978	10,882	11,417	9,332
8/31/2003	11,236	11,283	11,186	11,695	9,503
9/30/2003	11,394	11,442	11,330	12,057	9,826
10/31/2003	12,290	12,341	12,212	12,810	10,392
11/30/2003	12,449	12,500	12,357	13,097	10,636
12/31/2003	13,314	13,369	13,202	14,121	11,368
1/31/2004	13,504	13,560	13,392	14,321	11,591
2/29/2004	13,723	13,780	13,595	14,655	11,812
3/31/2004	13,927	13,985	13,799	14,743	11,825
4/30/2004	13,446	13,501	13,304	14,421	11,540
5/31/2004	13,416	13,471	13,275	14,466	11,519
6/30/2004	13,577	13,633	13,421	14,808	11,677
7/31/2004	13,022	13,084	12,866	14,329	11,835
8/31/2004	12,963	13,009	12,793	14,395	11,993
9/30/2004	13,387	13,424	13,201	14,774	12,150
10/31/2004	13,767	13,795	13,580	15,279	12,308
11/30/2004	14,775	14,803	14,558	16,327	12,466
12/31/2004	15,295	15,314	15,067	17,044	12,624

Country Allocation *

United Kingdom	20.1%
Japan	13.0%
Germany	10.8%
France	6.5%
Switzerland	6.2%
Canada	4.5%
Hong Kong	4.3%
Italy	4.2%
Netherlands	4.0%
Ireland	3.0%
Other	23.4%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  13

Schedule of Investments

NACM Global Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.0%

Barbados 0.8%

Nabors Industries Ltd. (a)	1,500	$77

Bermuda 2.6%

Jardine Matheson Holdings	5,200	83
Tyco International Ltd.	4,450	159

		242

Canada 1.2%

Alcan, Inc.	2,200	108

China 1.3%

Cheung Kong Ltd.	6,000	60
Hongkong and Shanghai Hotels Ltd. (a)	67,000	60

		120

France 3.7%

JC Decaux S.A. (a)	2,954	86
Maroc Telecom (a)	4,703	54
Sanofi-Synthelabo S.A. (a)	1,417	113
Vivendi Universal S.A. (a)	2,760	88

		341

Germany 4.4%

Adidas-Salomon AG (a)	396	64
BASF AG (a)	1,439	104
Hypo Real Estate Holdings AG (a)	1,631	68
SAP AG (a)	562	100
Siemens AG (a)	824	70

		406

Hong Kong 2.9%

Dickson Concepts Ltd.	68,200	92
Lifestyle International Holdings Ltd. (a)	32,000	47
New World Development	51,000	57
Sino Land Co., Ltd.	74,400	74

		270

Indonesia 0.9%

PT Indosat Tbk. (a)	138,500	86

Ireland 2.2%

Anglo Irish Bank Corp.	4,827	117
CRH PLC	3,304	88

		205

Israel 1.1%

Teva Pharmaceutical Industries Ltd. SP - ADR	3,300	99

Italy 0.5%

Geox SpA (a)	5,846	45

Japan 6.4%

Ajinomoto Co., Inc. (a)	5,000	60
Fuji Fire & Marine Insurance (a)	27,000	88
Hokuhoku Financial Group, Inc. (a)	27,000	74
JSR Corp.	2,400	53
Mitsubishi Tokyo Financial Group, Inc. (a)	10	102
Mizuho Financial Group, Inc. (a)	18	91
Nippon Electric Glass Co., Ltd.	2,000	51
Pioneer Corp. (a)	3,800	75

		594

Malaysia 3.1%

Astro All Asia Networks PLC (a)	47,000	67
Commerce Asset-Holding Bhd. (a)	53,400	66
Telekom Malaysia Bhd. (a)	25,100	77
Tenaga Nasional Bhd.	23,000	66
UBS Call Warrant (Public Bank Bhd.) (a)(b)	425,000	8

		284

Mexico 1.4%

America Movil S.A. de C.V. SP - ADR	2,400	126

Netherlands 2.2%

ING Groep NV	3,112	94
Royal Numico NV (a)	3,172	114

		208

Philippines 0.6%

Philippine Long Distance Telephone Co. SP - ADR (a)	2,400	60

South Korea 0.8%

LG Electronics, Inc. (a)	1,220	75

Switzerland 3.5%

Novartis AG (a)	2,041	103
SGS S.A. (a)	104	73
Swiss Life Holding (a)	418	61
UBS AG (a)	1,081	91

		328

Taiwan 0.9%

CSFB Equtiy Linked Participation Notes (Hon Hai Precision Industry Co., Ltd.) (c)	1,806,100	84
UBS Call Warrant (Yageo Corp.) (a)(d)	400,000	1

		85

Thailand 0.8%

True Corp. PLC (a)	329,400	71

United Kingdom 5.4%

HSBC Holdings PLC	5,200	89
Man Group PLC	2,838	80
Morrison (WM) Supermarkets PLC	32,598	129
Rank Group PLC (a)	17,036	86
Royal Bank of Scotland PLC (a)	3,550	119

		503

United States 49.3%

Advance Auto Parts, Inc. (a)	2,000	87
Allscripts Healthcare Solutions, Inc. (a)	5,900	63
American Healthways, Inc. (a)	2,500	83
American International Group, Inc.	2,600	171
Ansys, Inc. (a)	1,700	54
Apple Computer, Inc. (a)	1,500	97
Autodesk, Inc.	2,500	95
Burlington Resources, Inc.	2,100	91
Carter’s, Inc. (a)	2,300	78
Century Aluminum Co. (a)	2,900	76
Citrix Systems, Inc. (a)	3,900	96
Coach, Inc. (a)	1,800	102
ConocoPhillips	500	43
Dell, Inc. (a)	3,600	152
Dow Chemical Co.	2,000	99
Exxon Mobil Corp.	4,000	205
Freescale Semiconductor, Inc. ‘B’ (a)	3,428	63
General Electric Co.	5,700	208
Gilead Sciences, Inc. (a)	4,200	147
Halliburton Co.	2,400	94
Inamed Corp. (a)	1,100	70
Intel Corp.	4,500	105
ITT Industries, Inc.	800	68
Jabil Circuit, Inc. (a)	3,300	84
Kinetic Concepts, Inc. (a)	2,000	153
Las Vegas Sands Corp. (a)	1,700	82
McAfee, Inc. (a)	2,600	75
McDonald’s Corp.	2,900	93
Microsoft Corp.	7,600	203
Millicom International Cellular S.A. (a)	2,500	57
Morgan Stanley Dean Witter & Co.	1,800	100
News Corp. ‘B’	6,300	121
PETsMART, Inc.	2,800	99
Praxair, Inc.	3,000	132
QUALCOMM, Inc.	2,200	93
Quiksilver, Inc. (a)	3,000	89
Symantec Corp. (a)	3,000	77
Synthes, Inc. (a)	772	86
Texas Instruments, Inc.	4,600	113
TIBCO Software, Inc. (a)	5,400	72
Time Warner, Inc. (a)	7,200	140
Transocean, Inc. (a)	3,100	131
TurboChef Technologies, Inc. (a)	2,167	50
Williams Cos., Inc.	4,297	70
Zimmer Holdings, Inc. (a)	1,400	112

		4,579

Total Common Stocks (Cost $7,975)		8,912

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.3%

Repurchase Agreement 6.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.375% due 07/21/2008 valued at $597. Repurchase proceeds are $584.)	$584	584

Total Short-Term Instruments (Cost $584)		584

Total Investments (e) 102.3% (Cost $8,559)		$9,496

Other Assets and Liabilities (Net) (2.3%)		(211)

Net Assets 100.0%		$9,285

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(c)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(d)	The Warrants entitle the Fund to purchase 1 share of Yaego Corp. for every warrant held at $0.0000001 until October 13, 2005.
(e)	Securities with an aggregate value of $3,294, which represents 35.48% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

14  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NACM International Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.2%

Australia 2.6%

BHP Billiton Ltd.	9,200	$110
BlueScope Steel Ltd.	31,200	202

		312

Austria 0.3%

Voestalpine AG	400	31

Belgium 0.3%

KBC Bancassurance Holding	500	38

Bermuda 0.2%

Jardine Matheson Holdings	1,600	25

Finland 2.4%

Nokia Corp.	4,344	68
Outokumpu Oyj	4,600	82
Perlos Oyj	3,200	51
Rautaruukki Oyj	4,600	55
Sampo Oyj	2,700	37

		293

France 9.6%

Alcatel Telecommunications S.A.	3,400	53
Compagnie Generale des Etablissements Michelin ‘B’	1,500	96
France Telecom S.A.	1,400	46
PSA Peugeot Citroen	3,500	222
Renault S.A.	2,937	246
Sanofi-Synthelabo S.A.	400	32
Societe Generale S.A.	611	62
TotalFinaElf S.A.	1,298	284
Vinci S.A.	900	121

		1,162

Germany 6.2%

BASF AG	1,100	79
Deutsche Bank AG	2,000	178
Deutsche Telekom AG (a)	3,000	68
Hannover Rueckversicherung AG	3,000	117
Merck KGaA	400	28
Puma AG Rudolf Dassler Sport	150	41
Rheinmetall AG	600	31
Salzgitter AG	1,500	29
Schering AG	500	37
ThyssenKrupp AG	5,400	119
United Internet AG	900	24

		751

Hong Kong 3.9%

ASM Pacific Technology Ltd.	6,000	22
Cathay Pacific Airways Ltd.	44,000	84
CNOOC Ltd.	234,000	125
Hang Lung Properties Ltd.	33,000	51
Orient Overseas International Ltd.	15,000	57
Shangri-La Asia Ltd.	22,000	32
Sino Land Co., Ltd.	51,000	51
Techtronic Industries Co.	12,000	26
TPV Technology Ltd.	50,000	30

		478

Italy 2.6%

Banca Intesa SpA	4,800	23
Enel SpA	12,293	121
Eni SpA	4,243	106
Milano Assicurazioni SpA	10,400	59

		309

Japan 23.8%

Bridgestone Corp.	3,000	60
Canon, Inc.	1,000	54
Daihatsu Motor Co.	4,000	32
Dainippon Pharmaceutical Co.	3,000	30
Hitachi Ltd.	10,400	73
Honda Motor Co., Ltd.	1,800	94
Ibiden Co., Ltd.	2,100	41
Isuzu Motors Ltd. (a)	11,000	33
Japan Tobacco, Inc.	5	57
JFE Holdings, Inc.	5,800	166
Kawasaki Kisen Kaisha Ltd.	26,000	167
Kayaba Industry Co., Ltd.	5,000	19
KDDI Corp.	19	102
Keyence Corp.	100	22
Kitz Corp.	9,000	51
Kubota Corp.	16,000	79
Makita Corp.	4,000	70
Mitsubishi Corp.	3,000	39
Mitsubishi Tokyo Financial Group, Inc.	2	21
Mitsui OSK Lines Ltd.	18,000	108
Mitsui Trust Holdings, Inc.	3,000	30
Nippon Electric Glass Co., Ltd.	3,000	77
Nippon Oil Corp.	5,000	32
Nippon Steel Corp.	81,000	199
Nippon Suisan Kaisha Ltd.	9,000	30
Nippon Telegraph & Telephone Corp.	3	14
Nippon Yusen Kabushiki Kaisha	31,000	167
Nissan Motor Co., Ltd.	4,900	54
Sankyo Co.	3,000	68
Sanyo Shinpan Finance Co.	900	64
Sumitomo Metal Industries Ltd.	115,000	156
Takeda Chemical Industries	1,832	93
Tokyo Electron Ltd.	1,400	87
Tokyo Gas Co., Ltd.	56,000	230
Toson Corp.	5,000	22
Toyota Motor Credit Corp.	4,325	178
West Japan Railway Co.	14	57

		2,876

Luxembourg 0.8%

Arcelor S.A.	4,100	95

Netherlands 3.2%

ABN AMRO Holdings NV	1,033	27
Fortis (a)	5,700	158
ING Groep NV	4,800	145
Royal P&O Nedlloyd NV	1,300	59

		389

Norway 0.7%

Statoil ASA	5,500	87

Singapore 0.9%

Neptune Orient Lines Ltd.	42,100	77
Total Access Communication PCL	9,000	32

		109

Spain 3.1%

Banco Santander Central Hispano S.A.	6,751	84
Repsol YPF S.A.	4,600	120
Telefonica S.A. (a)	9,100	171

		375

Sweden 7.2%

ForeningsSparbanken AB	8,600	214
Nordea Bank AB	19,000	192
Svenska Handelsbanken ‘A’	7,900	206
Telefonaktiebolaget LM Ericsson ‘B’ (a)	19,200	60
TeliaSonera AB	33,500	200

		872

Switzerland 3.3%

Credit Suisse Group	1,200	50
Novartis AG	800	40
Swiss Reinsurance Co. (a)	1,900	135
UBS AG	2,143	180

		405

United Kingdom 24.1%

ARM Holdings PLC	30,300	64
AstraZeneca PLC	6,119	222
Aviva PLC	5,640	68
Barclays Bank PLC	9,705	109
Barratt Developments PLC	6,000	69
BP PLC	7,501	73
Enterprise Inns PLC	6,100	93
GlaxoSmithKline PLC	12,226	287
HBOS Treasury Services PLC	16,488	268
HSBC Holdings PLC	1,900	32
Imperial Tobacco Group PLC	6,900	189
Intercontinental Hotels Group PLC	4,279	53
Laird Group PLC	4,100	26
Lloyds TSB Group PLC	4,266	39
Marconi Corp. PLC (a)	5,600	60
Next PLC	7,600	240
Northern Rock PLC	1,900	28
Persimmon PLC	5,700	76
Reuters Group PLC	3,100	22
Royal Bank of Scotland PLC	6,700	225
Scottish & Southern Energy PLC	5,900	99
Shell Transport & Trading Co., PLC	3,400	29
Smith & Nephew PLC	4,700	48
Tesco PLC	13,300	82
Vodafone Group PLC	98,341	268
Wimpey (George) PLC	7,965	62
Xstrata PLC	4,500	80

		2,911

Total Common Stocks (Cost $9,434)		11,518

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.2%

Repurchase Agreement 4.2%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 05/15/2029 valued at $525. Repurchase proceeds are $513.)	$513	513

Total Short-Term Instruments (Cost $513)		513

Total Investments (b) 99.4% (Cost $9,947)		$12,031

Other Assets and Liabilities (Net) 0.6%		70

Net Assets 100.0%		$12,101

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $11,518, which represents 95.18% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  15

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 93.3%

Australia 8.4%

AMP Bank Ltd.	116,512	$665
BHP Billiton Ltd.	105,183	1,262
Foster’s Group Ltd.	76,753	349
Macquarie Infrastructure Group	217,531	580
Portman Ltd. (a)	364,380	803
Rio Tinto Ltd.	10,345	318
Westpac Capital Corp.	34,739	529

		4,506

China 3.1%

Aluminum Corp. of China Ltd. (a)	1,056,000	622
Denway Motors Ltd.	1,180,000	421
Sa Sa International Holdings Ltd.	1,168,000	620

		1,663

Hong Kong 7.9%

Dickson Concepts Ltd.	458,800	622
Henderson Land Development Co., Ltd.	94,000	490
Hong Kong Exchange & Clearing Ltd.	392,000	1,052
New World Development	483,000	540
Shangri-La Asia Ltd.	363,150	532
Sino Land Co., Ltd.	611,949	606
ZTE Corp. ‘H’ (a)	112,400	364

		4,206

India 0.9%

Satyam Computer Services Ltd. SP - ADR	20,200	487

Indonesia 2.3%

PT Bank Pan Indonesia Tbk.	3,250,536	147
PT Bank Rakyat Indonesia Tbk.	1,585,500	492
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	1,338,000	206
PT Telekomunikasi Indonesia Tbk.	719,500	374

		1,219

Japan 42.3%

Asahi Glass Co., Ltd.	72,000	796
Bank of Yokohama Ltd. (a)	126,000	794
Canon, Inc.	12,100	657
Fuji Photo Film Co.	13,000	481
Funai Electric Co., Ltd. (a)	2,200	274
Hoya Corp.	6,200	701
Ito-Yokado Co.	17,000	715
Kinden Corp. (a)	63,000	473
Komeri Co., Ltd.	14,800	403
Kyocera Corp.	7,600	587
Leopalace21 Corp. (a)	29,500	520
Marubeni Corp. (a)	258,000	715
Matsushita Electric Industrial Co., Ltd.	35,000	561
Mitsubishi Tokyo Financial Group, Inc. (a)	99	1,014
Mizuho Financial Group, Inc. (a)	435	2,205
Murata Manufacturing Co., Ltd.	7,000	392
Nissan Motor Co., Ltd.	55,000	605
NTT DoCoMo, Inc.	283	523
NTT Urban Development Corp. (a)	30	131
Obayashi Corp.	80,000	505
Sega Sammy Holdings, Inc. (a)	11,960	657
Sumitomo Bakelite Co., Ltd.	62,000	392
Sumitomo Mitsui Financial Group, Inc. (a)	274	2,003
Sumitomo Trust & Banking Co. (a)	143,000	1,037
T & D Holdings, Inc. (a)	8,600	411
TonenGeneral Sekiyu KK	35,000	319
Toyota Motor Credit Corp.	42,300	1,736
UFJ Holdings, Inc. (a)	432	2,645
UMC Japan (a)	742	372

		22,624

Malaysia 3.4%

AMMB Holdings Bhd.	334,860	287
Astro All Asia Networks PLC (a)	378,600	538
Tenaga Nasional Bhd.	351,200	1,007

		1,832

Philippines 0.7%

Ayala Corp.	2,949,400	347

Singapore 2.7%

City Developments Ltd. (a)	76,000	331
City Developments Ltd. Warrants Exp. 05/10/2006 (a)(d)	8,000	22
HI-P International Ltd. (a)	533,000	549
Singapore Exchange Ltd.	316,000	347
Singapore Press Holdings Ltd.	62,500	176

		1,425

South Korea 7.2%

Daishin Securities Co. (a)	34,990	474
Hynix Semiconductor, Inc. (a)	47,480	534
Hyundai Motor Co., Ltd. (a)	9,910	529
Kia Motors Corp. (a)	43,070	453
NCsoft Corp. (a)	5,545	446
Samsung Electronics Co., Ltd.	930	404
Shinhan Financial Group Co., Ltd. (a)	29,610	665
Top Engineering Co., Ltd.	34,766	374

		3,879

Taiwan 9.3%

Advanced Semiconductor Engineering, Inc. (a)	327,993	249
Asustek Computer, Inc. SP - GDR	336,457	882
Cathay Financial Holding Co.	229,000	470
Compeq Manufacturing Co., Ltd. (a)	911,000	303
Eva Airways Corp. (a)	838,853	414
Optimax Technology Corp. (a)	195,000	500
Powerchip Semiconductor Corp. SP - GDR (a)	61,400	510
Siliconware Precision Industries Co. SP - ADR (c)	202,100	829
United Microelectronics Corp. SP - ADR (a)(c)	235,194	830

		4,987

Thailand 3.8%

Bangkok Bank Public Co., Ltd. (a)	171,300	503
Krung Thai Bank Public Co., Ltd. (a)	3,266,200	757
True Corp. PLC (a)	3,598,200	773

		2,033

United States 1.3%

News Corp. ‘B’ (c)	37,149	713

Total Common Stocks (Cost $43,194)		49,921

PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd.	32,000	24

Total Preferred Stock (Cost $19)		24

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.5%

Collateral Invested for Securities on Loan (b) 4.6%

Fortis Funding LLC
2.251% due 01/03/2005	$350	350
Suntrust Bank
2.000% due 01/03/2005	2,110	2,110

		2,460

Repurchase Agreement 6.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $3,742. Repurchase proceeds are $3,668.)	3,667	3,667

Total Short-Term Instruments (Cost $6,127)		6,127

Total Investments (e) 104.8% (Cost $49,340)		$56,072

Other Assets and Liabilities (Net) (4.8%)		(2,544)

Net Assets 100.0%		$53,528

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $2,171; cash collateral of $2,456 was received with which the Fund purchased securities.
(d)	The Warrants entitle the Fund to purchase 1 share of City Developments for every warrant held at Singapore Dollar 2.500 until May 10, 2006.
(e)	Securities with an aggregate value of $40,376, which represents 75.43% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

16  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.9%

Healthcare 96.9%

Abgenix, Inc. (a)	168,000	$1,737
Adolor Corp. (a)(d)	275,000	2,728
Affymetrix, Inc. (a)(d)	143,000	5,227
Alexion Pharmaceuticals, Inc. (a)	304,510	7,674
Alkermes, Inc. (a)	250,000	3,522
Amgen, Inc. (a)	471,820	30,267
Amylin Pharmaceuticals, Inc. (a)	289,000	6,751
AtheroGenics, Inc. (a)(d)	126,100	2,971
AVANIR Pharmaceutica ls ‘A’ (a)	550,000	1,875
Biogen Idec, Inc. (a)(d)	411,000	27,377
Celgene Corp. (a)(d)	293,280	7,781
Cell Therapeutics, Inc. (a)(d)	320,000	2,605
Cephalon, Inc. (a)(d)	78,000	3,969
Chiron Corp. (a)	155,000	5,166
Corgentech, Inc. (a)(d)	190,000	1,573
Cubist Pharmaceuticals, Inc. (a)	292,000	3,454
CV Therapeutics, Inc. (a)(d)	292,000	6,716
Cytokinetics, Inc. (a)	155,900	1,598
Elan Corp. PLC SP - ADR (a)(d)	378,000	10,301
Encysive Pharmaceuticals, Inc. (a)	249,080	2,473
Exelixis, Inc. (a)	373,000	3,544
Genentech, Inc. (a)(d)	273,176	14,872
Gen-Probe, Inc. (a)	62,000	2,803
Genzyme Corp. (a)	286,000	16,608
Gilead Sciences, Inc. (a)	669,000	23,408
Human Genome Sciences, Inc. (a)	874,890	10,516
Idenix Pharmaceuticals, Inc. (a)	54,850	941
Incyte Corp. (a)(d)	167,000	1,668
Invitrogen Corp. (a)	77,000	5,169
Medicines Co. (a)(d)	269,480	7,761
MedImmune, Inc. (a)(d)	290,200	7,867
MGI Pharma, Inc. (a)	124,560	3,489
Millennium Pharmaceuticals, Inc. (a)	225,000	2,727
Nektar Therapeutics, Inc. (a)	253,073	5,122
Neurocrine Biosciences, Inc. (a)	70,000	3,451
NitroMed, Inc. (a)(d)	140,000	3,731
NPS Pharmaceutica ls, Inc. (a)(d)	147,000	2,687
Onyx Pharmaceuticals, Inc. (a)	127,950	4,144
OSI Pharmaceuticals, Inc. (a)(d)	162,000	12,126
Pharmion Corp. (a)(d)	150,000	6,332
Progenics Pharmaceuticals, Inc. (a)	197,000	3,381
Protein Design Labs, Inc. (a)	354,000	7,314
QLT, Inc. (a)(d)	225,000	3,618
Rigel Pharmaceuticals, Inc. (a)	138,240	3,376
SuperGen, Inc. (a)(d)	357,670	2,522
Tanox, Inc. (a)	201,000	3,054
Telik, Inc. (a)(d)	182,030	3,484
Transkaryotic Therapies, Inc. (a)	183,900	4,669
United Therapeutics Corp. (a)	153,000	6,908
Vaxgen, Inc. (a)(d)	435,900	7,410
Vicuron Pharmaceuticals, Inc. (a)	405,000	7,051
Vion Pharmaceuticals, Inc. (a)(d)	366,190	1,717

Total Common Stocks (Cost $290,331)		329,235

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 30.0%

Collateral Invested for Securities on Loan (c) 27.6%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,998
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,475	1,472
2.375% due 01/27/2005	2,000	1,996
2.414% due 03/01/2005	1,000	994
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	14,000	14,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	15,000	15,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	3,000	2,988
2.375% due 01/31/2005	3,000	2,993
Fortis Funding LLC
2.250% due 01/03/2005	6,000	6,000
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	2,000	2,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	4,000	4,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	3,000	2,993
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	3,000	2,999
Park Granada LLC
2.367% due 01/31/2005	6,000	5,982
Sierra Madre Funding Corp.
2.101% due 01/19/2005	4,000	3,979
Suntrust Bank
2.000% due 01/03/2005	499	499

		93,919

Repurchase Agreement 2.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.040% due 04/02/2018 valued at $8,299. Repurchase proceeds are $8,134.)	8,133	8,133

Total Short-Term Instruments (Cost $102,080)		102,052

Total Investments 126.9% (Cost $392,411)		$431,287

Other Assets and Liabilities (Net) (26.9%)		(91,368)

Net Assets 100.0%		$339,919

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $89,964; cash collateral of $93,861 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  17

.Schedule of Investments

RCM Global Healthcare Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.2%

Capital Goods 1.0%

Tyco International Ltd.	52,500	$1,876

Healthcare 96.2%

Abbott Laboratories	265,860	12,402
Aetna, Inc.	31,260	3,900
Alcon, Inc. (a)	23,080	1,860
Amgen, Inc. (a)(d)	60,000	3,849
Amylin Pharmaceuticals, Inc. (a)	41,440	968
Baxter International, Inc.	57,730	1,994
Beckman Coulter, Inc. (a)(d)	28,450	1,906
Biogen Idec, Inc. (a)(d)	141,550	9,429
Biomet, Inc.	41,830	1,815
Boston Scientific Corp. (a)	54,230	1,928
Bristol-Myers Squibb Co.	76,190	1,952
C.R. Bard, Inc.	45,880	2,935
Caremark Rx, Inc. (a)	50,000	1,971
Covance, Inc. (a)	22,740	881
Daiichi Pharmaceutical Co. (a)	177,200	3,846
Elan Corp. PLC SP - ADR (a)(d)	210,490	5,736
Eli Lilly & Co. (d)	91,340	5,184
Gen-Probe, Inc. (a)	68,590	3,101
GlaxoSmithKline PLC	388,150	9,113
IVAX Corp. (a)	244,050	3,861
Johnson & Johnson	221,800	14,067
Kinetic Concepts, Inc. (a)	24,390	1,861
Medtronic, Inc. (d)	151,970	7,548
Merck & Co., Inc.	156,640	5,034
Nektar Therapeutics, Inc. (a)	90,650	1,835
NitroMed, Inc. (a)(d)	37,100	989
Novartis AG (a)	185,410	9,331
PacifiCare Health Systems, Inc. (a)	87,660	4,954
Pfizer, Inc.	673,250	18,104
Roche Holdings AG - Genusschein (a)	42,500	4,878
Sanofi-Synthelabo S.A.	59,960	4,794
Schering-Plough Corp.	181,770	3,795
Smith & Nephew PLC	362,750	3,712
UnitedHealth Group, Inc. (a)	55,730	4,906
Varian Medical Systems, Inc. (a)	21,500	930
Vion Pharmaceuticals, Inc. (a)(d)	200,000	938
WellPoint, Inc. (a)	40,330	4,638
Wyeth	137,830	5,870
Yamanouchi Pharmaceutical Co., Ltd.	100,400	3,918

		180,733

Technology 1.0%

Fisher Scientific International, Inc. (a)(d)	30,400	1,896

Total Common Stocks (Cost $172,637)		184,505

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 15.8%

Collateral Invested for Securities on Loan (c) 14.4%

Bavaria Universal Funding Corp.
2.375% due 01/27/2005	$2,000	1,996
Bear Stearns Cos., Inc.	7,000	7,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	5,000	5,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	1,000	1,003
Davis Square Funding Corp.
2.375% due 01/31/2005	3,000	2,994
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.393% due 08/16/2005 (b)	1,000	1,000
Suntrust Bank
1.997% due 01/03/2005	28	28

		27,027

Repurchase Agreement 1.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $2,770. Repurchase proceeds are $2,712.)	2,712	2,712

Total Short-Term Instruments (Cost $29,736)		29,739

Total Investments (e) 114.0% (Cost $202,373)		$214,244

Other Assets and Liabilities (Net) (14.0%)		(26,257)

Net Assets 100.0%		$187,987

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $26,714; cash collateral of $27,634 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $39,592, which represents 21.06% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

18  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.7%

Australia 2.0%

Ansell Ltd.	60,000	$420
John Fairfax Holdings Ltd.	115,000	411
Mayne Group Ltd.	75,958	254
Patrick Corp. (a)	75,000	387

		1,472

Belgium 0.7%

Option International NV (a)	13,500	485

Brazil 1.8%

Gol Linhas Aereas Inteligentes S.A. SP - ADR (a)	30,000	956
Telesp Celular Particapacoes S.A. SP - ADR (a)	54,022	367

		1,323

Canada 3.1%

PetroKazakhstan, Inc. ‘A’	18,000	668
Telesystem International Wireless, Inc. (a)(d)	43,000	481
Ultra Petroleum Corp. (a)	22,800	1,097

		2,246

China 1.5%

Hopewell Holdings Ltd. (a)	120,000	308
Kerry Properties (a)	168,000	360
Weiqiao Textile Co. (a)	250,000	394

		1,062

Denmark 1.3%

GN Store Nord (a)	45,000	485
Jyske Bank SP - REG (a)	11,000	414

		899

Finland 0.5%

YIT-Yhtyma Oyj SP (a)	15,000	373

France 2.6%

123 Multimedia (a)	7,500	384
Acadomia Group (a)	12,000	612
Neopost S.A. (a)	11,000	855

		1,851

Germany 4.5%

GPC Biotech AG (a)	12,500	179
Grenke Leasing AG (a)	22,000	1,042
Hugo Boss AG SP - ORD (a)	19,000	606
Leoni AG (a)	9,000	613
Mobilcom AG (a)	18,000	408
Technotrans AG (a)	23,000	406

		3,254

Greece 0.5%

Intralot S.A.	16,000	391

Hong Kong 2.2%

Dickson Concepts Ltd. (a)	300,000	407
Hon Kwok Land Investment Co. (a)	1,400,000	316
Hysan Development Co.	230,000	482
International Bank of Asia	1,000,000	399

		1,604

Indonesia 2.2%

Indosat Tbk. PT SP - ADR (d)	18,000	561
PT Bank Rakyat Indonesia Tbk.	1,750,000	543
PT Indocement Tunggal Prakarsa Tbk. (a)	1,300,000	431

		1,535

Ireland 0.6%

Paddy Power PLC (a)	30,000	442

Italy 1.9%

Caltagirone Editore SpA (a)	45,000	437
Hera SpA (a)	190,000	546
Meta Modena SpA (a)	110,000	404

		1,387

Japan 8.8%

CKD Corp.	60,000	373
Daifuku Co. (a)	55,000	357
Goldcrest Co., Ltd.	7,000	484
Itoham Foods, Inc. (a)	72,000	365
Japan Asia Investment Co. (a)	60,000	249
Japan Denzai Co., Ltd.	45,000	364
Kadokawa Holdings, Inc. (a)	14,700	609
Moshi Moshi Hotline, Inc.	5,000	467
Musashi Seimitsu Industry Co., Ltd.	20,000	484
Ricoh Leasing Co.	22,400	574
Ryohin Keikaku Co., Ltd.	12,600	633
Sumitomo Titanium Corp. (a)	8,550	483
Tokyo Tatemono Co.	80,000	521
USS Co., Ltd. (a)	5,000	420

		6,383

Malaysia 0.5%

Digi.Com Bhd. (a)	240,000	391

Mexico 1.5%

Consorcio ARA, S.A. de C.V. (a)	185,000	556
Organizacion Soriana S.A. de CV ‘B’ (a)	150,000	538

		1,094

Netherlands 2.4%

Brunel International NV (a)	41,000	499
James Hardie Industries NV (a)	72,000	379
Stork NV (a)	12,500	430
Vedior NV (a)	28,000	456

		1,764

Norway 0.7%

Aker Kvaerner ASA (a)	19,000	505

Philippines 0.9%

Philippine Long Distance Telephone Co. SP - ADR (a)	25,000	623

Singapore 0.5%

First Engineering Ltd. (a)	420,000	358

Spain 1.2%

Banco Pastor S.A.	12,500	413
Cortefiel S.A.	30,000	475

		888

Sweden 0.6%

Getinge AB ‘B’ (a)	35,000	435

Switzerland 3.9%

Georg Fischer AG (a)	2,100	544
Jelmoli Holding AG (a)	400	577
Kuoni Reisen Holding SP - REG (a)	1,400	613
Lindt & Spruengli AG (a)	38	555
Sig Holding AG (a)	2,250	513

		2,802

Thailand 0.7%

Bank of Ayudhya Public Co., Ltd. (a)	1,700,000	525

United Kingdom 5.4%

Balfour Beatty PLC	85,000	514
Body Shop International PLC	80,000	247
Dawson Holdings PLC	65,000	209
ICAP PLC	80,000	416
Laird Group PLC	75,000	471
NextGen Sciences, Ltd. (a)	27,000	181
Northgate PLC	40,000	655
Paladin Resources PLC	150,000	503
Punch Taverns PLC	55,000	728

		3,924

United States 43.2%

Affiliated Managers Group, Inc. (a)(d)	13,800	935
Airgas, Inc.	12,000	318
Alliance Data Systems Corp. (a)	11,400	541
Alvarion Ltd. (a)	40,000	531
AudioCodes Ltd. (a)(d)	30,000	498
BEI Technologies, Inc.	14,000	432
Bill Barrett Corp. (a)	5,200	166
Bucyrus International, Inc. ‘A’	11,500	467
Cash America International, Inc.	24,500	728
Central European Distribution Corp. (a)(d)	22,500	665
Central European Media Enterprises Ltd. ‘A’ (a)	19,000	741
Cogent, Inc. (a)	14,000	462
Coinstar, Inc. (a)(d)	26,000	698
Commercial Capital BanCorp., Inc.	27,500	637
Cooper Cos., Inc. (d)	6,350	448
Corrections Corp. of America (a)	21,000	850
Embarcadero Technologies, Inc. (a)	29,000	273
Energy Conversion Devices, Inc. (a)(d)	17,500	338
Exar Corp. (a)	20,000	284
F5 Networks, Inc. (a)	4,900	239
Finish Line, Inc. ‘A’	28,000	512
FormFactor, Inc. (a)	14,500	394
Fossil, Inc. (a)	13,000	333
Foundation Coal Holdings, Inc. (a)(d)	16,000	369
General Communication, Inc. ‘A’ (a)	30,000	331
Gen-Probe, Inc. (a)	14,000	633
Global Imaging Systems, Inc. (a)	10,000	395
Great Lakes Chemical Corp.	13,000	370
Harsco Corp. (a)	8,500	474
Heidrick & Struggles International, Inc. (a)	16,000	548
Hibbett Sporting Goods, Inc. (a)	21,000	559
Housevalues, Inc. (a)(d)	13,500	203
Hyperion Solutions Corp. (a)	10,000	466
Ionatron, Inc. (a)(d)	30,500	346
Ixia (a)	18,000	303
Jackson Hewitt Tax Service, Inc.	22,500	569
Jarden Corp. (a)	20,000	869
Jones Lang LaSalle, Inc. (a)	18,600	696
Kindred Healthcare, Inc. (a)	16,100	482
Life Time Fitness, Inc. (a)	19,000	492
Nektar Therapeutics, Inc. (a)	15,000	304
PalmOne, Inc. (a)(d)	8,000	252
PeopleSupport, Inc. (a)	45,000	457
PF Chang’s China Bistro, Inc. (a)	6,900	389
Portalplayer, Inc. (a)	1,700	42
Ralcorp Holdings, Inc.	12,000	503
Redwood Trust, Inc.	9,200	571
Regis Corp.	14,000	646
Renal Care Group, Inc. (a)	11,000	396
Resources Connection, Inc. (a)	11,000	596
Safenet, Inc. (a)	6,000	220
Sapient Corp. (a)	35,000	277
Sierra Health Services, Inc. (a)	10,000	551
Signature Bank & Trust (a)	22,000	712
Sirf Technology Holdings, Inc. (a)	26,000	331
Standard Pacific Corp. (a)	12,800	821
Tekelec (a)	14,000	286
Telvent GIT S.A. (a)	45,000	574
TIBCO Software, Inc. (a)	28,500	380
United Natural Foods, Inc. (a)	20,800	647
UNOVA, Inc. (a)(d)	15,000	379
Varian Semiconductor Equipment Associates, Inc. (a)	9,500	350
VCA Antech, Inc. (a)	32,800	643
Westcorp, Inc.	10,000	459
Western Wireless Corp. ‘A’ (a)	21,000	615
Wintrust Financial Corp.	6,200	353

		31,349

Total Common Stocks (Cost $54,406)		69,365

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  19

Schedule of Investments (Cont.)

RCM Global Small-Cap Fund

December 31, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 12.3%

Collateral Invested for Securities on Loan (c) 7.9%

Bavaria TRR Corp.
2.401% due 01/06/2005	$2,000	$1,999
Bavaria Universal Funding Corp.
2.375% due 01/27/2005	1,000	998
Fortis Funding LLC
2.250% due 01/03/2005	689	689
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Suntrust Bank
2.000% due 01/03/2005	1,001	1,001

		5,684

Repurchase Agreement 4.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 02/01/2011 valued at $3,276. Repurchase proceeds are $3,208.)	3,207	3,207

Total Short-Term Instruments (Cost $8,893)		8,891

Total Investments (b) 108.0% (Cost $63,299)		$78,256

Other Assets and Liabilities (Net) (8.0%)		(5,776)

Net Assets 100.0%		$72,480

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $26,251, which represents 36.22% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $5,474; cash collateral of $5,676 was received with which the Fund purchased securities.

20  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Global Technology Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.4%

Aerospace 1.4%

United Technologies Corp. (f)	87,090	$9,001

Capital Goods 2.3%

Tyco International Ltd.	405,410	14,489

Communications 1.4%

Nextel Partners, Inc. ‘A’ (a)	459,160	8,972

Consumer Discretionary 0.8%

Nintendo Co., Ltd. (a)	41,300	5,205

Consumer Services 1.1%

DreamWorks Animation SKG, Inc. ‘A’ (a)	1,000	38
Greenfield Online, Inc. (a)	319,410	7,024

		7,062

Energy 5.9%

Cooper Cameron Corp. (a)	60,110	3,235
Halliburton Co.	205,810	8,076
Input/Output, Inc. (a)	275,030	2,431
Nabors Industries Ltd. (a)(f)	44,610	2,288
National-Oilwell, Inc. (a)(f)	65,050	2,296
Schlumberger Ltd.	79,990	5,355
Smith International, Inc. (a)	29,510	1,606
Transocean, Inc. (a)(f)	147,160	6,238
Weatherford International Ltd. (a)(f)	106,660	5,472

		36,997

Financial & Business Services 0.7%

Infosys Technologies Ltd. - Warrants Exp. 9/05/2005 (a)(d)	22,800	4,383

Healthcare 5.6%

Amylin Pharmaceuticals, Inc. (a)	177,240	4,140
Elan Corp. PLC SP - ADR (a)(f)	54,380	1,482
Gilead Sciences, Inc. (a)	26,430	925
Guidant Corp. (a)	57,910	4,175
IVAX Corp. (a)	275,000	4,350
Johnson & Johnson	210,780	13,368
Nektar Therapeutics, Inc. (a)	150,050	3,037
PacifiCare Health Systems, Inc. (a)	25,190	1,424
Vicuron Pharmaceuticals, Inc. (a)	134,450	2,341

		35,242

Technology 77.2%

Advanced Micro Devices, Inc. (a)(f)	614,180	13,524
Amazon.com, Inc. (a)	76,390	3,383
Apple Computer, Inc. (a)	425,000	27,370
Autodesk, Inc. (f)	638,860	24,245
Avaya, Inc. (a)	492,830	8,477
Broadcom Corp. ‘A’ (a)(f)	265,930	8,584
Citrix Systems, Inc. (a)	174,970	4,292
Cognizant Technology Solutions Corp. ‘A’ (a)(f)	249,140	10,546
Comverse Technology, Inc. (a)	974,370	23,823
Cypress Semiconductor Corp. (a)(f)	75,600	887
eBay, Inc. (a)(f)	103,180	11,998
EMC Corp. (a)	449,370	6,682
F5 Networks, Inc. (a)	71,860	3,501
Google, Inc. ‘A’ (a)(f)	99,980	19,306
International Rectifier Corp. (a)(f)	29,810	1,329
Intuit, Inc. (a)	55,950	2,462
Juniper Networks, Inc. (a)	256,280	6,968
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(c)	1,989	3
Macromedia, Inc. (a)	132,480	4,123
Marvell Technology Group Ltd. (a)(f)	980,520	34,779
McAfee, Inc. (a)	642,310	18,582
Mercury Interactive Corp. (a)(f)	127,640	5,814
MicroStrategy, Inc. ‘A’ (a)	75,310	4,537
Monster Worldwide, Inc. (a)	349,270	11,749
National Semiconductor Corp.	183,000	3,285
NCR Corp. (a)	601,137	41,617
NCsoft Corp. (a)	30,070	2,421
Netease.com, Inc. SP - ADR (a)(f)	250,830	13,251
Network Appliance, Inc. (a)	92,540	3,074
Powerwave Technologies, Inc. (a)(f)	306,700	2,601
QUALCOMM, Inc.	96,908	4,109
Red Hat, Inc. (a)(f)	637,700	8,513
Research In Motion Ltd. (a)(f)	346,670	28,573
SAP AG SP - ADR	10,000	442
Shanda Interactive Entertainment Ltd. SP - ADR (a)(f)	470,050	19,977
SINA Corp. (a)(f)	57,000	1,827
Softbank Corp. (a)	41,900	2,043
Sun Microsystems, Inc. (a)(f)	1,271,220	6,839
Symantec Corp. (a)	245,200	6,316
Telefonaktiebolaget LM Ericsson SP - ADR (a)	65,000	2,047
Telvent GIT S.A. (a)	239,600	3,055
Tencent Holdings Ltd. (a)	10,694,000	6,363
TIBCO Software, Inc. (a)	566,620	7,559
Trend Micro, Inc.	228,500	12,422
VeriSign, Inc. (a)(f)	850,570	28,511
Yahoo!, Inc. (a)(f)	644,840	24,298

		486,107

Total Common Stocks (Cost $439,571)		607,458

	# of Contracts

PURCHASED CALL OPTIONS 0.3%

Biotechnology Index (CBOE)
Strike @ 540.000 Exp. 02/19/2005	1	1,580

Total Purchased Call Options (Cost $1,967)		1,580

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 25.7%

Collateral Invested for Securities on Loan (f) 21.8%

Bavaria TRR Corp.
2.325% due 01/05/2005	$8,000	7,995
2.401% due 01/06/2005	10,000	9,996
2.395% due 01/28/2005	5,000	4,990
Bavaria Universal Funding Corp.
2.375% due 01/18/2005	3,142	3,135
2.375% due 01/27/2005	5,000	4,990
Bear Stearns Cos., Inc.	24,000	24,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	12,000	12,000
Davis Square Funding Corp.
2.309% due 01/05/2005	10,000	9,960
2.375% due 01/31/2005	4,000	3,991
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	16,031	16,031
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	5,000	4,988
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	1,000	1,000
Park Granada LLC
2.367% due 01/31/2005	8,000	7,976
Sheffield Receivables Corp.
2.345% due 01/13/2005	5,000	4,990
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.000% due 01/03/2005	4,732	4,732

		137,775

Repurchase Agreement 3.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.040% due 04/02/2018 valued at $24,777. Repurchase proceeds are $24,292.)	24,288	24,288

Total Short-Term Instruments (Cost $162,118)		162,063

Total Investments (g) 122.4% (Cost $603,656)		$771,101

Written Options (h) (0.4%) (Premiums $2,383)		(2,290)

Other Assets and Liabilities (Net) (22.1%)		(138,934)

Net Assets 100.0%		$629,877

Notes to Schedule of Investments

(amounts in thousands, except number of contracts and per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	The warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.750 until December 10, 2007.
(d)	The warrants entitle the Fund to purchase 4 shares of Infosys Technologies Ltd. for every warrant held at $0.000001 until September 5, 2005.
(e)	Portion of securities on loan with an aggregate market value of $133,234; cash collateral of $137,627 was received with which the Fund purchased securities.
(f)	Securities purchased with the cash proceeds from securities on loans.
(g)	Securities with an aggregate value of $22,091, which represents 3.51% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  21

Schedule of Investments (Cont.)

RCM Global Technology Fund

December 31, 2004 (Unaudited)

(h) Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Apple Computer	$65.000	01/22/2005	2,524	$914	$808
Call - CBOE Biotechnology Index	580.000	02/19/2005	786	548	299
Call - CBOE Netease.com, Inc.	55.000	03/19/2005	1,254	539	451
Call - CBOE Shanda Interactive Entertainment Ltd.	35.000	03/19/2005	800	382	732

				$2,383	$2,290

(i) Short sales open at December 31, 2004 were as follows:
Type			Shares	Value	Proceeds
Applied Materials, Inc.			160,600	$2,746	$2,617
Samsung Electronics Co., Ltd			2,780	609	542

				$3,355	$3,159

22  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 100.0%

Australia 2.0%

Brambles Industries Ltd.	193,400	$1,057
Macquarie Infrastructure Group	377,575	1,006

		2,063

Brazil 1.1%

Uniao de Bancos Brasileiros S.A. SP - GDR	34,975	1,109

Canada 4.6%

EnCana Corp.	28,100	1,604
Shoppers Drug Mart Corp. (a)	31,700	986
Shoppers Drug Mart Corp. (a)(b)	33,075	1,029
Suncor Energy, Inc.	30,000	1,062

		4,681

China 1.0%

Television Broadcasting (a)	212,000	983

Finland 1.1%

UPM-Kymmene Oyj (a)	51,200	1,133

France 6.6%

Axa S.A. (a)	84,250	2,083
Louis Vuitton Moet Hennessy S.A.	15,475	1,185
Pernod Richard S.A. (a)	9,400	1,441
TotalFinaElf S.A.	9,125	1,999

		6,708

Germany 11.1%

Deutsche Bank AG (a)	11,600	1,033
Deutsche Telekom AG (a)	117,600	2,659
Puma AG Rudolf Dassler Sport (a)	9,275	2,553
SAP AG (a)	10,375	1,840
Siemens AG (a)	19,325	1,636
Stada Arzneimittel AG (a)	58,175	1,573

		11,294

Greece 2.6%

Hellenic Telecommunications Organization S.A. (OTE) (a)	58,380	1,050
OPAP S.A.	56,700	1,567

		2,617

Hong Kong 4.4%

Hutchinson Whampoa Ltd.	169,000	1,583
Li & Fung Ltd.	910,000	1,531
Sun Hung Kai Properties Ltd.	140,000	1,401

		4,515

India 1.1%

ICICI Bank Ltd. SP - ADR	57,500	1,159

Ireland 3.0%

Anglo Irish Bank Corp.	83,650	2,026
Elan Corp. PLC SP - ADR (a)(d)	38,600	1,052

		3,078

Italy 4.2%

Eni SpA (a)	82,775	2,075
Telecom Italia SpA (a)	545,175	2,226

		4,301

Japan 13.3%

Canon, Inc.	27,000	1,466
Credit Saison Co., Ltd. (a)	31,000	1,134
Daito Trust Construct Co., Ltd.	30,800	1,464
Furukawa Electric Co. (a)	270,000	1,502
Nitto Denko Corp.	26,200	1,439
Orix Corp. (a)	11,800	1,615
Takefuji Corp. (a)	22,650	1,532
Toyota Motor Credit Corp.	46,000	1,888
USS Co., Ltd.	17,970	1,509

		13,549

Netherlands 4.1%

ASML Holding NV (a)	64,200	1,026
ING Groep NV	54,050	1,635
Vedior NV (a)	93,975	1,529

		4,190

Singapore 3.1%

Keppel Corp. (a)	185,000	975
SembCorp. Industries Ltd.	2,187,000	2,168

		3,143

South Korea 2.2%

Samsung Electronics Co., Ltd.	5,060	2,199

Spain 2.1%

ACS Actividades Construcciones y Servicios S.A. (a)	92,000	2,096

Sweden 1.4%

Telefonaktiebolaget LM Ericsson ‘B’ (a)	464,600	1,463

Switzerland 6.4%
Novartis AG (a)	20,650	1,039
Roche Holdings AG - Genusschein (a)	13,700	1,573
Swiss Reinsurance Co. (a)	25,925	1,845
UBS AG (a)	24,475	2,052

		6,509

Thailand 2.9%

Bangkok Bank Public Co., Ltd. (a)	504,200	1,482
Land and Houses PCL ‘F’ (a)	5,100,000	1,488

		2,970

United Kingdom 20.5%

ARM Holdings PLC (a)	502,275	1,056
BHP Billiton PLC	265,025	3,097
Carnival PLC	33,800	2,062
Diageo PLC	88,350	1,262
GlaxoSmithKline PLC	194,450	4,565
Man Group PLC	71,200	2,009
Reckitt Benckiser PLC	38,700	1,167
Serco Group PLC (a)	333,950	1,536
Vodafone Group PLC	981,250	2,670
WPP Group PLC (a)	136,700	1,499

		20,923

United States 1.2%

News Corp. ‘B’ (d)	62,500	1,200

Total Common Stocks (Cost $83,464)		101,883

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.3%

Collateral Invested for Securities on Loan (c) 2.3%

Bear Stearns Cos., Inc.	$500	500
Fortis Funding LLC
2.250% due 01/03/2005	1,000	1,000
Suntrust Bank
2.000% due 01/03/2005	834	834

Total Short-Term Instruments (Cost $2,334)		2,334

Total Investments (e) 102.3% (Cost $85,798)		$104,217

Other Assets and Liabilities (Net) (2.3%)		(2,343)

Net Assets 100.0%		$101,874

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $2,219; cash collateral of $2,331 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $92,138, which represents 90.44% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Global Fund

Class A
12/31/2004 +	$14.23	$(0.01	)(a)	$1.56	(a)	$1.55	$0.00	$(0.61)	$(0.61)
06/30/2004	11.71	(0.03	)(a)	3.49	(a)	3.46	0.00	(0.95)	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.06	)(a)	1.80	(a)	1.74	(0.03)	0.00	(0.03)
Class B
12/31/2004 +	14.03	(0.07	)(a)	1.54	(a)	1.47	0.00	(0.61)	(0.61)
06/30/2004	11.64	(0.14	)(a)	3.47	(a)	3.33	0.00	(0.95)	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.12	)(a)	1.79	(a)	1.67	(0.03)	0.00	(0.03)
Class C
12/31/2004 +	14.05	(0.06	)(a)	1.54	(a)	1.48	0.00	(0.61)	(0.61)
06/30/2004	11.66	(0.15	)(a)	3.48	(a)	3.33	0.00	(0.95)	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.12	)(a)	1.78	(a)	1.66	0.00	0.00	0.00

NACM International Fund

Class A
10/29/2004 – 12/31/2004 +	$14.81	$(0.01	)(a)	$1.54	(a)	$1.53	$(0.09)	$0.00	$(0.09)
Class C
10/29/2004 – 12/31/2004 +	14.81	(0.02	)(a)	1.53	(a)	1.51	(0.08)	0.00	(0.08)

NACM Pacific Rim Fund

Class A
12/31/2004 +	$9.23	$0.00	(a)	$0.97	(a)	$0.97	$0.00	$(0.13)	$(0.13)
06/30/2004	6.28	(0.03	)(a)	2.94	(a)	2.91	0.00	0.00	0.00
07/31/2002 – 06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00	0.00
Class B
12/31/2004 +	9.14	(0.03	)(a)	0.95	(a)	0.92	0.00	(0.13)	(0.13)
06/30/2004	6.26	(0.10	)(a)	2.94	(a)	2.84	0.00	0.00	0.00
07/31/2002 – 06/30/2003	6.86	0.00	(a)	(0.60	)(a)	(0.60)	0.00	0.00	0.00
Class C
12/31/2004 +	9.09	(0.03	)(a)	0.95	(a)	0.92	0.00	(0.13)	(0.13)
06/30/2004	6.23	(0.10	)(a)	2.92	(a)	2.82	0.00	0.00	0.00
07/31/2002 – 06/30/2003	6.86	(0.05	)(a)	(0.58	)(a)	(0.63)	0.00	0.00	0.00

RCM Biotechnology Fund

Class A
12/31/2004 +	$25.68	$(0.19	)(a)	$1.16	(a)	$0.97	$0.00	$0.00	$0.00
06/30/2004	21.24	(0.38	)(a)	4.81	(a)	4.43	0.00	0.00	0.00
06/30/2003	15.97	(0.26	)(a)	5.53	(a)	5.27	0.00	0.00	0.00
02/05/2002 – 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)	(7.50)	0.00	0.00	0.00
Class B
12/31/2004 +	25.21	(0.28	)(a)	1.14	(a)	0.86	0.00	0.00	0.00
06/30/2004	21.02	(0.55	)(a)	4.73	(a)	4.18	0.00	0.00	0.00
06/30/2003	15.92	(0.38	)(a)	5.48	(a)	5.10	0.00	0.00	0.00
02/05/2002 – 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00	0.00
Class C
12/31/2004 +	25.22	(0.28	)(a)	1.14	(a)	0.86	0.00	0.00	0.00
06/30/2004	21.02	(0.55	)(a)	4.74	(a)	4.19	0.00	0.00	0.00
06/30/2003	15.92	(0.39	)(a)	5.49	(a)	5.10	0.00	0.00	0.00
02/05/2002 – 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00	0.00

24  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
NACM Global Fund

Class A
12/31/2004 +	$0.00		$15.17	10.97%	$2,308	1.63	%*(o)	(0.16	)%*	90%
06/30/2004	0.01	(a)	14.23	30.48	1,421	1.56	(l)	(0.21)		203
07/19/2002 – 06/30/2003	0.00		11.71	17.48	61	1.55	(i)	(0.56	)*	260
Class B
12/31/2004 +	0.00		14.89	10.55	1,998	2.38	*(p)	(0.95	)*	90
06/30/2004	0.01	(a)	14.03	29.51	1,361	2.31	(c)	(1.06)		203
07/19/2002 – 06/30/2003	0.00		11.64	16.69	40	2.30	*(j)	(1.18	)*	260
Class C
12/31/2004 +	0.00		14.92	10.61	3,261	2.38	*(p)	(0.90	)*	90
06/30/2004	0.01	(a)	14.05	29.45	1,369	2.31	(c)	(1.09)		203
07/19/2002 – 06/30/2003	0.00		11.66	16.61	79	2.30	*(k)	(1.15	)*	260

NACM International Fund

Class A
10/29/2004 – 12/31/2004 +	$0.00		$16.25	10.37%	$923	1.46	%*(m)	(0.40	)%*	65%
Class C
10/29/2004 – 12/31/2004 +	0.00		16.24	10.24	126	2.21	*(n)	(0.72	)*	65

NACM Pacific Rim Fund

Class A
12/31/2004 +	$0.00		$10.07	10.58%	$23,770	1.92	%*(q)	0.00	%*	45%
06/30/2004	0.04	(a)	9.23	46.97	18,824	1.87	(b)	(0.33)		118
07/31/2002 – 06/30/2003	0.00		6.28	(8.45)	168	1.89	*(g)	0.29	*	264
Class B
12/31/2004 +	0.00		9.93	10.14	8,669	2.67	*(r)	(0.74	)*	45
06/30/2004	0.04	(a)	9.14	46.01	7,101	2.61	(d)	(1.09)		118
07/31/2002 – 06/30/2003	0.00		6.26	(8.75)	79	2.64	*(h)	(0.08	)*	264
Class C
12/31/2004 +	0.00		9.88	10.20	14,728	2.67	*(r)	(0.75	)*	45
06/30/2004	0.04	(a)	9.09	45.91	12,661	2.61	(d)	(1.11)		118
07/31/2002 – 06/30/2003	0.00		6.23	(9.18)	141	2.64	*(h)	(1.03	)*	264

RCM Biotechnology Fund

Class A
12/31/2004 +	$0.00		$26.65	3.78%	$16,390	1.61	%*(e)	(1.52	)%*	58%
06/30/2004	0.01	(a)	25.68	20.90	13,877	1.61	(e)	(1.58)		121
06/30/2003	0.00		21.24	33.00	4,616	1.61	(e)	(1.45)		145
02/05/2002 – 06/30/2002	0.00		15.97	(31.96)	484	1.60	*	(1.42	)*	76
Class B
12/31/2004 +	0.00		26.07	3.41	9,023	2.36	*(f)	(2.28	)*	58
06/30/2004	0.01	(a)	25.21	19.93	8,215	2.36	(f)	(2.32)		121
06/30/2003	0.00		21.02	32.04	1,949	2.36	(f)	(2.20)		145
02/05/2002 – 06/30/2002	0.00		15.92	(32.17)	328	2.35	*	(2.13	)*	76
Class C
12/31/2004 +	0.00		26.08	3.41	10,112	2.36	*(f)	(2.28	)*	58
06/30/2004	0.01	(a)	25.22	19.98	9,248	2.36	(f)	(2.32)		121
06/30/2003	0.00		21.02	32.04	3,935	2.36	(f)	(2.19)		145
02/05/2002 – 06/30/2002	0.00		15.92	(32.17)	448	2.35	*	(2.13	)*	76

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.30%
(d)	Ratio of expenses to average net assets excluding tax expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(g)	Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.
(h)	Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(l)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 2.20%.
(o)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.55%.
(p)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.30%.
(q)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.85%.
(r)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.60%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

RCM Global Healthcare Fund

Class A
12/31/2004 +	$20.80	$(0.06	)(a)	$1.14	(a)	$1.08	$0.00	$0.00	$0.00
06/30/2004	18.64	(0.18	)(a)	2.34	(a)	2.16	0.00	0.00	0.00
06/30/2003	16.24	(0.14	)(a)	2.54	(a)	2.40	0.00	0.00	0.00
02/05/2002 – 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)	(2.93)	0.00	0.00	0.00
Class B
12/31/2004 +	20.41	(0.13	)(a)	1.12	(a)	0.99	0.00	0.00	0.00
06/30/2004	18.43	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00	0.00
06/30/2003	16.19	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00	0.00
02/05/2002 – 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)	(2.98)	0.00	0.00	0.00
Class C
12/31/2004 +	20.42	(0.13	)(a)	1.11	(a)	0.98	0.00	0.00	0.00
06/30/2004	18.44	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00	0.00
06/30/2003	16.20	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00	0.00
02/05/2002 – 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)	(2.97)	0.00	0.00	0.00

RCM Global Small-Cap Fund

Class A
12/31/2004 +	$19.63	$(0.09	)(a)	$2.46	(a)	$2.37	$0.00	$0.00	$0.00
06/30/2004	13.55	(0.11	)(a)	6.18	(a)	6.07	0.00	0.00	0.00
06/30/2003	13.24	(0.09	)(a)	0.40	(a)	0.31	0.00	0.00	0.00
02/05/2002 – 06/30/2002	13.10	(0.03	)(a)	0.17	(a)	0.14	0.00	0.00	0.00
Class B
12/31/2004 +	19.35	(0.16	)(a)	2.42	(a)	2.26	0.00	0.00	0.00
06/30/2004	13.45	(0.23	)(a)	6.12	(a)	5.89	0.00	0.00	0.00
06/30/2003	13.20	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00	0.00
02/05/2002 – 06/30/2002	13.10	(0.06	)(a)	0.16	(a)	0.10	0.00	0.00	0.00
Class C
12/31/2004 +	19.34	(0.16	)(a)	2.42	(a)	2.26	0.00	0.00	0.00
06/30/2004	13.44	(0.24	)(a)	6.13	(a)	5.89	0.00	0.00	0.00
06/30/2003	13.19	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00	0.00
02/05/2002 – 06/30/2002	13.10	(0.07	)(a)	0.16	(a)	0.09	0.00	0.00	0.00

RCM Global Technology Fund

Class A
12/31/2004 +	$32.53	$(0.22	)(a)	$3.63	(a)	$3.41	$0.00	$0.00	$0.00
06/30/2004	24.49	(0.47	)(a)	8.51	(a)	8.04	0.00	0.00	0.00
06/30/2003	20.66	(0.26	)(a)	4.09	(a)	3.83	0.00	0.00	0.00
02/05/2002 – 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)	0.00	0.00	0.00
Class B
12/31/2004 +	31.94	(0.33	)(a)	3.53	(a)	3.20	0.00	0.00	0.00
06/30/2004	24.22	(0.69	)(a)	8.41	(a)	7.72	0.00	0.00	0.00
06/30/2003	20.59	(0.41	)(a)	4.04	(a)	3.63	0.00	0.00	0.00
02/05/2002 – 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)	0.00	0.00	0.00
Class C
12/31/2004 +	31.91	(0.33	)(a)	3.53	(a)	3.20	0.00	0.00	0.00
06/30/2004	24.20	(0.69	)(a)	8.40	(a)	7.71	0.00	0.00	0.00
06/30/2003	20.60	(0.41	)(a)	4.01	(a)	3.60	0.00	0.00	0.00
02/05/2002 – 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)	0.00	0.00	0.00

26  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment (loss) to Average Net Assets		Portfolio Turnover Rate
RCM Global Healthcare Fund

Class A
12/31/2004 +	$0.00		$21.88	5.19%	$15,965	1.61	%*(g)	(0.56	)%*	124%
06/30/2004	0.00		20.80	11.59	14,308	1.62	(k)	(0.92)		257
06/30/2003	0.00		18.64	14.78	4,892	1.60		(0.89)		151
02/05/2002 – 06/30/2002	0.00		16.24	(15.28)	730	1.60	*	(1.06	)*	145
Class B
12/31/2004 +	0.00		21.40	4.85	9,559	2.36	*(h)	(1.31	)*	124
06/30/2004	0.00		20.41	10.74	9,427	2.37	(i)	(1.68)		257
06/30/2003	0.00		18.43	13.84	3,684	2.35		(1.65)		151
02/05/2002 – 06/30/2002	0.00		16.19	(15.54)	849	2.35	*	(1.75	)*	145
Class C
12/31/2004 +	0.00		21.40	4.80	9,340	2.36	*(h)	(1.31	)*	124
06/30/2004	0.00		20.42	10.74	9,859	2.37	(i)	(1.68)		257
06/30/2003	0.00		18.44	13.83	3,051	2.35		(1.66)		151
02/05/2002 – 06/30/2002	0.00		16.20	(15.49)	922	2.35	*	(1.78	)*	145

RCM Global Small-Cap Fund

Class A
12/31/2004 +	$0.00		$22.00	12.07%	$16,686	1.87	%*(l)	(0.88	)%*	40%
06/30/2004	0.01	(a)	19.63	44.87	9,613	1.85		(0.63)		111
06/30/2003	0.00		13.55	2.34	683	1.86	(f)	(0.78)		183
02/05/2002 – 06/30/2002	0.00		13.24	1.07	179	1.87	*(c)	(0.48	)*	326
Class B
12/31/2004 +	0.00		21.61	11.68	11,099	2.62	*(j)	(1.64	)*	40
06/30/2004	0.01	(a)	19.35	43.87	6,945	2.60		(1.29)		111
06/30/2003	0.00		13.45	1.89	546	2.62	(j)	(1.44)		183
02/05/2002 – 06/30/2002	0.00		13.20	0.76	53	2.62	*(d)	(1.13	)*	326
Class C
12/31/2004 +	0.00		21.60	11.68	17,970	2.62	*(j)	(1.64	)*	40
06/30/2004	0.01	(a)	19.34	43.90	11,833	2.60		(1.35)		111
06/30/2003	0.00		13.44	1.90	965	2.62	(d)	(1.48)		183
02/05/2002 – 06/30/2002	0.00		13.19	0.69	419	2.63	*(d)	(1.28	)*	326

RCM Global Technology Fund

Class A
12/31/2004 +	$0.00		$35.94	10.48%	$109,431	1.76	%*(b)	(1.41	)%*	125%
06/30/2004	0.00		32.53	32.83	82,736	1.76	(b)	(1.54)		206
06/30/2003	0.00		24.49	18.54	28,449	1.76	(e)	(1.32)		237
02/05/2002 – 06/30/2002	0.00		20.66	(24.60)	710	1.75	*	(1.45	)*	343
Class B
12/31/2004 +	0.00		35.14	10.02	9,103	2.51	*(m)	(2.17	)*	125
06/30/2004	0.00		31.94	31.87	7,585	2.50		(2.29)		206
06/30/2003	0.00		24.22	17.63	1,651	2.50		(2.08)		237
02/05/2002 – 06/30/2002	0.00		20.59	(24.85)	146	2.50	*	(2.18	)*	343
Class C
12/31/2004 +	0.00		35.11	10.03	19,257	2.51	*(m)	(2.17	)*	125
06/30/2004	0.00		31.91	31.86	13,199	2.50		(2.27)		206
06/30/2003	0.00		24.20	17.48	2,244	2.50		(2.08)		237
02/05/2002 – 06/30/2002	0.00		20.60	(24.82)	298	2.50	*	(2.15	)*	343

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding interest expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.35%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.
(k)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.
(l)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 2.50%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM International Growth Equity Fund

Class A
12/31/2004 +	$9.30	$0.03	(a)	$1.14	(a)	$1.17	$(0.09)	$0.00	$(0.09)
06/30/2004	7.41	0.04	(a)	1.95	(a)	1.99	(0.10)	0.00	(0.10)
06/30/2003	8.33	0.06	(a)	(0.92	)(a)	(0.86)	(0.06)	0.00	(0.06)
02/05/2002 – 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00	0.00
Class B
12/31/2004 +	9.19	(0.01	)(a)	1.14	(a)	1.13	(0.06)	0.00	(0.06)
06/30/2004	7.37	(0.02	)(a)	1.91	(a)	1.89	(0.08)	0.00	(0.08)
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00	(0.03)
02/05/2002 – 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00	0.00
Class C
12/31/2004 +	9.20	(0.01	)(a)	1.14	(a)	1.13	(0.06)	0.00	(0.06)
06/30/2004	7.37	(0.02	)(a)	1.92	(a)	1.90	(0.07)	0.00	(0.07)
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00	(0.03)
02/05/2002 – 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00	0.00

28  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate
RCM International Growth Equity Fund

Class A
12/31/2004 +	$0.00		$10.38	12.65%	$11,027	1.47	%*(e)	0.61	%*	62%
06/30/2004	0.00		9.30	26.87	9,346	1.49	(e)	0.47		90
06/30/2003	0.00		7.41	(10.28)	8,521	1.51	(e)	0.87		86
02/05/2002 – 06/30/2002	0.00		8.33	0.12	6,283	1.76	*(b)	1.08	*	261
Class B
12/31/2004 +	0.00		10.26	12.34	6,075	2.22	*(d)	(0.15	)*	62
06/30/2004	0.01	(a)	9.19	25.78	5,230	2.24	(d)	(0.18)		90
06/30/2003	0.00		7.37	(10.86)	3,272	2.27	(d)	(0.05)		86
02/05/2002 – 06/30/2002	0.00		8.30	(0.24)	4,245	2.49	*(c)	0.27	*	261
Class C
12/31/2004 +	0.00		10.27	12.28	36,936	2.22	*(d)	(0.18	)*	62
06/30/2004	0.00		9.20	25.85	36,147	2.24	(d)	(0.27)		90
06/30/2003	0.00		7.37	(10.85)	29,581	2.27	(d)	(0.05)		86
02/05/2002 – 06/30/2002	0.00		8.30	(0.24)	37,463	2.49	*(c)	0.27	*	261

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%
(c)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  29

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Assets:

Investments, at value	$9,496	$12,031	$56,072	$431,287	$214,244	$78,256	$771,101	$104,217
Cash	1	3	1	26	1	1	217	0
Foreign currency, at value	0	0	494	0	0	131	0	918
Security lending interest receivable	0	0	2	28	4	2	52	0
Receivable for investments sold	0	0	529	5,237	4,775	0	8,278	1,790
Receivable for Fund shares sold	174	63	349	1,138	260	593	1,743	145
Interest and dividends receivable	8	15	147	1	216	48	111	434

	9,679	12,112	57,594	437,717	219,500	79,031	781,502	107,504

Liabilities:

Payable for investments purchased	$377	$0	$1,414	$1,928	$3,604	$596	$5,351	$1,309
Payable for short sale	0	0	0	0	0	0	3,355	0
Overdraft due to Custodian	0	0	0	0	0	0	0	1,648
Written options outstanding	0	0	0	0	0	0	2,290	0
Payable for Fund shares redeemed	1	0	48	1,452	592	137	1,941	113
Payable for collateral for securities on loan	0	0	2,460	93,919	27,027	5,684	137,775	2,334
Accrued investment advisory fee	5	6	40	273	134	62	533	45
Accrued administration fee	4	4	31	137	92	35	275	55
Accrued distribution fee	3	0	15	13	13	19	18	28
Accrued servicing fee	1	0	10	76	42	12	85	12
Other liabilities	3	1	48	0	9	6	2	86

	394	11	4,066	97,798	31,513	6,551	151,625	5,630

Net Assets	$9,285	$12,101	$53,528	$339,919	$187,987	$72,480	$629,877	$101,874

Net Assets Consist of:

Paid in capital	$8,204	$10,143	$47,755	$671,005	$207,491	$68,694	$1,019,012	$218,156
Undistributed (overdistributed) net investment income	230	(34)	(269)	(2,705)	(801)	(346)	(7,993)	(493)
Accumulated undistributed net realized gain (loss)	(84)	(91)	(705)	(367,287)	(30,576)	(10,822)	(548,540)	(134,235)
Net unrealized appreciation	935	2,083	6,747	38,906	11,873	14,954	167,398	18,446

	$9,285	$12,101	$53,528	$339,919	$187,987	$72,480	$629,877	$101,874

Net Assets:

Class A	$2,308	$923	$23,770	$16,390	$15,965	$16,686	$109,431	$11,027
Class B	1,998	0	8,669	9,023	9,559	11,099	9,103	6,075
Class C	3,261	126	14,728	10,112	9,340	17,970	19,257	36,936
Other Classes	1,718	11,052	6,361	304,394	153,123	26,725	492,086	47,836

Shares Issued and Outstanding:

Class A	152	57	2,361	615	730	758	3,045	1,062
Class B	134	0	873	346	447	514	259	592
Class C	219	8	1,491	388	436	832	548	3,596

Net Asset Value and Redemption Price Per* Share (Net Assets Per Share Outstanding)

Class A	$15.17	$16.25	$10.07	$26.65	$21.88	$22.00	$35.94	$10.38
Class B	14.89	0.00	9.93	26.07	21.40	21.61	35.14	10.26
Class C	14.92	16.24	9.88	26.08	21.40	21.60	35.11	10.27

Cost of Investments Owned	$8,559	$9,947	$49,340	$392,411	$202,373	$63,299	$603,656	$85,798

Cost of Foreign Currency Held	$0	$0	$471	$0	$0	$131	$0	$892

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

30  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	NACM Global Fund	NACM International Fund*	NACM Pacific Rim Fund	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Investment Income:

Interest	$2	$1	$8	$77	$33	$24	$305	$5
Dividends, net of foreign taxes	47	88	433	5	951	254	520	957
Security lending income	0	0	4	98	14	9	163	1
Miscellaneous income	0	0	0	0	12	0	2	0

Total Income	49	89	445	180	1,010	287	990	963

Expenses:

Investment advisory fees	23	28	208	1,519	757	287	2,535	235
Administration fees	19	14	157	759	520	159	1,312	286
Transfer agent fees	0	8	0	0	0	0	0	0
Distribution fees – Class B	6	0	28	31	34	31	28	20
Distribution fees – Class C	7	0	48	35	35	53	53	132
Servicing fees – Class A	2	0	25	18	18	15	110	12
Servicing fees – Class B	2	0	9	10	11	10	9	7
Servicing fees – Class C	3	0	16	12	12	18	18	44
Distribution and/or servicing fees – Other Classes	0	0	2	382	196	12	270	2
Trustees’ fees	0	0	2	11	6	2	16	3
Audit fee	0	4	0	0	0	0	0	0
Custodian fees	0	41	0	0	0	0	0	0
Interest expense	0	0	6	2	1	2	0	6
Tax expense	2	0	6	0	0	0	0	1
Miscellaneous expense	0	14	0	0	0	0	0	0

Total Expenses	64	109	507	2,779	1,590	589	4,351	748

Reimbursement by Manager	0	(47)	0	0	0	0	0	0

Net Expenses	64	62	507	2,779	1,590	589	4,351	748

Net Investment Income (Loss)	(15)	27	(62)	(2,599)	(580)	(302)	(3,361)	215

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	134	633	289	22,630	(3,375)	645	10,110	1,881
Net realized gain on options	0	0	0	0	11	0	(5,927)	0
Net realized gain on foreign currency transactions	46	184	129	88	1,183	420	86	4,276
Net change in unrealized appreciation (depreciation) on investments	642	935	4,206	(9,089)	11,333	6,522	57,891	4,992
Net change in unrealized appreciation on options	0	0	0	0	0	0	1,140	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	35	0	9	(4)	1	49

Net Gain	822	1,752	4,659	13,629	9,161	7,583	63,301	11,198

Net Increase in Net Assets Resulting from Operations	$807	$1,779	$4,597	$11,030	$8,581	$7,281	$59,940	$11,413

*	Prior to October 15, 2004, date of reorganization, NACM International Fund bore expenses on an as-incurred basis including audit fee and custodian fees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  31

Statements of Changes in Net Assets

Amounts in thousands	NACM Global Fund		NACM International Fund			NACM Pacific Rim Fund		RCM Biotechnology Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Period from April 1, 2004 through June 30, 2004	Year Ended March 31, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(15)	$(23)	$27	$76	$118	$(62)	$(139)	$(2,599)	$(5,584)
Net realized gain (loss)	180	508	817	73	1,783	418	2,846	22,718	88,406
Net change in unrealized appreciation (depreciation)	642	134	935	(202)	1,824	4,241	2,045	(9,089)	(19,289)

Net increase (decrease) resulting from operations	807	619	1,779	(52)	3,725	4,597	4,752	11,030	63,533

Distributions to Shareholders:

From net investment income
Class A	0	0	(2)	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	(1)	0	0	0	0	0	0
Other Classes	0	0	(221)	0	(179)	0	0	0	0
From net realized capital gains
Class A	(84)	(14)	0	0	0	(287)	0	0	0
Class B	(72)	(36)	0	0	0	(104)	0	0	0
Class C	(114)	(49)	0	0	0	(182)	0	0	0
Other Classes	(66)	(94)	(397)	0	0	(70)	0	0	0

Total Distributions	(336)	(193)	(621)	0	(179)	(643)	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class A	847	1,431	897	0	0	9,026	25,249	6,098	14,312
Class B	609	1,466	0	0	0	2,290	10,478	1,565	7,362
Class C	1,865	1,843	121	0	0	3,082	24,380	2,062	9,050
Other Classes	30	18	10	3	1,004	2,982	4,515	13,752	50,998
Issued as reinvestment of distributions
Class A	78	14	2	0	0	208	0	0	0
Class B	54	29	0	0	0	75	0	0	0
Class C	92	30	1	0	0	83	0	0	0
Other Classes	66	94	619	0	179	56	0	0	0
Cost of shares redeemed
Class A	(152)	(142)	0	0	0	(6,187)	(7,641)	(4,131)	(6,399)
Class B	(117)	(234)	0	0	0	(1,442)	(3,640)	(1,048)	(1,867)
Class C	(225)	(627)	0	0	0	(2,218)	(12,823)	(1,522)	(4,571)
Other Classes	(6)	(34)	(962)	(1)	(5)	(6,457)	(3,302)	(44,605)	(105,476)
Net increase (decrease) resulting from Fund share transactions	3,141	3,888	688	2	1,178	1,498	37,216	(27,829)	(36,591)
Fund Redemption Fee	0	2	0	0	0	6	105	44	89

Total Increase (Decrease) in Net Assets	3,612	4,316	1,846	(50)	4,724	5,458	42,073	(16,755)	27,031

Net Assets:
Beginning of period	5,673	1,357	10,255	10,305	5,581	48,070	5,997	356,674	329,643

End of period*	$9,285	$5,673	$12,101	$10,255	$10,305	$53,528	$48,070	$339,919	$356,674

* Including undistributed (overdistributed) net investment income of:	$230	$245	$(34)	$163	$70	$(269)	$(207)	$(2,705)	$(106)

32  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

	RCM Global Healthcare Fund		RCM Global Small-Cap Fund		RCM Global Technology Fund		RCM International Growth Equity Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(580)	$(1,971)	$(302)	$(281)	$(3,361)	$(6,470)	$215	$287
Net realized gain (loss)	(2,181)	48,309	1,065	3,513	4,269	101,049	6,157	8,535
Net change in unrealized appreciation (depreciation)	11,342	(25,804)	6,518	6,647	59,032	11,604	5,041	10,164

Net increase (decrease) resulting from operations	8,581	20,534	7,281	9,879	59,940	106,183	11,413	18,986

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0	(97)	(102)
Class B	0	0	0	0	0	0	(36)	(38)
Class C	0	0	0	0	0	0	(208)	(283)
Other Classes	0	0	0	0	0	0	(503)	(462)
From net realized capital gains
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	0	0	0	0	0	0	(844)	(885)

Fund Share Transactions:

Receipts for shares sold
Class A	4,858	13,100	6,628	15,169	30,906	99,618	1,969	40,845
Class B	1,203	6,681	4,012	6,987	1,592	7,412	1,077	3,272
Class C	1,565	7,662	6,233	13,022	5,980	12,627	1,593	10,865
Other Classes	6,792	36,764	7,194	18,588	122,023	289,196	5,293	35,843
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	86	68
Class B	0	0	0	0	0	0	30	32
Class C	0	0	0	0	0	0	185	250
Other Classes	0	0	0	0	0	0	499	449
Cost of shares redeemed
Class A	(3,953)	(4,480)	(1,264)	(7,915)	(14,717)	(56,808)	(1,485)	(42,518)
Class B	(1,489)	(1,532)	(939)	(1,440)	(830)	(2,306)	(853)	(2,173)
Class C	(2,469)	(1,499)	(1,853)	(4,106)	(1,607)	(3,011)	(4,846)	(11,816)
Other Classes	(28,528)	(58,450)	(4,643)	(11,713)	(100,920)	(218,538)	(5,046)	(26,670)
Net increase (decrease) resulting from Fund share transactions	(22,021)	(1,754)	15,368	28,592	42,427	128,190	(1,498)	8,447
Fund Redemption Fee	13	27	12	18	25	43	4	45

Total Increase (Decrease) in Net Assets	(13,427)	18,807	22,661	38,489	102,392	234,416	9,075	26,593

Net Assets:
Beginning of period	201,414	182,607	49,819	11,330	527,485	293,069	92,799	66,206

End of period*	$187,987	$201,414	$72,480	$49,819	$629,877	$527,485	$101,874	$92,799

* Including undistributed (overdistributed) net investment income of:	$(801)	$(221)	$(346)	$(44)	$(7,993)	$(4,632)	$(493)	$136

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  33

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

34  PIMCO Funds Semi-Annual Report  |  12.31.04

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $1,433; NACM International Fund - $10,785; NACM Pacific Rim Fund - $58,428; RCM Biotechnology Fund - $1,201; RCM Global Healthcare Fund - $24,336; RCM Global Small-Cap Fund - $18,710; RCM Global Technology Fund - $3,458; and RCM International Growth Equity Fund - $130,768.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. At December 31, 2004, $105,072 and $31,769,367 of cash was restricted and held as collateral by a counterparty to the RCM Financial Services and RCM Global Technology Funds, respectively, for written options outstanding.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $55,114. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned

12.31.04  |  PIMCO Funds Semi-Annual Report  35

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee
Fund	All Classes		Inst’l Class		Admin. Class	Class A, B and C(1)	Class D	Class R
NACM Global Fund	0.70%		0.40%		0.40%	0.60%	0.60%	0.60%
NACM International Fund	0.60	%(2)	0.40	%(2)	N/A	0.60%	0.60%	N/A
NACM Pacific Rim Fund	0.90%		0.50%		N/A	0.70%	0.70%	N/A
RCM Biotechnology Fund	0.90%		N/A		N/A	0.45%	0.45%	N/A
RCM Global Healthcare Fund	0.80%		N/A		N/A	0.55%	0.55%	N/A
RCM Global Small-Cap Fund	1.00%		0.40%		N/A	0.60%	0.60%	N/A
RCM Global Technology Fund	0.95%		0.40%		N/A	0.55%	0.55%	N/A
RCM International Growth Equity Fund	0.50%		0.50%		0.50%	0.70%	0.70%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.
(2)	Prior to October 15, 2004, the NACM International Fund’s annual rate was of 0.50% for the Advisor Fee, 0.18% for the Administrative Services, 0.18% for the Shareholder Services.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

36  PIMCO Funds Semi-Annual Report  |  12.31.04

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $131,052 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.80%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	12/31/2004
NACM Global Fund	$84	$0	$0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

12.31.04  |  PIMCO Funds Semi-Annual Report  37

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM International Fund						NACM Pacific Rim Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Period from 04/01/2004 through 06/30/2004		Year Ended 03/31/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	58	$847	104	$1,431	57	$897	0	$0	0	$0	1,000	$9,026	2,937	$25,249
Class B	42	609	109	1,466	0	0	0	0	0	0	252	2,290	1,207	10,478
Class C	132	1,865	135	1,843	8	121	0	0	0	0	341	3,082	2,980	24,380
Other Classes	1	30	1	18	1	10	0	3	69	1,004	317	2,982	513	4,515

Issued as reinvestment of distributions

Class A	5	78	1	14	0	2	0	0	0	0	22	208	0	0
Class B	3	54	2	29	0	0	0	0	0	0	8	75	0	0
Class C	7	92	2	30	0	1	0	0	0	0	9	83	0	0
Other Classes	5	66	7	94	42	619	0	0	14	179	6	56	0	0

Cost of shares redeemed

Class A	(11)	(152)	(10)	(142)	0	0	0	0	0	0	(701)	(6,187)	(924)	(7,641)
Class B	(8)	(117)	(17)	(234)	0	0	0	0	0	0	(164)	(1,442)	(443)	(3,640)
Class C	(17)	(225)	(47)	(627)	0	0	0	0	0	0	(252)	(2,218)	(1,610)	(12,823)
Other Classes	0	(6)	(2)	(34)	0	(962)	0	(1)	0	(5)	(716)	(6,457)	(382)	(3,302)

Net increase (decrease) resulting from Fund share transactions	217	$3,141	285	$3,888	108	$688	0	$2	83	$1,178	122	$1,498	4,278	$37,216

	RCM Global Technology Fund				RCM International Growth Equity Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	972	$30,906	3,326	$99,618	210	$1,969	5,186	$40,845
Class B	49	1,592	247	7,412	114	1,077	371	3,272
Class C	185	5,980	422	12,627	171	1,593	1,260	10,865
Other Classes	3,846	122,023	9,528	289,196	557	5,293	4,181	35,843

Issued as reinvestment of distributions

Class A	0	0	0	0	8	86	8	68
Class B	0	0	0	0	3	30	4	32
Class C	0	0	0	0	18	185	29	250
Other Classes	0	0	0	0	48	499	51	449

Cost of shares redeemed

Class A	(470)	(14,717)	(1,945)	(56,808)	(161)	(1,485)	(5,339)	(42,518)
Class B	(28)	(830)	(77)	(2,306)	(94)	(853)	(250)	(2,173)
Class C	(51)	(1,607)	(101)	(3,011)	(523)	(4,846)	(1,373)	(11,816)
Other Classes	(3,198)	(100,920)	(7,173)	(218,538)	(529)	(5,046)	(3,085)	(26,670)

Net increase (decrease) resulting from Fund share transactions	1,305	$42,427	4,227	$128,190	(178)	$(1,498)	1,043	$8,447

38  PIMCO Funds Semi-Annual Report  |  12.31.04

	RCM Biotechnology Fund				RCM Global Healthcare Fund				RCM Global Small-Cap Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	245	$6,098	595	$14,312	237	$4,858	657	$13,100	333	$6,628	911	$15,169
Class B	64	1,565	314	7,362	61	1,203	341	6,681	204	4,012	399	6,987
Class C	85	2,062	385	9,050	78	1,565	394	7,662	318	6,233	764	13,022
Other Classes	557	13,752	2,131	50,998	334	6,792	1,900	36,764	360	7,194	1,061	18,588

Issued as reinvestment of distributions

Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0

Cost of shares redeemed

Class A	(170)	(4,131)	(272)	(6,399)	(195)	(3,953)	(231)	(4,480)	(65)	(1,264)	(471)	(7,915)
Class B	(44)	(1,048)	(81)	(1,867)	(76)	(1,489)	(79)	(1,532)	(49)	(939)	(81)	(1,440)
Class C	(64)	(1,522)	(205)	(4,571)	(125)	(2,469)	(77)	(1,499)	(98)	(1,853)	(224)	(4,106)
Other Classes	(1,807)	(44,605)	(4,484)	(105,476)	(1,406)	(28,528)	(3,005)	(58,450)	(239)	(4,643)	(649)	(11,713)

Net increase (decrease) resulting from Fund share transactions	(1,134)	$(27,829)	(1,617)	$(36,591)	(1,092)	$(22,021)	(100)	$(1,754)	764	$15,368	1,710	$28,592

12.31.04  |  PIMCO Funds Semi-Annual Report  39

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
NACM Global Fund	$8,533	$5,868
NACM International Fund	6,503	6,910
NACM Pacific Rim Fund	20,234	20,993
RCM Biotechnology Fund	187,303	219,664
RCM Global Healthcare Fund	225,048	242,890
RCM Global Small-Cap Fund	36,049	21,717
RCM Global Technology Fund	689,324	609,343
RCM International Growth Equity Fund	56,232	56,184

6. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
NACM Global Fund	$982	$(45)	$937
NACM International Fund	2,125	(41)	2,084
NACM Pacific Rim Fund	7,763	(1,031)	6,732
RCM Biotechnology Fund	44,195	(5,319)	38,876
RCM Global Healthcare Fund	16,026	(4,155)	11,871
RCM Global Small-Cap Fund	15,216	(259)	14,957
RCM Global Technology Fund	169,283	(1,838)	167,445
RCM International Growth Equity Fund	18,564	(145)	18,419

7. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Global Healthcare Fund	RCM Global Technology Fund
	Premium
Balance at 06/30/2004	$0	$750
Sales	63	3,524
Closing Buys	0	0
Expirations	(63)	(1,891)

Balance at 12/31/2004	$0	$2,383

8. Fund Reorganization

PIMCO NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the PIMCO NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

40  PIMCO Funds Semi-Annual Report  |  12.31.04

9. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

12.31.04   |  PIMCO Funds Semi-Annual Report  41

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10. Subsequent Events

A special meeting of the shareholders of the RCM Innovation Fund is scheduled to be held at the offices of PA Distributors LLC on April 21, 2005, to vote on the proposed merger of the RCM Innovation Fund into the RCM Global Technology Fund.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the RCM Global Technology Fund’s (the “Fund”) ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse the Fund for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the Fund for losses identified by PAFM. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the Fund.

42  PIMCO Funds Semi-Annual Report  |  12.31.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, RCM Capital Management LLC

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, please consult your financial advisor or call 1-800-426-0107.

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report	PZ015S_12397

Semi-Annual Report

12.31.04

PIMCO RCM Innovation Fund

(Formerly PIMCO PEA Innovation Fund)

Share Classes	Contents

A B C	Letter to Shareholders	3
	Important Information About the Fund	4–5
	Management Review	6
	Performance Summary	7
	Schedule of Investments	9–11
	Financial Highlights	13–15
	Statement of Assets and Liabilities	16
	Statement of Operations	17
	Statements of Changes in Net Assets	19
	Notes to Financial Statements	20–26
Effective April 1, 2005, the Multi-Manager Series stock funds will be re-named the Allianz Funds–please see the inside back cover for more information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series – NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital – as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name – PIMCO Advisors – will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share classes for RCM Innovation Fund are A and C. The B shares were first offered in 5/95. Returns measure performance from the inception of the oldest share classes to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share classes to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-866-746-2606. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  5

Management Review

•	RCM Innovation Fund (formerly PEA Innovation Fund) seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide for and service those technologies.

•	On January 1, 2005, PEA Innovation Fund was renamed “RCM Innovation Fund” and RCM Capital Management LLC assumed portfolio management duties as an interim sub-advisor for the Fund. These changes were approved by the PIMCO Funds: Multi-Manager Series Board of Trustees in connection with a proposed reorganization of the RCM Innovation and RCM Global Technology Funds in 2005. This reorganization is subject to shareholder approval.

•	The Fund’s Class A Shares returned –4.30% for the six-month period ended December 31, 2004. This performance trailed the 6.24% return of the Fund’s benchmark, the NASDAQ Composite Index.

•	The Fund’s overweight position in the semiconductor industry contributed to its relative underperformance, as this industry struggled throughout the six-month period. Two holdings in particular that hurt performance were Applied Materials Inc. and Cypress Semiconductor Corp.

•	The Fund’s portfolio was also hindered by its position in the electronic manufacturing services industry. Two disappointing holdings that struggled in this industry were Flextronics International Ltd. and Solectron Corp.

•	Several strong stock picks in the technology sector included Marvell Technology Group Ltd. (broadband technology solutions), Cognizant Technology Solutions Corp. (technology consulting), and Network Appliances Inc. (computer equipment).

6  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

PIMCO RCM Innovation Fund Performance Summary

(Formerly PEA Innovation Fund)

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/22/94)
PIMCO RCM Innovation Fund Class A	–4.30%	–6.04%	–22.65%	8.83%	8.78%
PIMCO RCM Innovation Fund Class A (adjusted)	–9.56%	–11.21%	–23.52%	8.21%	8.17%
PIMCO RCM Innovation Fund Class B	–4.67%	–6.78%	–23.23%	8.29%	8.25%
PIMCO RCM Innovation Fund Class B (adjusted)	–9.44%	–11.45%	–23.50%	8.29%	8.25%
PIMCO RCM Innovation Fund Class C (adjusted)	–5.63%	–7.72%	–23.23%	8.04%	8.00%
NASDAQ Composite Index	6.24%	8.60%	–11.76%	11.21%	—
Lipper Science & Technology Fund Average	3.10%	3.97%	–16.49%	9.64%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$957.00	$953.30	$953.30	$1,018.60	$1,014.82	$1,014.82
Expenses Paid During Period	$6.46	$10.14	$10.14	$6.67	$10.46	$10.46

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Innovation Class A	RCM Innovation Class B	RCM Innovation Class C	NASDAQ Composite Index
12/31/1994	9,450	10,000	10,000	10,000
01/31/1995	9,374	9,910	9,910	10,043
02/28/1995	9,971	10,541	10,541	10,555
03/31/1995	10,274	10,852	10,852	10,868
04/30/1995	10,719	11,313	11,313	11,224
05/31/1995	10,974	11,574	11,573	11,498
06/30/1995	12,186	12,847	12,846	12,414
07/31/1995	13,323	14,039	14,038	13,316
08/31/1995	13,635	14,359	14,349	13,567
09/30/1995	13,957	14,689	14,679	13,879
10/31/1995	13,787	14,498	14,499	13,779
11/30/1995	14,165	14,890	14,890	14,087
12/31/1995	13,733	14,433	14,422	13,992
01/31/1996	13,549	14,228	14,228	14,094
02/29/1996	14,208	14,915	14,915	14,630
03/31/1996	14,092	14,782	14,782	14,648
04/30/1996	15,594	16,342	16,341	15,833
05/31/1996	16,864	17,665	17,664	16,536
06/30/1996	16,176	16,927	16,925	15,758
07/31/1996	13,879	14,527	14,515	14,370
08/31/1996	14,722	15,388	15,387	15,181
09/30/1996	16,728	17,481	17,479	16,316
10/31/1996	16,612	17,338	17,336	16,244
11/30/1996	17,610	18,374	18,372	17,190
12/31/1996	16,974	17,702	17,699	17,169
01/31/1997	17,908	18,660	18,656	18,350
02/28/1997	15,884	16,536	16,534	17,409
03/31/1997	14,842	15,443	15,441	16,248
04/30/1997	15,077	15,682	15,680	16,769
05/31/1997	16,974	17,640	17,636	18,622
06/30/1997	17,132	17,795	17,782	19,177
07/31/1997	19,667	20,418	20,404	21,195
08/31/1997	19,196	19,918	19,905	21,108
09/30/1997	20,621	21,376	21,372	22,416
10/31/1997	19,294	19,990	19,988	21,193
11/30/1997	19,205	19,886	19,884	21,286
12/31/1997	18,507	19,147	19,133	20,883
01/31/1998	19,238	19,890	19,886	21,535
02/28/1998	21,600	22,316	22,301	23,544
03/31/1998	22,415	23,146	23,143	24,411
04/30/1998	24,034	24,797	24,794	24,845
05/31/1998	22,508	23,212	23,199	23,655
06/30/1998	25,372	26,148	26,134	25,195
07/31/1998	25,519	26,282	26,267	24,898
08/31/1998	20,420	21,020	21,017	19,936
09/30/1998	24,204	24,898	24,884	22,523
10/31/1998	25,114	25,817	25,814	23,555
11/30/1998	27,937	28,698	28,682	25,924
12/31/1998	33,208	34,088	34,080	29,157
01/31/1999	39,176	40,203	40,184	33,321
02/28/1999	34,871	35,757	35,752	30,425
03/31/1999	37,821	38,764	38,744	32,732
04/30/1999	37,352	38,252	38,233	33,815
05/31/1999	36,433	37,288	37,269	32,855
06/30/1999	40,947	41,886	41,865	35,723
07/31/1999	40,554	41,467	41,433	35,091
08/31/1999	43,668	44,623	44,591	36,431
09/30/1999	44,140	45,216	45,184	36,522
10/31/1999	50,284	51,470	51,437	39,451
11/30/1999	59,039	60,394	60,361	44,367
12/31/1999	79,507	81,297	81,258	54,119
01/31/2000	79,006	80,736	80,698	52,403
02/29/2000	110,364	112,707	112,646	62,459
03/31/2000	100,387	102,462	102,406	60,810
04/30/2000	84,596	86,304	86,257	51,342
05/31/2000	73,353	74,782	74,742	45,227
06/30/2000	88,053	89,709	89,660	52,744
07/31/2000	83,836	85,358	85,312	50,096
08/31/2000	98,465	100,202	100,139	55,937
09/30/2000	96,446	98,067	98,016	48,845
10/31/2000	83,175	84,524	84,470	44,815
11/30/2000	59,520	60,452	60,421	34,552
12/31/2000	56,580	57,429	57,388	32,859
01/31/2001	59,262	60,111	60,085	36,878
02/28/2001	43,237	43,827	43,802	28,621
03/31/2001	37,245	37,722	37,696	24,477
04/30/2001	42,716	43,252	43,226	28,148
05/31/2001	39,846	40,315	40,291	28,072
06/30/2001	39,503	39,932	39,908	28,743
07/31/2001	35,351	35,727	35,706	26,964
08/31/2001	29,235	29,518	29,497	24,014
09/30/2001	21,207	21,389	21,385	19,936
10/31/2001	26,320	26,552	26,533	22,482
11/30/2001	31,200	31,435	31,428	25,679
12/31/2001	31,075	31,303	31,280	25,944
01/31/2002	31,514	31,744	31,709	25,726
02/28/2002	25,523	25,710	25,662	23,032
03/31/2002	29,287	29,502	29,437	24,548
04/30/2002	25,014	25,197	25,130	22,459
05/31/2002	23,048	23,217	23,125	21,495
06/30/2002	18,925	19,063	18,981	19,466
07/31/2002	16,438	16,558	16,473	17,671
08/31/2002	15,462	15,575	15,485	17,493
09/30/2002	12,274	12,363	12,284	15,593
10/31/2002	14,596	14,703	14,600	17,691
11/30/2002	17,344	17,471	17,329	19,674
12/31/2002	14,801	14,910	14,792	17,767
01/31/2003	14,926	15,035	14,895	17,574
02/28/2003	15,174	15,285	15,145	17,795
03/31/2003	14,940	15,049	14,894	17,843
04/30/2003	16,547	16,668	16,501	19,481
05/31/2003	18,472	18,607	18,404	21,232
06/30/2003	18,211	18,345	18,124	21,589
07/31/2003	19,490	19,632	19,393	23,083
08/31/2003	21,345	21,501	21,221	24,087
09/30/2003	20,713	20,865	20,572	23,774
10/31/2003	23,216	23,386	23,049	25,707
11/30/2003	23,724	23,898	23,535	26,080
12/31/2003	23,435	23,606	23,241	26,653
01/31/2004	24,822	25,004	24,598	27,488
02/29/2004	24,479	24,659	24,244	27,004
03/31/2004	23,889	24,064	23,640	26,531
04/30/2004	21,140	21,294	20,912	25,547
05/31/2004	22,789	22,955	22,520	26,433
06/30/2004	23,010	23,178	22,728	27,245
07/31/2004	19,561	19,690	19,305	25,112
08/31/2004	18,240	18,353	18,008	24,456
09/30/2004	19,092	19,195	18,818	25,239
10/31/2004	20,356	20,458	20,056	26,279
11/30/2004	21,484	21,571	21,161	27,900
12/31/2004	22,021	22,098	21,663	28,946

Sector Breakdown*

Technology	79.6%
Short-Term Instruments	17.7%
Other	2.7%

*	% of total investments as of December 31, 2004

12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  7

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8  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

Schedule of Investments

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 100.1%

Consumer Services 2.1%

Accenture Ltd. ‘A’ (a)	644,700	$17,407

Healthcare 1.2%

St. Jude Medical, Inc. (a)(d)	221,600	9,292

Technology 96.8%

Altera Corp. (a)	663,700	13,739
AU Optronics Corp. SP - ADR (d)	361,800	5,181
Avid Technology, Inc. (a)	443,300	27,374
Broadcom Corp. ‘A’ (a)(d)	559,200	18,051
Celestica, Inc. (a)	1,086,900	15,336
Cisco Systems, Inc. (a)	1,075,000	20,747
Cognizant Technology Solutions Corp. ‘A’ (a)(d)	410,700	17,385
Computer Associates International, Inc. (a)	3,587	111
Comverse Technology, Inc. (a)	1,221,700	29,871
Corning, Inc. (a)	1,868,500	21,992
Cymer, Inc. (a)(d)	256,900	7,589
Cypress Semiconductor Corp. (a)(d)	668,300	7,839
Dell, Inc. (a)(d)	687,300	28,963
EMC Corp. (a)	1,813,271	26,963
Flextronics International Ltd. (a)(d)	1,133,600	15,666
Foundry Networks, Inc. (a)	720,800	9,486
Google, Inc. ‘A’ (a)(d)	110,400	21,318
Intel Corp.	393,400	9,202
JDS Uniphase Corp. (a)	2,229,900	7,069
Juniper Networks, Inc. (a)	935,300	25,431
Kulicke & Soffa Industries, Inc. (a)	656,446	5,659
Lexmark International, Inc. ‘A’ (a)	102,600	8,721
Linear Technology Corp. (d)	500,700	19,407
Macromedia, Inc. (a)	614,900	19,136
Marvell Technology Group Ltd. (a)(d)	671,554	23,820
Mercury Interactive Corp. (a)(d)	390,572	17,791
Microsoft Corp.	966,100	25,805
Monster Worldwide, Inc. (a)	829,300	27,898
Motorola, Inc.	801,000	13,777
National Semiconductor Corp.	675,800	12,131
Network Appliance, Inc. (a)(d)	726,500	24,134
Nokia Corp. SP - ADR (a)(d)	998,900	15,653
OmniVision Technologies, Inc. (a)(d)	211,598	3,883
Oracle Corp. (a)(d)	1,062,000	14,571
Polycom, Inc. (a)	687,100	16,023
QUALCOMM, Inc. (d)	359,800	15,255
Red Hat, Inc. (a)(d)	342,200	4,568
SAP AG SP - ADR (a)(d)	493,820	21,832
Siebel Systems, Inc. (a)	752,800	7,904
Solectron Corp. (a)	3,200,900	17,061

See accompanying notes  |  12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  9

Schedule of Investments (Cont.)

December 31, 2004 (Unaudited)

	Shares	Value (000s)
Sonus Networks, Inc. (a)(d)	1,759,500	$10,082
Symantec Corp. (a)	352,000	9,067
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	2,777,382	23,580
Take-Two Interactive Software, Inc. (a)	197,600	6,874
Telefonaktiebolaget LM Ericsson SP - ADR (a)	667,300	21,013
Texas Instruments, Inc. (d)	698,500	17,197
United Microelectronics Corp. SP - ADR (a)(d)	4,976,569	17,567
UTStarcom, Inc. (a)(d)	336,400	7,451
VERITAS Software Corp. (a)	308,900	8,819
Yahoo!, Inc. (a)	577,600	21,764

		787,756

Total Common Stocks (Cost $679,793)		814,455

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 21.5%

Collateral Invested for Securities on Loan (c) 20.8%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	6,000	5,997
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	3,000	2,994
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.376% due 01/18/2005	1,000	998
2.375% due 01/27/2005	2,000	1,996
2.415% due 03/01/2005	2,000	1,988
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	19,500	19,500
CC USA, Inc.
2.309% due 07/05/2005 (b)	1,000	1,001
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.	35,000	35,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
2.023% due 07/08/2005 (b)	2,000	2,000
Davis Square Funding Corp.
2.309% due 01/05/2005	10,000	9,960
2.375% due 01/31/2005	12,000	11,974
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001

10  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	$15,000	$15,003
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
K2 LLC
2.393% due 09/15/2005 (b)	5,000	5,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	7,000	6,998
Park Granada LLC
2.367% due 01/31/2005	3,000	2,991
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
2.000% due 01/03/2005	356	356

		169,766

Repurchase Agreement 0.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $5,613. Repurchase proceeds are $5,503.)	5,502	5,502

Total Short-Term Instruments (Cost $175,296)		175,268

Total Investments 121.6% (Cost $855,089)		$989,723

Other Assets and Liabilities (Net) (21.6%)		(176,091)

Net Assets 100.0%		$813,632

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $160,713; cash collateral of $169,585 was received with which the Fund purchased securities.

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12  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

Financial Highlights

Class A

Selected Per Share Data for the Year or Period Ended:	12/31/2004+		06/30/2004		06/30/2003	06/30/2002		06/30/2001		06/30/2000
Net Asset Value Beginning of Period	$16.74		$13.25		$13.77	$28.74		$72.29		$37.46

Net Investment Loss (a)	(0.01)		(0.18)		(0.13)	(0.23)		(0.46)		(0.58)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(0.71)		3.67		(0.39)	(14.74)		(36.74)		41.80

Total Income (loss) from Investment Operations	(0.72)		3.49		(0.52)	(14.97)		(37.20)		41.22

Dividends from Net Investment Income	0.00		0.00		0.00	0.00		0.00		0.00
Distributions from Net Realized Capital Gains	0.00		0.00		0.00	0.00		(6.35)		(6.39)

Total Distributions	0.00		0.00		0.00	0.00		(6.35)		(6.39)

Net Asset Value End of Period	$16.02	(d)	$16.74		$13.25	$13.77		$28.74		$72.29

Total Return	(4.30	)%(d)	26.34%		(3.78)%	(52.09)%		(55.14)%		115.04%

Net Assets End of Period (000s)	$262,306		$328,950		$284,382	$300,730		$734,124		$1,408,455
Ratio of Net Expenses to Average Net Assets	1.31	%*(b)	1.31	%(b)	1.30%	1.31	%(b)	1.28	%(c)	1.30%
Ratio of Net Investment Loss to Average Net Assets	(0.15	)%*	(1.08)%		(1.10)%	(1.12)%		(0.95)%		(0.91)%
Portfolio Turnover Rate	43%		233%		290%	207%		271%		186%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.30%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.00 and (4.44)%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  13

Financial Highlights

Class B

Selected Per Share Data for the Year or Period Ended:	12/31/2004 +		06/30/2004		06/30/2003	06/30/2002		06/30/2001		06/30/2000
Net Asset Value Beginning of Period	$15.42		$12.29		$12.88	$27.07		$69.06		$36.09

Net Investment Loss (a)	(0.06)		(0.28)		(0.20)	(0.37)		(0.78)		(1.01)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(0.66)		3.41		(0.39)	(13.82)		(34.86)		40.37

Total Income (Loss) from Investment Operations	(0.72)		3.13		(0.59)	(14.19)		(35.64)		39.36

Dividends from Net Investment Income	0.00		0.00		0.00	0.00		0.00		0.00
Distributions from Net Realized Capital Gains	0.00		0.00		0.00	0.00		(6.35)		(6.39)

Total Distributions	0.00		0.00		0.00	0.00		(6.35)		(6.39)

Net Asset Value End of Period	$14.70	(d)	$15.42		$12.29	$12.88		$27.07		$69.06

Total Return	(4.67	)%(d)	25.47%		(4.58)%	(52.42)%		(55.48)%		114.17%

Net Assets End of Period (000s)	$204,348		$255,565		$249,043	$304,020		$801,890		$1,680,792
Ratio of Net Expenses to Average Net Assets	2.06	%*(b)	2.06	%(b)	2.05%	2.06	%(b)	2.03	%(c)	2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.91	)%*	(1.83)%		(1.85)%	(1.87)%		(1.69)%		(1.66)%
Portfolio Turnover Rate	43%		233%		290%	207%		271%		186%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.05%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $14.68 and (4.81)%, respectively.

14  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

Financial Highlights

Class C

Selected Per Share Data for the Year or Period Ended:	12/31/2004 +		06/30/2004		06/30/2003	06/30/2002		06/30/2001		06/30/2000
Net Asset Value Beginning of Period	$15.41		$12.29		$12.87	$27.06		$69.04		$36.08

Net Investment Loss (a)	(0.06)		(0.28)		(0.20)	(0.37)		(0.79)		(1.00)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(0.66)		3.40		(0.38)	(13.82)		(34.84)		40.35

Total Income (Loss) from Investment Operations	(0.72)		3.12		(0.58)	(14.19)		(35.63)		39.35

Dividends from Net Investment Income	0.00		0.00		0.00	0.00		0.00		0.00
Distributions from Net Realized Capital Gains	0.00		0.00		0.00	0.00		(6.35)		(6.39)

Total Distributions	0.00		0.00		0.00	0.00		(6.35)		(6.39)

Net Asset Value End of Period	$14.69	(d)	$15.41		$12.29	$12.87		$27.06		$69.04

Total Return	(4.67	)%(d)	25.39%		(4.51)%	(52.44)%		(55.48)%		114.17%

Net Assets End of Period (000s)	$270,672		$346,853		$344,192	$381,016		$1,009,666		$2,275,811
Ratio of Net Expenses to Average Net Assets	2.06	%*(b)	2.06	%(b)	2.05%	2.06	%(b)	2.04	%(c)	2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.91	)%*	(1.83)%		(1.85)%	(1.87)%		(1.70)%		(1.66)%
Portfolio Turnover Rate	43%		233%		290%	207%		271%		186%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.05%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $14.67 and (4.81)%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  15

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$989,723
Cash	1,212
Security lending interest receivable	33
Receivable for Fund shares sold	350
Interest and dividends receivable	53

991,371

Liabilities:

Payable for Fund shares redeemed	$6,687
Payable for collateral for securities on loan	169,766
Accrued investment advisory fee	490
Accrued administration fee	292
Accrued distribution fee	331
Accrued servicing fee	173

177,739

Net Assets	$813,632

Net Assets Consist of:

Paid in capital	$3,864,394
(Overdistributed) net investment income	(2,323)
Accumulated undistributed net realized (loss)	(3,183,102)
Net unrealized appreciation	134,663

$813,632

Net Assets:

Class A	$262,306
Class B	204,348
Class C	270,672
Other Classes	76,306

Shares Issued and Outstanding:

Class A	16,371
Class B	13,899
Class C	18,418

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$16.02
Class B	14.70
Class C	14.69

Cost of Investments Owned	$855,089

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time the shares are held.

16  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

Statement of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands
Investment Income:

Interest	$223
Dividends, net of foreign taxes	3,254
Security lending income	130

Total Income	3,607

Expenses:

Investment advisory fees	2,750
Administration fees	1,639
Distribution fees–Class B	788
Distribution fees–Class C	1,066
Servicing fees–Class A	339
Servicing fees–Class B	263
Servicing fees–Class C	355
Distribution and/or servicing fees–Other Classes	19
Trustees’ fees	28
Interest expense	20

Total Expenses	7,267

Net Investment (Loss)	(3,660)

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(93,969)
Net change in unrealized appreciation on investments	36,926

Net (loss)	(57,043)

Net Increase from Repayment by Investment Manager	1,337

Net (Decrease) in Net Assets Resulting from Operations	$(59,366)

See accompanying notes  |  12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  17

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18  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

Statements of Changes in Net Assets

Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment (loss)	$(3,660)	$(16,883)
Net realized gain (loss)	(93,969)	292,663
Net change in unrealized appreciation (depreciation)	36,926	(37,210)
Net increase from repayment by Investment Manager	1,337	8

Net increase (decrease) resulting from operations	(59,366)	238,578

Fund Share Transactions:

Receipts for shares sold
Class A	34,004	179,079
Class B	1,991	18,422
Class C	5,340	46,889
Other Classes	16,727	82,143
Cost of shares redeemed
Class A	(82,213)	(209,605)
Class B	(38,230)	(74,506)
Class C	(61,001)	(132,340)
Other Classes	(32,523)	(44,419)
Net (decrease) resulting from Fund share transactions	(155,905)	(134,337)

Fund Redemption Fee	22	46

Total Increase (Decrease) in Net Assets	(215,249)	104,287

Net Assets:
Beginning of period	1,028,881	924,594

End of period*	$813,632	$1,028,881

* Including undistributed (overdistributed) net investment income of:	$(2,323)	$0

See accompanying notes  |  12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  19

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

The RCM Innovation Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

20  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counter-party should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $24,724. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration

12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  21

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investor of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Fund also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisor in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee	Administrative Fee
All Classes	Institutional Class	Administrative Class	Class A, B and C1	Class D	Class R
0.65%	0.25%	0.25%	0.40%	0.40%	N/A

[1]	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and

22  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A	—	0.25

Class B	0.75	0.25

Class C	0.75	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $426,547 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement

12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  23

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to the Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

Purchases	Sales
$352,586	$503,991

5. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$148,100	$(13,466)	$134,634

6. Subsequent Events

Effective January 1, 2005, the PEA Innovation Fund has been renamed the RCM Innovation Fund. A special meeting of the shareholders of the RCM Innovation Fund is scheduled to be held at the offices of PA Distributors LLC on April 21, 2005, to vote on the proposed merger of the RCM Innovation Fund into the RCM Global Technology Fund.

24  PIMCO RCM Innovation Fund Semi-Annual Report  |  12.31.04

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	2,332	$34,004	11,091	$179,079
Class B	149	1,991	1,215	18,422
Class C	396	5,340	3,128	46,889
Other Classes	1,106	16,727	4,885	82,143

Issued as reinvestment of distributions

Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	0	0	0

Cost of shares redeemed

Class A	(5,615)	(82,213)	(12,908)	(209,605)
Class B	(2,828)	(38,230)	(4,898)	(74,506)
Class C	(4,486)	(61,001)	(8,633)	(132,340)
Other Classes	(2,162)	(32,523)	(2,659)	(44,419)

Net decrease resulting from Fund share transactions	(11,108)	$(155,905)	(8,779)	$(134,337)

8. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did

12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  25

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

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12.31.04  |  PIMCO RCM Innovation Fund Semi-Annual Report  29

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	PEA Capital LLC, 1345 Avenue of the Americas, New York, NY 10105 (Effective January 1, 2005 the new sub-adviser is RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111)

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, please consult your financial advisor or call 1-800-426-0107.

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report.

PZ037S_12398

Semi-Annual Report

12.31.04

PIMCO PEA Renaissance Fund

(Effective 02.11.05 PIMCO OpCap Renaissance Fund)

Share Classes	Contents
A B C	Letter to Shareholders	3
	Important Information About the Fund	4–5
	Management Review	6
	Performance Summary	7
	Schedule of Investments	8–12
	Financial Highlights	13–15
	Statement of Assets and Liabilities	16
	Statement of Operations	17
	Statements of Changes in Net Assets	18
	Notes to Financial Statements	19–27

Effective April 1, 2005, the Multi-Manager Series stock funds will be re-named the Allianz Funds–please see the inside back cover for more information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series – NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital – as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name – PIMCO Advisors – will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’ s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for PEA Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-866-746-2606. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  5

Management Review

•	PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class A Shares returned 7.73% for the six-month period ended December 31, 2004. This performance trailed the 15.43% return of the Fund’s benchmark, the Russell Mid-Cap Value Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains. Mid-cap value stocks did well in this environment, outperforming the general market.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in certain industries also hurt performance. For example, the Fund saw disappointing results from holdings in the industrials sector, especially its investment in Bombardier Corp. Relative performance was also hurt by select holdings in the financial sector.

•	An overweight exposure to information technology also detracted from relative performance during this period. Select holdings in the sector, including Micron Technologies, were a drag on return.

•	The Fund benefited from its overweight position in materials. Strong stock selection within the industry also helped, including investments in Lyondell Chemical Co. and Crompton Corp. Stock selection in utilities was another area of strength, including Reliant Energy Inc. and Allegheny Energy Inc.

6  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

PIMCO PEA Renaissance Fund Performance Summary

(Effective 02.11.05 PIMCO OPCAP Renaissance Fund)

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (04/18/88)
PIMCO PEA Renaissance Fund Class A	7.73%	15.54%	17.34%	19.56%	14.99%
PIMCO PEA Renaissance Fund Class A (adjusted)	1.81%	9.18%	16.02%	18.89%	14.60%
PIMCO PEA Renaissance Fund Class B	7.37%	14.69%	16.47%	18.92%	14.63%
PIMCO PEA Renaissance Fund Class B (adjusted)	2.37%	9.69%	16.25%	18.92%	14.63%
PIMCO PEA Renaissance Fund Class C (adjusted)	6.32%	13.63%	16.46%	18.67%	14.13%
Russell Mid-Cap Value Index	15.43%	23.70%	13.48%	15.72%	—
Lipper Mid-Cap Value Fund Average	11.01%	19.06%	12.94%	13.70%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,077.30	$1,073.70	$1,073.20	$1,018.95	$1,015.17	$1,015.17
Expenses Paid During Period	$6.49	$10.40	$10.40	$6.31	$10.11	$10.11

For each class of the Fund, expenses are equal to the expense ratio for the class (1.24% for Class A, 1.99% for Class B, 1.99% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Renaissance Class A	PEA Renaissance Class B	PEA Renaissance Class C	Russell Mid-Cap Value Index
04/30/1988	9,450	10,000	10,000	10,000
05/31/1988	9,460	10,000	10,000	10,071
06/30/1988	9,671	10,220	10,220	10,718
07/31/1988	9,652	10,190	10,190	10,641
08/31/1988	9,516	10,038	10,038	10,524
09/30/1988	9,652	10,180	10,180	10,842
10/31/1988	9,770	10,291	10,291	10,967
11/30/1988	9,711	10,230	10,230	10,705
12/31/1988	10,030	10,561	10,561	10,885
01/31/1989	10,340	10,872	10,872	11,543
02/28/1989	10,280	10,810	10,810	11,567
03/31/1989	10,380	10,904	10,904	11,794
04/30/1989	10,653	11,187	11,187	12,285
05/31/1989	10,956	11,501	11,501	12,763
06/30/1989	11,036	11,574	11,574	12,810
07/31/1989	11,251	11,797	11,797	13,626
08/31/1989	11,599	12,148	12,148	14,032
09/30/1989	11,465	11,998	11,998	13,817
10/31/1989	11,258	11,772	11,772	13,111
11/30/1989	11,237	11,751	11,751	13,198
12/31/1989	11,240	11,741	11,741	13,355
01/31/1990	10,690	11,160	11,160	12,407
02/28/1990	10,690	11,160	11,160	12,656
03/31/1990	10,967	11,435	11,435	12,801
04/30/1990	10,638	11,082	11,082	12,104
05/31/1990	11,296	11,765	11,765	13,084
06/30/1990	11,249	11,705	11,705	12,804
07/31/1990	10,947	11,383	11,383	12,443
08/31/1990	10,199	10,596	10,596	11,180
09/30/1990	9,478	9,837	9,837	10,303
10/31/1990	9,093	9,427	9,427	9,885
11/30/1990	9,396	9,741	9,741	10,762
12/31/1990	9,575	9,926	9,926	11,208
01/31/1991	9,883	10,232	10,232	11,908
02/28/1991	10,485	10,844	10,844	12,858
03/31/1991	10,729	11,096	11,096	13,288
04/30/1991	10,848	11,207	11,207	13,520
05/31/1991	11,408	11,787	11,787	14,132
06/30/1991	11,013	11,365	11,365	13,568
07/31/1991	11,422	11,776	11,776	14,220
08/31/1991	11,891	12,249	12,249	14,633
09/30/1991	12,075	12,439	12,439	14,502
10/31/1991	12,331	12,690	12,690	14,781
11/30/1991	11,941	12,288	12,288	14,088
12/31/1991	12,864	13,226	13,226	15,457
01/31/1992	13,086	13,454	13,454	15,854
02/29/1992	13,358	13,709	13,709	16,446
03/31/1992	13,098	13,435	13,435	16,196
04/30/1992	13,111	13,448	13,448	16,609
05/31/1992	13,248	13,576	13,576	16,763
06/30/1992	13,097	13,415	13,415	16,634
07/31/1992	13,410	13,723	13,723	17,301
08/31/1992	13,235	13,531	13,531	16,796
09/30/1992	13,369	13,665	13,665	17,132
10/31/1992	13,331	13,626	13,626	17,490
11/30/1992	13,685	13,975	13,975	18,226
12/31/1992	13,979	14,254	14,254	18,808
01/31/1993	14,183	14,463	14,463	19,283
02/28/1993	14,056	14,332	14,332	19,700
03/31/1993	14,606	14,874	14,874	20,383
04/30/1993	14,490	14,743	14,743	20,025
05/31/1993	14,837	15,084	15,084	20,475
06/30/1993	15,134	15,380	15,380	20,901
07/31/1993	15,471	15,722	15,722	21,131
08/31/1993	16,480	16,723	16,723	21,852
09/30/1993	16,753	16,994	16,994	21,795
10/31/1993	16,987	17,232	17,232	21,549
11/30/1993	16,571	16,783	16,783	21,051
12/31/1993	17,069	17,281	17,281	21,745
01/31/1994	17,563	17,768	17,768	22,378
02/28/1994	17,376	17,565	17,565	21,980
03/31/1994	16,422	16,593	16,593	21,129
04/30/1994	16,314	16,470	16,470	21,440
05/31/1994	16,234	16,389	16,389	21,468
06/30/1994	15,856	16,000	16,000	21,073
07/31/1994	16,248	16,382	16,382	21,916
08/31/1994	17,032	17,148	17,148	22,729
09/30/1994	16,993	17,114	17,114	22,017
10/31/1994	16,952	17,059	17,059	21,997
11/30/1994	16,258	16,346	16,346	21,027
12/31/1994	16,326	16,408	16,408	21,282
01/31/1995	16,367	16,436	16,436	21,882
02/28/1995	16,738	16,795	16,795	22,987
03/31/1995	17,191	17,244	17,244	23,419
04/30/1995	17,494	17,549	17,549	23,916
05/31/1995	17,550	17,604	17,577	24,877
06/30/1995	17,991	18,048	18,014	25,449
07/31/1995	18,880	18,939	18,892	26,337
08/31/1995	19,102	19,162	19,101	26,854
09/30/1995	19,727	19,789	19,707	27,469
10/31/1995	19,769	19,831	19,749	26,933
11/30/1995	20,732	20,796	20,686	28,406
12/31/1995	20,993	21,058	20,938	28,716
01/31/1996	21,705	21,773	21,635	29,414
02/29/1996	22,002	22,071	21,917	29,693
03/31/1996	22,180	22,249	22,078	30,320
04/30/1996	22,537	22,608	22,435	30,577
05/31/1996	23,073	23,146	22,940	30,868
06/30/1996	23,134	23,206	22,988	30,902
07/31/1996	22,132	22,201	21,990	29,431
08/31/1996	23,014	23,086	22,839	30,664
09/30/1996	24,140	24,215	23,947	31,789
10/31/1996	24,966	25,044	24,753	32,625
11/30/1996	26,241	26,323	26,006	34,674
12/31/1996	26,312	26,394	26,046	34,529
01/31/1997	27,263	27,348	26,972	35,613
02/28/1997	27,125	27,210	26,818	36,215
03/31/1997	26,438	26,521	26,126	35,114
04/30/1997	27,547	27,633	27,208	35,999
05/31/1997	29,245	29,336	28,872	38,119
06/30/1997	30,785	30,881	30,380	39,533
07/31/1997	33,528	33,633	33,042	42,466
08/31/1997	32,712	32,815	32,218	41,970
09/30/1997	35,095	35,205	34,550	44,572
10/31/1997	33,477	33,582	32,936	43,217
11/30/1997	34,800	34,908	34,207	44,673
12/31/1997	35,764	35,876	35,135	46,384
01/31/1998	35,785	35,897	35,135	45,484
02/28/1998	38,509	38,629	37,781	48,523
03/31/1998	39,966	40,091	39,218	51,022
04/30/1998	40,852	40,980	40,051	50,736
05/31/1998	40,008	40,133	39,197	49,549
06/30/1998	40,325	40,451	39,489	49,707
07/31/1998	39,502	39,625	38,636	47,187
08/31/1998	32,490	32,592	31,762	40,553
09/30/1998	33,631	33,736	32,868	42,921
10/31/1998	35,087	35,197	34,265	45,702
11/30/1998	37,305	37,421	36,410	47,306
12/31/1998	39,879	40,003	38,904	48,744
01/31/1999	42,411	42,543	41,335	47,609
02/28/1999	40,341	40,467	39,289	46,561
03/31/1999	42,144	42,276	41,022	47,227
04/30/1999	44,285	44,424	43,089	51,699
05/31/1999	42,970	43,104	41,766	51,917
06/30/1999	44,332	44,471	43,090	52,508
07/31/1999	44,549	44,689	43,284	51,196
08/31/1999	43,137	43,272	41,890	49,424
09/30/1999	39,898	40,022	38,715	46,923
10/31/1999	39,654	39,778	38,452	48,308
11/30/1999	41,066	41,194	39,798	47,424
12/31/1999	43,793	43,930	42,416	48,695
01/31/2000	41,923	42,054	40,559	45,783
02/29/2000	39,257	39,379	37,971	43,869
03/31/2000	44,222	44,361	42,721	49,186
04/30/2000	45,784	45,927	44,242	49,383
05/31/2000	47,285	47,433	45,671	50,232
06/30/2000	45,815	45,958	44,210	48,358
07/31/2000	47,010	47,157	45,337	49,490
08/31/2000	50,687	50,845	48,837	52,524
09/30/2000	51,857	52,020	49,921	53,028
10/31/2000	54,803	54,974	52,722	54,035
11/30/2000	54,989	55,161	52,906	53,333
12/31/2000	60,312	60,501	57,964	58,037
01/31/2001	62,085	62,279	59,628	57,828
02/28/2001	62,675	62,871	60,146	57,585
03/31/2001	59,592	59,778	57,151	55,984
04/30/2001	62,613	62,809	60,014	59,063
05/31/2001	63,371	63,569	60,728	60,741
06/30/2001	63,402	63,600	60,698	59,927
07/31/2001	64,816	65,019	62,033	59,687
08/31/2001	65,082	65,285	62,226	58,595
09/30/2001	59,433	59,618	56,787	53,005
10/31/2001	62,161	62,355	59,360	53,286
11/30/2001	69,023	69,239	65,842	57,016
12/31/2001	72,033	72,258	68,686	59,382
01/31/2002	72,033	72,258	68,652	59,982
02/28/2002	71,651	71,875	68,233	60,953
03/31/2002	77,319	77,560	73,589	64,068
04/30/2002	75,324	75,559	71,639	64,023
05/31/2002	75,075	75,310	71,360	63,927
06/30/2002	66,847	67,056	63,532	61,076
07/31/2002	56,733	56,910	53,862	55,097
08/31/2002	55,332	55,505	52,505	55,736
09/30/2002	45,604	45,747	43,248	50,107
10/31/2002	49,139	49,292	46,552	51,700
11/30/2002	57,016	57,194	53,996	54,957
12/31/2002	53,230	53,396	50,368	53,649
01/31/2003	49,860	50,016	47,159	52,163
02/28/2003	47,921	48,070	45,301	51,297
03/31/2003	47,370	47,518	44,753	51,472
04/30/2003	53,045	53,210	50,079	55,383
05/31/2003	60,879	61,069	57,445	60,257
06/30/2003	62,894	63,091	59,306	60,679
07/31/2003	66,662	66,870	62,805	62,566
08/31/2003	71,528	71,752	67,365	64,787
09/30/2003	70,577	70,797	66,415	64,282
10/31/2003	75,595	75,831	71,084	69,000
11/30/2003	78,195	78,439	73,494	71,001
12/31/2003	84,341	84,605	79,256	74,068
01/31/2004	86,796	87,067	81,483	76,024
02/29/2004	88,332	88,608	82,868	77,901
03/31/2004	87,784	88,059	82,321	78,026
04/30/2004	85,405	85,672	80,024	74,726
05/31/2004	87,421	87,694	81,849	76,639
06/30/2004	90,463	90,746	84,656	79,375
07/31/2004	85,524	85,773	79,992	77,224
08/31/2004	84,609	84,761	79,080	78,467
09/30/2004	85,929	86,041	80,250	80,750
10/31/2004	86,951	87,047	81,197	82,616
11/30/2004	93,725	93,767	87,474	88,200
12/31/2004	97,464	97,424	90,868	91,623

Sector Breakdown*

Short-Term Instruments	24.3%
Financial & Business Services	14.9%
Materials & Processing	10.7%
Technology	9.3%
Consumer Discretionary	6.8%
Consumer Services	6.7%
Capital Goods	6.5%
Utilities	5.4%
Other	15.4%

*	% of total investments as of December 31, 2004

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  7

Schedule of Investments

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.8%

Aerospace 0.0%

Empresa Brasileira de Aeronautica S.A. SP - ADR (d)	50,000	$1,672

Capital Goods 7.3%

ArvinMeritor, Inc.	3,200,800	71,602
Bombardier, Inc. ‘B’ (d)	43,050,800	85,516
Cooper Tire & Rubber Co.	4,145,000	89,325
Flowserve Corp. (a)	507,300	13,971
Trinity Industries, Inc. (a)	192,900	6,574
Tyco International Ltd. (d)	4,029,800	144,025
Visteon Corp.	7,787,300	76,082

		487,095

Communications 1.0%

Hutchison Telecommunications International Ltd. SP - ADR (a)(d)	1,868,800	25,322
IDT Corp. ‘B’ (a)(d)	2,751,700	42,596

		67,918

Consumer Discretionary 7.6%

AnnTaylor Stores Corp. (a)	910,000	19,592
Blockbuster, Inc. ‘A’ (a)(d)	1,450,000	13,833
Hollywood Entertainment Corp. (a)	1,350,000	17,671
J.C. Penney Co., Inc. (d)	2,976,800	123,240
Knoll, Inc. (a)	372,200	6,513
Navistar International Corp. (a)	6,359,500	279,691
Payless Shoesource, Inc. (a)	3,905,000	48,031

		508,571

Consumer Services 6.4%

Liberty Media Corp. ‘A’ (a)	9,180,281	100,799
Liberty Media International, Inc. ‘A’ (a)(d)	1,419,694	65,632
United Rentals, Inc. (a)(d)	5,045,700	95,364
UnitedGlobalCom, Inc. ‘A’ (a)(d)	17,518,860	169,232

		431,027

Consumer Staples 4.1%

Loews Corp. - Carolina Group	2,857,363	82,721
Safeway, Inc. (a)(d)	4,817,600	95,099
Smithfield Foods, Inc. (a)	3,125,600	92,487

		270,307

Energy 0.2%

Foundation Coal Holdings, Inc. (a)(d)	278,300	6,418
YUKOS SP - ADR (a)(d)	1,968,500	5,906

		12,324

Environmental Services 1.1%

Allied Waste Industries, Inc. (a)(d)	7,870,900	73,042

Financial & Business Services 17.9%

American Equity Investment Life Holding Co. (d)	2,304,600	24,821
AmeriCredit Corp. (a)(d)	6,993,600	170,994
AON Corp. (a)	3,810,000	90,907
BearingPoint, Inc. (a)	8,800,000	70,664
CIT Group, Inc.	2,121,600	97,212

8  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

	Shares	Value (000s)
CNA Financial Corp. (a)	40,000	$1,068
Conseco, Inc. (a)(d)	1,239,500	24,728
Fairfax Financial Holdings Ltd. (a)(d)	15,850	2,675
Fannie Mae (d)	4,657,300	331,646
Freddie Mac	880,000	64,856
J.P. Morgan Chase & Co.	4,956,800	193,365
Loews Corp.	147,900	10,397
Old Republic International Corp.	925,000	23,403
PMI Group, Inc. (d)	994,700	41,529
Scottish Re Group Ltd. (d)	1,527,500	39,562
UnumProvident Corp.	10,640	191

		1,188,018

Healthcare 1.4%

Tenet Healthcare Corp. (a)	8,695,000	95,471

Materials & Processing 12.0%

Abitibi-Consolidated, Inc. (d)	14,019,200	96,648
Alcan, Inc. (d)	1,609,600	78,935
Bowater, Inc. (d)	5,173,300	227,470
Crompton Corp.	6,771,385	79,902
FMC Corp. (a)	1,010,400	48,802
Lyondell Chemical Co. (d)	2,059,915	59,573
Mosaic Co. (a)(d)	1,189,500	19,413
Olin Corp. (d)	3,256,200	71,702
Smurfit-Stone Container Corp. (a)	905,000	16,905
Solutia, Inc. (a)(d)	2,897,000	3,389
Tembec, Inc. (a)	5,941,600	35,754
Timken Co.	2,477,700	64,470

		802,963

Technology 10.5%

Arrow Electronics, Inc. (a)(d)	3,298,800	80,161
Avnet, Inc. (a)	5,217,600	95,169
Celestica, Inc. (a)	900,100	12,700
Kulicke & Soffa Industries, Inc. (a)(d)	2,882,700	24,849
Micron Technology, Inc. (a)	4,302,972	53,142
Sanmina-SCI Corp. (a)	31,141,086	263,765
Solectron Corp. (a)(d)	25,294,300	134,819
Take-Two Interactive Software, Inc. (a)	97,300	3,385
Teradyne, Inc. (a)(d)	1,628,600	27,800
UTStarcom, Inc. (a)(d)	250,000	5,538

		701,328

Transportation 5.2%

AMR Corp. (a)(d)	8,156,100	89,309
CSX Corp. (d)	2,401,500	96,252
Delta Air Lines, Inc. (a)	3,500,000	26,180
Swift Transportation Co., Inc. (a)(d)	6,314,800	135,642

		347,383

See accompanying notes  |  12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  9

Schedule of Investments (Cont.)

December 31, 2004 (Unaudited)

	Shares	Value (000s)
Utilities 6.1%

AES Corp. (a)	3,666,600	50,122
Allegheny Energy, Inc. (a)(d)	4,655,500	91,760
Reliant Energy, Inc. (a)(d)	19,318,700	263,700

		405,582

Total Common Stocks (Cost $4,188,780)		5,392,701

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund (d)	1,280,000	84,953
iShares S&P 500-BARRA Value Index Fund (d)	877,800	55,196
SPDR Trust (d)	1,080,000	130,540

Total Exchange-Traded Funds (Cost $241,005)		270,689

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%

Micron Technology, Inc.
2.500% due 02/01/2010 (d)	$9,320	11,068

Total Convertible Bonds & Notes (Cost $9,320)		11,068

CORPORATE BONDS & NOTES 0.1%

Banking & Finance 0.1%

BearingPoint, Inc.
2.500% due 12/15/2024 (d)	2,320	2,451
2.750% due 12/15/2024	2,320	2,459

		4,910

Industrials 0.0%

Delta Air Lines, Inc.
8.000% due 06/03/2023	3,000	1,991
2.875% due 02/18/2024 (d)	2,000	1,378

		3,369

Total Corporate Bonds & Notes (Cost $7,950)		8,279

	Shares

SHORT-TERM INSTRUMENTS 27.3%

Collateral Invested for Securities on Loan (c) 12.3%

Allianz Dresdner Daily Asset Fund (e)	20,000,000	20,000

	Principal Amount (000s)

American Express Credit Corp.
2.381% due 08/19/2005 (b)	$3,000	3,003

10  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Bavaria TRR Corp.
2.325% due 01/05/2005	$10,000	$9,994
2.334% due 01/06/2005	20,000	19,991
2.401% due 01/06/2005	24,000	23,989
2.404% due 01/24/2005	16,510	16,481
2.395% due 01/28/2005	40,000	39,918
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	5,000	4,989
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/18/2005	11,858	11,831
2.375% due 01/27/2005	22,000	21,956
2.415% due 03/01/2005	3,250	3,230
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	106,000	106,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
2.151% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.	126,500	126,500
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	10,000	10,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
2.023% due 07/08/2005 (b)	5,500	5,500
Davis Square Funding Corp.
2.309% due 01/05/2005	31,000	30,875
2.375% due 01/31/2005	20,000	19,957
Dorada Finance, Inc.
2.309% due 03/15/2005 (b)	4,500	4,503
Fannie Mae
2.270% due 06/03/2005 (b)	25,000	25,007
GE Commercial Equipment Financing Corp.
2.385% due 11/20/2005 (b)	4,097	4,096
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	39,000	39,008
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	50,000	49,995
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	10,000	9,998
J.P. Morgan Chase & Co.
2.358% due 02/24/2005 (b)	9,000	9,026
K2 LLC
2.393% due 09/15/2005 (b)	20,000	19,998
Lake Constance Funding LLC
2.345% due 01/18/2005	7,000	6,984
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	50,000	50,000
2.348% due 06/09/2005 (b)	15,000	14,995
2.393% due 08/16/2005 (b)	18,000	17,995

See accompanying notes  |  12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  11

Schedule of Investments (Cont.)

December 31, 2004 (Unaudited)

Park Granada LLC
2.367% due 01/31/2005	$1,000	$997
Sheffield Receivables Corp.
2.345% due 01/13/2005	10,000	9,980
Sierra Madre Funding Corp.
2.101% due 01/19/2005	16,000	15,916
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
2.403% due 09/15/2005 (b)	5,000	4,999
Suntrust Bank
1.999% due 01/03/2005	101	101

		822,850

Repurchase Agreement 15.0%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 1.500% - 4.125% due 01/14/2005 - 04/02/2018 valued $367,229 and Fannie Mae 0.000% - 6.250% due 01/02/2005 - 02/01/2011 valued at $655,267. Repurchase proceeds are $1,002,485.)	1,002,326	1,002,326

Total Short-Term Instruments (Cost $1,825,352)		1,825,176

Total Investments 112.5% (Cost $6,272,407)		$7,507,913

Other Assets and Liabilities (Net) (12.5%)		(834,628)

Net Assets 100.0%		$6,673,285

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $784,641; cash collateral of $821,975 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

12  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

Financial Highlights

Class A Shares

Selected Per Share Data for the Year Ended:	12/31/2004+		06/30/2004		06/30/2003	06/30/2002		06/30/2001	06/30/2000
Net Asset Value Beginning of Period	$24.71		$17.18		$19.10	$19.31		$14.95	$18.21

Net Investment Income (Loss)(a)	(0.01)		(0.04)		0.01	0.02		0.10	0.06
Net Realized/ Unrealized Gain (Loss) on Investments(a)	1.92		7.57		(1.24)	1.09		5.46	0.13

Total Income (Loss) from Investment Operations	1.91		7.53		(1.23)	1.11		5.56	0.19

Dividends from Net Investment Income	0.00		0.00		0.00	0.00		(0.07)	0.00
Distributions from Net Realized Capital Gains	0.00		0.00		(0.69)	(1.32)		(1.13)	(3.45)

Total Distributions	0.00		0.00		(0.69)	(1.32)		(1.20)	(3.45)

Net Asset Value End of Period	$26.62	(d)	$24.71		$17.18	$19.10		$19.31	$14.95

Total Return	7.73	%(d)	43.83%		(5.92)%	5.43%		38.39%	3.36%

Net Assets End of Period (000s)	$2,705,561		$2,375,379		$1,157,435	$1,503,396		$424,024	$68,433
Ratio of Net Expenses to Average Net Assets	1.24	%*(b)(c)	1.24	%(b)(c)	1.25%	1.24	%(b)(c)	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08	)%*	(0.17)%		0.09%	0.09%		0.57%	0.36%
Portfolio Turnover Rate	27%		60%		76%	109%		138%	133%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.23%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $26.60 and 7.67%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  13

Financial Highlights

Class B Shares

Selected Per Share Data for the Year Ended:	12/31/2004+		06/30/2004		06/30/2003	06/30/2002		06/30/2001	06/30/2000
Net Asset Value Beginning of Period	$23.35		$16.37		$18.37	$18.74		$14.60	$17.99

Net Investment Loss(a)	(0.10)		(0.19)		(0.09)	(0.13)		(0.03)	(0.07)
Net Realized/ Unrealized Gain (Loss) on Investments(a)	1.82		7.17		(1.22)	1.08		5.31	0.13

Total Income (Loss) from Investment Operations	1.72		6.98		(1.31)	0.95		5.28	0.06

Dividends from Net Investment Income	0.00		0.00		0.00	0.00		(0.01)	0.00
Distributions from Net Realized Capital Gains	0.00		0.00		(0.69)	(1.32)		(1.13)	(3.45)

Total Distributions	0.00		0.00		(0.69)	(1.32)		(1.14)	(3.45)

Net Asset Value End of Period	$25.07	(d)	$23.35		$16.37	$18.37		$18.74	$14.60

Total Return	7.37	%(d)	42.64%		(6.60)%	4.71%		37.23%	2.59%

Net Assets End of Period (000s)	$1,401,877		$1,322,887		$838,701	$1,090,610		$315,977	$89,621
Ratio of Net Expenses to Average Net Assets	1.99	%*(b)(c)	1.99	%(b)(c)	2.00%	1.98	%(b)	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.84	)%*	(0.92)%		(0.66)%	(0.65)%		(0.17)%	(0.45)%
Portfolio Turnover Rate	27%		60%		76%	109%		138%	133%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.07%. If the investment manager had not made repayments, end of period net asset value and total return would have been $25.06 and 7.30%, respectively.

14  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

Financial Highlights

Class C Shares

Selected Per Share Data for the Year Ended:	12/31/2004+		06/30/2004		06/30/2003	06/30/2002		06/30/2001	06/30/2000
Net Asset Value Beginning of Period	$23.21		$16.26		$18.26	$18.64		$14.52	$17.91

Net Investment Loss(a)	(0.10)		(0.19)		(0.09)	(0.13)		(0.02)	(0.07)
Net Realized/ Unrealized Gain (Loss) on Investments(a)	1.80		7.14		(1.22)	1.07		5.28	0.13

Total Income (Loss) from Investment Operations	1.70		6.95		(1.31)	0.94		5.26	0.06

Dividends from Net Investment Income	0.00		0.00		0.00	0.00		(0.01)	0.00
Distributions from Net Realized Capital Gains	0.00		0.00		(0.69)	(1.32)		(1.13)	(3.45)

Total Distributions	0.00		0.00		(0.69)	(1.32)		(1.14)	(3.45)

Net Asset Value End of Period	$24.91	(d)	$23.21		$16.26	$18.26		$18.64	$14.52

Total Return	7.32	%(d)	42.74%		(6.65)%	4.68%		37.29%	2.60%

Net assets End of Period (000s)	$1,838,331		$1,669,104		$1,020,956	$1,439,607		$607,511	$311,519
Ratio of Net Expenses to Average Net Assets	1.99	%*(b)(c)	1.99	%(b)(c)	2.00%	1.99	%(b)(c)	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.84	)%*	(0.92)%		(0.66)%	(0.65)%		(0.14)%	(0.45)%
Portfolio Turnover Rate	27%		60%		76%	109%		138%	133%

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $24.90 and 7.26%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  15

Statement of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$6,485,587
Investments in Affiliates, at value	20,000
Repurchase agreement, at value	1,002,326
Security lending interest receivable	234
Receivable for investments sold	46,517
Receivable for Fund shares sold	20,147
Interest and dividends receivable	2,416

7,577,227

Liabilities:

Payable for investments purchased	$30,873
Overdraft due to Custodian	1,416
Payable for Fund shares redeemed	39,526
Payable for collateral for securities on loan	822,850
Accrued investment advisory fee	3,551
Accrued administration fee	2,156
Accrued distribution fee	2,194
Accrued servicing fee	1,373
Other liabilities	3

903,942

Net Assets	$6,673,285

Net Assets Consist of:

Paid in capital	$5,308,931
(Overdistributed) net investment income	(13,025)
Accumulated undistributed net realized gain	141,699
Net unrealized appreciation	1,235,680

$6,673,285

Net Assets:

Class A	$2,705,561
Class B	1,401,877
Class C	1,838,331
Other Classes	727,516

Shares Issued and Outstanding:

Class A	101,621
Class B	55,916
Class C	73,789

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)

Class A	$26.62
Class B	25.07
Class C	24.91

Cost of Investments Owned	$5,250,081

Cost of Investments in Affiliates Owned	$20,000

Cost of Repurchase Agreements Owned	$1,002,326

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time the shares are held.

16  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

Statement of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands
Investment Income:

Interest	$4,614
Dividends, net of foreign taxes	26,026
Income from Affiliate Investments	27
Security lending income	1,052
Miscellaneous income	2

Total Income	31,721

Expenses:

Investment advisory fees	18,505
Administration fees	11,297
Distribution fees–Class B	4,893
Distribution fees–Class C	6,296
Servicing fees–Class A	3,055
Servicing fees–Class B	1,631
Servicing fees–Class C	2,099
Distribution and/or servicing fees–Other Classes	602
Trustees’ fees	199

Total Expenses	48,577

Net Investment (Loss)	(16,856)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	530,615
Net realized gain on foreign currency transactions	12,630
Net change in unrealized (depreciation) on investments	(70,932)

Net Gain	472,313

Net Increase from Repayment by Investment Manager	3,837

Net Increase in Net Assets Resulting from Operations	$459,294

See accompanying notes  |  12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  17

Statement of Changes in Net Assets

Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations

Net investment (loss)	$(16,856)	$(26,243)
Net realized gain	543,245	506,975
Net change in unrealized appreciation (depreciation)	(70,932)	1,119,602
Net Increase from Repayment by Investment Manager	3,837	0

Net increase resulting from operations	459,294	1,600,334

Fund Share Transactions:

Receipts for shares sold
Class A	454,487	1,159,961
Class B	77,786	279,442
Class C	173,757	443,006
Other Classes	172,038	626,561
Issued as reinvestment of distributions
Class A	0	1
Class B	0	0
Class C	0	0
Other Classes	0	0
Cost of shares redeemed
Class A	(323,255)	(516,634)
Class B	(94,029)	(167,515)
Class C	(131,198)	(248,781)
Other Classes	(373,033)	(257,376)
Net increase (decrease) resulting from Fund share transactions	(43,447)	1,318,665
Fund Redemption Fee	218	242

Total Increase in Net Assets	416,065	2,919,241

Net Assets:
Beginning of period	6,257,220	3,337,979

End of period*	$6,673,285	$6,257,220

* Including (overdistributed) net investment income of:	$(13,025)	$(6)

18  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

The PEA Renaissance Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  19

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $301,069.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $205,446. Cash collateral received for securities on loan is invested in securities identified in the Schedule of

20  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Fund also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisor in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee	Administration Fee
All Classes	Institutional Class	Administrative Class	Class A, B and C(1)	Class D	Class R
0.60%	0.25%	0.25%	0.40%	0.40%	0.50%

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees. Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  21

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $2,011,580 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

22  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to the Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of the Non - U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

Purchases	Sales
$1,459,256	$1,902,984

5. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$1,347,161	$(111,655)	$1,235,506

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  23

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Class A	18,865	$454,487	52,160	$1,159,961
Class B	3,429	77,786	13,422	279,442
Class C	7,681	173,757	21,119	443,006
Other Classes	7,109	172,038	28,702	626,561

Issued as reinvestment of distributions

Class A	0	0	0	1
Class B	0	0	0	0
Class C	0	0	0	0
Other Classes	0	0	0	0

Cost of shares redeemed

Class A	(13,394)	(323,255)	(23,368)	(516,634)
Class B	(4,160)	(94,029)	(8,024)	(167,515)
Class C	(5,818)	(131,198)	(11,974)	(248,781)
Other Classes	(15,738)	(373,033)	(11,457)	(257,376)

Net increase (decrease) resulting from Fund share transactions	(2,026)	$(43,447)	60,580	$1,318,665

7. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

24  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  25

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

8. Repayment by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 7 Regulatory and Litigation Matters), PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000.

PAFM has identified transactions in which the Fund’s purchase of shares of exchange-traded index funds caused the Fund’s ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions or statutory limits. PAFM and the Trustees reviewed the transactions, and PAFM has reimbursed the Fund for losses identified in that review.

9. Subsequent Events

Effective February 11, 2005, Oppenheimer Capital LLC assumed management of the PEA Renaissance Fund. This portfolio was previously sub-advised by PEA Capital LLC, also a member of the Allianz Global Investors group of companies.

In connection with these changes, the Fund has been renamed the OpCap Renaissance Fund. The Fund will be overseen by Oppenheimer Capital CIO Colin Glinsman. Mr. Glinsman, who has 25 years of investment experience, will be working with Lois Roman and Louis Goldstein on the OpCap Renaissance Fund. The Fund will continue to be managed in accordance with its current investment objectives and policies.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the Fund’s ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse the Fund for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the Fund for losses identified using the approach taken in connection with the reimbursement referred to in Note 8 above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the Fund.

10. Affiliated Transactions

An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Navistar International Corp.	9.11%	$183,637	$279,691	4.19%
Bowater, Inc.	9.30%	206,003	227,470	3.41%
Swift Transportation Co., Inc.	8.61%	120,410	135,642	2.03%
Sanmina-SCI Corp.	5.95%	214,184	263,765	3.95%
Reliant Energy, Inc.	6.47%	107,825	263,700	3.95%
United Rentals, Inc.	6.48%	82,532	95,364	1.43%
Visteon Corp.	6.01%	79,218	76,082	1.14%
Kulicke & Soffa Industries, Inc.	5.61%	16,542	24,849	0.37%
Crompton Corp.	5.90%	42,577	79,902	1.20%
Payless Shoesource, Inc.	5.73%	44,533	48,031	0.72%
Cooper Tire & Rubber Co.	5.54%	82,890	89,325	1.34%
AMR Corp.	5.07%	73,901	89,309	1.34%

		$1,254,252	$1,673,130	25.07%

26  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

The aggregate cost and value of these companies at December 31, 2004, was $1,254,252 and $1,673,130 respectively. Investments in affiliate companies represent 25.07% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$4,317
Net realized loss	$(2,653)
Change in unrealized gain	$174,414
Purchases	$258,374
Proceeds from sales	$26,849

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issues at December 31, 2004. Therefore, the cost and market value of the affiliate disclosure amounts include both acquisitions of new investments holdings that became affiliates during the current period.

12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  27

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28  PIMCO PEA Renaissance Fund Semi-Annual Report  |  12.31.04

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12.31.04  |  PIMCO PEA Renaissance Fund Semi-Annual Report  29

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	PEA Capital LLC, 1345 Avenue of the Americas, New York, NY 10105

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, please consult your financial advisor or call 1-800-426-0107.

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report.

PZ038S_12399

Semi-Annual Report

12.31.04

PIMCO Domestic Stock Funds

Share Class D

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS

PEA Value Fund

(Effective 02.11.05 OpCap Value Fund)

NFJ Dividend Value Fund

NFJ Large-Cap Value Fund

PEA Renaissance Fund

(Effective 02.11.05 OpCap Renaissance Fund)

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

Effective April 1, 2005,

the Multi-Manager Series

stock funds will be re-named

the Allianz Funds–please see

the back cover for more

information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name—PIMCO Advisors—will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, please contact your financial advisor.

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

PIMCO Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): CCM Capital Appreciation (4/98), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), PEA Growth and Income (7/00), PEA Value (4/98), RCM Large-Cap Growth (3/99), RCM Mid-Cap (12/00), RCM Tax-Managed Growth (12/98). The oldest share class for the following Funds is the A shares, and the D shares were first offered in (month/year): PEA Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): PEA Growth (1/00) and PEA Renaissance (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N–Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to voteproxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107, on the PIMCO Advisors website at www.pimcoadvisors.com and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Semi-Annual Report  |  12.31.04  5

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its asset in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class D Shares returned 9.29% for the six-month period ended December 31, 2004. This return exceeded the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s strong relative performance was attributable to stock selection. For example, the Fund realized significant benefits from its holdings in the consumer discretionary sector, including MGM Mirage, Starbucks and D.R. Horton Inc. The Fund also saw contributions from its holdings in materials, such as Monsanto Co. and Phelps Dodge Corp.

•	Underweight exposure and careful stock selection in healthcare added to relative performance. While the healthcare sector as a whole did not deliver strong results, the Fund saw solid returns from several investments, including UnitedHealth Group Inc. and Aetna Inc.

•	Relative performance was hindered over the period by sector allocations, including an underweight to utilities and telecommunications. The Fund also saw disappointing results from several holdings in the financial sector, including Merrill Lynch & Co. Inc. and ACE Ltd.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (03/08/91)
PIMCO CCM Capital Appreciation Class D	9.29%	12.12%	–0.09%	12.64%	12.06%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Multi-Cap Growth Fund Average	6.62%	10.71%	–7.51%	10.42%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,092.90	$1,019.61
Expenses Paid During Period	$5.86	$5.65

Expenses are equal to the expense ratio of 1.11% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Capital Appreciation Fund	S&P 500 Index
03/31/1991	10,000	10,000
04/30/1991	9,705	10,024
05/31/1991	10,182	10,457
06/30/1991	9,630	9,978
07/31/1991	10,316	10,443
08/31/1991	10,636	10,691
09/30/1991	10,486	10,512
10/31/1991	10,842	10,653
11/30/1991	10,523	10,224
12/31/1991	11,982	11,393
01/31/1992	11,863	11,181
02/29/1992	11,988	11,327
03/31/1992	11,590	11,106
04/30/1992	11,561	11,432
05/31/1992	11,606	11,488
06/30/1992	11,237	11,317
07/31/1992	11,561	11,780
08/31/1992	11,270	11,539
09/30/1992	11,563	11,674
10/31/1992	11,962	11,714
11/30/1992	12,659	12,113
12/31/1992	12,831	12,262
01/31/1993	13,263	12,364
02/28/1993	13,099	12,533
03/31/1993	13,700	12,797
04/30/1993	13,360	12,488
05/31/1993	13,962	12,822
06/30/1993	14,181	12,860
07/31/1993	13,975	12,808
08/31/1993	14,482	13,294
09/30/1993	14,903	13,192
10/31/1993	14,935	13,465
11/30/1993	14,632	13,337
12/31/1993	15,043	13,498
01/31/1994	15,568	13,957
02/28/1994	15,352	13,578
03/31/1994	14,581	12,986
04/30/1994	14,631	13,152
05/31/1994	14,615	13,368
06/30/1994	14,199	13,041
07/31/1994	14,541	13,469
08/31/1994	14,971	14,021
09/30/1994	14,565	13,678
10/31/1994	14,895	13,986
11/30/1994	14,209	13,476
12/31/1994	14,345	13,676
01/31/1995	14,331	14,031
02/28/1995	15,042	14,578
03/31/1995	15,697	15,008
04/30/1995	16,232	15,450
05/31/1995	16,821	16,067
06/30/1995	17,544	16,440
07/31/1995	18,512	16,986
08/31/1995	18,686	17,028
09/30/1995	19,421	17,747
10/31/1995	19,052	17,683
11/30/1995	19,631	18,460
12/31/1995	19,596	18,815
01/31/1996	20,249	19,456
02/29/1996	21,010	19,636
03/31/1996	21,043	19,825
04/30/1996	21,301	20,117
05/31/1996	21,833	20,636
06/30/1996	21,786	20,715
07/31/1996	20,683	19,800
08/31/1996	21,567	20,217
09/30/1996	22,883	21,355
10/31/1996	23,452	21,944
11/30/1996	25,151	23,603
12/31/1996	24,750	23,135
01/31/1997	26,185	24,581
02/28/1997	25,907	24,773
03/31/1997	24,954	23,756
04/30/1997	25,742	25,174
05/31/1997	27,377	26,706
06/30/1997	28,540	27,903
07/31/1997	31,615	30,123
08/31/1997	30,420	28,436
09/30/1997	32,254	29,993
10/31/1997	31,664	28,991
11/30/1997	32,461	30,333
12/31/1997	33,091	30,854
01/31/1998	32,558	31,195
02/28/1998	34,939	33,445
03/31/1998	36,868	35,158
04/30/1998	36,865	35,511
05/31/1998	36,240	34,901
06/30/1998	37,780	36,319
07/31/1998	36,692	35,932
08/31/1998	30,693	30,737
09/30/1998	32,405	32,706
10/31/1998	33,886	35,366
11/30/1998	36,065	37,510
12/31/1998	38,763	39,671
01/31/1999	40,015	41,330
02/28/1999	38,406	40,045
03/31/1999	39,328	41,648
04/30/1999	40,673	43,261
05/31/1999	39,266	42,239
06/30/1999	41,626	44,584
07/31/1999	40,077	43,192
08/31/1999	39,280	42,977
09/30/1999	38,278	41,800
10/31/1999	40,950	44,445
11/30/1999	42,903	45,349
12/31/1999	47,382	48,020
01/31/2000	46,070	45,608
02/29/2000	49,723	44,744
03/31/2000	52,120	49,121
04/30/2000	49,816	47,643
05/31/2000	49,074	46,665
06/30/2000	51,130	47,816
07/31/2000	50,542	47,068
08/31/2000	56,379	49,991
09/30/2000	55,658	47,352
10/31/2000	54,194	47,152
11/30/2000	51,034	43,435
12/31/2000	53,836	43,647
01/31/2001	50,988	45,195
02/28/2001	48,383	41,074
03/31/2001	45,669	38,472
04/30/2001	48,249	41,462
05/31/2001	48,543	41,740
06/30/2001	46,441	40,724
07/31/2001	45,271	40,323
08/31/2001	43,383	37,799
09/30/2001	40,802	34,747
10/31/2001	40,720	35,409
11/30/2001	42,797	38,126
12/31/2001	43,503	38,460
01/31/2002	42,972	37,898
02/28/2002	41,748	37,168
03/31/2002	43,292	38,566
04/30/2002	41,881	36,227
05/31/2002	41,215	35,960
06/30/2002	38,816	33,399
07/31/2002	35,268	30,796
08/31/2002	35,374	30,999
09/30/2002	32,629	27,630
10/31/2002	34,280	30,062
11/30/2002	34,705	31,830
12/31/2002	33,213	29,960
01/31/2003	32,868	29,175
02/28/2003	32,440	28,737
03/31/2003	33,135	29,016
04/30/2003	34,974	31,407
05/31/2003	36,894	33,061
06/30/2003	37,185	33,483
07/31/2003	38,011	34,073
08/31/2003	38,995	34,738
09/30/2003	38,461	34,369
10/31/2003	40,861	36,313
11/30/2003	41,233	36,633
12/31/2003	42,057	38,554
01/31/2004	42,591	39,262
02/29/2004	43,337	39,807
03/31/2004	43,363	39,207
04/30/2004	41,286	38,591
05/31/2004	41,979	39,121
06/30/2004	43,150	39,881
07/31/2004	40,993	38,562
08/31/2004	40,993	38,718
09/30/2004	42,301	39,137
10/31/2004	43,235	39,735
11/30/2004	45,899	41,342
12/31/2004	47,161	42,749

Sector Breakdown *

Short-Term Instruments	17.5%
Technology	17.2%
Financial & Business Services	10.2%
Healthcare	9.8%
Consumer Services	8.2%
Energy	6.4%
Consumer Staples	5.9%
Capital Goods	5.7%
Consumer Discretionary	5.1%
Other	14.0%

*	% of total investments as of Dec. 31, 2004

6  PIMCO Funds Semi-Annual Report  |  12.31.04

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Class D Shares returned 10.99% for the six-month period ended December 31, 2004. This performance trailed the 12.71% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of 2004 accounted for much of the period’s gains. Mid-cap stocks outperformed the general market in this environment.

•	The Fund’s underperformance relative to its benchmark was primarily due to sector strategy. For example, the Fund’s performance was hindered by a large underweight in financials, many of which benefited from rising interest rates. Select holdings within the sector also detracted from performance, including Knight Trading Group Inc. and Legg Mason Inc.

•	Relative performance was also hurt by the Fund’s overweight exposure to consumer discretionary stocks, such as Marvel Enterprises. Stock selection in energy also detracted from performance, including the Fund’s investment in Pioneer Natural Resources Co.

•	The Fund benefited over the period from its stock selection in healthcare and industrials. Within healthcare, the Fund saw strong returns from its investment in PacifiCare Health Systems Inc. and Aetna Inc. Two solid stocks in the industrial sector were Pentair Inc. and Paccar Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (08/26/91)
PIMCO CCM Mid-Cap Class D	10.99%	18.24%	4.81%	13.17%	12.37%
Russell Mid-Cap Index	12.71%	20.23%	7.60%	14.50%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,109.90	$1,019.61
Expenses Paid During Period	$5.90	$5.65

Expenses are equal to the expense ratio of 1.11% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Mid-Cap Fund	Russell Mid-Cap Index
08/31/1991	10,000	10,000
09/30/1991	9,947	9,942
10/31/1991	10,307	10,145
11/30/1991	10,013	9,726
12/31/1991	11,316	10,816
01/31/1992	11,325	11,019
02/29/1992	11,432	11,272
03/31/1992	11,086	10,984
04/30/1992	11,009	11,070
05/31/1992	11,016	11,142
06/30/1992	10,721	10,961
07/31/1992	11,012	11,419
08/31/1992	10,686	11,156
09/30/1992	11,035	11,388
10/31/1992	11,392	11,666
11/30/1992	12,074	12,254
12/31/1992	12,306	12,583
01/31/1993	12,758	12,835
02/28/1993	12,360	12,849
03/31/1993	12,860	13,267
04/30/1993	12,504	12,916
05/31/1993	13,035	13,326
06/30/1993	13,434	13,476
07/31/1993	13,265	13,541
08/31/1993	13,917	14,143
09/30/1993	14,286	14,198
10/31/1993	14,136	14,209
11/30/1993	13,737	13,880
12/31/1993	14,191	14,383
01/31/1994	14,480	14,779
02/28/1994	14,455	14,578
03/31/1994	13,924	13,957
04/30/1994	13,970	14,053
05/31/1994	13,712	14,072
06/30/1994	13,251	13,656
07/31/1994	13,546	14,124
08/31/1994	14,251	14,794
09/30/1994	13,882	14,432
10/31/1994	14,157	14,543
11/30/1994	13,483	13,901
12/31/1994	13,800	14,082
01/31/1995	13,663	14,371
02/28/1995	14,490	15,115
03/31/1995	14,951	15,547
04/30/1995	15,284	15,782
05/31/1995	15,806	16,300
06/30/1995	16,733	16,848
07/31/1995	18,306	17,666
08/31/1995	18,442	17,937
09/30/1995	18,699	18,342
10/31/1995	18,407	17,932
11/30/1995	18,755	18,824
12/31/1995	18,873	18,933
01/31/1996	19,240	19,332
02/29/1996	19,701	19,786
03/31/1996	19,941	20,073
04/30/1996	20,351	20,641
05/31/1996	20,688	20,953
06/30/1996	20,261	20,638
07/31/1996	19,285	19,361
08/31/1996	20,331	20,283
09/30/1996	21,751	21,285
10/31/1996	21,889	21,455
11/30/1996	23,214	22,762
12/31/1996	23,189	22,530
01/31/1997	24,132	23,373
02/28/1997	23,721	23,338
03/31/1997	23,036	22,346
04/30/1997	23,522	22,902
05/31/1997	25,140	24,573
06/30/1997	26,353	25,377
07/31/1997	28,787	27,494
08/31/1997	28,738	27,194
09/30/1997	30,755	28,747
10/31/1997	30,095	27,628
11/30/1997	30,294	28,286
12/31/1997	30,992	29,067
01/31/1998	30,430	28,520
02/28/1998	32,211	30,750
03/31/1998	33,191	32,208
04/30/1998	33,661	32,289
05/31/1998	32,501	31,291
06/30/1998	33,109	31,724
07/31/1998	32,155	30,211
08/31/1998	26,415	25,377
09/30/1998	28,320	27,019
10/31/1998	29,093	28,862
11/30/1998	30,693	30,227
12/31/1998	33,410	31,998
01/31/1999	31,960	31,944
02/28/1999	30,221	30,880
03/31/1999	30,366	31,847
04/30/1999	31,918	34,200
05/31/1999	31,844	34,101
06/30/1999	33,191	35,305
07/31/1999	32,262	34,334
08/31/1999	31,175	33,445
09/30/1999	30,579	32,267
10/31/1999	31,607	33,797
11/30/1999	33,418	34,770
12/31/1999	37,585	37,830
01/31/2000	36,672	36,578
02/29/2000	44,637	39,391
03/31/2000	46,462	41,648
04/30/2000	43,577	39,678
05/31/2000	42,636	38,626
06/30/2000	44,550	39,770
07/31/2000	43,548	39,324
08/31/2000	47,406	43,091
09/30/2000	48,032	42,475
10/31/2000	47,177	41,821
11/30/2000	44,030	38,057
12/31/2000	48,081	40,953
01/31/2001	45,874	41,613
02/28/2001	44,402	39,079
03/31/2001	42,235	36,656
04/30/2001	43,688	39,790
05/31/2001	43,884	40,530
06/30/2001	42,032	40,149
07/31/2001	40,023	39,001
08/31/2001	38,550	37,499
09/30/2001	36,064	32,977
10/31/2001	36,024	34,283
11/30/2001	37,476	37,155
12/31/2001	38,619	38,649
01/31/2002	37,677	38,417
02/28/2002	37,255	38,010
03/31/2002	38,838	40,291
04/30/2002	38,896	39,509
05/31/2002	38,196	39,062
06/30/2002	35,732	36,445
07/31/2002	32,309	32,888
08/31/2002	32,571	33,069
09/30/2002	30,887	30,017
10/31/2002	31,669	31,533
11/30/2002	31,868	33,721
12/31/2002	30,788	32,392
01/31/2003	30,347	31,738
02/28/2003	29,968	31,319
03/31/2003	30,148	31,629
04/30/2003	31,752	33,926
05/31/2003	34,235	37,030
06/30/2003	34,817	37,404
07/31/2003	35,478	38,638
08/31/2003	36,940	40,315
09/30/2003	36,161	39,811
10/31/2003	39,166	42,849
11/30/2003	40,047	44,053
12/31/2003	40,207	45,374
01/31/2004	41,449	46,695
02/29/2004	42,353	47,699
03/31/2004	42,713	47,708
04/30/2004	40,509	45,957
05/31/2004	41,672	47,097
06/30/2004	42,834	48,401
07/31/2004	40,148	46,286
08/31/2004	39,787	46,485
09/30/2004	41,709	47,996
10/31/2004	42,752	49,321
11/30/2004	45,736	52,324
12/31/2004	47,538	54,554

Sector Breakdown *

Technology	15.6%
Financial & Business Services	15.5%
Short-Term Instruments	10.8%
Healthcare	8.3%
Consumer Discretionary	8.1%
Consumer Services	7.6%
Capital Goods	7.4%
Energy	6.6%
Consumer Staples	5.7%
Materials & Processing	5.5%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  7

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing in the stocks of U.S. companies that are, in the opinion of the managers, undervalued in the market place.

•	The Fund’s Class D Shares returned 13.34% for the six-month period ended December 31, 2004. The Fund outperformed its benchmark, the Russell 3000 Value Index, which rose 12.19% over the same period.

•	The U.S. stock market turned in strong performance during the second half of 2004, with gains concentrated in the fourth quarter. Value stocks (Russell 3000 Value Index) rose 12.19%, while growth stocks (Russell 3000 Growth Index) advanced 3.86%. Within the value segment of the market, mid-caps (Russell Mid-Cap Value Index) were the best performers, climbing 15.43%.

•	The Fund’s relative return benefited from stock selection in the health care sector, where Endologix was a top performer. The company, which provides therapies that treat cardiovascular disease, received U.S. approval for its next-generation stent graft. Issue selection was also strong among industrials and consumer discretionary companies. For example, Ultralife Batteries, a battery manufacturer, saw gains on the news that it had won a major contract with the Department of Defense.

•	Although the Fund outperformed its benchmark during the period, stock selection in the information technology sector weighed on relative results. Semiconductor bellwether Intel was a position that lagged, as the company warned investors that its third-quarter sales would come in lower than expected. An underweight in utilities was also unfavorable. Utilities were the best-performing stocks in the Russell 3000 Value Index as their relatively high dividends made them attractive to investors.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Flex-Cap Value Class D	13.34%	20.35%	—	—	27.62%
Russell 3000 Value Index	12.19%	16.94%	—	—	—
Lipper Multi-Cap Value Fund Average	9.68%	14.39%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,133.40	$1,018.10
Expenses Paid During Period	$7.58	$7.17

Expenses are equal to the expense ratio of 1.41% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Flex-Cap Value	Russell 3000 Value Index
7/31/2002	10,000	10,000
8/31/2002	10,062	10,067
9/30/2002	8,827	8,976
10/31/2002	9,591	9,602
11/30/2002	10,488	10,218
12/31/2002	10,015	9,774
1/31/2003	9,788	9,535
2/28/2003	9,427	9,276
3/31/2003	9,571	9,298
4/30/2003	10,412	10,121
5/31/2003	11,099	10,801
6/30/2003	11,189	10,939
7/31/2003	11,469	11,129
8/31/2003	11,776	11,321
9/30/2003	11,767	11,209
10/31/2003	12,688	11,911
11/30/2003	12,887	12,096
12/31/2003	13,417	12,817
1/31/2004	13,882	13,059
2/29/2004	14,292	13,337
3/31/2004	14,217	13,244
4/30/2004	13,761	12,892
5/31/2004	13,882	13,025
6/30/2004	14,246	13,359
7/31/2004	13,762	13,135
8/31/2004	13,836	13,317
9/30/2004	14,125	13,550
10/31/2004	14,581	13,774
11/30/2004	15,532	14,515
12/31/2004	16,147	14,988

Sector Breakdown *

Financial & Business Services	34.6%
Short-Term Instruments	12.5%
Technology	11.4%
Capital Goods	8.1%
Healthcare	6.0%
Consumer Services	5.2%
Other	22.2%

*	% of total investments as of Dec. 31, 2004

8  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	NACM Growth Fund seeks long-term capital appreciation by investing primarily in growth stocks of U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index, as measured at the time of purchase.

•	The Fund’s Class D Shares gained 11.02% for the six-month period ended December 31, 2004. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 3.47% during the same period.

•	After posting modest losses in the third quarter, U.S. equities rallied in the fourth quarter, resulting in strong gains for the full six months. Within the large-cap market, value stocks (Russell 1000 Value Index) and growth stocks (Russell 1000 Growth Index) advanced 12.08% and 3.47%, respectively.

•	Stock selection in the information technology sector was the primary driver of the Fund’s outperformance versus its benchmark. Top-performing companies included Apple Computer and Cognizant Technology, a provider of IT services. Apple Computer experienced robust sales of its iPod and iMac products. Cognizant Technology reported third-quarter revenue growth of nearly 60% compared to the same quarter the previous year. Stock selection in financials was also beneficial, as was an underweight in consumer staples, the worst-performing sector in the large-cap growth market.

•	While relative results were positive, there were a few pockets of weakness. For example, stock selection among telecommunications services companies was negative. An underweight in materials was also unfavorable, as stocks in this sector benefited from rising commodity prices.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Growth Class D	11.02%	11.30%	—	—	12.66%
Russell 1000 Growth Index	3.47%	6.30%	—	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,110.20	$1,018.80
Expenses Paid During Period	$6.75	$6.46

Expenses are equal to the expense ratio of 1.27% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Growth Fund	Russell 1000 Growth Index
7/31/2002	10,000	10,000
8/31/2002	10,074	10,030
9/30/2002	9,411	8,990
10/31/2002	9,917	9,814
11/30/2002	10,267	10,347
12/31/2002	9,291	9,632
1/31/2003	9,107	9,398
2/28/2003	9,080	9,355
3/31/2003	9,356	9,529
4/30/2003	9,927	10,233
5/31/2003	10,203	10,744
6/30/2003	10,313	10,892
7/31/2003	10,589	11,163
8/31/2003	10,811	11,441
9/30/2003	10,516	11,319
10/31/2003	10,958	11,955
11/30/2003	11,069	12,080
12/31/2003	11,073	12,498
1/31/2004	11,362	12,753
2/29/2004	11,287	12,835
3/31/2004	11,046	12,596
4/30/2004	10,757	12,450
5/31/2004	10,990	12,682
6/30/2004	11,102	12,840
7/31/2004	10,497	12,115
8/31/2004	10,403	12,055
9/30/2004	10,906	12,170
10/31/2004	11,288	12,360
11/30/2004	11,893	12,785
12/31/2004	12,324	13,286

Sector Breakdown *

Technology	35.4%
Healthcare	16.9%
Consumer Discretionary	8.4%
Capital Goods	7.2%
Financial & Business Services	5.8%
Short-Term Instruments	5.5%
Consumer Services	5.3%
Other	15.5%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  9

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Class D Shares returned 9.18% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Value stocks (as measured by the Russell 1000 Value Index) outperformed the overall market in this environment, returning 12.08%.

•	The Fund’s position in healthcare hurt performance during the period. In particular, the Fund saw disappointing results from its investment in Merck & Co. Inc.

•	The Fund’s performance was helped during the period by its position in the financial industry. For example, the Fund saw strong contributions from its investment in Regions Financial Corp., Bank of America Corp. and Boston Properties.

•	Performance was also supported by the Fund’s overweight exposure to the consumer discretionary sector. A growing economy helped these cyclical stocks, including Fund holding Sears & Roebuck.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/08/00)
PIMCO NFJ Dividend Value Class D	9.18%	13.90%	—	—	11.94%
Russell 1000 Value Index	12.08%	16.49%	—	—	—
S&P 500 Index	7.19%	10.88%	—	—	—
Lipper Equity Income Fund Average	9.37%	12.81%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,091.80	$1,019.11
Expenses Paid During Period	$6.38	$6.16

Expenses are equal to the expense ratio of 1.21% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Dividend Value	Russell 1000 Value Index	S&P 500 Index
05/31/2000	10,000	10,000	10,000
06/30/2000	9,265	9,543	10,246
07/31/2000	9,448	9,662	10,086
08/31/2000	9,969	10,200	10,713
09/30/2000	10,027	10,293	10,147
10/31/2000	9,976	10,547	10,104
11/30/2000	9,858	10,155	9,308
12/31/2000	10,622	10,664	9,353
01/31/2001	10,862	10,705	9,685
02/28/2001	11,171	10,407	8,802
03/31/2001	11,003	10,040	8,244
04/30/2001	11,823	10,532	8,885
05/31/2001	12,328	10,769	8,945
06/30/2001	12,316	10,529	8,727
07/31/2001	12,509	10,507	8,641
08/31/2001	12,267	10,086	8,100
09/30/2001	11,303	9,376	7,446
10/31/2001	11,189	9,295	7,588
11/30/2001	11,881	9,835	8,170
12/31/2001	12,300	10,068	8,242
01/31/2002	12,354	9,990	8,121
02/28/2002	12,614	10,006	7,965
03/31/2002	13,129	10,479	8,264
04/30/2002	13,162	10,120	7,763
05/31/2002	13,292	10,170	7,706
06/30/2002	12,364	9,587	7,157
07/31/2002	11,262	8,695	6,599
08/31/2002	11,655	8,761	6,643
09/30/2002	10,236	7,787	5,921
10/31/2002	10,818	8,364	6,442
11/30/2002	11,794	8,891	6,821
12/31/2002	11,425	8,505	6,420
01/31/2003	11,085	8,299	6,252
02/28/2003	10,709	8,078	6,158
03/31/2003	10,579	8,091	6,218
04/30/2003	11,296	8,803	6,730
05/31/2003	12,305	9,372	7,085
06/30/2003	12,416	9,489	7,175
07/31/2003	12,676	9,631	7,302
08/31/2003	12,924	9,781	7,444
09/30/2003	12,820	9,685	7,365
10/31/2003	13,662	10,278	7,782
11/30/2003	13,804	10,417	7,850
12/31/2003	14,582	11,059	8,262
01/31/2004	14,811	11,254	8,413
02/29/2004	15,065	11,495	8,530
03/31/2004	14,986	11,394	8,402
04/30/2004	14,781	11,115	8,270
05/31/2004	14,902	11,229	8,383
06/30/2004	15,215	11,494	8,546
07/31/2004	15,069	11,332	8,263
08/31/2004	15,288	11,493	8,297
09/30/2004	15,413	11,671	8,387
10/31/2004	15,510	11,865	8,515
11/30/2004	16,180	12,465	8,859
12/31/2004	16,610	12,883	9,161

Sector Breakdown *

Financial & Business Services	24.4%
Short-Term Instruments	17.4%
Consumer Discretionary	16.6%
Energy	12.2%
Healthcare	7.3%
Consumer Staples	6.6%
Other	15.5%

*	% of total investments as of Dec. 31, 2004

10  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO NFJ Large-Cap Value Fund

•	NFJ Large-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its net assets in securities issued by large-capitalization companies, which the Fund considers to be the largest publicly traded companies (in terms of market capitalizations) in the U.S. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its asset in income-producing (e.g., dividend-paying) common stocks.

•	The Fund’s Class D Shares returned 11.56% for the six-month period ended December 31, 2004. The Fund delivered strong absolute performance, outperforming the 10.60% return of its benchmark, the Russell Top 200 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but in a late-in-the-year rally allowed the market to post positive returns for the six month period. Mid-cap value stocks outperformed the overall stock market in this environment.

•	Performance was helped by the Fund’s strong stock selection in several industries, including consumer discretionary, utilities and industrials.

•	The Fund’s relative performance was hindered over the period by its sector allocation strategy. In particular, performance was hurt by an overweight in healthcare and an underweight in telecommunications.

•	The Fund also saw performance suffer from stock selection within healthcare. In particular, the Fund’s position in Merck & Co Inc. hurt performance, as the company’s stock price fell significantly on problems related to Vioxx, a drug marketed for arthritis pain

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/08/00)
PIMCO NFJ Large-Cap Value Class D	11.56%	16.56%	—	—	11.26%
Russell Top 200 Value Index	10.60%	13.34%	—	—	—
Russell Mid-Cap Value Index	15.43%	23.70%	—	—	—
Lipper Multi-Cap Value Fund Average	9.68%	14.39%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,115.60	$1,019.11
Expenses Paid During Period	$6.45	$6.16

Expenses are equal to the expense ratio of 1.21% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value   For periods ended 12/31/04

	NFJ Large Cap Value Fund	Russell Top 200 Value Index	Russell Mid-Cap Value Index
05/31/2000	10,000	10,000	10,000
06/30/2000	9,519	9,506	9,627
07/31/2000	9,462	9,584	9,852
08/31/2000	10,028	10,095	10,456
09/30/2000	9,963	10,186	10,557
10/31/2000	10,108	10,459	10,757
11/30/2000	9,954	9,970	10,617
12/31/2000	10,624	10,316	11,554
01/31/2001	10,656	10,388	11,512
02/28/2001	10,872	9,996	11,464
03/31/2001	10,678	9,609	11,145
04/30/2001	11,181	10,055	11,758
05/31/2001	11,692	10,254	12,092
06/30/2001	11,685	9,986	11,930
07/31/2001	11,855	9,972	11,882
08/31/2001	11,666	9,485	11,665
09/30/2001	10,715	8,916	10,552
10/31/2001	10,924	8,790	10,608
11/30/2001	11,596	9,258	11,351
12/31/2001	11,927	9,408	11,822
01/31/2002	12,185	9,266	11,941
02/28/2002	12,433	9,223	12,134
03/31/2002	12,846	9,644	12,754
04/30/2002	13,038	9,171	12,746
05/31/2002	13,163	9,244	12,726
06/30/2002	12,372	8,659	12,159
07/31/2002	11,128	7,872	10,968
08/31/2002	11,467	7,918	11,096
09/30/2002	10,138	7,004	9,975
10/31/2002	10,684	7,647	10,292
11/30/2002	11,306	8,128	10,941
12/31/2002	11,055	7,712	10,680
01/31/2003	10,842	7,536	10,384
02/28/2003	10,367	7,305	10,212
03/31/2003	10,270	7,312	10,247
04/30/2003	10,919	7,991	11,026
05/31/2003	11,908	8,431	11,996
06/30/2003	11,934	8,556	12,080
07/31/2003	12,070	8,625	12,455
08/31/2003	12,285	8,687	12,898
09/30/2003	12,277	8,594	12,797
10/31/2003	13,039	9,074	13,736
11/30/2003	13,185	9,135	14,135
12/31/2003	13,821	9,775	14,745
01/31/2004	14,018	9,908	15,135
02/29/2004	14,392	10,105	15,508
03/31/2004	14,377	9,969	15,533
04/30/2004	14,091	9,809	14,876
05/31/2004	14,052	9,840	15,257
06/30/2004	14,441	10,017	15,802
07/31/2004	14,194	9,934	15,373
08/31/2004	14,352	10,067	15,621
09/30/2004	14,685	10,163	16,075
10/31/2004	14,674	10,302	16,447
11/30/2004	15,595	10,745	17,559
12/31/2004	16,111	11,079	18,240

Sector Breakdown *

Financial & Business Services	32.8%
Consumer Staples	11.8%
Energy	10.5%
Consumer Discretionary	8.6%
Materials & Processing	6.6%
Healthcare	5.2%
Other	24.5%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  11

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g. dividend-paying) common stocks.

•	The Fund’s Class D Shares gained 12.98% over the six-month period ended December 31, 2004. Despite this strong absolute return, the Fund trailed the 13.38% return of its benchmark, the Russell 2000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but strong participation in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Small-cap value stocks outperformed the overall stock market in this environment.

•	The Fund’s sector allocation added to relative performance, but stock selection within industries countered these gains. For example, the Fund’s underweight in information technology was a plus, as the industry as a whole did not perform well. But the Fund’s investment in Imation Corp. lost value, which hurt relative performance.

•	Relative performance was helped during the period by overweight exposure to energy and industrials, and underweight exposure to telecommunications.

•	The Fund’s performance was also supported by strong stock selection in financials, including Fremont General Corp. and CBL & Associates Properties Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (10/01/91)
PIMCO NFJ Small-Cap Value Class D	12.98%	23.06%	18.78%	15.61%	14.21%
Russell 2000 Value Index	13.38%	22.25%	17.23%	15.16%	—
Russell 2000 Index	10.84%	18.32%	6.61%	11.53%	—
Lipper Small-Cap Value Fund Average	11.87%	20.86%	16.22%	14.40%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,129.80	$1,018.85
Expenses Paid During Period	$6.76	$6.41

Expenses are equal to the expense ratio of 1.26% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Small-Cap Value Fund	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	10,000	10,000	10,000
10/31/1991	10,112	10,114	10,264
11/30/1991	9,879	9,703	9,789
12/31/1991	10,606	10,332	10,573
01/31/1992	11,325	11,197	11,430
02/29/1992	11,704	11,731	11,764
03/31/1992	11,599	11,603	11,366
04/30/1992	11,359	11,443	10,967
05/31/1992	11,364	11,754	11,113
06/30/1992	10,997	11,373	10,590
07/31/1992	11,328	11,801	10,958
08/31/1992	11,152	11,571	10,649
09/30/1992	11,260	11,790	10,894
10/31/1992	11,461	12,065	11,238
11/30/1992	12,272	12,812	12,098
12/31/1992	12,542	13,343	12,519
01/31/1993	13,093	14,051	12,943
02/28/1993	13,027	14,107	12,644
03/31/1993	13,358	14,642	13,054
04/30/1993	13,002	14,290	12,696
05/31/1993	13,219	14,740	13,257
06/30/1993	13,247	14,879	13,339
07/31/1993	13,290	15,134	13,524
08/31/1993	13,728	15,726	14,108
09/30/1993	13,850	16,103	14,506
10/31/1993	14,109	16,471	14,879
11/30/1993	13,851	16,052	14,394
12/31/1993	14,222	16,524	14,886
01/31/1994	14,750	17,113	15,353
02/28/1994	14,723	17,063	15,297
03/31/1994	14,061	16,299	14,491
04/30/1994	14,104	16,459	14,577
05/31/1994	13,763	16,436	14,413
06/30/1994	13,513	16,009	13,927
07/31/1994	13,719	16,305	14,156
08/31/1994	14,265	16,947	14,944
09/30/1994	13,912	16,766	14,894
10/31/1994	13,649	16,459	14,834
11/30/1994	13,328	15,794	14,234
12/31/1994	13,642	16,268	14,615
01/31/1995	13,712	16,190	14,431
02/28/1995	14,322	16,789	15,031
03/31/1995	14,404	16,871	15,289
04/30/1995	14,735	17,373	15,629
05/31/1995	15,087	17,745	15,897
06/30/1995	15,564	18,351	16,722
07/31/1995	16,333	19,021	17,685
08/31/1995	16,650	19,586	18,051
09/30/1995	16,966	19,879	18,374
10/31/1995	16,298	19,085	17,552
11/30/1995	16,964	19,843	18,289
12/31/1995	17,051	20,458	18,772
01/31/1996	16,966	20,593	18,751
02/29/1996	17,330	20,916	19,336
03/31/1996	17,854	21,355	19,729
04/30/1996	18,457	21,938	20,784
05/31/1996	19,048	22,493	21,603
06/30/1996	18,912	22,228	20,716
07/31/1996	17,867	21,046	18,907
08/31/1996	18,714	21,959	20,005
09/30/1996	19,281	22,559	20,787
10/31/1996	19,647	22,820	20,466
11/30/1996	20,944	24,048	21,309
12/31/1996	21,693	24,829	21,868
01/31/1997	22,396	25,210	22,305
02/28/1997	22,484	25,450	21,764
03/31/1997	21,625	24,767	20,737
04/30/1997	21,839	25,131	20,795
05/31/1997	23,708	27,132	23,108
06/30/1997	24,867	28,505	24,099
07/31/1997	26,136	29,701	25,220
08/31/1997	26,836	30,173	25,798
09/30/1997	28,795	32,180	27,686
10/31/1997	28,297	31,305	26,471
11/30/1997	28,620	31,648	26,298
12/31/1997	29,178	32,721	26,759
01/31/1998	28,673	32,129	26,336
02/28/1998	30,465	34,071	28,285
03/31/1998	31,662	35,453	29,450
04/30/1998	31,551	35,628	29,613
05/31/1998	30,103	34,367	28,017
06/30/1998	29,170	34,172	28,076
07/31/1998	27,049	31,496	25,802
08/31/1998	23,065	26,563	20,791
09/30/1998	23,718	28,063	22,419
10/31/1998	24,650	28,896	23,333
11/30/1998	25,498	29,679	24,556
12/31/1998	26,400	30,609	26,076
01/31/1999	25,358	29,915	26,423
02/28/1999	24,059	27,872	24,283
03/31/1999	23,708	27,642	24,662
04/30/1999	25,728	30,166	26,871
05/31/1999	26,595	31,093	27,264
06/30/1999	27,566	32,219	28,496
07/31/1999	27,213	31,454	27,715
08/31/1999	26,225	30,305	26,690
09/30/1999	25,084	29,699	26,695
10/31/1999	24,939	29,105	26,802
11/30/1999	24,742	29,255	28,402
12/31/1999	24,611	30,154	31,617
01/31/2000	23,319	29,366	31,108
02/29/2000	22,855	31,160	36,244
03/31/2000	24,093	31,307	33,855
04/30/2000	24,840	31,492	31,817
05/31/2000	25,235	31,011	29,962
06/30/2000	25,016	31,918	32,575
07/31/2000	25,691	32,981	31,526
08/31/2000	26,857	34,456	33,931
09/30/2000	27,217	34,260	32,934
10/31/2000	27,367	34,139	31,465
11/30/2000	26,885	33,444	28,234
12/31/2000	29,821	37,037	30,659
01/31/2001	30,599	38,059	32,256
02/28/2001	31,199	38,007	30,140
03/31/2001	31,081	37,397	28,666
04/30/2001	32,252	39,128	30,908
05/31/2001	33,568	40,134	31,668
06/30/2001	34,471	41,749	32,761
07/31/2001	33,996	40,813	30,989
08/31/2001	34,200	40,672	29,988
09/30/2001	30,951	36,182	25,951
10/31/2001	31,761	37,127	27,469
11/30/2001	33,324	39,795	29,596
12/31/2001	35,384	42,232	31,422
01/31/2002	35,334	42,792	31,095
02/28/2002	35,970	43,053	30,243
03/31/2002	38,959	46,277	32,674
04/30/2002	40,077	47,906	32,972
05/31/2002	39,580	46,321	31,508
06/30/2002	39,228	45,296	29,945
07/31/2002	35,439	38,566	25,423
08/31/2002	36,211	38,395	25,360
09/30/2002	34,723	35,652	23,539
10/31/2002	35,334	36,188	24,294
11/30/2002	36,267	39,076	26,462
12/31/2002	36,292	37,406	24,988
01/31/2003	35,526	36,353	24,295
02/28/2003	34,727	35,131	23,562
03/31/2003	34,616	35,506	23,866
04/30/2003	36,873	38,879	26,128
05/31/2003	39,642	42,849	28,932
06/30/2003	39,916	43,575	29,455
07/31/2003	41,153	45,748	31,299
08/31/2003	42,211	47,486	32,733
09/30/2003	41,375	46,941	32,127
10/31/2003	43,833	50,768	34,826
11/30/2003	45,034	52,717	36,062
12/31/2003	47,290	54,624	36,794
01/31/2004	48,089	56,512	38,391
02/29/2004	49,522	57,607	38,737
03/31/2004	50,151	58,403	39,097
04/30/2004	48,295	55,383	37,103
05/31/2004	48,889	56,052	37,693
06/30/2004	51,510	58,898	39,280
07/31/2004	49,635	56,191	36,636
08/31/2004	49,953	56,742	36,449
09/30/2004	51,886	58,986	38,159
10/31/2004	52,929	59,903	38,911
11/30/2004	57,428	65,218	42,284
12/31/2004	58,203	66,777	43,536

Sector Breakdown *

Financial & Business Services	16.9%
Short-Term Instruments	11.9%
Materials & Processing	11.7%
Consumer Discretionary	11.2%
Capital Goods	9.9%
Energy	9.7%
Utilities	8.0%
Consumer Staples	6.6%
Transportation	5.4%
Other	8.7%

*	% of total investments as of Dec. 31, 2004

12  PIMCO Funds Semi-Annual Report  |  12.31.04

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Class D Shares returned 6.55% for the six-month period ended December 31, 2004. This performance trailed the 7.19% of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s relative performance was hurt by underweight exposure in consumer discretionary stocks, despite outperformance by the stocks in the portfolio. The Fund was also underweight telecommunication services, which delivered strong industry results over the period.

•	Stock selection in energy and technology also contributed modestly to the Fund’s underperformance. Disappointing stocks included Intel and National Semiconductor.

•	The Fund was helped over the period by stock selection in consumer staples, which included Altria Group and CVS Corp. The Fund was also helped by not owning Coca-Cola, which performed poorly for the Index. Performance was further supported by an overweight position in healthcare, as well as very solid stock selection within the sector. These healthcare holdings included Guidant Corp. and Caremark Rx Inc.

•	The Fund also benefited from an overweight position and good stock selection in financials. Stocks with meaningful impact included Vornado Realty Trust and Boston Properties.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Class D	6.55%	7.28%	–0.44%	13.00%	12.99%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Large-Cap Core Fund Average	5.63%	7.78%	–3.45%	9.98%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,065.50	$1,018.35
Expenses Paid During Period	$7.08	$6.92

Expenses are equal to the expense ratio of 1.36% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth & Income Fund	S&P 500 Index
12/31/1994	10,000	10,000
01/31/1995	9,817	10,259
02/28/1995	10,374	10,659
03/31/1995	10,729	10,974
04/30/1995	10,875	11,297
05/31/1995	10,851	11,748
06/30/1995	11,676	12,021
07/31/1995	12,380	12,420
08/31/1995	12,377	12,451
09/30/1995	12,712	12,977
10/31/1995	12,892	12,930
11/30/1995	13,038	13,498
12/31/1995	13,119	13,758
01/31/1996	13,022	14,226
02/29/1996	13,439	14,358
03/31/1996	13,936	14,496
04/30/1996	14,699	14,710
05/31/1996	15,380	15,089
06/30/1996	15,006	15,147
07/31/1996	13,323	14,478
08/31/1996	14,106	14,783
09/30/1996	15,043	15,615
10/31/1996	15,038	16,046
11/30/1996	15,769	17,258
12/31/1996	15,329	16,917
01/31/1997	15,698	17,974
02/28/1997	15,028	18,114
03/31/1997	14,403	17,370
04/30/1997	14,772	18,407
05/31/1997	15,993	19,528
06/30/1997	16,385	20,403
07/31/1997	17,734	22,026
08/31/1997	18,055	20,792
09/30/1997	19,192	21,931
10/31/1997	17,902	21,198
11/30/1997	17,920	22,180
12/31/1997	17,746	22,560
01/31/1998	17,409	22,810
02/28/1998	18,901	24,455
03/31/1998	19,856	25,707
04/30/1998	20,559	25,966
05/31/1998	19,765	25,520
06/30/1998	21,285	26,556
07/31/1998	20,680	26,273
08/31/1998	17,214	22,475
09/30/1998	18,812	23,915
10/31/1998	18,947	25,860
11/30/1998	20,073	27,427
12/31/1998	22,965	29,008
01/31/1999	23,735	30,221
02/28/1999	22,175	29,281
03/31/1999	23,836	30,453
04/30/1999	25,083	31,632
05/31/1999	24,448	30,885
06/30/1999	26,123	32,600
07/31/1999	25,752	31,582
08/31/1999	25,973	31,425
09/30/1999	24,812	30,564
10/31/1999	26,549	32,498
11/30/1999	30,593	33,159
12/31/1999	34,732	35,112
01/31/2000	34,301	33,349
02/29/2000	39,776	32,717
03/31/2000	41,649	35,917
04/30/2000	39,329	34,837
05/31/2000	37,158	34,122
06/30/2000	38,853	34,963
07/31/2000	39,230	34,416
08/31/2000	42,670	36,554
09/30/2000	42,790	34,624
10/31/2000	41,921	34,478
11/30/2000	39,708	31,759
12/31/2000	41,447	31,915
01/31/2001	41,811	33,047
02/28/2001	38,195	30,034
03/31/2001	35,758	28,131
04/30/2001	38,887	30,317
05/31/2001	39,455	30,520
06/30/2001	37,462	29,777
07/31/2001	35,716	29,484
08/31/2001	32,952	27,639
09/30/2001	29,215	25,407
10/31/2001	29,420	25,891
11/30/2001	30,558	27,878
12/31/2001	31,065	28,122
01/31/2002	30,534	27,711
02/28/2002	30,495	27,177
03/31/2002	31,556	28,199
04/30/2002	30,738	26,490
05/31/2002	30,493	26,294
06/30/2002	28,492	24,421
07/31/2002	26,164	22,518
08/31/2002	26,450	22,667
09/30/2002	24,164	20,203
10/31/2002	24,817	21,982
11/30/2002	25,594	23,274
12/31/2002	24,823	21,907
01/31/2003	24,203	21,333
02/28/2003	23,748	21,013
03/31/2003	23,838	21,216
04/30/2003	25,328	22,965
05/31/2003	26,404	24,174
06/30/2003	27,014	24,483
07/31/2003	27,719	24,914
08/31/2003	28,010	25,400
09/30/2003	27,817	25,131
10/31/2003	29,480	26,552
11/30/2003	29,937	26,786
12/31/2003	31,659	28,191
01/31/2004	32,159	28,708
02/29/2004	32,744	29,107
03/31/2004	32,603	28,668
04/30/2004	31,009	28,218
05/31/2004	31,177	28,605
06/30/2004	31,875	29,161
07/31/2004	30,951	28,196
08/31/2004	30,867	28,310
09/30/2004	31,324	28,617
10/31/2004	31,578	29,054
11/30/2004	32,841	30,230
12/31/2004	33,964	31,258

Sector Breakdown *

Financial & Business Services	21.0%
Healthcare	14.2%
Technology	12.5%
Short-Term Instruments	10.1%
Capital Goods	8.1%
Energy	7.5%
Consumer Services	7.2%
Consumer Staples	5.3%
Consumer Discretionary	5.2%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  13

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class D Shares returned 5.28% for the six-month period ended December 31, 2004. This performance surpassed the 3.47% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	Relative performance was helped over the period by the Fund’s overweight exposure to consumer discretionary. Strong stock selection within the sector also contributed, including investments in Starwood Hotels & Resorts Worldwide Inc., Home Depot Inc. and Carnival Corp.

•	The Fund’s stock selection in industrials was also a drag on relative performance. For example, the Fund saw disappointing returns from its investment in Illinois Tool Works Inc. and Cendant Corp.

•	The Fund’s underperformance relative to the S&P 500 was primarily due to sector allocation decisions. In particular, the Fund was hindered by an overweight in information technology, which did not perform well over the period. Relative performance was also hurt by an underweight in energy, which saw good returns due to higher oil prices.

Average Annual Total Return   For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (02/24/84)
PIMCO PEA Growth Class D	5.28%	9.45%	–10.01%	8.06%	12.09%
Russell 1000 Growth Index	3.47%	6.30%	–9.29%	9.59%	—
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	8.55%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,052.80	$1,019.36
Expenses Paid During Period	$6.00	$5.90

Expenses are equal to the expense ratio of 1.16% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth Fund	Russell 1000 Growth Index	S&P 500 Index
02/29/1984	10,000	10,000	10,000
03/31/1984	10,257	10,185	10,180
04/30/1984	10,324	10,243	10,251
05/31/1984	9,970	9,693	9,708
06/30/1984	10,207	10,065	9,912
07/31/1984	10,284	9,895	9,763
08/31/1984	11,110	11,023	10,866
09/30/1984	11,036	10,841	10,877
10/31/1984	11,134	10,918	10,910
11/30/1984	11,057	10,697	10,801
12/31/1984	11,283	10,970	11,082
01/31/1985	12,087	11,981	11,947
02/28/1985	12,189	12,161	12,095
03/31/1985	12,239	12,073	12,104
04/30/1985	12,182	11,890	12,093
05/31/1985	12,837	12,608	12,790
06/30/1985	13,205	12,848	12,976
07/31/1985	13,224	12,793	12,958
08/31/1985	13,157	12,676	12,848
09/30/1985	12,780	12,229	12,449
10/31/1985	13,306	12,757	13,022
11/30/1985	14,041	13,857	13,920
12/31/1985	14,836	14,575	14,588
01/31/1986	15,186	14,692	14,670
02/28/1986	16,414	15,861	15,768
03/31/1986	17,182	16,847	16,647
04/30/1986	17,205	16,868	16,459
05/31/1986	17,943	17,842	17,335
06/30/1986	18,264	18,228	17,628
07/31/1986	17,859	16,976	16,642
08/31/1986	18,878	17,759	17,877
09/30/1986	17,747	16,001	16,399
10/31/1986	18,608	16,920	17,345
11/30/1986	18,938	17,229	17,767
12/31/1986	18,409	16,814	17,313
01/31/1987	20,885	19,225	19,646
02/28/1987	22,249	20,533	20,422
03/31/1987	22,683	20,864	21,012
04/30/1987	22,642	20,464	20,825
05/31/1987	22,866	20,685	21,006
06/30/1987	23,859	21,663	22,067
07/31/1987	24,698	22,696	23,186
08/31/1987	25,415	23,742	24,050
09/30/1987	25,305	23,126	23,524
10/31/1987	19,569	17,753	18,457
11/30/1987	18,232	16,221	16,936
12/31/1987	19,959	17,706	18,225
01/31/1988	19,739	17,913	18,992
02/29/1988	20,975	18,889	19,877
03/31/1988	20,694	18,254	19,263
04/30/1988	20,878	18,283	19,477
05/31/1988	21,062	18,217	19,646
06/30/1988	22,317	19,235	20,548
07/31/1988	21,911	18,920	20,470
08/31/1988	20,771	18,227	19,774
09/30/1988	21,735	19,153	20,616
10/31/1988	21,890	19,526	21,189
11/30/1988	21,498	19,158	20,886
12/31/1988	21,992	19,701	21,252
01/31/1989	23,448	21,078	22,807
02/28/1989	23,007	20,587	22,239
03/31/1989	23,994	21,070	22,758
04/30/1989	25,736	22,338	23,939
05/31/1989	27,654	23,351	24,908
06/30/1989	27,305	23,193	24,766
07/31/1989	29,659	25,538	27,003
08/31/1989	30,563	25,960	27,532
09/30/1989	31,166	26,078	27,419
10/31/1989	30,221	25,618	26,783
11/30/1989	30,841	26,287	27,329
12/31/1989	30,449	26,778	27,985
01/31/1990	28,223	24,626	26,107
02/28/1990	28,932	24,800	26,444
03/31/1990	29,661	25,787	27,145
04/30/1990	29,492	25,451	26,466
05/31/1990	32,624	28,097	29,047
06/30/1990	33,188	28,400	28,849
07/31/1990	32,597	28,141	28,757
08/31/1990	30,198	25,444	26,157
09/30/1990	28,888	24,072	24,883
10/31/1990	28,838	24,169	24,776
11/30/1990	30,306	25,797	26,377
12/31/1990	30,770	26,709	27,113
01/31/1991	32,272	28,076	28,295
02/28/1991	34,682	30,306	30,318
03/31/1991	35,674	31,501	31,052
04/30/1991	35,335	31,353	31,126
05/31/1991	37,279	32,751	32,471
06/30/1991	35,433	31,198	30,984
07/31/1991	37,843	32,871	32,428
08/31/1991	39,739	33,968	33,196
09/30/1991	39,306	33,378	32,642
10/31/1991	40,615	33,898	33,079
11/30/1991	39,031	33,034	31,746
12/31/1991	43,976	37,703	35,378
01/31/1992	42,942	36,792	34,720
02/29/1992	43,251	36,849	35,171
03/31/1992	42,300	35,842	34,485
04/30/1992	42,059	36,099	35,499
05/31/1992	42,719	36,364	35,673
06/30/1992	41,395	35,450	35,142
07/31/1992	42,691	37,038	36,578
08/31/1992	41,081	36,584	35,829
09/30/1992	42,338	37,009	36,250
10/31/1992	43,020	37,565	36,375
11/30/1992	44,934	39,198	37,614
12/31/1992	45,226	39,588	38,075
01/31/1993	46,371	39,134	38,394
02/28/1993	45,406	38,515	38,917
03/31/1993	46,446	39,257	39,738
04/30/1993	44,388	37,687	38,778
05/31/1993	46,674	39,007	39,815
06/30/1993	47,085	38,649	39,932
07/31/1993	47,137	37,958	39,771
08/31/1993	48,730	39,514	41,280
09/30/1993	49,836	39,220	40,963
10/31/1993	49,697	40,311	41,811
11/30/1993	48,852	40,044	41,412
12/31/1993	49,809	40,738	41,913
01/31/1994	52,170	41,679	43,338
02/28/1994	51,221	40,920	42,162
03/31/1994	48,921	38,942	40,324
04/30/1994	48,251	39,127	40,841
05/31/1994	49,100	39,718	41,511
06/30/1994	47,892	38,545	40,493
07/31/1994	49,070	39,863	41,823
08/31/1994	51,514	42,085	43,538
09/30/1994	50,468	41,510	42,474
10/31/1994	52,330	42,489	43,428
11/30/1994	49,850	41,130	41,846
12/31/1994	49,810	41,820	42,467
01/31/1995	50,164	42,710	43,568
02/28/1995	51,664	44,500	45,266
03/31/1995	52,816	45,802	46,602
04/30/1995	54,543	46,803	47,974
05/31/1995	56,250	48,436	49,892
06/30/1995	58,506	50,306	51,051
07/31/1995	60,542	52,397	52,743
08/31/1995	61,080	52,454	52,876
09/30/1995	62,418	54,871	55,107
10/31/1995	62,637	54,909	54,910
11/30/1995	64,228	57,043	57,321
12/31/1995	63,958	57,370	58,425
01/31/1996	66,855	59,289	60,414
02/29/1996	68,085	60,374	60,974
03/31/1996	68,187	60,451	61,561
04/30/1996	69,053	62,041	62,468
05/31/1996	70,628	64,209	64,079
06/30/1996	69,710	64,297	64,324
07/31/1996	65,659	60,529	61,482
08/31/1996	67,347	62,092	62,778
09/30/1996	72,452	66,613	66,312
10/31/1996	73,640	67,015	68,140
11/30/1996	77,896	72,046	73,291
12/31/1996	75,723	70,636	71,839
01/31/1997	79,373	75,590	76,328
02/28/1997	77,190	75,078	76,926
03/31/1997	73,045	71,015	73,765
04/30/1997	76,135	75,730	78,169
05/31/1997	81,693	81,196	82,928
06/30/1997	83,972	84,445	86,643
07/31/1997	92,856	91,914	93,537
08/31/1997	87,034	86,534	88,297
09/30/1997	92,674	90,792	93,133
10/31/1997	90,033	87,437	90,023
11/30/1997	90,816	91,150	94,190
12/31/1997	92,932	92,171	95,807
01/31/1998	95,014	94,927	96,867
02/28/1998	102,235	102,067	103,853
03/31/1998	109,156	106,136	109,171
04/30/1998	111,252	107,605	110,269
05/31/1998	109,761	104,551	108,374
06/30/1998	118,410	110,955	112,776
07/31/1998	116,303	110,220	111,575
08/31/1998	95,287	93,678	95,444
09/30/1998	103,748	100,875	101,558
10/31/1998	107,960	108,982	109,818
11/30/1998	116,133	117,272	116,474
12/31/1998	130,046	127,846	123,186
01/31/1999	140,111	135,354	128,337
02/28/1999	134,254	129,171	124,349
03/31/1999	140,779	135,974	129,324
04/30/1999	137,218	136,148	134,332
05/31/1999	130,096	131,964	131,161
06/30/1999	140,504	141,207	138,440
07/31/1999	134,588	136,720	134,118
08/31/1999	134,898	138,954	133,450
09/30/1999	134,264	136,034	129,796
10/31/1999	145,247	146,307	138,010
11/30/1999	155,007	154,201	140,816
12/31/1999	183,188	170,239	149,110
01/31/2000	175,549	162,257	141,621
02/29/2000	193,613	170,189	138,938
03/31/2000	202,693	182,371	152,530
04/30/2000	184,471	173,694	147,940
05/31/2000	169,068	164,947	144,904
06/30/2000	185,805	177,448	148,476
07/31/2000	189,819	170,051	146,154
08/31/2000	209,066	185,447	155,232
09/30/2000	192,341	167,905	147,037
10/31/2000	178,069	159,960	146,415
11/30/2000	152,463	136,380	134,872
12/31/2000	157,098	132,065	135,531
01/31/2001	154,836	141,190	140,340
02/28/2001	134,661	117,220	127,544
03/31/2001	120,144	104,464	119,464
04/30/2001	132,459	117,676	128,747
05/31/2001	129,916	115,943	129,610
06/30/2001	125,642	113,258	126,455
07/31/2001	122,287	110,428	125,210
08/31/2001	112,516	101,398	117,372
09/30/2001	101,816	91,275	107,895
10/31/2001	103,781	96,063	109,952
11/30/2001	112,104	105,292	118,387
12/31/2001	111,398	105,094	119,424
01/31/2002	109,415	103,237	117,682
02/28/2002	106,154	98,952	115,412
03/31/2002	110,878	102,375	119,753
04/30/2002	104,403	94,019	112,493
05/31/2002	102,305	91,745	111,664
06/30/2002	93,271	83,259	103,709
07/31/2002	85,753	78,681	95,627
08/31/2002	86,748	78,916	96,258
09/30/2002	77,830	70,730	85,797
10/31/2002	83,076	77,218	93,349
11/30/2002	83,948	81,412	98,838
12/31/2002	78,878	75,788	93,031
01/31/2003	76,953	73,949	90,594
02/28/2003	75,791	73,610	89,235
03/31/2003	76,663	74,980	90,099
04/30/2003	81,500	80,524	97,525
05/31/2003	84,589	84,543	102,661
06/30/2003	86,044	85,707	103,971
07/31/2003	88,780	87,840	105,804
08/31/2003	90,059	90,024	107,867
09/30/2003	88,312	89,061	106,722
10/31/2003	94,838	94,063	112,759
11/30/2003	96,004	95,048	113,751
12/31/2003	98,741	98,335	119,717
01/31/2004	102,651	100,343	121,914
02/29/2004	103,821	100,981	123,609
03/31/2004	102,658	99,107	121,744
04/30/2004	98,757	97,955	119,833
05/31/2004	100,624	99,781	121,477
06/30/2004	102,666	101,028	123,839
07/31/2004	96,773	95,317	119,741
08/31/2004	95,312	94,846	120,225
09/30/2004	97,704	95,748	121,527
10/31/2004	98,984	97,241	123,384
11/30/2004	103,062	100,586	128,376
12/31/2004	108,071	104,530	132,744

Sector Breakdown *

Technology	23.9%
Healthcare	19.4%
Short-Term Instruments	15.1%
Consumer Discretionary	9.2%
Capital Goods	8.8%
Financial & Business Services	8.6%
Consumer Services	7.8%
Other	7.2%

*	% of total investments as of Dec. 31, 2004

14  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

(Effective 02.11.05 OPCAP Renaissance Fund)

•	PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class D Shares returned 7.75% for the six-month period ended December 31, 2004. This performance trailed the 15.43% return of the Fund’s benchmark, the Russell Mid-Cap Value Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains. Mid-cap value stocks did well in this environment, outperforming the general market.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in certain industries also hurt performance. For example, the Fund saw disappointing results from holdings in the industrials sector, especially its investment in Bombardier Corp. Relative performance was also hurt by select holdings in the financial sector.

•	An overweight exposure to information technology also detracted from relative performance during this period. Select holdings in the sector, including Micron Technologies, were a drag on returns.

•	The Fund benefited from its overweight position in materials. Strong stock selection within the industry also helped, including investments in Lyondell Chemical Co. and Crompton Corp. Stock selection in utilities was another area of strength, including Reliant Energy Inc. and Allegheny Energy Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (04/18/88)
PIMCO PEA Renaissance Fund Class D	7.75%	15.53%	17.36%	19.59%	15.00%
Russell Mid-Cap Value Index	15.43%	23.70%	13.48%	15.72%	—
Lipper Mid-Cap Value Fund Average	11.01%	19.06%	12.94%	13.70%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,077.50	$1,018.85
Expenses Paid During Period	$6.60	$6.41

Expenses are equal to the expense ratio of 1.26% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Renaissance	Russell Mid-Cap Value Index
04/30/1988	10,000	10,000
05/31/1988	10,000	10,071
06/30/1988	10,232	10,718
07/31/1988	10,200	10,641
08/31/1988	10,062	10,524
09/30/1988	10,211	10,842
10/31/1988	10,329	10,967
11/30/1988	10,275	10,705
12/31/1988	10,614	10,885
01/31/1989	10,932	11,543
02/28/1989	10,877	11,567
03/31/1989	10,976	11,794
04/30/1989	11,264	12,285
05/31/1989	11,586	12,763
06/30/1989	11,674	12,810
07/31/1989	11,898	13,626
08/31/1989	12,269	14,032
09/30/1989	12,122	13,817
10/31/1989	11,895	13,111
11/30/1989	11,883	13,198
12/31/1989	11,886	13,355
01/31/1990	11,304	12,407
02/28/1990	11,304	12,656
03/31/1990	11,597	12,801
04/30/1990	11,247	12,104
05/31/1990	11,948	13,084
06/30/1990	11,896	12,804
07/31/1990	11,567	12,443
08/31/1990	10,780	11,180
09/30/1990	10,011	10,303
10/31/1990	9,600	9,885
11/30/1990	9,934	10,762
12/31/1990	10,118	11,208
01/31/1991	10,444	11,908
02/28/1991	11,070	12,858
03/31/1991	11,338	13,288
04/30/1991	11,457	13,520
05/31/1991	12,062	14,132
06/30/1991	11,639	13,568
07/31/1991	12,064	14,220
08/31/1991	12,555	14,633
09/30/1991	12,757	14,502
10/31/1991	13,025	14,781
11/30/1991	12,623	14,088
12/31/1991	13,583	15,457
01/31/1992	13,827	15,854
02/29/1992	14,098	16,446
03/31/1992	13,833	16,196
04/30/1992	13,847	16,609
05/31/1992	13,997	16,763
06/30/1992	13,839	16,634
07/31/1992	14,154	17,301
08/31/1992	13,976	16,796
09/30/1992	14,120	17,132
10/31/1992	14,092	17,490
11/30/1992	14,451	18,226
12/31/1992	14,749	18,808
01/31/1993	14,985	19,283
02/28/1993	14,860	19,700
03/31/1993	15,425	20,383
04/30/1993	15,299	20,025
05/31/1993	15,663	20,475
06/30/1993	15,979	20,901
07/31/1993	16,345	21,131
08/31/1993	17,400	21,852
09/30/1993	17,690	21,795
10/31/1993	17,944	21,549
11/30/1993	17,492	21,051
12/31/1993	18,024	21,745
01/31/1994	18,545	22,378
02/28/1994	18,342	21,980
03/31/1994	17,332	21,129
04/30/1994	17,215	21,440
05/31/1994	17,143	21,468
06/30/1994	16,742	21,073
07/31/1994	17,165	21,916
08/31/1994	17,969	22,729
09/30/1994	17,948	22,017
10/31/1994	17,904	21,997
11/30/1994	17,170	21,027
12/31/1994	17,237	21,282
01/31/1995	17,281	21,882
02/28/1995	17,665	22,987
03/31/1995	18,145	23,419
04/30/1995	18,486	23,916
05/31/1995	18,531	24,877
06/30/1995	18,998	25,449
07/31/1995	19,937	26,337
08/31/1995	20,160	26,854
09/30/1995	20,813	27,469
10/31/1995	20,873	26,933
11/30/1995	21,874	28,406
12/31/1995	22,144	28,716
01/31/1996	22,905	29,414
02/29/1996	23,206	29,693
03/31/1996	23,395	30,320
04/30/1996	23,792	30,577
05/31/1996	24,348	30,868
06/30/1996	24,400	30,902
07/31/1996	23,364	29,431
08/31/1996	24,272	30,664
09/30/1996	25,474	31,789
10/31/1996	26,352	32,625
11/30/1996	27,692	34,674
12/31/1996	27,753	34,529
01/31/1997	28,763	35,613
02/28/1997	28,616	36,215
03/31/1997	27,894	35,114
04/30/1997	29,070	35,999
05/31/1997	30,871	38,119
06/30/1997	32,485	39,533
07/31/1997	35,353	42,466
08/31/1997	34,507	41,970
09/30/1997	37,023	44,572
10/31/1997	35,313	43,217
11/30/1997	36,692	44,673
12/31/1997	37,726	46,384
01/31/1998	37,749	45,484
02/28/1998	40,601	48,523
03/31/1998	42,184	51,022
04/30/1998	43,142	50,736
05/31/1998	42,250	49,549
06/30/1998	42,563	49,707
07/31/1998	41,694	47,187
08/31/1998	34,294	40,553
09/30/1998	35,497	42,921
10/31/1998	37,034	45,702
11/30/1998	39,375	47,306
12/31/1998	42,115	48,744
01/31/1999	44,760	47,609
02/28/1999	42,576	46,561
03/31/1999	44,505	47,227
04/30/1999	46,765	51,699
05/31/1999	45,353	51,917
06/30/1999	46,818	52,508
07/31/1999	47,047	51,196
08/31/1999	45,556	49,424
09/30/1999	42,139	46,923
10/31/1999	41,882	48,308
11/30/1999	43,373	47,424
12/31/1999	46,284	48,695
01/31/2000	44,312	45,783
02/29/2000	41,498	43,869
03/31/2000	46,739	49,186
04/30/2000	48,422	49,383
05/31/2000	50,005	50,232
06/30/2000	48,485	48,358
07/31/2000	49,746	49,490
08/31/2000	53,626	52,524
09/30/2000	54,854	53,028
10/31/2000	57,964	54,035
11/30/2000	58,190	53,333
12/31/2000	63,788	58,037
01/31/2001	65,695	57,828
02/28/2001	66,287	57,585
03/31/2001	63,032	55,984
04/30/2001	66,215	59,063
05/31/2001	67,043	60,741
06/30/2001	67,043	59,927
07/31/2001	68,565	59,687
08/31/2001	68,839	58,595
09/30/2001	62,850	53,005
10/31/2001	65,722	53,286
11/30/2001	72,991	57,016
12/31/2001	76,159	59,382
01/31/2002	76,197	59,982
02/28/2002	75,755	60,953
03/31/2002	81,770	64,068
04/30/2002	79,669	64,023
05/31/2002	79,374	63,927
06/30/2002	70,698	61,076
07/31/2002	59,994	55,097
08/31/2002	58,519	55,736
09/30/2002	48,225	50,107
10/31/2002	51,953	51,700
11/30/2002	60,291	54,957
12/31/2002	56,264	53,649
01/31/2003	52,714	52,163
02/28/2003	50,668	51,297
03/31/2003	50,091	51,472
04/30/2003	56,112	55,383
05/31/2003	64,411	60,257
06/30/2003	66,536	60,679
07/31/2003	70,475	62,566
08/31/2003	75,648	64,787
09/30/2003	74,642	64,282
10/31/2003	79,927	69,000
11/30/2003	82,708	71,001
12/31/2003	89,192	74,068
01/31/2004	91,815	76,024
02/29/2004	93,394	77,901
03/31/2004	92,852	78,026
04/30/2004	90,308	74,726
05/31/2004	92,430	76,639
06/30/2004	95,637	79,375
07/31/2004	90,425	77,224
08/31/2004	89,422	78,467
09/30/2004	90,852	80,750
10/31/2004	91,933	82,616
11/30/2004	99,113	88,200
12/31/2004	103,048	91,623

Sector Breakdown *

Short-Term Instruments	24.3%
Financial & Business Services	14.9%
Materials & Processing	10.7%
Technology	9.3%
Consumer Discretionary	6.8%
Consumer Services	6.7%
Capital Goods	6.5%
Utilities	5.4%
Other	15.4%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  15

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	PEA Target Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class D Shares returned 6.76% for the six-month period ended December 31, 2004. This performance trailed the 9.00% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of the year led to positive overall returns. Mid-cap growth stocks outperformed the general market for the six months.

•	The Fund’s relative performance was hindered by an overweight in healthcare. Healthcare in general lagged the market, held back by growing concerns over government reform programs and problems with select drugs on the market. The Fund saw disappointing returns from several of its holdings in this sector, including Omnicare Inc. and Eon Labs Inc.

•	Relative performance was also hurt by stock selection in information technology, including its investment in Agere Systems, which designs and manufacturers integrated circuit solutions, and Broadcom Corp., a provider of highly integrated semiconductor solutions.

•	The Fund benefited over the reporting period from its overweight exposure and stock selection in consumer discretionary. For example, the Fund saw strong returns from its investment in MGM Mirage and in Harman International Industries. Relative performance was also helped by underweight exposure and careful stock picking in industrials.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/17/92)
PIMCO PEA Target Class D	6.76%	14.43%	–2.92%	12.23%	12.61%
Russell Mid-Cap Growth Index	9.00%	15.48%	–3.36%	11.23%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,067.60	$1,019.11
Expenses Paid During Period	$6.31	$6.16

Expenses are equal to the expense ratio of 1.21% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Target	Russell Mid-Cap Growth Index
12/31/1992	10,000	10,000
01/31/1993	10,129	10,118
02/28/1993	10,069	9,806
03/31/1993	10,564	10,091
04/30/1993	10,316	9,676
05/31/1993	10,979	10,133
06/30/1993	11,295	10,091
07/31/1993	11,601	10,059
08/31/1993	12,442	10,643
09/30/1993	12,580	10,771
10/31/1993	12,680	10,944
11/30/1993	12,066	10,689
12/31/1993	12,550	11,118
01/31/1994	12,870	11,404
02/28/1994	12,641	11,306
03/31/1994	12,241	10,773
04/30/1994	12,531	10,747
05/31/1994	12,282	10,764
06/30/1994	11,832	10,301
07/31/1994	12,561	10,586
08/31/1994	13,270	11,217
09/30/1994	13,111	11,032
10/31/1994	13,370	11,223
11/30/1994	12,892	10,728
12/31/1994	13,037	10,878
01/31/1995	12,784	11,009
02/28/1995	13,523	11,594
03/31/1995	13,998	12,054
04/30/1995	14,160	12,156
05/31/1995	14,119	12,455
06/30/1995	15,191	13,021
07/31/1995	16,181	13,840
08/31/1995	16,141	13,993
09/30/1995	16,586	14,305
10/31/1995	16,819	13,943
11/30/1995	17,000	14,566
12/31/1995	17,107	14,573
01/31/1996	16,938	14,831
02/29/1996	17,502	15,392
03/31/1996	18,009	15,514
04/30/1996	18,822	16,263
05/31/1996	19,793	16,595
06/30/1996	19,421	16,093
07/31/1996	17,242	14,845
08/31/1996	18,111	15,648
09/30/1996	19,319	16,641
10/31/1996	19,342	16,447
11/30/1996	20,121	17,415
12/31/1996	19,948	17,123
01/31/1997	20,587	17,880
02/28/1997	19,706	17,486
03/31/1997	18,978	16,498
04/30/1997	19,195	16,902
05/31/1997	20,792	18,417
06/30/1997	21,482	18,927
07/31/1997	22,964	20,738
08/31/1997	23,463	20,535
09/30/1997	24,779	21,574
10/31/1997	23,426	20,493
11/30/1997	23,389	20,709
12/31/1997	23,220	20,980
01/31/1998	22,700	20,602
02/28/1998	24,627	22,539
03/31/1998	25,950	23,483
04/30/1998	26,803	23,803
05/31/1998	25,613	22,824
06/30/1998	27,388	23,470
07/31/1998	26,449	22,466
08/31/1998	21,741	18,177
09/30/1998	23,785	19,551
10/31/1998	23,901	20,990
11/30/1998	25,343	22,407
12/31/1998	28,822	24,728
01/31/1999	29,252	25,470
02/28/1999	27,625	24,225
03/31/1999	29,216	25,574
04/30/1999	30,058	26,740
05/31/1999	29,216	26,395
06/30/1999	31,685	28,238
07/31/1999	31,203	27,340
08/31/1999	31,687	27,055
09/30/1999	31,310	26,825
10/31/1999	34,244	28,899
11/30/1999	39,288	31,893
12/31/1999	47,923	37,417
01/31/2000	49,241	37,409
02/29/2000	67,199	45,273
03/31/2000	64,740	45,318
04/30/2000	58,421	40,918
05/31/2000	53,134	37,935
06/30/2000	60,318	41,960
07/31/2000	60,607	39,303
08/31/2000	70,292	45,230
09/30/2000	67,347	43,019
10/31/2000	60,235	40,076
11/30/2000	48,110	31,368
12/31/2000	52,536	33,021
01/31/2001	51,501	34,906
02/28/2001	44,554	28,867
03/31/2001	39,002	24,737
04/30/2001	43,647	28,860
05/31/2001	43,582	28,724
06/30/2001	43,538	28,739
07/31/2001	41,235	26,802
08/31/2001	37,648	24,859
09/30/2001	31,760	20,750
10/31/2001	33,475	22,930
11/30/2001	36,203	25,400
12/31/2001	37,488	26,365
01/31/2002	36,450	25,508
02/28/2002	33,359	24,062
03/31/2002	35,794	25,898
04/30/2002	34,666	24,528
05/31/2002	33,200	23,797
06/30/2002	30,019	21,170
07/31/2002	26,975	19,112
08/31/2002	26,592	19,045
09/30/2002	24,494	17,533
10/31/2002	25,599	18,892
11/30/2002	27,268	20,371
12/31/2002	25,215	19,141
01/31/2003	25,396	18,953
02/28/2003	25,058	18,788
03/31/2003	25,058	19,138
04/30/2003	26,795	20,441
05/31/2003	29,322	22,407
06/30/2003	30,090	22,728
07/31/2003	31,510	23,539
08/31/2003	33,158	24,836
09/30/2003	31,984	24,354
10/31/2003	35,052	26,317
11/30/2003	35,977	27,022
12/31/2003	36,114	27,317
01/31/2004	37,714	28,218
02/29/2004	38,547	28,693
03/31/2004	38,389	28,638
04/30/2004	36,946	27,830
05/31/2004	37,781	28,487
06/30/2004	38,706	28,940
07/31/2004	35,347	27,024
08/31/2004	34,714	26,692
09/30/2004	36,359	27,688
10/31/2004	37,599	28,626
11/30/2004	39,517	30,103
12/31/2004	41,323	31,545

Sector Breakdown *

Technology	25.1%
Healthcare	15.9%
Short-Term Instruments	15.2%
Consumer Services	13.7%
Financial & Business Services	8.8%
Consumer Discretionary	8.6%
Other	12.7%

*	% of total investments as of Dec. 31, 2004

16  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO PEA Value Fund

(Effective 02.11.05 OPCAP Value Fund)

•	PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class D Shares returned 6.52% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index. The Fund continued to deliver strong returns over the long-term, gaining 16.30% for the 10 years ended December 31, 2004, versus 13.83% for the Index.

•	The U.S. stock market started off the period slowly, but a rally in the last two months of the year led to positive overall returns. Large-cap value stocks outperformed the general market for the six months.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in industrials, energy and information technology also detracted from relative performance. And in information technology, the Fund saw disappointing returns from Micron Technology Inc.

•	Relative performance was helped over the period by strong stock selection in the materials industry. For example, the Fund benefited from its investments in Alcan Inc. and Agilent Technologies Inc.

•	The Fund also was rewarded for its underweight exposure to consumer discretionary stocks. Select holdings in this sector also contributed to relative returns, including Liberty Media Corp.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Class D	6.52%	17.18%	13.73%	16.30%	14.31%
Russell 1000 Value Index	12.08%	16.49%	5.27%	13.83%	—
Lipper Large-Cap Value Fund Average	8.42%	11.93%	3.35%	11.31%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,065.20	$1,019.61
Expenses Paid During Period	$5.78	$5.65

Expenses are equal to the expense ratio of 1.24% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Value	Russell 1000 Value Index
12/31/1991	10,000	10,000
01/31/1992	10,286	10,016
02/29/1992	10,630	10,261
03/31/1992	10,388	10,112
04/30/1992	10,432	10,548
05/31/1992	10,338	10,600
06/30/1992	10,115	10,534
07/31/1992	10,470	10,941
08/31/1992	10,164	10,606
09/30/1992	10,302	10,753
10/31/1992	10,364	10,763
11/30/1992	10,918	11,116
12/31/1992	11,269	11,381
01/31/1993	11,503	11,712
02/28/1993	11,624	12,124
03/31/1993	11,983	12,481
04/30/1993	11,770	12,321
05/31/1993	11,933	12,569
06/30/1993	12,012	12,846
07/31/1993	11,951	12,990
08/31/1993	12,596	13,459
09/30/1993	12,624	13,480
10/31/1993	13,057	13,471
11/30/1993	12,921	13,193
12/31/1993	13,066	13,444
01/31/1994	13,668	13,952
02/28/1994	13,442	13,475
03/31/1994	12,716	12,974
04/30/1994	12,558	13,223
05/31/1994	12,553	13,375
06/30/1994	12,261	13,055
07/31/1994	12,769	13,461
08/31/1994	13,304	13,848
09/30/1994	12,895	13,388
10/31/1994	13,029	13,575
11/30/1994	12,370	13,026
12/31/1994	12,484	13,176
01/31/1995	12,820	13,582
02/28/1995	13,389	14,119
03/31/1995	13,754	14,429
04/30/1995	14,122	14,885
05/31/1995	14,655	15,511
06/30/1995	14,907	15,721
07/31/1995	15,559	16,269
08/31/1995	15,747	16,498
09/30/1995	16,179	17,095
10/31/1995	16,221	16,925
11/30/1995	16,915	17,783
12/31/1995	17,273	18,229
01/31/1996	17,762	18,797
02/29/1996	18,147	18,940
03/31/1996	18,289	19,262
04/30/1996	18,524	19,336
05/31/1996	18,894	19,577
06/30/1996	18,806	19,593
07/31/1996	17,789	18,853
08/31/1996	18,477	19,392
09/30/1996	18,977	20,163
10/31/1996	19,243	20,942
11/30/1996	20,889	22,461
12/31/1996	20,706	22,174
01/31/1997	21,397	23,249
02/28/1997	21,756	23,591
03/31/1997	20,989	22,742
04/30/1997	21,811	23,698
05/31/1997	23,093	25,023
06/30/1997	23,674	26,096
07/31/1997	25,233	28,059
08/31/1997	24,697	27,060
09/30/1997	26,177	28,695
10/31/1997	24,853	27,894
11/30/1997	25,454	29,127
12/31/1997	26,030	29,978
01/31/1998	26,129	29,555
02/28/1998	27,676	31,544
03/31/1998	28,792	33,475
04/30/1998	28,234	33,698
05/31/1998	28,108	33,200
06/30/1998	28,151	33,625
07/31/1998	26,963	33,034
08/31/1998	23,094	28,118
09/30/1998	24,417	29,732
10/31/1998	26,568	32,036
11/30/1998	28,085	33,529
12/31/1998	28,596	34,669
01/31/1999	27,901	34,947
02/28/1999	26,838	34,454
03/31/1999	26,774	35,167
04/30/1999	29,585	38,452
05/31/1999	30,384	38,029
06/30/1999	31,526	39,132
07/31/1999	31,176	37,985
08/31/1999	30,868	36,576
09/30/1999	29,973	35,296
10/31/1999	30,056	37,329
11/30/1999	29,582	37,037
12/31/1999	29,706	37,215
01/31/2000	27,918	36,002
02/29/2000	25,235	33,327
03/31/2000	29,103	37,393
04/30/2000	29,027	36,959
05/31/2000	30,284	37,347
06/30/2000	29,297	35,641
07/31/2000	30,715	36,086
08/31/2000	32,622	38,092
09/30/2000	33,506	38,443
10/31/2000	35,832	39,389
11/30/2000	36,298	37,927
12/31/2000	38,813	39,827
01/31/2001	38,840	39,979
02/28/2001	38,968	38,867
03/31/2001	38,423	37,495
04/30/2001	41,174	39,333
05/31/2001	41,796	40,218
06/30/2001	41,796	39,325
07/31/2001	42,807	39,242
08/31/2001	41,352	37,669
09/30/2001	38,391	35,017
10/31/2001	38,625	34,716
11/30/2001	43,090	36,733
12/31/2001	44,719	37,599
01/31/2002	45,247	37,310
02/28/2002	45,278	37,370
03/31/2002	47,741	39,137
04/30/2002	45,044	37,795
05/31/2002	44,986	37,984
06/30/2002	40,240	35,803
07/31/2002	35,608	32,474
08/31/2002	35,551	32,721
09/30/2002	29,074	29,082
10/31/2002	31,301	31,237
11/30/2002	36,137	33,205
12/31/2002	33,499	31,764
01/31/2003	32,634	30,995
02/28/2003	31,156	30,168
03/31/2003	31,218	30,219
04/30/2003	34,300	32,878
05/31/2003	37,997	35,002
06/30/2003	39,137	35,440
07/31/2003	40,432	35,968
08/31/2003	41,973	36,529
09/30/2003	41,385	36,171
10/31/2003	44,005	38,384
11/30/2003	45,237	38,906
12/31/2003	48,232	41,303
01/31/2004	50,677	42,030
02/29/2004	52,010	42,929
03/31/2004	51,422	42,552
04/30/2004	50,461	41,513
05/31/2004	50,985	41,937
06/30/2004	53,061	42,927
07/31/2004	51,325	42,321
08/31/2004	51,885	42,922
09/30/2004	51,511	43,588
10/31/2004	52,253	44,311
11/30/2004	54,573	46,553
12/31/2004	56,511	48,113

Sector Breakdown *

Financial & Business Services	26.8%
Short-Term Instruments	20.4%
Capital Goods	10.1%
Consumer Staples	8.4%
Technology	7.7%
Consumer Services	4.6%
Consumer Discretionary	4.4%
Other	17.6%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  17

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Class D Shares returned 4.23% for the six-month period ended December 31, 2004, trailing the 7.19% return for the Fund’s benchmark, the S&P 500 Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, concerned over rising interest rates, higher oil prices and the upcoming presidential election. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell by nearly 2%. A rally in the last two months of the year accounted for the majority of the gains the market delivered for the six-month period.

•	The Fund’s relative performance was hurt by disappointing performances by select stocks, including Teva Pharmaceuticals and Veritas Software. The Fund exited Teva given increasing competitive challenges to some of its generic drugs. The Fund also exited Veritas, a provider of data management software. Veritas was among the first of numerous software companies to preannounce that they would be delivering less-than-expected earnings.

•	Relative performance was also hindered by stock selection in consumer staples, most notably the Fund’s position in Coca Cola.

•	Fund performance was helped over the period by several stocks in the consumer discretionary sector, including Starbucks, Carnival Corporation and NIKE Inc. The Fund also benefited from returns on its investment in Apple Computer, whose share price doubled over the period.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Class D	4.23%	6.44%	–7.17%	—	8.26%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,042.30	$1,019.11
Expenses Paid During Period	$6.23	$6.16

Expenses are equal to the expense ratio of 1.21% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Large-Cap Growth	S&P 500 Index
12/31/1996	10,000	10,000
1/31/1997	10,638	10,625
2/28/1997	10,566	10,708
3/31/1997	9,914	10,268
4/30/1997	10,481	10,881
5/31/1997	11,288	11,544
6/30/1997	11,865	12,061
7/31/1997	13,000	13,020
8/31/1997	12,189	12,291
9/30/1997	13,204	12,964
10/31/1997	12,902	12,531
11/30/1997	13,108	13,111
12/31/1997	13,163	13,336
1/31/1998	13,562	13,484
2/28/1998	14,506	14,456
3/31/1998	15,292	15,197
4/30/1998	15,690	15,349
5/31/1998	15,216	15,086
6/30/1998	16,138	15,698
7/31/1998	16,179	15,531
8/31/1998	13,469	13,286
9/30/1998	14,665	14,137
10/31/1998	15,682	15,287
11/30/1998	16,804	16,213
12/31/1998	18,950	17,147
1/31/1999	20,390	17,864
2/28/1999	19,645	17,309
3/31/1999	21,359	18,002
4/30/1999	21,019	18,699
5/31/1999	20,210	18,258
6/30/1999	21,723	19,271
7/31/1999	21,230	18,669
8/31/1999	21,513	18,576
9/30/1999	21,313	18,068
10/31/1999	22,709	19,211
11/30/1999	24,105	19,601
12/31/1999	27,362	20,756
1/31/2000	26,815	19,714
2/29/2000	27,362	19,340
3/31/2000	29,277	21,232
4/30/2000	27,781	20,593
5/31/2000	26,556	20,171
6/30/2000	28,311	20,668
7/31/2000	27,923	20,345
8/31/2000	29,579	21,608
9/30/2000	28,097	20,468
10/31/2000	27,549	20,381
11/30/2000	25,031	18,774
12/31/2000	24,979	18,866
1/31/2001	25,216	19,535
2/28/2001	22,223	17,754
3/31/2001	20,196	16,629
4/30/2001	21,953	17,922
5/31/2001	21,909	18,042
6/30/2001	20,941	17,603
7/31/2001	20,361	17,429
8/31/2001	18,931	16,338
9/30/2001	17,888	15,019
10/31/2001	18,275	15,305
11/30/2001	19,527	16,479
12/31/2001	19,423	16,624
1/31/2002	18,798	16,381
2/28/2002	18,410	16,065
3/31/2002	18,828	16,670
4/30/2002	17,309	15,659
5/31/2002	17,056	15,544
6/30/2002	16,162	14,436
7/31/2002	15,432	13,311
8/31/2002	15,551	13,399
9/30/2002	14,076	11,943
10/31/2002	15,342	12,994
11/30/2002	15,624	13,758
12/31/2002	14,954	12,950
1/31/2003	14,550	12,611
2/28/2003	14,296	12,421
3/31/2003	14,639	12,542
4/30/2003	15,475	13,575
5/31/2003	16,056	14,290
6/30/2003	16,191	14,473
7/31/2003	16,371	14,728
8/31/2003	16,476	15,015
9/30/2003	16,355	14,856
10/31/2003	16,967	15,696
11/30/2003	17,011	15,834
12/31/2003	17,712	16,665
1/31/2004	17,951	16,970
2/29/2004	17,937	17,206
3/31/2004	17,802	16,947
4/30/2004	17,592	16,681
5/31/2004	17,788	16,910
6/30/2004	18,086	17,238
7/31/2004	17,128	16,668
8/31/2004	17,023	16,735
9/30/2004	17,248	16,917
10/31/2004	17,443	17,175
11/30/2004	18,237	17,870
12/31/2004	18,853	18,478

Sector Breakdown *

Technology	20.5%
Healthcare	16.0%
Short-Term Instruments	14.7%
Financial & Business Services	11.7%
Consumer Discretionary	8.7%
Capital Goods	7.0%
Energy	6.2%
Consumer Staples	6.0%
Consumer Services	5.0%
Other	4.2%

*	% of total investments as of Dec. 31, 2004

18  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class D Shares had a total return of 6.37% for the six-month period ended December 31, 2004. This performance trailed the 9.00% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The beginning of the third quarter 2004 was marked by a number of high profile earnings misses, most notably in the technology sector, which caused many of the major indices to decline significantly. After hitting lows toward the end of the quarter, equity markets rallied strongly during the fourth quarter.

•	The Fund’s relative performance was hindered by select holdings in the software industry, particularly Veritas Software Corp. and Novell, Inc. The Fund also saw disappointing results from its investments in communications equipment company ADTRAN, Inc., and media companies such as Cox Radio Corp.

•	The Fund’s performance was supported by investments in Apple Computer, Inc., Kinetic Concepts, Inc. and SEI Investments Company, all of which delivered strong results over the period.

•	The Fund’s sector strategy had little impact on relative performance. An overweight in energy and underweight in commercial services and supplies benefited the Fund, but these gains were canceled out by an underweight in consumer durables and apparel, and less growth-oriented industries such as real estate and utilities.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (11/06/79)
PIMCO RCM Mid-Cap Class D	6.37%	13.62%	–4.13%	10.74%	15.57%
Russell Mid-Cap Growth Index	9.00%	15.48%	–3.36%	11.23%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,063.70	$1,018.95
Expenses Paid During Period	$6.45	$6.31

Expenses are equal to the expense ratio of 1.24% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Mid-Cap	Russell Mid-Cap Growth Index
11/30/1979	10,000	10,000
12/31/1979	10,311	10,388
1/31/1980	10,782	10,965
2/29/1980	10,378	10,721
3/31/1980	9,228	9,305
4/30/1980	9,639	9,906
5/31/1980	10,433	10,676
6/30/1980	10,871	11,194
7/31/1980	12,469	12,135
8/31/1980	13,116	12,452
9/30/1980	13,825	12,867
10/31/1980	14,285	13,003
11/30/1980	15,296	14,034
12/31/1980	15,035	13,764
1/31/1981	14,684	13,442
2/28/1981	13,526	13,680
3/31/1981	16,868	14,750
4/30/1981	17,388	14,819
5/31/1981	18,481	15,181
6/30/1981	17,788	14,903
7/31/1981	17,484	14,718
8/31/1981	16,641	13,879
9/30/1981	15,886	12,987
10/31/1981	17,387	13,883
11/30/1981	17,714	14,445
12/31/1981	17,430	14,093
1/31/1982	17,157	13,575
2/28/1982	16,769	12,998
3/31/1982	16,715	12,870
4/30/1982	17,865	13,484
5/31/1982	17,699	13,005
6/30/1982	17,628	12,655
7/31/1982	17,694	12,357
8/31/1982	19,155	13,843
9/30/1982	19,743	14,236
10/31/1982	22,191	16,140
11/30/1982	24,100	17,124
12/31/1982	24,548	17,371
1/31/1983	25,940	17,984
2/28/1983	27,649	18,606
3/31/1983	28,733	19,261
4/30/1983	31,201	20,465
5/31/1983	33,052	21,320
6/30/1983	34,400	22,096
7/31/1983	32,797	21,402
8/31/1983	32,046	21,268
9/30/1983	33,302	21,863
10/31/1983	31,844	21,015
11/30/1983	33,283	21,914
12/31/1983	32,724	21,509
1/31/1984	31,205	20,898
2/29/1984	29,605	19,767
3/31/1984	30,188	20,096
4/30/1984	30,306	19,874
5/31/1984	29,190	18,754
6/30/1984	30,495	19,339
7/31/1984	29,675	18,772
8/31/1984	32,518	21,117
9/30/1984	31,994	21,216
10/31/1984	31,953	21,299
11/30/1984	31,358	21,209
12/31/1984	31,829	21,816
1/31/1985	35,393	23,886
2/28/1985	36,827	24,314
3/31/1985	36,197	24,175
4/30/1985	35,560	24,105
5/31/1985	37,893	25,474
6/30/1985	38,658	26,093
7/31/1985	39,582	26,059
8/31/1985	39,048	25,950
9/30/1985	37,150	24,678
10/31/1985	38,773	25,957
11/30/1985	41,143	27,750
12/31/1985	42,735	28,799
1/31/1986	43,508	29,352
2/28/1986	46,650	31,941
3/31/1986	48,063	33,857
4/30/1986	48,784	34,226
5/31/1986	50,716	36,376
6/30/1986	49,757	36,940
7/31/1986	45,697	33,999
8/31/1986	47,392	35,543
9/30/1986	43,971	32,596
10/31/1986	46,596	34,565
11/30/1986	47,174	34,890
12/31/1986	46,598	33,854
1/31/1987	52,935	38,556
2/28/1987	57,006	41,429
3/31/1987	58,705	41,988
4/30/1987	58,135	40,896
5/31/1987	59,763	41,162
6/30/1987	62,160	42,846
7/31/1987	65,175	44,795
8/31/1987	67,801	46,645
9/30/1987	65,862	45,614
10/31/1987	47,546	33,084
11/30/1987	45,183	30,781
12/31/1987	51,572	34,789
1/31/1988	51,814	35,140
2/29/1988	56,462	38,022
3/31/1988	58,020	38,193
4/30/1988	58,942	38,407
5/31/1988	57,823	37,727
6/30/1988	62,119	40,579
7/31/1988	60,777	39,045
8/31/1988	59,282	37,558
9/30/1988	61,576	39,045
10/31/1988	60,886	38,811
11/30/1988	59,571	37,875
12/31/1988	62,175	39,284
1/31/1989	65,358	41,598
2/28/1989	64,789	41,257
3/31/1989	66,098	41,765
4/30/1989	70,044	44,145
5/31/1989	73,988	46,489
6/30/1989	71,280	45,866
7/31/1989	76,504	49,462
8/31/1989	79,809	51,376
9/30/1989	79,833	51,361
10/31/1989	76,329	49,219
11/30/1989	77,352	50,386
12/31/1989	78,690	51,661
1/31/1990	71,812	46,872
2/28/1990	74,383	47,837
3/31/1990	76,473	49,842
4/30/1990	74,676	48,461
5/31/1990	82,330	53,443
6/30/1990	83,113	54,105
7/31/1990	80,603	52,379
8/31/1990	72,413	46,288
9/30/1990	67,786	43,154
10/31/1990	66,376	42,347
11/30/1990	71,653	46,878
12/31/1990	75,250	49,006
1/31/1991	81,052	52,682
2/28/1991	88,306	57,318
3/31/1991	92,483	60,316
4/30/1991	91,919	59,779
5/31/1991	97,131	62,804
6/30/1991	92,313	59,381
7/31/1991	97,464	62,374
8/31/1991	100,554	64,326
9/30/1991	100,272	64,249
10/31/1991	103,320	65,688
11/30/1991	99,652	63,520
12/31/1991	111,272	72,051
1/31/1992	113,497	72,692
2/29/1992	115,018	72,852
3/31/1992	110,141	69,858
4/30/1992	107,928	68,524
5/31/1992	108,629	68,661
6/30/1992	103,545	66,622
7/31/1992	106,973	69,593
8/31/1992	104,726	68,681
9/30/1992	107,439	70,185
10/31/1992	111,360	72,298
11/30/1992	115,981	76,867
12/31/1992	118,800	78,343
1/31/1993	119,156	79,267
2/28/1993	115,617	76,826
3/31/1993	118,381	79,054
4/30/1993	114,876	75,805
5/31/1993	119,609	79,383
6/30/1993	120,016	79,057
7/31/1993	118,960	78,804
8/31/1993	124,813	83,383
9/30/1993	127,297	84,383
10/31/1993	128,595	85,742
11/30/1993	124,904	83,744
12/31/1993	131,199	87,102
1/31/1994	135,988	89,341
2/28/1994	134,900	88,573
3/31/1994	127,359	84,401
4/30/1994	128,531	84,198
5/31/1994	127,284	84,325
6/30/1994	123,822	80,699
7/31/1994	125,457	82,934
8/31/1994	133,649	87,877
9/30/1994	132,393	86,427
10/31/1994	134,537	87,922
11/30/1994	129,438	84,045
12/31/1994	131,859	85,221
1/31/1995	132,294	86,244
2/28/1995	137,824	90,832
3/31/1995	143,254	94,438
4/30/1995	143,770	95,231
5/31/1995	146,257	97,574
6/30/1995	153,541	102,014
7/31/1995	164,841	108,430
8/31/1995	167,281	109,623
9/30/1995	172,617	112,068
10/31/1995	169,407	109,232
11/30/1995	174,675	114,115
12/31/1995	176,963	114,172
1/31/1996	179,706	116,193
2/29/1996	188,602	120,585
3/31/1996	191,902	121,538
4/30/1996	199,866	127,408
5/31/1996	203,144	130,007
6/30/1996	194,551	126,081
7/31/1996	177,664	116,297
8/31/1996	186,920	122,589
9/30/1996	199,070	130,373
10/31/1996	199,229	128,848
11/30/1996	209,052	136,437
12/31/1996	210,180	134,145
1/31/1997	215,708	140,074
2/28/1997	205,484	136,992
3/31/1997	192,312	129,252
4/30/1997	196,216	132,419
5/31/1997	222,430	144,284
6/30/1997	228,280	148,280
7/31/1997	244,625	162,471
8/31/1997	241,959	160,879
9/30/1997	258,291	169,019
10/31/1997	242,845	160,551
11/30/1997	241,801	162,237
12/31/1997	246,323	164,362
1/31/1998	243,515	161,404
2/28/1998	269,546	176,576
3/31/1998	284,506	183,974
4/30/1998	289,969	186,476
5/31/1998	273,324	178,812
6/30/1998	283,137	183,872
7/31/1998	266,885	176,003
8/31/1998	209,585	142,404
9/30/1998	218,220	153,170
10/31/1998	239,867	164,443
11/30/1998	255,602	175,543
12/31/1998	282,696	193,729
1/31/1999	288,887	199,541
2/28/1999	273,894	189,783
3/31/1999	294,052	200,354
4/30/1999	309,872	209,490
5/31/1999	306,929	206,788
6/30/1999	328,997	221,222
7/31/1999	323,634	214,187
8/31/1999	318,747	211,959
9/30/1999	317,727	210,158
10/31/1999	347,467	226,403
11/30/1999	382,005	249,858
12/31/1999	451,721	293,134
1/31/2000	449,914	293,075
2/29/2000	587,227	354,679
3/31/2000	578,067	355,034
4/30/2000	518,294	320,560
5/31/2000	485,538	297,191
6/30/2000	560,845	328,723
7/31/2000	523,605	307,915
8/31/2000	621,362	354,349
9/30/2000	608,873	337,021
10/31/2000	547,438	313,969
11/30/2000	414,684	245,743
12/31/2000	456,152	258,694
1/31/2001	465,732	273,466
2/28/2001	393,124	226,156
3/31/2001	341,074	193,793
4/30/2001	395,851	226,098
5/31/2001	389,003	225,036
6/30/2001	379,433	225,148
7/31/2001	356,136	209,973
8/31/2001	331,491	194,750
9/30/2001	284,917	162,558
10/31/2001	309,562	179,643
11/30/2001	332,841	198,990
12/31/2001	341,062	206,552
1/31/2002	324,623	199,839
2/28/2002	308,197	188,508
3/31/2002	328,754	202,891
4/30/2002	309,588	192,158
5/31/2002	301,384	186,432
6/30/2002	272,601	165,850
7/31/2002	246,568	149,729
8/31/2002	241,094	149,205
9/30/2002	227,400	137,358
10/31/2002	246,570	148,004
11/30/2002	260,279	159,592
12/31/2002	249,321	149,953
1/31/2003	249,321	148,483
2/28/2003	245,208	147,192
3/31/2003	247,954	149,929
4/30/2003	258,914	160,140
5/31/2003	279,471	175,545
6/30/2003	282,210	178,055
7/31/2003	286,330	184,412
8/31/2003	298,671	194,573
9/30/2003	289,084	190,798
10/31/2003	305,533	206,177
11/30/2003	315,126	211,702
12/31/2003	321,965	214,010
1/31/2004	331,559	221,072
2/29/2004	338,422	224,786
3/31/2004	339,776	224,359
4/30/2004	331,554	218,032
5/31/2004	339,776	223,178
6/30/2004	343,887	226,726
7/31/2004	316,480	211,717
8/31/2004	311,005	209,113
9/30/2004	319,215	216,913
10/31/2004	332,909	224,266
11/30/2004	349,355	235,838
12/31/2004	365,810	247,135

Sector Breakdown *

Technology	26.7%
Healthcare	15.4%
Consumer Discretionary	12.1%
Short-Term Instruments	10.3%
Consumer Services	8.5%
Financial & Business Services	8.2%
Capital Goods	4.4%
Materials & Processing	4.3%
Other	10.1%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  19

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing primarily in U.S. equity securities. The Fund implements numerous tax strategies to limit distributions for tax-sensitive investors.

•	The Fund’s Class D Shares returned 3.82% for the six-month period ended December 31, 2004. This result trailed the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell by nearly 2%. A rally in the last two months of the year accounted for the majority of the gains the market delivered for the six-month period.

•	Although the Fund posted positive absolute returns, it underperformed relative to its Index, primarily due to stock selection in software and in banks. In software, the Fund saw particularly disappointing results from its investment in Veritas. The company was among the first of numerous software companies to preannounce that they would be delivering less-than-expected earnings. The Fund has exited its position in Veritas given the magnitude of the company’s earnings miss and concerns about the management team.

•	The Fund benefited from strong stock selection in the consumer discretionary sector. Among these stocks were Starbucks and Harman International. Starbucks was the Fund’s best-performing holding for the period.

•	In terms of sector strategy, the Fund’s overweight in food and drug retailing, and pharmaceuticals hindered relative returns. An overweight in Internet software, represented by Yahoo! Inc., helped returns.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Class D	3.82%	6.50%	–5.71%	—	2.10%
Class D Shares after taxes on distribution	—	6.50%	–5.71%	—	1.98%
Class D Shares after distributions & sales of fund shares	—	4.23%	–4.77%	—	1.73%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,038.20	$1,018.35
Expenses Paid During Period	$6.99	$6.92

Expenses are equal to the expense ratio of 1.36% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Tax Managed Growth	S&P 500 Index
12/31/1998	10,000	10,000
1/31/1999	10,788	10,418
2/28/1999	10,508	10,094
3/31/1999	11,608	10,498
4/30/1999	11,497	10,905
5/31/1999	11,127	10,647
6/30/1999	12,116	11,238
7/31/1999	11,766	10,887
8/31/1999	11,846	10,833
9/30/1999	11,526	10,537
10/31/1999	12,206	11,203
11/30/1999	13,046	11,431
12/31/1999	15,200	12,104
1/31/2000	14,864	11,497
2/29/2000	15,423	11,279
3/31/2000	16,521	12,382
4/30/2000	15,322	12,010
5/31/2000	14,651	11,763
6/30/2000	15,769	12,053
7/31/2000	15,352	11,865
8/31/2000	16,511	12,601
9/30/2000	15,749	11,936
10/31/2000	15,555	11,886
11/30/2000	13,766	10,949
12/31/2000	13,970	11,002
1/31/2001	14,001	11,393
2/28/2001	12,495	10,354
3/31/2001	11,428	9,698
4/30/2001	12,506	10,451
5/31/2001	12,445	10,522
6/30/2001	11,977	10,265
7/31/2001	11,510	10,164
8/31/2001	10,696	9,528
9/30/2001	10,005	8,759
10/31/2001	10,198	8,926
11/30/2001	10,992	9,610
12/31/2001	10,951	9,695
1/31/2002	10,687	9,553
2/28/2002	10,656	9,369
3/31/2002	10,849	9,721
4/30/2002	10,127	9,132
5/31/2002	10,087	9,065
6/30/2002	9,568	8,419
7/31/2002	9,212	7,763
8/31/2002	9,253	7,814
9/30/2002	8,521	6,965
10/31/2002	9,121	7,578
11/30/2002	9,233	8,023
12/31/2002	8,898	7,552
1/31/2003	8,664	7,354
2/28/2003	8,552	7,244
3/31/2003	8,664	7,314
4/30/2003	9,244	7,917
5/31/2003	9,579	8,334
6/30/2003	9,569	8,440
7/31/2003	9,752	8,589
8/31/2003	9,904	8,756
9/30/2003	9,782	8,663
10/31/2003	10,159	9,154
11/30/2003	10,250	9,234
12/31/2003	10,636	9,718
1/31/2004	10,840	9,897
2/29/2004	10,911	10,034
3/31/2004	10,718	9,883
4/30/2004	10,607	9,728
5/31/2004	10,678	9,861
6/30/2004	10,911	10,053
7/31/2004	10,424	9,720
8/31/2004	10,291	9,760
9/30/2004	10,454	9,865
10/31/2004	10,586	10,016
11/30/2004	10,972	10,421
12/31/2004	11,328	10,776

Sector Breakdown *

Technology	20.1%
Healthcare	14.9%
Consumer Staples	12.5%
Short-Term Instruments	11.4%
Consumer Discretionary	9.6%
Capital Goods	6.7%
Energy	6.3%
Financial & Business Services	6.1%
Consumer Services	6.0%
Other	6.4%

*	% of total investments as of Dec. 31, 2004

20  PIMCO Funds Semi-Annual Report  |  12.31.04

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.9%

Aerospace 2.4%

Boeing Co.	214,400	$11,100
Raytheon Co. (a)	263,600	10,236

		21,336

Building 1.3%

D.R. Horton, Inc. (d)	291,200	11,738

Capital Goods 6.7%

Eaton Corp.	134,900	9,761
Honeywell International, Inc. (d)	283,200	10,028
Illinois Tool Works, Inc. (d)	86,900	8,054
Ingersoll-Rand Co. ‘A’	137,000	11,001
Parker Hannifin Corp. (d)	151,100	11,444
Tyco International Ltd.	273,200	9,764

		60,052

Communications 2.5%

Sprint Corp. (d)	486,049	12,078
Verizon Communications, Inc.	245,200	9,933

		22,011

Consumer Discretionary 6.0%

Coach, Inc. (a)	185,800	10,479
Harman International Industries, Inc.	66,400	8,433
J.C. Penney Co., Inc. (d)	114,700	4,749
McDonald’s Corp. (a)(d)	285,400	9,150
Nike, Inc. ‘B’	126,100	11,436
Starbucks Corp. (a)(d)	153,900	9,597

		53,844

Consumer Services 9.6%

Harley-Davidson, Inc.	142,800	8,675
Marriott International, Inc. ‘A’	195,100	12,287
McGraw-Hill Cos., Inc. (a)	98,600	9,026
MGM Mirage, Inc. (a)	148,700	10,816
Robert Half International, Inc.	355,000	10,448
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	247,300	14,442
Time Warner, Inc. (a)(d)	598,000	11,625
Walt Disney Co. (d)	320,400	8,907

		86,226

Consumer Staples 7.0%

Clorox Co.	154,900	9,128
Estee Lauder Cos., Inc. ‘A’	190,500	8,719
Fortune Brands, Inc.	116,200	8,968
Gillette Co.	260,500	11,665
Hershey Foods Corp.	202,500	11,247
Monsanto Co.	232,800	12,932

		62,659

Energy 7.5%

Apache Corp.	175,628	8,882
Baker Hughes, Inc. (d)	106,300	4,536
BJ Services Co. (d)	93,100	4,333
Burlington Resources, Inc.	200,200	8,709
ConocoPhillips	105,200	9,135
Devon Energy Corp.	221,400	8,617
Kerr-McGee Corp. (d)	151,700	8,767
Occidental Petroleum Corp.	152,800	8,917
XTO Energy, Inc.	141,649	5,012

		66,908

Financial & Business Services 12.0%

Allstate Corp.	171,300	8,860
Bank of America Corp.	417,188	19,604
Capital One Financial Corp. (d)	117,300	9,878
CIT Group, Inc.	323,600	14,827
Goldman Sachs Group, Inc. (d)	103,700	10,789
MetLife, Inc. (d)	115,800	4,691
MGIC Investment Corp.	170,200	11,728
Prudential Financial, Inc.	177,000	9,728
Radian Group, Inc.	169,700	9,035
Wachovia Corp. (d)	168,100	8,842

		107,982

Healthcare 11.5%

Aetna, Inc.	90,000	11,228
Amgen, Inc. (a)	143,200	9,186
C.R. Bard, Inc.	151,700	9,706
Genzyme Corp. (a)	151,500	8,798
Gilead Sciences, Inc. (a)	250,500	8,765
Johnson & Johnson	229,000	14,523
Laboratory Corp. of America Holdings (a)	192,500	9,590
PacifiCare Health Systems, Inc. (a)	144,500	8,167
UnitedHealth Group, Inc. (a)	135,800	11,954
Wyeth (a)	270,600	11,525

		103,442

Materials & Processing 4.7%

Dow Chemical Co.	216,600	10,724
Masco Corp.	285,300	10,422
Phelps Dodge Corp. (d)	108,600	10,743
Sherwin-Williams Co.	238,700	10,653

		42,542

Technology 20.2%

Adobe Systems, Inc. (d)	144,800	9,085
Apple Computer, Inc. (a)	140,800	9,068
Cisco Systems, Inc. (a)(d)	907,100	17,507
Dell, Inc. (a)(d)	212,600	8,959
eBay, Inc. (a)(d)	85,800	9,977
Emerson Electric Co. (d)	150,100	10,522
Intel Corp. (a)(d)	481,400	11,260
Juniper Networks, Inc. (a)	329,600	8,962
Microsoft Corp.	964,900	25,772
Motorola, Inc. (d)	600,400	10,327
NCR Corp. (a)	157,900	10,931
Oracle Corp. (a)(d)	775,900	10,645
QUALCOMM, Inc.	298,600	12,661
VeriSign, Inc. (a)(d)	312,800	10,485
Waters Corp. (a)	134,200	6,279
Yahoo!, Inc. (a)(d)	238,600	8,990

		181,430

Transportation 3.3%

CH Robinson Worldwide, Inc.	154,600	8,583
Norfolk Southern Corp.	295,100	10,680
United Parcel Service, Inc. ‘B’	123,200	10,529

		29,792

Utilities 2.2%

Duke Energy Corp. (d)	401,700	10,175
Exelon Corp. (a)(d)	208,200	9,175

		19,350

Total Common Stocks (Cost $721,163)		869,312

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 20.5%

Collateral Invested for Securities on Loan (c) 17.1%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	12,000	11,995
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	10,000	9,979
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	4,000	3,991
2.375% due 01/27/2005	8,000	7,984
Bear Stearns Cos., Inc.	33,000	33,000
Citigroup Global Markets, Inc.	25,500	25,500
Countrywide Home Loans, Inc.
2.527% due 11/30/2005 (b)	3,000	3,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,500	1,500
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	13,000	12,972
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	3,000	3,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	14,000	13,958
Sheffield Receivables Corp.
2.345% due 01/13/2005	5,000	4,990
Suntrust Bank
1.998% due 01/03/2005	29	29

		153,877

Repurchase Agreement 3.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $5,453 and Federal Home Loan Bank 3.250% due 08/15/2005 valued at $25,500. Repurchase proceeds are $30,351.)	30,346	30,346

Total Short-Term Instruments (Cost $184,268)		184,223

Total Investments 117.4% (Cost $905,431)		$1,053,535

Other Assets and Liabilities (Net) (17.4%)		(156,333)

Net Assets 100.0%		$897,202

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $148,682; cash collateral of $153,634 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  21

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97. 5%

Aerospace 1.0%

L-3 Communications Holdings, Inc.	114,100	$8,357

Building 1.2%

Pulte Homes, Inc.	151,700	9,678

Capital Goods 8.1%

Brink’s Co. (a)	200,800	7,936
Carlisle Cos., Inc.	139,200	9,037
Danaher Corp. (d)	133,500	7,664
Harsco Corp.	184,500	10,284
ITT Industries, Inc.	107,200	9,053
Pentair, Inc.	251,200	10,942
Rockwell Automation, Inc.	178,200	8,830

		63,746

Communications 3.2%

Nextel Partners, Inc. ‘A’ (a)	470,800	9,199
NII Holdings, Inc. ‘B’ (a)(d)	180,100	8,546
West Corp. (a)	228,500	7,566

		25,311

Consumer Discretionary 8.8%

American Eagle Outfitters, Inc.	197,700	9,312
Coach, Inc. (a)	153,852	8,677
Harman International Industries, Inc.	57,100	7,252
Hughes Supply, Inc.	241,300	7,806
MSC Industrial Direct Co. ‘A’	235,500	8,473
Nordstrom, Inc.	190,800	8,916
Paccar, Inc.	127,250	10,241
PETsMART, Inc.	259,800	9,231

		69,908

Consumer Services 8.3%

Brunswick Corp.	153,500	7,598
Getty Images, Inc. (a)	138,000	9,501
Harrah’s Entertainment, Inc. (a)(d)	126,000	8,428
Hilton Hotels Corp.	442,500	10,062
Lamar Advertising Co. ‘A’ (a)	238,000	10,182
Manpower, Inc.	200,000	9,660
Station Casinos, Inc.	182,500	9,979

		65,410

Consumer Staples 6.3%

Archer-Daniels-Midland Co.	507,800	11,329
Church & Dwight Co., Inc.	236,200	7,941
Fortune Brands, Inc.	106,700	8,235
Monsanto Co.	200,000	11,110
SUPERVALU, Inc. (d)	315,500	10,891

		49,506

Energy 7.2%

Amerada Hess Corp.	83,500	6,879
ENSCO International, Inc.	133,600	4,240
EOG Resources, Inc.	107,600	7,678
Grant Prideco, Inc. (a)	195,600	3,922
National-Oilwell, Inc. (a)(d)	116,300	4,104
Newfield Exploration Co. (a)	127,900	7,553
Noble Energy, Inc.	127,000	7,831
Peabody Energy Corp.	78,600	6,360
Smith International, Inc. (a)(d)	68,400	3,722
XTO Energy, Inc.	124,907	4,419

		56,708

Environmental Services 1.0%

Republic Services, Inc.	235,500	7,899

Financial & Business Services 17.0%

Archstone-Smith Trust	218,200	8,357
Bank of Hawaii Corp. (d)	154,400	7,834
Bear Stearns Cos., Inc.	75,600	7,735
CIT Group, Inc.	226,800	10,392
E*TRADE Financial Corp. (a)	518,900	7,758
Everest Reinsurance Group Ltd.	72,600	6,502
HCC Insurance Holdings, Inc.	252,800	8,373
Host Marriot Corp.	497,200	8,602
iStar Financial, Inc.	209,300	9,473
Mercury General Corp.	144,300	8,646
PMI Group, Inc.	218,900	9,139
Providian Financial Corp. (a)	476,400	7,846
Safeco Corp. (d)	152,000	7,940
SEI Investments Co.	196,400	8,235
Sovereign Bancorp, Inc.	398,500	8,986
Trizec Properties, Inc.	444,300	8,406

		134,224

Healthcare 9.1%

Beckman Coulter, Inc. (a)(d)	119,400	7,999
C.R. Bard, Inc.	129,200	8,266
Charles River Laboratories International, Inc. (a)	196,800	9,055
Cytyc Corp. (a)	256,400	7,069
Genzyme Corp. (a)	141,000	8,188
Humana, Inc. (a)	323,100	9,593
Kinetic Concepts, Inc. (a)	141,800	10,819
PacifiCare Health Systems, Inc. (a)	196,700	11,118

		72,107

Materials & Processing 6.0%

Ball Corp.	207,800	9,139
Lyondell Chemical Co. (a)	329,600	9,532
Owens-Illinois, Inc. (a)	509,800	11,547
Phelps Dodge Corp. (d)	80,900	8,003
Precision Castparts Corp.	144,500	9,491

		47,712

Technology 17.1%

Apple Computer, Inc. (a)	123,400	7,947
Autodesk, Inc.	343,900	13,051
Cognizant Technology Solutions Corp. ‘A’ (a)	208,300	8,817
Comverse Technology, Inc. (a)	362,600	8,866
Cree, Inc. (a)(d)	199,600	8,000
Harris Corp.	126,900	7,841
Hubbell, Inc. ‘B’	153,200	8,012
Juniper Networks, Inc. (a)	295,900	8,046
Macromedia, Inc. (a)	281,300	8,754
McAfee, Inc. (a)	359,600	10,403
MEMC Electronic Materials, Inc. (a)	524,100	6,944
NCR Corp. (a)	140,000	9,692
Plantronics, Inc. (a)	91,400	3,790
Polycom, Inc. (a)	414,500	9,666
QLogic Corp. (a)	268,400	9,858
Waters Corp. (a)	118,300	5,535

		135,222

Transportation 0.9%

Expeditors International Washington, Inc.	133,100	7,438

Utilities 2.3%

Oneok, Inc.	325,500	9,251
PPL Corp.	162,000	8,631

		17,882

Total Common Stocks (Cost $621,206)		771,108

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 11.8%

Collateral Invested for Securities on Loan (c) 6.7%

Bavaria TRR Corp.
2.334% due 01/06/2005	$4,000	3,998
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	2,545	2,539
Bear Stearns Cos., Inc.	17,500	17,500
Citigroup Global Markets, Inc.	8,000	8,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
2.375% due 01/31/2005	1,000	998
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	2,000	1,994
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Suntrust Bank
2.000% due 01/03/2005	163	164

		53,163

Repurchase Agreement 5.1%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $41,098. Repurchase proceeds are $40,295.)	40,289	40,289

Total Short-Term Instruments (Cost $93,474)		93,452

Total Investments 109.3% (Cost $714,680)		$864,560

Other Assets and Liabilities (Net) (9.3%)		(73,210)

Net Assets 100.0%		$791,350

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $51,645; cash collateral of $53,093 was received with which the Fund purchased securities.

22  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NACM Flex-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 87.5%

Aerospace 1.3%

AAR Corp. (a)	8,900	$121

Capital Goods 8.1%

Dixie Group, Inc. ‘A’ (a)	8,500	143
Dycom Industries, Inc. (a)	3,300	101
Gardner Denver, Inc. (a)	2,400	87
General Electric Co.	11,000	402

		733

Communications 3.7%

Amdocs Ltd. (a)	5,200	137
SBC Communications, Inc.	3,100	80
Verizon Communications, Inc.	2,800	113

		330

Consumer Discretionary 1.9%

Electronics Boutique Holdings Corp. (a)	1,800	77
W.W. Grainger, Inc.	1,400	93

		170

Consumer Services 5.2%

Concorde Career Colleges, Inc. (a)	6,000	122
Dow Jones & Co., Inc.	3,100	134
Lee Enterprises, Inc. (a)	2,300	106
Viacom, Inc. ‘B’	3,000	109

		471

Consumer Staples 2.8%

Altria Group, Inc.	2,400	147
PepsiCo, Inc.	2,000	104

		251

Energy 4.1%

ChevronTexaco Corp.	2,200	116
Exxon Mobil Corp.	4,900	251

		367

Environmental Services 1.2%

Calgon Carbon Corp. (a)	12,300	112

Financial & Business Services 34.6%

Ambac Financial Group, Inc.	1,100	90
American Express Co.	2,700	152
Bank of America Corp.	4,798	226
Bank of New York Co., Inc.	3,900	130
BOK Financial Corp. (a)	2,500	122
Citigroup, Inc.	7,000	337
City National Corp.	1,500	106
DiamondRock Hospitality Co. (a)	9,600	98
Fieldstone Investment Corp.	3,800	66
Goldman Sachs Group, Inc.	1,100	114
JER Investment Trust, Inc. (a)	8,300	125
Knight Trading Group, Inc. (a)	8,900	97
Kohlberg Kravis Roberts & Co. (a)	8,300	87
Lincoln National Corp.	2,200	103
MCG Capital Corp. (a)	6,800	117
Meadowbrook Insurance Group, Inc. (a)	19,800	99
Morgan Stanley Dean Witter & Co.	2,000	111
Peoples Choice Financial Corp. (a)	11,500	115
Procentury Corp. (a)	8,300	103
Provident Senior Living Trust (a)	5,200	83
Radian Group, Inc.	2,200	117
U.S. Bancorp	4,300	135
Wachovia Corp.	2,400	126
Washington Mutual, Inc. (a)	3,100	131
Wells Fargo & Co.	2,100	131

		3,121

Healthcare 6.0%

Endologix, Inc. (a)	16,000	109
Impax Laboratories, Inc. (a)	7,900	125
Pfizer, Inc. (a)	5,200	140
Titan Pharmaceuticals, Inc. (a)	23,800	77
WellPoint, Inc. (a)	800	92

		543

Materials & Processing 3.8%

Air Products & Chemicals, Inc.	1,800	104
Alcan, Inc.	2,300	113
OM Group, Inc. (a)	3,900	126

		343

Technology 11.4%

ADC Telecommunications, Inc. (a)	46,100	124
Dot Hill Systems Corp. (a)	16,500	129
Intel Corp.	5,600	131
International Business Machines Corp.	1,800	177
Microsoft Corp.	4,700	126
Neoware Systems, Inc. (a)	12,700	118
QLogic Corp. (a)	2,600	96
Ultralife Batteries, Inc. (a)	6,700	130

		1,031

Transportation 2.4%

Frozen Food Express Industries, Inc. (a)	9,800	126
PAM Transportation Services, Inc. (a)	4,900	92

		218

Utilities 1.0%

Dominion Resources, Inc.	1,300	88

Total Common Stocks (Cost $6,821)		7,899

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 12.5%

Repurchase Agreement 12.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 1.800% due 08/04/2005 valued at $1,157. Repurchase proceeds are $1,133.)	$1,133	1,133

Total Short-Term Instruments (Cost $1,133)		1,133

Total Investments 100.0% (Cost $7,954)		$9,032

Other Assets and Liabilities (Net) 0.0%		0

Net Assets 100.0%		$9,032

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  23

Schedule of Investments

NACM Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 91.3%

Aerospace 2.2%

Lockheed Martin Corp.	1,200	$67

Capital Goods 6.9%

Danaher Corp.	1,300	75
General Electric Co.	1,700	62
Ingersoll-Rand Co. ‘A’ (a)	900	72

		209

Communications 2.5%

Sprint Corp.	3,000	75

Consumer Discretionary 8.1%

Home Depot, Inc.	1,800	77
Starbucks Corp. (a)	1,500	94
Target Corp.	1,400	73

		244

Consumer Services 5.2%

Las Vegas Sands Corp. (a)	517	25
Moody’s Corp.	700	61
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	1,200	70

		156

Energy 4.4%

Halliburton Co.	1,900	75
Transocean, Inc. (a)	1,400	59

		134

Financial & Business Services 5.6%

Chicago Mercantile Exchange Holdings, Inc.	400	91
Lehman Brothers Holdings, Inc.	900	79

		170

Healthcare 16.3%

Aetna, Inc. (a)	500	62
Amgen, Inc. (a)	1,100	71
Genentech, Inc. (a)	1,100	60
Johnson & Johnson	1,300	82
Kinetic Concepts, Inc. (a)	800	61
UnitedHealth Group, Inc. (a)	1,000	88
WellPoint, Inc. (a)	600	69

		493

Materials & Processing 3.8%

Dow Chemical Co.	1,200	59
Masco Corp.	1,500	55

		114

Technology 34.3%

Adobe Systems, Inc.	1,200	75
Apple Computer, Inc. (a)	1,400	90
Cognizant Technology Solutions Corp. ‘A’ (a)	1,500	63
eBay, Inc. (a)	800	93
EMC Corp. (a)	5,200	77
Intel Corp.	3,200	75
Juniper Networks, Inc. (a)	2,900	79
Microsoft Corp.	2,800	75
QUALCOMM, Inc.	2,400	102
VERITAS Software Corp. (a)	2,300	66
Xerox Corp. (a)	4,600	78
Xilinx, Inc. (a)	2,000	59
Yahoo!, Inc. (a)	2,700	102

		1,034

Transportation 2.0%

Burlington Northern Santa Fe Corp.	1,300	61

Total Common Stocks (Cost $2,329)		2,757

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 5.4%

Repurchase Agreement 5.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $166. Repurchase proceeds are $162.)	$162	162

Total Short-Term Instruments (Cost $162)		162

Total Investments 96.7% (Cost $2,491)		$2,919

Other Assets and Liabilities (Net) 3.3%		99

Net Assets 100.0%		$3,018

Notes to Schedule of Investments:

(a)	Non-income producing security.

24  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.4%

Capital Goods 1.9%

The Stanley Works (d)	174,000	$8,524

Communications 3.7%

Alltel Corp.	144,000	8,462
Verizon Communications, Inc.	205,000	8,305

		16,767

Consumer Discretionary 17.1%

General Motors Corp. (d)	419,000	16,785
Limited Brands, Inc. (d)	372,000	8,563
May Department Stores Co. (d)	573,000	16,846
V.F. Corp.	312,000	17,279
Whirlpool Corp.	246,000	17,026

		76,499

Consumer Services 1.9%

Deluxe Corp. (d)	228,000	8,511

Consumer Staples 9.9%

Albertson’s, Inc. (d)	358,000	8,549
Altria Group, Inc.	155,300	9,489
ConAgra Foods, Inc.	298,000	8,776
Kimberly-Clark Corp.	130,000	8,555
Reynolds American, Inc. (d)	111,300	8,748

		44,117

Energy 11.3%

ChevronTexaco Corp.	160,000	8,402
ConocoPhillips	96,002	8,336
Eni SpA SP - ADR (d)	69,000	8,683
Kerr-McGee Corp.	144,000	8,322
Marathon Oil Corp.	226,000	8,500
Occidental Petroleum Corp.	145,000	8,462

		50,705

Financial & Business Services 28.3%

Bank of America Corp.	181,000	8,505
Boston Properties, Inc.	132,000	8,536
Duke Realty Corp. (d)	245,000	8,364
Fannie Mae	122,000	8,688
J.P. Morgan Chase & Co.	217,000	8,465
Jefferson-Pilot Corp.	161,000	8,366
Key Corp. (d)	500,000	16,950
Lincoln National Corp.	180,000	8,402
Morgan Stanley Dean Witter & Co.	155,000	8,606
Regions Financial Corp.	474,000	16,870
St. Paul Travelers Cos., Inc.	226,000	8,378
Washington Mutual, Inc. (d)	398,000	16,827

		126,957

Healthcare 8.1%

GlaxoSmithKline PLC SP - ADR (d)	185,000	8,767
Merck & Co., Inc.	562,000	18,063
Pfizer, Inc.	353,000	9,492

		36,322

Materials & Processing 3.8%

Dow Chemical Co. (d)	167,000	8,268
Freeport-McMoran Copper & Gold, Inc. ‘B’	226,900	8,674

		16,942

Technology 1.9%

Hewlett-Packard Co.	399,000	8,367

Utilities 7.5%

DTE Energy Co. (d)	197,000	8,497
KeySpan Corp.	212,000	8,363
Progress Energy, Inc. (a)(d)	185,000	8,369
Sempra Energy (d)	228,000	8,363

		33,592

Total Common Stocks (Cost $381,904)		427,303

SHORT-TERM INSTRUMENTS 26.1%

Collateral Invested for Securities on Loan (c) 21.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000

	Principal Amount (000s)
Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.375% due 01/18/2005	6,810	6,795
2.375% due 01/27/2005	4,000	3,992
2.414% due 03/01/2005	1,000	994
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	8,000	7,968
2.375% due 01/31/2005	6,000	5,987
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	13,000	13,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	4,000	4,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.000% due 01/03/2005	1,276	1,276

		94,984

Repurchase Agreement 4.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $22,404. Repurchase proceeds are $21,967.)	21,964	21,964

Total Short-Term Instruments (Cost $116,994)		116,948

Total Investments 121.5% (Cost $498,898)		$544,251

Other Assets and Liabilities (Net) (21.5%)		(96,209)

Net Assets 100.0%		$448,042

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $92,119; cash collateral of $94,908 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  25

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.4%

Aerospace 0.9%

General Dynamics Corp.	1,600	$167

Capital Goods 3.9%

Deere & Co.	5,000	372
Johnson Controls, Inc.	5,500	349

		721

Communications 4.7%

AT&T Corp.	27,100	517
Nextel Communications, Inc. ‘A’ (a)	6,400	192
Verizon Communications, Inc.	4,200	170

		879

Consumer Discretionary 8.6%

CVS Corp.	3,900	176
General Motors Corp.	13,200	529
Limited Brands, Inc.	23,500	541
McDonald’s Corp.	5,600	180
Paccar, Inc.	2,200	177

		1,603

Consumer Services 2.9%

Cendant Corp.	23,100	540

Consumer Staples 11.7%

Altria Group, Inc.	9,500	580
Archer-Daniels-Midland Co.	16,100	359
Coca-Cola Enterprises, Inc.	8,500	177
ConAgra Foods, Inc.	12,400	365
Fortune Brands, Inc.	2,300	177
Kimberly-Clark Corp.	5,300	349
Kroger Co. (a)	10,600	186

		2,193

Energy 10.5%

Apache Corp.	10,600	536
ConocoPhillips	8,200	712
Occidental Petroleum Corp.	12,300	718

		1,966

Financial & Business Services 32.8%

Allstate Corp.	13,700	709
Capital One Financial Corp.	6,300	530
Countrywide Financial Corp.	15,800	585
Equity Office Properties Trust	18,000	524
Fannie Mae	5,100	363
J.P. Morgan Chase & Co.	13,400	523
Key Corp.	15,700	532
Lehman Brothers Holdings, Inc.	4,000	350
Marsh & McLennan Cos., Inc.	7,800	257
MetLife, Inc.	12,900	523
Simon Property Group, Inc.	2,700	175
St. Paul Travelers Cos., Inc.	14,000	519
Washington Mutual, Inc.	12,500	528

		6,118

Healthcare 5.2%

Merck & Co., Inc.	12,000	386
Pfizer, Inc.	15,200	409
WellPoint, Inc. (a)	1,600	184

		979

Materials & Processing 6.6%

Alcoa, Inc.	5,500	173
Dow Chemical Co.	3,500	173
Masco Corp.	9,500	347
PPG Industries, Inc.	2,600	177
Weyerhaeuser Co.	5,300	356

		1,226

Technology 1.9%

Hewlett-Packard Co.	8,400	176
Xerox Corp. (a)	10,300	175

		351

Transportation 1.9%

Burlington Northern Santa Fe Corp.	7,400	350

Utilities 3.8%

Exelon Corp.	16,200	714

Total Common Stocks (Cost $15,776)		17,807

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 4.5%

Repurchase Agreement 4.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $859. Repurchase proceeds are $838.)	$838	838

Total Short-Term Instruments (Cost $838)		838

Total Investments 99.9% (Cost $16,614)		$18,645

Other Assets and Liabilities (Net) 0.1%		12

Net Assets 100.0%		$18,657

Notes to Schedule of Investments:

(a)	Non-income producing security.

26  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 94.7%

Aerospace 1.2%

Curtiss-Wright Corp.	492,600	$28,280
Kaman Corp. ‘A’	735,000	9,298

		37,578

Building 2.1%

M.D.C. Holdings, Inc.	360,000	31,118
M/I Homes, Inc. (d)	623,000	34,334

		65,452

Capital Goods 10.7%

Acuity Brands, Inc.	940,000	29,892
Albany International Corp. ‘A’	850,000	29,886
ArvinMeritor, Inc.	1,440,000	32,213
Barnes Group, Inc.	749,000	19,856
Chicago Bridge & Iron Co. NV	420,500	16,820
Crane Co.	1,015,000	29,273
Harsco Corp.	552,000	30,768
Lancaster Colony Corp.	590,000	25,293
Lincoln Electric Holdings, Inc.	775,000	26,768
Regal-Beloit Corp. (d)	749,000	21,421
Sturm, Ruger & Co., Inc.	748,600	6,760
Tecumseh Products Co. ‘A’	581,000	27,772
Teleflex, Inc.	600,000	31,164

		327,886

Consumer Discretionary 12.0%

Bob Evans Farms, Inc.	1,099,000	28,728
Borders Group, Inc.	1,180,000	29,972
Brown Shoe Co., Inc.	780,000	23,267
Burlington Coat Factory Warehouse Corp.	784,000	17,797
Casey’s General Stores, Inc.	1,170,000	21,235
Cato Corp. ‘A’	1,026,000	29,569
Handleman Co.	1,117,000	23,993
Kellwood Co.	790,000	27,255
Landry’s Restaurants, Inc.	980,000	28,479
Libbey, Inc.	571,000	12,682
Maytag Corp. (d)	1,370,000	28,907
Owens & Minor, Inc.	1,000,000	28,170
Russell Corp.	1,240,000	24,155
United Auto Group, Inc.	1,000,000	29,590
World Fuel Services Corp.	340,000	16,932

		370,731

Consumer Services 3.0%

Banta Corp.	650,000	29,094
Intrawest Corp. (d)	1,500,000	34,485
Landauer, Inc.	320,000	14,624
McGrath Rentcorp	345,000	15,045

		93,248

Consumer Staples 7.1%

Adolph Coors Co. ‘B’ (d)	378,000	28,603
Corn Products International, Inc.	540,000	28,922
Fresh Del Monte Produce, Inc. (d)	977,300	28,938
John H. Harland Co.	820,000	29,602
Loews Corp. - Carolina Group	1,025,000	29,674
PepsiAmericas, Inc.	920,000	19,541
Ruddick Corp.	1,135,000	24,618
Universal Corp.	590,000	28,226

		218,124

Energy 10.4%

Arch Coal, Inc. (d)	820,000	29,143
Berry Petroleum Co. ‘A’	430,000	20,511
Cabot Oil & Gas Corp.	645,000	28,541
Frontier Oil Corp.	680,000	18,129
Holly Corp.	330,000	9,197
Massey Energy Co. (d)	900,000	31,455
National Fuel Gas Co.	1,000,000	28,340
Range Resources Corp.	1,620,000	33,145
St. Mary Land & Exploration Co.	730,000	30,470
Tidewater, Inc.	840,000	29,912
Vintage Petroleum, Inc.	1,480,000	33,581
Western Gas Resources, Inc.	960,000	28,080

		320,504

Financial & Business Services 18.1%

American Financial Group, Inc.	900,000	28,179
AmerUs Group Co.	632,000	28,630
Annaly Mortgage Management, Inc. (d)	1,450,000	28,449
BancorpSouth, Inc.	845,000	20,593
CBL & Associates Properties, Inc.	410,000	31,303
Commercial Federal Corp.	942,000	27,987
Delphi Financial Group, Inc. ‘A’	615,000	28,382
Equity One, Inc.	1,187,000	28,168
First Industrial Realty Trust, Inc.	685,000	27,900
Fremont General Corp.	1,200,000	30,216
Healthcare Realty Trust, Inc.	690,000	28,083
Hilb Rogal & Hobbs Co.	500,000	18,120
HRPT Properties Trust	2,269,000	29,111
Hudson United Bancorp.	718,000	28,275
LandAmerica Financial Group, Inc.	576,000	31,064
Nationwide Health Properties, Inc. (d)	1,200,000	28,500
New Plan Excel Realty Trust, Inc. (d)	1,020,000	27,622
Old National Bancorp	690,000	17,843
Shurgard Storage Centers, Inc. ‘A’	655,000	28,827
Susquehanna Bancshares, Inc.	595,000	14,845
Washington Federal, Inc.	1,000,000	26,540

		558,637

Healthcare 2.6%

Arrow International, Inc.	640,000	19,834
Invacare Corp.	628,000	29,051
Select Medical Corp.	1,830,000	32,208

		81,093

Materials & Processing 12.6%

Agnico-Eagle Mines Ltd. (a)(d)	2,100,000	28,875
Goldcorp, Inc. (d)	1,988,000	29,900
Lennox International, Inc.	1,430,000	29,101
Lubrizol Corp.	800,000	29,488
Methanex Corp.	1,820,000	33,233
Mueller Industries, Inc.	791,300	25,480
Potlatch Corp.	580,000	29,336
Precision Castparts Corp.	445,000	29,228
Quanex Corp.	340,000	23,314
Rock-Tenn Co. ‘A’	938,000	14,220
RPM International, Inc. (d)	1,580,000	31,063
Sensient Technologies Corp.	1,189,000	28,524
Universal Forest Products, Inc.	602,500	26,149
Valmont Industries, Inc.	104,900	2,634
York International Corp.	828,000	28,599

		389,144

Technology 0.5%

Methode Electronics, Inc.	1,196,300	15,372

Transportation 5.8%

Arkansas Best Corp.	710,000	31,872
Frontline Ltd. (d)	640,000	28,390
GATX Corp. (d)	910,000	26,900
Skywest, Inc.	1,680,000	33,701
Teekay Shipping Corp.	690,000	29,056
USF Corp.	745,000	28,273

		178,192

Utilities 8.6%

Atmos Energy Corp.	1,020,000	27,897
Cleco Corp.	1,350,000	27,351
Duquesne Light Holdings, Inc. (a)	855,100	16,119
Energen Corp.	513,000	30,241
Northwest Natural Gas Co.	620,000	20,919
Peoples Energy Corp. (d)	630,000	27,689
UGI Corp.	720,000	29,455
Vectren Corp.	1,040,000	27,872
Westar Energy, Inc.	1,240,000	28,359
WGL Holdings, Inc.	905,000	27,910

		263,812

Total Common Stocks (Cost $2,170,353)		2,919,773

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 12.7%

Collateral Invested for Securities on Loan (c) 7.4%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
2.395% due 01/28/2005	2,000	1,996
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/27/2005	5,000	4,990
2.415% due 03/01/2005	5,000	4,970
Bear Stearns Cos., Inc.	86,000	86,000
Citigroup Global Markets, Inc.	30,000	30,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	6,000	6,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	5,000	5,000
Davis Square Funding Corp.
2.309% due 01/05/2005	15,000	14,940
2.375% due 01/31/2005	8,000	7,983
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	8,000	7,984
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Suntrust Bank
2.000% due 01/03/2005	335	335

		229,149

Repurchase Agreement 5.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $166,929. Repurchase proceeds are $163,665.)	163,639	163,639

Total Short-Term Instruments (Cost $392,875)		392,788

Total Investments 107.4% (Cost $2,563,228)		$3,312,561

Other Assets and Liabilities (Net) (7.4%)		(229,434)

Net Assets 100.0%		$3,083,127

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  27

Schedule of Investments (Cont.)

NFJ Small-Cap Value Fund

December 31, 2004 (Unaudited)

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $220,479; cash collateral of $228,857 was received with which the Fund purchased securities.

28  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.2%

Capital Goods 8.9%

General Electric Co.	93,600	$3,416
Honeywell International, Inc.	51,700	1,831
Tyco International Ltd.	62,500	2,234

		7,481

Communications 1.4%

Verizon Communications, Inc. (a)	28,800	1,167

Consumer Discretionary 5.8%

CVS Corp. (a)(d)	36,600	1,650
Home Depot, Inc. (d)	29,700	1,269
May Department Stores Co. (d)	14,300	420
Wal-Mart Stores, Inc.	29,500	1,558

		4,897

Consumer Services 7.9%

Advance America Cash Advance Centers, Inc. (a)(d)	5,300	121
Carnival Corp.	25,000	1,441
Cendant Corp.	70,000	1,637
Comcast Corp. ‘A’	45,500	1,494
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	9,600	561
Viacom, Inc. ‘B’	40,100	1,459

		6,713

Consumer Staples 5.8%

Altria Group, Inc.	37,500	2,291
Coca-Cola Co.	8,000	333
Kellogg Co.	28,700	1,282
Procter & Gamble Co. (a)(d)	18,100	997

		4,903

Energy 8.2%

BP PLC SP - ADR	22,500	1,314
ChevronTexaco Corp.	22,400	1,176
Kinder Morgan, Inc. (a)	19,900	1,455
National-Oilwell, Inc. (a)(d)	12,600	445
Royal Dutch Petroleum Co. (a)	17,500	1,004
Schlumberger Ltd.	23,000	1,540

		6,934

Financial & Business Services 23.0%

ACE Ltd.	34,800	1,488
American Express Co. (a)	27,300	1,539
American International Group, Inc.	23,600	1,550
Bank of America Corp.	56,200	2,641
Boston Properties, Inc.	9,700	627
Citigroup, Inc. (a)	50,000	2,409
Countrywide Financial Corp. (a)	19,800	733
Goldman Sachs Group, Inc. (d)	12,600	1,311
J.P. Morgan Chase & Co. (a)	55,000	2,146
MBNA Corp.	47,500	1,339
Morgan Stanley Dean Witter & Co. (a)	20,000	1,110
PMI Group, Inc.	10,200	426
State Street Corp.	23,100	1,135
Vornado Realty Trust (a)	13,300	1,012

		19,466

Healthcare 15.5%

Allergan, Inc.	11,900	965
Amgen, Inc. (a)	10,500	674
Baxter International, Inc.	29,000	1,002
Caremark Rx, Inc. (a)	46,900	1,849
Guidant Corp.	25,000	1,802
HCA, Inc.	11,500	460
Medtronic, Inc. (a)	27,800	1,381
Pfizer, Inc.	56,500	1,519
Teva Pharmaceutical Industries Ltd. SP – ADR	50,300	1,502
Varian Medical Systems, Inc. (a)	27,500	1,189
Zimmer Holdings, Inc. (a)	9,700	777

		13,120

Materials & Processing 4.4%

Alcoa, Inc. (a)	14,000	440
Dow Chemical Co.	17,400	861
Freeport-McMoran Copper & Gold, Inc. ‘B’ (d)	27,000	1,032
Masco Corp. (a)	33,300	1,216
Vulcan Materials Co. (a)	3,200	175

		3,724

Technology 13.7%

Affiliated Computer Services, Inc. ‘A’ (a)(d)	24,900	1,499
Cisco Systems, Inc. (a)	75,000	1,447
Dell, Inc. (a)	30,800	1,298
Emerson Electric Co.	6,900	484
International Business Machines Corp.	15,300	1,508
Mercury Interactive Corp. (a)	4,100	187
Microsoft Corp.	75,000	2,003
National Semiconductor Corp.	30,700	551
Nokia Corp. SP – ADR (a)	74,100	1,161
SAP AG SP - ADR (a)	32,600	1,441

		11,579

Transportation 0.8%

United Parcel Service, Inc. ‘B’ (a)	7,600	649

Utilities 1.8%

Dominion Resources, Inc.	14,200	962
Exelon Corp.	13,400	591

		1,553

Total Common Stocks (Cost $70,750)		82,186

CONVERTIBLE PREFERRED STOCK 1.3%

Goldman Sachs Group, Inc.
5.625% due 03/21/2005	46,970	1,129

Total Convertible Preferred Stock (Cost $1,290)		1,129

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 11.1%

Collateral Invested for Securities on Loan (c) 9.6%

Bavaria Universal Funding Corp.
2.414% due 03/01/2005	$1,000	994
Bear Stearns Cos., Inc.	3,000	3,000
Citigroup Global Markets, Inc.	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
Suntrust Bank
2.000% due 01/03/2005	99	99

		8,092

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $1,267. Repurchase proceeds are $1,241.)	1,241	1,241

Total Short-Term Instruments (Cost $9,335)		9,333

Total Investments 109.6% (Cost $81,375)		$92,648

Other Assets and Liabilities (Net) (9.6%)		(8,100)

Net Assets 100.0%		$84,548

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities loans.
(d)	Portion of securities on loan with an aggregate market value of $7,855; cash collateral of $8,078 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  29

Schedule of Investments

PEA Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 10.2%

General Electric Co. (a)	$730,000	$26,645
Honeywell International, Inc. (d)	270,000	9,561
Illinois Tool Works, Inc. (a)(d)	155,000	14,365
Tyco International Ltd.	643,000	22,981

		73,552

Consumer Discretionary 10.7%

Best Buy Co., Inc. (d)	245,000	14,558
CDW Corp. (a)	110,000	7,298
CVS Corp. (d)	215,000	9,690
Home Depot, Inc. (d)	520,000	22,225
Kohl’s Corp. (a)	150,000	7,375
Wal-Mart Stores, Inc.	290,000	15,318

		76,464

Consumer Services 9.1%

Carnival Corp. (d)	360,000	20,747
Comcast Corp. ‘A’ (a)(d)	250,000	8,210
International Game Technology (d)	247,000	8,492
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	335,000	19,564
Viacom, Inc. ‘B’	230,000	8,370

		65,383

Consumer Staples 2.6%

Procter & Gamble Co.	345,000	19,003

Energy 2.4%

Schlumberger Ltd. (d)	255,000	17,072

Environmental Services 1.2%

Waste Management, Inc.	280,000	8,383

Financial & Business Services 10.1%

American International Group, Inc.	250,000	16,418
Citigroup, Inc.	310,000	14,936
Franklin Resources, Inc.	165,000	11,492
MBNA Corp.	318,000	8,964
Merrill Lynch & Co., Inc.	198,100	11,840
MGIC Investment Corp.	125,000	8,614

		72,264

Healthcare 22.6%

Alcon, Inc.	115,000	9,269
Amgen, Inc. (a)	260,000	16,679
Caremark Rx, Inc. (a)	401,000	15,811
Gilead Sciences, Inc. (a)	288,000	10,077
Guidant Corp.	150,000	10,815
Pfizer, Inc.	750,000	20,168
St. Jude Medical, Inc. (a)	176,000	7,380
Stryker Corp. (d)	320,000	15,440
Teva Pharmaceutical Industries Ltd. SP - ADR	630,000	18,812
UnitedHealth Group, Inc. (a)	230,000	20,247
Varian Medical Systems, Inc. (a)(d)	190,000	8,216
Zimmer Holdings, Inc. (a)	115,000	9,214

		162,128

Materials & Processing 1.2%

E.I. du Pont de Nemours & Co. (a)	180,000	8,829

Technology 27.9%

Altera Corp. (a)(d)	90,000	1,863
Cisco Systems, Inc. (a)	950,000	18,335
Computer Associates International, Inc.	8,956	267
Corning, Inc. (a)(d)	625,000	7,356
Dell, Inc. (a)	389,300	16,405
eBay, Inc. (a)(d)	155,000	18,023
EMC Corp. (a)	960,000	14,275
IAC/InterActiveCorp. (a)	300,000	8,286
Intel Corp. (d)	878,000	20,536
International Business Machines Corp.	95,000	9,365
Juniper Networks, Inc. (a)	460,000	12,507
Marvell Technology Group Ltd. (a)	235,000	8,335
Maxim Integrated Products, Inc. (d)	130,000	5,511
Mercury Interactive Corp. (a)(d)	240,000	10,932
Microsoft Corp.	900,000	24,039
Oracle Corp. (a)	555,000	7,615
SAP AG SP - ADR (a)	165,000	7,295
VERITAS Software Corp. (a)	315,000	8,993

		199,938

Transportation 0.9%

United Parcel Service, Inc. ‘B’	75,000	6,410

Total Common Stocks (Cost $554,114)		709,426

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 17.5%

Collateral Invested for Securities on Loan (c) 15.9%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	1,000	999
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
Bear Stearns Cos., Inc.	8,000	8,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	8,000	8,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	8,000	7,983
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	2,000	2,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
K2 LLC
2.393% due 09/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	5,000	4,998
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	10,000	9,999
Suntrust Bank
2.000% due 01/03/2005	618	618

		114,597

Repurchase Agreement 1.6%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $11,756. Repurchase proceeds are $11,527.)	11,525	11,525

Total Short-Term Instruments (Cost $126,130)		126,122

Total Investments 116.4% (Cost $680,244)		$835,548

Written Options (e) 0.00% (Premiums $219)		(246)

Other Assets and Liabilities (Net) (16.4%)		(117,428)

Net Assets 100.0%		$717,874

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $110,920; cash collateral of $114,548 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Ebay, Inc.	$130.000	01/22/2005	500	$66	$20
Call - CBOE Illinois tool works, Inc.	100.000	01/22/2005	500	49	5
Call - CBOE Unitedhealth Group, Inc.	85.000	01/22/2005	500	86	210
Call - PHIX Zimmer holdings, Inc.	90.000	03/19/2005	125	18	11

				$219	$246

30  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Renaissance Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.8%

Aerospace 0.0%

Empresa Brasileira de Aeronautica S.A. SP - ADR (d)	50,000	$1,672

Capital Goods 7.3%

ArvinMeritor, Inc.	3,200,800	71,602
Bombardier, Inc. ‘B’ (d)	43,050,800	85,516
Cooper Tire & Rubber Co.	4,145,000	89,325
Flowserve Corp. (a)	507,300	13,971
Trinity Industries, Inc. (a)	192,900	6,574
Tyco International Ltd. (d)	4,029,800	144,025
Visteon Corp.	7,787,300	76,082

		487,095

Communications 1.0%

Hutchison Telecommunications International Ltd. SP - ADR (a)(d)	1,868,800	25,322
IDT Corp. ‘B’ (a)(d)	2,751,700	42,596

		67,918

Consumer Discretionary 7.6%

AnnTaylor Stores Corp. (a)	910,000	19,592
Blockbuster, Inc. ‘A’ (a)(d)	1,450,000	13,833
Hollywood Entertainment Corp. (a)	1,350,000	17,671
J.C. Penney Co., Inc. (d)	2,976,800	123,240
Knoll, Inc. (a)	372,200	6,513
Navistar International Corp. (a)	6,359,500	279,691
Payless Shoesource, Inc. (a)	3,905,000	48,031

		508,571

Consumer Services 6.4%

Liberty Media Corp. ‘A’ (a)	9,180,281	100,799
Liberty Media International, Inc. ‘A’ (a)(d)	1,419,694	65,632
United Rentals, Inc. (a)(d)	5,045,700	95,364
UnitedGlobalCom, Inc. ‘A’ (a)(d)	17,518,860	169,232

		431,027

Consumer Staples 4.1%

Loews Corp. - Carolina Group	2,857,363	82,721
Safeway, Inc. (a)(d)	4,817,600	95,099
Smithfield Foods, Inc. (a)	3,125,600	92,487

		270,307

Energy 0.2%

Foundation Coal Holdings, Inc. (a)(d)	278,300	6,418
YUKOS SP - ADR (a)(d)	1,968,500	5,906

		12,324

Environmental Services 1.1%

Allied Waste Industries, Inc. (a)(d)	7,870,900	73,042

Financial & Business Services 17.9%

American Equity Investment Life Holding Co. (d)	2,304,600	24,821
AmeriCredit Corp. (a)(d)	6,993,600	170,994
AON Corp. (a)	3,810,000	90,907
BearingPoint, Inc. (a)	8,800,000	70,664
CIT Group, Inc.	2,121,600	97,212
CNA Financial Corp. (a)	40,000	1,068
Conseco, Inc. (a)(d)	1,239,500	24,728
Fairfax Financial Holdings Ltd. (a)(d)	15,850	2,675
Fannie Mae (d)	4,657,300	331,646
Freddie Mac	880,000	64,856
J.P. Morgan Chase & Co.	4,956,800	193,365
Loews Corp.	147,900	10,397
Old Republic International Corp.	925,000	23,403
PMI Group, Inc. (d)	994,700	41,529
Scottish Re Group Ltd. (d)	1,527,500	39,562
UnumProvident Corp.	10,640	191

		1,188,018

Healthcare 1.4%

Tenet Healthcare Corp. (a)	8,695,000	$95,471

Materials & Processing 12.0%

Abitibi-Consolidated, Inc. (d)	14,019,200	96,648
Alcan, Inc. (d)	1,609,600	78,935
Bowater, Inc. (d)	5,173,300	227,470
Crompton Corp.	6,771,385	79,902
FMC Corp. (a)	1,010,400	48,802
Lyondell Chemical Co. (d)	2,059,915	59,573
Mosaic Co. (a)(d)	1,189,500	19,413
Olin Corp. (d)	3,256,200	71,702
Smurfit-Stone Container Corp. (a)	905,000	16,905
Solutia, Inc. (a)(d)	2,897,000	3,389
Tembec, Inc. (a)	5,941,600	35,754
Timken Co.	2,477,700	64,470

		802,963

Technology 10.5%

Arrow Electronics, Inc. (a)(d)	3,298,800	80,161
Avnet, Inc. (a)	5,217,600	95,169
Celestica, Inc. (a)	900,100	12,700
Kulicke & Soffa Industries, Inc. (a)(d)	2,882,700	24,849
Micron Technology, Inc. (a)	4,302,972	53,142
Sanmina-SCI Corp. (a)	31,141,086	263,765
Solectron Corp. (a)(d)	25,294,300	134,819
Take-Two Interactive Software, Inc. (a)	97,300	3,385
Teradyne, Inc. (a)(d)	1,628,600	27,800
UTStarcom, Inc. (a)(d)	250,000	5,538

		701,328

Transportation 5.2%

AMR Corp. (a)(d)	8,156,100	89,309
CSX Corp. (d)	2,401,500	96,252
Delta Air Lines, Inc. (a)	3,500,000	26,180
Swift Transportation Co., Inc. (a)(d)	6,314,800	135,642

		347,383

Utilities 6.1%

AES Corp. (a)	3,666,600	50,122
Allegheny Energy, Inc. (a)(d)	4,655,500	91,760
Reliant Energy, Inc. (a)(d)	19,318,700	263,700

		405,582

Total Common Stocks (Cost $ 4,188,780)		5,392,701

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund (d)	1,280,000	84,953
iShares S&P 500-BARRA Value Index Fund (d)	877,800	55,196
SPDR Trust (d)	1,080,000	130,540

Total Exchange-Traded Funds (Cost $ 241,005)		270,689

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%

Micron Technology, Inc.
2.500% due 02/01/2010 (d)	$9,320	11,068

Total Convertible Bonds & Notes (Cost $ 9,320)		11,068

CORPORATE BONDS & NOTES 0.1%

Banking & Finance 0.1%

BearingPoint, Inc.
2.500% due 12/15/2024 (d)	2,320	2,451
2.750% due 12/15/2024	2,320	2,459

		4,910

Industrials 0.0%

Delta Air Lines, Inc.
8.000% due 06/03/2023	3,000	1,991
2.875% due 02/18/2024 (d)	2,000	1,378

		3,369

Total Corporate Bonds & Notes (Cost $ 7,950)		8,279

	Shares
SHORT-TERM INSTRUMENTS 27.3%

Collateral Invested for Securities on Loan (c) 12.3%

Allianz Dresdner Daily Asset Fund (e)	20,000,000	20,000

	Principal Amount (000s)
American Express Credit Corp.
2.381% due 08/19/2005 (b)	$3,000	3,003
Bavaria TRR Corp.
2.325% due 01/05/2005	10,000	9,994
2.334% due 01/06/2005	20,000	19,991
2.401% due 01/06/2005	24,000	23,989
2.404% due 01/24/2005	16,510	16,481
2.395% due 01/28/2005	40,000	39,918
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	5,000	4,989
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/18/2005	11,858	11,831
2.375% due 01/27/2005	22,000	21,956
2.415% due 03/01/2005	3,250	3,230
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	106,000	106,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
2.151% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.	126,500	126,500
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	10,000	10,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
2.023% due 07/08/2005 (b)	5,500	5,500
Davis Square Funding Corp.
2.309% due 01/05/2005	31,000	30,875
2.375% due 01/31/2005	20,000	19,957
Dorada Finance, Inc.
2.309% due 03/15/2005 (b)	4,500	4,503
Fannie Mae
2.270% due 06/03/2005 (b)	25,000	25,007
GE Commercial Equipment Financing Corp.
2.385% due 11/20/2005 (b)	4,097	4,096
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	39,000	39,008
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	50,000	49,995
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	10,000	9,998
J.P. Morgan Chase & Co.
2.358% due 02/24/2005 (b)	9,000	9,026
K2 LLC
2.393% due 09/15/2005 (b)	20,000	19,998

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  31

Schedule of Investments (Cont.)

PEA Renaissance Fund

December 31, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
Lake Constance Funding LLC
2.345% due 01/18/2005	$7,000	$6,984
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	50,000	50,000
2.348% due 06/09/2005 (b)	15,000	14,995
2.393% due 08/16/2005 (b)	18,000	17,995
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	10,000	9,980
Sierra Madre Funding Corp.
2.101% due 01/19/2005	16,000	15,916
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
2.403% due 09/15/2005 (b)	5,000	4,999
Suntrust Bank
1.999% due 01/03/2005	101	101

		822,850

Repurchase Agreement 15.0%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 1.500% - 4.125% due 01/14/2005 - 04/02/2018 valued $367,229 and Fannie Mae 0.000% - 6.250% due 01/02/2005 - 02/01/2011 valued at $655,267. Repurchase proceeds are $1,002,485.)	1,002,326	1,002,326

Total Short-Term Instruments (Cost $ 1,825,352)		1,825,176

Total Investments 112.5% (Cost $ 6,272,407)		$7,507,913

Other Assets and Liabilities (Net) (12.5%)		(834,628)

Net Assets 100.0%		$6,673,285

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $784,641; cash collateral of $821,975 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

32  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Target Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.0%

Capital Goods 4.3%

Cooper Industries Ltd. ‘A’	165,000	$11,202
ITT Industries, Inc.	140,000	11,823
Rockwell Automation, Inc.	150,000	7,432
Terex Corp. (a)	215,000	10,245

		40,702

Communications 0.5%

NII Holdings, Inc. ‘B’ (a)	100,000	4,745

Consumer Discretionary 9.9%

Best Buy Co., Inc. (d)	175,000	10,398
CDW Corp. (a)	150,000	9,952
Chico’s FAS, Inc. (a)	225,000	10,244
Coach, Inc. (a)	250,000	14,100
Harman International Industries, Inc.	110,000	13,970
Michaels Stores, Inc.	400,000	11,988
PETsMART, Inc.	350,000	12,435
Ross Stores, Inc. (a)	100,000	2,887
Tempur-Pedic International, Inc. (a)	400,000	8,480

		94,454

Consumer Services 15.9%

Advance America Cash Advance Centers, Inc. (a)(d)	59,700	1,367
Alliance Data Systems Corp. (a)	175,000	8,309
Brunswick Corp.	225,000	11,137
ChoicePoint, Inc. (a)	160,980	7,403
Corporate Executive Board Co.	200,000	13,388
Getty Images, Inc. (a)	165,000	11,360
International Game Technology (d)	325,000	11,173
Lamar Advertising Co. ‘A’ (a)	200,000	8,556
Manpower, Inc.	200,000	9,660
MGM Mirage, Inc. (a)	200,000	14,548
Polaris Industries, Inc.	140,000	9,523
Royal Caribbean Cruises Ltd.	250,000	13,610
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	215,000	12,556
Station Casinos, Inc.	135,000	7,382
XM Satellite Radio Holdings, Inc. ‘A’ (a)(d)	300,000	11,286

		151,258

Consumer Staples 1.0%

Whole Foods Market, Inc. (d)	100,000	9,535

Energy 2.1%

Chesapeake Energy Corp.	400,000	6,600
Murphy Oil Corp.	100,000	8,045
Transocean, Inc. (a)(d)	125,000	5,299

		19,944

Financial & Business Services 10.2%

Ameritrade Holding Corp. (a)(d)	625,000	8,887
CIT Group, Inc.	290,000	13,288
Cullen-Frost Bankers, Inc. (d)	200,000	9,720
Doral Financial Corp. (d)	335,000	16,499
Eaton Vance Corp.	250,000	13,037
Legg Mason, Inc. (d)	200,000	14,652
SEI Investments Co.	275,000	11,531
St. Joe Co.	155,000	9,951

		97,565

Healthcare 18.3%

Advanced Medical Optics, Inc. (a)(d)	250,000	10,285
Barr Laboratories, Inc. (a)	150,000	6,831
Inamed Corp. (a)	200,000	12,650
Invitrogen Corp. (a)(d)	130,000	8,727
Kinetic Concepts, Inc. (a)	200,000	15,260
Kos Pharmaceuticals, Inc. (a)	250,000	9,410
Martek Biosciences Corp. (a)	200,000	10,240
Medicis Pharmaceutical Corp. ‘A’	275,000	9,655
MGI Pharma, Inc. (a)(d)	350,000	9,803
Nektar Therapeutics, Inc. (a)	200,000	4,048
OSI Pharmaceuticals, Inc. (a)	40,000	2,994
PacifiCare Health Systems, Inc. (a)	225,000	12,717
Quest Diagnostics, Inc. (d)	135,000	12,899
Renal Care Group, Inc. (a)	250,000	8,998
St. Jude Medical, Inc. (a)	320,000	13,418
Varian Medical Systems, Inc. (a)(d)	400,000	17,296
Zimmer Holdings, Inc. (a)	120,000	9,614

		174,845

Materials & Processing 4.5%

Ecolab, Inc. (d)	375,000	13,174
Freeport-McMoran Copper & Gold, Inc. ‘B’ (d)	180,000	6,881
Great Lakes Chemical Corp.	200,000	5,698
Masco Corp.	250,000	9,133
Vulcan Materials Co. (a)	140,000	7,645

		42,531

Technology 29.1%

Advanced Micro Devices, Inc. (a)(d)	400,000	8,808
Altera Corp. (a)(d)	345,000	7,142
Apple Computer, Inc. (a)	175,000	11,270
Avaya, Inc. (a)	750,000	12,900
Avid Technology, Inc. (a)	50,000	3,088
Brocade Communications Systems, Inc. (a)	1,375,000	10,505
CheckFree Corp. (a)	265,000	10,091
Citrix Systems, Inc. (a)	375,000	9,199
Comverse Technology, Inc. (a)	500,000	12,225
Diebold, Inc.	150,000	8,360
Dun & Bradstreet Corp. (a)	200,000	11,930
Extreme Networks, Inc. (a)	1,000,000	6,550
Fisher Scientific International, Inc. (a)(d)	175,000	10,917
IAC/InterActiveCorp. (a)(d)	285,000	7,872
Integrated Circuit Systems, Inc. (a)	375,000	7,845
Juniper Networks, Inc. (a)	350,000	9,517
Macromedia, Inc. (a)	255,000	7,936
Marvell Technology Group Ltd. (a)	320,000	11,350
Mercury Interactive Corp. (a)(d)	270,000	12,299
Microchip Technology, Inc.	305,000	8,131
NAVTEQ Corp. (a)	222,619	10,321
Sigmatel, Inc. (a)	155,000	5,507
Silicon Image, Inc. (a)	300,000	4,938
SINA Corp. (a)(d)	145,000	4,649
Symantec Corp. (a)	490,000	12,622
Tessera Technologies, Inc. (a)	345,500	12,856
TIBCO Software, Inc. (a)	650,000	8,671
Trimble Navigation Ltd. (a)	325,000	10,738
VERITAS Software Corp. (a)	325,000	9,279
Waters Corp. (a)	200,000	9,358

		276,874

Transportation 2.2%

CSX Corp.	150,000	6,012
Expeditors International Washington, Inc.	195,000	10,897
Teekay Shipping Corp.	100,000	4,211

		21,120

Total Common Stocks (Cost $689,236)		933,573

	# of Contracts
PURCHASED CALL OPTIONS 0.2%

Nasdaq 100 Index Fund
Strike @ 1600.000 Exp. 01/22/2005	375	847
Strike @ 1625.000 Exp. 01/22/2005	250	888

Total Purchased Call Options (Cost $1,994)		1,735

	Principal Amount (000s)	Value

SHORT-TERM INSTRUMENTS 17.5%

Collateral Invested for Securities on Loan (c) 15.3%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	$4,997
2.334% due 01/06/2005	15,000	14,993
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	2,000	1,996
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	2,849	2,843
2.375% due 01/27/2005	4,000	3,992
2.414% due 03/01/2005	1,000	994
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	34,500	34,500
CC USA, Inc.
2.308% due 07/05/2005 (b)	5,000	5,006
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.	25,000	25,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	2,000	2,000
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	2,000	2,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	15,000	14,999
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	5,000	4,998
2.393% due 08/16/2005 (b)	1,000	1,000
Suntrust Bank
2.000% due 01/03/2005	484	484

		145,793

Repurchase Agreement 2.2%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 02/01/2011 valued at $21,793. Repurchase proceeds are $21,366.)	21,363	21,363

Total Short-Term Instruments (Cost $167,170)		167,156

Total Investments 115.7% (Cost $858,400)		$1,102,464

Written Options (e) (0.1%) (Premiums $267)		(720)

Other Assets and Liabilities (Net) (15.6%)		(148,817)

Net Assets 100.0%		$952,927

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  33

Schedule of Investments (Cont.)

PEA Target Fund

December 31, 2004 (Unaudited)

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $140,956; cash collateral of $145,603 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - AMEX Coach, Inc.	$55.000	02/19/2005	500	$58	$175
Call - AMEX Harman International Industry, Inc.	145.000	01/22/2005	250	30	4
Call - AMEX MGM Mirage, Inc.	65.000	01/22/2005	500	34	397
Call - AMEX Polaris Industry, Inc.	70.000	03/19/2005	250	41	64
Call - AMEX Varian Medical Systems, Inc.	45.000	02/19/2005	500	47	58
Call - AMEX Whole Foods Market, Inc.	105.000	01/22/2005	500	39	11
Call - PHIX Zimmer Holdings, Inc.	90.000	03/19/2005	125	18	11

				$267	$720

34  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.3%

Aerospace 4.5%

Boeing Co.	3,062,300	$158,535

Capital Goods 10.7%

ABB Ltd. (a)	10,300,000	57,887
General Electric Co.	3,350,800	122,304
Honeywell International, Inc.	3,240,000	114,728
Tyco International Ltd. (d)	2,442,100	87,281

		382,200

Communications 0.2%

Nextel Communications, Inc. ‘A’ (a)	280,000	8,400

Consumer Discretionary 4.8%

J.C. Penney Co., Inc.	1,779,100	73,655
Navistar International Corp. (a)	850,300	37,396
Sony Corp.	1,487,700	58,087

		169,138

Consumer Services 4.9%

Liberty Media Corp. ‘A’ (a)	15,627,599	171,591
Time Warner, Inc. (a)(d)	120,000	2,333

		173,924

Consumer Staples 8.9%

Altria Group, Inc.	3,045,000	186,050
Cadbury Schweppes PLC (a)	2,600,000	24,207
Safeway, Inc. (a)	5,402,600	106,647

		316,904

Energy 0.1%

YUKOS SP - ADR (a)(d)	1,065,400	3,196

Environmental Services 1.5%

Waste Management, Inc.	1,740,000	52,096

Financial & Business Services 28.6%

Bank of America Corp.	2,782,214	130,736
Citigroup, Inc.	3,580,000	172,484
Fannie Mae (d)	2,692,200	191,712
Freddie Mac	2,338,600	172,355
Genworth Financial, Inc. ‘A’	1,774,200	47,903
J.P. Morgan Chase & Co.	4,073,200	158,896
Lehman Brothers Holdings, Inc. (d)	130,000	11,372
Merrill Lynch & Co., Inc. (d)	1,750,000	104,598
Prudential Financial, Inc.	230,000	12,641
St. Paul Travelers Cos., Inc.	350,583	12,996

		1,015,693

Healthcare 4.5%

Bristol-Myers Squibb Co.	40,000	1,025
Merck & Co., Inc. (d)	1,110,000	35,675
Schering-Plough Corp.	5,957,300	124,389

		161,089

Materials & Processing 3.0%

Abitibi-Consolidated, Inc.	5,638,700	38,873
Alcan, Inc. (d)	1,168,316	57,294
Alcoa, Inc. (a)	100,000	3,142
International Paper Co. (d)	170,000	7,140

		106,449

Technology 8.3%

Avnet, Inc. (a)	1,596,100	29,113
Electronic Data Systems Corp. (d)	1,280,000	29,568
Hewlett-Packard Co. (d)	4,558,000	95,581
Micron Technology, Inc. (a)(d)	2,739,077	33,828
Nokia Corp. SP - ADR (a)(d)	100,000	1,567
Sanmina-SCI Corp. (a)	9,228,500	78,165
Teradyne, Inc. (a)	1,500,900	25,620

		293,442

Utilities 0.3%

Korea Electric Power Corp. (a)	447,000	11,560

Total Common Stocks (Cost $2,463,260)		2,852,626

EXCHANGE-TRADED FUNDS 4.3%

Index Funds 4.3%

iShares Russell 1000 Value Index Fund (d)	1,730,000	114,820
SPDR Trust (d)	327,000	39,525

Total Exchange-Traded Funds (Cost $134,089)		154,345

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES 0.3%

Industrials 0.3%

Micron Technology, Inc.
2.500% due 02/01/2010 (a)(d)	$2,760	3,277
Tyco International Group S.A.
2.750% due 01/15/2018 (a)	3,000	4,770
3.125% due 01/15/2023 (a)	1,500	2,528

Total Convertible Bonds & Notes (Cost $7,260)		10,575

SHORT-TERM INSTRUMENTS 21.8%

Collateral Invested for Securities on Loan (c) 7.1%

Bavaria TRR Corp.
2.334% due 01/06/2005	8,000	7,996
2.401% due 01/06/2005	20,000	19,991
2.404% due 01/20/2005	10,200	10,185
2.395% due 01/28/2005	33,000	32,932
Bavaria Universal Funding Corp.
2.375% due 01/18/2005	3,424	3,416
2.375% due 01/27/2005	20,000	19,960
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	11,500	11,500
CC USA, Inc.
2.308% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding Corp.
2.375% due 01/31/2005	5,000	4,989
2.023% due 07/08/2005 (b)	5,000	5,000
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	20,000	20,004
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	25,000	24,998
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
K2 LLC
2.393% due 09/15/2005 (b)	15,000	14,998
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	10,000	9,997
2.393% due 08/16/2005 (b)	10,000	9,997
Sheffield Receivables Corp.
2.345% due 01/13/2005	1,000	998
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
Suntrust Bank
2.000% due 01/03/2005	499	499

		251,496

Repurchase Agreement 14.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 3.000% - 6.250% due 02/15/2008 - 07/15/2032 valued at $508,770 and Federal Home Loan Bank 3.040% due 04/02/2018 valued at $24,483. Repurchase proceeds are $522,839.)	522,756	522,756

Total Short-Term Instruments (Cost $774,262)		774,252

Total Investments (e) 106.7% (Cost $3,378,871)		$3,791,798

Other Assets and Liabilities (Net) (6.7%)		(239,720)

Net Assets 100.0%		$3,552,078

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $244,412; cash collateral of $251,417 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $151,741, which represents 4.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  35

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.9%

Aerospace 1.1%

United Technologies Corp.	56,500	$5,839

Capital Goods 7.9%

Danaher Corp.	140,500	8,066
General Electric Co.	653,000	23,834
Tyco International Ltd.	306,200	10,944

		42,844

Consumer Discretionary 9.7%

Coach, Inc. (a)	120,900	6,819
J.C. Penney Co., Inc. (a)(d)	231,200	9,572
Lowe’s Cos., Inc. (a)	116,800	6,726
Nike, Inc. ‘B’	130,300	11,817
Starbucks Corp. (a)(d)	145,500	9,073
Walgreen Co.	239,900	9,205

		53,212

Consumer Services 5.6%

Carnival Corp. (d)	249,700	14,390
News Corp. ‘A’ (a)(d)	592,600	11,058
Univision Communications, Inc. ‘A’ (a)	184,100	5,389

		30,837

Consumer Staples 6.7%

Avon Products, Inc.	137,400	5,317
Gillette Co. (a)	216,300	9,686
PepsiCo, Inc.	178,800	9,333
Procter & Gamble Co.	225,500	12,421

		36,757

Energy 7.0%

Apache Corp.	130,500	6,599
Exxon Mobil Corp.	183,100	9,386
Noble Corp. (a)	156,100	7,764
Schlumberger Ltd.	102,000	6,829
Smith International, Inc. (a)	136,500	7,427

		38,005

Financial & Business Services 13.2%

AFLAC, Inc.	142,800	5,689
Citigroup, Inc.	339,400	16,352
Franklin Resources, Inc.	189,000	13,164
Golden West Financial Corp.	156,200	9,594
Merrill Lynch & Co., Inc.	222,400	13,293
Willis Group Holdings Ltd.	133,100	5,480
Zions Bancorporation (a)	120,500	8,198

		71,770

Healthcare 17.9%

Abbott Laboratories (a)	345,700	16,127
Aetna, Inc.	73,100	9,119
Amgen, Inc. (a)(d)	103,800	6,659
Biogen Idec, Inc. (a)(d)	178,500	11,890
Gilead Sciences, Inc. (a)	266,600	9,328
IVAX Corp. (a)	251,600	3,980
Johnson & Johnson	167,800	10,642
Medtronic, Inc.	216,200	10,739
Novartis AG SP - ADR (a)	215,400	10,886
UnitedHealth Group, Inc. (a)	96,800	8,521

		97,891

Technology 23.0%

Apple Computer, Inc. (a)	102,000	6,569
Autodesk, Inc.	131,300	4,983
Broadcom Corp. ‘A’ (a)	286,300	9,242
Dell, Inc. (a)	250,900	10,573
eBay, Inc. (a)(d)	42,700	4,965
Juniper Networks, Inc. (a)	330,300	8,981
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(e)	490	1
Marvell Technology Group Ltd. (a)	299,100	10,609
Microsoft Corp.	291,000	7,773
Motorola, Inc.	461,900	7,945
NCR Corp. (a)	134,100	9,284
Oracle Corp. (a)(d)	944,500	12,959
QUALCOMM, Inc.	150,600	6,385
Symantec Corp. (a)	373,000	9,608
Yahoo!, Inc. (a)(d)	414,600	15,622

		125,499

Transportation 3.8%

FedEx Corp. (d)	77,900	7,672
United Parcel Service, Inc. ‘B’	150,500	12,862

		20,534

Total Common Stocks (Cost $456,500)		523,188

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 16.5%

Collateral Invested for Securities on Loan (c) 15.0%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.401% due 01/06/2005	4,000	3,998
Bear Stearns Cos., Inc.	20,000	20,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	3,000	2,999
Park Granada LLC
2.367% due 01/31/2005	10,000	9,970
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
1.999% due 01/03/2005	129	130

		82,088

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.250% due 01/15/2009 valued at $8,104. Repurchase proceeds are $7,944.)	7,943	7,943

Total Short-Term Instruments (Cost $90,047)		90,031

Total Investments 112.4% (Cost $546,547)		$613,219

Other Assets and Liabilities (Net) (12.4%)		(67,460)

Net Assets 100.0%		$545,759

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $78,993; cash collateral of $81,991 was received with which the Fund purchased securities.
(e)	The warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.750 until December 10, 2007.

36  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.4%

Aerospace 1.9%

Goodrich Corp.	88,350	$2,884

Building 0.2%

Pulte Homes, Inc. (a)	4,950	316

Capital Goods 4.9%

Cintas Corp. (a)	51,650	2,265
Danaher Corp.	25,700	1,475
Ingersoll-Rand Co. ‘A’	45,200	3,630

		7,370

Communications 3.0%

Amdocs Ltd. (a)	74,500	1,956
Nextel Partners, Inc. ‘A’ (a)	127,500	2,491

		4,447

Consumer Discretionary 13.4%

Bed Bath & Beyond, Inc. (a)	46,800	1,864
Cheesecake Factory, Inc. (a)	52,050	1,690
Coach, Inc. (a)	9,550	539
Harman International Industries, Inc.	4,600	584
J.C. Penney Co., Inc.	67,700	2,803
Marvel Enterprises, Inc. (a)(b)	85,500	1,751
PETsMART, Inc.	44,700	1,588
Polo Ralph Lauren Corp. ‘A’	10,100	430
RadioShack Corp.	71,800	2,361
Regis Corp.	22,000	1,015
Staples, Inc. (a)	69,640	2,348
TJX Cos., Inc. (b)	55,000	1,382
Williams-Sonoma, Inc. (a)	51,000	1,787

		20,142

Consumer Services 9.4%

Career Education Corp. (a)(b)	34,100	1,364
Corporate Executive Board Co.	6,900	462
Cox Radio, Inc. ‘A’ (a)	50,200	827
Entercom Communications Corp. (a)	22,000	790
Hilton Hotels Corp.	143,600	3,265
Robert Half International, Inc.	10,400	306
Royal Caribbean Cruises Ltd.	52,900	2,880
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	58,550	3,419
Univision Communications, Inc. ‘A’ (a)	16,200	474
Westwood One, Inc. (a)	11,200	302

		14,089

Consumer Staples 1.3%

Constellation Brands, Inc. ‘A’ (a)	7,300	340
Estee Lauder Cos., Inc. ‘A’	35,500	1,625

		1,965

Energy 3.4%

BJ Services Co. (b)	7,500	349
Nabors Industries Ltd. (a)	7,500	385
Noble Corp. (a)	28,500	1,418
Smith International, Inc. (a)	18,600	1,012
Ultra Petroleum Corp. (a)	4,850	233
Weatherford International Ltd. (a)	25,200	1,293
XTO Energy, Inc.	10,900	386

		5,076

Financial & Business Services 9.1%

Ameritrade Holding Corp. (a)	146,700	2,086
CapitalSource, Inc. (a)(b)	87,150	2,237
City National Corp.	29,800	2,105
Fidelity National Financial, Inc.	5,800	265
Franklin Resources, Inc.	33,200	2,312
Mellon Financial Corp.	11,250	350
RenaissanceRe Holdings Ltd.	4,750	247
SEI Investments Co.	39,450	1,654
Willis Group Holdings Ltd.	7,450	307
Zions Bancorporation	30,750	2,092

		13,655

Healthcare 17.1%

Aetna, Inc.	3,450	430
Amylin Pharmaceuticals, Inc. (a)	58,550	1,368
Biomet, Inc.	34,950	1,517
C.R. Bard, Inc.	5,550	355
Caremark Rx, Inc. (a)	30,400	1,199
Community Health Systems, Inc. (a)	38,300	1,068
Covance, Inc. (a)	7,120	276
Cytyc Corp. (a)	75,100	2,071
Elan Corp. PLC SP - ADR (a)(b)	91,500	2,493
Gen-Probe, Inc. (a)	47,400	2,143
IVAX Corp. (a)	117,900	1,865
Kinetic Concepts, Inc. (a)	31,750	2,423
Medicines Co. (a)(b)	29,600	852
Mylan Laboratories, Inc. (b)	16,990	300
Nektar Therapeutics, Inc. (a)	14,100	285
Neurocrine Biosciences, Inc. (a)	18,100	892
OSI Pharmaceuticals, Inc. (a)	20,300	1,519
PacifiCare Health Systems, Inc. (a)	33,580	1,898
Pharmion Corp. (a)(b)	17,800	751
United Therapeutics Corp. (a)	22,950	1,036
Varian Medical Systems, Inc. (a)	13,000	562
WellPoint, Inc. (a)	3,300	380

		25,683

Materials & Processing 4.8%

Air Products & Chemicals, Inc.	43,500	2,522
American Standard Cos., Inc. (a)	68,700	2,839
Rohm & Haas Co.	42,050	1,860

		7,221

Technology 29.6%

Advanced Micro Devices, Inc. (a)(b)	153,800	3,387
Affiliated Computer Services, Inc. ‘A’ (a)(b)	28,000	1,685
Apple Computer, Inc. (a)	42,700	2,750
Ask Jeeves, Inc. (a)	51,200	1,370
ATI Technologies, Inc. (a)	47,700	925
Broadcom Corp. ‘A’ (a)	76,000	2,453
Citrix Systems, Inc. (a)	38,700	949
Comverse Technology, Inc. (a)	89,100	2,179
Corning, Inc. (a)	160,700	1,891
Diebold, Inc.	50,100	2,792
F5 Networks, Inc. (a)	30,500	1,486
Fiserv, Inc. (a)	6,900	277
Fisher Scientific International, Inc. (a)	29,890	1,865
Juniper Networks, Inc. (a)	11,300	307
KLA-Tencor Corp. (a)	21,450	999
Linear Technology Corp.	10,000	388
Macromedia, Inc. (a)	10,200	317
Marvell Technology Group Ltd. (a)	56,500	2,004
McAfee, Inc. (a)	83,750	2,423
Mercury Interactive Corp. (a)	48,400	2,205
Microchip Technology, Inc.	42,400	1,130
Molex, Inc. ‘A’	12,500	333
Monster Worldwide, Inc. (a)	76,900	2,587
National Semiconductor Corp.	126,700	2,274
NCR Corp. (a)	5,850	405
Novell, Inc. (a)	76,000	513
Red Hat, Inc. (a)(b)	66,700	890
VeriSign, Inc. (a)	10,200	342
Waters Corp. (a)	20,400	955
Xilinx, Inc. (b)	81,500	2,416

		44,497

Transportation 1.3%

Expeditors International Washington, Inc.	8,700	486
Southwest Airlines Co.	93,300	1,519

		2,005

Total Common Stocks (Cost $132,175)		149,350

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 11.4%

Collateral Invested for Securities on Loan (c) 11.4%

Bavaria TRR Corp.
2.401% due 01/06/2005	$4,000	3,998
Fortis Funding LLC
2.250% due 01/03/2005	8,200	8,200
Suntrust Bank
2.000% due 01/03/2005	5,038	5,039

Total Short-Term Instruments (Cost $17,237)		17,237

Total Investments 110.8% (Cost $149,412)		$166,587

Other Assets and Liabilities (Net) (10.8%)		(16,303)

Net Assets 100.0%		$150,284

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Portion of securities on loan with an aggregate market value of $16,515; cash collateral of $17,207 was received with which the Fund purchased securities.
(c)	Securities purchased with the cash proceeds from securities on loans.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  37

Schedule of Investments

RCM Tax-Managed Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.3%

Aerospace 2.1%

United Technologies Corp.	7,700	$796

Capital Goods 7.4%

General Electric Co.	44,000	1,606
Tyco International Ltd.	34,300	1,226

		2,832

Communications 1.6%

Vodafone Group PLC SP - ADR	22,500	616

Consumer Discretionary 10.5%

Harman International Industries, Inc.	6,750	857
Starbucks Corp. (a)(c)	21,200	1,322
Target Corp. (c)	12,500	649
Walgreen Co.	31,500	1,209

		4,037

Consumer Services 6.6%

E.W. Scripps Co. ‘A’	12,000	579
Harley-Davidson, Inc.	15,600	948
News Corp. ‘A’ (a)(c)	55,000	1,026

		2,553

Consumer Staples 13.7%

PepsiCo, Inc.	23,000	1,201
Procter & Gamble Co.	20,750	1,143
SYSCO Corp.	32,000	1,222
Whole Foods Market, Inc. (c)	8,000	763
Wm. Wrigley Jr. Co.	13,500	934

		5,263

Energy 6.9%

BP PLC SP - ADR	13,500	788
Schlumberger Ltd.	15,500	1,038
Smith International, Inc. (a)	15,000	816

		2,642

Financial & Business Services 6.6%

Fifth Third Bancorp	17,000	804
Merrill Lynch & Co., Inc.	22,000	1,315
Willis Group Holdings Ltd.	10,600	436

		2,555

Healthcare 16.4%

Abbott Laboratories (a)	17,800	830
Amgen, Inc. (a)	12,000	770
Genentech, Inc. (a)	7,200	392
Johnson & Johnson	17,000	1,078
Medtronic, Inc.	23,500	1,167
Nektar Therapeutics, Inc. (a)	23,900	484
Stryker Corp. (c)	15,500	748
Teva Pharmaceutical Industries Ltd. SP - ADR	27,500	821

		6,290

Technology 22.1%

Dell, Inc. (a)	30,000	1,264
Gentex Corp.	22,000	814
Juniper Networks, Inc. (a)	35,000	952
Macromedia, Inc. (a)	10,000	311
Marvell Technology Group Ltd. (a)	28,500	1,011
Microsoft Corp.	42,950	1,147
Novell, Inc. (a)	47,000	317
Oracle Corp. (a)	58,000	796
Symantec Corp. (a)	32,750	844
Yahoo!, Inc. (a)	27,500	1,036

		8,492

Transportation 3.4%

United Parcel Service, Inc. ‘B’	15,500	1,325

Total Common Stocks (Cost $30,794)		37,401

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 12.5%

Collateral Invested for Securities on Loan (b) 9.8%

Bear Stearns Cos., Inc.	$1,000	1,000
Fortis Funding LLC
2.250% due 01/03/2005	1,700	1,700
Suntrust Bank
2.000% due 01/03/2005	1,077	1,077

		3,777

Repurchase Agreement 2.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 0.000% due 01/12/2005 valued at $1,054. Repurchase proceeds are $1,029.)	1,029	1,029

Total Short-Term Instruments (Cost $4,806)		4,806

Total Investments 109.8% (Cost $35,600)		$42,207

Other Assets and Liabilities (Net) (9.8%)		(3,783)

Net Assets 100.0%		$38,424

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $3,628; cash collateral of $3,770 was received with which the Fund purchased securities.

38  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

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12.31.04  |  PIMCO Funds Semi-Annual Report  39

Financial Highlights – Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
CCM Capital Appreciation Fund

Class D
12/31/2004+	$16.19	$0.08	(a)	$1.42	(a)	$1.50	$(0.08)	$0.00	$0.00	$(0.08)
06/30/2004	13.95	(0.01	)(a)	2.25	(a)	2.24	0.00	0.00	0.00	0.00
06/30/2003	14.56	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00	0.00	0.00
06/30/2002	17.45	0.01	(a)	(2.87	)(a)	(2.86)	(0.03)	0.00	0.00	(0.03)
06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)	(0.13)	(7.98)	0.00	(8.11)
06/30/2000	26.63	(0.03	)(a)	5.36	(a)	5.33	(0.08)	(5.00)	0.00	(5.08)

CCM Mid-Cap Fund

Class D
12/31/2004+	$21.38	$0.00	(a)	$2.35	(a)	$2.35	$0.00	$0.00	$0.00	$0.00
06/30/2004	17.38	(0.02	)(a)	4.06	(a)	4.00	0.00	0.00	0.00	0.00
06/30/2003	17.84	(0.06	)(a)	(0.40	)(a)	(0.46)	0.00	0.00	0.00	0.00
06/30/2002	21.13	0.00	(a)	(3.16	)(a)	(3.16)	(0.11)	0.00	(0.02)	(0.13)
06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)	(0.13)	(8.79)	0.00	(8.92)
06/30/2000	22.90	(0.01	)(a)	7.85	(a)	7.84	(0.01)	(0.02)	0.00	(0.03)

NACM Flex-Cap Value Fund

Class D
12/31/2004+	$15.29	$0.05	(a)	$1.97	(a)	$2.02	$0.00	$(0.83)	$0.00	$(0.83)
06/30/2004	12.38	0.02	(a)	3.33	(a)	3.35	(0.02)	(0.42)	0.00	(0.44)
07/19/2002 – 06/30/2003	10.00	0.06	(a)	2.52	(a)	2.58	(0.03)	(0.17)	0.00	(0.20)

NACM Growth Fund

Class D
12/31/2004+	$11.93	$0.01	(a)	$1.30	(a)	$1.31	$0.00	$(0.29)	$0.00	$(0.29)
06/30/2004	11.21	(0.07	)(a)	0.92	(a)	0.85	0.00	(0.13)	0.00	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.04	)(a)	1.25	(a)	1.21	0.00	0.00	0.00	0.00

NFJ Dividend Value Fund

Class D
12/31/2004+	$12.53	$0.15	(a)	$1.00	(a)	$1.15	$(0.15)	$(0.15)	$0.00	$(0.30)
06/30/2004	10.51	0.30	(a)	2.05	(a)	2.35	(0.24)	(0.09)	0.00	(0.33)
06/30/2003	11.32	0.27	(a)	(0.28	)(a)	(0.01)	(0.30)	(0.50)	0.00	(0.80)
10/31/2001 – 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15	(0.28)	(0.86)	0.00	(1.14)

NFJ Large-Cap Value Fund

Class D
12/31/2004+	$14.63	$0.12	(a)	$1.56	(a)	$1.68	$(0.11)	$(0.59)	$0.00	$(0.70)
06/30/2004	12.23	0.18	(a)	2.38	(a)	2.56	(0.16)	0.00	0.00	(0.16)
07/19/2002 – 06/30/2003	11.07	0.22	(a)	1.39	(a)	1.61	(0.19)	(0.26)	0.00	(0.45)

NFJ Small-Cap Value Fund

Class D
12/31/2004+	$27.72	$0.24	(a)	$3.35	(a)	$3.59	$(0.39)	$(1.60)	$0.00	$(1.99)
06/30/2004	21.92	0.49	(a)	5.81	(a)	6.30	(0.27)	(0.23)	0.00	(0.50)
06/30/2003	21.85	0.41	(a)	(0.06	)(a)	0.35	(0.23)	(0.05)	0.00	(0.28)
06/30/2001 – 06/30/2002	21.85	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00	0.00

PEA Growth & Income Fund

Class D
12/31/2004+	$7.58	$0.05	(a)	$0.45	(a)	$0.50	$(0.04)	$0.00	$0.00	$(0.04)
06/30/2004	6.51	0.08	(a)	1.09	(a)	1.17	(0.10)	0.00	0.00	(0.10)
06/30/2003	6.98	0.08	(a)	(0.45	)(a)	(0.37)	(0.10)	0.00	0.00	(0.10)
06/30/2002	9.22	0.08	(a)	(2.29	)(a)	(2.21)	(0.03)	0.00	0.00	(0.03)
07/31/2000 – 06/30/2001	13.11	0.07	(a)	(0.30	)(a)	(0.23)	(0.03)	(3.63)	0.00	(3.66)

40  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
CCM Capital Appreciation Fund

Class D
12/31/2004+	$0.00	$17.61	9.29%	$8,227	1.11	%*(d)	0.95	%*	58%
06/30/2004	0.00	16.19	16.06	4,103	1.11	(d)	(0.05)		148
06/30/2003	0.00	13.95	(4.19)	3,780	1.10		(0.07)		161
06/30/2002	0.00	14.56	(16.43)	3,655	1.11	(d)	0.08		110
06/30/2001	0.00	17.45	(9.18)	2,937	1.10		0.18		112
06/30/2000	0.00	26.88	22.84	524	1.11	(c)	(0.10)		119

CCM Mid-Cap Fund

Class D
12/31/2004+	$0.00	$23.73	10.99%	$21,291	1.11	%*(d)	0.00	%*	61%
06/30/2004	0.00	21.38	23.01	17,933	1.10		(0.29)		165
06/30/2003	0.00	17.38	(2.58)	10,333	1.11	(d)	(0.35)		155
06/30/2002	0.00	17.84	(14.98)	6,716	1.11	(d)	0.02		168
06/30/2001	0.00	21.13	(5.65)	6,981	1.10		0.44		153
06/30/2000	0.00	30.71	34.24	796	1.11	(c)	(0.05)		164

NACM Flex-Cap Value Fund

Class D
12/31/2004+	$0.00	$16.48	13.34%	$114	1.41	%*(g)	0.59	%*	93%
06/30/2004	0.00	15.29	27.33	74	1.40		0.16		145
07/19/2002 – 06/30/2003	0.00	12.38	26.01	15	1.41	*(f)(g)	0.55	*	173

NACM Growth Fund

Class D
12/31/2004+	$0.00	$12.95	11.02%	$13	1.27	%*(j)	0.20	%*	143%
06/30/2004	0.00	11.93	7.62	12	1.25		(0.55)		160
07/19/2002 – 06/30/2003	0.00	11.21	12.10	11	1.25	*(i)	(0.42	)*	167

NFJ Dividend Value Fund

Class D
12/31/2004+	$0.00	$13.38	9.18%	$1,265	1.21	%*(h)	2.30	%*	16%
06/30/2004	0.00	12.53	22.53	546	1.20		2.48		39
06/30/2003	0.00	10.51	0.43	42	1.20		2.82		43
10/31/2001 – 06/30/2002	0.00	11.32	10.51	83	1.21	*(e)	2.41	*	50

NFJ Large-Cap Value Fund

Class D
12/31/2004+	$0.00	$15.61	11.56%	$34	1.21	%*(h)	1.67	%*	16%
06/30/2004	0.00	14.63	21.02	29	1.20		1.30		99
07/19/2002 – 06/30/2003	0.00	12.23	(3.55)	59	1.20	*	2.02	*	54

NFJ Small-Cap Value Fund

Class D
12/31/2004+	$0.00	$29.32	12.98%	$5,321	1.26	%*(b)	1.70	%*	9%
06/30/2004	0.00	27.72	29.04	5,016	1.26	(b)	1.95		30
06/30/2003	0.00	21.92	1.75	2,158	1.25		1.98		20
06/30/2001 – 06/30/2002	0.00	21.85	0.00	11	1.25	*	0.00	*	40

PEA Growth & Income Fund

Class D
12/31/2004+	$0.00	$8.04	6.55%	$900	1.36	%*(k)	1.29	%*	11%
06/30/2004	0.00	7.58	18.00	754	1.36	(k)	1.11		83
06/30/2003	0.00	6.51	(5.18)	331	1.35		1.35		84
06/30/2002	0.00	6.98	(23.95)	78	1.35		1.02		101
07/31/2000 – 06/30/2001	0.00	9.22	4.50	11	1.35	*	0.69	*	77

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.20%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  41

Financial Highlights – Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
PEA Growth Fund

Class D
12/31/2004+	$17.61	$0.06	(a)	$0.87	(a)	$0.93	$0.00	$0.00	$0.00	$0.00
06/30/2004	14.76	(0.05	)(a)	2.90	(a)	2.85	0.00	0.00	0.00	0.00
06/30/2003	16.00	(0.03	)(a)	(1.21	)(a)	(1.24)	0.00	0.00	0.00	0.00
06/30/2002	21.73	(0.05	)(a)	(5.52	)(a)	(5.57)	0.00	(0.16)	0.00	(0.16)
06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)	0.00	(2.35)	0.00	(2.35)
01/31/2000 – 06/30/2000	32.84	(0.11	)(a)	2.03	(a)	1.92	0.00	0.00	0.00	0.00

PEA Renaissance Fund

Class D
12/31/2004+	$24.78	$(0.02	)(a)	$1.94	(a)	$1.92	$0.00	$0.00	$0.00	$0.00
06/30/2004	17.24	(0.05	)(a)	7.59	(a)	7.54	0.00	0.00	0.00	0.00
06/30/2003	19.16	0.01	(a)	(1.24	)(a)	(1.23)	0.00	(0.69)	0.00	(0.69)
06/30/2002	19.36	0.01	(a)	1.11	(a)	1.12	0.00	(1.32)	0.00	(1.32)
06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56	(0.06)	(1.13)	0.00	(1.19)
06/30/2000	18.22	0.35	(a)	(0.13	)(a)	0.22	0.00	(3.45)	0.00	(3.45)

PEA Target Fund

Class D
12/31/2004+	$17.16	$(0.06	)(a)	$1.22	(a)	$1.16	$0.00	$0.00	$0.00	$0.00
06/30/2004	13.34	(0.12	)(a)	3.94	(a)	3.82	0.00	0.00	0.00	0.00
06/30/2003	13.31	(0.08	)(a)	0.11	(a)	0.03	0.00	0.00	0.00	0.00
06/30/2002	19.30	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00	0.00	0.00
06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)	0.00	(4.03)	0.00	(4.03)
06/12/2000 – 06/30/2000	30.46	(0.01	)(a)	0.69	(a)	0.68	0.00	0.00	0.00	0.00

PEA Value Fund

Class D
12/31/2004+	$17.14	$0.07	(a)	$1.04	(a)	$1.11	$(0.07)	$(0.46)	$0.00	$(0.53)
06/30/2004	12.70	0.10	(a)	4.41	(a)	4.51	(0.07)	0.00	0.00	(0.07)
06/30/2003	13.73	0.10	(a)	(0.55	)(a)	(0.45)	0.00	(0.58)	0.00	(0.58)
06/30/2002	16.10	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)	0.00	(1.91)
06/30/2001	11.37	0.10	(a)	4.72	(a)	4.82	(0.09)	0.00	0.00	(0.09)
06/30/2000	15.29	0.23	(a)	(1.34	)(a)	(1.11)	(0.24)	(2.57)	0.00	(2.81)

42  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
PEA Growth Fund

Class D
12/31/2004+	$0.00	$18.54	(g)	5.28	%(g)	$176	1.16	%*(d)	0.72%*	16%
06/30/2004	0.00	17.61	(f)	19.31	(f)	184	1.16	(d)	(0.28)	71
06/30/2003	0.00	14.76		(7.75)		72	1.16	(d)	0.19	70
06/30/2002	0.00	16.00		(25.76)		35	1.16	(d)	(0.29)	76
06/30/2001	0.00	21.73		(32.38)		74	1.15		(0.47)	85
01/31/2000 – 06/30/2000	0.00	34.76		5.85		11	1.16	*	(0.78)*	72

PEA Renaissance Fund

Class D
12/31/2004+	$0.00	$26.70	(h)	7.75	%(h)	$215,067	1.26	%*(b)	(0.13)%*	27%
06/30/2004	0.00	24.78		43.74		392,732	1.26	(b)	(0.21)	60
06/30/2003	0.00	17.24		(5.90)		86,043	1.26	(b)	0.09	76
06/30/2002	0.00	19.16		5.46		146,584	1.26	(b)	0.04	109
06/30/2001	0.00	19.36		38.27		19,710	1.25		0.48	138
06/30/2000	0.00	14.99		3.56		1,286	1.25		2.21	133

PEA Target Fund

Class D
12/31/2004+	$0.00	$18.32		6.76	%(i)	$1,368	1.21	%*(e)	(0.67)%*	48%
06/30/2004	0.00	17.16		28.64		1,393	1.21	(e)	(0.77)	96
06/30/2003	0.00	13.34		0.22		1,166	1.21	(e)	(0.71)	105
06/30/2002	0.00	13.31		(31.04)		978	1.21	(e)	(0.66)	114
06/30/2001	0.00	19.30		(27.82)		1,763	1.20		(0.70)	109
06/12/2000 – 06/30/2000	0.00	31.14		2.23		10	1.20	*	(0.69)*	99

PEA Value Fund

Class D
12/31/2004+	$0.00	$17.72	(j)	6.52	%(j)	$435,939	1.11	%*(c)	0.80%*	22%
06/30/2004	0.00	17.14		35.58		335,765	1.11	(c)	0.64	67
06/30/2003	0.00	12.70		(2.73)		37,032	1.10		0.85	152
06/30/2002	0.00	13.73		(3.73)		40,769	1.10		0.55	190
06/30/2001	0.00	16.10		42.66		4,003	1.10		0.66	204
06/30/2000	0.00	11.37		(7.07)		46	1.11	(c)	1.71	196

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(f)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.52 and 5.16%, respectively.
(h)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the investment manager had not made repayments, end of period net asset value and total return would have been $26.69 and 7.70%, respectively.
(i)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 6.74%.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.09%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.71 and 6.43%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  43

Financial Highlights – Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Large-Cap Growth Fund

Class D
12/31/2004+	$12.08	$0.01	(a)	$0.50	(a)	$0.51	$(0.01)	$0.00	$(0.01)
06/30/2004	10.84	(0.01	)(a)	1.28	(a)	1.27	(0.03)	0.00	(0.03)
06/30/2003	10.85	0.03	(a)	(0.01	)(a)	0.02	(0.03)	0.00	(0.03)
06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00	0.00	0.00
12/31/00	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00	(0.61)	(0.61)

RCM Mid-Cap Fund

Class D
12/31/2004+	$2.51	$(0.01	)(a)	$0.17	(a)	$0.16	$0.00	$0.00	$0.00
06/30/2004	2.06	(0.02	)(a)	0.47	(a)	0.45	0.00	0.00	0.00
06/30/2003	1.99	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00	0.00
06/30/2002	2.77	(0.02	)(a)	(0.76	)(a)	(0.78)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00	0.00	0.00
12/29/2000 – 12/31/2000	3.33	0.00	(a)	0.00	(a)	0.00	0.00	0.00	0.00

RCM Tax-Managed Growth Fund

Class D
12/31/2004+	$10.73	$0.02	(a)	$0.39	(a)	$0.41	$0.00	$0.00	$0.00
06/30/2004	9.41	(0.03	)(a)	1.35	(a)	1.32	0.00	0.00	0.00
06/30/2003	9.41	(0.01	)(a)	0.01	(a)	0.00	0.00	0.00	0.00
06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00	0.00	0.00
12/31/00	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00	0.00	0.00

44  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Large-Cap Growth Fund

Class D
12/31/2004+	$0.00		$12.58	4.23%	$64,289	1.21	%*(c)	1.21	%*(c)	0.23%*	73%
06/30/2004	0.00		12.08	11.72	70,078	1.21	(c)	1.21	(c)	(0.11)	82
06/30/2003	0.00		10.84	0.21	70,789	1.00		1.00		0.33	25
06/30/2002	0.00		10.85	(22.83)	57,703	1.00		1.13		0.07	36
01/01/2001 – 06/30/2001	0.00		14.06	(16.16)	41,355	1.00	*	1.36	*	(0.10)*	19
12/31/00	0.00		16.77	(8.71)	22,782	1.08		1.74		(0.29)	42

RCM Mid-Cap Fund

Class D
12/31/2004+	$0.00		$2.67	6.37%	$872	1.24	%*(f)	1.24	%*(f)	(0.69)%*	76%
06/30/2004	0.00		2.51	21.84	886	1.23	(d)	1.23	(d)	(0.81)	145
06/30/2003	0.00		2.06	3.52	3,374	1.04	(b)	1.04	(b)	(0.70)	132
06/30/2002	0.00		1.99	(28.16)	3,975	1.02		1.69		(0.80)	142
01/01/2001 – 06/30/2001	0.00		2.77	(16.82)	440	1.02	*	9.57	*	(0.54)*	76
12/29/2000 – 12/31/2000	0.00		3.33	0.00	50	0.00	*	0.00	*	0.00 *	193

RCM Tax-Managed Growth Fund

Class D
12/31/2004+	$0.00		$11.14	3.82%	$3,113	1.36	%*(e)	1.36	%*(e)	0.37%*	28%
06/30/2004	0.00		10.73	14.03	3,099	1.36	(e)	1.36	(e)	(0.29)	92
06/30/2003	0.00		9.41	0.00	3,120	1.35		1.35		(0.15)	74
06/30/2002	0.00		9.41	(20.12)	3,860	1.46		2.58		(0.42)	68
01/01/2001 – 06/30/2001	0.24	(a)	11.78	(14.26)	5,889	1.50	*	2.98	*	(0.67)*	40
12/31/00	0.00		13.75	(8.09)	6,052	1.50		3.03		(0.75)	85

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.02%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.22%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  45

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund
Assets:

Investments, at value	$1,053,535	$864,560	$7,899	$2,919	$539,251	$18,645	$3,312,561	$92,648
Investment in Affiliates, at value	0	0	0	0	5,000	0	0	0
Repurchase agreement, at value	0	0	1,133	0	0	0	0	0
Cash	0	0	1	1	1	2	2,621	23
Security lending interest receivable	20	11	0	0	10	0	80	2
Receivable for investments sold	0	0	0	0	0	0	8,732	0
Receivable for Fund shares sold	1,039	1,615	4	99	3,169	59	11,411	61
Interest and dividends receivable	809	656	8	2	1,469	64	6,359	123

	1,055,403	866,842	9,045	3,021	548,900	18,770	3,341,764	92,857

Liabilities:

Payable for investments purchased	$2,574	$15,921	$0	$0	$3,695	$87	$14,553	$0
Overdraft due to Custodian	0	0	0	0	0	0	0	0
Written options outstanding	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	881	5,651	0	0	1,611	3	11,059	85
Payable for collateral for securities on loan	153,877	53,163	0	0	94,984	0	229,149	8,092
Accrued investment advisory fee	360	316	5	1	174	7	1,639	46
Accrued administration fee	252	223	3	1	174	7	1,002	36
Accrued distribution fee	172	141	3	1	136	6	703	33
Accrued servicing fee	85	77	2	0	77	3	532	17
Other liabilities	0	0	0	0	7	0	0	0

	158,201	75,492	13	3	100,858	113	258,637	8,309

Net Assets	$897,202	$791,350	$9,032	$3,018	$448,042	$18,657	$3,083,127	$84,548

Net Assets Consist of:

Paid in capital	$822,437	$738,753	$7,639	$2,591	$393,002	$16,441	$2,304,005	$107,294
Undistributed (overdistributed) net investment income	23	44	254	12	2,972	477	45,331	136
Accumulated undistributed net realized gain (loss)	(73,407)	(97,349)	61	(13)	6,668	(293)	(15,629)	(34,159)
Net unrealized appreciation	148,149	149,902	1,078	428	45,400	2,032	749,420	11,277

	$897,202	$791,350	$9,032	$3,018	$448,042	$18,657	$3,083,127	$84,548

Net Assets:

Class D	$8,227	$21,291	$114	$13	$1,265	$34	$5,321	$900
Other Classes	888,975	770,059	8,918	3,005	446,777	18,623	3,077,806	83,648

Shares Issued and Outstanding:

Class D	467	897	7	1	95	2	182	112

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$17.61	$23.73	$16.48	$12.95	$13.38	$15.61	$29.32	$8.04

Cost of Investments Owned	$905,431	$714,680	$6,821	$2,491	$493,898	$16,614	$2,563,228	$81,375

Cost of Investment in Affiliates Owned	$0	$0	$0	$0	$5,000	$0	$0	$0

Cost of Repurchase Agreement	$0	$0	$1,133	$0	$0	$0	$0	$0

46  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands, except per share amounts	PEA Growth Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Assets:

Investments, at value	$835,548	$6,485,587	$1,102,464	$3,269,042	$613,219	$166,587	$42,207
Investment in Affiliates, at value	0	20,000	0	0	0	0	0
Repurchase agreement, at value	0	1,002,326	0	522,756	0	0	0
Cash	528	0	356	1	51	0	1
Security lending interest receivable	16	234	23	38	10	2	0
Receivable for investments sold	0	46,517	0	0	6,967	42,830	0
Receivable for Fund shares sold	269	20,147	420	18,203	24,662	120	91
Interest and dividends receivable	787	2,416	434	4,238	390	116	44

	837,148	7,577,227	1,103,697	3,814,278	645,299	209,655	42,343

Liabilities:

Payable for investments purchased	$0	$30,873	$0	$0	$1,513	$548	$25
Overdraft due to Custodian	0	1,416	0	0	0	41,334	0
Written options outstanding	246	0	720	0	0	0	0
Payable for Fund shares redeemed	3,269	39,526	2,796	6,408	15,501	114	60
Payable for collateral for securities on loan	114,597	822,850	145,793	251,496	82,088	17,237	3,777
Accrued investment advisory fee	325	3,551	471	1,408	216	80	21
Accrued administration fee	259	2,156	334	1,194	166	53	16
Accrued distribution fee	417	2,194	456	1,000	28	3	11
Accrued servicing fee	161	1,373	200	694	28	2	8
Other liabilities	0	3	0	0	0	0	1

	119,274	903,942	150,770	262,200	99,540	59,371	3,919

Net Assets	$717,874	$6,673,285	$952,927	$3,552,078	$545,759	$150,284	$38,424

Net Assets Consist of:

Paid in capital	$921,579	$5,308,931	$995,665	$3,128,956	$521,656	$491,528	$47,466
Undistributed (overdistributed) net investment income	217	(13,025)	(5,379)	2,644	187	(247)	13
Accumulated undistributed net realized gain (loss)	(359,206)	141,699	(280,983)	7,542	(42,772)	(358,174)	(15,662)
Net unrealized appreciation	155,284	1,235,680	243,624	412,936	66,688	17,177	6,607

	$717,874	$6,673,285	$952,927	$3,552,078	$545,759	$150,284	$38,424

Net Assets:

Class D	$176	$215,067	$1,368	$435,939	$64,289	$872	$3,113
Other Classes	717,698	6,458,218	951,559	3,116,139	481,470	149,412	35,311

Shares Issued and Outstanding:

Class D	9	8,056	75	24,601	5,109	326	280

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$18.54	$26.70	$18.32	$17.72	$12.58	$2.67	$11.14

Cost of Investments Owned	$680,244	$5,250,081	$858,400	$2,856,115	$546,547	$149,412	$35,600

Cost of Investment in Affiliates Owned	$0	$20,000	$0	$0	$0	$0	$0

Cost of Repurchase Agreement	$0	$1,002,326	$0	$522,756	$0	$0	$0

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  47

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund
Investment Income:

Interest	$238	$195	$3	$1	$116	$4	$719	$9
Dividends, net of foreign taxes	8,014	3,755	66	18	6,209	221	39,345	1,035
Income from Affiliate Investments	0	0	0	0	14	0	13	0
Security lending income	39	20	0	0	10	0	133	3
Miscellaneous income	0	0	0	0	0	0	1	0

Total Income	8,291	3,970	69	19	6,349	225	40,211	1,047

Expenses:

Investment advisory fees	1,933	1,624	23	6	826	35	8,162	254
Administration fees	1,339	1,136	16	5	818	34	5,029	201
Servicing fees – Class D	6	23	0	0	1	0	6	1
Distribution and/or servicing fees – Other Classes	1,372	1,115	20	7	997	40	6,381	282
Trustees’ fees	28	24	0	0	11	0	85	3
Interest expense	0	4	0	0	0	0	0	0

Total Expenses	4,678	3,926	59	18	2,653	109	19,663	741

Net Investment Income (Loss)	3,613	44	10	1	3,696	116	20,548	306

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	15,795	20,753	424	2	9,261	301	48,148	1,010
Net realized gain (loss) on options	0	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	55,014	53,082	479	249	21,417	1,399	272,974	3,635
Net change in unrealized (depreciation) on options	0	0	0	0	0	0	0	0

Net Gain	70,809	73,835	903	251	30,678	1,700	321,122	4,645

Net Increase from Repayment by Investment Manager	0	0	0	0	0	0	0	39

Net Increase in Net Assets Resulting from Operations	$74,422	$73,879	$913	$252	$34,374	$1,816	$341,670	$4,990

48  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	PEA Growth Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Investment Income:

Interest	$36	$4,614	$172	$2,745	$99	$17	$6
Dividends, net of foreign taxes	5,730	25,999	2,090	25,250	3,695	494	305
Income from Affiliate Investments	0	27	0	2	0	0	0
Security lending income	68	1,079	62	188	48	5	2
Miscellaneous income	0	2	0	0	0	0	0

Total Income	5,834	31,721	2,324	28,185	3,842	516	313

Expenses:

Investment advisory fees	1,806	18,505	2,519	6,989	1,193	441	110
Administration fees	1,441	11,297	1,789	5,961	915	289	87
Servicing fees – Class D	0	331	2	528	82	1	4
Distribution and/or servicing fees – Other Classes	3,220	18,245	3,532	7,959	232	21	98
Trustees’ fees	21	199	30	95	17	6	1
Interest expense	7	0	0	1	0	5	0

Total Expenses	6,495	48,577	7,872	21,533	2,439	763	300

Net Investment Income (Loss)	(661)	(16,856)	(5,548)	6,652	1,403	(247)	13

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	37,547	530,615	17,015	103,628	1,163	5,313	(9)
Net realized gain (loss) on options	895	0	(478)	0	0	0	0
Net realized gain on foreign currency transactions	0	12,630	0	344	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(7,451)	(70,932)	43,311	108,697	18,684	2,039	1,323
Net change in unrealized (depreciation) on options	(27)	0	(453)	0	0	0	0

Net Gain	30,964	472,313	59,395	212,669	19,847	7,352	1,314

Net Increase from Repayment by Investment Manager	877	3,837	169	1,230	0	0	0

Net Increase in Net Assets Resulting from Operations	$31,180	$459,294	$54,016	$220,551	$21,250	$7,105	$1,327

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  49

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund		NACM Growth Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,613	$(289)	$44	$(1,790)	$10	$0	$1	$(13)
Net realized gain	15,795	105,630	20,753	136,943	424	364	2	100
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0
Net change in unrealized appreciation	55,014	15,892	53,082	5,825	479	393	249	42

Net increase resulting from operations	74,422	121,233	73,879	140,978	913	757	252	129

Distributions to Shareholders:

From net investment income
Class D	(33)	0	0	0	0	0	0	0
Other Classes	(3,557)	0	0	0	0	(9)	0	0
From net realized capital gains
Class D	0	0	0	0	(5)	(1)	0	0
Other Classes	0	0	0	0	(410)	(104)	(63)	(26)

Total Distributions	(3,590)	0	0	0	(415)	(114)	(63)	(26)

Fund Share Transactions:

Receipts for shares sold
Class D	3,885	976	2,591	8,972	37	95	0	0
Other Classes	76,667	189,000	100,826	231,555	2,727	4,815	544	1,807
Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	31	0	0	0	5	1	0	0
Other Classes	3,141	0	0	0	348	96	57	22
Cost of shares redeemed
Class D	(339)	(1,268)	(1,297)	(4,147)	(9)	(44)	0	0
Other Classes	(136,361)	(160,268)	(135,990)	(244,917)	(1,095)	(507)	(463)	(693)
Net increase (decrease) resulting from Fund share transactions	(52,976)	28,440	(33,870)	(8,537)	2,013	4,456	138	1,136
Fund Redemption Fee	8	4	3	9	0	1	0	1

Total Increase (Decrease) in Net Assets	17,864	149,677	40,012	132,450	2,511	5,100	327	1,240

Net Assets:

Beginning of period	879,338	729,661	751,338	618,888	6,521	1,421	2,691	1,451

End of period*	$897,202	$879,338	$791,350	$751,338	$9,032	$6,521	$3,018	$2,691

* Including undistributed net investment income of:	$23	$0	$44	$0	$254	$244	$12	$11

50  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		PEA Growth & Income Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,696	$3,903	$116	$92	$20,548	$37,280	$306	$633
Net realized gain	9,261	6,102	301	636	48,148	152,213	1,010	8,436
Net increase from repayments by Investment Manager	0	0	0	0	0	0	39	0
Net change in unrealized appreciation	21,417	19,658	1,399	465	272,974	339,937	3,635	4,051

Net increase resulting from operations	34,374	29,663	1,816	1,193	341,670	529,430	4,990	13,120

Distributions to Shareholders:

From net investment income
Class D	(12)	(4)	0	0	(69)	(55)	(4)	(7)
Other Classes	(4,072)	(3,258)	(108)	(92)	(38,935)	(21,246)	(205)	(825)
From net realized capital gains
Class D	(12)	(1)	(1)	0	(272)	(47)	0	0
Other Classes	(4,637)	(1,137)	(664)	0	(158,878)	(20,325)	0	0

Total Distributions	(8,733)	(4,400)	(773)	(92)	(198,154)	(41,673)	(209)	(832)

Fund Share Transactions:

Receipts for shares sold
Class D	758	522	2	15	316	2,933	197	506
Other Classes	139,517	225,634	6,175	10,204	527,923	1,086,080	5,729	36,404
Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	23	5	1	0	336	102	4	7
Other Classes	6,698	3,572	651	86	155,916	31,305	169	690
Cost of shares redeemed
Class D	(126)	(46)	(3)	(48)	(610)	(1,231)	(115)	(151)
Other Classes	(27,457)	(29,681)	(1,947)	(2,385)	(287,662)	(586,939)	(13,854)	(34,242)
Net increase (decrease) resulting from Fund share transactions	119,413	200,006	4,879	7,872	396,219	532,250	(7,870)	3,214
Fund Redemption Fee	25	19	4	2	71	18	3	3

Total Increase (Decrease) in Net Assets	145,079	225,288	5,926	8,975	539,806	1,020,025	(3,086)	15,505

Net Assets:

Beginning of period	302,963	77,675	12,731	3,756	2,543,321	1,523,296	87,634	72,129

End of period*	$448,042	$302,963	$18,657	$12,731	$3,083,127	$2,543,321	$84,548	$87,634

* Including undistributed net investment income of:	$2,972	$3,360	$477	$469	$45,331	$63,787	$136	$0

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  51

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth Fund		PEA Renaissance Fund		PEA Target Fund		PEA Value Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(661)	$(7,851)	$(16,856)	$(26,243)	$(5,548)	$(12,638)	$6,652	$4,483
Net realized gain (loss)	38,442	84,946	543,245	506,975	16,537	140,500	103,972	237,792
Net increase from repayments by Investment Manager	877	1,413	3,837	0	169	162	1,230	0
Net change in unrealized appreciation (depreciation)	(7,478)	64,273	(70,932)	1,119,602	42,858	101,856	108,697	201,084

Net increase resulting from operations	31,180	142,781	459,294	1,600,334	54,016	229,880	220,551	443,359

Distributions to Shareholders:

From net investment income
Class D	0	0	0	0	0	0	(1,742)	(336)
Other Classes	0	0	0	0	0	0	(8,060)	(3,598)
From net realized capital gains
Class D	0	0	0	0	0	0	(11,388)	0
Other Classes	0	0	0	0	0	0	(78,227)	0

Total Distributions	0	0	0	0	0	0	(99,417)	(3,934)

Fund Share Transactions:

Receipts for shares sold
Class D	19	120	49,620	337,298	269	546	243,583	323,453
Other Classes	12,071	66,502	828,448	2,171,672	29,697	122,032	875,175	1,272,249
Issued in reorganization
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	12,715	328
Other Classes	0	0	0	1	0	0	70,166	3,076
Cost of shares redeemed
Class D	(35)	(26)	(230,175)	(108,346)	(375)	(631)	(173,344)	(52,536)
Other Classes	(103,807)	(255,615)	(691,340)	(1,081,960)	(109,697)	(213,355)	(271,410)	(287,360)
Net increase (decrease) resulting from Fund share transactions	(91,752)	(189,019)	(43,447)	1,318,665	(80,106)	(91,408)	756,885	1,259,210
Fund Redemption Fee	7	7	218	242	13	11	360	284

Total Increase (Decrease) in Net Assets	(60,565)	(46,231)	416,065	2,919,241	(26,077)	138,483	878,379	1,698,919

Net Assets:

Beginning of period	778,439	824,670	6,257,220	3,337,979	979,004	840,521	2,673,699	974,780

End of period*	$717,874	$778,439	$6,673,285	$6,257,220	$952,927	$979,004	$3,552,078	$2,673,699

* Including undistributed (overdistributed) net investment income of:	$217	$1	$(13,025)	$(6)	$(5,379)	$0	$2,644	$4,564

52  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,403	$848	$(247)	$(924)	$13	$(162)
Net realized gain (loss)	1,163	14,004	5,313	55,282	(9)	2,338
Net increase from repayments by Investment Manager	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	18,684	42,766	2,039	(5,770)	1,323	1,222

Net increase resulting from operations	21,250	57,618	7,105	48,588	1,327	3,398

Distributions to Shareholders:

From net investment income
Class D	(59)	(213)	0	0	0	0
Other Classes	(1,157)	(1,588)	0	0	0	0
From net realized capital gains
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(1,216)	(1,801)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class D	5,221	31,115	8	502	85	237
Other Classes	79,943	203,727	12,326	42,250	4,138	10,991
Issued in reorganization
Class D	0	0	0	0	0	121
Other Classes	0	0	0	0	0	20,148
Issued as reinvestment of distributions
Class D	56	205	0	0	0	0
Other Classes	1,080	1,488	0	0	0	0
Cost of shares redeemed
Class D	(13,424)	(40,677)	(74)	(3,544)	(181)	(803)
Other Classes	(105,914)	(145,538)	(102,116)	(84,773)	(3,840)	(8,290)
Net increase (decrease) resulting from Fund share transactions	(33,038)	50,320	(89,856)	(45,565)	202	22,404
Fund Redemption Fee	11	47	1	2	0	1

Total Increase (Decrease) in Net Assets	(12,993)	106,184	(82,750)	3,025	1,529	25,803

Net Assets:

Beginning of period	558,752	452,568	233,034	230,009	36,895	11,092

End of period*	$545,759	$558,752	$150,284	$233,034	$38,424	$36,895

* Including undistributed (overdistributed) net investment income of:	$187	$0	$(247)	$0	$13	$0

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  53

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

54  PIMCO Funds Semi-Annual Report  |  12.31.04

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund — $3,227; NACM Flex-Cap Value Fund — $209; NFJ Dividend Value Fund — $13,040; NFJ Small-Cap Value Fund — $83,766; PEA Growth & Income Fund — $6,047; PEA Growth Fund — $12,088; PEA Renaissance Fund — $301,069; PEA Target Fund — $11,220; PEA Value Fund — $138,583; RCM Large-Cap Growth Fund — $14,973; and RCM Tax-Managed Growth Fund — $2,974.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $320,990. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may

12.31.04  |  PIMCO Funds Semi-Annual Report  55

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
Fund	All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D	Class R
CCM Capital Appreciation Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
CCM Mid-Cap Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
NACM Flex-Cap Value Fund	0.65%	0.30%	0.30%	0.50%	0.50%	N/A
NACM Growth Fund	0.50%	0.30%	0.30%	0.50%	0.50%	N/A
NFJ Dividend Value Fund	0.45%	0.25%	0.25%	0.50%	0.50%	0.50%
NFJ Large-Cap Value Fund	0.45%	0.25%	N/A	0.50%	0.50%	N/A
NFJ Small-Cap Value Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%	0.25%	0.50%	0.50%	0.50%
PEA Renaissance Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Target Fund	0.55%	0.25%	0.25%	0.40%	0.40%	N/A
PEA Value Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
RCM Large-Cap Growth Fund	0.45%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Tax-Managed Growth Fund	0.60%	0.30%	N/A	0.50%	0.50%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees. Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

56  PIMCO Funds Semi-Annual Report  |  12.31.04

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $4,039,666 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C
NACM Flex-Cap Value Fund	0.96%	1.21%	1.41%	2.16%	2.16%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	12/31/2004
NACM Flex-Cap Value Fund	$84	$0	$0
NACM Growth Fund	84	0	0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a

12.31.04  |  PIMCO Funds Semi-Annual Report  57

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	PEA Growth Fund	PEA Target Fund
	Premium
Balance at 06/30/2004	$0	$0
Sales	1,593	2,417
Closing Buys	(1,296)	(2,150)
Expirations	(78)	0

Balance at 12/31/2004	$219	$267

5. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$473,053	$529,753
CCM Mid-Cap Fund	428,775	476,429
NACM Flex-Cap Value Fund	6,824	6,077
NACM Growth Fund	3,574	3,711
NFJ Dividend Value Fund	164,164	54,817
NFJ Large-Cap Value Fund	6,245	2,390
NFJ Small-Cap Value Fund	373,950	239,907
PEA Growth & Income Fund	9,077	16,474
PEA Growth Fund	109,750	200,927
PEA Renaissance Fund	1,459,256	1,902,984
PEA Target Fund	422,741	491,323
PEA Value Fund	1,021,425	602,460
RCM Large-Cap Growth Fund	374,088	418,638
RCM Mid-Cap Fund	119,019	206,794
RCM Tax-Managed Growth Fund	9,967	10,275

6. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
CCM Capital Appreciation Fund	$152,170	$(4,066)	$148,104
CCM Mid-Cap Fund	150,889	(1,009)	149,880
NACM Flex-Cap Value Fund	1,097	(19)	1,078
NACM Growth Fund	439	(11)	428
NFJ Dividend Value Fund	51,359	(6,006)	45,353
NFJ Large-Cap Value Fund	2,247	(216)	2,031
NFJ Small-Cap Value Fund	757,419	(8,086)	749,333
PEA Growth & Income Fund	12,704	(1,431)	11,273
PEA Growth Fund	169,323	(14,019)	155,304
PEA Renaissance Fund	1,347,161	(111,655)	1,235,506
PEA Target Fund	249,925	(5,861)	244,064
PEA Value Fund	449,887	(36,960)	412,927
RCM Large-Cap Growth Fund	68,041	(1,369)	66,672
RCM Mid-Cap Fund	18,799	(1,624)	17,175
RCM Tax-Managed Growth Fund	6,848	(241)	6,607

58  PIMCO Funds Semi-Annual Report  |  12.31.04

7. Affiliated Transactions

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company (amount in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Handleman Co.	5.03%	$20,248	$23,993	0.78%

The aggregate cost and value of this company at December 31, 2004, was $20,248 and $23,993 respectively. Investments in affiliate company represent 0.78% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$168
Net realized gain	$0
Change in unrealized loss	$(1,707)
Purchases	$2,934
Proceeds from sales	$0

An affiliate may include any company in which the PEA Renaissance Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Navistar International Corp.	9.11%	$183,637	$279,691	4.19%
Bowater, Inc.	9.30%	206,003	227,470	3.41%
Swift Transportation Co., Inc.	8.61%	120,410	135,642	2.03%
Sanmina-SCI Corp.	5.95%	214,184	263,765	3.95%
Reliant Energy, Inc.	6.47%	107,825	263,700	3.95%
United Rentals, Inc.	6.48%	82,532	95,364	1.43%
Visteon Corp.	6.01%	79,218	76,082	1.14%
Kulicke & Soffa Industries, Inc.	5.61%	16,542	24,849	0.37%
Crompton Corp.	5.90%	42,577	79,902	1.20%
Payless Shoesource, Inc.	5.73%	44,533	48,031	0.72%
Cooper Tire & Rubber Co.	5.54%	82,890	89,325	1.34%
AMR Corp.	5.07%	73,901	89,309	1.34%

		$1,254,252	$1,673,130	25.07%

The aggregate cost and value of these companies at December 31, 2004, was $1,254,252 and $1,673,130 respectively. Investments in affiliate companies represent 25.07% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$4,317
Net realized loss	$(2,653)
Change in unrealized gain	$174,414
Purchases	$258,374
Proceeds from sales	$26,849

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issues at December 31, 2004. Therefore, the cost and market value of the affiliate disclosure amounts include both acquisitions of new investments holdings that became affiliates during the current period.

12.31.04  |  PIMCO Funds Semi-Annual Report  59

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Flex-Cap Value Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	233	$3,885	63	$976	119	$2,591	446	$8,972	3	$37	7	$95
Other Classes	4,709	76,667	12,365	189,000	4,675	100,826	11,524	231,555	174	2,727	340	4,815

Issued as reinvestment of distributions

Class D	2	31	0	0	0	0	0	0	0	5	0	1
Other Classes	177	3,141	0	0	0	0	0	0	23	348	6	96

Cost of shares redeemed

Class D	(21)	(339)	(81)	(1,268)	(61)	(1,297)	(202)	(4,147)	(1)	(9)	(3)	(44)
Other Classes	(8,427)	(136,361)	(10,377)	(160,268)	(6,522)	(135,990)	(12,247)	(244,917)	(74)	(1,095)	(35)	(507)

Net increase (decrease) resulting from Fund share transactions	(3,327)	$(52,976)	1,970	$28,440	(1,789)	$(33,870)	(479)	$(8,537)	125	$2,013	315	$4,456

	PEA Growth & Income Fund				PEA Growth Fund				PEA Renaissance Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	26	$197	69	$506	1	$19	7	$120	2,034	$49,620	15,680	$337,298
Other Classes	757	5,729	5,132	36,404	679	12,071	3,832	66,502	35,050	828,448	99,724	2,171,670

Issued as reinvestment of distributions

Class D	1	4	1	7	0	0	0	0	0	0	0	0
Other Classes	22	169	95	690	0	0	0	0	0	0	0	1

Cost of shares redeemed

Class D	(15)	(115)	(21)	(151)	(2)	(35)	(2)	(26)	(9,828)	(230,175)	(4,822)	(108,346)
Other Classes	(1,850)	(13,854)	(4,779)	(34,242)	(6,147)	(103,807)	(15,409)	(255,615)	(29,282)	(691,340)	(50,001)	(1,081,960)

Net increase (decrease) resulting from Fund share transactions	(1,059)	$(7,870)	497	$3,214	(5,469)	$(91,752)	(11,572)	$(189,019)	(2,026)	$(43,447)	60,580	$1,318,665

	RCM Tax-Managed Growth Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	8	$85	23	$237
Other Classes	389	4,138	1,075	10,991

Issued as reinvestment of distributions

Class D	0	0	12	121
Other Classes	0	0	2,037	20,148

Cost of shares redeemed

Class D	(17)	(181)	(77)	(803)
Other Classes	(368)	(3,840)	(792)	(8,290)

Net increase (decrease) resulting from Fund share transactions	12	$202	2,278	$22,404

60  PIMCO Funds Semi-Annual Report  |  12.31.04

	NACM Growth Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	0	$0	0	$0	59	$758	44	$522	0	$2	1	$15	12	$316	127	$2,933
Other Classes	45	544	153	1.807	10,974	139,517	19,076	225,634	416	6,175	733	10,204	18,781	527,923	45,163	1,086,080

Issued as reinvestment of distributions

Class D	0	0	0	0	2	23	0	5	0	1	0	0	11	336	4	102
Other Classes	4	57	1	22	510	6,698	302	3,572	43	651	7	86	5,411	155,916	1,300	31,305

Cost of shares redeemed

Class D	0	0	0	0	(10)	(126)	(4)	(46)	0	(3)	(4)	(48)	(22)	(610)	(48)	(1,231)
Other Classes	(41)	(463)	(58)	(693)	(2,164)	(27,457)	(2,521)	(29,681)	(132)	(1,947)	(170)	(2,385)	(10,475)	(287,662)	(23,792)	(586,939)

Net increase (decrease) resulting from Fund share transactions	8	$138	96	$1,136	9,371	$119,413	16,897	$200,006	327	$4,879	567	$7,872	13,718	$396,219	22,754	$532,250

	PEA Target Fund				PEA Value Fund				RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class D	17	$269	34	$546	14,370	$243,583	19,983	$323,453	449	$5,221	2,731	$31,115	3	$8	227	$502
Other Classes	1,864	29,697	8,211	122,032	51,851	875,175	81,918	1,272,249	6,547	79,943	17,431	203,727	4,915	12,326	18,461	42,250

Issued as reinvestment of distributions

Class D	0	0	0	0	725	12,715	22	328	4	56	18	205	0	0	0	0
Other Classes	0	0	0	0	4,044	70,166	210	3,076	85	1,080	128	1,488	0	0	0	0

Cost of shares redeemed

Class D	(23)	(375)	(40)	(631)	(10,087)	(173,344)	(3,327)	(52,536)	(1,145)	(13,424)	(3,479)	(40,677)	(30)	(74)	(1,514)	(3,544)
Other Classes	(7,303)	(109,697)	(14,781)	(213,355)	(16,096)	(271,410)	(18,842)	(287,360)	(8,799)	(105,914)	(12,452)	(145,538)	(41,012)	(102,116)	(36,015)	(84,773)

Net increase (decrease) resulting from Fund share transactions	(5,445)	$(80,106)	(6,576)	$(91,408)	44,807	$756,885	79,964	$1,259,210	(2,859)	$(33,038)	4,377	$50,320	(36,124)	$(89,856)	(18,841)	$(45,565)

12.31.04  |  PIMCO Funds Semi-Annual Report  61

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

9. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by te approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

62  PIMCO Funds Semi-Annual Report  |  12.31.04

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10. Repayment by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 9 Regulatory and Litigation Matters), PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000.

PAFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused certain the Funds’ ownership of other investment companies to exceed the certain Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. PAFM and the Trustees reviewed the transactions, and PAFM has reimbursed the Funds for losses identified in that review.

11. Subsequent Events

Effective close of business on February 11, 2005, Oppenheimer Capital LLC assumed management of the PEA Renaissance Fund and PEA Value Fund. These portfolios were previously sub-advised by PEA Capital LLC, also a member of the Allianz Global Investors group of companies.

In connection with these changes, the Funds have been renamed the OpCap Renaissance Fund and the OpCap Value Fund. The two Funds will be overseen by Oppenheimer Capital CIO Colin Glinsman. Mr. Glinsman, who has 25 years of investment experience, will be working with Lois Roman and Louis Goldstein on OpCap Renaissance Fund and will be the lead manager for OpCap Value Fund. Both Funds will continue to be managed in accordance with their current investment objectives and policies.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse certain the Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to in Note 10 above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the certain Funds.

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Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

For more information, please consult your financial advisor.

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report	PZ032A_12400

Semi-Annual Report

12.31.04

PIMCO International/Sector Stock Funds

Share Class	GLOBAL STOCK FUNDS	SECTOR-RELATED STOCK FUNDS
D
	NACM Global Fund RCM Global Small-Cap Fund	RCM Innovation Fund (formerly PEA Innovation Fund)

RCM Global Healthcare Fund

	INTERNATIONAL STOCK FUNDS	RCM Biotechnology Fund

	NACM International Fund	RCM Global Technology Fund

RCM International Growth Equity Fund

NACM Pacific Rim Fund

Effective April 1, 2005,

the Multi-Manager Series

stock funds will be re-named

the Allianz Funds–please see

the back cover for more

information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name—PIMCO Advisors—will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, please contact your financial advisor.

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

PIMCO Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (3/99), RCM Global Technology (1/99), RCM International Growth Equity (3/99) and NACM International (10/04). The oldest share class for the following Funds is the A shares, and the D shares were first offered in (month/year): RCM Innovation (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-426-0107 and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107 and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Semi-Annual Report  |  12.31.04  5

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Class D Shares returned 10.96% for the six-month period ended December 31, 2004. This performance trailed the Fund’s benchmark, the MSCI All-Country World Free Index, which rose 11.77% during the same period.

•	Global equity markets performed well in the second half of 2004. Losses in July were erased by gains in each of the subsequent months. Stocks in emerging countries (MSCI Emerging Markets Index) advanced 20.28%, outperforming developed market equities (MSCI World Index), which rose 11.04%. Among developed markets, non-U.S. equities (MSCI EAFE Index) gained 15.10%, outpacing a 7.19% increase in the broad U.S. stock market (S&P 500 Index).

•	Stock selection in Canada and the consumer discretionary sector hurt the Fund’s performance versus the benchmark. Cott, a Canadian beverage producer, and The Walt Disney Company, were holdings that lagged. Actelion, a Swiss biotechnology firm, also underperformed.

•	Stock selection in the United States and the information technology and health care sectors helped relative results. Top-performing names included U.S. companies Autodesk and Kinetic Concepts. Autodesk, a publisher of CAD software, raised earnings expectations on increased strength in software upgrades. Kinetic Concepts, a medical products firm specializing in wound care, received attention in the press as a well-positioned company with solid earnings visibility.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Global Class D	10.96%	18.18%	—	—	24.20%
MSCI All-Country World Free Index	11.77%	15.76%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.87%	14.60%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,109.60	$1,017.14
Expenses Paid During Period	$8.51	$8.13

Expenses are equal to the expense ratio of 1.60% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Global Fund	MSCI All Country World Index
7/31/2002	10,000	10,000
8/31/2002	10,122	10,026
9/30/2002	9,372	8,926
10/31/2002	10,009	9,583
11/30/2002	10,600	10,107
12/31/2002	9,776	9,625
1/31/2003	9,550	9,344
2/28/2003	9,306	9,181
3/31/2003	9,315	9,146
4/30/2003	10,020	9,962
5/31/2003	10,763	10,542
6/30/2003	11,017	10,745
7/31/2003	11,515	10,983
8/31/2003	12,163	11,243
9/30/2003	12,107	11,315
10/31/2003	12,831	12,002
11/30/2003	12,907	12,186
12/31/2003	13,494	12,959
1/31/2004	13,888	13,180
2/29/2004	14,241	13,424
3/31/2004	14,433	13,353
4/30/2004	13,827	13,278
5/31/2004	13,928	13,309
6/30/2004	14,372	13,609
7/31/2004	13,687	13,213
8/31/2004	13,677	13,319
9/30/2004	14,131	13,748
10/31/2004	14,475	14,226
11/30/2004	15,625	15,214
12/31/2004	15,949	15,866

Country Allocation *

United States	48.2%
Japan	6.3%
Short-Term Instruments	6.2%
United Kingdom	5.3%
Germany	4.3%
France	3.6%
Switzerland	3.5%
Malaysia	3.0%
Other	19.6%

*	% of total investments as of Dec. 31, 2004

6  PIMCO Funds Semi-Annual Report  |  12.31.04

HEADER

PIMCO NACM International Fund

•	NACM International Fund seeks maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	The Fund’s Class D Shares returned 19.28% for the six-month period ended December 31, 2004. This compared favorably to the Fund’s benchmark, the MSCI EAFE Index, which advanced 15.10% over the same period.

•	Equity prices in non-U.S. developed countries climbed during the second half of 2004. Losses in July were more than offset by gains in each of the next five months. European stocks (MSCI Europe Index) rose 17.39%, and markets in the Pacific region (MSCI Pacific Index) advanced 10.13%.

•	Relative performance was helped by stock selection, which was particularly strong in the United Kingdom, Japan and the industrials and materials sectors. ARM Holdings, a U.K. semiconductor firm, and WMC Resources, an Australian metals producer, were two of the best-performing holdings. Despite a majority of semiconductor companies lowering third-quarter earnings guidance, ARM Holdings reported better-than-expected results. Shares of WMC Resources rose following an unsolicited takeover bid for the company.

•	While performance versus the benchmark was strong, there were a few areas of weakness. For example, an overweight in information technology and stock selection in Switzerland were unfavorable, including the Fund’s position in Converium, a global reinsurance company. Converium announced that its second-quarter results would fall short of expectations due to higher-than-anticipated reserves for U.S. casualty claims.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/07/01)
PIMCO NACM International Class D	19.28%	27.58%	—	—	10.48%
MSCI EAFE Index	15.10%	20.70%	—	—	—
Lipper International Multi-Cap Core Fund Average	14.53%	18.77%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (10/29/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,104.10	$1,006.22
Expenses Paid During Period	$2.67	$2.55

Expenses are equal to the expense ratio of 1.45% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM International	MSCI EAFE Index
5/31/2001	10,000	10,000
6/30/2001	9,690	9,577
7/31/2001	9,421	9,399
8/31/2001	9,339	9,144
9/30/2001	8,419	8,206
10/31/2001	8,752	8,414
11/30/2001	9,126	8,718
12/31/2001	9,126	8,768
1/31/2002	8,749	8,299
2/28/2002	8,781	8,346
3/31/2002	9,248	8,773
4/30/2002	9,386	8,812
5/31/2002	9,647	8,894
6/30/2002	9,303	8,526
7/31/2002	8,452	7,678
8/31/2002	8,426	7,642
9/30/2002	7,534	6,810
10/31/2002	7,885	7,171
11/30/2002	8,376	7,488
12/31/2002	8,045	7,232
1/31/2003	7,773	6,927
2/28/2003	7,591	6,755
3/31/2003	7,409	6,594
4/30/2003	8,241	7,212
5/31/2003	8,876	7,621
6/30/2003	9,049	7,787
7/31/2003	9,272	7,967
8/31/2003	9,378	8,139
9/30/2003	9,659	8,377
10/31/2003	10,195	8,894
11/30/2003	10,500	9,078
12/31/2003	11,470	9,784
1/31/2004	11,714	9,918
2/29/2004	11,983	10,135
3/31/2004	12,329	10,151
4/30/2004	11,906	9,892
5/31/2004	11,914	9,885
6/30/2004	12,268	10,082
7/31/2004	11,981	9,748
8/31/2004	12,292	9,765
9/30/2004	12,874	10,006
10/31/2004	13,254	10,341
11/30/2004	14,086	11,028
12/31/2004	14,632	11,505

Country Allocation *

United Kingdom	24.2%
Japan	23.9%
France	9.7%
Sweden	7.2%
Germany	6.2%
Short-Term Instruments	4.3%
Hong Kong	4.0%
Switzerland	3.4%
Netherlands	3.2%
Spain	3.1%
Other	10.8%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  7

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	NACM Pacific Rim Fund seeks long-term growth of capital by investing primarily in the equity securities of companies that are tied economically to countries within the Pacific Rim. The Fund invests in both developed and emerging market countries.

•	The Fund’s Class D Shares gained 10.58% for the six-month period ended December 31, 2004. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which returned 10.13% over the same period.

•	Equity markets in the Pacific Rim’s developed countries performed well during the second half of 2004. Gains in the fourth quarter offset third-quarter losses. Australia (MSCI Australia Index) was the best-performing market, advancing 21.17%. Japan (MSCI Japan Index) was the worst performer, rising only 4.00%.

•	The Fund’s relative performance benefited from an underweight in Japan, where the economy was sluggish due to high oil prices and slowing exports to China. Stock selection in Indonesia, Hong Kong and the financials sector was also favorable. One of the best-performing holdings was Bank Rakyat Indonesia, which enjoyed strong loan growth and expanding margins. Other sources of relative strength included stock selection among consumer discretionary and telecommunications services companies.

•	Positive stock selection within the information technology sector was offset by an overweight in the group, which lagged the overall return of the Index. An underweight in Australia also hurt relative performance. The country’s stock market turned in impressive results as its commodity-oriented economy benefited from China’s strong appetite for raw materials.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Class D	10.58%	20.51%	–0.83%	—	11.59%
MSCI Pacific Index	10.13%	19.29%	–3.46%	—	—
Lipper Pacific Region Fund Average	11.19%	16.04%	–4.13%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,105.80	$1,015.58
Expenses Paid During Period	$10.14	$9.70

Expenses are equal to the expense ratio of 1.91% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Pacific Rim Fund	MSCI Pacific Index
12/31/1997	10,000	10,000
1/31/1998	10,076	10,544
2/28/1998	10,336	10,924
3/31/1998	10,116	10,323
4/30/1998	9,632	10,120
5/31/1998	8,279	9,435
6/30/1998	7,725	9,418
7/31/1998	7,873	9,255
8/31/1998	7,105	8,162
9/30/1998	7,661	8,137
10/31/1998	8,296	9,548
11/30/1998	8,986	9,988
12/31/1998	9,301	10,268
1/31/1999	9,481	10,344
2/28/1999	9,127	10,143
3/31/1999	9,800	11,423
4/30/1999	11,347	12,189
5/31/1999	11,676	11,465
6/30/1999	14,112	12,522
7/31/1999	15,266	13,477
8/31/1999	15,744	13,342
9/30/1999	16,072	13,960
10/31/1999	16,478	14,502
11/30/1999	19,265	15,224
12/31/1999	22,449	16,221
1/31/2000	22,133	15,441
2/29/2000	25,342	15,104
3/31/2000	23,114	16,154
4/30/2000	20,072	15,033
5/31/2000	18,758	14,161
6/30/2000	20,348	15,255
7/31/2000	17,937	13,805
8/31/2000	21,203	14,558
9/30/2000	19,055	13,793
10/31/2000	18,143	13,002
11/30/2000	17,669	12,552
12/31/2000	16,436	12,060
1/31/2001	16,725	12,024
2/28/2001	15,812	11,513
3/31/2001	14,624	10,972
4/30/2001	15,357	11,695
5/31/2001	16,048	11,652
6/30/2001	15,599	11,096
7/31/2001	14,750	10,376
8/31/2001	14,028	10,132
9/30/2001	12,611	9,075
10/31/2001	13,005	9,172
11/30/2001	13,695	9,437
12/31/2001	13,521	9,020
1/31/2002	13,705	8,520
2/28/2002	14,352	8,749
3/31/2002	15,165	9,386
4/30/2002	15,622	9,643
5/31/2002	16,245	10,150
6/30/2002	15,337	9,622
7/31/2002	14,472	8,974
8/31/2002	14,029	8,911
9/30/2002	13,037	8,474
10/31/2002	12,573	8,137
11/30/2002	13,185	8,434
12/31/2002	12,553	8,206
1/31/2003	12,194	7,978
2/28/2003	11,856	7,986
3/31/2003	11,181	7,751
4/30/2003	11,139	7,823
5/31/2003	12,236	8,208
6/30/2003	13,249	8,731
7/31/2003	14,199	9,029
8/31/2003	15,402	9,838
9/30/2003	15,739	10,384
10/31/2003	17,448	10,926
11/30/2003	16,815	10,673
12/31/2003	17,869	11,405
1/31/2004	18,945	11,634
2/29/2004	19,367	11,731
3/31/2004	20,401	12,866
4/30/2004	19,536	12,175
5/31/2004	19,009	11,864
6/30/2004	19,473	12,354
7/31/2004	18,164	11,821
8/31/2004	18,629	11,977
9/30/2004	18,713	11,932
10/31/2004	19,093	12,285
11/30/2004	20,485	12,986
12/31/2004	21,534	13,604

Country Allocation *

Japan	40.3%
Short-Term Instruments	10.9%
Taiwan	8.9%
Australia	8.0%
Hong Kong	7.5%
South Korea	6.9%
Thailand	3.6%
Malaysia	3.3%
China	3.0%
Other	7.6%

*	% of total investments as of Dec. 31, 2004

8  PIMCO Funds Semi-Annual Report  |  12.31.04

A SECTOR-RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	RCM Biotechnology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the biotechnology industry.

•	The Fund’s Class D Shares returned 3.78% for the six-months ended December 31, 2004. This performance trailed the 7.19% return of the S&P 500 Index but surpassed the 1.22% of the NASDAQ Biotechnology Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, concerned over rising interest rates, higher oil prices and the upcoming presidential election. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell nearly 2%. A late in the year rally helped the market end on a strong note. The higher-beta biotechnology industry trailed the market in this environment.

•	While the Fund posted positive absolute returns and outperformed the Biotechnology Index, it trailed the broad market (as measured by the S&P 500 Index). Performance relative to the overall market was hurt by the Fund’s holdings in generic drugs. For example, the Fund saw disappointing results from its position in Teva Pharmaceuticals, a global pharmaceutical company that saw net income fall due to the acquisition of R&D in process and the impairment of product rights.

•	Performance was also hindered by the Fund’s exposure in genomic based biopharmaceuticals. One holding that did not perform well for the Fund in this area was Corgentech. More positive results from holdings such as Exelixis and Human Genome Sciences Inc. helped to compensate.

•	The Fund’s performance was helped by several sector positions, including specialty drugs, emerging pharmaceuticals and R&D services and bioinformatics.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Biotechnology Class D	3.78%	15.68%	5.91%	—	18.67%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
NASDAQ Biotechnology Index	1.22%	6.14%	–2.72%	—	—
AMEX Biotechnology Index	4.28%	11.08%	6.82%	—	—
80% NASDAQ Biotech Index/20% MSCI World Pharm & Biotech Index	0.42%	4.40%	–0.50%	—	—
Lipper Health/Biotechnology Fund Average	2.94%	8.78%	7.84%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index, the AMEX Biotechnology Index and the 80% NASDAQ Biotech/20% MSCI World Pharm & Biotech Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,037.80	$1,017.09
Expenses Paid During Period	$8.27	$8.19

Expenses are equal to the expense ratio of 1.61% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Biotechnology	S&P 500 Index	NASDAQ Biotechnology Index	AMEX Biotechnology Index	80% NASDAQ Biotech Index/ 20% MSCI World Pharm & Biotech Index
12/31/1997	10,000	10,000	10,000	10,000	10,000
1/31/1998	10,260	10,111	9,966	9,693	10,147
2/28/1998	10,490	10,840	10,391	9,894	10,599
3/31/1998	10,589	11,395	11,168	10,746	11,251
4/30/1998	10,470	11,510	10,916	10,783	11,063
5/31/1998	10,349	11,312	10,536	9,928	10,704
6/30/1998	10,030	11,771	10,467	9,039	10,776
7/31/1998	10,110	11,646	10,784	8,494	11,047
8/31/1998	7,930	9,962	8,414	6,434	8,944
9/30/1998	9,110	10,600	10,510	8,580	10,861
10/31/1998	9,880	11,462	11,387	10,102	11,709
11/30/1998	10,560	12,157	11,782	10,072	12,154
12/31/1998	11,775	12,858	14,431	11,396	14,457
1/31/1999	12,383	13,395	15,907	12,095	15,635
2/28/1999	11,776	12,979	14,975	10,884	14,894
3/31/1999	11,519	13,498	16,443	11,509	16,109
4/30/1999	11,262	14,021	15,001	11,766	14,749
5/31/1999	11,437	13,690	16,156	12,381	15,578
6/30/1999	12,796	14,450	16,739	13,195	16,111
7/31/1999	13,290	13,999	18,903	15,421	17,658
8/31/1999	15,050	13,929	20,739	16,549	19,159
9/30/1999	15,050	13,548	19,453	15,561	18,087
10/31/1999	15,606	14,405	19,784	16,177	18,700
11/30/1999	17,418	14,698	22,344	17,736	20,601
12/31/1999	24,895	15,564	29,105	24,098	25,259
1/31/2000	30,093	14,782	33,529	26,682	28,347
2/29/2000	50,662	14,502	48,731	43,184	38,201
3/31/2000	33,964	15,920	36,183	30,778	30,919
4/30/2000	32,534	15,441	31,446	30,002	27,960
5/31/2000	30,406	15,125	30,569	28,871	27,503
6/30/2000	43,241	15,497	40,162	39,663	34,852
7/31/2000	41,883	15,255	37,085	36,414	32,347
8/31/2000	51,742	16,203	44,988	47,612	37,822
9/30/2000	54,764	15,347	43,409	47,393	37,114
10/31/2000	49,627	15,282	39,876	45,203	34,746
11/30/2000	41,161	14,077	34,616	35,738	31,429
12/31/2000	45,293	14,146	35,793	39,058	32,415
1/31/2001	42,082	14,648	34,411	38,495	30,880
2/28/2001	36,902	13,313	31,762	36,455	29,019
3/31/2001	29,654	12,469	25,301	28,956	23,940
4/30/2001	35,158	13,438	30,101	34,979	27,668
5/31/2001	37,622	13,528	32,599	37,099	29,570
6/30/2001	37,088	13,199	33,447	37,666	29,944
7/31/2001	32,619	13,069	28,674	32,619	26,750
8/31/2001	31,921	12,251	28,969	32,857	26,765
9/30/2001	27,739	11,262	24,505	27,738	23,595
10/31/2001	31,762	11,476	28,497	33,788	26,642
11/30/2001	34,985	12,357	31,219	37,254	28,771
12/31/2001	34,114	12,465	29,982	35,749	27,685
1/31/2002	30,007	12,283	25,734	30,787	24,394
2/28/2002	28,564	12,046	24,584	29,504	23,650
3/31/2002	28,938	12,499	25,498	30,805	24,325
4/30/2002	24,817	11,742	21,490	26,874	21,027
5/31/2002	23,025	11,655	19,132	24,936	19,061
6/30/2002	19,875	10,825	16,827	21,480	16,966
7/31/2002	20,474	9,981	16,936	22,470	16,903
8/31/2002	19,464	10,047	16,144	21,324	16,260
9/30/2002	18,991	8,955	15,340	19,702	15,748
10/31/2002	20,959	9,743	16,874	21,286	17,232
11/30/2002	21,755	10,316	18,408	22,733	18,557
12/31/2002	20,485	9,710	16,394	20,821	16,812
1/31/2003	20,409	9,456	16,040	20,834	16,467
2/28/2003	19,874	9,314	15,817	19,732	16,173
3/31/2003	20,834	9,404	16,899	20,519	17,167
4/30/2003	22,740	10,179	18,943	22,977	19,036
5/31/2003	26,327	10,715	22,533	27,664	22,000
6/30/2003	26,450	10,852	22,179	26,577	21,862
7/31/2003	28,468	11,043	24,178	28,531	23,345
8/31/2003	28,406	11,259	24,444	27,966	23,360
9/30/2003	28,020	11,139	23,771	27,915	22,973
10/31/2003	27,546	11,769	23,598	28,747	22,963
11/30/2003	27,620	11,873	22,939	28,351	22,553
12/31/2003	28,678	12,496	23,889	30,173	23,599
1/31/2004	30,224	12,725	25,559	31,733	24,960
2/29/2004	31,122	12,902	25,728	33,634	25,143
3/31/2004	31,358	12,707	25,668	32,410	24,877
4/30/2004	33,089	12,508	25,790	32,209	25,145
5/31/2004	32,530	12,679	25,161	31,587	24,687
6/30/2004	31,970	12,926	25,050	32,140	24,534
7/31/2004	29,080	12,750	22,668	29,698	22,553
8/31/2004	29,865	12,752	22,820	30,520	22,778
9/30/2004	31,622	12,755	23,575	32,284	23,268
10/31/2004	30,414	12,757	22,934	31,729	22,716
11/30/2004	31,323	12,759	23,729	31,938	23,357
12/31/2004	33,177	12,761	25,355	33,516	24,637

Sector Breakdown *

Healthcare	76.3%
Short-Term Instruments	23.7%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  9

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	RCM Global Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in the healthcare industry.

•	The Fund’s Class D Shares rose 5.24% in the six-month period ended December 31, 2004. This performance trailed the 11.04% return of the MSCI World Index but surpassed the 3.58% return of the MSCI World Healthcare Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. While investors in the U.S. were somewhat cautious, foreign markets performed well, supported by the falling U.S. dollar. Healthcare stocks trailed the overall market during this period.

•	The Fund’s performance relative to the MSCI World Healthcare Index was supported by stock selection, especially in the medical specialties sector. Strong holdings in this area included Varian Medical Systems, which designs and manufacturers advanced equipment and software solutions for treating cancer with radiation, and Kinetic Concepts, a global medical technology company active in areas of advanced wound care and therapeutic surfaces.

•	Relative performance was also helped by select sector weightings, including overweight exposure in pharmaceuticals. Two holdings in this sector that did particularly well for the Fund over the period were Pfizer and Schering.

•	Overweight exposure to generic drugs hindered the Fund’s relative performance for the reporting period. Two names in this sector that detracted from relative performance were IVAX and Teva Pharmaceuticals.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Healthcare Class D	5.24%	12.67%	9.77%	—	16.31%
MSCI World Healthcare Index	3.58%	6.40%	2.74%	—	—
MSCI World Index	11.04%	15.25%	–2.18%	—	—
Lipper Health/Biotechnology Fund Average	2.94%	8.78%	7.84%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the MSCI World Healthcare Index to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,052.40	$1,017.09
Expenses Paid During Period	$8.33	$8.19

Expenses are equal to the expense ratio of 1.61% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Healthcare	MSCI World Healthcare Index	MSCI World Index
12/31/1996	10,000	10,000	10,000
1/31/1997	10,700	10,715	10,119
2/28/1997	10,650	10,926	10,233
3/31/1997	9,910	10,658	10,029
4/30/1997	10,049	11,326	10,355
5/31/1997	11,140	11,920	10,991
6/30/1997	11,660	13,007	11,538
7/31/1997	11,990	13,320	12,067
8/31/1997	11,790	12,138	11,258
9/30/1997	13,110	12,936	11,868
10/31/1997	12,909	12,880	11,241
11/30/1997	13,110	13,244	11,438
12/31/1997	12,999	13,758	11,575
1/31/1998	13,189	14,822	11,896
2/28/1998	14,060	15,647	12,699
3/31/1998	14,584	15,834	13,233
4/30/1998	14,896	15,963	13,360
5/31/1998	14,260	15,622	13,191
6/30/1998	14,293	16,425	13,502
7/31/1998	14,214	16,443	13,478
8/31/1998	12,240	15,090	11,678
9/30/1998	13,657	16,175	11,883
10/31/1998	14,003	17,116	12,955
11/30/1998	15,108	17,997	13,723
12/31/1998	16,322	18,818	14,391
1/31/1999	16,481	18,679	14,705
2/28/1999	16,056	18,554	14,312
3/31/1999	15,813	18,854	14,906
4/30/1999	15,059	17,612	15,492
5/31/1999	14,937	17,200	14,923
6/30/1999	15,873	17,588	15,617
7/31/1999	15,777	16,966	15,569
8/31/1999	16,117	17,504	15,539
9/30/1999	15,071	16,758	15,387
10/31/1999	16,057	18,241	16,184
11/30/1999	17,335	18,226	16,637
12/31/1999	21,014	16,920	17,982
1/31/2000	24,185	17,001	16,949
2/29/2000	34,538	15,809	16,993
3/31/2000	26,045	17,063	18,166
4/30/2000	25,618	17,842	17,396
5/31/2000	25,234	18,371	16,954
6/30/2000	32,445	19,780	17,522
7/31/2000	31,913	18,978	17,026
8/31/2000	36,809	18,965	17,578
9/30/2000	38,550	19,822	16,641
10/31/2000	36,410	20,064	16,360
11/30/2000	33,902	20,921	15,365
12/31/2000	36,431	21,480	15,611
1/31/2001	33,899	19,750	15,912
2/28/2001	31,929	19,831	14,566
3/31/2001	27,529	18,552	13,606
4/30/2001	30,640	18,916	14,609
5/31/2001	32,448	19,090	14,419
6/30/2001	31,945	18,506	13,965
7/31/2001	30,849	19,233	13,777
8/31/2001	30,183	18,562	13,115
9/30/2001	28,523	18,909	11,958
10/31/2001	29,632	18,671	12,186
11/30/2001	31,010	19,124	12,905
12/31/2001	31,401	18,690	12,985
1/31/2002	29,888	18,253	12,593
2/28/2002	29,397	18,558	12,486
3/31/2002	30,071	18,628	13,041
4/30/2002	28,020	17,932	12,603
5/31/2002	27,025	17,517	12,631
6/30/2002	24,869	16,354	11,867
7/31/2002	23,521	15,587	10,868
8/31/2002	23,643	15,603	10,891
9/30/2002	22,877	14,756	9,695
10/31/2002	23,504	15,570	10,412
11/30/2002	23,595	15,881	10,976
12/31/2002	23,060	15,484	10,446
1/31/2003	23,396	15,299	10,130
2/28/2003	23,120	14,895	9,957
3/31/2003	24,038	15,334	9,930
4/30/2003	24,957	16,181	10,817
5/31/2003	27,083	16,653	11,440
6/30/2003	28,521	17,161	11,642
7/31/2003	28,812	16,958	11,881
8/31/2003	27,847	16,446	12,140
9/30/2003	27,830	16,818	12,217
10/31/2003	28,197	17,082	12,943
11/30/2003	28,902	17,516	13,144
12/31/2003	29,714	18,204	13,972
1/31/2004	30,832	18,519	14,200
2/29/2004	31,704	18,682	14,443
3/31/2004	31,856	18,131	14,353
4/30/2004	32,286	18,706	14,068
5/31/2004	32,135	18,784	14,194
6/30/2004	31,813	18,700	14,502
7/31/2004	30,099	18,000	14,423
8/31/2004	30,679	18,321	14,480
9/30/2004	30,833	18,209	14,537
10/31/2004	30,679	18,007	14,595
11/30/2004	31,427	18,358	14,652
12/31/2004	33,476	19,370	14,709

Sector Breakdown *

Healthcare	84.4%
Short-Term Instruments	13.9%
Other	1.7%

*	% of total investments as of Dec. 31, 2004

10  PIMCO Funds Semi-Annual Report  |  12.31.04

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class D Shares had a total return of 12.13% for the six-month period ended December 31, 2004. This performance trailed the 13.70% return of the MSCI World Small-Cap Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. Much of the return was garnered during the fourth quarter, as concerns over high energy prices and other inflationary pressures, slowing economic growth and geopolitical issues gave way to investor optimism. Global small-caps did particularly well during this period, outperforming the broader market.

•	The Fund delivered strong absolute results but underperformed its Index, primarily due to its cash allocation. Favorable stock selection offset some of the ground lost to cash, while sector strategy was essentially neutral for the period.

•	Relative performance was hindered by the Fund’s underweight exposure to sectors that outperformed, including the more growth-oriented real estate, transportation, utilities and materials. An overweight in diversified financial and underweight in semiconductors and instruments added to relative performance.

•	The Fund’s top performing stock over the period was GOL Linhas Aereas Inteligentas SA, a low-cost Brazilian airline.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund Class D	12.13%	22.43%	0.39%	—	15.22%
MSCI World Small-Cap Index	13.70%	24.72%	10.65%	—	—
Lipper Global Small/Mid-Cap Growth Fund Average	13.26%	19.78%	–1.92%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,121.30	$1,015.78
Expenses Paid During Period	$10.00	$9.50

Expenses are equal to the expense ratio of 1.87% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Small-Cap	MSCI World Small Cap Index
12/31/1996	10,000	10,000
1/31/1997	10,288	10,061
2/28/1997	10,006	10,043
3/31/1997	9,404	9,608
4/30/1997	9,332	9,402
5/31/1997	10,719	10,309
6/30/1997	11,736	10,627
7/31/1997	12,263	10,768
8/31/1997	12,300	10,491
9/30/1997	13,236	10,757
10/31/1997	12,415	10,193
11/30/1997	12,383	9,723
12/31/1997	12,518	9,431
1/31/1998	12,417	9,613
2/28/1998	13,794	10,449
3/31/1998	15,035	10,739
4/30/1998	15,667	10,810
5/31/1998	15,350	10,536
6/30/1998	15,745	10,270
7/31/1998	15,485	9,784
8/31/1998	12,166	8,160
9/30/1998	12,064	8,143
10/31/1998	12,674	8,717
11/30/1998	14,107	9,183
12/31/1998	14,929	9,376
1/31/1999	15,059	9,383
2/28/1999	14,007	8,960
3/31/1999	14,332	9,284
4/30/1999	15,019	9,990
5/31/1999	15,007	9,869
6/30/1999	17,059	10,413
7/31/1999	17,373	10,664
8/31/1999	17,927	10,704
9/30/1999	18,483	10,673
10/31/1999	19,629	10,538
11/30/1999	25,335	10,986
12/31/1999	30,452	11,756
1/31/2000	31,798	11,847
2/29/2000	38,775	13,278
3/31/2000	37,325	12,784
4/30/2000	32,622	11,867
5/31/2000	29,330	11,639
6/30/2000	35,117	12,498
7/31/2000	31,223	11,923
8/31/2000	34,673	12,740
9/30/2000	33,445	12,322
10/31/2000	29,251	11,731
11/30/2000	24,562	11,155
12/31/2000	26,240	11,568
1/31/2001	26,946	11,998
2/28/2001	23,755	11,651
3/31/2001	21,328	11,014
4/30/2001	23,219	11,887
5/31/2001	23,614	12,023
6/30/2001	22,781	11,996
7/31/2001	21,284	11,599
8/31/2001	19,745	11,576
9/30/2001	16,754	10,062
10/31/2001	17,727	10,736
11/30/2001	18,984	11,413
12/31/2001	19,633	11,709
1/31/2002	18,828	11,469
2/28/2002	18,263	11,371
3/31/2002	19,646	12,262
4/30/2002	19,970	12,461
5/31/2002	19,758	12,429
6/30/2002	18,601	11,787
7/31/2002	16,766	10,507
8/31/2002	16,964	10,458
9/30/2002	15,935	9,670
10/31/2002	16,330	9,788
11/30/2002	17,035	10,341
12/31/2002	16,160	9,871
1/31/2003	15,807	9,697
2/28/2003	15,567	9,529
3/31/2003	15,623	9,553
4/30/2003	16,851	10,541
5/31/2003	18,361	11,644
6/30/2003	19,108	12,025
7/31/2003	20,067	12,508
8/31/2003	21,562	13,292
9/30/2003	22,155	13,542
10/31/2003	24,342	14,738
11/30/2003	24,469	15,003
12/31/2003	25,357	15,635
1/31/2004	26,331	16,307
2/29/2004	26,655	16,645
3/31/2004	27,289	17,118
4/30/2004	26,683	16,342
5/31/2004	26,443	16,419
6/30/2004	27,686	17,151
7/31/2004	26,457	16,270
8/31/2004	26,118	16,251
9/30/2004	27,374	16,849
10/31/2004	27,867	17,343
11/30/2004	29,787	18,728
12/31/2004	31,044	19,501

Country Allocation *

United States	40.1%
Short-Term Instruments	11.4%
Japan	8.2%
United Kingdom	5.0%
Germany	4.2%
Switzerland	3.6%
Canada	2.9%
France	2.4%
Netherlands	2.3%
Other	19.9%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  11

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	RCM Global Technology Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the technology industry.

•	The Fund’s Class D Shares had a total return of 10.43% for the six-month period ended December 31, 2004. This return surpassed the 6.24% return of the NASDAQ Composite Index, as well as the 1.85% return of the Goldman Sachs Technology Index.

•	Supported by the continuing global economic recovery, the global stock market as a whole delivered strong results for the six-month period. While investors in the U.S. were somewhat cautious, foreign markets performed well, supported by the falling U.S. dollar. Technology stocks tended to trail the overall market early in the period, with performance picking up in the last two months of 2004.

•	The Fund’s positive relative performance was primarily due to strong stock selection. For example, the Fund saw good returns from many of its Internet holdings, including Shanda Interactive and Google. Stocks in semiconductors also helped, including names such as Marvel Technology. Other standout holdings included NCR, Autodesk, Apple Computers, McAfee, and Comverse. Relative performance was also helped by the Fund’s underweight exposure to Cisco Systems.

•	Sector allocation added to the Fund’s relative performance. The Fund benefited from its large overweight in Internet-related stocks, one of the best performing sectors in the market, as well as its underweight in semiconductors, one of the poorest performing sectors.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Class D	10.43%	17.46%	–9.51%	—	17.93%
NASDAQ Composite Index	6.24%	8.60%	–11.76%	—	—
Goldman Sachs Technology Index	1.85%	2.47%	–16.10%	—	—
Lipper Science & Technology Fund Average	3.10%	3.97%	–16.49%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,104.30	$1,016.33
Expenses Paid During Period	$9.34	$8.94

Expenses are equal to the expense ratio of 1.76% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Global Technology	NASDAQ Composite Index	Goldman Sachs Technology Index
12/31/1995	10,000	10,000	10,000
1/31/1996	10,327	10,073	10,229
2/29/1996	10,614	10,456	10,914
3/31/1996	10,572	10,468	10,511
4/30/1996	11,525	11,315	11,721
5/31/1996	11,871	11,818	12,143
6/30/1996	11,321	11,262	11,523
7/31/1996	10,214	10,270	10,752
8/31/1996	10,709	10,849	11,242
9/30/1996	11,801	11,661	12,527
10/31/1996	11,630	11,609	12,439
11/30/1996	12,691	12,285	14,106
12/31/1996	12,612	12,270	13,651
1/31/1997	13,600	13,115	15,136
2/28/1997	12,277	12,442	13,942
3/31/1997	11,484	11,612	13,207
4/30/1997	11,632	11,985	14,386
5/31/1997	13,350	13,309	15,847
6/30/1997	13,757	13,706	16,046
7/31/1997	15,575	15,147	18,917
8/31/1997	15,642	15,085	18,476
9/30/1997	16,957	16,021	19,027
10/31/1997	15,855	15,146	17,389
11/30/1997	15,622	15,212	17,667
12/31/1997	15,990	14,925	16,819
1/31/1998	15,835	15,391	17,690
2/28/1998	17,677	16,827	19,606
3/31/1998	18,665	17,446	19,919
4/30/1998	20,261	17,756	21,047
5/31/1998	19,043	16,906	19,605
6/30/1998	20,871	18,006	21,303
7/31/1998	20,237	17,794	21,772
8/31/1998	16,920	14,248	17,824
9/30/1998	17,605	16,097	20,356
10/31/1998	19,257	16,834	21,852
11/30/1998	21,818	18,528	24,393
12/31/1998	25,693	20,838	28,386
1/31/1999	29,531	23,814	32,942
2/28/1999	26,661	21,744	28,983
3/31/1999	29,879	23,393	31,455
4/30/1999	31,459	24,167	32,446
5/31/1999	30,286	23,480	32,085
6/30/1999	33,769	25,530	35,855
7/31/1999	34,498	25,078	35,508
8/31/1999	36,806	26,036	37,350
9/30/1999	39,725	26,102	37,720
10/31/1999	45,755	28,195	39,056
11/30/1999	56,105	31,708	44,508
12/31/1999	72,594	38,677	53,538
1/31/2000	73,995	37,451	50,230
2/29/2000	102,172	44,638	59,336
3/31/2000	92,016	43,460	61,995
4/30/2000	81,812	36,693	56,589
5/31/2000	73,770	32,323	50,347
6/30/2000	85,521	37,695	56,535
7/31/2000	83,725	35,803	53,894
8/31/2000	100,521	39,977	60,901
9/30/2000	94,700	34,908	51,035
10/31/2000	83,024	32,028	47,176
11/30/2000	68,129	24,694	36,368
12/31/2000	61,984	23,484	33,248
1/31/2001	65,672	26,356	38,701
2/28/2001	47,652	20,455	27,965
3/31/2001	40,785	17,493	24,078
4/30/2001	44,125	20,117	28,672
5/31/2001	41,588	20,063	27,525
6/30/2001	40,153	20,542	27,594
7/31/2001	36,279	19,270	25,629
8/31/2001	31,454	17,162	22,287
9/30/2001	26,739	14,248	17,776
10/31/2001	30,798	16,068	20,629
11/30/2001	35,821	18,352	24,140
12/31/2001	37,465	18,541	23,711
1/31/2002	36,019	18,386	23,685
2/28/2002	30,598	16,461	20,516
3/31/2002	33,716	17,544	21,976
4/30/2002	29,832	16,051	19,284
5/31/2002	27,866	15,362	18,494
6/30/2002	25,330	13,912	15,873
7/31/2002	22,929	12,629	14,265
8/31/2002	22,372	12,502	14,077
9/30/2002	19,761	11,144	11,567
10/31/2002	22,940	12,643	14,092
11/30/2002	25,737	14,060	16,554
12/31/2002	22,260	12,698	14,137
1/31/2003	22,197	12,559	14,010
2/28/2003	22,098	12,718	14,216
3/31/2003	21,925	12,752	14,051
4/30/2003	24,337	13,923	15,514
5/31/2003	28,506	15,174	17,240
6/30/2003	30,017	15,429	17,194
7/31/2003	32,034	16,497	18,179
8/31/2003	34,087	17,215	19,430
9/30/2003	34,581	16,991	19,140
10/31/2003	38,133	18,372	20,998
11/30/2003	37,774	18,639	21,397
12/31/2003	37,491	19,049	21,723
1/31/2004	40,029	19,645	22,744
2/29/2004	38,716	19,299	22,093
3/31/2004	38,616	18,961	21,479
4/30/2004	36,511	18,258	20,225
5/31/2004	38,651	18,891	21,337
6/30/2004	39,876	19,471	21,855
7/31/2004	35,521	17,947	19,784
8/31/2004	34,506	17,478	18,785
9/30/2004	36,276	18,038	19,431
10/31/2004	39,704	18,781	20,437
11/30/2004	42,697	19,940	21,578
12/31/2004	44,034	20,687	22,259

Sector Breakdown *

Technology	63.0%
Short-Term Instruments	21.0%
Energy	4.8%
Healthcare	4.6%
Other	6.6%

*	% of total investments as of Dec. 31, 2004

12  PIMCO Funds Semi-Annual Report  |  12.31.04

A SECTOR-RELATED STOCK FUND

PIMCO RCM Innovation Fund

•	RCM Innovation Fund (formerly PEA Innovation Fund) seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide for and service those technologies.

•	On January 1, 2005, PEA Innovation Fund was renamed “RCM Innovation Fund” and RCM Capital Management LLC assumed portfolio management duties as an interim sub-advisor for the Fund. These changes were approved by the PIMCO Funds: Multi-Manager Series Board of Trustees in connection with a proposed reorganization of the RCM Innovation and RCM Global Technology Funds in 2005. This reorganization is subject to shareholder approval.

•	The Fund’s Class D Shares returned –4.27% for the six-month period ended December 31, 2004. This performance trailed the 6.24% return of the Fund’s benchmark, the NASDAQ Composite Index.

•	The Fund’s overweight position in the semiconductor industry contributed to its relative underperformance, as this industry struggled throughout the six-month period. Two holdings in particular that hurt performance were Applied Materials Inc. and Cypress Semiconductor Corp.

•	The Fund’s portfolio was also hindered by its position in the electronic manufacturing services industry. Two disappointing holdings that struggled in this industry were Flextronics International Ltd. and Solectron Corp.

•	Several strong stock picks in the technology sector included Marvell Technology Group Ltd. (broadband technology solutions), Cognizant Technology Solutions Corp. (technology consulting), and Network Appliances Inc. (computer equipment).

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/22/94)
PIMCO RCM Innovation Fund Class D	–4.27%	–6.06%	–22.65%	8.89%	8.84%
NASDAQ Composite Index	6.24%	8.60%	–11.76%	11.21%	—
Lipper Science & Technology Fund Average	3.10%	3.97%	–16.49%	9.64%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$957.30	$1,018.50
Expenses Paid During Period	$6.51	$6.72

Expenses are equal to the expense ratio of 1.32% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Innovation	NASDAQ Composite Index
12/31/1994	10,000	10,000
01/31/1995	9,920	10,043
02/28/1995	10,551	10,555
03/31/1995	10,872	10,868
04/30/1995	11,343	11,224
05/31/1995	11,613	11,498
06/30/1995	12,896	12,414
07/31/1995	14,098	13,316
08/31/1995	14,429	13,567
09/30/1995	14,769	13,879
10/31/1995	14,589	13,779
11/30/1995	14,990	14,087
12/31/1995	14,533	13,992
01/31/1996	14,338	14,094
02/29/1996	15,035	14,630
03/31/1996	14,912	14,648
04/30/1996	16,502	15,833
05/31/1996	17,846	16,536
06/30/1996	17,117	15,758
07/31/1996	14,687	14,370
08/31/1996	15,579	15,181
09/30/1996	17,702	16,316
10/31/1996	17,579	16,244
11/30/1996	18,635	17,190
12/31/1996	17,962	17,169
01/31/1997	18,950	18,350
02/28/1997	16,808	17,409
03/31/1997	15,705	16,248
04/30/1997	15,955	16,769
05/31/1997	17,962	18,622
06/30/1997	18,129	19,177
07/31/1997	20,812	21,195
08/31/1997	20,313	21,108
09/30/1997	21,821	22,416
10/31/1997	20,417	21,193
11/30/1997	20,323	21,286
12/31/1997	19,584	20,883
01/31/1998	20,358	21,535
02/28/1998	22,857	23,544
03/31/1998	23,719	24,411
04/30/1998	25,433	24,845
05/31/1998	23,819	23,655
06/30/1998	26,848	25,195
07/31/1998	27,004	24,898
08/31/1998	21,619	19,936
09/30/1998	25,612	22,523
10/31/1998	26,586	23,555
11/30/1998	29,561	25,924
12/31/1998	35,183	29,157
01/31/1999	41,520	33,321
02/28/1999	36,952	30,425
03/31/1999	40,075	32,732
04/30/1999	39,578	33,815
05/31/1999	38,608	32,855
06/30/1999	43,396	35,723
07/31/1999	42,979	35,091
08/31/1999	46,276	36,431
09/30/1999	46,937	36,522
10/31/1999	53,462	39,451
11/30/1999	62,785	44,367
12/31/1999	84,597	54,119
01/31/2000	84,056	52,403
02/29/2000	117,409	62,459
03/31/2000	106,807	60,810
04/30/2000	90,006	51,342
05/31/2000	78,035	45,227
06/30/2000	93,674	52,744
07/31/2000	89,177	50,096
08/31/2000	104,756	55,937
09/30/2000	102,588	48,845
10/31/2000	88,472	44,815
11/30/2000	63,328	34,552
12/31/2000	60,200	32,859
01/31/2001	63,047	36,878
02/28/2001	45,993	28,621
03/31/2001	39,618	24,477
04/30/2001	45,442	28,148
05/31/2001	42,393	28,072
06/30/2001	42,016	28,743
07/31/2001	37,612	26,964
08/31/2001	31,090	24,014
09/30/2001	22,562	19,936
10/31/2001	27,995	22,482
11/30/2001	33,183	25,679
12/31/2001	33,054	25,944
01/31/2002	33,533	25,726
02/28/2002	27,155	23,032
03/31/2002	31,166	24,548
04/30/2002	26,619	22,459
05/31/2002	24,526	21,495
06/30/2002	20,153	19,466
07/31/2002	17,495	17,671
08/31/2002	16,463	17,493
09/30/2002	13,063	15,593
10/31/2002	15,534	17,691
11/30/2002	18,454	19,674
12/31/2002	15,765	17,767
01/31/2003	15,882	17,574
02/28/2003	16,158	17,795
03/31/2003	15,896	17,843
04/30/2003	17,626	19,481
05/31/2003	19,674	21,232
06/30/2003	19,383	21,589
07/31/2003	20,749	23,083
08/31/2003	22,725	24,087
09/30/2003	22,043	23,774
10/31/2003	24,717	25,707
11/30/2003	25,256	26,080
12/31/2003	24,950	26,653
01/31/2004	26,417	27,488
02/29/2004	26,055	27,004
03/31/2004	25,430	26,531
04/30/2004	22,495	25,547
05/31/2004	24,254	26,433
06/30/2004	24,487	27,245
07/31/2004	20,824	25,112
08/31/2004	19,429	24,456
09/30/2004	20,315	25,239
10/31/2004	21,680	26,279
11/30/2004	22,872	27,900
12/31/2004	23,439	28,946

Sector Breakdown *

Technology	79.6%
Short-Term Instruments	17.7%
Other	2.7%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  13

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class D Shares delivered a total return of 12.72% for the six-month period ended December 31, 2004. This performance trailed the 15.10% return of the MSCI EAFE Index and 13.40% return of the MSCI EAFE Growth Index.

•	The beginning of the third quarter 2004 was marked by a number of high profile earnings misses, most notably in the technology sector, which caused many of the major market indices to decline significantly. After hitting lows towards the end of the third quarter, equity markets rallied strongly during the fourth quarter.

•	The Fund delivered solid absolute returns for the period, but underperformed its benchmarks. Favorable stock selection partially offset ground lost due to sector allocation over the period. An overweight in semiconductors and instruments, as well as household and personal products detracted from performance. An underweight in lower growth-oriented industries such as utilities and materials also hurt relative performance.

•	Stock selection was most favorable in the energy sector, where the Fund’s positions in EnCana Corporation and Suncor Energy Inc. contributed to performance. EnCana is an independent crude oil and natural gas company engaged in exploration and production. Suncor Energy is a Canadian integrated energy company that acquires, develops and markets crude oil and natural gas. Outside of energy, the Fund saw strong returns from its investment in ICICI Bank Ltd.

•	Relative performance was hindered over the period by some of the Fund’s healthcare holdings, most notably generic drug manufacturer Teva Pharmaceuticals.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/22/95)
PIMCO RCM International Growth Equity Class D	12.72%	14.94%	–10.30%	—	5.60%
MSCI EAFE Index	15.10%	20.70%	–0.80%	—	—
MSCI EAFE Growth Index	13.40%	16.48%	5.77%	—	—
Lipper International Large-Cap Growth Fund Average	11.72%	13.48%	–7.63%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,127.20	$1,017.80
Expenses Paid During Period	$7.88	$7.48

Expenses are equal to the expense ratio of 1.47% for Class D, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM International Growth Equity	MSCI EAFE Index	MSCI EAFE Growth Index
5/31/1995	10,000	10,000	10,000
6/30/1995	10,266	9,827	9,795
7/31/1995	10,948	10,442	10,422
8/31/1995	10,803	10,046	9,985
9/30/1995	11,032	10,245	10,216
10/31/1995	10,863	9,972	9,942
11/30/1995	10,893	10,252	10,217
12/31/1995	11,153	10,668	10,575
1/31/1996	11,460	10,714	10,585
2/29/1996	11,595	10,753	10,623
3/31/1996	11,951	10,984	10,880
4/30/1996	12,370	11,306	11,145
5/31/1996	12,526	11,101	10,915
6/30/1996	12,609	11,166	10,955
7/31/1996	12,105	10,842	10,602
8/31/1996	12,372	10,869	10,615
9/30/1996	12,649	11,160	10,908
10/31/1996	12,551	11,049	10,820
11/30/1996	13,078	11,492	11,168
12/31/1996	13,278	11,346	10,967
1/31/1997	13,535	10,952	10,512
2/28/1997	13,648	11,134	10,677
3/31/1997	13,582	11,177	10,742
4/30/1997	13,809	11,239	10,851
5/31/1997	14,703	11,973	11,492
6/30/1997	15,543	12,636	12,162
7/31/1997	16,489	12,843	12,455
8/31/1997	15,339	11,886	11,496
9/30/1997	16,586	12,554	12,258
10/31/1997	15,488	11,593	11,100
11/30/1997	15,443	11,477	11,077
12/31/1997	15,618	11,580	11,221
1/31/1998	16,047	12,113	11,731
2/28/1998	16,853	12,893	12,511
3/31/1998	17,487	13,292	12,682
4/30/1998	17,814	13,400	12,812
5/31/1998	17,912	13,338	12,725
6/30/1998	17,965	13,442	12,903
7/31/1998	18,553	13,582	12,963
8/31/1998	16,022	11,902	11,572
9/30/1998	15,051	11,540	11,248
10/31/1998	15,832	12,746	12,391
11/30/1998	16,637	13,403	12,993
12/31/1998	17,726	13,935	13,742
1/31/1999	18,030	13,897	13,816
2/28/1999	17,281	13,569	13,370
3/31/1999	17,658	14,139	13,553
4/30/1999	17,953	14,714	13,694
5/31/1999	17,136	13,960	13,101
6/30/1999	18,555	14,507	13,611
7/31/1999	19,525	14,942	13,875
8/31/1999	19,715	15,000	13,955
9/30/1999	20,117	15,155	14,178
10/31/1999	21,736	15,726	14,940
11/30/1999	24,823	16,277	16,036
12/31/1999	28,407	17,740	17,823
1/31/2000	27,121	16,615	16,823
2/29/2000	29,081	17,065	17,758
3/31/2000	28,369	17,731	18,094
4/30/2000	25,847	16,802	16,900
5/31/2000	23,479	16,395	15,855
6/30/2000	24,599	17,040	16,424
7/31/2000	23,505	16,329	15,398
8/31/2000	23,925	16,474	15,563
9/30/2000	22,117	15,675	14,534
10/31/2000	21,212	15,308	13,864
11/30/2000	19,863	14,737	13,226
12/31/2000	20,753	15,265	13,476
1/31/2001	20,153	15,257	13,439
2/28/2001	18,095	14,115	12,076
3/31/2001	16,925	13,180	11,246
4/30/2001	18,021	14,104	12,023
5/31/2001	17,301	13,618	11,544
6/30/2001	16,565	13,066	10,985
7/31/2001	15,995	12,830	10,719
8/31/2001	15,154	12,508	10,231
9/30/2001	13,878	11,243	9,266
10/31/2001	13,984	11,531	9,634
11/30/2001	13,939	11,956	10,129
12/31/2001	14,067	12,028	10,188
1/31/2002	13,174	11,389	9,639
2/28/2002	12,881	11,470	9,769
3/31/2002	13,482	12,153	10,191
4/30/2002	13,389	12,184	10,204
5/31/2002	13,389	12,350	10,234
6/30/2002	12,773	11,863	9,972
7/31/2002	11,572	10,694	8,909
8/31/2002	11,511	10,672	8,842
9/30/2002	10,449	9,529	8,075
10/31/2002	10,788	10,042	8,532
11/30/2002	11,127	10,499	8,783
12/31/2002	10,840	10,147	8,581
1/31/2003	10,281	9,724	8,158
2/28/2003	10,064	9,501	7,982
3/31/2003	9,878	9,322	7,904
4/30/2003	10,607	10,247	8,597
5/31/2003	11,289	10,877	9,049
6/30/2003	11,538	11,145	9,209
7/31/2003	11,771	11,417	9,332
8/31/2003	12,112	11,695	9,503
9/30/2003	12,283	12,057	9,826
10/31/2003	13,245	12,810	10,392
11/30/2003	13,416	13,097	10,636
12/31/2003	14,355	14,121	11,368
1/31/2004	14,558	14,321	11,591
2/29/2004	14,793	14,655	11,812
3/31/2004	15,012	14,743	11,825
4/30/2004	14,495	14,421	11,540
5/31/2004	14,463	14,466	11,519
6/30/2004	14,636	14,808	11,677
7/31/2004	14,040	14,329	11,835
8/31/2004	13,977	14,395	11,993
9/30/2004	14,416	14,774	12,150
10/31/2004	14,839	15,279	12,308
11/30/2004	15,921	16,327	12,466
12/31/2004	16,498	17,044	12,624

Country Allocation *

United Kingdom	20.1%
Japan	13.0%
Germany	10.8%
France	6.5%
Switzerland	6.2%
Canada	4.5%
Hong Kong	4.3%
Italy	4.2%
Netherlands	4.0%
Ireland	3.0%
Other	23.4%

*	% of total investments as of Dec. 31, 2004

14  PIMCO Funds Semi-Annual Report  |  12.31.04

Schedule of Investments

NACM Global Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.0%

Barbados 0.8%

Nabors Industries Ltd. (a)	1,500	$77

Bermuda 2.6%

Jardine Matheson Holdings	5,200	83
Tyco International Ltd.	4,450	159

		242

Canada 1.2%

Alcan, Inc.	2,200	108

China 1.3%

Cheung Kong Ltd.	6,000	60
Hongkong and Shanghai Hotels Ltd. (a)	67,000	60

		120

France 3.7%

JC Decaux S.A. (a)	2,954	86
Maroc Telecom (a)	4,703	54
Sanofi-Synthelabo S.A. (a)	1,417	113
Vivendi Universal S.A. (a)	2,760	88

		341

Germany 4.4%

Adidas-Salomon AG (a)	396	64
BASF AG (a)	1,439	104
Hypo Real Estate Holdings AG (a)	1,631	68
SAP AG (a)	562	100
Siemens AG (a)	824	70

		406

Hong Kong 2.9%

Dickson Concepts Ltd.	68,200	92
Lifestyle International Holdings Ltd. (a)	32,000	47
New World Development	51,000	57
Sino Land Co., Ltd.	74,400	74

		270

Indonesia 0.9%

PT Indosat Tbk. (a)	138,500	86

Ireland 2.2%

Anglo Irish Bank Corp.	4,827	117
CRH PLC	3,304	88

		205

Israel 1.1%

Teva Pharmaceutical Industries Ltd. SP - ADR	3,300	99

Italy 0.5%

Geox SpA (a)	5,846	45

Japan 6.4%

Ajinomoto Co., Inc. (a)	5,000	60
Fuji Fire & Marine Insurance (a)	27,000	88
Hokuhoku Financial Group, Inc. (a)	27,000	74
JSR Corp.	2,400	53
Mitsubishi Tokyo Financial Group, Inc. (a)	10	102
Mizuho Financial Group, Inc. (a)	18	91
Nippon Electric Glass Co., Ltd.	2,000	51
Pioneer Corp. (a)	3,800	75

		594

Malaysia 3.1%

Astro All Asia Networks PLC (a)	47,000	67
Commerce Asset-Holding Bhd. (a)	53,400	66
Telekom Malaysia Bhd. (a)	25,100	77
Tenaga Nasional Bhd.	23,000	66
UBS Call Warrant (Public Bank Bhd.) (a)(b)	425,000	8

		284

Mexico 1.4%

America Movil S.A. de C.V. SP - ADR	2,400	126

Netherlands 2.2%

ING Groep NV	3,112	94
Royal Numico NV (a)	3,172	114

		208

Philippines 0.6%

Philippine Long Distance Telephone Co. SP - ADR (a)	2,400	60

South Korea 0.8%

LG Electronics, Inc. (a)	1,220	75

Switzerland 3.5%

Novartis AG (a)	2,041	103
SGS S.A. (a)	104	73
Swiss Life Holding (a)	418	61
UBS AG (a)	1,081	91

		328

Taiwan 0.9%

CSFB Equtiy Linked Participation Notes (Hon Hai Precision Industry Co., Ltd.) (c)	1,806,100	84
UBS Call Warrant (Yageo Corp.) (a)(d)	400,000	1

		85

Thailand 0.8%

True Corp. PLC (a)	329,400	71

United Kingdom 5.4%

HSBC Holdings PLC	5,200	89
Man Group PLC	2,838	80
Morrison (WM) Supermarkets PLC	32,598	129
Rank Group PLC (a)	17,036	86
Royal Bank of Scotland PLC (a)	3,550	119

		503

United States 49.3%

Advance Auto Parts, Inc. (a)	2,000	87
Allscripts Healthcare Solutions, Inc. (a)	5,900	63
American Healthways, Inc. (a)	2,500	83
American International Group, Inc.	2,600	171
Ansys, Inc. (a)	1,700	54
Apple Computer, Inc. (a)	1,500	97
Autodesk, Inc.	2,500	95
Burlington Resources, Inc.	2,100	91
Carter’s, Inc. (a)	2,300	78
Century Aluminum Co. (a)	2,900	76
Citrix Systems, Inc. (a)	3,900	96
Coach, Inc. (a)	1,800	102
ConocoPhillips	500	43
Dell, Inc. (a)	3,600	152
Dow Chemical Co.	2,000	99
Exxon Mobil Corp.	4,000	205
Freescale Semiconductor, Inc. ‘B’ (a)	3,428	63
General Electric Co.	5,700	208
Gilead Sciences, Inc. (a)	4,200	147
Halliburton Co.	2,400	94
Inamed Corp. (a)	1,100	70
Intel Corp.	4,500	105
ITT Industries, Inc.	800	68
Jabil Circuit, Inc. (a)	3,300	84
Kinetic Concepts, Inc. (a)	2,000	153
Las Vegas Sands Corp. (a)	1,700	82
McAfee, Inc. (a)	2,600	75
McDonald’s Corp.	2,900	93
Microsoft Corp.	7,600	203
Millicom International Cellular S.A. (a)	2,500	57
Morgan Stanley Dean Witter & Co.	1,800	100
News Corp. ‘B’	6,300	121
PETsMART, Inc.	2,800	99
Praxair, Inc.	3,000	132
QUALCOMM, Inc.	2,200	93
Quiksilver, Inc. (a)	3,000	89
Symantec Corp. (a)	3,000	77
Synthes, Inc. (a)	772	86
Texas Instruments, Inc.	4,600	113
TIBCO Software, Inc. (a)	5,400	72
Time Warner, Inc. (a)	7,200	140
Transocean, Inc. (a)	3,100	131
TurboChef Technologies, Inc. (a)	2,167	50
Williams Cos., Inc.	4,297	70
Zimmer Holdings, Inc. (a)	1,400	112

		4,579

Total Common Stocks (Cost $7,975)		8,912

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.3%

Repurchase Agreement 6.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.375% due 07/21/2008 valued at $597. Repurchase proceeds are $584.)	$584	584

Total Short-Term Instruments (Cost $584)		584

Total Investments (e) 102.3% (Cost $8,559)		$9,496

Other Assets and Liabilities (Net) (2.3%)		(211)

Net Assets 100.0%		$9,285

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(c)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(d)	The Warrants entitle the Fund to purchase 1 share of Yaego Corp. for every warrant held at $0.0000001 until October 13, 2005.
(e)	Securities with an aggregate value of $3,294, which represents 35.48% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  15

Schedule of Investments

NACM International Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.2%

Australia 2.6%

BHP Billiton Ltd.	9,200	$110
BlueScope Steel Ltd.	31,200	202

		312

Austria 0.3%

Voestalpine AG	400	31

Belgium 0.3%

KBC Bancassurance Holding	500	38

Bermuda 0.2%

Jardine Matheson Holdings	1,600	25

Finland 2.4%

Nokia Corp.	4,344	68
Outokumpu Oyj	4,600	82
Perlos Oyj	3,200	51
Rautaruukki Oyj	4,600	55
Sampo Oyj	2,700	37

		293

France 9.6%

Alcatel Telecommunications S.A.	3,400	53
Compagnie Generale des Etablissements Michelin ‘B’	1,500	96
France Telecom S.A.	1,400	46
PSA Peugeot Citroen	3,500	222
Renault S.A.	2,937	246
Sanofi-Synthelabo S.A.	400	32
Societe Generale S.A.	611	62
TotalFinaElf S.A.	1,298	284
Vinci S.A.	900	121

		1,162

Germany 6.2%

BASF AG	1,100	79
Deutsche Bank AG	2,000	178
Deutsche Telekom AG (a)	3,000	68
Hannover Rueckversicherung AG	3,000	117
Merck KGaA	400	28
Puma AG Rudolf Dassler Sport	150	41
Rheinmetall AG	600	31
Salzgitter AG	1,500	29
Schering AG	500	37
ThyssenKrupp AG	5,400	119
United Internet AG	900	24

		751

Hong Kong 3.9%

ASM Pacific Technology Ltd.	6,000	22
Cathay Pacific Airways Ltd.	44,000	84
CNOOC Ltd.	234,000	125
Hang Lung Properties Ltd.	33,000	51
Orient Overseas International Ltd.	15,000	57
Shangri-La Asia Ltd.	22,000	32
Sino Land Co., Ltd.	51,000	51
Techtronic Industries Co.	12,000	26
TPV Technology Ltd.	50,000	30

		478

Italy 2.6%

Banca Intesa SpA	4,800	23
Enel SpA	12,293	121
Eni SpA	4,243	106
Milano Assicurazioni SpA	10,400	59

		309

Japan 23.8%

Bridgestone Corp.	3,000	60
Canon, Inc.	1,000	54
Daihatsu Motor Co.	4,000	32
Dainippon Pharmaceutical Co.	3,000	30
Hitachi Ltd.	10,400	73
Honda Motor Co., Ltd.	1,800	94
Ibiden Co., Ltd.	2,100	41
Isuzu Motors Ltd. (a)	11,000	33
Japan Tobacco, Inc.	5	57
JFE Holdings, Inc.	5,800	166
Kawasaki Kisen Kaisha Ltd.	26,000	167
Kayaba Industry Co., Ltd.	5,000	19
KDDI Corp.	19	102
Keyence Corp.	100	22
Kitz Corp.	9,000	51
Kubota Corp.	16,000	79
Makita Corp.	4,000	70
Mitsubishi Corp.	3,000	39
Mitsubishi Tokyo Financial Group, Inc.	2	21
Mitsui OSK Lines Ltd.	18,000	108
Mitsui Trust Holdings, Inc.	3,000	30
Nippon Electric Glass Co., Ltd.	3,000	77
Nippon Oil Corp.	5,000	32
Nippon Steel Corp.	81,000	199
Nippon Suisan Kaisha Ltd.	9,000	30
Nippon Telegraph & Telephone Corp.	3	14
Nippon Yusen Kabushiki Kaisha	31,000	167
Nissan Motor Co., Ltd.	4,900	54
Sankyo Co.	3,000	68
Sanyo Shinpan Finance Co.	900	64
Sumitomo Metal Industries Ltd.	115,000	156
Takeda Chemical Industries	1,832	93
Tokyo Electron Ltd.	1,400	87
Tokyo Gas Co., Ltd.	56,000	230
Toson Corp.	5,000	22
Toyota Motor Credit Corp.	4,325	178
West Japan Railway Co.	14	57

		2,876

Luxembourg 0.8%

Arcelor S.A.	4,100	95

Netherlands 3.2%

ABN AMRO Holdings NV	1,033	27
Fortis (a)	5,700	158
ING Groep NV	4,800	145
Royal P&O Nedlloyd NV	1,300	59

		389

Norway 0.7%

Statoil ASA	5,500	87

Singapore 0.9%

Neptune Orient Lines Ltd.	42,100	77
Total Access Communication PCL	9,000	32

		109

Spain 3.1%

Banco Santander Central Hispano S.A.	6,751	84
Repsol YPF S.A.	4,600	120
Telefonica S.A. (a)	9,100	171

		375

Sweden 7.2%

ForeningsSparbanken AB	8,600	214
Nordea Bank AB	19,000	192
Svenska Handelsbanken ‘A’	7,900	206
Telefonaktiebolaget LM Ericsson ‘B’ (a)	19,200	60
TeliaSonera AB	33,500	200

		872

Switzerland 3.3%

Credit Suisse Group	1,200	50
Novartis AG	800	40
Swiss Reinsurance Co. (a)	1,900	135
UBS AG	2,143	180

		405

United Kingdom 24.1%

ARM Holdings PLC	30,300	64
AstraZeneca PLC	6,119	222
Aviva PLC	5,640	68
Barclays Bank PLC	9,705	109
Barratt Developments PLC	6,000	69
BP PLC	7,501	73
Enterprise Inns PLC	6,100	93
GlaxoSmithKline PLC	12,226	287
HBOS Treasury Services PLC	16,488	268
HSBC Holdings PLC	1,900	32
Imperial Tobacco Group PLC	6,900	189
Intercontinental Hotels Group PLC	4,279	53
Laird Group PLC	4,100	26
Lloyds TSB Group PLC	4,266	39
Marconi Corp. PLC (a)	5,600	60
Next PLC	7,600	240
Northern Rock PLC	1,900	28
Persimmon PLC	5,700	76
Reuters Group PLC	3,100	22
Royal Bank of Scotland PLC	6,700	225
Scottish & Southern Energy PLC	5,900	99
Shell Transport & Trading Co., PLC	3,400	29
Smith & Nephew PLC	4,700	48
Tesco PLC	13,300	82
Vodafone Group PLC	98,341	268
Wimpey (George) PLC	7,965	62
Xstrata PLC	4,500	80

		2,911

Total Common Stocks (Cost $9,434)		11,518

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 4.2%

Repurchase Agreement 4.2%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 05/15/2029 valued at $525. Repurchase proceeds are $513.)	$513	513

Total Short-Term Instruments (Cost $513)		513

Total Investments (b) 99.4% (Cost $9,947)		$12,031

Other Assets and Liabilities (Net) 0.6%		70

Net Assets 100.0%		$12,101

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $11,518, which represents 95.18% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

16  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 93.3%

Australia 8.4%

AMP Bank Ltd.	116,512	$665
BHP Billiton Ltd.	105,183	1,262
Foster’s Group Ltd.	76,753	349
Macquarie Infrastructure Group	217,531	580
Portman Ltd. (a)	364,380	803
Rio Tinto Ltd.	10,345	318
Westpac Capital Corp.	34,739	529

		4,506

China 3.1%

Aluminum Corp. of China Ltd. (a)	1,056,000	622
Denway Motors Ltd.	1,180,000	421
Sa Sa International Holdings Ltd.	1,168,000	620

		1,663

Hong Kong 7.9%

Dickson Concepts Ltd.	458,800	622
Henderson Land Development Co., Ltd.	94,000	490
Hong Kong Exchange & Clearing Ltd.	392,000	1,052
New World Development	483,000	540
Shangri-La Asia Ltd.	363,150	532
Sino Land Co., Ltd.	611,949	606
ZTE Corp. ‘H’ (a)	112,400	364

		4,206

India 0.9%

Satyam Computer Services Ltd. SP - ADR	20,200	487

Indonesia 2.3%

PT Bank Pan Indonesia Tbk.	3,250,536	147
PT Bank Rakyat Indonesia Tbk.	1,585,500	492
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	1,338,000	206
PT Telekomunikasi Indonesia Tbk.	719,500	374

		1,219

Japan 42.3%

Asahi Glass Co., Ltd.	72,000	796
Bank of Yokohama Ltd. (a)	126,000	794
Canon, Inc.	12,100	657
Fuji Photo Film Co.	13,000	481
Funai Electric Co., Ltd. (a)	2,200	274
Hoya Corp.	6,200	701
Ito-Yokado Co.	17,000	715
Kinden Corp. (a)	63,000	473
Komeri Co., Ltd.	14,800	403
Kyocera Corp.	7,600	587
Leopalace21 Corp. (a)	29,500	520
Marubeni Corp. (a)	258,000	715
Matsushita Electric Industrial Co., Ltd.	35,000	561
Mitsubishi Tokyo Financial Group, Inc. (a)	99	1,014
Mizuho Financial Group, Inc. (a)	435	2,205
Murata Manufacturing Co., Ltd.	7,000	392
Nissan Motor Co., Ltd.	55,000	605
NTT DoCoMo, Inc.	283	523
NTT Urban Development Corp. (a)	30	131
Obayashi Corp.	80,000	505
Sega Sammy Holdings, Inc. (a)	11,960	657
Sumitomo Bakelite Co., Ltd.	62,000	392
Sumitomo Mitsui Financial Group, Inc. (a)	274	2,003
Sumitomo Trust & Banking Co. (a)	143,000	1,037
T & D Holdings, Inc. (a)	8,600	411
TonenGeneral Sekiyu KK	35,000	319
Toyota Motor Credit Corp.	42,300	1,736
UFJ Holdings, Inc. (a)	432	2,645
UMC Japan (a)	742	372

		22,624

Malaysia 3.4%

AMMB Holdings Bhd.	334,860	287
Astro All Asia Networks PLC (a)	378,600	538
Tenaga Nasional Bhd.	351,200	1,007

		1,832

Philippines 0.7%

Ayala Corp.	2,949,400	347

Singapore 2.7%

City Developments Ltd. (a)	76,000	331
City Developments Ltd. Warrants Exp. 05/10/2006 (a)(d)	8,000	22
HI-P International Ltd. (a)	533,000	549
Singapore Exchange Ltd.	316,000	347
Singapore Press Holdings Ltd.	62,500	176

		1,425

South Korea 7.2%

Daishin Securities Co. (a)	34,990	474
Hynix Semiconductor, Inc. (a)	47,480	534
Hyundai Motor Co., Ltd. (a)	9,910	529
Kia Motors Corp. (a)	43,070	453
NCsoft Corp. (a)	5,545	446
Samsung Electronics Co., Ltd.	930	404
Shinhan Financial Group Co., Ltd. (a)	29,610	665
Top Engineering Co., Ltd.	34,766	374

		3,879

Taiwan 9.3%

Advanced Semiconductor Engineering, Inc. (a)	327,993	249
Asustek Computer, Inc. SP - GDR	336,457	882
Cathay Financial Holding Co.	229,000	470
Compeq Manufacturing Co., Ltd. (a)	911,000	303
Eva Airways Corp. (a)	838,853	414
Optimax Technology Corp. (a)	195,000	500
Powerchip Semiconductor Corp. SP - GDR (a)	61,400	510
Siliconware Precision Industries Co. SP - ADR (c)	202,100	829
United Microelectronics Corp. SP - ADR (a)(c)	235,194	830

		4,987

Thailand 3.8%

Bangkok Bank Public Co., Ltd. (a)	171,300	503
Krung Thai Bank Public Co., Ltd. (a)	3,266,200	757
True Corp. PLC (a)	3,598,200	773

		2,033

United States 1.3%

News Corp. ‘B’ (c)	37,149	713

Total Common Stocks (Cost $43,194)		49,921

PREFERRED STOCK 0.0%

Singapore 0.0%

City Developments Ltd.	32,000	24

Total Preferred Stock (Cost $19)		24

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.5%

Collateral Invested for Securities on Loan (b) 4.6%

Fortis Funding LLC
2.251% due 01/03/2005	$350	350
Suntrust Bank
2.000% due 01/03/2005	2,110	2,110

		2,460

Repurchase Agreement 6.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $3,742. Repurchase proceeds are $3,668.)	3,667	3,667

Total Short-Term Instruments (Cost $6,127)		6,127

Total Investments (e) 104.8% (Cost $49,340)		$56,072

Other Assets and Liabilities (Net) (4.8%)		(2,544)

Net Assets 100.0%		$53,528

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Securities purchased with the cash proceeds from securities on loans.
(c)	Portion of securities on loan with an aggregate market value of $2,171; cash collateral of $2,456 was received with which the Fund purchased securities.
(d)	The Warrants entitle the Fund to purchase 1 share of City Developments for every warrant held at Singapore Dollar 2.500 until May 10, 2006.
(e)	Securities with an aggregate value of $40,376, which represents 75.43% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  17

Schedule of Investments

RCM Innovation Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 100.1%

Consumer Services 2.1%
Accenture Ltd. ‘A’ (a)	644,700	$17,407

Healthcare 1.2%

St. Jude Medical, Inc. (a)(d)	221,600	9,292

Technology 96.8%

Altera Corp. (a)	663,700	13,739
AU Optronics Corp. SP - ADR (d)	361,800	5,181
Avid Technology, Inc. (a)	443,300	27,374
Broadcom Corp. ‘A’ (a)(d)	559,200	18,051
Celestica, Inc. (a)	1,086,900	15,336
Cisco Systems, Inc. (a)	1,075,000	20,747
Cognizant Technology Solutions Corp. ‘A’ (a)(d)	410,700	17,385
Computer Associates International, Inc. (a)	3,587	111
Comverse Technology, Inc. (a)	1,221,700	29,871
Corning, Inc. (a)	1,868,500	21,992
Cymer, Inc. (a)(d)	256,900	7,589
Cypress Semiconductor Corp. (a)(d)	668,300	7,839
Dell, Inc. (a)(d)	687,300	28,963
EMC Corp. (a)	1,813,271	26,963
Flextronics International Ltd. (a)(d)	1,133,600	15,666
Foundry Networks, Inc. (a)	720,800	9,486
Google, Inc. ‘A’ (a)(d)	110,400	21,318
Intel Corp.	393,400	9,202
JDS Uniphase Corp. (a)	2,229,900	7,069
Juniper Networks, Inc. (a)	935,300	25,431
Kulicke & Soffa Industries, Inc. (a)	656,446	5,659
Lexmark International, Inc. ‘A’ (a)	102,600	8,721
Linear Technology Corp. (d)	500,700	19,407
Macromedia, Inc. (a)	614,900	19,136
Marvell Technology Group Ltd. (a)(d)	671,554	23,820
Mercury Interactive Corp. (a)(d)	390,572	17,791
Microsoft Corp.	966,100	25,805
Monster Worldwide, Inc. (a)	829,300	27,898
Motorola, Inc.	801,000	13,777
National Semiconductor Corp.	675,800	12,131
Network Appliance, Inc. (a)(d)	726,500	24,134
Nokia Corp. SP - ADR (a)(d)	998,900	15,653
OmniVision Technologies, Inc. (a)(d)	211,598	3,883
Oracle Corp. (a)(d)	1,062,000	14,571
Polycom, Inc. (a)	687,100	16,023
QUALCOMM, Inc. (d)	359,800	15,255
Red Hat, Inc. (a)(d)	342,200	4,568
SAP AG SP - ADR (a)(d)	493,820	21,832
Siebel Systems, Inc. (a)	752,800	7,904
Solectron Corp. (a)	3,200,900	17,061
Sonus Networks, Inc. (a)(d)	1,759,500	10,082
Symantec Corp. (a)	352,000	9,067
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	2,777,382	23,580
Take-Two Interactive Software, Inc. (a)	197,600	6,874
Telefonaktiebolaget LM Ericsson SP - ADR (a)	667,300	21,013
Texas Instruments, Inc. (d)	698,500	17,197
United Microelectronics Corp. SP - ADR (a)(d)	4,976,569	17,567
UTStarcom, Inc. (a)(d)	336,400	7,451
VERITAS Software Corp. (a)	308,900	8,819
Yahoo!, Inc. (a)	577,600	21,764

		787,756

Total Common Stocks (Cost $679,793)		814,455

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 21.5%

Collateral Invested for Securities on Loan (c) 20.8%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	6,000	5,997
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	3,000	2,994
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.376% due 01/18/2005	1,000	998
2.375% due 01/27/2005	2,000	1,996
2.415% due 03/01/2005	2,000	1,988
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	19,500	19,500
CC USA, Inc.
2.309% due 07/05/2005 (b)	1,000	1,001
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
Citigroup Global Markets, Inc.	35,000	35,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
2.023% due 07/08/2005 (b)	2,000	2,000
Davis Square Funding Corp.
2.309% due 01/05/2005	10,000	9,960
2.375% due 01/31/2005	12,000	11,974
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
K2 LLC
2.393% due 09/15/2005 (b)	5,000	5,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	7,000	6,998
Park Granada LLC
2.367% due 01/31/2005	3,000	2,991
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
2.000% due 01/03/2005	356	356

		169,766

Repurchase Agreement 0.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 1.910% due 06/22/2006 valued at $5,613. Repurchase proceeds are $5,503.)	5,502	5,502

Total Short-Term Instruments (Cost $175,296)		175,268

Total Investments 121.6% (Cost $855,089)		$989,723

Other Assets and Liabilities (Net) (21.6%)		(176,091)

Net Assets 100.0%		$813,632

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $160,713; cash collateral of $169,585 was received with which the Fund purchased securities.

18  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.9%

Healthcare 96.9%

Abgenix, Inc. (a)	168,000	$1,737
Adolor Corp. (a)(d)	275,000	2,728
Affymetrix, Inc. (a)(d)	143,000	5,227
Alexion Pharmaceuticals, Inc. (a)	304,510	7,674
Alkermes, Inc. (a)	250,000	3,522
Amgen, Inc. (a)	471,820	30,267
Amylin Pharmaceuticals, Inc. (a)	289,000	6,751
AtheroGenics, Inc. (a)(d)	126,100	2,971
AVANIR Pharmaceutica ls ‘A’ (a)	550,000	1,875
Biogen Idec, Inc. (a)(d)	411,000	27,377
Celgene Corp. (a)(d)	293,280	7,781
Cell Therapeutics, Inc. (a)(d)	320,000	2,605
Cephalon, Inc. (a)(d)	78,000	3,969
Chiron Corp. (a)	155,000	5,166
Corgentech, Inc. (a)(d)	190,000	1,573
Cubist Pharmaceuticals, Inc. (a)	292,000	3,454
CV Therapeutics, Inc. (a)(d)	292,000	6,716
Cytokinetics, Inc. (a)	155,900	1,598
Elan Corp. PLC SP - ADR (a)(d)	378,000	10,301
Encysive Pharmaceuticals, Inc. (a)	249,080	2,473
Exelixis, Inc. (a)	373,000	3,544
Genentech, Inc. (a)(d)	273,176	14,872
Gen-Probe, Inc. (a)	62,000	2,803
Genzyme Corp. (a)	286,000	16,608
Gilead Sciences, Inc. (a)	669,000	23,408
Human Genome Sciences, Inc. (a)	874,890	10,516
Idenix Pharmaceuticals, Inc. (a)	54,850	941
Incyte Corp. (a)(d)	167,000	1,668
Invitrogen Corp. (a)	77,000	5,169
Medicines Co. (a)(d)	269,480	7,761
MedImmune, Inc. (a)(d)	290,200	7,867
MGI Pharma, Inc. (a)	124,560	3,489
Millennium Pharmaceuticals, Inc. (a)	225,000	2,727
Nektar Therapeutics, Inc. (a)	253,073	5,122
Neurocrine Biosciences, Inc. (a)	70,000	3,451
NitroMed, Inc. (a)(d)	140,000	3,731
NPS Pharmaceutica ls, Inc. (a)(d)	147,000	2,687
Onyx Pharmaceuticals, Inc. (a)	127,950	4,144
OSI Pharmaceuticals, Inc. (a)(d)	162,000	12,126
Pharmion Corp. (a)(d)	150,000	6,332
Progenics Pharmaceuticals, Inc. (a)	197,000	3,381
Protein Design Labs, Inc. (a)	354,000	7,314
QLT, Inc. (a)(d)	225,000	3,618
Rigel Pharmaceuticals, Inc. (a)	138,240	3,376
SuperGen, Inc. (a)(d)	357,670	2,522
Tanox, Inc. (a)	201,000	3,054
Telik, Inc. (a)(d)	182,030	3,484
Transkaryotic Therapies, Inc. (a)	183,900	4,669
United Therapeutics Corp. (a)	153,000	6,908
Vaxgen, Inc. (a)(d)	435,900	7,410
Vicuron Pharmaceuticals, Inc. (a)	405,000	7,051
Vion Pharmaceuticals, Inc. (a)(d)	366,190	1,717

Total Common Stocks (Cost $ 290,331)		329,235

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 30.0%

Collateral Invested for Securities on Loan (c) 27.6%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,998
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,475	1,472
2.375% due 01/27/2005	2,000	1,996
2.414% due 03/01/2005	1,000	994
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	14,000	14,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	15,000	15,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	3,000	2,988
2.375% due 01/31/2005	3,000	2,993
Fortis Funding LLC
2.250% due 01/03/2005	6,000	6,000
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	2,000	2,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	4,000	4,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	3,000	2,993
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	3,000	2,999
Park Granada LLC
2.367% due 01/31/2005	6,000	5,982
Sierra Madre Funding Corp.
2.101% due 01/19/2005	4,000	3,979
Suntrust Bank
2.000% due 01/03/2005	499	499

		93,919

Repurchase Agreement 2.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.040% due 04/02/2018 valued at $8,299. Repurchase proceeds are $8,134.)	8,133	8,133

Total Short-Term Instruments (Cost $102,080)		102,052

Total Investments 126.9% (Cost $392,411)		$431,287

Other Assets and Liabilities (Net) (26.9%)		(91,368)

Net Assets 100.0%		$339,919

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $89,964; cash collateral of $93,861 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  19

Schedule of Investments

RCM Global Healthcare Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.2%

Capital Goods 1.0%

Tyco International Ltd.	52,500	$1,876

Healthcare 96.2%

Abbott Laboratories	265,860	12,402
Aetna, Inc.	31,260	3,900
Alcon, Inc. (a)	23,080	1,860
Amgen, Inc. (a)(d)	60,000	3,849
Amylin Pharmaceuticals, Inc. (a)	41,440	968
Baxter International, Inc.	57,730	1,994
Beckman Coulter, Inc. (a)(d)	28,450	1,906
Biogen Idec, Inc. (a)(d)	141,550	9,429
Biomet, Inc.	41,830	1,815
Boston Scientific Corp. (a)	54,230	1,928
Bristol-Myers Squibb Co.	76,190	1,952
C.R. Bard, Inc.	45,880	2,935
Caremark Rx, Inc. (a)	50,000	1,971
Covance, Inc. (a)	22,740	881
Daiichi Pharmaceutical Co. (a)	177,200	3,846
Elan Corp. PLC SP - ADR (a)(d)	210,490	5,736
Eli Lilly & Co. (d)	91,340	5,184
Gen-Probe, Inc. (a)	68,590	3,101
GlaxoSmithKline PLC	388,150	9,113
IVAX Corp. (a)	244,050	3,861
Johnson & Johnson	221,800	14,067
Kinetic Concepts, Inc. (a)	24,390	1,861
Medtronic, Inc. (d)	151,970	7,548
Merck & Co., Inc.	156,640	5,034
Nektar Therapeutics, Inc. (a)	90,650	1,835
NitroMed, Inc. (a)(d)	37,100	989
Novartis AG (a)	185,410	9,331
PacifiCare Health Systems, Inc. (a)	87,660	4,954
Pfizer, Inc.	673,250	18,104
Roche Holdings AG - Genusschein (a)	42,500	4,878
Sanofi-Synthelabo S.A.	59,960	4,794
Schering-Plough Corp.	181,770	3,795
Smith & Nephew PLC	362,750	3,712
UnitedHealth Group, Inc. (a)	55,730	4,906
Varian Medical Systems, Inc. (a)	21,500	930
Vion Pharmaceuticals, Inc. (a)(d)	200,000	938
WellPoint, Inc. (a)	40,330	4,638
Wyeth	137,830	5,870
Yamanouchi Pharmaceutical Co., Ltd.	100,400	3,918

		180,733

Technology 1.0%

Fisher Scientific International, Inc. (a)(d)	30,400	1,896

Total Common Stocks (Cost $172,637)		184,505

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 15.8%

Collateral Invested for Securities on Loan (c) 14.4%

Bavaria Universal Funding Corp.
2.375% due 01/27/2005	$2,000	1,996
Bear Stearns Cos., Inc.	7,000	7,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	5,000	5,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	1,000	1,003
Davis Square Funding Corp.
2.375% due 01/31/2005	3,000	2,994
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.393% due 08/16/2005 (b)	1,000	1,000
Suntrust Bank
1.997% due 01/03/2005	28	28

		27,027

Repurchase Agreement 1.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.250% due 06/15/2006 valued at $2,770. Repurchase proceeds are $2,712.)	2,712	2,712

Total Short-Term Instruments (Cost $29,736)		29,739

Total Investments (e) 114.0% (Cost $202,373)		$214,244

Other Assets and Liabilities (Net) (14.0%)		(26,257)

Net Assets 100.0%		$187,987

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $26,714; cash collateral of $27,634 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $39,592, which represents 21.06% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

20  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.7%

Australia 2.0%

Ansell Ltd.	60,000	$420
John Fairfax Holdings Ltd.	115,000	411
Mayne Group Ltd.	75,958	254
Patrick Corp. (a)	75,000	387

		1,472

Belgium 0.7%

Option International NV (a)	13,500	485

Brazil 1.8%

Gol Linhas Aereas Inteligentes S.A. SP - ADR (a)	30,000	956
Telesp Celular Particapacoes S.A. SP - ADR (a)	54,022	367

		1,323

Canada 3.1%

PetroKazakhstan, Inc. ‘A’	18,000	668
Telesystem International Wireless, Inc. (a)(d)	43,000	481
Ultra Petroleum Corp. (a)	22,800	1,097

		2,246

China 1.5%

Hopewell Holdings Ltd. (a)	120,000	308
Kerry Properties (a)	168,000	360
Weiqiao Textile Co. (a)	250,000	394

		1,062

Denmark 1.3%

GN Store Nord (a)	45,000	485
Jyske Bank SP - REG (a)	11,000	414

		899

Finland 0.5%

YIT-Yhtyma Oyj SP (a)	15,000	373

France 2.6%

123 Multimedia (a)	7,500	384
Acadomia Group (a)	12,000	612
Neopost S.A. (a)	11,000	855

		1,851

Germany 4.5%

GPC Biotech AG (a)	12,500	179
Grenke Leasing AG (a)	22,000	1,042
Hugo Boss AG SP - ORD (a)	19,000	606
Leoni AG (a)	9,000	613
Mobilcom AG (a)	18,000	408
Technotrans AG (a)	23,000	406

		3,254

Greece 0.5%

Intralot S.A.	16,000	391

Hong Kong 2.2%

Dickson Concepts Ltd. (a)	300,000	407
Hon Kwok Land Investment Co. (a)	1,400,000	316
Hysan Development Co.	230,000	482
International Bank of Asia	1,000,000	399

		1,604

Indonesia 2.2%

Indosat Tbk. PT SP - ADR (d)	18,000	561
PT Bank Rakyat Indonesia Tbk.	1,750,000	543
PT Indocement Tunggal Prakarsa Tbk. (a)	1,300,000	431

		1,535

Ireland 0.6%

Paddy Power PLC (a)	30,000	442

Italy 1.9%

Caltagirone Editore SpA (a)	45,000	437
Hera SpA (a)	190,000	546
Meta Modena SpA (a)	110,000	404

		1,387

Japan 8.8%

CKD Corp.	60,000	373
Daifuku Co. (a)	55,000	357
Goldcrest Co., Ltd.	7,000	484
Itoham Foods, Inc. (a)	72,000	365
Japan Asia Investment Co. (a)	60,000	249
Japan Denzai Co., Ltd.	45,000	364
Kadokawa Holdings, Inc. (a)	14,700	609
Moshi Moshi Hotline, Inc.	5,000	467
Musashi Seimitsu Industry Co., Ltd.	20,000	484
Ricoh Leasing Co.	22,400	574
Ryohin Keikaku Co., Ltd.	12,600	633
Sumitomo Titanium Corp. (a)	8,550	483
Tokyo Tatemono Co.	80,000	521
USS Co., Ltd. (a)	5,000	420

		6,383

Malaysia 0.5%

Digi.Com Bhd. (a)	240,000	391

Mexico 1.5%

Consorcio ARA, S.A. de C.V. (a)	185,000	556
Organizacion Soriana S.A. de CV ‘B’ (a)	150,000	538

		1,094

Netherlands 2.4%

Brunel International NV (a)	41,000	499
James Hardie Industries NV (a)	72,000	379
Stork NV (a)	12,500	430
Vedior NV (a)	28,000	456

		1,764

Norway 0.7%

Aker Kvaerner ASA (a)	19,000	505

Philippines 0.9%

Philippine Long Distance Telephone Co. SP - ADR (a)	25,000	623

Singapore 0.5%

First Engineering Ltd. (a)	420,000	358

Spain 1.2%

Banco Pastor S.A.	12,500	413
Cortefiel S.A.	30,000	475

		888

Sweden 0.6%

Getinge AB ‘B’ (a)	35,000	435

Switzerland 3.9%

Georg Fischer AG (a)	2,100	544
Jelmoli Holding AG (a)	400	577
Kuoni Reisen Holding SP - REG (a)	1,400	613
Lindt & Spruengli AG (a)	38	555
Sig Holding AG (a)	2,250	513

		2,802

Thailand 0.7%

Bank of Ayudhya Public Co., Ltd. (a)	1,700,000	525

United Kingdom 5.4%

Balfour Beatty PLC	85,000	514
Body Shop International PLC	80,000	247
Dawson Holdings PLC	65,000	209
ICAP PLC	80,000	416
Laird Group PLC	75,000	471
NextGen Sciences, Ltd. (a)	27,000	181
Northgate PLC	40,000	655
Paladin Resources PLC	150,000	503
Punch Taverns PLC	55,000	728

		3,924

United States 43.2%

Affiliated Managers Group, Inc. (a)(d)	13,800	935
Airgas, Inc.	12,000	318
Alliance Data Systems Corp. (a)	11,400	541
Alvarion Ltd. (a)	40,000	531
AudioCodes Ltd. (a)(d)	30,000	498
BEI Technologies, Inc.	14,000	432
Bill Barrett Corp. (a)	5,200	166
Bucyrus International, Inc. ‘A’	11,500	467
Cash America International, Inc.	24,500	728
Central European Distribution Corp. (a)(d)	22,500	665
Central European Media Enterprises Ltd. ‘A’ (a)	19,000	741
Cogent, Inc. (a)	14,000	462
Coinstar, Inc. (a)(d)	26,000	698
Commercial Capital BanCorp., Inc.	27,500	637
Cooper Cos., Inc. (d)	6,350	448
Corrections Corp. of America (a)	21,000	850
Embarcadero Technologies, Inc. (a)	29,000	273
Energy Conversion Devices, Inc. (a)(d)	17,500	338
Exar Corp. (a)	20,000	284
F5 Networks, Inc. (a)	4,900	239
Finish Line, Inc. ‘A’	28,000	512
FormFactor, Inc. (a)	14,500	394
Fossil, Inc. (a)	13,000	333
Foundation Coal Holdings, Inc. (a)(d)	16,000	369
General Communication, Inc. ‘A’ (a)	30,000	331
Gen-Probe, Inc. (a)	14,000	633
Global Imaging Systems, Inc. (a)	10,000	395
Great Lakes Chemical Corp.	13,000	370
Harsco Corp. (a)	8,500	474
Heidrick & Struggles International, Inc. (a)	16,000	548
Hibbett Sporting Goods, Inc. (a)	21,000	559
Housevalues, Inc. (a)(d)	13,500	203
Hyperion Solutions Corp. (a)	10,000	466
Ionatron, Inc. (a)(d)	30,500	346
Ixia (a)	18,000	303
Jackson Hewitt Tax Service, Inc.	22,500	569
Jarden Corp. (a)	20,000	869
Jones Lang LaSalle, Inc. (a)	18,600	696
Kindred Healthcare, Inc. (a)	16,100	482
Life Time Fitness, Inc. (a)	19,000	492
Nektar Therapeutics, Inc. (a)	15,000	304
PalmOne, Inc. (a)(d)	8,000	252
PeopleSupport, Inc. (a)	45,000	457
PF Chang’s China Bistro, Inc. (a)	6,900	389
Portalplayer, Inc. (a)	1,700	42
Ralcorp Holdings, Inc.	12,000	503
Redwood Trust, Inc.	9,200	571
Regis Corp.	14,000	646
Renal Care Group, Inc. (a)	11,000	396
Resources Connection, Inc. (a)	11,000	596
Safenet, Inc. (a)	6,000	220
Sapient Corp. (a)	35,000	277
Sierra Health Services, Inc. (a)	10,000	551
Signature Bank & Trust (a)	22,000	712
Sirf Technology Holdings, Inc. (a)	26,000	331
Standard Pacific Corp. (a)	12,800	821
Tekelec (a)	14,000	286
Telvent GIT S.A. (a)	45,000	574
TIBCO Software, Inc. (a)	28,500	380
United Natural Foods, Inc. (a)	20,800	647
UNOVA, Inc. (a)(d)	15,000	379
Varian Semiconductor Equipment Associates, Inc. (a)	9,500	350
VCA Antech, Inc. (a)	32,800	643
Westcorp, Inc.	10,000	459
Western Wireless Corp. ‘A’ (a)	21,000	615
Wintrust Financial Corp.	6,200	353

		31,349

Total Common Stocks (Cost $54,406)		69,365

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  21

Schedule of Investments (Cont.)

RCM Global Small-Cap Fund

December 31, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 12.3%

Collateral Invested for Securities on Loan (c) 7.9%

Bavaria TRR Corp.
2.401% due 01/06/2005	$2,000	$1,999
Bavaria Universal Funding Corp.
2.375% due 01/27/2005	1,000	998
Fortis Funding LLC
2.250% due 01/03/2005	689	689
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Suntrust Bank
2.000% due 01/03/2005	1,001	1,001

		5,684

Repurchase Agreement 4.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 6.250% due 02/01/2011 valued at $3,276. Repurchase proceeds are $3,208.)	3,207	3,207

Total Short-Term Instruments (Cost $8,893)		8,891

Total Investments (b) 108.0% (Cost $63,299)		$78,256

Other Assets and Liabilities (Net) (8.0%)		(5,776)

Net Assets 100.0%		$72,480

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities with an aggregate value of $26,251, which represents 36.22% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $5,474; cash collateral of $5,676 was received with which the Fund purchased securities.

22  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Global Technology Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.4%

Aerospace 1.4%

United Technologies Corp. (f)	87,090	$9,001

Capital Goods 2.3%

Tyco International Ltd.	405,410	14,489

Communications 1.4%

Nextel Partners, Inc. ‘A’ (a)	459,160	8,972

Consumer Discretionary 0.8%

Nintendo Co., Ltd. (a)	41,300	5,205

Consumer Services 1.1%

DreamWorks Animation SKG, Inc. ‘A’ (a)	1,000	38
Greenfield Online, Inc. (a)	319,410	7,024

		7,062

Energy 5.9%

Cooper Cameron Corp. (a)	60,110	3,235
Halliburton Co.	205,810	8,076
Input/Output, Inc. (a)	275,030	2,431
Nabors Industries Ltd. (a)(f)	44,610	2,288
National-Oilwell, Inc. (a)(f)	65,050	2,296
Schlumberger Ltd.	79,990	5,355
Smith International, Inc. (a)	29,510	1,606
Transocean, Inc. (a)(f)	147,160	6,238
Weatherford International Ltd. (a)(f)	106,660	5,472

		36,997

Financial & Business Services 0.7%

Infosys Technologies Ltd. - Warrants Exp. 9/05/2005 (a)(d)	22,800	4,383

Healthcare 5.6%

Amylin Pharmaceuticals, Inc. (a)	177,240	4,140
Elan Corp. PLC SP - ADR (a)(f)	54,380	1,482
Gilead Sciences, Inc. (a)	26,430	925
Guidant Corp. (a)	57,910	4,175
IVAX Corp. (a)	275,000	4,350
Johnson & Johnson	210,780	13,368
Nektar Therapeutics, Inc. (a)	150,050	3,037
PacifiCare Health Systems, Inc. (a)	25,190	1,424
Vicuron Pharmaceuticals, Inc. (a)	134,450	2,341

		35,242

Technology 77.2%

Advanced Micro Devices, Inc. (a)(f)	614,180	13,524
Amazon.com, Inc. (a)	76,390	3,383
Apple Computer, Inc. (a)	425,000	27,370
Autodesk, Inc. (f)	638,860	24,245
Avaya, Inc. (a)	492,830	8,477
Broadcom Corp. ‘A’ (a)(f)	265,930	8,584
Citrix Systems, Inc. (a)	174,970	4,292
Cognizant Technology Solutions Corp. ‘A’ (a)(f)	249,140	10,546
Comverse Technology, Inc. (a)	974,370	23,823
Cypress Semiconductor Corp. (a)(f)	75,600	887
eBay, Inc. (a)(f)	103,180	11,998
EMC Corp. (a)	449,370	6,682
F5 Networks, Inc. (a)	71,860	3,501
Google, Inc. ‘A’ (a)(f)	99,980	19,306
International Rectifier Corp. (a)(f)	29,810	1,329
Intuit, Inc. (a)	55,950	2,462
Juniper Networks, Inc. (a)	256,280	6,968
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(c)	1,989	3
Macromedia, Inc. (a)	132,480	4,123
Marvell Technology Group Ltd. (a)(f)	980,520	34,779
McAfee, Inc. (a)	642,310	18,582
Mercury Interactive Corp. (a)(f)	127,640	5,814
MicroStrategy, Inc. ‘A’ (a)	75,310	4,537
Monster Worldwide, Inc. (a)	349,270	11,749
National Semiconductor Corp.	183,000	3,285
NCR Corp. (a)	601,137	41,617
NCsoft Corp. (a)	30,070	2,421
Netease.com, Inc. SP - ADR (a)(f)	250,830	13,251
Network Appliance, Inc. (a)	92,540	3,074
Powerwave Technologies, Inc. (a)(f)	306,700	2,601
QUALCOMM, Inc.	96,908	4,109
Red Hat, Inc. (a)(f)	637,700	8,513
Research In Motion Ltd. (a)(f)	346,670	28,573
SAP AG SP - ADR	10,000	442
Shanda Interactive Entertainment Ltd. SP - ADR (a)(f)	470,050	19,977
SINA Corp. (a)(f)	57,000	1,827
Softbank Corp. (a)	41,900	2,043
Sun Microsystems, Inc. (a)(f)	1,271,220	6,839
Symantec Corp. (a)	245,200	6,316
Telefonaktiebolaget LM Ericsson SP - ADR (a)	65,000	2,047
Telvent GIT S.A. (a)	239,600	3,055
Tencent Holdings Ltd. (a)	10,694,000	6,363
TIBCO Software, Inc. (a)	566,620	7,559
Trend Micro, Inc.	228,500	12,422
VeriSign, Inc. (a)(f)	850,570	28,511
Yahoo!, Inc. (a)(f)	644,840	24,298

		486,107

Total Common Stocks (Cost $439,571)		607,458

	# of Contracts

PURCHASED CALL OPTIONS 0.3%

Biotechnology Index (CBOE) Strike @ 540.000 Exp. 02/19/2005	1	1,580

Total Purchased Call Options (Cost $1,967)		1,580

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 25.7%

Collateral Invested for Securities on Loan (f) 21.8%

Bavaria TRR Corp.
2.325% due 01/05/2005	$8,000	7,995
2.401% due 01/06/2005	10,000	9,996
2.395% due 01/28/2005	5,000	4,990
Bavaria Universal Funding Corp.
2.375% due 01/18/2005	3,142	3,135
2.375% due 01/27/2005	5,000	4,990
Bear Stearns Cos., Inc.	24,000	24,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	2,000	2,009
Citigroup Global Markets, Inc.	12,000	12,000
Davis Square Funding Corp.
2.309% due 01/05/2005	10,000	9,960
2.375% due 01/31/2005	4,000	3,991
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	16,031	16,031
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	1,000	1,000
Lake Constance Funding LLC
2.345% due 01/18/2005	5,000	4,988
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	1,000	1,000
Park Granada LLC
2.367% due 01/31/2005	8,000	7,976
Sheffield Receivables Corp.
2.345% due 01/13/2005	5,000	4,990
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.000% due 01/03/2005	4,732	4,732

		137,775

Repurchase Agreement 3.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.040% due 04/02/2018 valued at $24,777. Repurchase proceeds are $24,292.)	24,288	24,288

Total Short-Term Instruments (Cost $162,118)		162,063

Total Investments (g) 122.4% (Cost $603,656)		$771,101

Written Options (h) (0.4%) (Premiums $2,383)		(2,290)

Other Assets and Liabilities (Net) (22.1%)		(138,934)

Net Assets 100.0%		$629,877

Notes to Schedule of Investments

(amounts in thousands, except number of contracts and per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	The warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.750 until December 10, 2007.
(d)	The warrants entitle the Fund to purchase 4 shares of Infosys Technologies Ltd. for every warrant held at $0.000001 until September 5, 2005.
(e)	Portion of securities on loan with an aggregate market value of $133,234; cash collateral of $137,627 was received with which the Fund purchased securities.
(f)	Securities purchased with the cash proceeds from securities on loans.
(g)	Securities with an aggregate value of $22,091, which represents 3.51% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  23

Schedule of Investments (Cont.)

RCM Global Technology Fund

December 31, 2004 (Unaudited)

(h)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Apple Computer	$65.000	01/22/2005	2,524	$914	$808
Call - CBOE Biotechnology Index	580.000	02/19/2005	786	548	299
Call - CBOE Netease.com, Inc.	55.000	03/19/2005	1,254	539	451
Call - CBOE Shanda Interactive Entertainment Ltd.	35.000	03/19/2005	800	382	732

				$2,383	$2,290

(i)	Short sales open at December 31, 2004 were as follows:

Type	Shares	Value	Proceeds
Applied Materials, Inc.	160,600	$2,746	$2,617
Samsung Electronics Co., Ltd	2,780	609	542

		$3,355	$3,159

24  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 100.0%

Australia 2.0%

Brambles Industries Ltd.	193,400	$1,057
Macquarie Infrastructure Group	377,575	1,006

		2,063

Brazil 1.1%

Uniao de Bancos Brasileiros S.A. SP - GDR	34,975	1,109

Canada 4.6%

EnCana Corp.	28,100	1,604
Shoppers Drug Mart Corp. (a)	31,700	986
Shoppers Drug Mart Corp. (a)(b)	33,075	1,029
Suncor Energy, Inc.	30,000	1,062

		4,681

China 1.0%

Television Broadcasting (a)	212,000	983

Finland 1.1%

UPM-Kymmene Oyj (a)	51,200	1,133

France 6.6%

Axa S.A. (a)	84,250	2,083
Louis Vuitton Moet Hennessy S.A.	15,475	1,185
Pernod Richard S.A. (a)	9,400	1,441
TotalFinaElf S.A.	9,125	1,999

		6,708

Germany 11.1%

Deutsche Bank AG (a)	11,600	1,033
Deutsche Telekom AG (a)	117,600	2,659
Puma AG Rudolf Dassler Sport (a)	9,275	2,553
SAP AG (a)	10,375	1,840
Siemens AG (a)	19,325	1,636
Stada Arzneimittel AG (a)	58,175	1,573

		11,294

Greece 2.6%

Hellenic Telecommunications Organization S.A. (OTE) (a)	58,380	1,050
OPAP S.A.	56,700	1,567

		2,617

Hong Kong 4.4%

Hutchinson Whampoa Ltd.	169,000	1,583
Li & Fung Ltd.	910,000	1,531
Sun Hung Kai Properties Ltd.	140,000	1,401

		4,515

India 1.1%

ICICI Bank Ltd. SP - ADR	57,500	1,159

Ireland 3.0%

Anglo Irish Bank Corp.	83,650	2,026
Elan Corp. PLC SP - ADR (a)(d)	38,600	1,052

		3,078

Italy 4.2%

Eni SpA (a)	82,775	2,075
Telecom Italia SpA (a)	545,175	2,226

		4,301

Japan 13.3%

Canon, Inc.	27,000	1,466
Credit Saison Co., Ltd. (a)	31,000	1,134
Daito Trust Construct Co., Ltd.	30,800	1,464
Furukawa Electric Co. (a)	270,000	1,502
Nitto Denko Corp.	26,200	1,439
Orix Corp. (a)	11,800	1,615
Takefuji Corp. (a)	22,650	1,532
Toyota Motor Credit Corp.	46,000	1,888
USS Co., Ltd.	17,970	1,509

		13,549

Netherlands 4.1%

ASML Holding NV (a)	64,200	1,026
ING Groep NV	54,050	1,635
Vedior NV (a)	93,975	1,529

		4,190

Singapore 3.1%

Keppel Corp. (a)	185,000	975
SembCorp. Industries Ltd.	2,187,000	2,168

		3,143

South Korea 2.2%

Samsung Electronics Co., Ltd.	5,060	2,199

Spain 2.1%

ACS Actividades Construcciones y Servicios S.A. (a)	92,000	2,096

Sweden 1.4%

Telefonaktiebolaget LM Ericsson ‘B’ (a)	464,600	1,463

Switzerland 6.4%

Novartis AG (a)	20,650	1,039
Roche Holdings AG - Genusschein (a)	13,700	1,573
Swiss Reinsurance Co. (a)	25,925	1,845
UBS AG (a)	24,475	2,052

		6,509

Thailand 2.9%

Bangkok Bank Public Co., Ltd. (a)	504,200	1,482
Land and Houses PCL ‘F’ (a)	5,100,000	1,488

		2,970

United Kingdom 20.5%

ARM Holdings PLC (a)	502,275	1,056
BHP Billiton PLC	265,025	3,097
Carnival PLC	33,800	2,062
Diageo PLC	88,350	1,262
GlaxoSmithKline PLC	194,450	4,565
Man Group PLC	71,200	2,009
Reckitt Benckiser PLC	38,700	1,167
Serco Group PLC (a)	333,950	1,536
Vodafone Group PLC	981,250	2,670
WPP Group PLC (a)	136,700	1,499

		20,923

United States 1.2%

News Corp. ‘B’ (d)	62,500	1,200

Total Common Stocks (Cost $83,464)		101,883

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.3%

Collateral Invested for Securities on Loan (c) 2.3%

Bear Stearns Cos., Inc.	$500	500
Fortis Funding LLC
2.250% due 01/03/2005	1,000	1,000
Suntrust Bank
2.000% due 01/03/2005	834	834

Total Short-Term Instruments (Cost $2,334)		2,334

Total Investments (e) 102.3% (Cost $85,798)		$104,217

Other Assets and Liabilities (Net) (2.3%)		(2,343)

Net Assets 100.0%		$101,874

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Securities purchased under Rule 144A of the 1993 Securities Act and, unless registered under the act or exempt from registration, may only be sold to qualified institutional investors.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $2,219; cash collateral of $2,331 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $92,138, which represents 90.44% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
NACM Global Fund

Class D
12/31/2004+	$14.24	$0.01	(a)	$1.54	(a)	$1.55	$0.00	$(0.61)	$(0.61)
06/30/2004	11.72	(0.07	)(a)	3.53	(a)	3.46	0.00	(0.95)	(0.95)
07/19/2002 –06/30/2003	10.00	(0.05	)(a)	1.80	(a)	1.75	(0.03)	0.00	(0.03)

NACM International Fund

Class D
10/29/2004 –12/31/2004+	$14.81	$0.01	(a)	$1.53	(a)	$1.54	$(0.08)	$0.00	$(0.08)

NACM Pacific Rim Fund

Class D
12/31/2004+	$9.23	$0.00	(a)	$0.97	(a)	$0.97	$0.00	$(0.13)	$(0.13)
06/30/2004	6.28	(0.03	)(a)	2.93	(a)	2.90	0.00	0.00	0.00
07/31/2002 –06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00	0.00

RCM Innovation Fund

Class D
12/31/2004+	$16.85	$(0.04	)(a)	$(0.68	)(a)	$(0.72)	$0.00	$0.00	$0.00
06/30/2004	13.34	(0.18	)(a)	3.69	(a)	3.51	0.00	0.00	0.00
06/30/2003	13.87	(0.13	)(a)	(0.40	)(a)	(0.53)	0.00	0.00	0.00
06/30/2002	28.92	(0.24	)(a)	(14.81	)(a)	(15.05)	0.00	0.00	0.00
06/30/2001	72.72	(0.47	)(a)	(36.98	)(a)	(37.45)	0.00	(6.35)	(6.35)
06/30/2000	37.52	(0.59	)(a)	42.18	(a)	41.59	0.00	(6.39)	(6.39)

26  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
NACM Global Fund

Class D
12/31/2004+	$0.00		$15.18		10.96%		$52	1.60	%*(g)	0.14%*	90%
06/30/2004	0.01	(a)	14.24		30.44		23	1.56	(d)	(0.50)	203
07/19/2002 – 06/30/2003	0.00	(a)	11.72		17.55		33	1.55	*(c)	(0.53)*	260

NACM International Fund

Class D
10/29/2004 – 12/31/2004+	$0.00		$16.27		10.41%		$11	1.45	%*	0.23%*	65%

NACM Pacific Rim Fund

Class D
12/31/2004+	$0.00		$10.07		10.58%		$2,298	1.91	%*(h)	0.03%*	45%
06/30/2004	0.05	(a)	9.23		46.97		1,211	1.86	(f)	(0.34)	118
07/31/2002 – 06/30/2003	0.00		6.28		(8.45)		12	1.90	*(e)	0.35 *	264

RCM Innovation Fund

Class D
12/31/2004+	$0.00		$16.13	(j)	(4.27	)%(j)	$8,909	1.32	%*(i)	(0.18)%*	43%
06/30/2004	0.00		16.85		26.31		13,519	1.31	(b)	(1.08)	233
06/30/2003	0.00		13.34		(3.82)		13,245	1.30		(1.10)	290
06/30/2002	0.00		13.87		(52.04)		15,830	1.31	(b)	(1.12)	207
06/30/2001	0.00		28.92		(55.16)		44,384	1.30		(0.96)	271
06/30/2000	0.00		72.72		115.85		85,096	1.30		(0.93)	186

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(e)	Ratio of expenses to average net assets excluding interest and tax expense is 1.90%.
(f)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(g)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.55%.
(h)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.85%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.11 and (4.41)%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RCM Biotechnology Fund

Class D
12/31/2004+	$25.67	$(0.19	)(a)	$1.16	(a)	$0.97	$0.00	$0.00	$0.00
06/30/2004	21.24	(0.37	)(a)	4.79	(a)	4.42	0.00	0.00	0.00
06/30/2003	15.96	(0.25	)(a)	5.53	(a)	5.28	0.00	0.00	0.00
06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00	0.00	0.00
12/31/00	20.02	(0.37	)(a)	16.78	(a)(g)	16.41	0.00	(0.04)	(0.04)

RCM Global Healthcare Fund

Class D
12/31/2004+	$20.79	$(0.06	)(a)	$1.15	(a)	$1.09	$0.00	$0.00	$0.00
06/30/2004	18.64	(0.19	)(a)	2.34	(a)	2.15	0.00	0.00	0.00
06/30/2003	16.25	(0.15	)(a)	2.54	(a)	2.39	0.00	0.00	0.00
06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00	(0.68)	(0.68)
01/01/2001 – 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00	0.00	0.00
12/31/00	14.25	(0.16	)(a)	10.61	(a)	10.45	0.00	(0.10)	(0.10)

RCM Global Small-Cap Fund

Class D
12/31/2004+	$19.62	$(0.09	)(a)	$2.47	(a)	$2.38	$0.00	$0.00	$0.00
06/30/2004	13.54	(0.14	)(a)	6.21	(a)	6.07	0.00	0.00	0.00
06/30/2003	13.18	(0.10	)(a)	0.46	(a)	0.36	0.00	0.00	0.00
06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00	0.00	0.00
12/31/00	23.31	(0.26	)(a)	(2.96	)(a)	(3.22)	0.00	(1.50)	(1.50)

RCM Global Technology Fund

Class D
12/31/2004+	$32.23	$(0.22	)(a)	$3.58	(a)	$3.36	$0.00	$0.00	$0.00
06/30/2004	24.26	(0.47	)(a)	8.44	(a)	7.97	0.00	0.00	0.00
06/30/2003	20.47	(0.25	)(a)	4.04	(a)	3.79	0.00	0.00	0.00
06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00	0.00
01/01/2001 – 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00	0.00
12/31/00	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00	(0.43)	(0.43)

RCM International Growth Equity Fund

Class D
12/31/2004+	$9.34	$0.03	(a)	$1.15	(a)	$1.18	$(0.09)	$0.00	$(0.09)
06/30/2004	7.44	0.00	(a)	1.99	(a)	1.99	(0.09)	0.00	(0.09)
06/30/2003	8.30	0.05	(a)	(0.93	)(a)	(0.88)	(0.05)	0.00	(0.05)
06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)	0.00	(0.23)
01/01/2001 – 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00	0.00
12/31/00	22.31	(0.05	)(a)	(5.99	)(a)	(6.04)	(0.26)	(2.19)	(2.45)

28  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Biotechnology Fund

Class D
12/31/2004+	$0.00		$26.64	3.78%	$304,394	1.61	%*(f)	1.61	%*(f)	(1.52)%*	58%
06/30/2004	0.01	(a)	25.67	20.86	325,334	1.61	(f)	1.61	(f)	(1.58)	121
06/30/2003	0.00		21.24	33.08	319,143	1.61	(f)	1.61	(f)	(1.45)	145
06/30/2002	0.00		15.96	(46.43)	293,216	1.54		1.54		(1.32)	76
01/01/2001 – 06/30/2001	0.00		29.80	(18.11)	760,362	1.50	*	1.50	*	(1.27)*	43
12/31/00	0.00		36.39	81.93	908,401	1.50		1.53		(1.06)	250

RCM Global Healthcare Fund

Class D
12/31/2004+	$0.00		$21.88	5.24%	$153,123	1.61	%*(f)	1.61	%*(f)	(0.55)%*	124%
06/30/2004	0.00		20.79	11.53	167,820	1.61	(f)	1.61	(f)	(0.98)	257
06/30/2003	0.00		18.64	14.71	170,980	1.61	(f)	1.61	(f)	(0.94)	151
06/30/2002	0.00		16.25	(22.15)	166,442	1.54		1.57		(0.98)	145
01/01/2001 – 06/30/2001	0.00		21.65	(11.99)	240,503	1.50	*	1.54	*	(0.87)*	69
12/31/00	0.00		24.60	73.37	256,909	1.50		1.64		(0.68)	216

RCM Global Small-Cap Fund

Class D
12/31/2004+	$0.00		$22.00	12.13%	$11,248	1.87	%*(h)	1.87	%*(h)	(0.89)%*	40%
06/30/2004	0.01	(a)	19.62	44.90	8,679	1.85		1.85		(0.79)	111
06/30/2003	0.00		13.54	2.73	5,172	1.86	(c)	1.86	(g)	(0.87)	183
06/30/2002	0.00		13.18	(18.34)	6,840	1.92		2.70		(1.25)	326
01/01/2001 – 06/30/2001	0.00		16.14	(13.18)	16,842	1.75	*	2.64	*	(1.30)*	134
12/31/00	0.00		18.59	(13.84)	15,640	1.75		2.20		(1.06)	202

RCM Global Technology Fund

Class D
12/31/2004+	$0.00		$35.59	10.43%	$247,693	1.76	%*(d)	1.76	%*(d)	(1.41)%*	125%
06/30/2004	0.00		32.23	32.85	216,760	1.76	(d)	1.76	(d)	(1.56)	206
06/30/2003	0.00		24.26	18.51	155,574	1.76	(e)	1.76	(e)	(1.32)	237
06/30/2002	0.00		20.47	(36.92)	149,774	1.63		1.65		(1.19)	343
01/01/2001 – 06/30/2001	0.00		32.42	(35.22)	258,371	1.56	*	1.56	*	(0.45)*	386
12/31/00	0.00		50.09	(14.60)	378,043	1.50		1.50		(0.55)	451

RCM International Growth Equity Fund

Class D
12/31/2004+	$0.01	(a)	$10.44	12.72%	$1,249	1.47	%*(b)	1.47	%*(b)	0.56%*	62%
06/30/2004	0.00		9.34	26.84	1,398	1.49	(b)	1.49	(b)	0.01	90
06/30/2003	0.07	(a)	7.44	(9.68)	3,547	1.53	(b)	1.53	(b)	0.75	86
06/30/2002	0.00		8.30	(22.89)	5,904	1.45		1.80		0.14	261
01/01/2001 – 06/30/2001	0.00		11.03	(20.19)	10,832	1.25	*	1.94	*	0.33 *	84
12/31/00	0.00		13.82	(26.95)	5,124	1.25		2.36		(0.29)	162

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  29

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund	RCM Innovation Fund
Assets:

Investments, at value	$9,496	$12,031	$56,072	$989,723
Cash	1	3	1	1,212
Foreign currency, at value	0	0	494	0
Security lending interest receivable	0	0	2	33
Receivable for investments sold	0	0	529	0
Receivable for Fund shares sold	174	63	349	350
Interest and dividends receivable	8	15	147	53

	9,679	12,112	57,594	991,371

Liabilities:

Payable for investments purchased	$377	$0	$1,414	$0
Payable for short sale	0	0	0	0
Overdraft due to Custodian	0	0	0	0
Written options outstanding	0	0	0	0
Payable for Fund shares redeemed	1	0	48	6,687
Payable for collateral for securities on loan	0	0	2,460	169,766
Accrued investment advisory fee	5	6	40	490
Accrued administration fee	4	4	31	292
Accrued distribution fee	3	0	15	331
Accrued servicing fee	1	0	10	173
Other liabilities	3	1	48	0

	394	11	4,066	177,739

Net Assets	$9,285	$12,101	$53,528	$813,632

Net Assets Consist of:

Paid in capital	$8,204	$10,143	$47,755	$3,864,394
Undistributed (overdistributed) net investment income	230	(34)	(269)	(2,323)
Accumulated undistributed net realized gain (loss)	(84)	(91)	(705)	(3,183,102)
Net unrealized appreciation	935	2,083	6,747	134,663

	$9,285	$12,101	$53,528	$813,632

Net Assets:

Class D	$52	11	2,298	8,909
Other Classes	9,233	12,090	51,230	804,723

Shares Issued and Outstanding:

Class D	3	1	228	552

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$15.18	$16.27	$10.07	$16.13

Cost of Investments Owned	$8,559	$9,947	$49,340	$855,089

Cost of Foreign Currency Held	$0	$0	$471	$0

30  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Assets:

Investments, at value	$431,287	$214,244	$78,256	$771,101	$104,217
Cash	26	1	1	217	0
Foreign currency, at value	0	0	131	0	918
Security lending interest receivable	28	4	2	52	0
Receivable for investments sold	5,237	4,775	0	8,278	1,790
Receivable for Fund shares sold	1,138	260	593	1,743	145
Interest and dividends receivable	1	216	48	111	434

	437,717	219,500	79,031	781,502	107,504

Liabilities:

Payable for investments purchased	$1,928	$3,604	$596	$5,351	$1,309
Payable for short sale	0	0	0	3,355	0
Overdraft due to Custodian	0	0	0	0	1,648
Written options outstanding	0	0	0	2,290	0
Payable for Fund shares redeemed	1,452	592	137	1,941	113
Payable for collateral for securities on loan	93,919	27,027	5,684	137,775	2,334
Accrued investment advisory fee	273	134	62	533	45
Accrued administration fee	137	92	35	275	55
Accrued distribution fee	13	13	19	18	28
Accrued servicing fee	76	42	12	85	12
Other liabilities	0	9	6	2	86

	97,798	31,513	6,551	151,625	5,630

Net Assets	$339,919	$187,987	$72,480	$629,877	$101,874

Net Assets Consist of:

Paid in capital	$671,005	$207,491	$68,694	$1,019,012	$218,156
Undistributed (overdistributed) net investment income	(2,705)	(801)	(346)	(7,993)	(493)
Accumulated undistributed net realized gain (loss)	(367,287)	(30,576)	(10,822)	(548,540)	(134,235)
Net unrealized appreciation	38,906	11,873	14,954	167,398	18,446

	$339,919	$187,987	$72,480	$629,877	$101,874

Net Assets:

Class D	304,394	153,123	11,248	247,693	1,249
Other Classes	35,525	34,864	61,232	382,184	100,625

Shares Issued and Outstanding:

Class D	11,425	6,999	511	6,959	120

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class D	$26.64	$21.88	$22.00	$35.59	$10.44

Cost of Investments Owned	$392,411	$202,373	$63,299	$603,656	$85,798

Cost of Foreign Currency Held	$0	$0	$131	$0	$892

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  31

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	NACM Global Fund	NACM International Fund*	NACM Pacific Rim Fund	RCM Innovation Fund
Investment Income:

Interest	$2	$1	$8	$223
Dividends, net of foreign taxes	47	88	433	3,254
Security lending income	0	0	4	130
Miscellaneous income	0	0	0	0

Total Income	49	89	445	3,607

Expenses:

Investment advisory fees	23	28	208	2,750
Administration fees	19	14	157	1,639
Transfer agent fees	0	8	0	0
Servicing fees – Class D	0	0	2	12
Distribution and/or servicing fees – Other Classes	20	0	126	2,818
Trustees’ fees	0	0	2	28
Audit fee	0	4	0	0
Custodian fees	0	41	0	0
Interest expense	0	0	6	20
Tax expense	2	0	6	0
Miscellaneous expense	0	14	0	0

Total Expenses	64	109	507	7,267

Reimbursement by Manager	0	(47)	0	0

Net Expenses	64	62	507	7,267

Net Investment Income (Loss)	(15)	27	(62)	(3,660)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	134	633	289	(93,969)
Net realized gain (loss) on options	0	0	0	0
Net realized gain on foreign currency transactions	46	184	129	0
Net change in unrealized appreciation (depreciation) on investments	642	935	4,206	36,926
Net change in unrealized appreciation on options	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	35	0

Net Gain (Loss)	822	1,752	4,659	(57,043)

Net Increase from Repayment by Investment Manager	0	0	0	1,337

Net Increase (Decrease) in Net Assets Resulting from Operations	$807	$1,779	$4,597	$(59,366)

*	Prior to October 15, 2004, date of reorganization, NACM International Fund bore expenses on an as-incurred basis including audit and custodian fees.

32  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	RCM Biotechnology Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Investment Income:

Interest	$77	$33	$24	$305	$5
Dividends, net of foreign taxes	5	951	254	520	957
Security lending income	98	14	9	163	1
Miscellaneous income	0	12	0	2	0

Total Income	180	1,010	287	990	963

Expenses:

Investment advisory fees	1,519	757	287	2,535	235
Administration fees	759	520	159	1,312	286
Transfer agent fees	0	0	0	0	0
Servicing fees – Class D	382	196	12	270	2
Distribution and/or servicing fees – Other Classes	106	110	127	218	215
Trustees’ fees	11	6	2	16	3
Audit fee	0	0	0	0	0
Custodian fees	0	0	0	0	0
Interest expense	2	1	2	0	6
Tax expense	0	0	0	0	1
Miscellaneous expense	0	0	0	0	0

Total Expenses	2,779	1,590	589	4,351	748

Reimbursement by Manager	0	0	0	0	0

Net Expenses	2,779	1,590	589	4,351	748

Net Investment Income (Loss)	(2,599)	(580)	(302)	(3,361)	215

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	22,630	(3,375)	645	10,110	1,881
Net realized gain (loss) on options	0	11	0	(5,927)	0
Net realized gain on foreign currency transactions	88	1,183	420	86	4,276
Net change in unrealized appreciation (depreciation) on investments	(9,089)	11,333	6,522	57,891	4,992
Net change in unrealized appreciation on options	0	0	0	1,140	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	9	(4)	1	49

Net Gain (Loss)	13,629	9,161	7,583	63,301	11,198

Net Increase from Repayment by Investment Manager	0	0	0	0	0

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,030	$8,581	$7,281	$59,940	$11,413

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  33

Statements of Changes in Net Assets

	NACM Global Fund		NACM International Fund			NACM Pacific Rim Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Period from April 1, 2004 through June 30, 2004	Year Ended March 31, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(15)	$(23)	$27	$76	$118	$(62)	$(139)
Net realized gain (loss)	180	508	817	73	1,783	418	2,846
Net change in unrealized appreciation (depreciation)	642	134	935	(202)	1,824	4,241	2,045
Net increase from repayment by Investment Manager	0	0	0	0	0	0	0

Net increase (decrease) resulting from operations	807	619	1,779	(52)	3,725	4,597	4,752

Distributions to Shareholders:

From net investment income
Class D	0	0	0	0	0	0	0
Other Classes	0	0	(224)	0	(179)	0	0
From net realized capital gains
Class D	(2)	(1)	0	0	0	(28)	0
Other Classes	(334)	(192)	(397)	0	0	(615)	0

Total Distributions	(336)	(193)	(621)	0	(179)	(643)	0

Fund Share Transactions:

Receipts for shares sold
Class D	30	18	10	0	0	1,303	4,431
Other Classes	3,321	4,740	1,018	3	1,004	16,077	60,191
Issued as reinvestment of distributions
Class D	2	1	0	0	0	27	0
Other Classes	288	166	622	0	179	395	0
Cost of shares redeemed
Class D	(6)	(34)	0	0	0	(415)	(3,229)
Other Classes	(494)	(1,003)	(962)	(1)	(5)	(15,889)	(24,177)
Net increase (decrease) resulting from Fund share transactions	3,141	3,888	688	2	1,178	1,498	37,216
Fund Redemption Fee	0	2	0	0	0	6	105

Total Increase (Decrease) in Net Assets	3,612	4,316	1,846	(50)	4,724	5,458	42,073

Net Assets:
Beginning of period	5,673	1,357	10,255	10,305	5,581	48,070	5,997

End of period*	$9,285	$5,673	$12,101	$10,255	$10,305	$53,528	$48,070

* Including undistributed (overdistributed) net investment income of:	$230	$245	$(34)	$163	$70	$(269)	$(207)

34  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

	RCM Innovation Fund		RCM Biotechnology Fund		RCM Global Healthcare Fund		RCM Global Small-Cap Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(3,660)	$(16,883)	$(2,599)	$(5,584)	$(580)	$(1,971)	$(302)	$(281)
Net realized gain (loss)	(93,969)	292,663	22,718	88,406	(2,181)	48,309	1,065	3,513
Net change in unrealized appreciation (depreciation)	36,926	(37,210)	(9,089)	(19,289)	11,342	(25,804)	6,518	6,647
Net increase from repayment by Investment Manager	1,337	8	0	0	0	0	0	0

Net increase (decrease) resulting from operations	(59,366)	238,575	11,030	63,533	8,581	20,534	7,281	9,879

Distributions to Shareholders:

From net investment income
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
From net realized capital gains
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Total Distributions	0	0	0	0	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class D	549	7,431	13,752	50,998	6,792	36,764	3,695	6,190
Other Classes	57,513	319,102	9,725	30,724	7,626	27,443	20,372	47,576
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Cost of shares redeemed
Class D	(4,131)	(10,501)	(44,605)	(105,476)	(28,528)	(58,450)	(2,303)	(5,221)
Other Classes	(209,836)	(450,369)	(6,701)	(12,837)	(7,911)	(7,511)	(6,396)	(19,953)
Net increase (decrease) resulting from Fund share transactions	(155,905)	(134,337)	(27,829)	(36,591)	(22,021)	(1,754)	15,368	28,592
Fund Redemption Fee	22	46	44	89	13	27	12	18

Total Increase (Decrease) in Net Assets	(215,249)	104,287	(16,755)	27,031	(13,427)	18,807	22,661	38,489

Net Assets:
Beginning of period	1,028,881	924,594	356,674	329,643	201,414	182,607	49,819	11,330

End of period*	$813,632	$1,028,881	$339,919	$356,674	$187,987	$201,414	$72,480	$49,819

* Including undistributed (overdistributed) net investment income of:	$(2,323)	$0	$(2,705)	$(106)	$(801)	$(221)	$(346)	$(44)

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  35

Statements of Changes in Net Assets (Cont.)

	RCM Global Technology Fund		RCM International Growth Equity Fund
Amounts in thousands	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(3,361)	$(6,470)	$215	$287
Net realized gain	4,269	101,049	6,157	8,535
Net change in unrealized appreciation	59,032	11,604	5,041	10,164
Net increase from repayment by Investment Manager	0	0	0	0

Net increase resulting from operations	59,940	106,183	11,413	18,986

Distributions to Shareholders:

From net investment income
Class D	0	0	(10)	(42)
Other Classes	0	0	(834)	(843)
From net realized capital gains
Class D	0	0	0	0
Other Classes	0	0	0	0

Total Distributions	0	0	(844)	(885)

Fund Share Transactions:

Receipts for shares sold
Class D	46,129	87,375	69	3,944
Other Classes	114,372	321,478	9,863	86,881
Issued as reinvestment of distributions
Class D	0	0	10	41
Other Classes	0	0	790	758
Cost of shares redeemed
Class D	(39,062)	(77,620)	(370)	(7,053)
Other Classes	(79,012)	(203,043)	(11,860)	(76,124)
Net increase (decrease) resulting from Fund share transactions	42,427	128,190	(1,498)	8,447
Fund Redemption Fee	25	43	4	45

Total Increase in Net Assets	102,392	234,416	9,075	26,593

Net Assets:
Beginning of period	527,485	293,069	92,799	66,206

End of period*	$629,877	$527,485	$101,874	$92,799

* Including undistributed (overdistributed) net investment income of:	$(7,993)	$(4,632)	$(493)	$136

36  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses where applicable, currently included administrative, distribution, and servicing fees.

12.31.04  |  PIMCO Funds Semi-Annual Report  37

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund — $1,433; NACM International Fund — $10,785; NACM Pacific Rim Fund — $58,428; RCM Biotechnology Fund — $1,201; RCM Global Healthcare Fund — $24,336; RCM Global Small-Cap Fund — $18,710; RCM Global Technology Fund — $3,458; and RCM International Growth Equity Fund — $130,768.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $79,838. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

38  PIMCO Funds Semi-Annual Report  |  12.31.04

Short Sales. Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table.

	Investment Advisory Fee		Administration Fee
Fund	All Classes		Inst’l Class		Admin. Class	Class A, B and C(1)	Class D	Class R
NACM Global Fund	0.70%		0.40%		0.40%	0.60%	0.60%	0.60%
NACM International Fund	0.60	%(2)	0.40	%(2)	N/A	0.60%	0.60%	N/A
NACM Pacific Rim Fund	0.90%		0.50%		N/A	0.70%	0.70%	N/A
RCM Innovation Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
RCM Biotechnology Fund	0.90%		N/A		N/A	0.45%	0.45%	N/A
RCM Global Healthcare Fund	0.80%		N/A		N/A	0.55%	0.55%	N/A
RCM Global Small-Cap Fund	1.00%		0.40%		N/A	0.60%	0.60%	N/A
RCM Global Technology Fund	0.95%		0.40%		N/A	0.55%	0.55%	N/A
RCM International Growth Equity Fund	0.50%		0.50%		0.50%	0.70%	0.70%	N/A

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.
(2)	Prior to October 15, 2004, the NACM International Fund’s annual rate was of 0.50% for the Adviser fee, 0.18% for the Administrative Services, 0.18% for the Shareholder Services.

Redemption Fees. Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

12.31.04  |  PIMCO Funds Semi-Annual Report  39

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $557,599 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ administration fees to the extent that the payment of the Fund’s pro rata share of expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.80%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	12/31/2004
NACM Global Fund	$84	$0	$0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of

40  PIMCO Funds Semi-Annual Report  |  12.31.04

compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
NACM Global Fund	$8,533	$5,868
NACM International Fund	6,503	6,910
NACM Pacific Rim Fund	20,234	20,993
RCM Innovation Fund	352,586	503,991
RCM Biotechnology Fund	187,303	219,664
RCM Global Healthcare Fund	225,048	242,890
RCM Global Small-Cap Fund	36,049	21,717
RCM Global Technology Fund	689,324	609,343
RCM International Growth Equity Fund	56,232	56,184

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Global Healthcare Fund	RCM Global Technology Fund
	Premium
Balance at 06/30/2004	$0	$750
Sales	63	3,524
Closing Buys	0	0
Expirations	(63)	(1,891)

Balance at 12/31/2004	$0	$2,383

6. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
NACM Global Fund	$982	$(45)	$937
NACM International Fund	2,125	(41)	2,084
NACM Pacific Rim Fund	7,763	(1,031)	6,732
RCM Innovation Fund	148,100	(13,466)	134,634
RCM Biotechnology Fund	44,195	(5,319)	38,876
RCM Global Healthcare Fund	16,026	(4,155)	11,871
RCM Global Small-Cap Fund	15,216	(259)	14,957
RCM Global Technology Fund	169,283	(1,838)	167,445
RCM International Growth Equity Fund	18,564	(145)	18,419

7. Fund Reorganization

PIMCO NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding fund of the PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the PIMCO NACM International Fund. Prior to October 15, 2004 the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

12.31.04  |  PIMCO Funds Semi-Annual Report  41

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM International Fund						NACM Pacific Rim Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Period from 04/01/2004 through 06/30/2004		Year Ended 03/31/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	1	$30	1	$18	1	$10	0	$0	0	$0	140	$1,303	503	$4,431
Other Classes	232	3,321	348	4,740	65	1,018	0	3	69	1,004	1,770	16,077	7,134	60,191

Issued as reinvestment of distributions

Class D	0	2	0	1	0	0	0	0	0	0	3	27	0	0
Other Classes	20	288	12	166	42	622	0	0	14	179	42	395	0	0

Cost of shares redeemed

Class D	0	(6)	(2)	(34)	0	0	0	(1)	0	0	(46)	(415)	(374)	(3,229)
Other Classes	(36)	(494)	(74)	(1,003)	0	(962)	0	0	0	(5)	(1,787)	(15,889)	(2,985)	(24,177)

Net increase (decrease) resulting from Fund share transactions	217	$3,141	285	$3,888	108	$688	0	$2	83	$1,178	122	$1,498	4,278	$37,216

	RCM Global Small-Cap Fund				RCM Global Technology Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	187	$3,695	353	$6,190	1,469	$46,129	2,919	$87,375
Other Classes	1,028	20,372	2,782	47,576	3,583	114,372	10,604	321,478

Issued as reinvestment of distributions

Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed

Class D	(118)	(2,303)	(293)	(5,221)	(1,236)	(39,062)	(2,606)	(77,620)
Other Classes	(333)	(6,396)	(1,132)	(19,953)	(2,511)	(79,012)	(6,690)	(203,043)

Net increase (decrease) resulting from Fund share transactions	764	$15,368	1,710	$28,592	1,305	$42,427	4,227	$128,190

42  PIMCO Funds Semi-Annual Report  |  12.31.04

	RCM Innovation Fund				RCM Biotechnology Fund				RCM Global Healthcare Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	38	$549	440	$7,431	557	$13,752	2,131	$50,998	334	$6,792	1,900	$36,765
Other Classes	3,945	57,513	19,879	319,105	394	9,725	1,294	30,724	376	7,626	1,392	27,443

Issued as reinvestment of distributions

Class D	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0

Cost of shares redeemed

Class D	(288)	(4,131)	(631)	(10,501)	(1,807)	(44,605)	(4,484)	(105,476)	(1,406)	(28,528)	(3,005)	(58,450)
Other Classes	(14,803)	(209,836)	(28,467)	(450,369)	(278)	(6,701)	(558)	(12,837)	(396)	(7,911)	(387)	(7,511)

Net increase (decrease) resulting from Fund share transactions	(11,108)	$(155,905)	(8,779)	$(134,334)	(1,134)	$(27,829)	(1,617)	$(36,591)	(1,092)	$(22,021)	(100)	$(1,753)

	RCM International Growth Equity Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	7	$69	505	$3,944
Other Classes	1,045	9,863	10,493	86,881

Issued as reinvestment of distributions

Class D	1	10	5	41
Other Classes	76	790	87	758

Cost of shares redeemed

Class D	(38)	(370)	(837)	(7,053)
Other Classes	(1,269)	(11,860)	(9,210)	(76,124)

Net increase (decrease) resulting from Fund share transactions	(178)	$(1,498)	1,043	$8,447

12.31.04  |  PIMCO Funds Semi-Annual Report  43

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

9. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

44  PIMCO Funds Semi-Annual Report  |  12.31.04

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10. Subsequent Events

Effective January 1, 2005, the PEA Innovation Fund has been renamed the RCM Innovation Fund. A special meeting of the shareholders of the RCM Innovation Fund is scheduled to be held at the offices of PA Distributors LLC on April 21, 2005, to vote on the proposed merger of the RCM Innovation Fund into the RCM Global Technology Fund.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the RCM Global Technology Fund’s (the “Fund”) ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse the Fund for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the Fund for losses identified by PAFM. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the Fund.

12.31.04  |  PIMCO Funds Semi-Annual Report  45

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46  PIMCO Funds Semi-Annual Report  |  12.31.04

Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02340

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

For more information, please consult your financial advisor.

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report	PZ016S_12401

Semi-Annual Report

12.31.04

PIMCO Stock Funds

Share Class R

VALUE STOCK FUNDS

NFJ Dividend Value Fund

PEA Value Fund

(Effective 02.11.05 OpCap Value Fund)

PEA Renaissance Fund

(Effective 02.11.05 OpCap Renaissance Fund)

NFJ Small-Cap Value Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

GROWTH STOCK FUNDS RCM Large-Cap Growth Fund PEA Growth Fund RCM Mid-Cap Fund GLOBAL STOCK FUND NACM Global Fund
Effective April 1, 2005, the Multi-Manager Series stock funds will be re-named the Allianz Funds–please see the back cover for more information.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

2  PIMCO Funds Semi-Annual Report  |  12.31.04

Letter to Shareholders

Dear Shareholder:

U.S. stocks experienced a significant rally at the end of 2004 in response to falling oil prices, better-than-expected GDP growth and the conclusion of the U.S. presidential election. This movement helped erase earlier declines in stock prices and left the major indexes with solid gains for the six months ended December 31, 2004.

The broader market, as measured by the S&P 500 Index, returned 7.19% during the reporting period (June 30–December 31, 2004). Value stocks, in general, outperformed growth stocks by a substantial margin. While sectors such as energy and healthcare performed well in the first half of the period, technology and utilities delivered stronger results in the latter half.

Despite this turnaround in stock performance, some sound investment advice bears repeating: no matter what the market environment, investors should maintain a diversified portfolio. We believe this time-tested approach stands to benefit investors in the long run.

I would also like to take this opportunity to let you know that Oppenheimer Capital LLC has assumed management of PEA Renaissance and PEA Value Funds, effective February 11, 2005. These portfolios were previously sub-advised by Oppenheimer Capital’s affiliate, PEA Capital LLC. The Funds have been renamed OpCap Renaissance Fund and OpCap Value Fund to reflect this change in management. However, the investment objectives and policies of the Funds have not changed. The two Funds are now being overseen by Oppenheimer Capital CIO Colin Glinsman, who has 25 years of investment experience.

On a final note, I would like to share some news regarding our mutual fund family. As part of a global rebranding effort within Allianz, our corporate parent, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds on April 1, 2005. Allianz owns all of the investment firms in the Multi-Manager Series – NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO). Beginning April 1, you will find the Allianz Funds listed in the newspaper under “A”. All funds managed by PIMCO, however, will retain the PIMCO Funds name and will continue to be listed under “P” in the newspaper.

Our company name – PIMCO Advisors – will change to Allianz Global Investors on April 1 as well. As a result, all communications you currently receive from us will instead come to you from Allianz Global Investors. We will be sending you more information about our new name in the coming weeks.

If you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit our Web site www.pimcoadvisors.com. (After April 1, visit us at www.allianzinvestors.com).

Once again, thank you for the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

January 31, 2005

PIMCO Funds Semi-Annual Report  |  12.31.04  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/ Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional, NFJ Small-Cap Value/Institutional, PEA Growth and Income/Institutional, PEA Growth/C, PEA Renaissance/C, PEA Value/Institutional, RCM Large-Cap Growth/Institutional, RCM Mid-Cap/Institutional. R shares were first offered in 12/02. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. PA Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-877-4626.

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-866-746-2606. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information about how the Funds voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 is available without charge, upon request, by calling the Trust at 1-800-426-0107 and on the SEC’s website at http://www.sec.gov.

Copies of the policies and procedures the Funds’ adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request by calling the Trust at 1-800-426-0107 and on the SEC’s website at http://www.sec.gov.

4  PIMCO Funds Semi-Annual Report  |  12.31.04

Important Information (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semi-Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 07/01/04 to 12/31/04.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

PIMCO Funds Semi-Annual Report  |  12.31.04  5

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its asset in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class R Shares returned 9.08% for the six-month period ended December 31, 2004. This return exceeded the 7.19% return of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s strong relative performance is attributable to stock selection. For example, the Fund realized significant benefits from its holdings in the consumer discretionary sector, including MGM Mirage, Starbucks and D.R. Horton Inc. The Fund also saw contributions from its holdings in materials, such as Monsanto Co. and Phelps Dodge Corp.

•	Underweight exposure and careful stock selection in healthcare added to relative performance. While the healthcare sector as a whole did not deliver strong results, the Fund saw solid returns from several investments, including UnitedHealth Group Inc. and Aetna Inc.

•	Relative performance was hindered over the period by sector allocations, including an underweight to utilities and telecommunications. The Fund also saw disappointing results from several holdings in the financial sector, including Merrill Lynch & Co. Inc. and ACE Ltd.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (03/08/91)
PIMCO CCM Capital Appreciation Class R	9.08%	11.73%	–0.46%	12.20%	11.64%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Multi-Cap Growth Fund Average	6.62%	10.71%	–7.51%	10.42%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,090.80	$1,017.85
Expenses Paid During Period	$7.69	$7.43

Expenses are equal to the expense ratio of 1.46% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Capital Appreciation Fund	S&P 500 Index
03/31/1991	10,000	10,000
04/30/1991	9,703	10,024
05/31/1991	10,177	10,457
06/30/1991	9,622	9,978
07/31/1991	10,304	10,443
08/31/1991	10,621	10,691
09/30/1991	10,467	10,512
10/31/1991	10,819	10,653
11/30/1991	10,499	10,224
12/31/1991	11,951	11,393
01/31/1992	11,829	11,181
02/29/1992	11,950	11,327
03/31/1992	11,549	11,106
04/30/1992	11,517	11,432
05/31/1992	11,558	11,488
06/30/1992	11,187	11,317
07/31/1992	11,506	11,780
08/31/1992	11,213	11,539
09/30/1992	11,501	11,674
10/31/1992	11,894	11,714
11/30/1992	12,583	12,113
12/31/1992	12,749	12,262
01/31/1993	13,175	12,364
02/28/1993	13,009	12,533
03/31/1993	13,602	12,797
04/30/1993	13,261	12,488
05/31/1993	13,854	12,822
06/30/1993	14,067	12,860
07/31/1993	13,859	12,808
08/31/1993	14,358	13,294
09/30/1993	14,771	13,192
10/31/1993	14,798	13,465
11/30/1993	14,493	13,337
12/31/1993	14,896	13,498
01/31/1994	15,411	13,957
02/28/1994	15,194	13,578
03/31/1994	14,427	12,986
04/30/1994	14,473	13,152
05/31/1994	14,452	13,368
06/30/1994	14,038	13,041
07/31/1994	14,372	13,469
08/31/1994	14,793	14,021
09/30/1994	14,388	13,678
10/31/1994	14,708	13,986
11/30/1994	14,027	13,476
12/31/1994	14,156	13,676
01/31/1995	14,139	14,031
02/28/1995	14,838	14,578
03/31/1995	15,479	15,008
04/30/1995	16,002	15,450
05/31/1995	16,578	16,067
06/30/1995	17,286	16,440
07/31/1995	18,235	16,986
08/31/1995	18,401	17,028
09/30/1995	19,120	17,747
10/31/1995	18,751	17,683
11/30/1995	19,316	18,460
12/31/1995	19,275	18,815
01/31/1996	19,911	19,456
02/29/1996	20,654	19,636
03/31/1996	20,679	19,825
04/30/1996	20,925	20,117
05/31/1996	21,442	20,636
06/30/1996	21,388	20,715
07/31/1996	20,300	19,800
08/31/1996	21,160	20,217
09/30/1996	22,445	21,355
10/31/1996	22,997	21,944
11/30/1996	24,657	23,603
12/31/1996	24,255	23,135
01/31/1997	25,655	24,581
02/28/1997	25,375	24,773
03/31/1997	24,434	23,756
04/30/1997	25,199	25,174
05/31/1997	26,791	26,706
06/30/1997	27,922	27,903
07/31/1997	30,920	30,123
08/31/1997	29,742	28,436
09/30/1997	31,527	29,993
10/31/1997	30,941	28,991
11/30/1997	31,711	30,333
12/31/1997	32,317	30,854
01/31/1998	31,787	31,195
02/28/1998	34,104	33,445
03/31/1998	35,976	35,158
04/30/1998	35,983	35,511
05/31/1998	35,368	34,901
06/30/1998	36,857	36,319
07/31/1998	35,777	35,932
08/31/1998	29,917	30,737
09/30/1998	31,574	32,706
10/31/1998	33,005	35,366
11/30/1998	35,137	37,510
12/31/1998	37,723	39,671
01/31/1999	38,937	41,330
02/28/1999	37,357	40,045
03/31/1999	38,238	41,648
04/30/1999	39,527	43,261
05/31/1999	38,143	42,239
06/30/1999	40,443	44,584
07/31/1999	38,927	43,192
08/31/1999	38,133	42,977
09/30/1999	37,160	41,800
10/31/1999	39,739	44,445
11/30/1999	41,623	45,349
12/31/1999	45,789	48,020
01/31/2000	44,503	45,608
02/29/2000	48,014	44,744
03/31/2000	50,280	49,121
04/30/2000	48,043	47,643
05/31/2000	47,322	46,665
06/30/2000	49,295	47,816
07/31/2000	48,719	47,068
08/31/2000	54,321	49,991
09/30/2000	53,599	47,352
10/31/2000	52,184	47,152
11/30/2000	49,141	43,435
12/31/2000	51,825	43,647
01/31/2001	49,062	45,195
02/28/2001	46,511	41,074
03/31/2001	43,906	38,472
04/30/2001	46,378	41,462
05/31/2001	46,652	41,740
06/30/2001	44,609	40,724
07/31/2001	43,449	40,323
08/31/2001	41,633	37,799
09/30/2001	39,143	34,747
10/31/2001	39,069	35,409
11/30/2001	41,053	38,126
12/31/2001	41,714	38,460
01/31/2002	41,184	37,898
02/28/2002	40,007	37,168
03/31/2002	41,463	38,566
04/30/2002	40,107	36,227
05/31/2002	39,481	35,960
06/30/2002	37,152	33,399
07/31/2002	33,745	30,796
08/31/2002	33,850	30,999
09/30/2002	31,203	27,630
10/31/2002	32,757	30,062
11/30/2002	33,186	31,830
12/31/2002	31,745	29,960
01/31/2003	31,396	29,175
02/28/2003	30,997	28,737
03/31/2003	31,621	29,016
04/30/2003	33,369	31,407
05/31/2003	35,191	33,061
06/30/2003	35,466	33,483
07/31/2003	36,264	34,073
08/31/2003	37,188	34,738
09/30/2003	36,638	34,369
10/31/2003	38,935	36,313
11/30/2003	39,258	36,633
12/31/2003	40,055	38,554
01/31/2004	40,528	39,262
02/29/2004	41,253	39,807
03/31/2004	41,253	39,207
04/30/2004	39,257	38,591
05/31/2004	39,904	39,121
06/30/2004	41,026	39,881
07/31/2004	38,421	38,562
08/31/2004	38,098	38,718
09/30/2004	39,907	39,137
10/31/2004	40,897	39,735
11/30/2004	43,731	41,342
12/31/2004	45,446	42,749

Sector Breakdown *

Short-Term Instruments	17.5%
Technology	17.2%
Financial & Business Services	10.2%
Healthcare	9.8%
Consumer Services	8.2%
Energy	6.4%
Consumer Staples	5.9%
Capital Goods	5.7%
Consumer Discretionary	5.1%
Other	14.0%

*	% of total investments as of Dec. 31, 2004

6  PIMCO Funds Semi-Annual Report  |  12.31.04

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, dynamic growth potential and a history of success.

•	The Fund’s Class R Shares returned 10.76% for the six-month period ended December 31, 2004. This performance trailed the 12.71% return of the Fund’s benchmark, the Russell Mid-Cap Index.

•	The U.S. stock market started off the period slowly, but a speculative-led rally in the last two months of 2004 accounted for much of the period’s gains. Mid-cap stocks outperformed the general market in this environment.

•	The Fund’s underperformance relative to its benchmark was primarily due to sector strategy. For example, the Fund’s performance was hindered by a large underweight in financials, many of which benefited from rising interest rates. Select holdings within the sector also detracted from performance, including Knight Trading Group Inc. and Legg Mason Inc.

•	Relative performance was also hurt by the Fund’s overweight exposure to consumer discretionary stocks, such as Marvel Enterprises. Stock selection in energy also detracted from performance, including the Fund’s investment in Pioneer Natural Resources Co.

•	The Fund benefited over the period from its stock selection in healthcare and industrials. Within healthcare, the Fund saw strong returns from its investment in PacifiCare Health Systems Inc. and Aetna Inc. Two solid stocks in the industrial sector were Pentair Inc. and Paccar Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (08/26/91)
PIMCO CCM Mid-Cap Class R	10.76%	17.87%	4.41%	12.72%	11.94%
Russell Mid-Cap Index	12.71%	20.23%	7.60%	14.50%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,107.60	$1,017.85
Expenses Paid During Period	$7.76	$7.43

Expenses are equal to the expense ratio of 1.46% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	CCM Mid-Cap Fund	Russell Mid-Cap Index
08/31/1991	10,000	10,000
09/30/1991	9,944	9,942
10/31/1991	10,302	10,145
11/30/1991	10,005	9,726
12/31/1991	11,304	10,816
01/31/1992	11,310	11,019
02/29/1992	11,414	11,272
03/31/1992	11,066	10,984
04/30/1992	10,986	11,070
05/31/1992	10,989	11,142
06/30/1992	10,691	10,961
07/31/1992	10,978	11,419
08/31/1992	10,650	11,156
09/30/1992	10,994	11,388
10/31/1992	11,347	11,666
11/30/1992	12,023	12,254
12/31/1992	12,250	12,583
01/31/1993	12,696	12,835
02/28/1993	12,297	12,849
03/31/1993	12,792	13,267
04/30/1993	12,433	12,916
05/31/1993	12,958	13,326
06/30/1993	13,352	13,476
07/31/1993	13,180	13,541
08/31/1993	13,824	14,143
09/30/1993	14,187	14,198
10/31/1993	14,033	14,209
11/30/1993	13,633	13,880
12/31/1993	14,079	14,383
01/31/1994	14,362	14,779
02/28/1994	14,333	14,578
03/31/1994	13,802	13,957
04/30/1994	13,843	14,053
05/31/1994	13,583	14,072
06/30/1994	13,122	13,656
07/31/1994	13,411	14,124
08/31/1994	14,104	14,794
09/30/1994	13,735	14,432
10/31/1994	14,003	14,543
11/30/1994	13,332	13,901
12/31/1994	13,641	14,082
01/31/1995	13,502	14,371
02/28/1995	14,316	15,115
03/31/1995	14,767	15,547
04/30/1995	15,092	15,782
05/31/1995	15,602	16,300
06/30/1995	16,512	16,848
07/31/1995	18,059	17,666
08/31/1995	18,187	17,937
09/30/1995	18,436	18,342
10/31/1995	18,141	17,932
11/30/1995	18,481	18,824
12/31/1995	18,592	18,933
01/31/1996	18,949	19,332
02/29/1996	19,398	19,786
03/31/1996	19,628	20,073
04/30/1996	20,027	20,641
05/31/1996	20,353	20,953
06/30/1996	19,928	20,638
07/31/1996	18,961	19,361
08/31/1996	19,983	20,283
09/30/1996	21,374	21,285
10/31/1996	21,505	21,455
11/30/1996	22,799	22,762
12/31/1996	22,767	22,530
01/31/1997	23,687	23,373
02/28/1997	23,277	23,338
03/31/1997	22,598	22,346
04/30/1997	23,068	22,902
05/31/1997	24,648	24,573
06/30/1997	25,831	25,377
07/31/1997	28,210	27,494
08/31/1997	28,154	27,194
09/30/1997	30,122	28,747
10/31/1997	29,468	27,628
11/30/1997	29,654	28,286
12/31/1997	30,327	29,067
01/31/1998	29,769	28,520
02/28/1998	31,501	30,750
03/31/1998	32,449	32,208
04/30/1998	32,900	32,289
05/31/1998	31,762	31,291
06/30/1998	32,346	31,724
07/31/1998	31,399	30,211
08/31/1998	25,785	25,377
09/30/1998	27,633	27,019
10/31/1998	28,380	28,862
11/30/1998	29,929	30,227
12/31/1998	32,485	31,998
01/31/1999	31,059	31,944
02/28/1999	29,369	30,880
03/31/1999	29,493	31,847
04/30/1999	30,988	34,200
05/31/1999	30,898	34,101
06/30/1999	32,211	35,305
07/31/1999	31,309	34,334
08/31/1999	30,226	33,445
09/30/1999	29,649	32,267
10/31/1999	30,651	33,797
11/30/1999	32,404	34,770
12/31/1999	36,432	37,830
01/31/2000	35,539	36,578
02/29/2000	43,265	39,391
03/31/2000	45,031	41,648
04/30/2000	42,216	39,678
05/31/2000	41,279	38,626
06/30/2000	43,124	39,770
07/31/2000	42,132	39,324
08/31/2000	45,861	43,091
09/30/2000	46,462	42,475
10/31/2000	45,607	41,821
11/30/2000	42,542	38,057
12/31/2000	46,439	40,953
01/31/2001	44,294	41,613
02/28/2001	42,858	39,079
03/31/2001	40,758	36,656
04/30/2001	42,140	39,790
05/31/2001	42,321	40,530
06/30/2001	40,510	40,149
07/31/2001	38,566	39,001
08/31/2001	37,139	37,499
09/30/2001	34,728	32,977
10/31/2001	34,687	34,283
11/30/2001	36,084	37,155
12/31/2001	37,163	38,649
01/31/2002	36,242	38,417
02/28/2002	35,821	38,010
03/31/2002	37,340	40,291
04/30/2002	37,374	39,509
05/31/2002	36,682	39,062
06/30/2002	34,283	36,445
07/31/2002	30,996	32,888
08/31/2002	31,222	33,069
09/30/2002	29,611	30,017
10/31/2002	30,330	31,533
11/30/2002	30,540	33,721
12/31/2002	29,480	32,392
01/31/2003	29,044	31,738
02/28/2003	28,666	31,319
03/31/2003	28,835	31,629
04/30/2003	30,349	33,926
05/31/2003	32,713	37,030
06/30/2003	33,263	37,404
07/31/2003	33,905	38,638
08/31/2003	35,268	40,315
09/30/2003	34,531	39,811
10/31/2003	37,369	42,849
11/30/2003	38,221	44,053
12/31/2003	38,336	45,374
01/31/2004	39,528	46,695
02/29/2004	40,378	47,699
03/31/2004	40,701	47,708
04/30/2004	38,580	45,957
05/31/2004	39,680	47,097
06/30/2004	40,795	48,401
07/31/2004	38,204	46,286
08/31/2004	37,883	46,485
09/30/2004	39,683	47,996
10/31/2004	40,667	49,321
11/30/2004	43,485	52,324
12/31/2004	45,190	54,554

Sector Breakdown *

Technology	15.6%
Financial & Business Services	15.5%
Short-Term Instruments	10.8%
Healthcare	8.3%
Consumer Discretionary	8.1%
Consumer Services	7.6%
Capital Goods	7.4%
Energy	6.6%
Consumer Staples	5.7%
Materials & Processing	5.5%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  7

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	NACM Global Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that, in the opinion of the portfolio managers, are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	The Fund’s Class R Shares returned 10.79% for the six-month period ended December 31, 2004. This performance trailed the Fund’s benchmark, the MSCI All-Country World Free Index, which rose 11.77% during the same period.

•	Global equity markets performed well in the second half of 2004. Losses in July were erased by gains in each of the subsequent months. Stocks in emerging countries (MSCI Emerging Markets Index) advanced 20.28%, outperforming developed market equities (MSCI World Index), which rose 11.04%. Among developed markets, non-U.S. equities (MSCI EAFE Index) gained 15.10%, outpacing a 7.19% increase in the broad U.S. stock market (S&P 500 Index).

•	Stock selection in Canada and the consumer discretionary sector hurt the Fund’s performance versus the benchmark. Cott, a Canadian beverage producer, and The Walt Disney Company, were holdings that lagged. Actelion, a Swiss biotechnology firm, also underperformed.

•	Stock selection in the United States and the information technology and health care sectors helped relative results. Top-performing names included U.S. companies Autodesk and Kinetic Concepts. Autodesk, a publisher of CAD software, raised earnings expectations on increased strength in software upgrades. Kinetic Concepts, a medical products firm specializing in wound care, received attention in the press as a well-positioned company with solid earnings visibility.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Global Class R	10.79%	17.86%	—	—	23.85%
MSCI All-Country World Free Index	11.77%	15.76%	—	—	—
Lipper Global Multi-Cap Growth Fund Average	10.87%	14.60%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,107.90	$1,015.73
Expenses Paid During Period	$9.99	$9.55

Expenses are equal to the expense ratio of 1.88% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NACM Global Fund	MSCI All Country World Index
7/31/2002	10,000	10,000
8/31/2002	10,116	10,026
9/30/2002	9,370	8,926
10/31/2002	10,001	9,583
11/30/2002	10,594	10,107
12/31/2002	9,765	9,625
1/31/2003	9,539	9,344
2/28/2003	9,295	9,181
3/31/2003	9,304	9,146
4/30/2003	9,999	9,962
5/31/2003	10,741	10,542
6/30/2003	10,985	10,745
7/31/2003	11,473	10,983
8/31/2003	12,121	11,243
9/30/2003	12,064	11,315
10/31/2003	12,787	12,002
11/30/2003	12,862	12,186
12/31/2003	13,438	12,959
1/31/2004	13,821	13,180
2/29/2004	14,174	13,424
3/31/2004	14,365	13,353
4/30/2004	13,760	13,278
5/31/2004	13,851	13,309
6/30/2004	14,294	13,609
7/31/2004	15,115	13,213
8/31/2004	16,366	13,319
9/30/2004	18,137	13,748
10/31/2004	20,560	14,226
11/30/2004	23,829	15,214
12/31/2004	28,223	15,866

Country Allocation *

United States	48.2%
Japan	6.3%
Short-Term Instruments	6.2%
United Kingdom	5.3%
Germany	4.3%
France	3.6%
Switzerland	3.5%
Malaysia	3.0%
Other	19.6%

*	% of total investments as of Dec. 31, 2004

8  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO NFJ Dividend Value Fund

•	NFJ Dividend Value Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	The Fund’s Class R Shares returned 9.11% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Value stocks (as measured by the Russell 1000 Value Index) outperformed the overall market in this environment, returning 12.08%.

•	The Fund’s position in healthcare hurt performance during the period. In particular, the Fund saw disappointing results from its investment in Merck & Co. Inc.

•	The Fund’s performance was helped during the period by its position in the financial industry. For example, the Fund saw strong contributions from its investment in Regions Financial Corp., Bank of America Corp. and Boston Properties.

•	Performance was also supported by the Fund’s overweight exposure to the consumer discretionary sector. A growing economy helped these cyclical stocks, including Fund holding Sears & Roebuck.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (05/08/00)
PIMCO NFJ Dividend Value Class R	9.11%	13.67%	—	—	11.67%
Russell 1000 Value Index	12.08%	16.49%	—	—	—
S&P 500 Index	7.19%	10.88%	—	—	—
Lipper Equity Income Fund Average	9.37%	12.81%	—	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,091.10	$1,017.85
Expenses Paid During Period	$7.70	$7.43

Expenses are equal to the expense ratio of 1.46% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Dividend Value	Russell 1000 Value Index	S&P 500 Index
05/31/2000	10,000	10,000	10,000
06/30/2000	9,263	9,543	10,246
07/31/2000	9,445	9,662	10,086
08/31/2000	9,963	10,200	10,713
09/30/2000	10,019	10,293	10,147
10/31/2000	9,966	10,547	10,104
11/30/2000	9,846	10,155	9,308
12/31/2000	10,607	10,664	9,353
01/31/2001	10,845	10,705	9,685
02/28/2001	11,151	10,407	8,802
03/31/2001	10,981	10,040	8,244
04/30/2001	11,797	10,532	8,885
05/31/2001	12,298	10,769	8,945
06/30/2001	12,285	10,529	8,727
07/31/2001	12,473	10,507	8,641
08/31/2001	12,230	10,086	8,100
09/30/2001	11,266	9,376	7,446
10/31/2001	11,150	9,295	7,588
11/30/2001	11,843	9,835	8,170
12/31/2001	12,256	10,068	8,242
01/31/2002	12,302	9,990	8,121
02/28/2002	12,565	10,006	7,965
03/31/2002	13,089	10,479	8,264
04/30/2002	13,114	10,120	7,763
05/31/2002	13,236	10,170	7,706
06/30/2002	12,311	9,587	7,157
07/31/2002	11,219	8,695	6,599
08/31/2002	11,602	8,761	6,643
09/30/2002	10,190	7,787	5,921
10/31/2002	10,760	8,364	6,442
11/30/2002	11,722	8,891	6,821
12/31/2002	11,361	8,505	6,420
01/31/2003	11,024	8,299	6,252
02/28/2003	10,640	8,078	6,158
03/31/2003	10,513	8,091	6,218
04/30/2003	11,223	8,803	6,730
05/31/2003	12,224	9,372	7,085
06/30/2003	12,334	9,489	7,175
07/31/2003	12,581	9,631	7,302
08/31/2003	12,828	9,781	7,444
09/30/2003	12,729	9,685	7,365
10/31/2003	13,554	10,278	7,782
11/30/2003	13,695	10,417	7,850
12/31/2003	14,464	11,059	8,262
01/31/2004	14,691	11,254	8,413
02/29/2004	14,943	11,495	8,530
03/31/2004	14,857	11,394	8,402
04/30/2004	14,654	11,115	8,270
05/31/2004	14,774	11,229	8,383
06/30/2004	15,071	11,494	8,546
07/31/2004	14,926	11,332	8,263
08/31/2004	15,131	11,493	8,297
09/30/2004	15,255	11,671	8,387
10/31/2004	15,351	11,865	8,515
11/30/2004	16,014	12,465	8,859
12/31/2004	16,442	12,883	9,161

Sector Breakdown *

Financial & Business Services	24.4%
Short-Term Instruments	17.4%
Consumer Discretionary	16.6%
Energy	12.2%
Healthcare	7.3%
Consumer Staples	6.6%
Other	15.5%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  9

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	NFJ Small-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g. dividend-paying) common stocks.

•	The Fund’s Class R Shares gained 12.80% over the six-month period ended December 31, 2004. Despite this strong absolute return, the Fund trailed the 13.38% return of its benchmark, the Russell 2000 Value Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, but strong participation in a late-in-the-year rally allowed the market to post positive returns for the six-month period. Small-cap value stocks outperformed the overall stock market in this environment.

•	The Fund’s sector allocation added to relative performance, but stock selection within industries countered these gains. For example, the Fund’s underweight in information technology was a plus, as the industry as a whole did not perform well. But the Fund’s investment in Imation Corp. lost value, which hurt relative performance.

•	Relative performance was helped during the period by overweight exposure to energy and industrials, and underweight exposure to telecommunications.

•	The Fund’s performance was also supported by strong stock selection in financials, including Fremont General Corp. and CBL & Associates Properties Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (10/01/91)
PIMCO NFJ Small-Cap Value Class R	12.80%	22.64%	18.41%	15.23%	13.83%
Russell 2000 Value Index	13.38%	22.25%	17.23%	15.16%	—
Russell 2000 Index	10.84%	18.32%	6.61%	11.53%	—
Lipper Small-Cap Value Fund Average	11.87%	20.86%	16.22%	14.40%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,128.00	$1,017.09
Expenses Paid During Period	$8.64	$8.19

Expenses are equal to the expense ratio of 1.61% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	NFJ Small-Cap Value Fund	Russell 2000 Value Index	Russell 2000 Index
09/30/1991	10,000	10,000	10,000
10/31/1991	10,109	10,114	10,264
11/30/1991	9,872	9,703	9,789
12/31/1991	10,596	10,332	10,573
01/31/1992	11,311	11,197	11,430
02/29/1992	11,687	11,731	11,764
03/31/1992	11,578	11,603	11,366
04/30/1992	11,335	11,443	10,967
05/31/1992	11,338	11,754	11,113
06/30/1992	10,969	11,373	10,590
07/31/1992	11,296	11,801	10,958
08/31/1992	11,117	11,571	10,649
09/30/1992	11,222	11,790	10,894
10/31/1992	11,419	12,065	11,238
11/30/1992	12,223	12,812	12,098
12/31/1992	12,488	13,343	12,519
01/31/1993	13,034	14,051	12,943
02/28/1993	12,964	14,107	12,644
03/31/1993	13,289	14,642	13,054
04/30/1993	12,932	14,290	12,696
05/31/1993	13,144	14,740	13,257
06/30/1993	13,167	14,879	13,339
07/31/1993	13,206	15,134	13,524
08/31/1993	13,637	15,726	14,108
09/30/1993	13,755	16,103	14,506
10/31/1993	14,008	16,471	14,879
11/30/1993	13,747	16,052	14,394
12/31/1993	14,112	16,524	14,886
01/31/1994	14,631	17,113	15,353
02/28/1994	14,600	17,063	15,297
03/31/1994	13,939	16,299	14,491
04/30/1994	13,978	16,459	14,577
05/31/1994	13,637	16,436	14,413
06/30/1994	13,384	16,009	13,927
07/31/1994	13,585	16,305	14,156
08/31/1994	14,122	16,947	14,944
09/30/1994	13,769	16,766	14,894
10/31/1994	13,504	16,459	14,834
11/30/1994	13,183	15,794	14,234
12/31/1994	13,490	16,268	14,615
01/31/1995	13,555	16,190	14,431
02/28/1995	14,154	16,789	15,031
03/31/1995	14,230	16,871	15,289
04/30/1995	14,553	17,373	15,629
05/31/1995	14,898	17,745	15,897
06/30/1995	15,365	18,351	16,722
07/31/1995	16,119	19,021	17,685
08/31/1995	16,427	19,586	18,051
09/30/1995	16,734	19,879	18,374
10/31/1995	16,070	19,085	17,552
11/30/1995	16,722	19,843	18,289
12/31/1995	16,803	20,458	18,772
01/31/1996	16,713	20,593	18,751
02/29/1996	17,068	20,916	19,336
03/31/1996	17,578	21,355	19,729
04/30/1996	18,167	21,938	20,784
05/31/1996	18,743	22,493	21,603
06/30/1996	18,604	22,228	20,716
07/31/1996	17,570	21,046	18,907
08/31/1996	18,397	21,959	20,005
09/30/1996	18,949	22,559	20,787
10/31/1996	19,304	22,820	20,466
11/30/1996	20,572	24,048	21,309
12/31/1996	21,302	24,829	21,868
01/31/1997	21,986	25,210	22,305
02/28/1997	22,067	25,450	21,764
03/31/1997	21,218	24,767	20,737
04/30/1997	21,421	25,131	20,795
05/31/1997	23,249	27,132	23,108
06/30/1997	24,379	28,505	24,099
07/31/1997	25,615	29,701	25,220
08/31/1997	26,293	30,173	25,798
09/30/1997	28,205	32,180	27,686
10/31/1997	27,708	31,305	26,471
11/30/1997	28,016	31,648	26,298
12/31/1997	28,557	32,721	26,759
01/31/1998	28,054	32,129	26,336
02/28/1998	29,802	34,071	28,285
03/31/1998	30,961	35,453	29,450
04/30/1998	30,847	35,628	29,613
05/31/1998	29,421	34,367	28,017
06/30/1998	28,501	34,172	28,076
07/31/1998	26,420	31,496	25,802
08/31/1998	22,520	26,563	20,791
09/30/1998	23,151	28,063	22,419
10/31/1998	24,054	28,896	23,333
11/30/1998	24,874	29,679	24,556
12/31/1998	25,747	30,609	26,076
01/31/1999	24,725	29,915	26,423
02/28/1999	23,452	27,872	24,283
03/31/1999	23,102	27,642	24,662
04/30/1999	25,066	30,166	26,871
05/31/1999	25,903	31,093	27,264
06/30/1999	26,841	32,219	28,496
07/31/1999	26,489	31,454	27,715
08/31/1999	25,520	30,305	26,690
09/30/1999	24,402	29,699	26,695
10/31/1999	24,253	29,105	26,802
11/30/1999	24,054	29,255	28,402
12/31/1999	23,920	30,154	31,617
01/31/2000	22,657	29,366	31,108
02/29/2000	22,199	31,160	36,244
03/31/2000	23,395	31,307	33,855
04/30/2000	24,114	31,492	31,817
05/31/2000	24,490	31,011	29,962
06/30/2000	24,269	31,918	32,575
07/31/2000	24,917	32,981	31,526
08/31/2000	26,041	34,456	33,931
09/30/2000	26,382	34,260	32,934
10/31/2000	26,520	34,139	31,465
11/30/2000	26,045	33,444	28,234
12/31/2000	28,881	37,037	30,659
01/31/2001	29,626	38,059	32,256
02/28/2001	30,198	38,007	30,140
03/31/2001	30,074	37,397	28,666
04/30/2001	31,199	39,128	30,908
05/31/2001	32,460	40,134	31,668
06/30/2001	33,323	41,749	32,761
07/31/2001	32,853	40,813	30,989
08/31/2001	33,040	40,672	29,988
09/30/2001	29,892	36,182	25,951
10/31/2001	30,666	37,127	27,469
11/30/2001	32,165	39,795	29,596
12/31/2001	34,144	42,232	31,422
01/31/2002	34,089	42,792	31,095
02/28/2002	34,692	43,053	30,243
03/31/2002	37,565	46,277	32,674
04/30/2002	38,635	47,906	32,972
05/31/2002	38,145	46,321	31,508
06/30/2002	37,794	45,296	29,945
07/31/2002	34,139	38,566	25,423
08/31/2002	34,894	38,395	25,360
09/30/2002	33,456	35,652	23,539
10/31/2002	34,038	36,188	24,294
11/30/2002	34,950	39,076	26,462
12/31/2002	34,961	37,406	24,988
01/31/2003	34,209	36,353	24,295
02/28/2003	33,422	35,131	23,562
03/31/2003	33,319	35,506	23,866
04/30/2003	35,468	38,879	26,128
05/31/2003	38,124	42,849	28,932
06/30/2003	38,368	43,575	29,455
07/31/2003	39,558	45,748	31,299
08/31/2003	40,555	47,486	32,733
09/30/2003	39,752	46,941	32,127
10/31/2003	42,093	50,768	34,826
11/30/2003	43,230	52,717	36,062
12/31/2003	45,391	54,624	36,794
01/31/2004	46,140	56,512	38,391
02/29/2004	47,496	57,607	38,737
03/31/2004	48,104	58,403	39,097
04/30/2004	46,300	55,383	37,103
05/31/2004	46,856	56,052	37,693
06/30/2004	49,354	58,898	39,280
07/31/2004	47,552	56,191	36,636
08/31/2004	47,837	56,742	36,449
09/30/2004	49,674	58,986	38,159
10/31/2004	50,658	59,903	38,911
11/30/2004	54,939	65,218	42,284
12/31/2004	55,669	66,777	43,536

Sector Breakdown *

Financial & Business Services	16.9%
Short-Term Instruments	11.9%
Materials & Processing	11.7%
Consumer Discretionary	11.2%
Capital Goods	9.9%
Energy	9.7%
Utilities	8.0%
Consumer Staples	6.6%
Transportation	5.4%
Other	8.7%

*	% of total investments as of Dec. 31, 2004

10  PIMCO Funds Semi-Annual Report  |  12.31.04

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion.

•	The Fund’s Class R Shares returned 6.38% for the six-month period ended December 31, 2004. This performance trailed the 7.19% of the Fund’s benchmark, the S&P 500 Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	The Fund’s relative performance was hurt by underweight exposure in consumer discretionary stocks, despite outperformance by the stocks in the portfolio. The Fund was also underweight telecommunication services, which delivered strong industry results over the period.

•	Stock selection in energy and technology also contributed modestly to the Fund’s underperformance. Disappointing stocks included Intel and National Semiconductor.

•	The Fund was helped over the period by stock selection in consumer staples, which included Altria Group and CVS Corp. The Fund was also helped by not owning Coca-Cola, which performed poorly for the Index. Performance was further supported by an overweight position in healthcare, as well as very solid stock selection within the sector. These healthcare holdings included Guidant Corp. and Caremark Rx Inc.

•	The Fund also benefited from an overweight position and good stock selection in financials. Stocks with meaningful impact included Vornado Realty Trust and Boston Properties.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Class R	6.38%	6.95%	–0.73%	12.65%	12.63%
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Large-Cap Core Fund Average	5.63%	7.78%	–3.45%	9.98%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,063.80	$1,017.09
Expenses Paid During Period	$8.38	$8.19

Expenses are equal to the expense ratio of 1.61% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth & Income Fund	S&P 500 Index
12/31/1994	10,000	10,000
01/31/1995	9,814	10,259
02/28/1995	10,368	10,659
03/31/1995	10,720	10,974
04/30/1995	10,864	11,297
05/31/1995	10,836	11,748
06/30/1995	11,657	12,021
07/31/1995	12,356	12,420
08/31/1995	12,349	12,451
09/30/1995	12,680	12,977
10/31/1995	12,856	12,930
11/30/1995	12,997	13,498
12/31/1995	13,074	13,758
01/31/1996	12,973	14,226
02/29/1996	13,385	14,358
03/31/1996	13,876	14,496
04/30/1996	14,632	14,710
05/31/1996	15,307	15,089
06/30/1996	14,930	15,147
07/31/1996	13,251	14,478
08/31/1996	14,026	14,783
09/30/1996	14,953	15,615
10/31/1996	14,944	16,046
11/30/1996	15,666	17,258
12/31/1996	15,224	16,917
01/31/1997	15,586	17,974
02/28/1997	14,916	18,114
03/31/1997	14,291	17,370
04/30/1997	14,653	18,407
05/31/1997	15,860	19,528
06/30/1997	16,244	20,403
07/31/1997	17,576	22,026
08/31/1997	17,889	20,792
09/30/1997	19,010	21,931
10/31/1997	17,727	21,198
11/30/1997	17,739	22,180
12/31/1997	17,562	22,560
01/31/1998	17,223	22,810
02/28/1998	18,694	24,455
03/31/1998	19,632	25,707
04/30/1998	20,321	25,966
05/31/1998	19,531	25,520
06/30/1998	21,027	26,556
07/31/1998	20,423	26,273
08/31/1998	16,994	22,475
09/30/1998	18,566	23,915
10/31/1998	18,694	25,860
11/30/1998	19,799	27,427
12/31/1998	22,644	29,008
01/31/1999	23,396	30,221
02/28/1999	21,852	29,281
03/31/1999	23,482	30,453
04/30/1999	24,703	31,632
05/31/1999	24,071	30,885
06/30/1999	25,713	32,600
07/31/1999	25,340	31,582
08/31/1999	25,550	31,425
09/30/1999	24,400	30,564
10/31/1999	26,103	32,498
11/30/1999	30,071	33,159
12/31/1999	34,134	35,112
01/31/2000	33,700	33,349
02/29/2000	39,072	32,717
03/31/2000	40,901	35,917
04/30/2000	38,610	34,837
05/31/2000	36,467	34,122
06/30/2000	38,119	34,963
07/31/2000	38,478	34,416
08/31/2000	41,856	36,554
09/30/2000	41,948	34,624
10/31/2000	41,071	34,478
11/30/2000	38,936	31,759
12/31/2000	40,583	31,915
01/31/2001	40,956	33,047
02/28/2001	37,393	30,034
03/31/2001	34,985	28,131
04/30/2001	38,060	30,317
05/31/2001	38,631	30,520
06/30/2001	36,665	29,777
07/31/2001	34,978	29,484
08/31/2001	32,260	27,639
09/30/2001	28,560	25,407
10/31/2001	28,740	25,891
11/30/2001	29,869	27,878
12/31/2001	30,383	28,122
01/31/2002	29,845	27,711
02/28/2002	29,827	27,177
03/31/2002	30,842	28,199
04/30/2002	30,027	26,490
05/31/2002	29,811	26,294
06/30/2002	27,850	24,421
07/31/2002	25,532	22,518
08/31/2002	25,834	22,667
09/30/2002	23,602	20,203
10/31/2002	24,220	21,982
11/30/2002	24,956	23,274
12/31/2002	24,250	21,907
01/31/2003	23,610	21,333
02/28/2003	23,171	21,013
03/31/2003	23,256	21,216
04/30/2003	24,698	22,965
05/31/2003	25,738	24,174
06/30/2003	26,315	24,483
07/31/2003	26,996	24,914
08/31/2003	27,277	25,400
09/30/2003	27,105	25,131
10/31/2003	28,713	26,552
11/30/2003	29,155	26,786
12/31/2003	30,758	28,191
01/31/2004	31,204	28,708
02/29/2004	31,810	29,107
03/31/2004	31,647	28,668
04/30/2004	30,106	28,218
05/31/2004	30,269	28,605
06/30/2004	30,922	29,161
07/31/2004	30,029	28,196
08/31/2004	29,948	28,310
09/30/2004	30,373	28,617
10/31/2004	30,576	29,054
11/30/2004	31,793	30,230
12/31/2004	32,893	31,258

Sector Breakdown *

Financial & Business Services	21.0%
Healthcare	14.2%
Technology	12.5%
Short-Term Instruments	10.1%
Capital Goods	8.1%
Energy	7.5%
Consumer Services	7.2%
Consumer Staples	5.3%
Consumer Discretionary	5.2%
Other	8.9%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  11

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class R Shares returned 5.07% for the six-month period ended December 31, 2004. This performance surpassed the 3.47% return of the Fund’s benchmark, the Russell 1000 Growth Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains.

•	Relative performance was helped over the period by the Fund’s overweight exposure to consumer discretionary. Strong stock selection within the sector also contributed, including investments in Starwood Hotels & Resorts Worldwide Inc., Home Depot Inc. and Carnival Corp.

•	The Fund’s stock selection in industrials was also a drag on relative performance. For example, the Fund saw disappointing returns from its investment in Illinois Tool Works Inc. and Cendant Corp.

•	The Fund’s underperformance relative to the S&P 500 was primarily due to sector allocation decisions. In particular, the Fund was hindered by an overweight in information technology, which did not perform well over the period. Relative performance was also hurt by an underweight in energy, which saw good returns due to higher oil prices.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (02/24/84)
PIMCO PEA Growth Class R	5.07%	9.15%	–10.31%	7.70%	11.71%
Russell 1000 Growth Index	3.47%	6.30%	–9.29%	9.59%	—
S&P 500 Index	7.19%	10.88%	–2.30%	12.07%	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	8.55%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,050.70	$1,017.59
Expenses Paid During Period	$7.81	$7.68

Expenses are equal to the expense ratio of 1.51% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Growth Fund	Russell 1000 Growth Index	S&P 500 Index
02/29/1984	10,000	10,000	10,000
03/31/1984	10,253	10,185	10,180
04/30/1984	10,317	10,243	10,251
05/31/1984	9,960	9,693	9,708
06/30/1984	10,194	10,065	9,912
07/31/1984	10,268	9,895	9,763
08/31/1984	11,090	11,023	10,866
09/30/1984	11,012	10,841	10,877
10/31/1984	11,108	10,918	10,910
11/30/1984	11,028	10,697	10,801
12/31/1984	11,249	10,970	11,082
01/31/1985	12,048	11,981	11,947
02/28/1985	12,146	12,161	12,095
03/31/1985	12,192	12,073	12,104
04/30/1985	12,132	11,890	12,093
05/31/1985	12,780	12,608	12,790
06/30/1985	13,143	12,848	12,976
07/31/1985	13,157	12,793	12,958
08/31/1985	13,088	12,676	12,848
09/30/1985	12,708	12,229	12,449
10/31/1985	13,228	12,757	13,022
11/30/1985	13,954	13,857	13,920
12/31/1985	14,740	14,575	14,588
01/31/1986	15,083	14,692	14,670
02/28/1986	16,299	15,861	15,768
03/31/1986	17,057	16,847	16,647
04/30/1986	17,074	16,868	16,459
05/31/1986	17,801	17,842	17,335
06/30/1986	18,114	18,228	17,628
07/31/1986	17,707	16,976	16,642
08/31/1986	18,713	17,759	17,877
09/30/1986	17,588	16,001	16,399
10/31/1986	18,436	16,920	17,345
11/30/1986	18,756	17,229	17,767
12/31/1986	18,228	16,814	17,313
01/31/1987	20,674	19,225	19,646
02/28/1987	22,020	20,533	20,422
03/31/1987	22,440	20,864	21,012
04/30/1987	22,393	20,464	20,825
05/31/1987	22,608	20,685	21,006
06/30/1987	23,582	21,663	22,067
07/31/1987	24,405	22,696	23,186
08/31/1987	25,106	23,742	24,050
09/30/1987	24,990	23,126	23,524
10/31/1987	19,318	17,753	18,457
11/30/1987	17,992	16,221	16,936
12/31/1987	19,693	17,706	18,225
01/31/1988	19,470	17,913	18,992
02/29/1988	20,683	18,889	19,877
03/31/1988	20,400	18,254	19,263
04/30/1988	20,575	18,283	19,477
05/31/1988	20,750	18,217	19,646
06/30/1988	21,981	19,235	20,548
07/31/1988	21,574	18,920	20,470
08/31/1988	20,446	18,227	19,774
09/30/1988	21,388	19,153	20,616
10/31/1988	21,534	19,526	21,189
11/30/1988	21,142	19,158	20,886
12/31/1988	21,622	19,701	21,252
01/31/1989	23,046	21,078	22,807
02/28/1989	22,606	20,587	22,239
03/31/1989	23,569	21,070	22,758
04/30/1989	25,273	22,338	23,939
05/31/1989	27,149	23,351	24,908
06/30/1989	26,801	23,193	24,766
07/31/1989	29,103	25,538	27,003
08/31/1989	29,982	25,960	27,532
09/30/1989	30,567	26,078	27,419
10/31/1989	29,631	25,618	26,783
11/30/1989	30,230	26,287	27,329
12/31/1989	29,837	26,778	27,985
01/31/1990	27,647	24,626	26,107
02/28/1990	28,333	24,800	26,444
03/31/1990	29,038	25,787	27,145
04/30/1990	28,867	25,451	26,466
05/31/1990	31,924	28,097	29,047
06/30/1990	32,467	28,400	28,849
07/31/1990	31,879	28,141	28,757
08/31/1990	29,523	25,444	26,157
09/30/1990	28,233	24,072	24,883
10/31/1990	28,176	24,169	24,776
11/30/1990	29,602	25,797	26,377
12/31/1990	30,046	26,709	27,113
01/31/1991	31,503	28,076	28,295
02/28/1991	33,850	30,306	30,318
03/31/1991	34,808	31,501	31,052
04/30/1991	34,467	31,353	31,126
05/31/1991	36,353	32,751	32,471
06/30/1991	34,542	31,198	30,984
07/31/1991	36,881	32,871	32,428
08/31/1991	38,717	33,968	33,196
09/30/1991	38,284	33,378	32,642
10/31/1991	39,547	33,898	33,079
11/30/1991	37,993	33,034	31,746
12/31/1991	42,795	37,703	35,378
01/31/1992	41,777	36,792	34,720
02/29/1992	42,069	36,849	35,171
03/31/1992	41,131	35,842	34,485
04/30/1992	40,888	36,099	35,499
05/31/1992	41,518	36,364	35,673
06/30/1992	40,219	35,450	35,142
07/31/1992	41,465	37,038	36,578
08/31/1992	39,890	36,584	35,829
09/30/1992	41,098	37,009	36,250
10/31/1992	41,748	37,565	36,375
11/30/1992	43,593	39,198	37,614
12/31/1992	43,863	39,588	38,075
01/31/1993	44,960	39,134	38,394
02/28/1993	44,016	38,515	38,917
03/31/1993	45,010	39,257	39,738
04/30/1993	43,003	37,687	38,778
05/31/1993	45,205	39,007	39,815
06/30/1993	45,589	38,649	39,932
07/31/1993	45,625	37,958	39,771
08/31/1993	47,154	39,514	41,280
09/30/1993	48,210	39,220	40,963
10/31/1993	48,061	40,311	41,811
11/30/1993	47,229	40,044	41,412
12/31/1993	48,141	40,738	41,913
01/31/1994	50,413	41,679	43,338
02/28/1994	49,480	40,920	42,162
03/31/1994	47,244	38,942	40,324
04/30/1994	46,582	39,127	40,841
05/31/1994	47,388	39,718	41,511
06/30/1994	46,208	38,545	40,493
07/31/1994	47,331	39,863	41,823
08/31/1994	49,674	42,085	43,538
09/30/1994	48,651	41,510	42,474
10/31/1994	50,431	42,489	43,428
11/30/1994	48,026	41,130	41,846
12/31/1994	47,978	41,820	42,467
01/31/1995	48,304	42,710	43,568
02/28/1995	49,734	44,500	45,266
03/31/1995	50,828	45,802	46,602
04/30/1995	52,475	46,803	47,974
05/31/1995	54,101	48,436	49,892
06/30/1995	56,255	50,306	51,051
07/31/1995	58,195	52,397	52,743
08/31/1995	58,696	52,454	52,876
09/30/1995	59,964	54,871	55,107
10/31/1995	60,150	54,909	54,910
11/30/1995	61,659	57,043	57,321
12/31/1995	61,382	57,370	58,425
01/31/1996	64,144	59,289	60,414
02/29/1996	65,305	60,374	60,974
03/31/1996	65,384	60,451	61,561
04/30/1996	66,194	62,041	62,468
05/31/1996	67,684	64,209	64,079
06/30/1996	66,777	64,297	64,324
07/31/1996	62,884	60,529	61,482
08/31/1996	64,481	62,092	62,778
09/30/1996	69,349	66,613	66,312
10/31/1996	70,466	67,015	68,140
11/30/1996	74,524	72,046	73,291
12/31/1996	72,423	70,636	71,839
01/31/1997	75,892	75,590	76,328
02/28/1997	73,790	75,078	76,926
03/31/1997	69,805	71,015	73,765
04/30/1997	72,737	75,730	78,169
05/31/1997	78,025	81,196	82,928
06/30/1997	80,186	84,445	86,643
07/31/1997	88,646	91,914	93,537
08/31/1997	83,061	86,534	88,297
09/30/1997	88,419	90,792	93,133
10/31/1997	85,872	87,437	90,023
11/30/1997	86,593	91,150	94,190
12/31/1997	88,585	92,171	95,807
01/31/1998	90,543	94,927	96,867
02/28/1998	97,397	102,067	103,853
03/31/1998	103,961	106,136	109,171
04/30/1998	105,926	107,605	110,269
05/31/1998	104,475	104,551	108,374
06/30/1998	112,687	110,955	112,776
07/31/1998	110,647	110,220	111,575
08/31/1998	90,620	93,678	95,444
09/30/1998	98,649	100,875	101,558
10/31/1998	102,625	108,982	109,818
11/30/1998	110,363	117,272	116,474
12/31/1998	123,551	127,846	123,186
01/31/1999	133,077	135,354	128,337
02/28/1999	127,487	129,171	124,349
03/31/1999	133,645	135,974	129,324
04/30/1999	130,224	136,148	134,332
05/31/1999	123,426	131,964	131,161
06/30/1999	133,263	141,207	138,440
07/31/1999	127,626	136,720	134,118
08/31/1999	127,881	138,954	133,450
09/30/1999	127,242	136,034	129,796
10/31/1999	137,599	146,307	138,010
11/30/1999	146,819	154,201	140,816
12/31/1999	173,466	170,239	149,110
01/31/2000	166,198	162,257	141,621
02/29/2000	183,250	170,189	138,938
03/31/2000	191,771	182,371	152,530
04/30/2000	174,512	173,694	147,940
05/31/2000	159,887	164,947	144,904
06/30/2000	175,700	177,448	148,476
07/31/2000	179,408	170,051	146,154
08/31/2000	197,510	185,447	155,232
09/30/2000	181,689	167,905	147,037
10/31/2000	168,153	159,960	146,415
11/30/2000	143,939	136,380	134,872
12/31/2000	148,286	132,065	135,531
01/31/2001	146,077	141,190	140,340
02/28/2001	126,985	117,220	127,544
03/31/2001	113,283	104,464	119,464
04/30/2001	124,872	117,676	128,747
05/31/2001	122,387	115,943	129,610
06/30/2001	118,348	113,258	126,455
07/31/2001	115,141	110,428	125,210
08/31/2001	105,930	101,398	117,372
09/30/2001	95,877	91,275	107,895
10/31/2001	97,727	96,063	109,952
11/30/2001	105,536	105,292	118,387
12/31/2001	104,839	105,094	119,424
01/31/2002	102,931	103,237	117,682
02/28/2002	99,843	98,952	115,412
03/31/2002	104,216	102,375	119,753
04/30/2002	98,120	94,019	112,493
05/31/2002	96,147	91,745	111,664
06/30/2002	87,600	83,259	103,709
07/31/2002	80,496	78,681	95,627
08/31/2002	81,413	78,916	96,258
09/30/2002	73,068	70,730	85,797
10/31/2002	77,949	77,218	93,349
11/30/2002	78,760	81,412	98,838
12/31/2002	73,987	75,788	93,031
01/31/2003	72,145	73,949	90,594
02/28/2003	71,027	73,610	89,235
03/31/2003	71,865	74,980	90,099
04/30/2003	76,392	80,524	97,525
05/31/2003	79,242	84,543	102,661
06/30/2003	80,581	85,707	103,971
07/31/2003	83,095	87,840	105,804
08/31/2003	84,267	90,024	107,867
09/30/2003	82,590	89,061	106,722
10/31/2003	88,734	94,063	112,759
11/30/2003	89,737	95,048	113,751
12/31/2003	92,250	98,335	119,717
01/31/2004	95,940	100,343	121,914
02/29/2004	97,005	100,981	123,609
03/31/2004	95,889	99,107	121,744
04/30/2004	92,197	97,955	119,833
05/31/2004	93,931	99,781	121,477
06/30/2004	95,828	101,028	123,839
07/31/2004	90,241	95,317	119,741
08/31/2004	88,897	94,846	120,225
09/30/2004	91,075	95,748	121,527
10/31/2004	92,250	97,241	123,384
11/30/2004	96,050	100,586	128,376
12/31/2004	100,689	104,530	132,744

Sector Breakdown *

Technology	23.9%
Healthcare	19.4%
Short-Term Instruments	15.1%
Consumer Discretionary	9.2%
Capital Goods	8.8%
Financial & Business Services	8.6%
Consumer Services	7.8%
Other	7.2%

*	% of total investments as of Dec. 31, 2004

12  PIMCO Funds Semi-Annual Report  |  12.31.04

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund (Effective 02.11.05 OPCAP Renaissance Fund)

•	PEA Renaissance Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class R Shares returned 7.58% for the six-month period ended December 31, 2004. This performance trailed the 15.43% return of the Fund’s benchmark, the Russell Mid-Cap Value Index.

•	The U.S. stock market started off the period slowly, hindered by investors’ concerns over rising interest rates, higher oil prices and the upcoming presidential election. In fact, the market (as measured by the S&P 500 Index) was relatively flat until the last two months of 2004, when a speculative-led rally accounted for much of the period’s gains. Mid-cap value stocks did well in this environment, outperforming the general market.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in certain industries also hurt performance. For example, the Fund saw disappointing results from holdings in the industrials sector, especially its investment in Bombardier Corp. Relative performance was also hurt by select holdings in the financial sector.

•	An overweight exposure to information technology also detracted from relative performance during this period. Select holdings in the sector, including Micron Technologies, were a drag on returns.

•	The Fund benefited from its overweight position in materials. Strong stock selection within the industry also helped, including investments in Lyondell Chemical Co. and Crompton Corp. Stock selection in utilities was another area of strength, including Reliant Energy Inc. and Allegheny Energy Inc.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (04/18/88)
PIMCO PEA Renaissance Fund Class R	7.58%	15.13%	16.93%	19.14%	14.59%
Russell Mid-Cap Value Index	15.43%	23.70%	13.48%	15.72%	—
Lipper Mid-Cap Value Fund Average	11.01%	19.06%	12.94%	13.70%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,075.80	$1,017.09
Expenses Paid During Period	$8.42	$8.19

Expenses are equal to the expense ratio of 1.61% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Renaissance	Russell Mid-Cap Value Index
04/30/1988	10,000	10,000
05/31/1988	10,003	10,071
06/30/1988	10,226	10,718
07/31/1988	10,199	10,641
08/31/1988	10,052	10,524
09/30/1988	10,197	10,842
10/31/1988	10,313	10,967
11/30/1988	10,255	10,705
12/31/1988	10,590	10,885
01/31/1989	10,906	11,543
02/28/1989	10,847	11,567
03/31/1989	10,944	11,794
04/30/1989	11,232	12,285
05/31/1989	11,552	12,763
06/30/1989	11,630	12,810
07/31/1989	11,858	13,626
08/31/1989	12,214	14,032
09/30/1989	12,067	13,817
10/31/1989	11,844	13,111
11/30/1989	11,826	13,198
12/31/1989	11,821	13,355
01/31/1990	11,240	12,407
02/28/1990	11,243	12,656
03/31/1990	11,524	12,801
04/30/1990	11,173	12,104
05/31/1990	11,864	13,084
06/30/1990	11,807	12,804
07/31/1990	11,486	12,443
08/31/1990	10,696	11,180
09/30/1990	9,933	10,303
10/31/1990	9,523	9,885
11/30/1990	9,843	10,762
12/31/1990	10,034	11,208
01/31/1991	10,347	11,908
02/28/1991	10,969	12,858
03/31/1991	11,228	13,288
04/30/1991	11,343	13,520
05/31/1991	11,934	14,132
06/30/1991	11,512	13,568
07/31/1991	11,932	14,220
08/31/1991	12,415	14,633
09/30/1991	12,611	14,502
10/31/1991	12,870	14,781
11/30/1991	12,467	14,088
12/31/1991	13,422	15,457
01/31/1992	13,658	15,854
02/29/1992	13,921	16,446
03/31/1992	13,648	16,196
04/30/1992	13,665	16,609
05/31/1992	13,799	16,763
06/30/1992	13,641	16,634
07/31/1992	13,958	17,301
08/31/1992	13,767	16,796
09/30/1992	13,909	17,132
10/31/1992	13,874	17,490
11/30/1992	14,235	18,226
12/31/1992	14,524	18,808
01/31/1993	14,742	19,283
02/28/1993	14,614	19,700
03/31/1993	15,172	20,383
04/30/1993	15,043	20,025
05/31/1993	15,395	20,475
06/30/1993	15,703	20,901
07/31/1993	16,058	21,131
08/31/1993	17,085	21,852
09/30/1993	17,369	21,795
10/31/1993	17,619	21,549
11/30/1993	17,165	21,051
12/31/1993	17,679	21,745
01/31/1994	18,183	22,378
02/28/1994	17,981	21,980
03/31/1994	16,993	21,129
04/30/1994	16,874	21,440
05/31/1994	16,796	21,468
06/30/1994	16,403	21,073
07/31/1994	16,800	21,916
08/31/1994	17,589	22,729
09/30/1994	17,561	22,017
10/31/1994	17,510	21,997
11/30/1994	16,784	21,027
12/31/1994	16,853	21,282
01/31/1995	16,886	21,882
02/28/1995	17,261	22,987
03/31/1995	17,729	23,419
04/30/1995	18,048	23,916
05/31/1995	18,082	24,877
06/30/1995	18,538	25,449
07/31/1995	19,448	26,337
08/31/1995	19,670	26,854
09/30/1995	20,301	27,469
10/31/1995	20,352	26,933
11/30/1995	21,325	28,406
12/31/1995	21,591	28,716
01/31/1996	22,317	29,414
02/29/1996	22,614	29,693
03/31/1996	22,788	30,320
04/30/1996	23,164	30,577
05/31/1996	23,694	30,868
06/30/1996	23,751	30,902
07/31/1996	22,727	29,431
08/31/1996	23,612	30,664
09/30/1996	24,766	31,789
10/31/1996	25,608	32,625
11/30/1996	26,914	34,674
12/31/1996	26,965	34,529
01/31/1997	27,933	35,613
02/28/1997	27,783	36,215
03/31/1997	27,074	35,114
04/30/1997	28,203	35,999
05/31/1997	29,938	38,119
06/30/1997	31,512	39,533
07/31/1997	34,282	42,466
08/31/1997	33,439	41,970
09/30/1997	35,870	44,572
10/31/1997	34,206	43,217
11/30/1997	35,536	44,673
12/31/1997	36,513	46,384
01/31/1998	36,524	45,484
02/28/1998	39,286	48,523
03/31/1998	40,794	51,022
04/30/1998	41,675	50,736
05/31/1998	40,800	49,549
06/30/1998	41,118	49,707
07/31/1998	40,243	47,187
08/31/1998	33,096	40,553
09/30/1998	34,257	42,921
10/31/1998	35,723	45,702
11/30/1998	37,970	47,306
12/31/1998	40,587	48,744
01/31/1999	43,135	47,609
02/28/1999	41,013	46,561
03/31/1999	42,834	47,227
04/30/1999	45,010	51,699
05/31/1999	43,642	51,917
06/30/1999	45,038	52,508
07/31/1999	45,254	51,196
08/31/1999	43,811	49,424
09/30/1999	40,503	46,923
10/31/1999	40,240	48,308
11/30/1999	41,664	47,424
12/31/1999	44,423	48,695
01/31/2000	42,495	45,783
02/29/2000	39,796	43,869
03/31/2000	44,787	49,186
04/30/2000	46,399	49,383
05/31/2000	47,916	50,232
06/30/2000	46,397	48,358
07/31/2000	47,594	49,490
08/31/2000	51,288	52,524
09/30/2000	52,442	53,028
10/31/2000	55,405	54,035
11/30/2000	55,615	53,333
12/31/2000	60,949	58,037
01/31/2001	62,716	57,828
02/28/2001	63,281	57,585
03/31/2001	60,148	55,984
04/30/2001	63,186	59,063
05/31/2001	63,963	60,741
06/30/2001	63,950	59,927
07/31/2001	65,376	59,687
08/31/2001	65,605	58,595
09/30/2001	59,891	53,005
10/31/2001	62,622	53,286
11/30/2001	69,479	57,016
12/31/2001	72,508	59,382
01/31/2002	72,494	59,982
02/28/2002	72,073	60,953
03/31/2002	77,760	64,068
04/30/2002	75,730	64,023
05/31/2002	75,465	63,927
06/30/2002	67,209	61,076
07/31/2002	57,000	55,097
08/31/2002	55,587	55,736
09/30/2002	45,809	50,107
10/31/2002	49,327	51,700
11/30/2002	57,234	54,957
12/31/2002	53,411	53,649
01/31/2003	50,009	52,163
02/28/2003	48,073	51,297
03/31/2003	47,492	51,472
04/30/2003	53,176	55,383
05/31/2003	61,025	60,257
06/30/2003	62,996	60,679
07/31/2003	66,745	62,566
08/31/2003	71,577	64,787
09/30/2003	70,611	64,282
10/31/2003	75,603	69,000
11/30/2003	78,196	71,001
12/31/2003	84,342	74,068
01/31/2004	86,780	76,024
02/29/2004	88,246	77,901
03/31/2004	87,708	78,026
04/30/2004	85,270	74,726
05/31/2004	87,239	76,639
06/30/2004	90,258	79,375
07/31/2004	85,312	77,224
08/31/2004	84,382	78,467
09/30/2004	85,656	80,750
10/31/2004	86,658	82,616
11/30/2004	93,383	88,200
12/31/2004	97,099	91,623

Sector Breakdown *

Short-Term Instruments	24.3%
Financial & Business Services	14.9%
Materials & Processing	10.7%
Technology	9.3%
Consumer Discretionary	6.8%
Consumer Services	6.7%
Capital Goods	6.5%
Utilities	5.4%
Other	15.4%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  13

A VALUE STOCK FUND

PIMCO PEA Value Fund (Effective 02.11.05 OPCAP Value Fund)

•	PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class R Shares returned 6.34% for the six-month period ended December 31, 2004. This performance trailed the 12.08% return of the Fund’s benchmark, the Russell 1000 Value Index. The Fund continued to deliver strong returns over the long-term, gaining 15.87% for the 10 years ended December 31, 2004, versus 13.83% for the Index.

•	The U.S. stock market started off the period slowly, but a rally in the last two months of the year led to positive overall returns. Large-cap value stocks outperformed the general market for the six months.

•	The Fund’s relative underperformance was primarily attributable to an underweighting of the energy sector. Stock selection in industrials, energy and information technology also detracted from relative performance. And in information technology, the Fund saw disappointing returns from Micron Technology Inc.

•	Relative performance was helped over the period by strong stock selection in the materials industry. For example, the Fund benefited from its investments in Alcan Inc. and Agilent Technologies Inc.

•	The Fund also was rewarded for its underweight exposure to consumer discretionary stocks. Select holdings in this sector also contributed to relative returns, including Liberty Media Corp.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Class R	6.34%	16.79%	13.31%	15.87%	14.35%
Russell 1000 Value Index	12.08%	16.49%	5.27%	13.83%	—
Lipper Large-Cap Value Fund Average	8.42%	11.93%	3.35%	11.31%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,063.40	$1,017.85
Expenses Paid During Period	$7.59	$7.43

Expenses are equal to the expense ratio of 1.46% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	PEA Value	Russell 1000 Value Index
12/31/1991	10,000	10,000
01/31/1992	10,283	10,016
02/29/1992	10,624	10,261
03/31/1992	10,379	10,112
04/30/1992	10,419	10,548
05/31/1992	10,323	10,600
06/30/1992	10,096	10,534
07/31/1992	10,448	10,941
08/31/1992	10,140	10,606
09/30/1992	10,274	10,753
10/31/1992	10,334	10,763
11/30/1992	10,883	11,116
12/31/1992	11,230	11,381
01/31/1993	11,460	11,712
02/28/1993	11,577	12,124
03/31/1993	11,931	12,481
04/30/1993	11,715	12,321
05/31/1993	11,874	12,569
06/30/1993	11,950	12,846
07/31/1993	11,885	12,990
08/31/1993	12,523	13,459
09/30/1993	12,547	13,480
10/31/1993	12,975	13,471
11/30/1993	12,836	13,193
12/31/1993	12,976	13,444
01/31/1994	13,569	13,952
02/28/1994	13,341	13,475
03/31/1994	12,617	12,974
04/30/1994	12,455	13,223
05/31/1994	12,448	13,375
06/30/1994	12,154	13,055
07/31/1994	12,655	13,461
08/31/1994	13,180	13,848
09/30/1994	12,771	13,388
10/31/1994	12,899	13,575
11/30/1994	12,244	13,026
12/31/1994	12,353	13,176
01/31/1995	12,681	13,582
02/28/1995	13,242	14,119
03/31/1995	13,599	14,429
04/30/1995	13,960	14,885
05/31/1995	14,483	15,511
06/30/1995	14,728	15,721
07/31/1995	15,369	16,269
08/31/1995	15,550	16,498
09/30/1995	15,973	17,095
10/31/1995	16,010	16,925
11/30/1995	16,690	17,783
12/31/1995	17,039	18,229
01/31/1996	17,516	18,797
02/29/1996	17,889	18,940
03/31/1996	18,025	19,262
04/30/1996	18,252	19,336
05/31/1996	18,612	19,577
06/30/1996	18,520	19,593
07/31/1996	17,513	18,853
08/31/1996	18,185	19,392
09/30/1996	18,673	20,163
10/31/1996	18,929	20,942
11/30/1996	20,541	22,461
12/31/1996	20,354	22,174
01/31/1997	21,028	23,249
02/28/1997	21,375	23,591
03/31/1997	20,616	22,742
04/30/1997	21,416	23,698
05/31/1997	22,669	25,023
06/30/1997	23,233	26,096
07/31/1997	24,755	28,059
08/31/1997	24,223	27,060
09/30/1997	25,667	28,695
10/31/1997	24,363	27,894
11/30/1997	24,945	29,127
12/31/1997	25,501	29,978
01/31/1998	25,591	29,555
02/28/1998	27,100	31,544
03/31/1998	28,184	33,475
04/30/1998	27,607	33,698
05/31/1998	27,485	33,200
06/30/1998	27,529	33,625
07/31/1998	26,351	33,034
08/31/1998	22,556	28,118
09/30/1998	23,838	29,732
10/31/1998	25,938	32,036
11/30/1998	27,419	33,529
12/31/1998	27,885	34,669
01/31/1999	27,171	34,947
02/28/1999	26,160	34,454
03/31/1999	26,066	35,167
04/30/1999	28,806	38,452
05/31/1999	29,566	38,029
06/30/1999	30,684	39,132
07/31/1999	30,343	37,985
08/31/1999	30,043	36,576
09/30/1999	29,165	35,296
10/31/1999	29,206	37,329
11/30/1999	28,748	37,037
12/31/1999	28,869	37,215
01/31/2000	27,116	36,002
02/29/2000	24,499	33,327
03/31/2000	28,260	37,393
04/30/2000	28,170	36,959
05/31/2000	29,392	37,347
06/30/2000	28,425	35,641
07/31/2000	29,775	36,086
08/31/2000	31,622	38,092
09/30/2000	32,482	38,443
10/31/2000	34,703	39,389
11/30/2000	35,130	37,927
12/31/2000	37,544	39,827
01/31/2001	37,570	39,979
02/28/2001	37,698	38,867
03/31/2001	37,151	37,495
04/30/2001	39,800	39,333
05/31/2001	40,397	40,218
06/30/2001	40,373	39,325
07/31/2001	41,346	39,242
08/31/2001	39,923	37,669
09/30/2001	37,061	35,017
10/31/2001	37,261	34,716
11/30/2001	41,587	36,733
12/31/2001	43,117	37,599
01/31/2002	43,648	37,310
02/28/2002	43,652	37,370
03/31/2002	46,001	39,137
04/30/2002	43,402	37,795
05/31/2002	43,345	37,984
06/30/2002	38,742	35,803
07/31/2002	34,256	32,474
08/31/2002	34,177	32,721
09/30/2002	27,943	29,082
10/31/2002	30,069	31,237
11/30/2002	34,724	33,205
12/31/2002	32,175	31,764
01/31/2003	31,329	30,995
02/28/2003	29,897	30,168
03/31/2003	29,957	30,219
04/30/2003	32,905	32,878
05/31/2003	36,439	35,002
06/30/2003	37,547	35,440
07/31/2003	38,775	35,968
08/31/2003	40,233	36,529
09/30/2003	39,649	36,171
10/31/2003	42,131	38,384
11/30/2003	43,328	38,906
12/31/2003	46,166	41,303
01/31/2004	48,506	42,030
02/29/2004	49,734	42,929
03/31/2004	49,176	42,552
04/30/2004	48,242	41,513
05/31/2004	48,739	41,937
06/30/2004	50,698	42,927
07/31/2004	49,030	42,321
08/31/2004	49,555	42,922
09/30/2004	49,203	43,588
10/31/2004	49,877	44,311
11/30/2004	52,072	46,553
12/31/2004	53,910	48,113

Sector Breakdown *

Financial & Business Services	26.8%
Short-Term Instruments	20.4%
Capital Goods	10.1%
Consumer Staples	8.4%
Technology	7.7%
Consumer Services	4.6%
Consumer Discretionary	4.4%
Other	17.6%

*	% of total investments as of Dec. 31, 2004

14  PIMCO Funds Semi-Annual Report  |  12.31.04

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion.

•	The Fund’s Class R Shares returned 4.15% for the six-month period ended December 31, 2004, trailing the 7.19% return for the Fund’s benchmark, the S&P 500 Index.

•	U.S. investors took a cautious approach to stocks at the beginning of the reporting period, concerned over rising interest rates, higher oil prices and the upcoming presidential election. In fact, from July 1 through September 30, 2004, the market (as measured by the S&P 500) fell by nearly 2%. A rally in the last two months of the year accounted for the majority of the gains the market delivered for the six-month period.

•	The Fund’s relative performance was hurt by disappointing performances by select stocks, including Teva Pharmaceuticals and Veritas Software. The Fund exited Teva given increasing competitive challenges to some of its generic drugs. The Fund also exited Veritas, a provider of data management software. Veritas was among the first of numerous software companies to preannounce that they would be delivering less-than-expected earnings.

•	Relative performance was also hindered by stock selection in consumer staples, most notably the Fund’s position in Coca Cola.

•	Fund performance was helped over the period by several stocks in the consumer discretionary sector, including Starbucks, Carnival Corporation and NIKE Inc. The Fund also benefited from returns on its investment in Apple Computer, whose share price doubled over the period.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Class R	4.15%	6.25%	–7.53%	—	7.81%
S&P 500 Index	7.19%	10.88%	–2.30%	—	—
Lipper Large-Cap Growth Fund Average	4.69%	7.18%	–8.22%	—	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,041.50	$1,017.85
Expenses Paid During Period	$7.51	$7.43

Expenses are equal to the expense ratio of 1.46% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Large-Cap Growth R	S&P 500 Index
12/31/1996	10,000	10,000
1/31/1997	10,634	10,625
2/28/1997	10,558	10,708
3/31/1997	9,903	10,268
4/30/1997	10,466	10,881
5/31/1997	11,268	11,544
6/30/1997	11,839	12,061
7/31/1997	12,969	13,020
8/31/1997	12,154	12,291
9/30/1997	13,163	12,964
10/31/1997	12,856	12,531
11/30/1997	13,058	13,111
12/31/1997	13,109	13,336
1/31/1998	13,499	13,484
2/28/1998	14,433	14,456
3/31/1998	15,208	15,197
4/30/1998	15,595	15,349
5/31/1998	15,117	15,086
6/30/1998	16,027	15,698
7/31/1998	16,059	15,531
8/31/1998	13,361	13,286
9/30/1998	14,541	14,137
10/31/1998	15,541	15,287
11/30/1998	16,644	16,213
12/31/1998	18,762	17,147
1/31/1999	20,180	17,864
2/28/1999	19,437	17,309
3/31/1999	21,132	18,002
4/30/1999	20,784	18,699
5/31/1999	19,971	18,258
6/30/1999	21,467	19,271
7/31/1999	20,956	18,669
8/31/1999	21,222	18,576
9/30/1999	21,025	18,068
10/31/1999	22,412	19,211
11/30/1999	23,786	19,601
12/31/1999	26,990	20,756
1/31/2000	26,437	19,714
2/29/2000	26,960	19,340
3/31/2000	28,880	21,232
4/30/2000	27,407	20,593
5/31/2000	26,190	20,171
6/30/2000	27,898	20,668
7/31/2000	27,516	20,345
8/31/2000	29,134	21,608
9/30/2000	27,665	20,468
10/31/2000	27,115	20,381
11/30/2000	24,609	18,774
12/31/2000	24,558	18,866
1/31/2001	24,776	19,535
2/28/2001	21,828	17,754
3/31/2001	19,839	16,629
4/30/2001	21,555	17,922
5/31/2001	21,499	18,042
6/30/2001	20,545	17,603
7/31/2001	19,967	17,429
8/31/2001	18,552	16,338
9/30/2001	17,528	15,019
10/31/2001	17,908	15,305
11/30/2001	19,111	16,479
12/31/2001	19,022	16,624
1/31/2002	18,388	16,381
2/28/2002	18,002	16,065
3/31/2002	18,411	16,670
4/30/2002	16,914	15,659
5/31/2002	16,659	15,544
6/30/2002	15,771	14,436
7/31/2002	15,040	13,311
8/31/2002	15,161	13,399
9/30/2002	13,714	11,943
10/31/2002	14,943	12,994
11/30/2002	15,208	13,758
12/31/2002	14,554	12,950
1/31/2003	14,165	12,611
2/28/2003	13,906	12,421
3/31/2003	14,237	12,542
4/30/2003	15,044	13,575
5/31/2003	15,592	14,290
6/30/2003	15,721	14,473
7/31/2003	15,894	14,728
8/31/2003	15,994	15,015
9/30/2003	15,879	14,856
10/31/2003	16,470	15,696
11/30/2003	16,513	15,834
12/31/2003	17,176	16,665
1/31/2004	17,422	16,970
2/29/2004	17,392	17,206
3/31/2004	17,262	16,947
4/30/2004	17,046	16,681
5/31/2004	17,234	16,910
6/30/2004	17,522	17,238
7/31/2004	16,584	16,668
8/31/2004	16,498	16,735
9/30/2004	16,699	16,917
10/31/2004	16,873	17,175
11/30/2004	17,637	17,870
12/31/2004	18,249	18,478

Sector Breakdown *

Technology	20.5%
Healthcare	16.0%
Short-Term Instruments	14.7%
Financial & Business Services	11.7%
Consumer Discretionary	8.7%
Capital Goods	7.0%
Energy	6.2%
Consumer Staples	6.0%
Consumer Services	5.0%
Other	4.2%

*	% of total investments as of Dec. 31, 2004

PIMCO Funds Semi-Annual Report  |  12.31.04  15

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	RCM Mid-Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of small to medium sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class R Shares had a total return of 6.32% for the six-month period ended December 31, 2004. This performance trailed the 9.00% return of the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The beginning of the third quarter 2004 was marked by a number of high profile earnings misses, most notably in the technology sector, which caused many of the major indices to decline significantly. After hitting lows toward the end of the quarter, equity markets rallied strongly during the fourth quarter, as concerns about high energy prices, slowing economic growth and geopolitical issues gave way to investor optimism.

•	The Fund’s relative performance was hindered by select holdings in the software industry, particularly Veritas Software Corp. and Novell, Inc. The Fund also saw disappointing results from its investments in communications equipment company ADTRAN, Inc., and media companies such as Cox Radio Corp.

•	The Fund’s performance was supported by investments in Apple Computer, Inc., Kinetic Concepts, Inc. and SEI Investments Company, all of which delivered strong results over the period.

•	The Fund’s sector strategy had little impact on relative performance. An overweight in energy and underweight in commercial services and supplies benefited the Fund, but these gains were canceled out by an underweight in consumer durables and apparel, and less growth-oriented industries such as real estate and utilities.

Average Annual Total Return  For periods ended 12/31/04

	6 month	1 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Class R	6.32%	13.50%	–4.35%	10.37%	15.10%
Russell Mid-Cap Growth Index	9.00%	15.48%	–3.36%	11.23%	—
Lipper Mid-Cap Growth Fund Average	7.69%	12.79%	–3.41%	9.80%	—

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.pimcoadvisors.com.

Annual Fund Operating Expenses  Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,063.20	$1,017.74
Expenses Paid During Period	$7.70	$7.53

Expenses are equal to the expense ratio of 1.48% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Change in Value  For periods ended 12/31/04

	RCM Mid-Cap R	Russell Mid Cap Growth Index
11/30/1979	10,000	10,000
12/31/1979	10,307	10,388
1/31/1980	10,774	10,965
2/29/1980	10,367	10,721
3/31/1980	9,214	9,305
4/30/1980	9,620	9,906
5/31/1980	10,409	10,676
6/30/1980	10,843	11,194
7/31/1980	12,433	12,135
8/31/1980	13,073	12,452
9/30/1980	13,774	12,867
10/31/1980	14,228	13,003
11/30/1980	15,231	14,034
12/31/1980	14,965	13,764
1/31/1981	14,610	13,442
2/28/1981	13,453	13,680
3/31/1981	16,772	14,750
4/30/1981	17,282	14,819
5/31/1981	18,362	15,181
6/30/1981	17,666	14,903
7/31/1981	17,357	14,718
8/31/1981	16,513	13,879
9/30/1981	15,757	12,987
10/31/1981	17,240	13,883
11/30/1981	17,559	14,445
12/31/1981	17,271	14,093
1/31/1982	16,993	13,575
2/28/1982	16,602	12,998
3/31/1982	16,544	12,870
4/30/1982	17,675	13,484
5/31/1982	17,504	13,005
6/30/1982	17,427	12,655
7/31/1982	17,484	12,357
8/31/1982	18,923	13,843
9/30/1982	19,497	14,236
10/31/1982	21,906	16,140
11/30/1982	23,782	17,124
12/31/1982	24,214	17,371
1/31/1983	25,578	17,984
2/28/1983	27,253	18,606
3/31/1983	28,310	19,261
4/30/1983	30,731	20,465
5/31/1983	32,541	21,320
6/30/1983	33,856	22,096
7/31/1983	32,264	21,402
8/31/1983	31,513	21,268
9/30/1983	32,735	21,863
10/31/1983	31,292	21,015
11/30/1983	32,694	21,914
12/31/1983	32,131	21,509
1/31/1984	30,631	20,898
2/29/1984	29,050	19,767
3/31/1984	29,611	20,096
4/30/1984	29,715	19,874
5/31/1984	28,609	18,754
6/30/1984	29,877	19,339
7/31/1984	29,061	18,772
8/31/1984	31,833	21,117
9/30/1984	31,308	21,216
10/31/1984	31,255	21,299
11/30/1984	30,661	21,209
12/31/1984	31,109	21,816
1/31/1985	34,580	23,886
2/28/1985	35,970	24,314
3/31/1985	35,341	24,175
4/30/1985	34,705	24,105
5/31/1985	36,968	25,474
6/30/1985	37,703	26,093
7/31/1985	38,589	26,059
8/31/1985	38,053	25,950
9/30/1985	36,188	24,678
10/31/1985	37,759	25,957
11/30/1985	40,051	27,750
12/31/1985	41,585	28,799
1/31/1986	42,325	29,352
2/28/1986	45,364	31,941
3/31/1986	46,720	33,857
4/30/1986	47,407	34,226
5/31/1986	49,266	36,376
6/30/1986	48,315	36,940
7/31/1986	44,353	33,999
8/31/1986	45,981	35,543
9/30/1986	42,642	32,596
10/31/1986	45,171	34,565
11/30/1986	45,718	34,890
12/31/1986	45,146	33,854
1/31/1987	51,273	38,556
2/28/1987	55,195	41,429
3/31/1987	56,823	41,988
4/30/1987	56,249	40,896
5/31/1987	57,802	41,162
6/30/1987	60,096	42,846
7/31/1987	62,993	44,795
8/31/1987	65,507	46,645
9/30/1987	63,607	45,614
10/31/1987	45,899	33,084
11/30/1987	43,599	30,781
12/31/1987	49,747	34,789
1/31/1988	49,961	35,140
2/29/1988	54,427	38,022
3/31/1988	55,907	38,193
4/30/1988	56,774	38,407
5/31/1988	55,673	37,727
6/30/1988	59,787	40,579
7/31/1988	58,472	39,045
8/31/1988	57,010	37,558
9/31/1988	59,193	39,045
10/31/1988	58,507	38,811
11/30/1988	57,219	37,875
12/31/1988	59,697	39,284
1/31/1989	62,730	41,598
2/28/1989	62,165	41,257
3/31/1989	63,396	41,765
4/30/1989	67,155	44,145
5/31/1989	70,909	46,489
6/30/1989	68,286	45,866
7/31/1989	73,264	49,462
8/31/1989	76,407	51,376
9/30/1989	76,399	51,361
10/31/1989	73,022	49,219
11/30/1989	73,971	50,386
12/31/1989	75,229	51,661
1/31/1990	68,624	46,872
2/28/1990	71,060	47,837
3/31/1990	73,028	49,842
4/30/1990	71,283	48,461
5/31/1990	78,561	53,443
6/30/1990	79,284	54,105
7/31/1990	76,858	52,379
8/31/1990	69,018	46,288
9/30/1990	64,580	43,154
10/31/1990	63,211	42,347
11/30/1990	68,211	46,878
12/31/1990	71,615	49,006
1/31/1991	77,108	52,682
2/28/1991	83,986	57,318
3/31/1991	87,925	60,316
4/30/1991	87,362	59,779
5/31/1991	92,281	62,804
6/30/1991	87,667	59,381
7/31/1991	92,523	62,374
8/31/1991	95,419	64,326
9/30/1991	95,114	64,249
10/31/1991	97,977	65,688
11/30/1991	94,459	63,520
12/31/1991	105,436	72,051
1/31/1992	107,502	72,692
2/29/1992	108,900	72,852
3/31/1992	104,239	69,858
4/30/1992	102,112	68,524
5/31/1992	102,745	68,661
6/30/1992	97,906	66,622
7/31/1992	101,108	69,593
8/31/1992	98,944	68,681
9/30/1992	101,467	70,185
10/31/1992	105,130	72,298
11/30/1992	109,451	76,867
12/31/1992	112,067	78,343
1/31/1993	112,369	79,267
2/28/1993	108,987	76,826
3/31/1993	111,548	79,054
4/30/1993	108,202	75,805
5/31/1993	112,627	79,383
6/30/1993	112,976	79,057
7/31/1993	111,937	78,804
8/31/1993	117,399	83,383
9/30/1993	119,689	84,383
10/31/1993	120,862	85,742
11/30/1993	117,357	83,744
12/31/1993	123,225	87,102
1/31/1994	127,673	89,341
2/28/1994	126,613	88,573
3/31/1994	119,485	84,401
4/30/1994	120,536	84,198
5/31/1994	119,331	84,325
6/30/1994	116,049	80,699
7/31/1994	117,535	82,934
8/31/1994	125,163	87,877
9/30/1994	123,936	86,427
10/31/1994	125,894	87,922
11/30/1994	121,073	84,045
12/31/1994	123,300	85,221
1/31/1995	123,658	86,244
2/28/1995	128,777	90,832
3/31/1995	133,800	94,438
4/30/1995	134,228	95,231
5/31/1995	136,496	97,574
6/30/1995	143,239	102,014
7/31/1995	153,724	108,430
8/31/1995	155,953	109,623
9/30/1995	160,882	112,068
10/31/1995	157,825	109,232
11/30/1995	162,670	114,115
12/31/1995	164,736	114,172
1/31/1996	167,223	116,193
2/29/1996	175,451	120,585
3/31/1996	178,469	121,538
4/30/1996	185,822	127,408
5/31/1996	188,795	130,007
6/30/1996	180,733	126,081
7/31/1996	164,973	116,297
8/31/1996	173,502	122,589
9/30/1996	184,711	130,373
10/31/1996	184,784	128,848
11/30/1996	193,820	136,437
12/31/1996	194,790	134,145
1/31/1997	199,854	140,074
2/28/1997	190,321	136,992
3/31/1997	178,045	129,252
4/30/1997	181,588	132,419
5/31/1997	205,776	144,284
6/30/1997	211,126	148,280
7/31/1997	226,158	162,471
8/31/1997	223,603	160,879
9/30/1997	238,629	169,019
10/31/1997	224,263	160,551
11/30/1997	223,232	162,237
12/31/1997	227,317	164,362
1/31/1998	224,635	161,404
2/28/1998	248,581	176,576
3/31/1998	262,277	183,974
4/30/1998	267,234	186,476
5/31/1998	251,788	178,812
6/30/1998	260,752	183,872
7/31/1998	245,681	176,003
8/31/1998	192,835	142,404
9/30/1998	200,702	153,170
10/31/1998	220,552	164,443
11/30/1998	234,932	175,543
12/31/1998	259,741	193,729
1/31/1999	265,351	199,541
2/28/1999	251,500	189,783
3/31/1999	269,909	200,354
4/30/1999	284,323	209,490
5/31/1999	281,508	206,788
6/30/1999	301,636	221,222
7/31/1999	296,598	214,187
8/31/1999	292,031	211,959
9/30/1999	290,979	210,158
10/31/1999	318,099	226,403
11/30/1999	349,590	249,858
12/31/1999	413,181	293,134
1/31/2000	411,404	293,075
2/29/2000	536,800	354,679
3/31/2000	528,265	355,034
4/30/2000	473,431	320,560
5/31/2000	443,321	297,191
6/30/2000	511,903	328,723
7/31/2000	477,708	307,915
8/31/2000	566,704	354,349
9/30/2000	555,087	337,021
10/31/2000	498,857	313,969
11/30/2000	377,684	245,743
12/31/2000	415,340	258,694
1/31/2001	425,058	273,466
2/28/2001	358,749	226,156
3/31/2001	311,215	193,793
4/30/2001	362,068	226,098
5/31/2001	354,392	225,036
6/30/2001	345,497	225,148
7/31/2001	324,179	209,973
8/31/2001	301,617	194,750
9/30/2001	259,239	162,558
10/31/2001	281,404	179,643
11/30/2001	304,789	198,990
12/31/2001	310,793	206,552
1/31/2002	295,751	199,839
2/28/2002	280,756	188,508
3/31/2002	299,146	202,891
4/30/2002	281,676	192,158
5/31/2002	275,338	186,432
6/30/2002	248,025	165,850
7/31/2002	224,437	149,729
8/31/2002	219,365	149,205
9/30/2002	206,927	137,358
10/31/2002	224,040	148,004
11/30/2002	236,228	159,592
12/31/2002	227,464	149,953
1/31/2003	226,235	148,483
2/28/2003	222,548	147,192
3/31/2003	226,242	149,929
4/30/2003	234,839	160,140
5/31/2003	253,274	175,545
6/30/2003	255,731	178,055
7/31/2003	260,641	184,412
8/31/2003	271,718	194,573
9/30/2003	261,882	190,798
10/31/2003	276,626	206,177
11/30/2003	286,474	211,702
12/31/2003	291,401	214,010
1/31/2004	299,998	221,072
2/29/2004	306,148	224,786
3/31/2004	307,372	224,359
4/30/2004	299,995	218,032
5/31/2004	307,375	223,178
6/30/2004	311,064	226,726
7/31/2004	286,458	211,717
8/31/2004	280,300	209,113
9/30/2004	287,671	216,913
10/31/2004	299,955	224,266
11/30/2004	314,713	235,838
12/31/2004	330,700	247,135

Sector Breakdown *

Technology	26.7%
Healthcare	15.4%
Consumer Discretionary	12.1%
Short-Term Instruments	10.3%
Consumer Services	8.5%
Financial & Business Services	8.2%
Capital Goods	4.4%
Materials & Processing	4.3%
Other	10.1%

*	% of total investments as of Dec. 31, 2004

16  PIMCO Funds Semi-Annual Report  |  12.31.04

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.9%

Aerospace 2.4%

Boeing Co.	214,400	$11,100
Raytheon Co. (a)	263,600	10,236

		21,336

Building 1.3%

D.R. Horton, Inc. (d)	291,200	11,738

Capital Goods 6.7%

Eaton Corp.	134,900	9,761
Honeywell International, Inc. (d)	283,200	10,028
Illinois Tool Works, Inc. (d)	86,900	8,054
Ingersoll-Rand Co. ‘A’	137,000	11,001
Parker Hannifin Corp. (d)	151,100	11,444
Tyco International Ltd.	273,200	9,764

		60,052

Communications 2.5%

Sprint Corp. (d)	486,049	12,078
Verizon Communications, Inc.	245,200	9,933

		22,011

Consumer Discretionary 6.0%

Coach, Inc. (a)	185,800	10,479
Harman International Industries, Inc.	66,400	8,433
J.C. Penney Co., Inc. (d)	114,700	4,749
McDonald’s Corp. (a)(d)	285,400	9,150
Nike, Inc. ‘B’	126,100	11,436
Starbucks Corp. (a)(d)	153,900	9,597

		53,844

Consumer Services 9.6%

Harley-Davidson, Inc.	142,800	8,675
Marriott International, Inc. ‘A’	195,100	12,287
McGraw-Hill Cos., Inc. (a)	98,600	9,026
MGM Mirage, Inc. (a)	148,700	10,816
Robert Half International, Inc.	355,000	10,448
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	247,300	14,442
Time Warner, Inc. (a)(d)	598,000	11,625
Walt Disney Co. (d)	320,400	8,907

		86,226

Consumer Staples 7.0%

Clorox Co.	154,900	9,128
Estee Lauder Cos., Inc. ‘A’	190,500	8,719
Fortune Brands, Inc.	116,200	8,968
Gillette Co.	260,500	11,665
Hershey Foods Corp.	202,500	11,247
Monsanto Co.	232,800	12,932

		62,659

Energy 7.5%

Apache Corp.	175,628	8,882
Baker Hughes, Inc. (d)	106,300	4,536
BJ Services Co. (d)	93,100	4,333
Burlington Resources, Inc.	200,200	8,709
ConocoPhillips	105,200	9,135
Devon Energy Corp.	221,400	8,617
Kerr-McGee Corp. (d)	151,700	8,767
Occidental Petroleum Corp.	152,800	8,917
XTO Energy, Inc.	141,649	5,012

		66,908

Financial & Business Services 12.0%

Allstate Corp.	171,300	8,860
Bank of America Corp.	417,188	19,604
Capital One Financial Corp. (d)	117,300	9,878
CIT Group, Inc.	323,600	14,827
Goldman Sachs Group, Inc. (d)	103,700	10,789
MetLife, Inc. (d)	115,800	4,691
MGIC Investment Corp.	170,200	11,728
Prudential Financial, Inc.	177,000	9,728
Radian Group, Inc.	169,700	9,035
Wachovia Corp. (d)	168,100	8,842

		107,982

Healthcare 11.5%

Aetna, Inc.	90,000	11,228
Amgen, Inc. (a)	143,200	9,186
C.R. Bard, Inc.	151,700	9,706
Genzyme Corp. (a)	151,500	8,798
Gilead Sciences, Inc. (a)	250,500	8,765
Johnson & Johnson	229,000	14,523
Laboratory Corp. of America Holdings (a)	192,500	9,590
PacifiCare Health Systems, Inc. (a)	144,500	8,167
UnitedHealth Group, Inc. (a)	135,800	11,954
Wyeth (a)	270,600	11,525

		103,442

Materials & Processing 4.7%

Dow Chemical Co.	216,600	10,724
Masco Corp.	285,300	10,422
Phelps Dodge Corp. (d)	108,600	10,743
Sherwin-Williams Co.	238,700	10,653

		42,542

Technology 20.2%

Adobe Systems, Inc. (d)	144,800	9,085
Apple Computer, Inc. (a)	140,800	9,068
Cisco Systems, Inc. (a)(d)	907,100	17,507
Dell, Inc. (a)(d)	212,600	8,959
eBay, Inc. (a)(d)	85,800	9,977
Emerson Electric Co. (d)	150,100	10,522
Intel Corp. (a)(d)	481,400	11,260
Juniper Networks, Inc. (a)	329,600	8,962
Microsoft Corp.	964,900	25,772
Motorola, Inc. (d)	600,400	10,327
NCR Corp. (a)	157,900	10,931
Oracle Corp. (a)(d)	775,900	10,645
QUALCOMM, Inc.	298,600	12,661
VeriSign, Inc. (a)(d)	312,800	10,485
Waters Corp. (a)	134,200	6,279
Yahoo!, Inc. (a)(d)	238,600	8,990

		181,430

Transportation 3.3%

CH Robinson Worldwide, Inc.	154,600	8,583
Norfolk Southern Corp.	295,100	10,680
United Parcel Service, Inc. ‘B’	123,200	10,529

		29,792

Utilities 2.2%

Duke Energy Corp. (d)	401,700	10,175
Exelon Corp. (a)(d)	208,200	9,175

		19,350

Total Common Stocks (Cost $721,163)		869,312

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 20.5%

Collateral Invested for Securities on Loan (c) 17.1%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	12,000	11,995
2.401% due 01/06/2005	10,000	9,995
2.395% due 01/28/2005	10,000	9,979
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	4,000	3,991
2.375% due 01/27/2005	8,000	7,984
Bear Stearns Cos., Inc.	33,000	33,000
Citigroup Global Markets, Inc.	25,500	25,500
Countrywide Home Loans, Inc.
2.527% due 11/30/2005 (b)	3,000	3,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,500	1,500
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	13,000	12,972
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	3,000	3,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	14,000	13,958
Sheffield Receivables Corp.
2.345% due 01/13/2005	5,000	4,990
Suntrust Bank
1.998% due 01/03/2005	29	29

		153,877

Repurchase Agreement 3.4%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $5,453 and Federal Home Loan Bank 3.250% due 08/15/2005 valued at $25,500. Repurchase proceeds are $30,351.)	30,346	30,346

Total Short-Term Instruments (Cost $184,268)		184,223

Total Investments 117.4% (Cost $905,431)		$1,053,535

Other Assets and Liabilities (Net) (17.4%)		(156,333)

Net Assets 100.0%		$897,202

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $148,682; cash collateral of $153,634 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  17

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.5%

Aerospace 1.0%

L-3 Communications Holdings, Inc.	114,100	$8,357

Building 1.2%

Pulte Homes, Inc.	151,700	9,678

Capital Goods 8.1%

Brink’s Co. (a)	200,800	7,936
Carlisle Cos., Inc.	139,200	9,037
Danaher Corp. (d)	133,500	7,664
Harsco Corp.	184,500	10,284
ITT Industries, Inc.	107,200	9,053
Pentair, Inc.	251,200	10,942
Rockwell Automation, Inc.	178,200	8,830

		63,746

Communications 3.2%

Nextel Partners, Inc. ‘A’ (a)	470,800	9,199
NII Holdings, Inc. ‘B’ (a)(d)	180,100	8,546
West Corp. (a)	228,500	7,566

		25,311

Consumer Discretionary 8.8%

American Eagle Outfitters, Inc.	197,700	9,312
Coach, Inc. (a)	153,852	8,677
Harman International Industries, Inc.	57,100	7,252
Hughes Supply, Inc.	241,300	7,806
MSC Industrial Direct Co. ‘A’	235,500	8,473
Nordstrom, Inc.	190,800	8,916
Paccar, Inc.	127,250	10,241
PETsMART, Inc.	259,800	9,231

		69,908

Consumer Services 8.3%

Brunswick Corp.	153,500	7,598
Getty Images, Inc. (a)	138,000	9,501
Harrah’s Entertainment, Inc. (a)(d)	126,000	8,428
Hilton Hotels Corp.	442,500	10,062
Lamar Advertising Co. ‘A’ (a)	238,000	10,182
Manpower, Inc.	200,000	9,660
Station Casinos, Inc.	182,500	9,979

		65,410

Consumer Staples 6.3%

Archer-Daniels-Midland Co.	507,800	11,329
Church & Dwight Co., Inc.	236,200	7,941
Fortune Brands, Inc.	106,700	8,235
Monsanto Co.	200,000	11,110
SUPERVALU, Inc. (d)	315,500	10,891

		49,506

Energy 7.2%

Amerada Hess Corp.	83,500	6,879
ENSCO International, Inc.	133,600	4,240
EOG Resources, Inc.	107,600	7,678
Grant Prideco, Inc. (a)	195,600	3,922
National-Oilwell, Inc. (a)(d)	116,300	4,104
Newfield Exploration Co. (a)	127,900	7,553
Noble Energy, Inc.	127,000	7,831
Peabody Energy Corp.	78,600	6,360
Smith International, Inc. (a)(d)	68,400	3,722
XTO Energy, Inc.	124,907	4,419

		56,708

Environmental Services 1.0%

Republic Services, Inc.	235,500	7,899

Financial & Business Services 17.0%

Archstone-Smith Trust	218,200	8,357
Bank of Hawaii Corp. (d)	154,400	7,834
Bear Stearns Cos., Inc.	75,600	7,735
CIT Group, Inc.	226,800	10,392
E*TRADE Financial Corp. (a)	518,900	7,758
Everest Reinsurance Group Ltd.	72,600	6,502
HCC Insurance Holdings, Inc.	252,800	8,373
Host Marriot Corp.	497,200	8,602
iStar Financial, Inc.	209,300	9,473
Mercury General Corp.	144,300	8,646
PMI Group, Inc.	218,900	9,139
Providian Financial Corp. (a)	476,400	7,846
Safeco Corp. (d)	152,000	7,940
SEI Investments Co.	196,400	8,235
Sovereign Bancorp, Inc.	398,500	8,986
Trizec Properties, Inc.	444,300	8,406

		134,224

Healthcare 9.1%

Beckman Coulter, Inc. (a)(d)	119,400	7,999
C.R. Bard, Inc.	129,200	8,266
Charles River Laboratories International, Inc. (a)	196,800	9,055
Cytyc Corp. (a)	256,400	7,069
Genzyme Corp. (a)	141,000	8,188
Humana, Inc. (a)	323,100	9,593
Kinetic Concepts, Inc. (a)	141,800	10,819
PacifiCare Health Systems, Inc. (a)	196,700	11,118

		72,107

Materials & Processing 6.0%

Ball Corp.	207,800	9,139
Lyondell Chemical Co. (a)	329,600	9,532
Owens-Illinois, Inc. (a)	509,800	11,547
Phelps Dodge Corp. (d)	80,900	8,003
Precision Castparts Corp.	144,500	9,491

		47,712

Technology 17.1%

Apple Computer, Inc. (a)	123,400	7,947
Autodesk, Inc.	343,900	13,051
Cognizant Technology Solutions Corp. ‘A’ (a)	208,300	8,817
Comverse Technology, Inc. (a)	362,600	8,866
Cree, Inc. (a)(d)	199,600	8,000
Harris Corp.	126,900	7,841
Hubbell, Inc. ‘B’	153,200	8,012
Juniper Networks, Inc. (a)	295,900	8,046
Macromedia, Inc. (a)	281,300	8,754
McAfee, Inc. (a)	359,600	10,403
MEMC Electronic Materials, Inc. (a)	524,100	6,944
NCR Corp. (a)	140,000	9,692
Plantronics, Inc. (a)	91,400	3,790
Polycom, Inc. (a)	414,500	9,666
QLogic Corp. (a)	268,400	9,858
Waters Corp. (a)	118,300	5,535

		135,222

Transportation 0.9%

Expeditors International Washington, Inc.	133,100	7,438

Utilities 2.3%

Oneok, Inc.	325,500	9,251
PPL Corp.	162,000	8,631

		17,882

Total Common Stocks (Cost $621,206)		771,108

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.8%

Collateral Invested for Securities on Loan (c) 6.7%

Bavaria TRR Corp.
2.334% due 01/06/2005	$4,000	3,998
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	1,000	998
2.375% due 01/18/2005	2,545	2,539
Bear Stearns Cos., Inc.	17,500	17,500
Citigroup Global Markets, Inc.	8,000	8,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
2.375% due 01/31/2005	1,000	998
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
Park Granada LLC
2.367% due 01/31/2005	2,000	1,994
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Suntrust Bank
2.000% due 01/03/2005	163	164

		53,163

Repurchase Agreement 5.1%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.250% due 06/15/2005 valued at $41,098. Repurchase proceeds are $40,295.)	40,289	40,289

Total Short-Term Instruments (Cost $93,474)		93,452

Total Investments 109.3% (Cost $714,680)		$864,560

Other Assets and Liabilities (Net) (9.3%)		(73,210)

Net Assets 100.0%		$791,350

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $51,645; cash collateral of $53,093 was received with which the Fund purchased securities.

18  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NACM Global Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 96.0%

Barbados 0.8%

Nabors Industries Ltd. (a)	1,500	$77

Bermuda 2.6%

Jardine Matheson Holdings	5,200	83
Tyco International Ltd.	4,450	159

		242

Canada 1.2%

Alcan, Inc.	2,200	108

China 1.3%

Cheung Kong Ltd.	6,000	60
Hongkong and Shanghai Hotels Ltd. (a)	67,000	60

		120

France 3.7%

JC Decaux S.A. (a)	2,954	86
Maroc Telecom (a)	4,703	54
Sanofi-Synthelabo S.A. (a)	1,417	113
Vivendi Universal S.A. (a)	2,760	88

		341

Germany 4.4%

Adidas-Salomon AG (a)	396	64
BASF AG (a)	1,439	104
Hypo Real Estate Holdings AG (a)	1,631	68
SAP AG (a)	562	100
Siemens AG (a)	824	70

		406

Hong Kong 2.9%

Dickson Concepts Ltd.	68,200	92
Lifestyle International Holdings Ltd. (a)	32,000	47
New World Development	51,000	57
Sino Land Co., Ltd.	74,400	74

		270

Indonesia 0.9%

PT Indosat Tbk. (a)	138,500	86

Ireland 2.2%

Anglo Irish Bank Corp.	4,827	117
CRH PLC	3,304	88

		205

Israel 1.1%

Teva Pharmaceutical Industries Ltd. SP - ADR	3,300	99

Italy 0.5%

Geox SpA (a)	5,846	45

Japan 6.4%

Ajinomoto Co., Inc. (a)	5,000	60
Fuji Fire & Marine Insurance (a)	27,000	88
Hokuhoku Financial Group, Inc. (a)	27,000	74
JSR Corp.	2,400	53
Mitsubishi Tokyo Financial Group, Inc. (a)	10	102
Mizuho Financial Group, Inc. (a)	18	91
Nippon Electric Glass Co., Ltd.	2,000	51
Pioneer Corp. (a)	3,800	75

		594

Malaysia 3.1%

Astro All Asia Networks PLC (a)	47,000	67
Commerce Asset-Holding Bhd. (a)	53,400	66
Telekom Malaysia Bhd. (a)	25,100	77
Tenaga Nasional Bhd.	23,000	66
UBS Call Warrant (Public Bank Bhd.) (a)(b)	425,000	8

		284

Mexico 1.4%

America Movil S.A. de C.V. SP - ADR	2,400	126

Netherlands 2.2%

ING Groep NV	3,112	94
Royal Numico NV (a)	3,172	114

		208

Philippines 0.6%

Philippine Long Distance Telephone Co. SP - ADR (a)	2,400	60

South Korea 0.8%

LG Electronics, Inc. (a)	1,220	75

Switzerland 3.5%

Novartis AG (a)	2,041	103
SGS S.A. (a)	104	73
Swiss Life Holding (a)	418	61
UBS AG (a)	1,081	91

		328

Taiwan 0.9%

CSFB Equtiy Linked Participation Notes (Hon Hai Precision Industry Co., Ltd.) (c)	1,806,100	84
UBS Call Warrant (Yageo Corp.) (a)(d)	400,000	1

		85

Thailand 0.8%

True Corp. PLC (a)	329,400	71

United Kingdom 5.4%

HSBC Holdings PLC	5,200	89
Man Group PLC	2,838	80
Morrison (WM) Supermarkets PLC	32,598	129
Rank Group PLC (a)	17,036	86
Royal Bank of Scotland PLC (a)	3,550	119

		503

United States 49.3%

Advance Auto Parts, Inc. (a)	2,000	87
Allscripts Healthcare Solutions, Inc. (a)	5,900	63
American Healthways, Inc. (a)	2,500	83
American International Group, Inc.	2,600	171
Ansys, Inc. (a)	1,700	54
Apple Computer, Inc. (a)	1,500	97
Autodesk, Inc.	2,500	95
Burlington Resources, Inc.	2,100	91
Carter’s, Inc. (a)	2,300	78
Century Aluminum Co. (a)	2,900	76
Citrix Systems, Inc. (a)	3,900	96
Coach, Inc. (a)	1,800	102
ConocoPhillips	500	43
Dell, Inc. (a)	3,600	152
Dow Chemical Co.	2,000	99
Exxon Mobil Corp.	4,000	205
Freescale Semiconductor, Inc. ‘B’ (a)	3,428	63
General Electric Co.	5,700	208
Gilead Sciences, Inc. (a)	4,200	147
Halliburton Co.	2,400	94
Inamed Corp. (a)	1,100	70
Intel Corp.	4,500	105
ITT Industries, Inc.	800	68
Jabil Circuit, Inc. (a)	3,300	84
Kinetic Concepts, Inc. (a)	2,000	153
Las Vegas Sands Corp. (a)	1,700	82
McAfee, Inc. (a)	2,600	75
McDonald’s Corp.	2,900	93
Microsoft Corp.	7,600	203
Millicom International Cellular S.A. (a)	2,500	57
Morgan Stanley Dean Witter & Co.	1,800	100
News Corp. ‘B’	6,300	121
PETsMART, Inc.	2,800	99
Praxair, Inc.	3,000	132
QUALCOMM, Inc.	2,200	93
Quiksilver, Inc. (a)	3,000	89
Symantec Corp. (a)	3,000	77
Synthes, Inc. (a)	772	86
Texas Instruments, Inc.	4,600	113
TIBCO Software, Inc. (a)	5,400	72
Time Warner, Inc. (a)	7,200	140
Transocean, Inc. (a)	3,100	131
TurboChef Technologies, Inc. (a)	2,167	50
Williams Cos., Inc.	4,297	70
Zimmer Holdings, Inc. (a)	1,400	112

		4,579

Total Common Stocks (Cost $7,975)		8,912

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.3%

Repurchase Agreement 6.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 3.375% due 07/21/2008 valued at $597. Repurchase proceeds are $584.)	$584	584

Total Short-Term Instruments (Cost $584)		584

Total Investments (e) 102.3% (Cost $8,559)		$9,496

Other Assets and Liabilities (Net) (2.3%)		(211)

Net Assets 100.0%		$9,285

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	The Warrants entitle the Fund to purchase 1 share of Public Bank Bhd. for every warrant held at $0.0000001 until January 17, 2005.
(c)	Securities are issued by Credit Suisse First Boston and are designed to track investments of the local shares of the underlying company and subject the Fund to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(d)	The Warrants entitle the Fund to purchase 1 share of Yaego Corp. for every warrant held at $0.0000001 until October 13, 2005.
(e)	Securities with an aggregate value of $3,294, which represents 35.48% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  19

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.4%

Capital Goods 1.9%

The Stanley Works (d)	174,000	$8,524

Communications 3.7%

Alltel Corp.	144,000	8,462
Verizon Communications, Inc.	205,000	8,305

		16,767

Consumer Discretionary 17.1%

General Motors Corp. (d)	419,000	16,785
Limited Brands, Inc. (d)	372,000	8,563
May Department Stores Co. (d)	573,000	16,846
V.F. Corp.	312,000	17,279
Whirlpool Corp.	246,000	17,026

		76,499

Consumer Services 1.9%

Deluxe Corp. (d)	228,000	8,511

Consumer Staples 9.9%

Albertson’s, Inc. (d)	358,000	8,549
Altria Group, Inc.	155,300	9,489
ConAgra Foods, Inc.	298,000	8,776
Kimberly-Clark Corp.	130,000	8,555
Reynolds American, Inc. (d)	111,300	8,748

		44,117

Energy 11.3%

ChevronTexaco Corp.	160,000	8,402
ConocoPhillips	96,002	8,336
Eni SpA SP - ADR (d)	69,000	8,683
Kerr-McGee Corp.	144,000	8,322
Marathon Oil Corp.	226,000	8,500
Occidental Petroleum Corp.	145,000	8,462

		50,705

Financial & Business Services 28.3%

Bank of America Corp.	181,000	8,505
Boston Properties, Inc.	132,000	8,536
Duke Realty Corp. (d)	245,000	8,364
Fannie Mae	122,000	8,688
J.P. Morgan Chase & Co.	217,000	8,465
Jefferson-Pilot Corp.	161,000	8,366
Key Corp. (d)	500,000	16,950
Lincoln National Corp.	180,000	8,402
Morgan Stanley Dean Witter & Co.	155,000	8,606
Regions Financial Corp.	474,000	16,870
St. Paul Travelers Cos., Inc.	226,000	8,378
Washington Mutual, Inc. (d)	398,000	16,827

		126,957

Healthcare 8.1%

GlaxoSmithKline PLC SP - ADR (d)	185,000	8,767
Merck & Co., Inc.	562,000	18,063
Pfizer, Inc.	353,000	9,492

		36,322

Materials & Processing 3.8%

Dow Chemical Co. (d)	167,000	8,268
Freeport-McMoran Copper & Gold, Inc. ‘B’	226,900	8,674

		16,942

Technology 1.9%

Hewlett-Packard Co.	399,000	8,367

Utilities 7.5%

DTE Energy Co. (d)	197,000	8,497
KeySpan Corp.	212,000	8,363
Progress Energy, Inc. (a)(d)	185,000	8,369
Sempra Energy (d)	228,000	8,363

		33,592

Total Common Stocks (Cost $381,904)		427,303

SHORT-TERM INSTRUMENTS 26.1%

Collateral Invested for Securities on Loan (c) 21.2%

Allianz Dresdner Daily Asset Fund (e)	5,000,000	5,000

	Principal Amount (000s)

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.375% due 01/18/2005	6,810	6,795
2.375% due 01/27/2005	4,000	3,992
2.414% due 03/01/2005	1,000	994
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	1,000	1,000
Davis Square Funding Corp.
2.309% due 01/05/2005	8,000	7,968
2.375% due 01/31/2005	6,000	5,987
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Fortis Funding LLC
2.250% due 01/03/2005	13,000	13,000
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	4,000	4,000
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,990
Suntrust Bank
2.000% due 01/03/2005	1,276	1,276

		94,984

Repurchase Agreement 4.9%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $22,404. Repurchase proceeds are $21,967.)	21,964	21,964

Total Short-Term Instruments (Cost $116,994)		116,948

Total Investments 121.5% (Cost $498,898)		$544,251

Other Assets and Liabilities (Net) (21.5%)		(96,209)

Net Assets 100.0%		$448,042

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $92,119; cash collateral of $94,908 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

20  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 94.7%

Aerospace 1.2%

Curtiss-Wright Corp.	492,600	$28,280
Kaman Corp. ‘A’	735,000	9,298

		37,578

Building 2.1%

M.D.C. Holdings, Inc.	360,000	31,118
M/I Homes, Inc. (d)	623,000	34,334

		65,452

Capital Goods 10.7%

Acuity Brands, Inc.	940,000	29,892
Albany International Corp. ‘A’	850,000	29,886
ArvinMeritor, Inc.	1,440,000	32,213
Barnes Group, Inc.	749,000	19,856
Chicago Bridge & Iron Co. NV	420,500	16,820
Crane Co.	1,015,000	29,273
Harsco Corp.	552,000	30,768
Lancaster Colony Corp.	590,000	25,293
Lincoln Electric Holdings, Inc.	775,000	26,768
Regal-Beloit Corp. (d)	749,000	21,421
Sturm, Ruger & Co., Inc.	748,600	6,760
Tecumseh Products Co. ‘A’	581,000	27,772
Teleflex, Inc.	600,000	31,164

		327,886

Consumer Discretionary 12.0%

Bob Evans Farms, Inc.	1,099,000	28,728
Borders Group, Inc.	1,180,000	29,972
Brown Shoe Co., Inc.	780,000	23,267
Burlington Coat Factory Warehouse Corp.	784,000	17,797
Casey’s General Stores, Inc.	1,170,000	21,235
Cato Corp. ‘A’	1,026,000	29,569
Handleman Co.	1,117,000	23,993
Kellwood Co.	790,000	27,255
Landry’s Restaurants, Inc.	980,000	28,479
Libbey, Inc.	571,000	12,682
Maytag Corp. (d)	1,370,000	28,907
Owens & Minor, Inc.	1,000,000	28,170
Russell Corp.	1,240,000	24,155
United Auto Group, Inc.	1,000,000	29,590
World Fuel Services Corp.	340,000	16,932

		370,731

Consumer Services 3.0%

Banta Corp.	650,000	29,094
Intrawest Corp. (d)	1,500,000	34,485
Landauer, Inc.	320,000	14,624
McGrath Rentcorp	345,000	15,045

		93,248

Consumer Staples 7.1%

Adolph Coors Co. ‘B’ (d)	378,000	28,603
Corn Products International, Inc.	540,000	28,922
Fresh Del Monte Produce, Inc. (d)	977,300	28,938
John H. Harland Co.	820,000	29,602
Loews Corp. - Carolina Group	1,025,000	29,674
PepsiAmericas, Inc.	920,000	19,541
Ruddick Corp.	1,135,000	24,618
Universal Corp.	590,000	28,226

		218,124

Energy 10.4%

Arch Coal, Inc. (d)	820,000	29,143
Berry Petroleum Co. ‘A’	430,000	20,511
Cabot Oil & Gas Corp.	645,000	28,541
Frontier Oil Corp.	680,000	18,129
Holly Corp.	330,000	9,197
Massey Energy Co. (d)	900,000	31,455
National Fuel Gas Co.	1,000,000	28,340
Range Resources Corp.	1,620,000	33,145
St. Mary Land & Exploration Co.	730,000	30,470
Tidewater, Inc.	840,000	29,912
Vintage Petroleum, Inc.	1,480,000	33,581
Western Gas Resources, Inc.	960,000	28,080

		320,504

Financial & Business Services 18.1%

American Financial Group, Inc.	900,000	28,179
AmerUs Group Co.	632,000	28,630
Annaly Mortgage Management, Inc. (d)	1,450,000	28,449
BancorpSouth, Inc.	845,000	20,593
CBL & Associates Properties, Inc.	410,000	31,303
Commercial Federal Corp.	942,000	27,987
Delphi Financial Group, Inc. ‘A’	615,000	28,382
Equity One, Inc.	1,187,000	28,168
First Industrial Realty Trust, Inc.	685,000	27,900
Fremont General Corp.	1,200,000	30,216
Healthcare Realty Trust, Inc.	690,000	28,083
Hilb Rogal & Hobbs Co.	500,000	18,120
HRPT Properties Trust	2,269,000	29,111
Hudson United Bancorp.	718,000	28,275
LandAmerica Financial Group, Inc.	576,000	31,064
Nationwide Health Properties, Inc. (d)	1,200,000	28,500
New Plan Excel Realty Trust, Inc. (d)	1,020,000	27,622
Old National Bancorp	690,000	17,843
Shurgard Storage Centers, Inc. ‘A’	655,000	28,827
Susquehanna Bancshares, Inc.	595,000	14,845
Washington Federal, Inc.	1,000,000	26,540

		558,637

Healthcare 2.6%

Arrow International, Inc.	640,000	19,834
Invacare Corp.	628,000	29,051
Select Medical Corp.	1,830,000	32,208

		81,093

Materials & Processing 12.6%

Agnico-Eagle Mines Ltd. (a)(d)	2,100,000	28,875
Goldcorp, Inc. (d)	1,988,000	29,900
Lennox International, Inc.	1,430,000	29,101
Lubrizol Corp.	800,000	29,488
Methanex Corp.	1,820,000	33,233
Mueller Industries, Inc.	791,300	25,480
Potlatch Corp.	580,000	29,336
Precision Castparts Corp.	445,000	29,228
Quanex Corp.	340,000	23,314
Rock-Tenn Co. ‘A’	938,000	14,220
RPM International, Inc. (d)	1,580,000	31,063
Sensient Technologies Corp.	1,189,000	28,524
Universal Forest Products, Inc.	602,500	26,149
Valmont Industries, Inc.	104,900	2,634
York International Corp.	828,000	28,599

		389,144

Technology 0.5%

Methode Electronics, Inc.	1,196,300	15,372

Transportation 5.8%

Arkansas Best Corp.	710,000	31,872
Frontline Ltd. (d)	640,000	28,390
GATX Corp. (d)	910,000	26,900
Skywest, Inc.	1,680,000	33,701
Teekay Shipping Corp.	690,000	29,056
USF Corp.	745,000	28,273

		178,192

Utilities 8.6%

Atmos Energy Corp.	1,020,000	27,897
Cleco Corp.	1,350,000	27,351
Duquesne Light Holdings, Inc. (a)	855,100	16,119
Energen Corp.	513,000	30,241
Northwest Natural Gas Co.	620,000	20,919
Peoples Energy Corp. (d)	630,000	27,689
UGI Corp.	720,000	29,455
Vectren Corp.	1,040,000	27,872
Westar Energy, Inc.	1,240,000	28,359
WGL Holdings, Inc.	905,000	27,910

		263,812

Total Common Stocks (Cost $2,170,353)		2,919,773

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 12.7%

Collateral Invested for Securities on Loan (c) 7.4%

Bavaria TRR Corp.
2.325% due 01/05/2005	$5,000	4,997
2.334% due 01/06/2005	12,000	11,994
2.395% due 01/28/2005	2,000	1,996
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/27/2005	5,000	4,990
2.415% due 03/01/2005	5,000	4,970
Bear Stearns Cos., Inc.	86,000	86,000
Citigroup Global Markets, Inc.	30,000	30,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	6,000	6,000
CS First Boston USA, Inc.
2.023% due 07/08/2005 (b)	5,000	5,000
Davis Square Funding Corp.
2.309% due 01/05/2005	15,000	14,940
2.375% due 01/31/2005	8,000	7,983
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	10,000	10,000
2.348% due 06/09/2005 (b)	2,000	1,999
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	8,000	7,984
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Suntrust Bank
2.000% due 01/03/2005	335	335

		229,149

Repurchase Agreement 5.3%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $166,929. Repurchase proceeds are $163,665.)	163,639	163,639

Total Short-Term Instruments (Cost $392,875)		392,788

Total Investments 107.4% (Cost $2,563,228)		$3,312,561

Other Assets and Liabilities (Net) (7.4%)		(229,434)

Net Assets 100.0%		$3,083,127

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  21

Schedule of Investments (Cont.)

NFJ Small-Cap Value Fund

December 31, 2004 (Unaudited)

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $220,479; cash collateral of $228,857 was received with which the Fund purchased securities.

22  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 97.2%

Capital Goods 8.9%

General Electric Co.	93,600	$3,416
Honeywell International, Inc.	51,700	1,831
Tyco International Ltd.	62,500	2,234

		7,481

Communications 1.4%

Verizon Communications, Inc. (a)	28,800	1,167

Consumer Discretionary 5.8%

CVS Corp. (a)(d)	36,600	1,650
Home Depot, Inc. (d)	29,700	1,269
May Department Stores Co. (d)	14,300	420
Wal-Mart Stores, Inc.	29,500	1,558

		4,897

Consumer Services 7.9%

Advance America Cash Advance Centers, Inc. (a)(d)	5,300	121
Carnival Corp.	25,000	1,441
Cendant Corp.	70,000	1,637
Comcast Corp. ‘A’	45,500	1,494
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	9,600	561
Viacom, Inc. ‘B’	40,100	1,459

		6,713

Consumer Staples 5.8%

Altria Group, Inc.	37,500	2,291
Coca-Cola Co.	8,000	333
Kellogg Co.	28,700	1,282
Procter & Gamble Co. (a)(d)	18,100	997

		4,903

Energy 8.2%

BP PLC SP - ADR	22,500	1,314
ChevronTexaco Corp.	22,400	1,176
Kinder Morgan, Inc. (a)	19,900	1,455
National-Oilwell, Inc. (a)(d)	12,600	445
Royal Dutch Petroleum Co. (a)	17,500	1,004
Schlumberger Ltd.	23,000	1,540

		6,934

Financial & Business Services 23.0%

ACE Ltd.	34,800	1,488
American Express Co. (a)	27,300	1,539
American International Group, Inc.	23,600	1,550
Bank of America Corp.	56,200	2,641
Boston Properties, Inc.	9,700	627
Citigroup, Inc. (a)	50,000	2,409
Countrywide Financial Corp. (a)	19,800	733
Goldman Sachs Group, Inc. (d)	12,600	1,311
J.P. Morgan Chase & Co. (a)	55,000	2,146
MBNA Corp.	47,500	1,339
Morgan Stanley Dean Witter & Co. (a)	20,000	1,110
PMI Group, Inc.	10,200	426
State Street Corp.	23,100	1,135
Vornado Realty Trust (a)	13,300	1,012

		19,466

Healthcare 15.5%

Allergan, Inc.	11,900	965
Amgen, Inc. (a)	10,500	674
Baxter International, Inc.	29,000	1,002
Caremark Rx, Inc. (a)	46,900	1,849
Guidant Corp.	25,000	1,802
HCA, Inc.	11,500	460
Medtronic, Inc. (a)	27,800	1,381
Pfizer, Inc.	56,500	1,519
Teva Pharmaceutical Industries Ltd. SP - ADR	50,300	1,502
Varian Medical Systems, Inc. (a)	27,500	1,189
Zimmer Holdings, Inc. (a)	9,700	777

		13,120

Materials & Processing 4.4%

Alcoa, Inc. (a)	14,000	440
Dow Chemical Co.	17,400	861
Freeport-McMoran Copper & Gold, Inc. ‘B’ (d)	27,000	1,032
Masco Corp. (a)	33,300	1,216
Vulcan Materials Co. (a)	3,200	175

		3,724

Technology 13.7%

Affiliated Computer Services, Inc. ‘A’ (a)(d)	24,900	1,499
Cisco Systems, Inc. (a)	75,000	1,447
Dell, Inc. (a)	30,800	1,298
Emerson Electric Co.	6,900	484
International Business Machines Corp.	15,300	1,508
Mercury Interactive Corp. (a)	4,100	187
Microsoft Corp.	75,000	2,003
National Semiconductor Corp.	30,700	551
Nokia Corp. SP - ADR (a)	74,100	1,161
SAP AG SP - ADR (a)	32,600	1,441

		11,579

Transportation 0.8%

United Parcel Service, Inc. ‘B’ (a)	7,600	649

Utilities 1.8%

Dominion Resources, Inc.	14,200	962
Exelon Corp.	13,400	591

		1,553

Total Common Stocks (Cost $70,750)		82,186

CONVERTIBLE PREFERRED STOCK 1.3%

Goldman Sachs Group, Inc.
5.625% due 03/21/2005	46,970	1,129

Total Convertible Preferred Stock (Cost $1,290)		1,129

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.1%

Collateral Invested for Securities on Loan (c) 9.6%

Bavaria Universal Funding Corp.
2.414% due 03/01/2005	$1,000	994
Bear Stearns Cos., Inc.	3,000	3,000
Citigroup Global Markets, Inc.	1,000	1,000
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
Suntrust Bank
2.000% due 01/03/2005	99	99

		8,092

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 2.150% due 10/28/2005 valued at $1,267. Repurchase proceeds are $1,241.)	1,241	1,241

Total Short-Term Instruments (Cost $9,335)		9,333

Total Investments 109.6% (Cost $81,375)		$92,648

Other Assets and Liabilities (Net) (9.6%)		(8,100)

Net Assets 100.0%		$84,548

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities loans.
(d)	Portion of securities on loan with an aggregate market value of $7,855; cash collateral of $8,078 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  23

Schedule of Investments

PEA Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 98.9%

Capital Goods 10.2%

General Electric Co. (a)	730,000	$26,645
Honeywell International, Inc. (d)	270,000	9,561
Illinois Tool Works, Inc. (a)(d)	155,000	14,365
Tyco International Ltd.	643,000	22,981

		73,552

Consumer Discretionary 10.7%

Best Buy Co., Inc. (d)	245,000	14,558
CDW Corp. (a)	110,000	7,298
CVS Corp. (d)	215,000	9,690
Home Depot, Inc. (d)	520,000	22,225
Kohl’s Corp. (a)	150,000	7,375
Wal-Mart Stores, Inc.	290,000	15,318

		76,464

Consumer Services 9.1%

Carnival Corp. (d)	360,000	20,747
Comcast Corp. ‘A’ (a)(d)	250,000	8,210
International Game Technology (d)	247,000	8,492
Starwood Hotels & Resorts Worldwide, Inc. ‘B’ (d)	335,000	19,564
Viacom, Inc. ‘B’	230,000	8,370

		65,383

Consumer Staples 2.6%

Procter & Gamble Co.	345,000	19,003

Energy 2.4%

Schlumberger Ltd. (d)	255,000	17,072

Environmental Services 1.2%

Waste Management, Inc.	280,000	8,383

Financial & Business Services 10.1%

American International Group, Inc.	250,000	16,418
Citigroup, Inc.	310,000	14,936
Franklin Resources, Inc.	165,000	11,492
MBNA Corp.	318,000	8,964
Merrill Lynch & Co., Inc.	198,100	11,840
MGIC Investment Corp.	125,000	8,614

		72,264

Healthcare 22.6%

Alcon, Inc.	115,000	9,269
Amgen, Inc. (a)	260,000	16,679
Caremark Rx, Inc. (a)	401,000	15,811
Gilead Sciences, Inc. (a)	288,000	10,077
Guidant Corp.	150,000	10,815
Pfizer, Inc.	750,000	20,168
St. Jude Medical, Inc. (a)	176,000	7,380
Stryker Corp. (d)	320,000	15,440
Teva Pharmaceutical Industries Ltd. SP - ADR	630,000	18,812
UnitedHealth Group, Inc. (a)	230,000	20,247
Varian Medical Systems, Inc. (a)(d)	190,000	8,216
Zimmer Holdings, Inc. (a)	115,000	9,214

		162,128

Materials & Processing 1.2%

E.I. du Pont de Nemours & Co. (a)	180,000	8,829

Technology 27.9%

Altera Corp. (a)(d)	90,000	1,863
Cisco Systems, Inc. (a)	950,000	18,335
Computer Associates International, Inc.	8,956	267
Corning, Inc. (a)(d)	625,000	7,356
Dell, Inc. (a)	389,300	16,405
eBay, Inc. (a)(d)	155,000	18,023
EMC Corp. (a)	960,000	14,275
IAC/InterActiveCorp. (a)	300,000	8,286
Intel Corp. (d)	878,000	20,536
International Business Machines Corp.	95,000	9,365
Juniper Networks, Inc. (a)	460,000	12,507
Marvell Technology Group Ltd. (a)	235,000	8,335
Maxim Integrated Products, Inc. (d)	130,000	5,511
Mercury Interactive Corp. (a)(d)	240,000	10,932
Microsoft Corp.	900,000	24,039
Oracle Corp. (a)	555,000	7,615
SAP AG SP - ADR (a)	165,000	7,295
VERITAS Software Corp. (a)	315,000	8,993

		199,938

Transportation 0.9%

United Parcel Service, Inc. ‘B’	75,000	6,410

Total Common Stocks (Cost $554,114)		709,426

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 17.5%

Collateral Invested for Securities on Loan (c) 15.9%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.334% due 01/06/2005	1,000	999
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	2,000	1,996
Bear Stearns Cos., Inc.	8,000	8,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	11,000	11,013
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	8,000	8,000
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	2,000	1,992
2.375% due 01/31/2005	8,000	7,983
Fannie Mae
2.270% due 06/03/2005 (b)	5,000	5,001
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	2,000	2,000
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	1,000	1,000
K2 LLC
2.393% due 09/15/2005 (b)	10,000	9,999
Lakeside Funding LLC
2.410% due 01/10/2005	1,000	1,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	5,000	4,998
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	4,000	3,992
Sierra Madre Funding Corp.
2.101% due 01/19/2005	2,000	1,989
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	10,000	9,999
Suntrust Bank
2.000% due 01/03/2005	618	618

		114,597

Repurchase Agreement 1.6%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 4.375% due 07/17/2013 valued at $11,756. Repurchase proceeds are $11,527.)	11,525	11,525

Total Short-Term Instruments (Cost $126,130)		126,122

Total Investments 116.4% (Cost $680,244)		$835,548

Written Options (e) 0.00% (Premiums $219)		(246)

Other Assets and Liabilities (Net) (16.4%)		(117,428)

Net Assets 100.0%		$717,874

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $110,920; cash collateral of $114,548 was received with which the Fund purchased securities.
(e)	Premiums received on written options:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOE Ebay, Inc.	$130.000	01/22/2005	500	$66	$20
Call - CBOE Illinois tool works, Inc.	100.000	01/22/2005	500	49	5
Call - CBOE Unitedhealth Group, Inc.	85.000	01/22/2005	500	86	210
Call - PHIX Zimmer holdings, Inc.	90.000	03/19/2005	125	18	11

				$219	$246

24  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Renaissance Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.8%

Aerospace 0.0%

Empresa Brasileira de Aeronautica S.A. SP - ADR (d)	50,000	$1,672

Capital Goods 7.3%

ArvinMeritor, Inc.	3,200,800	71,602
Bombardier, Inc. ‘B’ (d)	43,050,800	85,516
Cooper Tire & Rubber Co.	4,145,000	89,325
Flowserve Corp. (a)	507,300	13,971
Trinity Industries, Inc. (a)	192,900	6,574
Tyco International Ltd. (d)	4,029,800	144,025
Visteon Corp.	7,787,300	76,082

		487,095

Communications 1.0%

Hutchison Telecommunications International Ltd. SP - ADR (a)(d)	1,868,800	25,322
IDT Corp. ‘B’ (a)(d)	2,751,700	42,596

		67,918

Consumer Discretionary 7.6%

AnnTaylor Stores Corp. (a)	910,000	19,592
Blockbuster, Inc. ‘A’ (a)(d)	1,450,000	13,833
Hollywood Entertainment Corp. (a)	1,350,000	17,671
J.C. Penney Co., Inc. (d)	2,976,800	123,240
Knoll, Inc. (a)	372,200	6,513
Navistar International Corp. (a)	6,359,500	279,691
Payless Shoesource, Inc. (a)	3,905,000	48,031

		508,571

Consumer Services 6.4%

Liberty Media Corp. ‘A’ (a)	9,180,281	100,799
Liberty Media International, Inc. ‘A’ (a)(d)	1,419,694	65,632
United Rentals, Inc. (a)(d)	5,045,700	95,364
UnitedGlobalCom, Inc. ‘A’ (a)(d)	17,518,860	169,232

		431,027

Consumer Staples 4.1%

Loews Corp. - Carolina Group	2,857,363	82,721
Safeway, Inc. (a)(d)	4,817,600	95,099
Smithfield Foods, Inc. (a)	3,125,600	92,487

		270,307

Energy 0.2%

Foundation Coal Holdings, Inc. (a)(d)	278,300	6,418
YUKOS SP - ADR (a)(d)	1,968,500	5,906

		12,324

Environmental Services 1.1%

Allied Waste Industries, Inc. (a)(d)	7,870,900	73,042

Financial & Business Services 17.9%

American Equity Investment Life Holding Co. (d)	2,304,600	24,821
AmeriCredit Corp. (a)(d)	6,993,600	170,994
AON Corp. (a)	3,810,000	90,907
BearingPoint, Inc. (a)	8,800,000	70,664
CIT Group, Inc.	2,121,600	97,212
CNA Financial Corp. (a)	40,000	1,068
Conseco, Inc. (a)(d)	1,239,500	24,728
Fairfax Financial Holdings Ltd. (a)(d)	15,850	2,675
Fannie Mae (d)	4,657,300	331,646
Freddie Mac	880,000	64,856
J.P. Morgan Chase & Co.	4,956,800	193,365
Loews Corp.	147,900	10,397
Old Republic International Corp.	925,000	23,403
PMI Group, Inc. (d)	994,700	41,529
Scottish Re Group Ltd. (d)	1,527,500	39,562
UnumProvident Corp.	10,640	191

		1,188,018

Healthcare 1.4%

Tenet Healthcare Corp. (a)	8,695,000	95,471

Materials & Processing 12.0%

Abitibi-Consolidated, Inc. (d)	14,019,200	96,648
Alcan, Inc. (d)	1,609,600	78,935
Bowater, Inc. (d)	5,173,300	227,470
Crompton Corp.	6,771,385	79,902
FMC Corp. (a)	1,010,400	48,802
Lyondell Chemical Co. (d)	2,059,915	59,573
Mosaic Co. (a)(d)	1,189,500	19,413
Olin Corp. (d)	3,256,200	71,702
Smurfit-Stone Container Corp. (a)	905,000	16,905
Solutia, Inc. (a)(d)	2,897,000	3,389
Tembec, Inc. (a)	5,941,600	35,754
Timken Co.	2,477,700	64,470

		802,963

Technology 10.5%

Arrow Electronics, Inc. (a)(d)	3,298,800	80,161
Avnet, Inc. (a)	5,217,600	95,169
Celestica, Inc. (a)	900,100	12,700
Kulicke & Soffa Industries, Inc. (a)(d)	2,882,700	24,849
Micron Technology, Inc. (a)	4,302,972	53,142
Sanmina-SCI Corp. (a)	31,141,086	263,765
Solectron Corp. (a)(d)	25,294,300	134,819
Take-Two Interactive Software, Inc. (a)	97,300	3,385
Teradyne, Inc. (a)(d)	1,628,600	27,800
UTStarcom, Inc. (a)(d)	250,000	5,538

		701,328

Transportation 5.2%

AMR Corp. (a)(d)	8,156,100	89,309
CSX Corp. (d)	2,401,500	96,252
Delta Air Lines, Inc. (a)	3,500,000	26,180
Swift Transportation Co., Inc. (a)(d)	6,314,800	135,642

		347,383

Utilities 6.1%

AES Corp. (a)	3,666,600	50,122
Allegheny Energy, Inc. (a)(d)	4,655,500	91,760
Reliant Energy, Inc. (a)(d)	19,318,700	263,700

		405,582

Total Common Stocks (Cost $4,188,780)		5,392,701

EXCHANGE-TRADED FUNDS 4.1%

Index Funds 4.1%

iShares Russell 1000 Value Index Fund (d)	1,280,000	84,953
iShares S&P 500-BARRA Value Index Fund (d)	877,800	55,196
SPDR Trust (d)	1,080,000	130,540

Total Exchange-Traded Funds (Cost $241,005)		270,689

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.2%

Industrials 0.2%

Micron Technology, Inc.
2.500% due 02/01/2010 (d)	$9,320	11,068

Total Convertible Bonds & Notes (Cost $9,320)		11,068

CORPORATE BONDS & NOTES 0.1%

Banking & Finance 0.1%

BearingPoint, Inc.
2.500% due 12/15/2024 (d)	2,320	2,451
2.750% due 12/15/2024	2,320	2,459

		4,910

Industrials 0.0%

Delta Air Lines, Inc.
8.000% due 06/03/2023	3,000	1,991
2.875% due 02/18/2024 (d)	2,000	1,378

		3,369

Total Corporate Bonds & Notes (Cost $7,950)		8,279

	Shares

SHORT-TERM INSTRUMENTS 27.3%

Collateral Invested for Securities on Loan (c) 12.3%

Allianz Dresdner Daily Asset Fund (e)	20,000,000	20,000

	Principal Amount (000s)

American Express Credit Corp.
2.381% due 08/19/2005 (b)	$3,000	3,003
Bavaria TRR Corp.
2.325% due 01/05/2005	10,000	9,994
2.334% due 01/06/2005	20,000	19,991
2.401% due 01/06/2005	24,000	23,989
2.404% due 01/24/2005	16,510	16,481
2.395% due 01/28/2005	40,000	39,918
Bavaria Universal Funding Corp.
2.255% due 01/04/2005	5,000	4,989
2.355% due 01/10/2005	10,000	9,980
2.375% due 01/18/2005	11,858	11,831
2.375% due 01/27/2005	22,000	21,956
2.415% due 03/01/2005	3,250	3,230
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	106,000	106,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	20,000	20,023
CIT Group, Inc.
2.151% due 07/29/2005 (b)	6,000	6,028
Citigroup Global Markets, Inc.	126,500	126,500
Countrywide Home Loans, Inc.
2.528% due 11/30/2005 (b)	10,000	10,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
2.023% due 07/08/2005 (b)	5,500	5,500
Davis Square Funding Corp.
2.309% due 01/05/2005	31,000	30,875
2.375% due 01/31/2005	20,000	19,957
Dorada Finance, Inc.
2.309% due 03/15/2005 (b)	4,500	4,503
Fannie Mae
2.270% due 06/03/2005 (b)	25,000	25,007
GE Commercial Equipment Financing Corp.
2.385% due 11/20/2005 (b)	4,097	4,096
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	39,000	39,008
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	50,000	49,995
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	10,000	9,998
J.P. Morgan Chase & Co.
2.358% due 02/24/2005 (b)	9,000	9,026
K2 LLC
2.393% due 09/15/2005 (b)	20,000	19,998

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  25

Schedule of Investments (Cont.)

PEA Renaissance Fund

December 31, 2004 (Unaudited)

	Principal Amount (000s)	Value (000s)
Lake Constance Funding LLC
2.345% due 01/18/2005	$7,000	$6,984
Lakeside Funding LLC
2.410% due 01/10/2005	5,000	5,000
Natexis Banques Populaires
2.050% due 02/02/2005	50,000	50,000
2.348% due 06/09/2005 (b)	15,000	14,995
2.393% due 08/16/2005 (b)	18,000	17,995
Park Granada LLC
2.367% due 01/31/2005	1,000	997
Sheffield Receivables Corp.
2.345% due 01/13/2005	10,000	9,980
Sierra Madre Funding Corp.
2.101% due 01/19/2005	16,000	15,916
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
2.403% due 09/15/2005 (b)	5,000	4,999
Suntrust Bank
1.999% due 01/03/2005	101	101

		822,850

Repurchase Agreement 15.0%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Federal Home Loan Bank 1.500% - 4.125% due 01/14/2005 - 04/02/2018 valued $367,229 and Fannie Mae 0.000% - 6.250% due 01/02/2005 - 02/01/2011 valued at $655,267. Repurchase proceeds are $1,002,485.)	1,002,326	1,002,326

Total Short-Term Instruments (Cost $1,825,352)		1,825,176

Total Investments 112.5% (Cost $6,272,407)		$7,507,913

Other Assets and Liabilities (Net) (12.5%)		(834,628)

Net Assets 100.0%		$6,673,285

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $784,641; cash collateral of $821,975 was received with which the Fund purchased securities.
(e)	The Fund is investing in shares of an affiliated Fund.

26  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

PEA Value Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 80.3%

Aerospace 4.5%

Boeing Co.	3,062,300	$158,535

Capital Goods 10.7%

ABB Ltd. (a)	10,300,000	57,887
General Electric Co.	3,350,800	122,304
Honeywell International, Inc.	3,240,000	114,728
Tyco International Ltd. (d)	2,442,100	87,281

		382,200

Communications 0.2%

Nextel Communications, Inc. ‘A’ (a)	280,000	8,400

Consumer Discretionary 4.8%

J.C. Penney Co., Inc.	1,779,100	73,655
Navistar International Corp. (a)	850,300	37,396
Sony Corp.	1,487,700	58,087

		169,138

Consumer Services 4.9%

Liberty Media Corp. ‘A’ (a)	15,627,599	171,591
Time Warner, Inc. (a)(d)	120,000	2,333

		173,924

Consumer Staples 8.9%

Altria Group, Inc.	3,045,000	186,050
Cadbury Schweppes PLC (a)	2,600,000	24,207
Safeway, Inc. (a)	5,402,600	106,647

		316,904

Energy 0.1%

YUKOS SP - ADR (a)(d)	1,065,400	3,196

Environmental Services 1.5%

Waste Management, Inc.	1,740,000	52,096

Financial & Business Services 28.6%

Bank of America Corp.	2,782,214	130,736
Citigroup, Inc.	3,580,000	172,484
Fannie Mae (d)	2,692,200	191,712
Freddie Mac	2,338,600	172,355
Genworth Financial, Inc. ‘A’	1,774,200	47,903
J.P. Morgan Chase & Co.	4,073,200	158,896
Lehman Brothers Holdings, Inc. (d)	130,000	11,372
Merrill Lynch & Co., Inc. (d)	1,750,000	104,598
Prudential Financial, Inc.	230,000	12,641
St. Paul Travelers Cos., Inc.	350,583	12,996

		1,015,693

Healthcare 4.5%

Bristol-Myers Squibb Co.	40,000	1,025
Merck & Co., Inc. (d)	1,110,000	35,675
Schering-Plough Corp.	5,957,300	124,389

		161,089

Materials & Processing 3.0%

Abitibi-Consolidated, Inc.	5,638,700	38,873
Alcan, Inc. (d)	1,168,316	57,294
Alcoa, Inc. (a)	100,000	3,142
International Paper Co. (d)	170,000	7,140

		106,449

Technology 8.3%

Avnet, Inc. (a)	1,596,100	29,113
Electronic Data Systems Corp. (d)	1,280,000	29,568
Hewlett-Packard Co. (d)	4,558,000	95,581
Micron Technology, Inc. (a)(d)	2,739,077	33,828
Nokia Corp. SP - ADR (a)(d)	100,000	1,567
Sanmina-SCI Corp. (a)	9,228,500	78,165
Teradyne, Inc. (a)	1,500,900	25,620

		293,442

Utilities 0.3%

Korea Electric Power Corp. (a)	447,000	11,560

Total Common Stocks (Cost $2,463,260)		2,852,626

EXCHANGE-TRADED FUNDS 4.3%

Index Funds 4.3%

iShares Russell 1000 Value Index Fund (d)	1,730,000	114,820
SPDR Trust (d)	327,000	39,525

Total Exchange-Traded Funds (Cost $134,089)		154,345

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.3%

Industrials 0.3%

Micron Technology, Inc.
2.500% due 02/01/2010 (a)(d)	$2,760	3,277
Tyco International Group S.A.
2.750% due 01/15/2018 (a)	3,000	4,770
3.125% due 01/15/2023 (a)	1,500	2,528

Total Convertible Bonds & Notes (Cost $7,260)		10,575

SHORT-TERM INSTRUMENTS 21.8%

Collateral Invested for Securities on Loan (c) 7.1%

Bavaria TRR Corp.
2.334% due 01/06/2005	8,000	7,996
2.401% due 01/06/2005	20,000	19,991
2.404% due 01/20/2005	10,200	10,185
2.395% due 01/28/2005	33,000	32,932
Bavaria Universal Funding Corp.
2.375% due 01/18/2005	3,424	3,416
2.375% due 01/27/2005	20,000	19,960
Bayerische Landesbank NY
2.407% due 11/23/2005 (b)	1,000	1,000
Bear Stearns Cos., Inc.	11,500	11,500
CC USA, Inc.
2.308% due 07/05/2005 (b)	10,000	10,012
CIT Group, Inc.
2.151% due 07/29/2005 (b)	5,000	5,023
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	3,000	3,009
Davis Square Funding Corp.
2.375% due 01/31/2005	5,000	4,989
2.023% due 07/08/2005 (b)	5,000	5,000
Goldman Sachs Group LP
2.392% due 09/15/2005 (b)	20,000	20,004
Harrier Finance Funding LLC
2.393% due 12/15/2005 (b)	25,000	24,998
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
K2 LLC
2.393% due 09/15/2005 (b)	15,000	14,998
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Lakeside Funding LLC
2.410% due 01/10/2005	3,000	3,000
Natexis Banques Populaires
2.050% due 02/02/2005	5,000	5,000
2.348% due 06/09/2005 (b)	10,000	9,997
2.393% due 08/16/2005 (b)	10,000	9,997
Sheffield Receivables Corp.
2.345% due 01/13/2005	1,000	998
Sigma Finance, Inc.
2.281% due 08/15/2005 (b)	20,000	19,998
Suntrust Bank
2.000% due 01/03/2005	499	499

		251,496

Repurchase Agreement 14.7%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 3.000% - 6.250% due 02/15/2008 - 07/15/2032 valued at $508,770 and Federal Home Loan Bank 3.040% due 04/02/2018 valued at $24,483. Repurchase proceeds are $522,839.)	522,756	522,756

Total Short-Term Instruments (Cost $774,262)		774,252

Total Investments (e) 106.7% (Cost $3,378,871)		$3,791,798

Other Assets and Liabilities (Net) (6.7%)		(239,720)

Net Assets 100.0%		$3,552,078

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $244,412; cash collateral of $251,417 was received with which the Fund purchased securities.
(e)	Securities with an aggregate value of $151,741, which represents 4.27% of net assets, have been fair valued in good faith pursuant to guidelines established by the Board of Trustees.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  27

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 95.9%

Aerospace 1.1%

United Technologies Corp.	56,500	$5,839

Capital Goods 7.9%

Danaher Corp.	140,500	8,066
General Electric Co.	653,000	23,834
Tyco International Ltd.	306,200	10,944

		42,844

Consumer Discretionary 9.7%

Coach, Inc. (a)	120,900	6,819
J.C. Penney Co., Inc. (a)(d)	231,200	9,572
Lowe’s Cos., Inc. (a)	116,800	6,726
Nike, Inc. ‘B’	130,300	11,817
Starbucks Corp. (a)(d)	145,500	9,073
Walgreen Co.	239,900	9,205

		53,212

Consumer Services 5.6%

Carnival Corp. (d)	249,700	14,390
News Corp. ‘A’ (a)(d)	592,600	11,058
Univision Communications, Inc. ‘A’ (a)	184,100	5,389

		30,837

Consumer Staples 6.7%

Avon Products, Inc.	137,400	5,317
Gillette Co. (a)	216,300	9,686
PepsiCo, Inc.	178,800	9,333
Procter & Gamble Co.	225,500	12,421

		36,757

Energy 7.0%

Apache Corp.	130,500	6,599
Exxon Mobil Corp.	183,100	9,386
Noble Corp. (a)	156,100	7,764
Schlumberger Ltd.	102,000	6,829
Smith International, Inc. (a)	136,500	7,427

		38,005

Financial & Business Services 13.2%

AFLAC, Inc.	142,800	5,689
Citigroup, Inc.	339,400	16,352
Franklin Resources, Inc.	189,000	13,164
Golden West Financial Corp.	156,200	9,594
Merrill Lynch & Co., Inc.	222,400	13,293
Willis Group Holdings Ltd.	133,100	5,480
Zions Bancorporation (a)	120,500	8,198

		71,770

Healthcare 17.9%

Abbott Laboratories (a)	345,700	16,127
Aetna, Inc.	73,100	9,119
Amgen, Inc. (a)(d)	103,800	6,659
Biogen Idec, Inc. (a)(d)	178,500	11,890
Gilead Sciences, Inc. (a)	266,600	9,328
IVAX Corp. (a)	251,600	3,980
Johnson & Johnson	167,800	10,642
Medtronic, Inc.	216,200	10,739
Novartis AG SP - ADR (a)	215,400	10,886
UnitedHealth Group, Inc. (a)	96,800	8,521

		97,891

Technology 23.0%

Apple Computer, Inc. (a)	102,000	6,569
Autodesk, Inc.	131,300	4,983
Broadcom Corp. ‘A’ (a)	286,300	9,242
Dell, Inc. (a)	250,900	10,573
eBay, Inc. (a)(d)	42,700	4,965
Juniper Networks, Inc. (a)	330,300	8,981
Lucent Technologies, Inc. - Warrants Exp. 12/10/2007 (a)(e)	490	1
Marvell Technology Group Ltd. (a)	299,100	10,609
Microsoft Corp.	291,000	7,773
Motorola, Inc.	461,900	7,945
NCR Corp. (a)	134,100	9,284
Oracle Corp. (a)(d)	944,500	12,959
QUALCOMM, Inc.	150,600	6,385
Symantec Corp. (a)	373,000	9,608
Yahoo!, Inc. (a)(d)	414,600	15,622

		125,499

Transportation 3.8%

FedEx Corp. (d)	77,900	7,672
United Parcel Service, Inc. ‘B’	150,500	12,862

		20,534

Total Common Stocks (Cost $456,500)		523,188

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 16.5%

Collateral Invested for Securities on Loan (c) 15.0%

Bavaria TRR Corp.
2.325% due 01/05/2005	$2,000	1,999
2.401% due 01/06/2005	4,000	3,998
Bear Stearns Cos., Inc.	20,000	20,000
CC USA, Inc.
2.308% due 07/05/2005 (b)	2,000	2,002
CIT Group, Inc.
2.151% due 07/29/2005 (b)	3,000	3,014
Citigroup Global Markets, Inc.	4,000	4,000
CS First Boston USA, Inc.
2.383% due 07/05/2005 (b)	2,000	2,006
Davis Square Funding Corp.
2.309% due 01/05/2005	5,000	4,980
Goldman Sachs Group LP
2.393% due 09/15/2005 (b)	15,000	15,003
Irish Life & Permanent PLC
2.431% due 11/21/2005 (b)	5,000	4,999
Lake Constance Funding LLC
2.345% due 01/18/2005	2,000	1,995
Natexis Banques Populaires
2.348% due 06/09/2005 (b)	2,000	1,999
2.393% due 08/16/2005 (b)	3,000	2,999
Park Granada LLC
2.367% due 01/31/2005	10,000	9,970
Sheffield Receivables Corp.
2.345% due 01/13/2005	3,000	2,994
Suntrust Bank
1.999% due 01/03/2005	129	130

		82,088

Repurchase Agreement 1.5%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Fannie Mae 5.250% due 01/15/2009 valued at $8,104. Repurchase proceeds are $7,944.)	7,943	7,943

Total Short-Term Instruments (Cost $90,047)		90,031

Total Investments 112.4% (Cost $546,547)		$613,219

Other Assets and Liabilities (Net) (12.4%)		(67,460)

Net Assets 100.0%		$545,759

Notes to Schedule of Investments

(amounts in thousands, except per share amounts):

(a)	Non-income producing security.
(b)	Variable rate security.
(c)	Securities purchased with the cash proceeds from securities on loans.
(d)	Portion of securities on loan with an aggregate market value of $78,993; cash collateral of $81,991 was received with which the Fund purchased securities.
(e)	The warrants entitle the Fund to purchase 1 share of Lucent Technologies, Inc. for every warrant held at $2.750 until December 10, 2007.

28  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2004 (Unaudited)

	Shares	Value (000s)
COMMON STOCKS 99.4%

Aerospace 1.9%

Goodrich Corp.	88,350	$2,884

Building 0.2%

Pulte Homes, Inc. (a)	4,950	316

Capital Goods 4.9%

Cintas Corp. (a)	51,650	2,265
Danaher Corp.	25,700	1,475
Ingersoll-Rand Co. ‘A’	45,200	3,630

		7,370

Communications 3.0%

Amdocs Ltd. (a)	74,500	1,956
Nextel Partners, Inc. ‘A’ (a)	127,500	2,491

		4,447

Consumer Discretionary 13.4%

Bed Bath & Beyond, Inc. (a)	46,800	1,864
Cheesecake Factory, Inc. (a)	52,050	1,690
Coach, Inc. (a)	9,550	539
Harman International Industries, Inc.	4,600	584
J.C. Penney Co., Inc.	67,700	2,803
Marvel Enterprises, Inc. (a)(b)	85,500	1,751
PETsMART, Inc.	44,700	1,588
Polo Ralph Lauren Corp. ‘A’	10,100	430
RadioShack Corp.	71,800	2,361
Regis Corp.	22,000	1,015
Staples, Inc. (a)	69,640	2,348
TJX Cos., Inc. (b)	55,000	1,382
Williams-Sonoma, Inc. (a)	51,000	1,787

		20,142

Consumer Services 9.4%

Career Education Corp. (a)(b)	34,100	1,364
Corporate Executive Board Co.	6,900	462
Cox Radio, Inc. ‘A’ (a)	50,200	827
Entercom Communications Corp. (a)	22,000	790
Hilton Hotels Corp.	143,600	3,265
Robert Half International, Inc.	10,400	306
Royal Caribbean Cruises Ltd.	52,900	2,880
Starwood Hotels & Resorts Worldwide, Inc. ‘B’	58,550	3,419
Univision Communications, Inc. ‘A’ (a)	16,200	474
Westwood One, Inc. (a)	11,200	302

		14,089

Consumer Staples 1.3%

Constellation Brands, Inc. ‘A’ (a)	7,300	340
Estee Lauder Cos., Inc. ‘A’	35,500	1,625

		1,965

Energy 3.4%

BJ Services Co. (b)	7,500	349
Nabors Industries Ltd. (a)	7,500	385
Noble Corp. (a)	28,500	1,418
Smith International, Inc. (a)	18,600	1,012
Ultra Petroleum Corp. (a)	4,850	233
Weatherford International Ltd. (a)	25,200	1,293
XTO Energy, Inc.	10,900	386

		5,076

Financial & Business Services 9.1%

Ameritrade Holding Corp. (a)	146,700	2,086
CapitalSource, Inc. (a)(b)	87,150	2,237
City National Corp.	29,800	2,105
Fidelity National Financial, Inc.	5,800	265
Franklin Resources, Inc.	33,200	2,312
Mellon Financial Corp.	11,250	350
RenaissanceRe Holdings Ltd.	4,750	247
SEI Investments Co.	39,450	1,654
Willis Group Holdings Ltd.	7,450	307
Zions Bancorporation	30,750	2,092

		13,655

Healthcare 17.1%

Aetna, Inc.	3,450	430
Amylin Pharmaceuticals, Inc. (a)	58,550	1,368
Biomet, Inc.	34,950	1,517
C.R. Bard, Inc.	5,550	355
Caremark Rx, Inc. (a)	30,400	1,199
Community Health Systems, Inc. (a)	38,300	1,068
Covance, Inc. (a)	7,120	276
Cytyc Corp. (a)	75,100	2,071
Elan Corp. PLC SP - ADR (a)(b)	91,500	2,493
Gen-Probe, Inc. (a)	47,400	2,143
IVAX Corp. (a)	117,900	1,865
Kinetic Concepts, Inc. (a)	31,750	2,423
Medicines Co. (a)(b)	29,600	852
Mylan Laboratories, Inc. (b)	16,990	300
Nektar Therapeutics, Inc. (a)	14,100	285
Neurocrine Biosciences, Inc. (a)	18,100	892
OSI Pharmaceuticals, Inc. (a)	20,300	1,519
PacifiCare Health Systems, Inc. (a)	33,580	1,898
Pharmion Corp. (a)(b)	17,800	751
United Therapeutics Corp. (a)	22,950	1,036
Varian Medical Systems, Inc. (a)	13,000	562
WellPoint, Inc. (a)	3,300	380

		25,683

Materials & Processing 4.8%

Air Products & Chemicals, Inc.	43,500	2,522
American Standard Cos., Inc. (a)	68,700	2,839
Rohm & Haas Co.	42,050	1,860

		7,221

Technology 29.6%

Advanced Micro Devices, Inc. (a)(b)	153,800	3,387
Affiliated Computer Services, Inc. ‘A’ (a)(b)	28,000	1,685
Apple Computer, Inc. (a)	42,700	2,750
Ask Jeeves, Inc. (a)	51,200	1,370
ATI Technologies, Inc. (a)	47,700	925
Broadcom Corp. ‘A’ (a)	76,000	2,453
Citrix Systems, Inc. (a)	38,700	949
Comverse Technology, Inc. (a)	89,100	2,179
Corning, Inc. (a)	160,700	1,891
Diebold, Inc.	50,100	2,792
F5 Networks, Inc. (a)	30,500	1,486
Fiserv, Inc. (a)	6,900	277
Fisher Scientific International, Inc. (a)	29,890	1,865
Juniper Networks, Inc. (a)	11,300	307
KLA-Tencor Corp. (a)	21,450	999
Linear Technology Corp.	10,000	388
Macromedia, Inc. (a)	10,200	317
Marvell Technology Group Ltd. (a)	56,500	2,004
McAfee, Inc. (a)	83,750	2,423
Mercury Interactive Corp. (a)	48,400	2,205
Microchip Technology, Inc.	42,400	1,130
Molex, Inc. ‘A’	12,500	333
Monster Worldwide, Inc. (a)	76,900	2,587
National Semiconductor Corp.	126,700	2,274
NCR Corp. (a)	5,850	405
Novell, Inc. (a)	76,000	513
Red Hat, Inc. (a)(b)	66,700	890
VeriSign, Inc. (a)	10,200	342
Waters Corp. (a)	20,400	955
Xilinx, Inc. (b)	81,500	2,416

		44,497

Transportation 1.3%

Expeditors International Washington, Inc.	8,700	486
Southwest Airlines Co.	93,300	1,519

		2,005

Total Common Stocks (Cost $132,175)		149,350

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 11.4%

Collateral Invested for Securities on Loan (c) 11.4%

Bavaria TRR Corp.
2.401% due 01/06/2005	$4,000	3,998
Fortis Funding LLC
2.250% due 01/03/2005	8,200	8,200
Suntrust Bank
2.000% due 01/03/2005	5,038	5,039

Total Short-Term Instruments (Cost $17,237)		17,237

Total Investments 110.8% (Cost $149,412)		$166,587

Other Assets and Liabilities (Net) (10.8%)		(16,303)

Net Assets 100.0%		$150,284

Notes to Schedule of Investments

(amounts in thousands):

(a)	Non-income producing security.
(b)	Portion of securities on loan with an aggregate market value of $16,515; cash collateral of $17,207 was received with which the Fund purchased securities.
(c)	Securities purchased with the cash proceeds from securities on loans.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
CCM Capital Appreciation Fund

Class R
12/31/2004+	$16.44	$0.05	(a)	$1.44	(a)	$1.49	$(0.05)	$0.00	$(0.05)
06/30/2004	14.21	(0.05	)(a)	2.28	(a)	2.23	0.00	0.00	0.00
12/31/2002 – 06/30/2003	12.72	(0.03	)(a)	1.52	(a)	1.49	0.00	0.00	0.00

CCM Mid-Cap Fund

Class R
12/31/2004+	$21.56	$0.01	(a)	$2.31	(a)	$2.32	$0.00	$0.00	$0.00
06/30/2004	17.58	(0.14	)(a)	4.12	(a)	3.98	0.00	0.00	0.00
12/31/2002 – 06/30/2003	15.58	(0.07	)(a)	2.07	(a)	2.00	0.00	0.00	0.00

NACM Global Fund

Class R
12/31/2004+	$14.18	$(0.03	)(a)	$1.55	(a)	$1.52	$0.00	$(0.61)	$(0.61)
06/30/2004	11.70	(0.10	)(a)	3.52	(a)	3.42	0.00	(0.95)	(0.95)
12/31/2002 – 06/30/2003	10.40	(0.03	)(a)	1.33	(a)	1.30	0.00	0.00	0.00

NFJ Dividend Value Fund

Class R
12/31/2004+	$12.53	$0.14	(a)	$1.00	(a)	$1.14	$(0.14)	$(0.15)	$(0.29)
06/30/2004	10.51	0.26	(a)	2.05	(a)	2.31	(0.20)	(0.09)	(0.29)
12/31/2002 – 06/30/2003	9.77	0.13	(a)	0.71	(a)	0.84	(0.10)	0.00	(0.10)

NFJ Small-Cap Value Fund

Class R
12/31/2004+	$27.66	$0.20	(a)	$3.33	(a)	$3.53	$(0.37)	$(1.60)	$(1.97)
06/30/2004	21.95	0.49	(a)	5.73	(a)	6.22	(0.28)	(0.23)	(0.51)
12/31/2002 – 06/30/2003	20.00	0.18	(a)	1.77	(a)	1.95	0.00	0.00	0.00

PEA Growth & Income Fund

Class R
12/31/2004+	$7.62	$0.04	(a)	$0.45	(a)	$0.49	$(0.05)	$0.00	$(0.05)
06/30/2004	6.56	0.06	(a)	1.09	(a)	1.15	(0.09)	0.00	(0.09)
12/31/2002 – 06/30/2003	6.06	0.04	(a)	0.48	(a)	0.52	(0.02)	0.00	(0.02)

PEA Growth Fund

Class R
12/31/2004+	$17.15	$0.03	(a)	$0.84	(a)	$0.87	$0.00	$0.00	$0.00
06/30/2004	14.42	(0.11	)(a)	2.84	(a)	2.73	0.00	0.00	0.00
12/31/2002 – 06/30/2003	13.24	(0.04	)(a)	1.22	(a)	1.18	0.00	0.00	0.00

PEA Renaissance Fund

Class R
12/31/2004+	$23.34	$(0.05	)(a)	$1.82	(a)	$1.77	$0.00	$0.00	$0.00
06/30/2004	16.29	(0.13	)(a)	7.18	(a)	7.05	0.00	0.00	0.00
12/31/2002 – 06/30/2003	13.81	(0.02	)(a)	3.19	(a)	3.17	0.00	(0.69)	(0.69)

PEA Value Fund

Class R
12/31/2004+	$17.32	$0.04	(a)	$1.05	(a)	$1.09	$(0.11)	$(0.46)	$(0.57)
06/30/2004	12.86	0.05	(a)	4.45	(a)	4.50	(0.04)	0.00	(0.04)
12/31/2002 – 06/30/2003	11.02	0.10	(a)	2.32	(a)	2.42	0.00	(0.58)	(0.58)

RCM Large-Cap Growth Fund

Class R
12/31/2004+	$12.16	$0.00	(a)	$0.50	(a)	$0.50	$0.00	$0.00	$0.00
06/30/2004	10.91	(0.04	)(a)	1.29	(a)	1.25	0.00	0.00	0.00
12/31/2002 – 06/30/2003	10.10	0.00	(a)	0.81	(a)	0.81	0.00	0.00	0.00

RCM Mid-Cap Fund

Class R
12/31/2004+	$2.53	$(0.01	)(a)	$0.17	(a)	$0.16	$0.00	$0.00	$0.00
06/30/2004	2.08	(0.02	)(a)	0.47	(a)	0.45	0.00	0.00	0.00
12/31/2002 – 06/30/2003	1.85	(0.01	)(a)	0.24	(a)	0.23	0.00	0.00	0.00

30  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Fund Redemption Fee		Net Asset Value of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
CCM Capital Appreciation Fund

Class R
12/31/2004+	$0.00		$17.88		9.08%		$1,338	1.46	%*(b)	0.56	%*	58%
06/30/2004	0.00		16.44		15.69		526	1.45		(0.33)		148
12/31/2002 – 06/30/2003	0.00		14.21		11.71		11	1.45	*	(0.46	)*	161

CCM Mid-Cap Fund

Class R
12/31/2004+	$0.00		$23.88		10.76%		$13,014	1.46	%*(b)	0.07	%*	61%
06/30/2004	0.00		21.56		22.64		757	1.45		(0.66)		165
12/31/2002 – 06/30/2003	0.00		17.58		12.84		28	1.46	*(b)	(0.83	)*	155

NACM Global Fund

Class R
12/31/2004+	$0.00		$15.09		10.79%		$16	1.88	%*(i)	(0.44	)%*	90%
06/30/2004	0.01	(a)	14.18		30.14		15	1.81	(d)	(0.77)		203
12/31/2002 – 06/30/2003	0.00		11.70		12.50		11	1.80	*(c)	(0.56	)*	260

NFJ Dividend Value Fund

Class R
12/31/2004+	$0.00		$13.38		9.11%		$98	1.46	%*(b)	2.13	%*	16%
06/30/2004	0.00		12.53		22.17		46	1.45		2.18		36
12/31/2002 – 06/30/2003	0.00		10.51		8.56		11	1.45	*	2.77	*	43

NFJ Small-Cap Value Fund

Class R
12/31/2004+	$0.00		$29.22		12.80%		$8,430	1.61	%*(e)	1.43	%*	9%
06/30/2004	0.00		27.66		28.62		5,033	1.60		1.90		30
12/31/2002 – 06/30/2003	0.00		21.95		9.75		105	1.60	*	1.72	*	20

PEA Growth & Income Fund

Class R
12/31/2004+	$0.00		$8.06		6.38	%(j)	$124	1.61	%*(e)	0.98	%*	11%
06/30/2004	0.00		7.62		17.53		125	1.60		0.82		83
12/31/2002 – 06/30/2003	0.00		6.56		(5.52)		11	1.60	*	1.20	*	84

PEA Growth Fund

Class R
12/31/2004+	$0.00		$18.02	(k)	5.07	%(k)	$19	1.51	%*(g)	0.40	%*	16%
06/30/2004	0.00		17.15	(h)	18.93	(h)	17	1.51	(g)	(0.65)		71
12/31/2002 – 06/30/2003	0.00		14.42		(8.02)		11	1.50	*	(0.60	)*	70

PEA Renaissance Fund

Class R
12/31/2004+	$0.00		$25.11	(l)	7.58	%(l)	$36,193	1.61	%*(e)	(0.45	)%*	27%
06/30/2004	0.00		23.34		43.28		16,349	1.60		(0.58)		60
12/31/2002 – 06/30/2003	0.00		16.29		17.96		12	1.61	*(e)	(0.29	)*	76

PEA Value Fund

Class R
12/31/2004+	$0.00		$17.84	(m)	6.34	%(m)	$20,793	1.46	%*(b)	0.48	%*	22%
06/30/2004	0.00		17.32		35.04		8,622	1.46	(b)	0.32		67
12/31/2002 – 06/30/2003	0.00		12.86		16.70		621	1.45	*	1.59	*	152

RCM Large-Cap Growth Fund

Class R
12/31/2004+	$0.00		$12.66		4.15%		$104	1.46	%*(b)	(0.02	)%*	73%
06/30/2004	0.00		12.16		11.46		75	1.46	(b)	(0.38)		82
12/31/2002 – 06/30/2003	0.00		10.91		8.02		40	1.45	*	(0.05	)*	25

RCM Mid-Cap Fund

Class R
12/31/2004+	$0.00		$2.69		6.32%		$95	1.48	%*(f)	(0.82	)%*	76%
06/30/2004	0.00		2.53		21.63		14	1.48	(f)	(1.05)		145
12/31/2002 – 06/30/2003	0.00		2.08		12.43		11	1.48	*(f)	(1.14	)*	132

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.72%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.80%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.47%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(h)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the investment manager had not made repayments, end of period asset value and total return would have been $17.12 and 18.75%, respectively.
(i)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.80%.
(j)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 6.39%.
(k)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.11%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.00 and 4.96%, respectively.
(l)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.06%. If the investment manager had not made repayments, end of period net asset value and total return would have been $25.10 and 7.52%, respectively.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.09%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.83 and 6.25%, respectively.

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  31

Statements of Assets and Liabilities

December 31, 2004 (Unaudited)

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NFJ Dividend Value Fund	NFJ Small-Cap Value Fund
Assets:

Investments, at value	$1,053,535	$864,560	$9,496	$539,251	$3,312,561
Investment in Affiliates, at value	0	0	0	5,000	0
Repurchase agreement, at value	0	0	0	0	0
Cash	0	0	1	1	2,621
Security lending interest receivable	20	11	0	10	80
Receivable for investments sold	0	0	0	0	8,732
Receivable for Fund shares sold	1,039	1,615	174	3,169	11,411
Interest and dividends receivable	809	656	8	1,469	6,359

	1,055,403	866,842	9,679	548,900	3,341,764

Liabilities:

Payable for investments purchased	$2,574	$15,921	$377	$3,695	$14,553
Overdraft due to Custodian	0	0	0	0	0
Written options outstanding	0	0	0	0	0
Payable for Fund shares redeemed	881	5,651	1	1,611	11,059
Payable for collateral for securities on loan	153,877	53,163	0	94,984	229,149
Accrued investment advisory fee	360	316	5	174	1,639
Accrued administration fee	252	223	4	174	1,002
Accrued distribution fee	172	141	3	136	703
Accrued servicing fee	85	77	1	77	532
Other liabilities	0	0	3	7	0

	158,201	75,492	394	100,858	258,637

Net Assets	$897,202	$791,350	$9,285	$448,042	$3,083,127

Net Assets Consist of:

Paid in capital	$822,437	$738,753	$8,204	$393,002	$2,304,005
Undistributed (overdistributed) net investment income	23	44	230	2,972	45,331
Accumulated undistributed net realized gain (loss)	(73,407)	(97,349)	(84)	6,668	(15,629)
Net unrealized appreciation	148,149	149,902	935	45,400	749,420

	$897,202	$791,350	$9,285	$448,042	$3,083,127

Net Assets:

Class R	$1,338	$13,014	$16	$98	$8,430
Other Classes	895,864	778,336	9,269	447,944	3,074,697

Shares Issued and Outstanding:

Class R	75	545	1	7	289

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class R	$17.88	$23.88	$15.09	$13.38	$29.22

Cost of Investments Owned	$905,431	$714,680	$8,559	$498,898	$2,563,228

Cost of Investment in Affiliates Owned	$0	$0	$0	$5,000	$0

Cost of Repurchase Agreement	$0	$0	$0	$0	$0

32  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands, except per share amounts	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund
Assets:

Investments, at value	$92,648	$835,548	$6,485,587	$3,269,042	$613,219	$166,587
Investment in Affiliates, at value	0	0	20,000	0	0	0
Repurchase agreement, at value	0	0	1,002,326	522,756	0	0
Cash	23	528	0	1	51	0
Security lending interest receivable	2	16	234	38	10	2
Receivable for investments sold	0	0	46,517	0	6,967	42,830
Receivable for Fund shares sold	61	269	20,147	18,203	24,662	120
Interest and dividends receivable	123	787	2,416	4,238	390	116

	92,857	837,148	7,577,227	3,814,278	645,299	209,655

Liabilities:

Payable for investments purchased	$0	$0	$30,873	$0	$1,513	$548
Overdraft due to Custodian	0	0	1,416	0	0	41,334
Written options outstanding	0	246	0	0	0	0
Payable for Fund shares redeemed	85	3,269	39,526	6,408	15,501	114
Payable for collateral for securities on loan	8,092	114,597	822,850	251,496	82,088	17,237
Accrued investment advisory fee	46	325	3,551	1,408	216	80
Accrued administration fee	36	259	2,156	1,194	166	53
Accrued distribution fee	33	417	2,194	1,000	28	3
Accrued servicing fee	17	161	1,373	694	28	2
Other liabilities	0	0	3	0	0	0

	8,309	119,274	903,942	262,200	99,540	59,371

Net Assets	$84,548	$717,874	$6,673,285	$3,552,078	$545,759	$150,284

Net Assets Consist of:

Paid in capital	$107,294	$921,579	$5,308,931	$3,128,956	$521,656	$491,528
Undistributed (overdistributed) net investment income	136	217	(13,025)	2,644	187	(247)
Accumulated undistributed net realized gain (loss)	(34,159)	(359,206)	141,699	7,542	(42,772)	(358,174)
Net unrealized appreciation	11,277	155,284	1,235,680	412,936	66,688	17,177

	$84,548	$717,874	$6,673,285	$3,552,078	$545,759	$150,284

Net Assets:

Class R	$124	$19	$36,193	$20,793	$104	$95
Other Classes	84,424	717,855	6,637,092	3,531,285	545,655	150,189

Shares Issued and Outstanding:

Class R	15	1	1,442	1,165	8	35

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Class R	$8.06	$18.02	$25.11	$17.84	$12.66	$2.69

Cost of Investments Owned	$81,375	$680,244	$5,250,081	$2,856,115	$546,547	$149,412

Cost of Investment in Affiliates Owned	$0	$0	$20,000	$0	$0	$0

Cost of Repurchase Agreement	$0	$0	$1,002,326	$522,756	$0	$0

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  33

Statements of Operations

Six Months Ended December 31, 2004 (Unaudited)

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NFJ Dividend Value Fund	NFJ Small-Cap Value Fund
Investment Income:

Interest	$238	$195	$2	$116	$719
Dividends, net of foreign taxes	8,014	3,755	47	6,209	39,345
Income from Affiliate Investments	0	0	0	14	13
Security lending income	39	20	0	10	133
Miscellaneous income	0	0	0	0	1

Total Income	8,291	3,970	49	6,349	40,211

Expenses:

Investment advisory fees	1,933	1,624	23	826	8,162
Administration fees	1,339	1,136	19	818	5,029
Distribution fees – Class R	1	5	0	0	8
Servicing fees – Class R	1	5	0	0	8
Distribution and/or servicing fees – Other Classes	1,376	1,128	20	998	6,371
Trustees’ fees	28	24	0	11	85
Interest expense	0	4	0	0	0
Tax expense	0	0	2	0	0

Total Expenses	4,678	3,926	64	2,653	19,663

Net Investment Income (Loss)	3,613	44	(15)	3,696	20,548

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	15,795	20,753	134	9,261	48,148
Net realized gain on options	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	46	0	0
Net change in unrealized appreciation (depreciation) on investments	55,014	53,082	642	21,417	272,974
Net change in unrealized (depreciation) on options	0	0	0	0	0

Net Gain	70,809	73,835	822	30,678	321,122

Net Increase from Repayment by Investment Manager	0	0	0	0	0

Net Increase in Net Assets Resulting from Operations	$74,422	$73,879	$807	$34,374	$341,670

34  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund
Investment Income:

Interest	$9	$36	$4,614	$2,745	$99	$17
Dividends, net of foreign taxes	1,035	5,730	26,026	25,250	3,695	494
Income from Affiliate Investments	0	0	27	2	0	0
Security lending income	3	68	1,052	188	48	5
Miscellaneous income	0	0	2	0	0	0

Total Income	1,047	5,834	31,721	28,185	3,842	516

Expenses:

Investment advisory fees	254	1,806	18,505	6,989	1,193	441
Administration fees	201	1,441	11,297	5,961	915	289
Distribution fees – Class R	0	0	33	18	0	0
Servicing fees – Class R	0	0	33	18	0	0
Distribution and/or servicing fees – Other Classes	283	3,220	18,510	8,451	314	22
Trustees’ fees	3	21	199	95	17	6
Interest expense	0	7	0	1	0	5
Tax expense	0	0	0	0	0	0

Total Expenses	741	6,495	48,577	21,533	2,439	763

Net Investment Income (Loss)	306	(661)	(16,856)	6,652	1,403	(247)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	1,010	37,547	530,615	103,628	1,163	5,313
Net realized gain on options	0	895	0	0	0	0
Net realized gain on foreign currency transactions	0	0	12,630	344	0	0
Net change in unrealized appreciation (depreciation) on investments	3,635	(7,451)	(70,932)	108,697	18,684	2,039
Net change in unrealized (depreciation) on options	0	(27)	0	0	0	0

Net Gain	4,645	30,964	472,313	212,669	19,847	7,352

Net Increase from Repayment by Investment Manager	39	877	3,837	1,230	0	0

Net Increase in Net Assets Resulting from Operations	$4,990	$31,180	$459,294	$220,551	$21,250	$7,105

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  35

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund		NFJ Dividend Value Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,613	$(289)	$44	$(1,790)	$(15)	$(23)	$3,696	$3,903
Net realized gain	15,795	105,630	20,753	136,943	180	508	9,261	6,102
Net change in unrealized appreciation (depreciation)	55,014	15,892	53,082	5,825	642	134	21,417	19,658
Net increase from repayments by Investment Manager	0	0	0	0	0	0	0	0

Net increase resulting from operations	74,422	121,233	73,879	140,978	807	619	34,374	29,663

Distributions to Shareholders:

From net investment income
Class R	(4)	0	0	0	0	0	(1)	0
Other Classes	(3,586)	0	0	0	0	0	(4,083)	(3,262)
From net realized capital gains
Class R	0	0	0	0	(1)	(1)	(1)	0
Other Classes	0	0	0	0	(335)	(192)	(4,648)	(1,138)

Total Distributions	3,590	0	0	0	(336)	(193)	(8,733)	(4,400)

Fund Share Transactions:

Receipts for shares sold
Class R	978	528	11,730	735	0	0	47	32
Other Classes	79,574	189,448	91,687	239,792	3,351	4,758	140,228	226,124
Issued as reinvestment of distributions
Class R	4	0	0	0	1	1	2	1
Other Classes	3,168	0	0	0	289	166	6,719	3,576
Cost of shares redeemed
Class R	(279)	(22)	(433)	(31)	0	0	0	(2)
Other Classes	(136,421)	(161,514)	(136,854)	(249,033)	(500)	(1,037)	(27,583)	(29,725)
Net increase (decrease) resulting from Fund share transactions	(52,976)	28,440	(33,870)	(8,537)	3,141	3,888	119,413	200,006
Fund Redemption Fee	8	4	3	9	0	2	25	19

Total Increase (Decrease) in Net Assets	17,864	149,677	40,012	132,450	3,612	4,316	145,079	225,288

Net Assets:

Beginning of period	879,338	729,661	751,338	618,888	5,673	1,357	302,963	77,675

End of period*	$897,202	$879,338	$791,350	$751,338	$9,285	$5,673	$448,042	$302,963

* Including undistributed (overdistributed) net investment income of:	$23	$0	$44	$0	$230	$245	$2,972	$3,360

36  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Amounts in thousands	NFJ Small-Cap Value Fund		PEA Growth & Income Fund		PEA Growth Fund		PEA Renaissance Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$20,548	$37,280	$306	$633	$(661)	$(7,851)	$(16,856)	$(26,243)
Net realized gain	48,148	152,213	1,010	8,436	38,442	84,946	543,245	506,975
Net change in unrealized appreciation (depreciation)	272,974	339,937	3,635	4,051	(7,478)	64,273	(70,932)	1,119,602
Net increase from repayments by Investment Manager	0	0	39	0	877	1,413	3,837	0

Net increase resulting from operations	341,670	529,430	4,990	13,120	31,180	142,781	459,294	1,600,334

Distributions to Shareholders:

From net investment income
Class R	(98)	(28)	(1)	(2)	0	0	0	0
Other Classes	(38,906)	(21,273)	(208)	(830)	0	0	0	0
From net realized capital gains
Class R	(403)	(24)	0	0	0	0	0	0
Other Classes	(158,747)	(20,348)	0	0	0	0	0	0

Total Distributions	(198,154)	(41,673)	(209)	(832)	0	0	0	0

Fund Share Transactions:

Receipts for shares sold
Class R	3,478	4,814	4	101	1	4	20,458	17,466
Other Classes	524,761	1,084,199	5,922	36,809	12,089	66,618	857,610	2,491,504
Issued as reinvestment of distributions
Class R	502	52	1	1	0	0	0	0
Other Classes	155,750	31,355	172	696	0	0	0	1
Cost of shares redeemed
Class R	(906)	(462)	(12)	(1)	0	0	(3,649)	(1,823)
Other Classes	(287,366)	(587,708)	(13,957)	(34,392)	(103,842)	(255,641)	(917,866)	(1,188,483)
Net increase (decrease) resulting from Fund share transactions	396,219	532,250	(7,870)	3,214	(91,752)	(189,019)	(43,447)	1,318,665
Fund Redemption Fee	71	18	3	3	7	7	218	242

Total Increase (Decrease) in Net Assets	539,806	1,020,025	(3,086)	15,505	(60,565)	(46,231)	416,065	2,919,241

Net Assets:

Beginning of period	2,543,321	1,523,296	87,634	72,129	778,439	824,670	6,257,220	3,337,979

End of period*	$3,083,127	$2,543,321	$84,548	$87,634	$717,874	$778,439	$6,673,285	$6,257,220

* Including undistributed (overdistributed) net investment income of:	$45,331	$63,787	$136	$0	$217	$1	$(13,025)	$(6)

See accompanying notes  |  12.31.04  |  PIMCO Funds Semi-Annual Report  37

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Value Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund
	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,652	$4,483	$1,403	$848	$(247)	$(924)
Net realized gain	103,972	237,792	1,163	14,004	5,313	55,282
Net change in unrealized appreciation (depreciation)	108,697	201,084	18,684	42,766	2,039	(5,770)
Net increase from repayments by Investment Manager	1,230	0	0	0	0	0

Net increase resulting from operations	220,551	443,359	21,250	57,618	7,105	48,588

Distributions to Shareholders:

From net investment income
Class R	(123)	(3)	0	0	0	0
Other Classes	(9,679)	(3,931)	(1,216)	(1,801)	0	0
From net realized capital gains
Class R	(494)	0	0	0	0	0
Other Classes	(89,121)	0	0	0	0	0

Total Distributions	(99,417)	(3,934)	(1,216)	(1,801)	0	0

Fund Share Transactions:

Receipts for shares sold
Class R	12,310	8,206	59	44	71	0
Other Classes	1,106,448	1,587,496	85,105	234,798	12,263	42,752
Issued as reinvestment of distributions
Class R	566	3	0	0	0	0
Other Classes	82,315	3,401	1,136	1,693	0	0
Cost of shares redeemed
Class R	(1,396)	(721)	(31)	(14)	0	0
Other Classes	(443,358)	(339,175)	(119,307)	(186,201)	(102,190)	(88,317)
Net increase (decrease) resulting from Fund share transactions	756,885	1,259,210	(33,038)	50,320	(89,856)	(45,565)

Fund Redemption Fee	360	284	11	47	1	2

Total Increase (Decrease) in Net Assets	878,379	1,698,919	(12,993)	106,184	(82,750)	3,025

Net Assets:

Beginning of period	2,673,699	974,780	558,752	452,568	233,034	230,009

End of period*	$3,552,078	$2,673,699	$545,759	$558,752	$150,284	$233,034

* Including undistributed (overdistributed) net investment income of:	$2,644	$4,564	$187	$0	$(247)	$0

38  PIMCO Funds Semi-Annual Report  |  12.31.04  |  See accompanying notes

Notes to Financial Statements

December 31, 2004 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Effective March 22, 2004, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only

12.31.04  |  PIMCO Funds Semi-Annual Report  39

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses where applicable, currently included administrative, distribution, and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Capital Appreciation Fund — $3,227; NACM Global Fund — $1,433; NFJ Dividend Value Fund — $13,040; NFJ Small-Cap Value Fund — $83,766; PEA Growth & Income Fund — $6,047; PEA Growth Fund — $12,088; PEA Renaissance Fund — $301,069; PEA Value Fund — $138,583; and RCM Large-Cap Growth Fund — $14,973.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Kleinwort Wasserstein, an affiliate. Amount paid to Dresdner Kleinwort Wasserstein for the period ended December 31, 2004 is $308,812. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the

40  PIMCO Funds Semi-Annual Report  |  12.31.04

corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PA Fund Management LLC (“PAFM”) is an indirect subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-advisor, which under supervision of PAFM, directs the investments of the Fund’s assets. The advisory fee received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
Fund	All Classes	Inst’l Class	Admin. Class	Class A, B and C(1)	Class D	Class R
CCM Capital Appreciation Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
CCM Mid-Cap Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
NACM Global Fund	0.70%	0.40%	0.40%	0.60%	0.60%	0.60%
NFJ Dividend Value Fund	0.45%	0.25%	0.25%	0.50%	0.50%	0.50%
NFJ Small-Cap Value Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Growth & Income Fund	0.60%	0.25%	0.25%	0.50%	0.50%	0.50%
PEA Renaissance Fund	0.60%	0.25%	0.25%	0.40%	0.40%	0.50%
PEA Value Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.50%
RCM Large-Cap Growth Fund	0.45%	0.30%	0.30%	0.50%	0.50%	0.50%
RCM Mid-Cap Fund	0.47%	0.30%	0.30%	0.50%	0.50%	0.50%

(1)	The Administration Fee is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees. Investors in all classes, except for Class R shares, of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Effective July 1, 2003, the Board of Trustees approved a change in the method for allocating redemption fees. The redemption fees are allocated to all classes of a fund on a pro-rata basis. Prior to that date, redemption fees were retained by the class that generated the fees.

12.31.04  |  PIMCO Funds Semi-Annual Report  41

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

Distribution and Servicing Fees. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2004.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2004, PAD received $3,815,111 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PAFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PAFM or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PAFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class R
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.80%

PAFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	06/30/2003	06/30/2004	12/31/2004
NACM Global Fund	$84	$0	$0

Each unaffiliated Trustee receives an annual retainer of $57,000, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place

42  PIMCO Funds Semi-Annual Report  |  12.31.04

during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the Non-U.S. Government/Agency securities (excluding short-term investments) for the six-month period ended December 31, 2004, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$473,053	$529,753
CCM Mid-Cap Fund	428,775	476,429
NACM Global Fund	8,533	5,868
NFJ Dividend Value Fund	164,164	54,817
NFJ Small-Cap Value Fund	373,950	239,907
PEA Growth & Income Fund	9,077	16,474
PEA Growth Fund	109,750	200,927
PEA Renaissance Fund	1,459,256	1,902,984
PEA Value Fund	1,021,425	602,460
RCM Large-Cap Growth Fund	374,088	418,638
RCM Mid-Cap Fund	119,019	206,794

5. Affiliated Transactions

An affiliate may include any company in which the NFJ Small-Cap Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following company (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Handleman Co.	5.03%	$20,248	$23,993	0.78%

The aggregate cost and value of this company at December 31, 2004, was $20,248 and $23,993 respectively. Investments in affiliate company represent 0.78% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$168
Net realized gain	$0
Change in unrealized loss	$(1,707)
Purchases	$2,934
Proceeds from sales	$0

An affiliate may include any company in which the PEA Renaissance Fund owns five percent or more of its outstanding voting securities. On December 31, 2004, the Fund held five percent or more of the outstanding voting securities of the following companies (amounts in thousands):

Issuer Name	% Holding	Cost	Market Value	% of Net Assets
Navistar International Corp.	9.11%	$183,637	$279,691	4.19%
Bowater, Inc.	9.30%	206,003	227,470	3.41%
Swift Transportation Co., Inc.	8.61%	120,410	135,642	2.03%
Sanmina-SCI Corp.	5.95%	214,184	263,765	3.95%
Reliant Energy, Inc.	6.47%	107,825	263,700	3.95%
United Rentals, Inc.	6.48%	82,532	95,364	1.43%
Visteon Corp.	6.01%	79,218	76,082	1.14%
Kulicke & Soffa Industries, Inc.	5.61%	16,542	24,849	0.37%
Crompton Corp.	5.90%	42,577	79,902	1.20%
Payless Shoesource, Inc.	5.73%	44,533	48,031	0.72%
Cooper Tire & Rubber Co.	5.54%	82,890	89,325	1.34%
AMR Corp.	5.07%	73,901	89,309	1.34%

		$1,254,252	$1,673,130	25.07%

The aggregate cost and value of these companies at December 31, 2004, was $1,254,252 and $1,673,130 respectively. Investments in affiliate companies represent 25.07% of total net assets at December 31, 2004. Investment activity and income amounts relating to affiliates during the six months ended December 31, 2004 were as follows (amounts in thousands):

Dividend income	$4,317
Net realized loss	$(2,653)
Change in unrealized gain	$174,414
Purchases	$258,374
Proceeds from sales	$26,849

In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Fund owning more than 5% of the outstanding shares of certain issues at December 31, 2004. Therefore, the cost and market value of the affiliate disclosure amounts include both acquisitions of new investments holdings that became affiliates during the current period.

12.31.04  |  PIMCO Funds Semi-Annual Report  43

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Global Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	59	$978	32	$528	529	$11,730	36	$735	0	$0	0	$0
Other Classes	4,883	79,574	12,396	189,448	4,265	91,687	11,934	239,792	233	3,351	349	4,758

Issued as reinvestment of distributions

Class R	0	4	0	0	0	0	0	0	0	1	0	1
Other Classes	179	3,168	0	0	0	0	0	0	20	289	12	166

Cost of shares redeemed

Class R	(16)	(279)	(1)	(22)	(19)	(433)	(2)	(31)	0	0	0	0
Other Classes	(8,432)	(136,421)	(10,457)	(161,514)	(6,564)	(136,854)	(12,447)	(249,033)	(36)	(500)	(76)	(1,037)

Net increase (decrease) resulting from Fund share transactions	(3,327)	$(52,976)	1,970	$28,440	(1,789)	$(33,870)	(479)	$(8,537)	217	$3,141	285	$3,888

	PEA Growth Fund				PEA Renaissance Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	0	$1	0	$4	902	$20,458	780	$17,466
Other Classes	680	12,089	3,839	66,618	36,182	857,610	144,624	2,491,504

Issued as reinvestment of distributions

Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	1

Cost of shares redeemed

Class R	0	0	0	0	(160)	(3,649)	(81)	(1,823)
Other Classes	(6,149)	(103,842)	(15,411)	(255,641)	(38,950)	(917,866)	(54,742)	(1,188,483)

Net increase (decrease) resulting from Fund share transactions	(5,469)	$(91,752)	(11,572)	$(189,019)	(2,026)	$(43,447)	60,580	$1,318,665

44  PIMCO Funds Semi-Annual Report  |  12.31.04

	NFJ Dividend Value Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	3	$47	3	$32	123	$3,478	194	$4,814	1	$4	14	$101
Other Classes	11,030	140,228	19,117	226,124	18,670	524,761	45,096	1,084,199	782	5,922	5,187	36,809

Issued as reinvestment of distributions

Class R	0	2	0	1	17	502	2	52	0	1	0	1
Other Classes	512	6,719	302	3,576	5,405	155,750	1,302	31,355	23	172	96	696

Cost of shares redeemed

Class R	0	0	0	(2)	(33)	(906)	(18)	(462)	(2)	(12)	0	(1)
Other Classes	(2,174)	(27,583)	(2,525)	(29,725)	(10,464)	(287,366)	(23,822)	(587,708)	(1,863)	(13,957)	(4,800)	(34,392)

Net increase (decrease) resulting from Fund share transactions	9,371	$119,413	16,897	$200,006	13,718	$396,219	22,754	$532,250	(1,059)	$(7,870)	497	$3,214

	PEA Value Fund				RCM Large-Cap Growth Fund				RCM Mid-Cap Fund
	Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004		Six Months Ended 12/31/2004		Year Ended 06/30/2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Class R	716	$12,310	495	$8,206	5	$59	3	$44	30	$71	0	$0
Other Classes	65,505	1,106,448	101,406	1,587,496	6,991	85,105	20,159	234,798	4,888	12,263	18,688	42,752

Issued as reinvestment of distributions

Class R	32	566	0	3	0	0	0	0	0	0	0	0
Other Classes	4,737	82,315	232	3,401	89	1,136	146	1,693	0	0	0	0

Cost of shares redeemed

Class R	(81)	(1,396)	(45)	(721)	(3)	(31)	(1)	(14)	0	0	0	0
Other Classes	(26,102)	(443,358)	(22,124)	(339,175)	(9,941)	(119,307)	(15,930)	(186,201)	(41,042)	(102,190)	(37,529)	(88,317)

Net increase (decrease) resulting from Fund share transactions	44,807	$756,885	79,964	$1,259,210	(2,859)	$(33,038)	4,377	$50,320	(36,124)	$(89,856)	(18,841)	$(45,565)

12.31.04  |  PIMCO Funds Semi-Annual Report  45

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

7. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Growth Fund
Premium
Balance at 06/30/2004	$0
Sales	1,593
Closing Buys	(1,296)
Expirations	(78)

Balance at 12/31/2004	$219

8. Federal Income Tax Matters

At December 31, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
CCM Capital Appreciation Fund	$152,170	$(4,066)	$148,104
CCM Mid-Cap Fund	150,889	(1,009)	149,880
NACM Global Fund	982	(45)	937
NFJ Dividend Value Fund	51,359	(6,006)	45,353
NFJ Small-Cap Value Fund	757,419	(8,086)	749,333
PEA Growth & Income Fund	12,704	(1,431)	11,273
PEA Growth Fund	169,323	(14,019)	155,304
PEA Renaissance Fund	1,347,161	(111,655)	1,235,506
PEA Value Fund	449,887	(36,960)	412,927
RCM Large-Cap Growth Fund	68,041	(1,369)	66,672
RCM Mid-Cap Fund	18,799	(1,624)	17,175

9. Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

46  PIMCO Funds Semi-Annual Report  |  12.31.04

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund; $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California.1 Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern (revenue sharing) and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

[1]	California v. PA Distributors LLC, et al., No. 04AS03699.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10. Repayment by Investment Manager

As part of the settlement with the SEC regarding the Morgan Stanley (P-010121) subpoena (Note 9 Regulatory and Litigation Matters), PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000.

PAFM has identified transactions in which the PEA Renaissance and PEA Value Funds’ (the “Funds”) purchase of shares of exchange-traded index funds caused certain the Funds’ ownership of other investment companies to exceed the certain Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. PAFM and the Trustees reviewed the transactions, and PAFM has reimbursed the Funds for losses identified in that review.

12.31.04  |  PIMCO Funds Semi-Annual Report  47

Notes to Financial Statements (Cont.)

December 31, 2004 (Unaudited)

11. Subsequent Events

Effective close of business on February 11, 2005, Oppenheimer Capital LLC assumed management of the PEA Renaissance and PEA Value Funds (the “Funds”). These portfolios were previously sub-advised by PEA Capital LLC, also a member of the Allianz Global Investors group of companies.

In connection with these changes, the Funds have been renamed the OpCap Renaissance Fund and the OpCap Value Fund. The two Funds will be overseen by Oppenheimer Capital CIO Colin Glinsman. Mr. Glinsman, who has 25 years of investment experience, will be working with Lois Roman and Louis Goldstein on OpCap Renaissance Fund and will be the lead manager for OpCap Value Fund. Both Funds will continue to be managed in accordance with their current investment objectives and policies.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC has asked PAFM to reimburse certain the Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, PAFM has reimbursed the certain Funds for losses identified using the approach taken in connection with the reimbursement referred to in Note 10 above. There can be no assurance that the SEC will not assert a different measure of loss and, if so, additional amounts may be paid by PAFM to the certain Funds.

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Multi-Manager Series

Investment Adviser and Administrator	PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02340

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors/PFPC, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Stock Funds and Fund Company to Adopt Allianz Name

On April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds will be renamed the Allianz Funds. This name change comes as part of a global rebranding effort within Allianz AG (NYSE: AZ)—our corporate parent. Allianz owns all of the investment firms in the Multi-Manager Series—NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, PEA and Cadence Capital—as well as Pacific Investment Management Company (PIMCO).

All funds managed by PIMCO will keep the PIMCO Funds name. Shareholders in both the Allianz Funds and PIMCO Funds will retain the same rights of exchangeability across all funds as they enjoy today.

Also, in line with this rebranding, our company name will change from PIMCO Advisors to Allianz Global Investors.

What Changes. What Stays the Same.

•	No changes to the portfolio management or investment objectives of any fund are planned in connection with the rebranding.

•	The Allianz Funds will be listed under “A” in the newspaper, while the PIMCO Funds will continue to be listed under “P.”

•	After April 1, communications such as prospectuses and shareholder reports will bear the new look and logo of Allianz Global Investors.

•	Our Web address will change to www.allianzinvestors.com as of April 1, 2005.

For more information, please consult your financial advisor or call 1-800-426-0107.

PIMCO and Allianz: Two Premier Global Names

This page is not part of the report	PZ061A_12402

Item 2.	Code of Ethics

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures

	(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

	(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Code of Ethics – Not applicable.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds: Multi-Manager Series

By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
President/Principal Executive Officer

Date:	March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
President/Principal Executive Officer

Date:	March 10, 2005

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer/Principal Financial Officer

Date:	March 10, 2005

Exhibit Index

(a)(1)	Code of Ethics – Not applicable.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906 CERT)